As filed with the SEC on March 1, 2010.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04419

TRANSAMERICA SERIES TRUST
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2009 - December 31, 2009

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

Transamerica Series Trust Annual Report

570 Carillon Parkway

St. Petersburg, FL 33716

Distributor:  Transamerica Capital, Inc.

Customer Service:  1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Fellow Shareholder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. During the past twelve months, markets have oscillated from significant weakness in conjunction with investors’ concerns over the health of the economy and the labor market to strengthen in conjunction with investor optimism of recovery and bargain hunting. The equity markets touched new lows in March 2009, and then subsequently rallied sharply. The period ended with positive twelve month returns for both the broad equity and bond markets. As economic recovery prospects improved and the market rallied from new lows in March, the U.S. dollar weakened versus the Euro, British Pound, and Japanese Yen until December, when it began to modestly strengthen. Oil prices have been volatile over the past year, hitting their lows in January 2009 and recovering sharply to end significantly higher at the end of the period. The Federal Reserve has kept the federal funds rate in a range of 0%-0.25% in an effort to stimulate the economy. The unemployment rate has risen for most of 2009 as labor market conditions remain weak. Bargain hunting and an increased appetite for risk following market lows in March 2009 led to strong gains for particular equity and fixed-income sectors, including emerging market stocks, technology stocks and high yield bonds. Treasuries and money market securities lagged on a relative basis. For the twelve months ending December 31, 2009, the Dow Jones Industrial Average returned 22.68%, the Standard & Poor’s 500 Index returned 26.46%, and the Barclays Capital Aggregate U.S. Bond Index returned 5.93%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board, President & Chief Executive Officer	Senior Vice President & Chief Investment Officer
Transamerica Series Trust	Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Series Trust.

Transamerica AEGON High Yield Bond VP

(Formerly Known As Transamerica MFS High Yield VP)

(unaudited)

MARKET ENVIRONMENT

The high yield market finished 2009 on a strong note with the Bank of America Merrill Lynch High Yield Cash Pay Index (“BofA Merrill Lynch U.S. High Yield, Cash Pay”) returning 5.83% during the fourth quarter and 56.28% for the year. December marked the 10th consecutive month of gains and capped a year which now stands as the best high yield return performance on record for the BofA Merrill Lynch U.S. High Yield, Cash Pay.

High yield returns benefited from positive technical factors for the majority of 2009. The heavy flow of money to risky asset classes spurred rallies in high yield, investment-grade and emerging-markets credit, leveraged loans and equities. The Federal Reserve Board’s (“Fed”) accommodative monetary policy is expected to lay the groundwork for economic expansion and investors in search of returns will continue to migrate toward risk taking activities due to the low interest rate environment.

Improved investor sentiment and risk tolerance led to capital markets access for most high yield bond issuers during the year. The liquidity profiles of issuers were the prime beneficiaries as companies were able to term out short-dated maturities on favorable terms. This removed a significant amount of near term default risk from the market. As a result, the number of companies filing for bankruptcy dropped sharply as the year progressed.

We believe default rates should continue to decline in 2010. The Moody’s trailing 12-month issuer based default rate likely peaked in forth quarter at 13.8% which is more consistent with levels seen in prior recessionary periods than the Depression-like conditions implied by the record spread levels witnessed in Q4 2008 and Q1 2009. We anticipate the default rate will decline rapidly once the early 2009 bankruptcies pass their 1-year anniversary and fall out of the measurement period. Our expectation is that by the end of 2010, default rates will be in the 4% to 5% range.

PERFORMANCE

For the year ended December 31, 2009, Transamerica AEGON High Yield Bond VP Initial Class returned 47.05%. By comparison its primary and former benchmarks, the BofA Merrill Lynch U.S. High Yield, Cash Pay and the Barclays Capital U.S. High Yield Corporate Bond Index, returned 56.28% and 58.21%, respectively.

STRATEGY REVIEW

We anticipate fundamentals will stabilize in the coming months but challenges to the economy remain. Job losses have slowed but unemployment levels are at 25-year highs and may climb further before any long term improvement takes hold. As a result, we do not expect consumers to be a significant economic driver in the short-term but instead anticipate that inventory re-stocking and capital availability should foster growth in 2010.

AEGON USA Investment Management, LLC assumed responsibility as the sub-adviser for the Transamerica AEGON High Yield Bond VP in November 2009. Based on our economic outlook we anticipate positioning the portfolio with an overweight bias to cyclical sectors including technology and building materials. Alternatively, we expect to underweight defensive sectors including industries such as energy and telecom. We are becoming increasing selective in the lower quality portion of the market following the significant rally in 2009. However, we believe opportunities still exist in financials, where spreads remain wide relative to the overall high yield market. We also see potential in certain lower quality but improving credits.

While we believe 2010 returns will be subdued compared to 2009, we continue to believe the high yield market offers attractive spreads and yields, both on an absolute basis and relative to other fixed income asset classes. Fiscal and monetary support, inventory restocking and capital availability should foster economic growth in the coming year. Improving fundamentals should also allow companies to continue to improve their balance sheets. As a result, we will position the portfolio towards a view that we are in the early stages of a recovery and we believe the portfolio will outperform in that environment.

David R. Halfpap, CFA
Bradley J. Beman, CFA, CPA
Benjamin D. Miller, CFA

Co-Portfolio Managers
AEGON USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2009

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	47.05%	4.85%	5.10%	06/01/1998
BofA Merrill Lynch U.S. High Yield, Cash Pay*	56.28%	6.23%	6.77%
Barclays Capital U.S. Corporate High Yield Bond*	58.21%	6.46%	6.71%
Service Class	46.67%	4.57%	6.29%	05/01/2003

NOTES

* The Bank of America Merrill Lynch U.S. High Yield, Cash Pay (“BofA Merrill Lynch U.S. High Yield, Cash Pay”) and Barclays Capital U.S. Corporate High Yield Bond Index (“Barclays Capital U.S. Corporate High Yield Bond”) are unmanaged indexes used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica AEGON High Yield Bond VP
Initial Class	$1,000.00	$1,200.40	$4.44	$1,021.17	$4.08	0.80%
Service Class	1,000.00	1,198.30	5.82	1,019.91	5.35	1.05

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Corporate Debt Securities	82.8%
Repurchase Agreement	6.0
Loan Assignments	4.8
Preferred Corporate Debt Securities	1.7
Preferred Stocks	0.7
Asset-Backed Securities	0.5
Common Stock	0.0 (a)
Other Assets and Liabilities - Net	3.5
Total	100.0%

(a) Amount rounds to less than 0.05% or (0.05%).

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts in thousands)

		Principal	Value
ASSET-BACKED SECURITIES - 0.5%
Delta Air Lines, Inc.
Series 2001-1, Class A-2
7.11%, 03/18/2013		$510	$514
Series 2001-1, Class B
7.71%, 03/18/2013		495	488
Total Asset-Backed Securities (cost $953)			1,002

PREFERRED CORPORATE DEBT SECURITIES - 1.7%
Commercial Banks - 0.5%
Wells Fargo Capital XV
9.75%, 09/26/2013 ■ Ž *		1,000	1,070
Diversified Financial Services - 1.2%
Bank of America Corp.
8.00%, 12/29/2049 Ž		2,660	2,561
Total Preferred Corporate Debt Securities (cost $3,235)			3,631

CORPORATE DEBT SECURITIES - 82.8%
Aerospace & Defense - 1.6%
Hawker Beechcraft Acquisition Co. LLC
8.50%, 04/01/2015		2,025	1,428
L-3 Communications Corp.
5.88%, 01/15/2015		485	484
6.13%, 01/15/2014		1,095	1,102
Spirit Aerosystems, Inc.
7.50%, 10/01/2017 -144A		435	428
Building Products - 1.6%
Building Materials Corp. of America
7.75%, 08/01/2014		1,180	1,168
Owens Corning, Inc.
9.00%, 06/15/2019		965	1,076
Ply Gem Industries, Inc.
11.75%, 06/15/2013		1,195	1,195
Capital Markets - 0.8%
Janus Capital Group, Inc.
6.70%, 06/15/2017 Ђ		1,715	1,616
Chemicals - 2.3%
Huntsman International LLC
5.50%, 06/30/2016 -144A		2,335	2,071
Nalco Co.
8.88%, 11/15/2013		450	464
Nova Chemicals Corp.
3.65%, 11/15/2013*		1,000	915
8.38%, 11/01/2016 -144A		1,440	1,462
Commercial Services & Supplies - 3.9%
Aramark Corp.
8.50%, 02/01/2015		900	927
Corrections Corp. of America
6.25%, 03/15/2013		1,000	1,005
7.75%, 06/01/2017		385	397
Hertz Corp.
8.88%, 01/01/2014		1,440	1,472
Iron Mountain, Inc.
6.63%, 01/01/2016		1,130	1,108
8.38%, 08/15/2021		590	609
KAR Auction Services, Inc.
4.48%, 05/01/2014*		660	615
10.00%, 05/01/2015		700	749
RSC Equipment Rental, Inc.
9.50%, 12/01/2014		1,345	1,347
World Color USA Corp.
6.13%, 11/15/2013 Ə		690	♦
Consumer Finance - 1.1%
American General Finance Corp.
5.85%, 06/01/2013		3,000	2,371
Containers & Packaging - 2.4%
Cascades, Inc.
7.88%, 01/15/2020 -144A		750	761
Graphic Packaging International, Inc.
9.50%, 08/15/2013		1,005	1,038
Greif, Inc.
6.75%, 02/01/2017		1,175	1,152
Jefferson Smurfit Corp.
8.25%, 10/01/2012 Џ		725	638
Owens Brockway Glass Container, Inc.
7.38%, 05/15/2016		585	604
8.25%, 05/15/2013		745	765
Smurfit-Stone Container Enterprises, Inc.
8.00%, 03/15/2017 Џ		329	290
Diversified Consumer Services - 1.3%
Service Corp. International
7.00%, 06/15/2017 Ђ		1,660	1,610
7.38%, 10/01/2014		1,195	1,201
Diversified Financial Services - 8.3%
CIT Group, Inc.
7.00%, 05/01/2013		2,500	2,267
El Paso Performance-Linked Trust
7.75%, 07/15/2011 -144A		1,445	1,481
FCE Bank
7.13%, 01/16/2012	EUR	1,800	2,528
Firekeepers Development Authority
13.88%, 05/01/2015 -144A		$530	602
Ford Motor Credit Co. LLC
9.75%, 09/15/2010 Ђ		1,590	1,640
Fresenius US Finance II, Inc.
9.00%, 07/15/2015 -144A		720	792
GMAC, Inc.
6.75%, 12/01/2014		1,550	1,473
6.88%, 09/15/2011		3,670	3,614
7.00%, 02/01/2012		365	360
8.00%, 11/01/2031		84	76
International Lease Finance Corp.
5.63%, 09/20/2013		1,280	1,004
JPMorgan Chase & Co. - Series I
7.90%, 04/30/2018 Ž ■ *		630	650
Nuveen Investments, Inc.
10.50%, 11/15/2015		1,110	1,007
Smurfit Kappa Funding PLC
7.75%, 04/01/2015		230	221
Diversified Telecommunication Services - 8.9%
Cincinnati Bell, Inc.
8.38%, 01/15/2014		2,200	2,239

The notes to the financial statements are an integral part of this report.

4

	Principal	Value
Diversified Telecommunication Services (continued)
Frontier Communications Corp.
8.13%, 10/01/2018	$630	$638
8.25%, 05/01/2014	770	803
Intelsat Jackson Holdings, Ltd.
9.50%, 06/15/2016	3,075	3,289
Nordic Telephone Co. Holdings ApS
8.88%, 05/01/2016 -144A	1,341	1,418
Qwest Capital Funding, Inc.
7.25%, 02/15/2011	945	959
Qwest Communications International, Inc.
7.25%, 02/15/2011 Ђ	475	477
8.00%, 10/01/2015 -144A	440	452
Qwest Corp.
7.88%, 09/01/2011	650	681
8.38%, 05/01/2016	395	424
8.88%, 03/15/2012 Ђ	1,240	1,333
Sprint Capital Corp.
8.38%, 03/15/2012	810	838
8.75%, 03/15/2032	1,375	1,296
Sprint Nextel Corp.
8.38%, 08/15/2017	345	352
Wind Acquisition Finance SA
10.75%, 12/01/2015 -144A Ђ	2,085	2,231
Windstream Corp.
8.63%, 08/01/2016	1,805	1,837
Electric Utilities - 2.9%
Calpine Construction Finance Co. LP
8.00%, 06/01/2016 -144A	990	1,020
Intergen NV
9.00%, 06/30/2017 -144A	1,625	1,694
Mirant North America LLC
8.30%, 05/01/2011	800	820
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/2015 Ђ	3,275	2,653
Energy Equipment & Services - 0.5%
MarkWest Energy Partners LP
6.88%, 11/01/2014	860	812
8.75%, 04/15/2018	250	258
Food & Staples Retailing - 0.4%
Couche-Tard U.S. LP
7.50%, 12/15/2013	190	193
SUPERVALU, Inc.
8.00%, 05/01/2016	600	609
Food Products - 1.0%
Del Monte Corp.
6.75%, 02/15/2015	2,205	2,249
Gas Utilities - 1.4%
Dynegy Holdings, Inc.
7.50%, 06/01/2015	680	636
7.75%, 06/01/2019	2,685	2,329
Health Care Equipment & Supplies - 1.3%
Cooper Cos., Inc.
7.13%, 02/15/2015	855	831
VWR Funding, Inc. - Series B
10.25%, 07/15/2015	1,775	1,846
Health Care Providers & Services - 5.1%
Community Health Systems, Inc.
8.88%, 07/15/2015	3,115	3,224
HCA, Inc.
8.50%, 04/15/2019 -144A	1,385	1,492
9.25%, 11/15/2016	4,265	4,581
Psychiatric Solutions, Inc.
7.75%, 07/15/2015 -144A	375	353
U.S. Oncology, Inc.
10.75%, 08/15/2014	1,355	1,423
Hotels, Restaurants & Leisure - 5.0%
Ameristar Casinos, Inc.
9.25%, 06/01/2014 -144A	1,070	1,110
Fontainebleau Las Vegas Holdings LLC
10.25%, 06/15/2015 -144A Џ Ђ	900	9
Harrah’s Operating Co., Inc.
10.00%, 12/15/2018 -144A	3,396	2,726
Harrahs Operating Escrow LLC
11.25%, 06/01/2017 -144A	755	790
MGM Mirage, Inc.
6.75%, 04/01/2013	1,195	1,031
7.50%, 06/01/2016	1,510	1,178
10.38%, 05/15/2014 -144A	170	184
11.13%, 11/15/2017 -144A	420	465
11.38%, 03/01/2018 -144A	695	622
Royal Caribbean Cruises, Ltd.
7.00%, 06/15/2013	725	723
11.88%, 07/15/2015	1,145	1,324
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/2018	655	657
Household Durables - 1.1%
Jarden Corp.
7.50%, 05/01/2017	1,205	1,202
Lennar Corp.
12.25%, 06/01/2017	455	548
Meritage Homes Corp.
6.25%, 03/15/2015	700	644
Independent Power Producers & Energy Traders - 3.4%
AES Corp.
8.00%, 10/15/2017	1,965	2,017
Edison Mission Energy
7.00%, 05/15/2017	3,090	2,440
7.20%, 05/15/2019	1,000	758
Mirant North America LLC
7.38%, 12/31/2013	445	440
NRG Energy, Inc.
7.38%, 02/01/2016	1,545	1,547
Insurance - 0.6%
Liberty Mutual Group, Inc. - Series C
10.75%, 06/15/2058 -144A	1,275	1,352
IT Services - 2.6%
SunGard Data Systems, Inc.
9.13%, 08/15/2013	3,045	3,120
Unisys Corp.
14.25%, 09/15/2015 -144A	2,000	2,330
Media - 5.3%
AMC Entertainment, Inc.
8.75%, 06/01/2019	970	989
11.00%, 02/01/2016	985	1,029

The notes to the financial statements are an integral part of this report.

5

		Principal	Value
Media (continued)
American Media Operations, Inc.
9.00%, 05/01/2013 -144A	$24		$15
14.00%, 11/01/2013 -144A		258	165
Bonten Media Acquisition Co.
9.00%, 06/01/2015 -144A		1,479	551
Clear Channel Communications, Inc.
10.75%, 08/01/2016		250	196
Clear Channel Worldwide Holdings, Inc.
9.25%, 12/15/2017 -144A		975	1,003
CSC Holdings, Inc.
6.75%, 04/15/2012		164	169
8.50%, 04/15/2014 -144A		1,585	1,689
Lamar Media Corp.
6.63%, 08/15/2015		2,365	2,295
Umbrella Acquisition, Inc.
9.75%, 03/15/2015 -144A		2,079	1,822
Univision Communications, Inc.
12.00%, 07/01/2014 -144A		550	606
Videotron Ltee
6.88%, 01/15/2014		670	673
Metals & Mining - 1.3%
Teck Resources, Ltd.
9.75%, 05/15/2014		410	473
10.25%, 05/15/2016		290	338
10.75%, 05/15/2019		1,565	1,870
Multiline Retail - 0.8%
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012		385	393
5.75%, 07/15/2014		1,300	1,303
Oil, Gas & Consumable Fuels - 8.1%
Chaparral Energy, Inc.
8.88%, 02/01/2017 Ђ		1,380	1,218
Chesapeake Energy Corp.
6.38%, 06/15/2015		615	603
7.00%, 08/15/2014		615	623
9.50%, 02/15/2015		905	993
El Paso Corp.
8.25%, 02/15/2016		545	582
Forest Oil Corp.
7.25%, 06/15/2019		1,620	1,599
Hilcorp Energy I LP
9.00%, 06/01/2016 -144A		1,240	1,259
Mariner Energy, Inc.
8.00%, 05/15/2017		1,070	1,027
Newfield Exploration Co.
6.63%, 09/01/2014		1,330	1,340
Opti Canada, Inc.
8.25%, 12/15/2014		1,250	1,030
Pacific Rubiales Energy Corp.
8.75%, 11/10/2016 -144A		618	649
Penn Virginia Corp.
10.38%, 06/15/2016		1,365	1,488
Petrohawk Energy Corp.
10.50%, 08/01/2014		915	1,000
Pioneer Natural Resources Co.
6.88%, 05/01/2018		1,085	1,074
7.50%, 01/15/2020		670	670
Plains Exploration & Production Co.
7.00%, 03/15/2017		2,010	1,974
Swift Energy Co.
8.88%, 01/15/2020		175	179
Paper & Forest Products - 2.5%
Buckeye Technologies, Inc.
8.50%, 10/01/2013		1,530	1,563
Georgia-Pacific LLC
7.13%, 01/15/2017 -144A		965	977
8.00%, 01/15/2024		495	505
Millar Western Forest Products, Ltd.
7.75%, 11/15/2013		1,545	1,128
Smurfit Kappa Acquisitions
7.75%, 11/15/2019 -144A §	EUR	250	353
Verso Paper Holdings LLC - Series B
11.38%, 08/01/2016		$1,138	916
Real Estate Investment Trusts - 0.8%
Host Hotels & Resorts, LP
6.75%, 06/01/2016 - Series Q		760	756
7.13%, 11/01/2013		575	584
9.00%, 05/15/2017 -144A		390	422
Real Estate Management & Development - 0.5%
CB Richard Ellis Services, Inc.
11.63%, 06/15/2017		350	389
Newland International Properties Corp.
9.50%, 11/15/2014 -144A		869	771
Semiconductors & Semiconductor Equipment - 0.5%
Freescale Semiconductor, Inc.
8.88%, 12/15/2014		1,180	1,083
Software - 1.7%
First Data Corp.
9.88%, 09/24/2015		2,530	2,360
11.25%, 03/31/2016		1,605	1,372
Specialty Retail - 1.0%
AmeriGas Partners, LP
7.13%, 05/20/2016		1,275	1,275
Nebraska Book Co., Inc.
8.63%, 03/15/2012		250	215
Sally Holdings LLC
10.50%, 11/15/2016		610	656
Textiles, Apparel & Luxury Goods - 0.3%
Levi Strauss & Co.
9.75%, 01/15/2015		680	714
Tobacco - 0.6%
Alliance One International, Inc.
10.00%, 07/15/2016 -144A		1,130	1,187
Transportation Infrastructure - 0.9%
Commercial Barge Line Co.
12.50%, 07/15/2017 -144A		1,205	1,253
Kansas City Southern Railway
8.00%, 06/01/2015		575	596
Wireless Telecommunication Services - 1.0%
Nextel Communications, Inc. - Series E
6.88%, 10/31/2013		1,045	1,014
NII Capital Corp.
10.00%, 08/15/2016 -144A		980	1,026
Total Corporate Debt Securities (cost $165,482)			177,292

The notes to the financial statements are an integral part of this report.

6

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS - 0.7%
Diversified Financial Services - 0.7%
Bank of America Corp. 8.63% ▲ ‡	45,250	$1,110
GMAC, Inc. 7.00% -144A ▲	707	466
Total Preferred Stocks (cost $1,354)		1,576

COMMON STOCK - 0.0%
Media - 0.0%
American Media, Inc. ‡ Ə	4,423	3
Total Common Stock (cost $2)

	Principal
LOAN ASSIGNMENTS - 4.8%
Automobiles - 1.1%
Dayco Products, LLC
9.86%, 12/31/2011	$1,210	16
Ford Motor Co.
3.59%, 12/16/2013	2,609	2,408
Chemicals - 1.1%
LyondellBasell Cam Exchange
3.82%, 12/20/2013 §	594	441
4.07%, 12/20/2013 §	361	268
7.00%, 12/20/2013 §	1,567	1,161
LyondellBasell Chemical Company
5.82%, 12/15/2009	228	235
9.17%, 12/15/2009	152	158
Hotels, Restaurants & Leisure - 0.5%
Green Valley Ranch Gaming, LLC
3.88%, 08/16/2014	1,626	244
MGM Mirage
6.00%, 10/03/2011	861	798
Independent Power Producers & Energy Traders - 0.3%
Calpine Corp.
3.48%, 03/29/2014 §	650	614
Machinery - 0.1%
Accuride Corp.
3.00%, 01/31/2012 §	181	180
Media - 1.5%
Charter Communications Operating, LLC
6.25%, 03/06/2014	928	869
Tribune Co.
5.25%, 05/17/2014 §	1,866	953
Young Broadcasting, Inc.
4.75%, 11/03/2012	1,627	1,196
Specialty Retail - 0.2%
Michaels Stores, Inc.
2.54%, 10/31/2013	552	518
Total Loan Assignments (cost $12,555)		10,059

REPURCHASE AGREEMENT - 6.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $12,795 on 01/04/2010. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017 - 05/15/2039, and with a total value of $13,053.	12,795	12,795
Total Repurchase Agreement (cost $12,795)

Total Investment Securities (cost $196,376) #		206,358
Other Assets and Liabilities - Net		7,556

Net Assets		$213,914

NOTES TO SCHEDULE OF INVESTMENTS:

Ž	The security has a perpetual maturity. The date shown is the next call date.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2009.
♦	Value and/or principal is less than $1.
*	Floating or variable rate note. Rate is listed as of 12/31/2009.
Џ	In default.
§	Illiquid. These securities aggregated $3,998, or 1.87%, of the fund’s net assets.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
▲	Rate shown reflects the yield at 12/31/2009.
‡	Non-income producing security.
Ə

Security fair valued as determined in good faith in accordance with procedures established by the Board of Directors.  This security had a Market Value of $3, or less than 0.01% of the fund’s net assets.

#

Aggregate cost for federal income tax purposes is $196,946. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $12,568 and $3,156, respectively. Net unrealized appreciation for tax purposes is $9,412.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $40,059, or 18.71%, of the fund’s net assets.

EUR	Euro

The notes to the financial statements are an integral part of this report.

7

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$—	$3	$—	$3
Equities - Financials	1,576	—	—	1,576
Fixed Income - Asset-Backed Security	—	1,002	—	1,002
Fixed Income - Consumer Discretionary	—	38,721	—	38,721
Fixed Income - Consumer Staples	—	4,238	—	4,238
Fixed Income - Energy	—	21,957	—	21,957
Fixed Income - Financials	—	29,607	—	29,607
Fixed Income - Health Care	—	13,750	—	13,750
Fixed Income - Industrials	—	15,325	—	15,325
Fixed Income - Information Technology	—	10,265	—	10,265
Fixed Income - Materials	—	18,616	—	18,616
Fixed Income - Telecommunication Services	—	25,114	—	25,114
Fixed Income - Utilities	—	13,389	—	13,389
Cash & Cash Equivalent - Repurchase Agreement	—	12,795	—	12,795
Total	$1,576	$204,782	$—	$206,358

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 12/31/2009
Fixed Income - Financials	$4,339	$(4,339)	$—	$—	$—	$—	$—
Total	$4,339	$(4,339)	$—	$—	$—	$—	$—

The notes to the financial statements are an integral part of this report.

8

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $183,581)	$193,563
Repurchase agreement, at value (cost: $12,795)	12,795
Cash	20
Foreign currency (cost: $687)	659
Receivables:
Investment securities sold	4,953
Shares sold	68
Interest	4,163
216,221
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,892
Shares redeemed	198
Management and advisory fees	155
Distribution and service fees	6
Administration fees	5
Printing and shareholder reports fees	12
Audit and tax fees	14
Other	25
2,307
Net assets	$213,914

Net assets consist of:
Capital stock ($.01 par value)	$269
Additional paid-in capital	229,445
Undistributed net investment income	27,148
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(52,908)
Net unrealized appreciation (depreciation) on:
Investment securities	9,982
Translation of assets and liabilities denominated in foreign currencies	(22)
Net assets	$213,914

Net assets by class:
Initial Class	$187,509
Service Class	26,405
Shares outstanding:
Initial Class	23,583
Service Class	3,284
Net asset value and offering price per share:
Initial Class	$7.95
Service Class	8.04

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$387
Interest income	29,054
Securities lending income (net)	66
29,507
Expenses:
Management and advisory	2,064
Printing and shareholder reports	30
Custody	74
Administration	58
Legal	27
Audit and tax	30
Trustees	11
Transfer agent	6
Distribution and service:
Service Class	39
Other	27
Total expenses	2,366
Net investment income	27,141

Net realized gain (loss) on transactions from:
Investment securities	(26,861)
Foreign currency transactions	(3)
(26,864)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	107,482
Translation of assets and liabilities denominated in foreign currencies	(48)
Change in unrealized appreciation (depreciation)	107,434
Net realized and unrealized gain	80,570

Net increase in net assets resulting from operations	$107,711

The notes to the financial statements are an integral part of this report.

9

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$27,141	$25,704
Net realized gain (loss) from investment securities and foreign currency transactions	(26,864)	(23,945)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	107,434	(85,787)
Net increase (decrease) in net assets resulting from operations	107,711	(84,028)

Distributions to shareholders:
From net investment income:
Initial Class	(24,219)	(25,466)
Service Class	(1,472)	(632)
	(25,691)	(26,098)
From net realized gains:
Initial Class	—	(5,013)
Service Class	—	(131)
	—	(5,144)
Total distributions to shareholders	(25,691)	(31,242)

Capital share transactions:
Proceeds from shares sold:
Initial Class	76,156	64,561
Service Class	27,631	4,873
	103,787	69,434
Dividends and distributions reinvested:
Initial Class	24,219	30,479
Service Class	1,472	763
	25,691	31,242
Cost of shares redeemed:
Initial Class	(235,460)	(46,486)
Service Class	(12,607)	(7,358)
	(248,067)	(53,844)
Net increase (decrease) in net assets from capital shares transactions	(118,589)	46,832

Net decrease in net assets	(36,569)	(68,438)

Net assets:
Beginning of year	250,483	318,921
End of year	$213,914	$250,483
Undistributed net investment income	$27,148	$25,689

Share activity:
Shares issued:
Initial Class	11,051	8,476
Service Class	3,916	637
	14,967	9,113
Shares issued-reinvested from distributions:
Initial Class	3,359	4,010
Service Class	202	99
	3,561	4,109
Shares redeemed:
Initial Class	(32,558)	(6,083)
Service Class	(1,780)	(926)
	(34,338)	(7,009)
Net increase (decrease) in shares outstanding:
Initial Class	(18,148)	6,403
Service Class	2,338	(190)
	(15,810)	6,213

The notes to the financial statements are an integral part of this report.

10

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.87	$8.74	$9.48	$9.62	$10.54
Investment operations
Net investment income(a)	0.66	0.67	0.68	0.69	0.70
Net realized and unrealized gain (loss)	2.04	(2.68)	(0.52)	0.29	(0.51)
Total operations	2.70	(2.01)	0.16	0.98	0.19
Distributions
From net investment income	(0.62)	(0.72)	(0.90)	(1.00)	(0.85)
From net realized gains	—	(0.14)	— (b)	(0.12)	(0.26)
Total distributions	(0.62)	(0.86)	(0.90)	(1.12)	(1.11)
Net asset value
End of year	$7.95	$5.87	$8.74	$9.48	$9.62
Total return(c)	47.05%	(25.20)%	1.85%	10.95%	1.81%
Net assets end of year (000’s)	$187,509	$244,866	$308,893	$378,471	$421,010
Ratio and supplemental data
Expenses to average net assets	0.80%	0.79%	0.81%	0.82%	0.83%
Net investment income, to average net assets	9.38%	8.73%	7.25%	7.16%	6.92%
Portfolio turnover rate	85%	59%	70%	96%	51%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.94	$8.83	$9.56	$9.70	$10.64
Investment operations
Net investment income(a)	0.64	0.66	0.66	0.67	0.68
Net realized and unrealized gain (loss)	2.07	(2.72)	(0.51)	0.29	(0.52)
Total operations	2.71	(2.06)	0.15	0.96	0.16
Distributions
From net investment income	(0.61)	(0.69)	(0.88)	(0.98)	(0.84)
From net realized gains	—	(0.14)	— (b)	(0.12)	(0.26)
Total distributions	(0.61)	(0.83)	(0.88)	(1.10)	(1.10)
Net asset value
End of year	$8.04	$5.94	$8.83	$9.56	$9.70
Total return(c)	46.67%	(25.46)%	1.73%	10.62%	1.50%
Net assets end of year (000’s)	$26,405	$5,617	$10,028	$10,083	$7,825
Ratio and supplemental data
Expenses to average net assets	1.05%	1.04%	1.06%	1.07%	1.08%
Net investment income, to average net assets	8.75%	8.26%	7.01%	6.91%	6.66%
Portfolio turnover rate	85%	59%	70%	96%	51%

(a)          Calculated based on average number of shares outstanding.

(b)         Rounds to less than ($0.01) or $0.01.

(c)          Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

11

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effective November 20, 2009, Transamerica AEGON High Yield Bond VP changed its name from Transamerica MFS High Yield VP and changed its sub-adviser from MFS Investment Management to AEGON USA Investment Management, LLC.

The Fund seeks a high level of current income by investing in high-yield debt securities.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unsecured loan participations at December 31, 2009.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Unfunded commitments: At December 31, 2009, the Fund had the following unfunded loan commitments:

Borrower	Unfunded Commitment	Unrealized Appreciation
Lyondell Chemical Co., 5.80%, 04/06/2010	$76	$3

The commitments are available until the maturity date of the respective security.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, AUIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, AUIM, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Moderate VP	$4,989	2.33%
Transamerica Asset Allocation-Moderate Growth VP	27,989	13.08
Total	$32,978	15.41%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

Effective November 20, 2009

First $750 million.	0.64%
Over $750 million	0.60%

August 1 — November 19, 2009

First $250 million	0.715%
Over $250 million up to $750 million	0.71%
Over $750 million up to $1 billion	0.68%
Over $1 billion	0.67%

January 1 — July 31, 2009

First $250 million	0.725%
Over $250 million up to $500 million	0.715%
Over $500 million up to $750 million	0.71%
Over $750 million up to $1 billion	0.68%
Over $1 billion	0.67%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.05% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

15

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$226,891
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	347,189
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$9
Undistributed (accumulated) net realized gain (loss) from investment securities	$(9)

16

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$19,488	December 31, 2016
$24,496	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$25,691
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	28,725
Long-term Capital Gain	2,517

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$27,298
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(43,984)
Post October Capital Loss Deferral	$(8,504)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$9,390
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica AEGON High Yield Bond VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica AEGON High Yield Bond VP (formerly known as Transamerica MFS High Yield VP) (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

18

APPROVAL OF NEW SUB-ADVISORY AGREEMENT (unaudited)

At a special meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on September 18, 2009, the Board considered the termination of MFS Investment Management (“MFS”) as sub-adviser for Transamerica MFS High Yield VP (the “Fund”) and the appointment of AEGON USA Investment Management, LLC (“AUIM” or the “Sub-Adviser”) as the replacement sub-adviser.  The Board authorized Transamerica Asset Management, Inc. (“TAM”) to terminate the sub-advisory Agreement with MFS and approved the sub-advisory agreement with AUIM with respect to the Fund for an initial two-year period (the “AUIM Sub-Advisory Agreement”) following a presentation by TAM, pending shareholder approval.  Discussed below are some of the material factors considered by the Board.

Board Considerations.  To assist the Board Members in their consideration of the AUIM Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.  Among other things, the Board Members considered:

(a) that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b) that AUIM is an experienced and respected asset management firm and that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that AUIM provides to other funds within the Transamerica fund complex, including Transamerica High Yield Bond, a fund sub-advised by AUIM which uses a similar investment program to that of the Fund;

(c) that in June 2009 the Board had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;

(d) the proposed responsibilities of AUIM for the Fund and the services expected to be provided by it;

(e) the fact that the sub-advisory fee payable to AUIM would be paid by TAM and not the Fund;

(f) that the management and sub-advisory fees will be reduced; and that the sub-advisory fee paid by TAM to AUIM represents reasonable compensation to AUIM in light of the services expected to be provided;

(g) that TAM recommended to the Board that AUIM be appointed as Sub-Adviser to the Fund based on its desire to engage a sub-adviser with the ability to implement an investment program similar to that currently being implemented by MFS and with a proven performance record for that program;

(h) that the Proposal is one of a number of initiatives recently approved by the Board Members that are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform; and

(i) that the Fund would bear the costs of obtaining shareholder approval of the AUIM Sub-Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members, including a majority of the independent Board Members, concluded that the AUIM Sub-Advisory Agreement should be approved and that the fees payable thereunder are fair and reasonable in light of the services expected to be provided to the Fund, and that the AUIM Sub-Advisory Agreement should be recommended to Fund shareholders for approval.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by AUIM under the AUIM Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the ability of AUIM to perform its duties under its AUIM Sub-Advisory Agreement, and any anticipated changes to the current investment program and other practices of the Fund. The Board Members considered the proposed change to the Fund’s investment objective and principal investment strategies and risks, as well as the changes to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of AUIM is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services.  The Board Members considered that AUIM is an experienced and respected asset management firm and that AUIM has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on the assessment of the services that AUIM provides to other funds within the Transamerica Fund complex, including Transamerica High Yield Bond, which serves as a model for the investment program that AUIM intends to implement for the Fund if AUIM is appointed as sub-adviser. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Fund.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that AUIM’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the AUIM Sub-Advisory Agreement as well as the overall management fee structure of the Fund and other funds managed by TAM and AUIM and noted that the advisory fee payable by the Fund and sub-advisory fee payable by TAM would be reduced if the AUIM Sub-Advisory Agreement is implemented, which would benefit the Fund and its shareholders. The Board Members noted that the Fund does not pay the sub-advisory fee. The Board Members took into consideration that they had recently reviewed TAM’s profitability with respect to the Fund and that advisory fees would be reduced. The Board Members also considered that AUIM and TAM are affiliated entities. The Board Members determined that the sub-advisory fees paid by TAM to AUIM represent reasonable compensation in light of the services expected to be provided.

Economies of Scale. The Board Members noted that the advisory fee payable under the advisory fee schedule of the Fund would be reduced, and determined that the advisory fee schedule, which contains breakpoints, permits certain economies of scale for the benefit of shareholders as the Fund grows. The Board Members noted that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets.

Fall-Out Benefits. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with AUIM, and that AUIM may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. It was noted, however, that given the nature of the proposed investment objectives and strategies of the Fund, significant soft dollar arrangements would be unlikely. The Board Members also considered the potential for increased visibility in the marketplace as a result of AUIM’s relationship with the Fund.

19

Investment Performance. The Board Members noted AUIM’s investment management experience, capabilities and resources, with respect to Transamerica High Yield Bond, which is sub-advised by AUIM and serves as a model for the investment program to be implemented for the Fund if AUIM is appointed. The Board Members noted that the performance for that fund for the past 1-, 3- and 5-year periods ended June 30, 2009 was stronger than that of the Fund (and thus of MFS as sub-adviser to the Fund) over the same periods. The Board Members noted that TAM believes that the appointment of AUIM could benefit shareholders by offering them the potential for superior performance based on these historical comparisons, but were unable to predict what effect the execution of the AUIM Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board Members determined that AUIM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

Other Considerations. The Board Members considered that the proposal to replace MFS with AUIM is one of a number of initiatives recently approved by the Board Members of the Transamerica funds that are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

20

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

21

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered investment management companies to report on all subject matters put to the vote of shareholders and provide final results.  Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item.

At a special meeting of shareholders held on November 13, 2009, the results of Proposal 1 were as follows:

Proposal 1:  To approve a new sub-advisory agreement with a new sub-adviser.

For	Against	Abstentions/Broker Non-Votes
$330,105,670.27	$3,276,425.01	$7,871,444.68

22

Transamerica American Century Large Company Value VP

(unaudited)

MARKET ENVIRONMENT

In the fiscal year ended December 31, 2009, the equity market experienced a remarkable rebound. At the beginning of the annual period, stock prices – which had already suffered steep declines in 2008 – continued to fall as the U.S. government struggled to contain the financial crisis and the economic recession deepened. Credit conditions remained extremely tight, and consumer confidence fell in the face of rising unemployment and declining home and equity prices. However, in early March, amid signs that the financial crisis could be easing, the equity market found a bottom and rallied, posting steady gains into year end.

Economic conditions began to improve. Although the economy continued to contract during the second calendar quarter, it did so at a lower rate than in previous quarters, suggesting the worst of the recession was over. In fact, during the third quarter, it expanded for the first time since the second quarter of 2008. The housing market appeared to stabilize, manufacturing activity increased, and business inventories declined. In the second and third quarters, corporate earnings generally exceeded expectations. The unemployment rate continued to climb, but retail sales were better than expected, partly in response to the government’s “cash for clunkers” program. Although commodity and energy prices rose during the fiscal year, inflation was subdued.

PERFORMANCE

For the year ended December 31, 2009, Transamerica American Century Large Company Value VP Initial Class returned 20.08%. By comparison its primary and secondary benchmarks, the Standard and Poor’s 500 Composite Stock Index and the Russell 1000® Value Index, returned 26.46% and 19.69%, respectively.

STRATEGY REVIEW

Transamerica American Century Large Company Value VP is a broadly diversified portfolio for which stocks are selected one at a time based on the fundamentals of individual companies. During the fiscal year, security selection in the consumer staples sector contributed the most to relative performance. The Portfolio did not own household products maker Procter & Gamble, which announced a slowdown in sales growth as consumers reined in spending, weakening the perception of it as a defensive investment in recessionary times. Also within the consumer staples sector, the Portfolio benefited from its position in the beverages industry. A key contributor was Pepsi Bottling Group, the world’s largest bottler of Pepsi beverages. Its share price surged on news PepsiCo, which already owned one third of the bottling company, had launched a takeover bid. The deal is expected to close during 2010.

In financials, the Portfolio benefited from its relative underweights in commercial banks, thrifts and mortgage finance companies. Security selection, particularly among real estate investment trusts (“REIT”), was also advantageous. For some time, we have been concerned about this segment’s operating trends, financial leverage, access to funding, and valuation. As a result, the Portfolio held a smaller-than-the-benchmark position. As the market rebounded, however, the Portfolio’s holdings performed well. A key contributor was Host Hotels and Resorts, a REIT that focuses on business and luxury hotel properties.

The Portfolio’s investments in the health care sector detracted the most from relative results. Many of the health insurance stocks outperformed when investors’ worst-case scenarios for health care reform did not come to pass. Moreover, the Portfolio’s mix of pharmaceutical stocks also slowed progress. A notable detractor was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices, and pharmaceutical therapies. Abbott experienced a slowdown early in the year in prescription growth for Humira, its blockbuster drug for treating rheumatoid arthritis.

In materials, the Portfolio was hampered by what it didn’t own rather than by what it did. The Portfolio did not hold metals and mining company Freeport-McMoRan Copper & Gold. Its shares did very well as copper and gold prices climbed during the fiscal year.

Charles A. Ritter, CFA

Brendan Healy, CFA

Co-Portfolio Managers

American Century Investment Management, Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	20.08%	(1.32)%	0.55%	05/01/2001
S&P 500*	26.46%	0.42%	0.59%	05/01/2001
Russell 1000® Value*	19.69%	(0.25)%	2.20%	05/01/2001
Service Class	19.92%	(1.57)%	4.08%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and the Russell 1000® Value Index (“Russell 1000® Value”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

(UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica American Century Large Company Value VP
Initial Class	$1,000.00	$1,211.70	$4.85	$1,020.82	$4.43	0.87%
Service Class	1,000.00	1,210.20	6.24	1,019.56	5.70	1.12

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	96.1%
Repurchase Agreement	4.1
Preferred Stock	0.2
Other Assets and Liabilities - Net(a)	(0.4)
Total	100.0%

(a) The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2008

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK - 0.2%
Diversified Financial Services - 0.2%
Bank of America Corp., 10.00% ▲	70,612	$1,054
Total Preferred Stock (cost $1,059)

COMMON STOCKS - 96.1%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	91,600	3,591
Lockheed Martin Corp.	29,000	2,185
Northrop Grumman Corp.	82,200	4,591
Beverages - 1.4%
Coca-Cola Co.	114,200	6,509
Biotechnology - 0.8%
Amgen, Inc. ‡	41,400	2,342
Gilead Sciences, Inc. ‡	24,100	1,043
Capital Markets - 4.2%
Ameriprise Financial, Inc.	91,300	3,544
Bank of New York Mellon Corp.	163,600	4,576
Goldman Sachs Group, Inc.	40,900	6,906
Morgan Stanley	122,300	3,620
Chemicals - 2.1%
E.I. du Pont de Nemours & Co.	158,500	5,336
PPG Industries, Inc.	70,700	4,139
Commercial Banks - 3.8%
PNC Financial Services Group, Inc.	56,200	2,967
U.S. Bancorp	241,500	5,436
Wells Fargo & Co.	327,000	8,826
Commercial Services & Supplies - 1.6%
Avery Dennison Corp.	45,200	1,649
Pitney Bowes, Inc.	64,800	1,475
RR Donnelley & Sons Co.	90,900	2,024
Waste Management, Inc.	64,600	2,185
Communications Equipment - 0.7%
Cisco Systems, Inc. ‡	129,600	3,103
Computers & Peripherals - 2.3%
Hewlett-Packard Co.	102,000	5,254
International Business Machines Corp.	37,400	4,896
Construction & Engineering - 0.2%
Shaw Group, Inc. ‡	38,000	1,093
Diversified Consumer Services - 0.7%
H&R Block, Inc.	131,000	2,963
Diversified Financial Services - 6.8%
Bank of America Corp.	854,000	12,861
Citigroup, Inc.	588,939	1,949
JPMorgan Chase & Co.	376,400	15,685
Diversified Telecommunication Services - 6.6%
AT&T, Inc.	627,300	17,583
CenturyTel, Inc.	49,700	1,800
Verizon Communications, Inc.	313,400	10,383
Electric Utilities - 2.5%
Exelon Corp.	124,800	6,100
PPL Corp.	155,100	5,011
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	43,100	1,745
Diamond Offshore Drilling, Inc.	11,900	1,171
National Oilwell Varco, Inc.	86,600	3,818
Smith International, Inc.	28,700	780
Transocean, Ltd. ‡	13,300	1,101
Food & Staples Retailing - 3.3%
Kroger Co.	137,900	2,831
Sysco Corp.	90,000	2,515
Walgreen Co.	114,500	4,204
Wal-Mart Stores, Inc.	93,200	4,982
Food Products - 1.0%
Kraft Foods, Inc. -Class A	83,100	2,259
Unilever NV	73,300	2,369
Health Care Equipment & Supplies - 0.4%
Medtronic, Inc.	41,600	1,830
Health Care Providers & Services - 1.3%
Aetna, Inc.	67,700	2,146
Quest Diagnostics, Inc.	22,400	1,353
WellPoint, Inc. ‡	42,400	2,471
Hotels, Restaurants & Leisure - 0.6%
Darden Restaurants, Inc.	40,800	1,431
Starbucks Corp. ‡	48,000	1,107
Household Durables - 0.6%
Newell Rubbermaid, Inc.	169,200	2,540
Household Products - 0.5%
Clorox Co.	37,600	2,294
Independent Power Producers & Energy Traders - 0.2%
NRG Energy, Inc. ‡	45,000	1,062
Industrial Conglomerates - 3.9%
General Electric Co.	982,100	14,858
Tyco International, Ltd. ‡	61,400	2,191
Insurance - 4.1%
Allstate Corp.	137,800	4,139
Chubb Corp.	57,300	2,818
Loews Corp.	55,700	2,025
Torchmark Corp.	64,500	2,835
Travelers Cos., Inc.	103,000	5,135
XL Capital, Ltd. -Class A	75,700	1,388
IT Services - 0.4%
Fiserv, Inc. ‡	32,500	1,576
Machinery - 1.6%
Dover Corp.	79,200	3,296
Ingersoll-Rand PLC	105,800	3,781
Media - 3.8%
CBS Corp. -Class B	223,300	3,137
Comcast Corp. -Class A	237,800	4,009
Time Warner Cable, Inc.	48,400	2,003
Time Warner, Inc.	172,000	5,013
Viacom, Inc. -Class B ‡	118,300	3,517
Metals & Mining - 0.7%
Nucor Corp.	65,200	3,042
Multiline Retail - 0.6%
Kohl’s Corp. ‡	43,200	2,330
Macy’s, Inc.	26,100	437
Multi-Utilities - 0.7%
PG&E Corp.	71,200	3,179
Office Electronics - 0.4%
Xerox Corp.	227,100	1,921
Oil, Gas & Consumable Fuels - 16.4%
Apache Corp.	50,500	5,210
Chevron Corp.	201,600	15,521
ConocoPhillips	245,700	12,548
Devon Energy Corp.	41,300	3,036

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Oil, Gas & Consumable Fuels - (continued)
Exxon Mobil Corp.	303,500	$20,696
Occidental Petroleum Corp.	63,300	5,149
Royal Dutch Shell PLC -Class A ADR	172,700	10,381
Valero Energy Corp.	72,300	1,211
Paper & Forest Products - 0.5%
International Paper Co.	81,300	2,177
Pharmaceuticals - 9.3%
Abbott Laboratories	76,200	4,114
Eli Lilly & Co.	75,700	2,703
Johnson & Johnson	130,500	8,406
Merck & Co., Inc.	240,000	8,770
Pfizer, Inc.	971,100	17,663
Real Estate Investment Trusts - 0.6%
Simon Property Group, Inc.	32,499	2,593
Semiconductors & Semiconductor Equipment - 1.1%
Applied Materials, Inc.	116,700	1,627
Intel Corp.	170,300	3,474
Software - 2.3%
Activision Blizzard, Inc. ‡	98,100	1,090
Microsoft Corp.	179,900	5,484
Oracle Corp.	157,200	3,858
Specialty Retail - 2.3%
Best Buy Co., Inc.	38,500	1,519
Gap, Inc.	82,700	1,733
Home Depot, Inc.	168,200	4,866
Staples, Inc.	81,100	1,994
Textiles, Apparel & Luxury Goods - 0.5%
V.F. Corp.	32,900	2,410
Tobacco - 1.1%
Altria Group, Inc.	147,800	2,901
Lorillard, Inc.	26,200	2,102
Total Common Stocks (cost $450,768)		431,500

	Principal
REPURCHASE AGREEMENT - 4.1%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $18,294 on 01/04/2010. Collateralized by U.S. Government Agency Obligations, 2.93% - 3.80%, due 12/15/2023 - 07/01/2034, and with a total value of $18,662.	$18,294	18,294
Total Repurchase Agreement (cost $18,294)

Total Investment Securities (cost $470,121) #		450,848
Other Assets and Liabilities - Net		(1,839)

Net Assets		$449,009

FUTURES CONTRACTS: £

Description	Contracts Г	Expiration Date	Net Unrealized Appreciation
S&P 500 E-Mini Index	245	03/19/2010	$311

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 12/31/2009.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $478,262. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $16,508 and $43,922, respectively. Net unrealized depreciation for tax purposes is $27,414.

£	Cash in the amount of $1,102 has been segregated with the broker to cover margin requirements for open future contracts.
Г	Contract amounts are not in thousands.

DEFINITIONS:

ADR        American Depositary Receipt

The notes to the financial statements are an integral part of this report.

5

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$41,009	$—	$—	$41,009
Equities - Consumer Staples	32,966	—	—	32,966
Equities - Energy	82,367	—	—	82,367
Equities - Financials	88,357	—	—	88,357
Equities - Health Care	52,841	—	—	52,841
Equities - Industrials	42,919	—	—	42,919
Equities - Information Technology	32,283	—	—	32,283
Equities - Materials	14,694	—	—	14,694
Equities - Telecommunication Services	29,766	—	—	29,766
Equities - Utilities	15,352	—	—	15,352
Cash & Cash Equivalent - Repurchase Agreement	—	18,294	—	18,294
Total	$432,554	$18,294	$—	$450,848

Other Financial Instruments *	Level 1	Level 2	Level 3	Total
Futures Contracts - Appreciation	$—	$311	$—	$311
Total	$—	$311	$—	$311

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $451,827)	$432,554
Repurchase agreement, at value (cost: $18,294)	18,294
Cash on deposit with broker	1,102
Receivables:
Investment securities sold	150
Shares sold	1
Dividends	563
452,664
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,989
Shares redeemed	179
Management and advisory fees	312
Administration fees	8
Printing and shareholder reports fees	2
Audit and tax fees	9
Variation margin	140
Other	16
3,655
Net assets	$449,009

Net assets consist of:
Capital stock ($.01 par value)	$576
Additional paid-in capital	581,657
Undistributed net investment income	7,731
Undistributed (accumulated) net realized gain (loss) from investment securities and futures	(121,993)
Net unrealized appreciation (depreciation) on:
Investment securities	(19,273)
Futures contracts	311
Net assets	$449,009
Net assets by class:
Initial Class	$446,234
Service Class	2,775
Shares outstanding:
Initial Class	57,277
Service Class	356
Net asset value and offering price per share:
Initial Class	$7.79
Service Class	7.79

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $113)	$10,984
Interest income	2
Securities lending income (net)	18
11,004
Expenses:
Management and advisory	3,070
Printing and shareholder reports	10
Custody	44
Administration	75
Legal	19
Audit and tax	20
Trustees	14
Transfer agent	7
Distribution and service:
Service Class	4
Other	8
Total expenses	3,271

Net investment income	7,733

Net realized gain (loss) on transactions from:
Investment securities	(67,442)
Futures contracts	3,669
(63,773)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	128,824
Futures contracts	386
Change in unrealized appreciation (depreciation)	129,210
Net realized and unrealized gain	65,437

Net increase in net assets resulting from operations	$73,170

The notes to the financial statements are an integral part of this report.

7

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$7,733	$9,468
Net realized gain (loss) from investment securities, and futures contracts	(63,773)	(57,729)
Change in net unrealized appreciation (depreciation) on investment securities, and futures contracts	129,210	(142,091)
Net increase (decrease) in net assets resulting from operations	73,170	(190,352)

Distributions to shareholders:
From net investment income:
Initial Class	(9,423)	(7,673)
Service Class	(33)	(29)
	(9,456)	(7,702)
From net realized gains:
Initial Class	—	(14,753)
Service Class	—	(68)
	—	(14,821)
Total distributions to shareholders	(9,456)	(22,523)

Capital share transactions:
Proceeds from shares sold:
Initial Class	28,120	127,556
Service Class	1,810	331
	29,930	127,887
Dividends and distributions reinvested:
Initial Class	9,423	22,426
Service Class	33	97
	9,456	22,523
Cost of shares redeemed:
Initial Class	(12,307)	(29,125)
Service Class	(567)	(680)
	(12,874)	(29,805)
Net increase in net assets from capital shares transactions	26,512	120,605

Net increase (decrease) in net assets	90,226	(92,270)

Net assets:
Beginning of year	358,783	451,053
End of year	$449,009	$358,783
Undistributed net investment income	$7,731	$9,469

Share activity:
Shares issued:
Initial Class	4,083	14,587
Service Class	246	38
	4,329	14,625
Shares issued-reinvested from distributions:
Initial Class	1,298	2,497
Service Class	5	11
	1,303	2,508
Shares redeemed:
Initial Class	(1,989)	(3,566)
Service Class	(81)	(79)
	(2,070)	(3,645)
Net increase (decrease) in shares outstanding:
Initial Class	3,392	13,518
Service Class	170	(30)
	3,562	13,488

The notes to the financial statements are an integral part of this report.

8

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.64	$11.11	$11.34	$11.01	$11.06
Investment operations
Net investment income(a)	0.14	0.21	0.21	0.19	0.18
Net realized and unrealized gain (loss)	1.18	(4.16)	(0.33)	1.80	0.26
Total operations	1.32	(3.95)	(0.12)	1.99	0.44
Distributions
From net investment income	(0.17)	(0.18)	(0.06)	(0.30)	(0.07)
From net realized gains	—	(0.34)	(0.05)	(1.36)	(0.42)
Total distributions	(0.17)	(0.52)	(0.11)	(1.66)	(0.49)
Net asset value
End of year	$7.79	$6.64	$11.11	$11.34	$11.01
Total return(b)	20.08%	(36.78)%	(1.12)%	19.68%	4.15%
Net assets end of year (000’s)	$446,234	$357,547	$448,651	$173,206	$120,738
Ratio and supplemental data
Expenses to average net assets	0.88%	0.87%	0.86%	0.92%	0.91%
Net investment income, to average net assets	2.07%	2.38%	1.79%	1.72%	1.62%
Portfolio turnover rate	29%	29%	18%	19%	26%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.63	$11.10	$11.33	$11.00	$11.07
Investment operations
Net investment income(a)	0.12	0.19	0.18	0.17	0.15
Net realized and unrealized gain (loss)	1.19	(4.17)	(0.33)	1.80	0.26
Total operations	1.31	(3.98)	(0.15)	1.97	0.41
Distributions
From net investment income	(0.15)	(0.14)	(0.03)	(0.28)	(0.06)
From net realized gains	—	(0.35)	(0.05)	(1.36)	(0.42)
Total distributions	(0.15)	(0.49)	(0.08)	(1.64)	(0.48)
Net asset value
End of year	$7.79	$6.63	$11.10	$11.33	$11.00
Total return(b)	19.92%	(37.05)%	(1.33)%	19.44%	3.83%
Net assets end of year (000’s)	$2,775	$1,236	$2,402	$3,073	$1,781
Ratio and supplemental data
Expenses to average net assets	1.13%	1.12%	1.11%	1.17%	1.16%
Net investment income, to average net assets	1.74%	2.06%	1.52%	1.49%	1.36%
Portfolio turnover rate	29%	29%	18%	19%	26%

(a)  Calculated based on average number of shares outstanding.

(b)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity

The notes to the financial statements are an integral part of this report.

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Century Large Company Value VP (the “Fund”) is part of TST.

The Fund seeks long-term capital growth; income is a secondary goal.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The underlying face amounts of open futures contracts at December 31, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Derivative instruments: Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation, including forward contracts, swap contracts, and future contracts. These are generally categorized as a level 2 in the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC

(“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets

Transamerica Asset Allocation-Conservative VP	$35,698	7.95%

Transamerica Asset Allocation-Growth VP	67,295	14.99

Transamerica Asset Allocation-Moderate VP	101,635	22.64

Transamerica Asset Allocation-Moderate Growth VP	216,515	48.22

Total	$421,143	93.80%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.835%
Over $250 million up to $400 million	0.80%
Over $400 million up to $750 million	0.775%
Over $750 million	0.70%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.35% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions:  Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the year ended December 31, 2009 were $5.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$136,838
U.S. Government	—

Proceeds from maturities and sales of securities:
Long-term	102,437
U.S. Government	—

NOTE 5. FAIR VALUE OF DERIVATIVES

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Net Assets - Unrealized appreciation on futures contracts	$311	(a)	Net Assets - Unrealized depreciation on futures contracts	$ (—)

(a)  Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Total
Equity Contracts	$3,669	$3,669

Net Increase (Decrease) in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Total
Equity Contracts	$386	$386

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(15)
Undistributed (accumulated) net realized gain (loss) from investment securities	$15

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$38,435	December 31, 2016
$74,832	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$9,456
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	9,602
Long-term Capital Gain	12,921

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6. (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$7,731

Undistributed Long-term Capital Gain	$—

Capital Loss Carryforward	$(113,267)

Post October Capital Loss Deferral	$(275)

Post October Currency Loss Deferral	$—

Net Unrealized Appreciation (Depreciation)	$(27,413)

Other Temporary Differences	$—

NOTE 7. SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica BlackRock Large Cap Value VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica American Century Large Company Value VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica American Century Large Company Value VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

16

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

17

Transamerica Asset Allocation - Conservative VP

(unaudited)

MARKET ENVIRONMENT

Calendar year 2009 was an eventful one in the financial markets. The crises in the global banking and financial system that intensified in 2008 carried over into 2009’s first quarter. With the housing market sinking, banks taking massive write-offs, and credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in a panicked state in 2009’s initial months. The Standard and Poor’s 500 Composite Stock Index’s (“S&P 500”) plunge thus carried over into 2009 until bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from the beginning of 2009 (the period covered by this report), the S&P 500 lost 24.63% through March 9th. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices. Most high-quality bonds also fell back modestly in early 2009 after having been bid up sharply amid the late-2008 turmoil.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed hints of stabilizing. Indeed, the U.S. economy went on to contract only 0.7% in the second quarter and actually grew 2.2% in the third quarter. The relief rally that began in March continued almost unabated through the end of the year. From March 10th through December 31st, the S&P 500 rebounded 67.80%. Naturally, the asset classes that had been hit the hardest in the downturn—mostly riskier ones—tended to be the ones to bounce back most strongly. For example, smaller caps significantly outgained larger stocks in the rebound. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains.

For the full year, the S&P 500 recorded a 26.46% return. International stocks rose more in dollar terms, but only because of the U.S. dollar’s overall decline. The Morgan Stanley Capital International EAFE Index (net) gained 31.78% in dollars, but only 24.72% in local-currency terms. Emerging markets were far stronger, with the Morgan Stanley Capital International Emerging Markets Index (net) soaring 78.51%. Emerging economies, which were less affected by the problems at giant financial institutions in the U.S. and Europe, continued to grow, while China’s government stimulus and continued demand for resources lent strength to commodity-producing countries.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in demand, but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 18.68% as measured by the Barclays Capital Corporate Investment Grade Index. The corresponding high-yield index surged 58.21%. The broad Barclays Capital U.S. Aggregate Bond Index, representing a blend of both government and corporate bonds, finished 2009 with a 5.93% return.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Asset Allocation — Conservative VP Initial Class returned 25.22%. By comparison its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Wilshire 5000 Total Market Index, returned 5.93% and 29.40%, respectively.

STRATEGY REVIEW

The Portfolio is structured to provide a mix of approximately 35% equity and 65% fixed-income securities (including cash) under normal conditions. The equity side provides broad coverage of both domestic and international markets, across a range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The Portfolio also includes emerging markets, global real estate, and alternative investments. The goal is to provide investors one-stop coverage of the financial markets, and the Portfolio is more broadly diversified than most traditional balanced funds. No one can consistently predict which asset classes and investment styles will outperform in any given quarter or year. But by diversifying across all of them, one can capture the long-term performance of each. Diversification can also smooth out risk, although it can’t prevent losses in short-term periods when many asset classes drop simultaneously, as happened in the recent downturn.

In 2009, the Portfolio delivered most of the equity benchmark’s gain despite its 35%/65% target mix of equity and bond holdings, and ranked in the top quartile of its Morningstar category. Three main factors explain this performance. First, the bond portfolio, which had suffered through much of 2008, benefited from the strong rebound in the credit markets in 2009. The credit-sensitive holdings performed especially well. Transamerica AEGON High Yield Bond surged and Transamerica Loomis Sayles Bond, a multisector bond fund that has exposure to high-yield and foreign bonds, was up significantly. Transamerica Van Kampen Emerging Markets Debt gained and Transamerica Convertible Securities VP returned double digits. The Portfolio’s larger high-quality bond positions also fared quite nicely. Transamerica PIMCO Total Return, Transamerica Short-Term Bond gained, and Transamerica PIMCO Real Return TIPS were up —all three more than doubling the bond benchmark’s return. Second, as part of our standard diversification we hold about 30% of the equity stake in international stocks, and as mentioned, international markets gained more than the domestic stock market over the period. And we devote a portion of the international sleeve to emerging markets, which soared. Indeed, our two emerging-markets funds, Transamerica Oppenheimer Developing Markets and Transamerica WMC Emerging Markets, were among the portfolio’s biggest gainers, and all of the international equity funds outpaced the U.S. market to some degree. Finally, although our asset-allocation targets are strategic in nature rather than tactical, we did hold our equity weight between five and eight percentage points below the normal 35% target through the tumultuous first two months of the year, before raising it steadily in the ensuing months back to the full target. Given that fewer than half of the underlying funds beat their Morningstar category medians in 2009, we primarily credit the above factors for the Portfolio’s outperformance.

1

During the period, Transamerica JPMorgan Core Bond—a historically successful bond strategy targeting high-quality bonds—was added to the Transamerica fund menu, enabling us to introduce it to the Portfolio in July 2009. We invested in it both for its talented management and also to absorb some of the assets in Transamerica PIMCO Total Return, previously the only core bond fund available to us and thus a particularly large position. Transamerica JPMorgan Core Bond was the portfolio’s fifth-largest position at year-end.

We also eliminated several fund holdings during the period. In the spring we exited Transamerica Bjurman, Barry Micro Emerging Growth after its management decided to close their firm. And in November we eliminated a small position in Transamerica Capital Guardian Value VP; following several years of category-lagging performance, it was merged into Transamerica BlackRock Large Cap Value VP as part of a Transamerica fund-lineup rationalization. Three other holdings were also eliminated as a result of the Transamerica lineup changes: Transamerica Marsico International Growth, Transamerica Evergreen International Small Cap, and Transamerica Evergreen Health Care. Assets in those funds were distributed to various other portfolio holdings in a way that preserved the careful diversification and balance of the portfolio.

The question on many investors’ minds now is whether stocks and credit-sensitive bonds have soared too fast and too high given the moderate economic improvement seen in 2009. If global security markets do settle down, as they eventually must, we believe the stock- and bond-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

The Fund’s Adviser, Transamerica Asset Management, Inc. (“TAM”), has chosen Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc., to serve as portfolio construction manager to Transamerica Asset Allocation — Growth VP. Morningstar Associates is not acting in the capacity of an adviser to individual investors. The information, data, analyses, and opinions stated herein are as of December 31, 2009 and are subject to change without notice. Any references to specific securities are for informational purposes only and, therefore, should not be considered a recommendation to buy or sell a security. Information on indices is provided for reference only; indices are not managed, and it is not possible to invest directly in an index. Morningstar Associates obtains data from sources it deems reliable; however, Morningstar Associates cannot guarantee the accuracy or reliability of the data presented. The Morningstar name and logo are registered marks of Morningstar, Inc. Morningstar Associates and its affiliates are not affiliated with TAM or its affiliates.

2

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	25.22%	3.86%	5.26%	05/01/2002
Barclays Capital U.S. Aggregate Bond*	5.93%	4.97%	5.39%	05/01/2002
Wilshire 5000*	29.40%	1.10%	3.38%	05/01/2002
Service Class	24.90%	3.62%	6.57%	05/01/2003

NOTES

* The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Wilshire 5000 Total Market Index (“Wilshire 5000”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Asset Allocation - Conservative VP
Initial Class	$1,000.00	$1,142.00	$0.76	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,141.00	2.10	1,023.24	1.99	0.39

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Bonds	43.0%
U.S. Stocks	26.6
Tactical and Specialty	12.6
Global/International Stocks	9.6
Inflation-Protected Securities	7.7
Capital Preservation	0.5
Other Assets and Liabilities - Net	0.0 *
Total	100.0%

* Rounds to less than (0.05%).

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Bonds - 43.0%
Transamerica AEGON High Yield Bond €	2,154,776	$18,768
Transamerica Convertible Securities VP Ж	4,643	36
Transamerica Flexible Income €	2,285,662	19,405
Transamerica JPMorgan Core Bond €	10,444,091	104,336
Transamerica JPMorgan International Bond €	8,724,625	96,494
Transamerica PIMCO Total Return VP Ж	16,584,941	186,582
Transamerica Short-Term Bond €	11,367,667	114,928
Transamerica U.S. Government Securities VP Ж	535,103	6,897
Transamerica Van Kampen Emerging Markets Debt €	4,502,955	46,245
Capital Preservation - 0.5%
Transamerica Money Market VP Ж	7,421,657	7,422
Global/International Stocks - 9.6%
Transamerica AllianceBernstein International Value €	1,467,162	11,649
Transamerica MFS International Equity ‡ €	2,920,467	24,766
Transamerica Neuberger Berman International €	1,554,663	12,313
Transamerica Oppenheimer Developing Markets €	1,616,193	17,988
Transamerica Schroders International Small Cap €	3,560,492	29,944
Transamerica Thornburg International Value €	2,556,592	25,719
Transamerica WMC Emerging Markets ‡ €	739,772	9,506
Inflation-Protected Securities - 7.7%
Transamerica PIMCO Real Return TIPS €	10,011,395	105,820
Tactical and Specialty - 12.6%
Transamerica BlackRock Global Allocation €	1,642,919	16,823
Transamerica Clarion Global Real Estate Securities VP ‡ Ж	1,955,845	20,458
Transamerica Federated Market Opportunity VP Ж	2,061,960	25,053
Transamerica Loomis Sayles Bond €	10,746,519	107,251
Transamerica Science & Technology VP Ж	843,149	3,440
U.S. Stocks - 26.6%
Transamerica American Century Large Company Value VP Ж	4,582,509	35,698
Transamerica BlackRock Large Cap Value VP Ж	5,901,413	73,531
Transamerica Equity VP Ж	2,026,891	38,876
Transamerica Growth Opportunities VP Ж	1,319,122	13,930
Transamerica Jennison Growth €	56,725	631
Transamerica Jennison Growth VP Ж	5,842,912	41,134
Transamerica JPMorgan Mid Cap Value VP Ж	1,358,262	15,158
Transamerica Marsico Growth VP Ж	4,252,316	39,419
Transamerica Munder Net50 VP ‡ Ж	327,584	2,830
Transamerica Oppenheimer Small- & Mid-Cap Value €	1,398,780	11,750
Transamerica T. Rowe Price Equity Income VP Ж	198	2
Transamerica T. Rowe Price Growth Stock VP Ж	1,045,445	20,585
Transamerica Third Avenue Value ‡ €	891,090	17,644
Transamerica UBS Large Cap Value €	3,809,067	33,863
Transamerica Van Kampen Mid-Cap Growth €	1,135,709	11,857
Transamerica Van Kampen Small Company Growth €	964,837	9,455

Total Investment Companies (cost $1,402,597) #		1,378,206
Other Assets and Liabilities - Net		(339)
Net Assets		$1,377,867

NOTES TO SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
Ж	The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $1,405,809. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $50,893 and $78,496, respectively. Net unrealized depreciation for tax purposes is $27,603.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$1,378,206	$—	$—	$1,378,206

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $1,402,597)	$1,378,206
Receivables:
Shares sold	690
Dividends	15
1,378,911
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	126
Shares redeemed	564
Management and advisory fees	117
Distribution and service fees	173
Transfer agent fees	1
Administration fees	14
Audit and tax fees	6
Printing and shareholder reports fees	13
Other	30
1,044
Net assets	$1,377,867
Net assets consist of:
Capital stock ($.01 par value)	$1,412
Additional paid-in capital	1,435,276
Undistributed net investment income	47,474
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(81,904)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(24,391)
Net assets	$1,377,867
Net assets by class:
Initial Class	$554,813
Service Class	823,054
Shares outstanding:
Initial Class	56,629
Service Class	84,603
Net asset value and offering price per share:
Initial Class	$9.80
Service Class	9.73

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$50,607

Expenses:
Management and advisory	1,159
Printing and shareholder reports	61
Custody	37
Administration	145
Legal	59
Audit and tax	15
Trustees	45
Transfer agent	22
Registration	8
Distribution and service:
Service Class	1,577
Other	6
Total expenses	3,134

Net investment income	47,473

Net realized gain (loss) from:
Investments in affiliated investment companies	(46,178)
Distributions from investments in affiliated investment companies	2,342
(43,836)
Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	262,924
Net realized and unrealized gain on investments in affiliated investment companies	219,088

Net increase In net assets resulting from operations	$266,561

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$47,473	$50,247
Net realized gain (loss) from investments in affiliated investment companies	(43,836)	2,635
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	262,924	(311,396)
Net increase (decrease) in net assets resulting from operations	266,561	(258,514)

Distributions to shareholders:
From net investment income:
Initial Class	(22,637)	(17,312)
Service Class	(27,610)	(14,942)
	(50,247)	(32,254)
From net realized gains:
Initial Class	(8,488)	(34,012)
Service Class	(10,817)	(31,044)
	(19,305)	(65,056)
Total distributions to shareholders	(69,552)	(97,310)

Capital share transactions:
Proceeds from shares sold:
Initial Class	126,694	330,310
Service Class	314,309	340,313
	441,003	670,623
Dividends and distributions reinvested:
Initial Class	31,125	51,324
Service Class	38,427	45,986
	69,552	97,310
Cost of shares redeemed:
Initial Class	(189,561)	(249,866)
Service Class	(103,067)	(147,258)
	(292,628)	(397,124)
Net increase in net assets resulting from capital shares transactions	217,927	370,809

Net increase in net assets	414,936	14,985

Net assets:
Beginning of year	962,931	947,946
End of year	$1,377,867	$962,931
Undistributed net investment income	$47,474	$50,248

Share activity:
Shares issued:
Initial Class	14,469	31,370
Service Class	35,507	32,660
	49,976	64,030
Shares issued-reinvested from distributions:
Initial Class	3,383	5,232
Service Class	4,200	4,712
	7,583	9,944
Shares redeemed:
Initial Class	(21,170)	(24,937)
Service Class	(11,608)	(15,212)
	(32,778)	(40,149)
Net increase (decrease) in shares outstanding:
Initial Class	(3,318)	11,665
Service Class	28,099	22,160
	24,781	33,825

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.29	$11.49	$11.54	$11.43	$12.04
Investment operations
Net investment income(a),(b)	0.37	0.46	0.42	0.41	0.47
Net realized and unrealized gain (loss)	1.69	(2.75)	0.29	0.62	0.12
Total operations	2.06	(2.29)	0.71	1.03	0.59
Distributions
From net investment income	(0.40)	(0.31)	(0.34)	(0.38)	(0.32)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.55)	(0.91)	(0.76)	(0.92)	(1.20)
Net asset value
End of year	$9.80	$8.29	$11.49	$11.54	$11.43

Total return(c)	25.22%	(21.18)%	6.38%	9.45%	5.18%

Net assets end of year (000’s)	$554,813	$497,129	$554,977	$527,618	$516,376
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.14%	0.13%	0.13%	0.14%
Net investment income, to average net assets(b)	4.07%	4.47%	3.60%	3.54%	4.01%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.24	$11.44	$11.50	$11.41	$12.03
Investment operations
Net investment income(a),(b)	0.37	0.48	0.40	0.40	0.47
Net realized and unrealized gain (loss)	1.65	(2.79)	0.28	0.60	0.10
Total operations	2.02	(2.31)	0.68	1.00	0.57
Distributions
From net investment income	(0.38)	(0.29)	(0.32)	(0.37)	(0.31)
From net realized gains	(0.15)	(0.60)	(0.42)	(0.54)	(0.88)
Total distributions	(0.53)	(0.89)	(0.74)	(0.91)	(1.19)
Net asset value
End of year	$9.73	$8.24	$11.44	$11.50	$11.41

Total return(c)	24.90%	(21.40)%	6.15%	9.14%	5.01%

Net assets end of year (000’s)	$823,054	$465,802	$392,969	$290,272	$172,601
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.39%	0.38%	0.38%	0.39%
Net investment income, to average net assets(b)	4.10%	4.69%	3.48%	3.44%	4.03%
Portfolio turnover rate(e)	25%	25%	43%	18%	40%

(a)	Calculated based on average number of shares outstanding.

(b)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Conservative VP (the “Fund”) is part of TST.

The Fund seeks current income and preservation of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$489,685
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	291,409
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$50,247
Long-term Capital Gain	19,305
2008 Distributions paid from:
Ordinary Income	33,969
Long-term Capital Gain	63,341

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$51,685
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$(27,603)
Other Temporary Differences	$(82,903)

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Asset Allocation - Conservative VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Conservative VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $19,305 for the year ended December 31, 2009.

13

Transamerica Asset Allocation - Growth VP

(unaudited)

MARKET ENVIRONMENT

Calendar year 2009 was an eventful one in the financial markets. The crises in the global banking and financial system that intensified in 2008 carried over into 2009’s first quarter. With the housing market sinking, banks taking massive write-offs, and credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in a panicked state in 2009’s initial months. The Standard and Poor’s 500 Composite Stock Index’s (“S&P 500”) plunge thus carried over into 2009 until bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from the beginning of 2009 (the period covered by this report), the S&P 500 lost 24.63% through March 9th. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices. Most high-quality bonds also fell back modestly in early 2009 after having been bid up sharply amid the late-2008 turmoil.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed hints of stabilizing. Indeed, the U.S. economy went on to contract only 0.7% in the second quarter and actually grew 2.2% in the third quarter. The relief rally that began in March continued almost unabated through the end of the year. From March 10th through December 31st, the S&P 500 rebounded 67.80%. Naturally, the asset classes that had been hit the hardest in the downturn—mostly riskier ones—tended to be the ones to bounce back most strongly. For example, smaller caps significantly outgained larger stocks in the rebound. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains.

For the full year, the S&P 500 recorded a 26.46% return. International stocks rose more in dollar terms, but only because of the U.S. dollar’s overall decline. The Morgan Stanley Capital International EAFE Index (net) gained 31.78% in dollars, but only 24.72% in local-currency terms. Emerging markets were far stronger, with the Morgan Stanley Capital International Emerging Markets Index (net) soaring 78.51%. Emerging economies, which were less affected by the problems at giant financial institutions in the U.S. and Europe, continued to grow, while China’s government stimulus and continued demand for resources lent strength to commodity-producing countries.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in demand, but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 18.68% as measured by the Barclays Capital Corporate Investment Grade Index. The corresponding high-yield index surged 58.21%. The broad Barclays Capital U.S. Aggregate Bond Index, representing a blend of both government and corporate bonds, finished 2009 with a 5.93% return.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Asset Allocation — Growth VP Initial Class returned 29.82%. By comparison its benchmark, the Wilshire 5000 Total Market Index, returned 29.40%.

STRATEGY REVIEW

The Portfolio is structured to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. It also includes emerging markets, global real estate, and alternative investments. It is intended to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The goal is to provide investors one-stop coverage of the equity markets; the Portfolio is thus more broadly diversified than most equity indices or mutual funds, and includes exposure to some riskier asset classes that can somewhat exaggerate the effect of market moves on the Portfolio’s returns. Still, diversifying is a prudent way to invest for the long term. It’s not possible to predict which types of equities will outperform in any given quarter or year, but by diversifying across several investment styles, one can capture the long-term performance of each. Diversification can also smooth out risk, although it can’t prevent losses in short-term periods when many asset classes drop simultaneously, as happened in the recent downturn.

In 2009, the Portfolio slightly outpaced its benchmark and ranked in the top third of its Morningstar category. Two main factors worked in the Portfolio’s favor. First, as part of our standard diversification we hold about 30% of the equity stake in international stocks, and as mentioned, international markets gained more than the domestic stock market over the period. We devote about a fourth of the international sleeve to emerging markets, which soared. Indeed, our two emerging-markets funds, Transamerica Oppenheimer Developing Markets and Transamerica WMC Emerging Markets, were among the portfolio’s biggest gainers, and all of the international equity funds outpaced the U.S. market to some degree. Second, several of our growth-style holdings recorded outsized gains as growth stocks dramatically outpaced value stocks over the course of the year. Transamerica Van Kampen Mid-Cap Growth rose significantly, for example, while Transamerica Van Kampen Small Company Growth was also up (with both funds outperforming the bulk of their Morningstar categories). The two technology funds— Transamerica Munder Net50 VP and Transamerica Science & Technology VP—notched large returns. Given that fewer than half of the underlying funds beat their Morningstar category medians in 2009, we primarily credit the above factors for the Portfolio’s outperformance of its category. Tempering the Portfolio’s gains, however, were the alternative strategies. Those holdings, targeted at 5% of assets, have only muted market correlation by design, and naturally did not keep up with the rally in equities.

1

During the period, we eliminated several fund holdings. In the spring we exited Transamerica Bjurman, Barry Micro Emerging Growth. In November we eliminated a small position in Transamerica Capital Guardian Value VP; following several years of category-lagging performance, it was merged into Transamerica BlackRock Large Cap Value VP as part of a Transamerica fund-lineup rationalization. Three other holdings were also eliminated as a result of the Transamerica lineup changes: Transamerica Marsico International Growth, Transamerica Evergreen International Small Cap, and Transamerica Evergreen Health Care. Assets in those funds were distributed to various other Portfolio holdings in a way that preserved the careful diversification and balance of the Portfolio.

The question on many investors’ minds now is whether stocks have soared too fast and too high given the moderate economic improvement seen in 2009. If global security markets do settle down, as they eventually must, we believe the stock-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

The Fund’s Adviser, Transamerica Asset Management, Inc. (“TAM”), has chosen Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc., to serve as portfolio construction manager to Transamerica Asset Allocation — Growth VP. Morningstar Associates is not acting in the capacity of an adviser to individual investors. The information, data, analyses, and opinions stated herein are as of December 31, 2009 and are subject to change without notice. Any references to specific securities are for informational purposes only and, therefore, should not be considered a recommendation to buy or sell a security. Information on indices is provided for reference only; indices are not managed, and it is not possible to invest directly in an index. Morningstar Associates obtains data from sources it deems reliable; however, Morningstar Associates cannot guarantee the accuracy or reliability of the data presented. The Morningstar name and logo are registered marks of Morningstar, Inc. Morningstar Associates and its affiliates are not affiliated with TAM or its affiliates.

2

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	29.82%	1.85%	3.86%	05/01/2002
Wilshire 5000*	29.40%	1.10%	3.38%	05/01/2002
Service Class	29.54%	1.60%	6.85%	05/01/2003

NOTES

* The Wilshire 5000 Total Market Index (“Wilshire 5000”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Asset Allocation - Growth VP
Initial Class	$1,000.00	$1,220.20	$0.78	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,218.80	2.18	1,023.24	1.99	0.39

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Stocks	66.8%
Global/International Stocks	20.7
Tactical and Specialty	12.3
Capital Preservation	0.2
Other Assets and Liabilities - Net	0.0 *
Total	100.0%

*  Rounds to less than (0.05%).

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Capital Preservation - 0.2%
Transamerica Money Market VP Ж	2,203,857	$2,204
Global/International Stocks - 20.7%
Transamerica AllianceBernstein International Value €	2,148,927	17,062
Transamerica MFS International Equity ‡ €	2,189,265	18,565
Transamerica Neuberger Berman International €	5,203,568	41,212
Transamerica Oppenheimer Developing Markets €	4,641,455	51,660
Transamerica Schroders International Small Cap €	4,844,783	40,745
Transamerica Thornburg International Value €	3,398,052	34,184
Transamerica WMC Emerging Markets ‡ €	698,646	8,978
Tactical and Specialty - 12.3%
Transamerica BlackRock Global Allocation €	3,107,783	31,824
Transamerica BlackRock Natural Resources €	1,070,459	11,422
Transamerica BNY Mellon Market Neutral Strategy €	997,835	8,322
Transamerica Clarion Global Real Estate Securities VP ‡ Ж	5,311,245	55,555
Transamerica Federated Market Opportunity VP Ж	275,885	3,352
Transamerica First Quadrant Global Macro €	1,660,902	10,082
Transamerica Science & Technology VP Ж	1,342,975	5,479
U.S. Stocks - 66.8%
Transamerica American Century Large Company Value VP Ж	8,638,656	67,295
Transamerica BlackRock Large Cap Value VP Ж	10,825,846	134,890
Transamerica Equity VP Ж	4,229,291	81,118
Transamerica Growth Opportunities VP Ж	1,739,995	18,374
Transamerica Jennison Growth €	464,042	5,165
Transamerica Jennison Growth VP Ж	9,761,006	68,717
Transamerica JPMorgan Mid Cap Value VP Ж	2,981,206	33,270
Transamerica Marsico Growth VP Ж	8,286,160	76,813
Transamerica Munder Net50 VP ‡ Ж	1,364,426	11,789
Transamerica Oppenheimer Small- & Mid-Cap Value €	3,244,487	27,254
Transamerica T. Rowe Price Equity Income VP Ж	4,786	48
Transamerica T. Rowe Price Growth Stock VP Ж	1,688,892	33,254
Transamerica Third Avenue Value ‡ €	1,918,938	37,995
Transamerica UBS Large Cap Value €	6,639,400	59,024
Transamerica Van Kampen Mid-Cap Growth €	1,606,621	16,773
Transamerica Van Kampen Small Company Growth €	1,213,120	11,889

Total Investment Companies (cost $1,225,660) #		1,024,314
Other Assets and Liabilities - Net		(194)
Net Assets		$1,024,120

NOTES TO SCHEDULE OF INVESTMENTS:

Ж	The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
€	The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $1,229,375. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $17,458 and $222,519, respectively. Net unrealized depreciation for tax purposes is $205,061.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$1,024,314	$—	$—	$1,024,314

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $1,225,660)	$1,024,314
Receivables:
Investment securities sold	218
Shares sold	128
1,024,660
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	346
Management and advisory fees	87
Distribution and service fees	45
Transfer agent fees	1
Administration fees	11
Audit and tax fees	6
Printing and shareholder reports fees	27
Other	17
540
Net assets	$1,024,120

Net assets consist of:
Capital stock ($.01 par value)	$1,339
Additional paid-in capital	1,387,589
Undistributed net investment income	10,168
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(173,630)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(201,346)
Net assets	$1,024,120
Net assets by class:
Initial Class	$808,954
Service Class	215,166
Shares outstanding:
Initial Class	105,600
Service Class	28,287
Net asset value and offering price per share:
Initial Class	$7.66
Service Class	7.61

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$11,835

Expenses:
Management and advisory	869
Printing and shareholder reports	108
Custody	29
Administration	109
Legal	44
Audit and tax	15
Trustees	34
Transfer agent	17
Distribution and service:
Service Class	438
Other	4
Total expenses	1,667

Net investment income	10,168

Net realized gain (loss) from:
Investments in affiliated investment companies	(79,374)
Distributions from investments in affiliated investment companies	1,187
(78,187)
Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	300,247
Net realized and unrealized gain on investments in affiliated investment companies	222,060

Net increase In net assets resulting from operations	$232,228

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$10,168	$23,335
Net realized gain (loss) from investments in affiliated investment companies	(78,187)	21,404
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	300,247	(647,815)
Net increase (decrease) in net assets resulting from operations	232,228	(603,076)

Distributions to shareholders:
From net investment income:
Initial Class	(19,222)	(25,722)
Service Class	(4,113)	(6,971)
	(23,335)	(32,693)
From net realized gains:
Initial Class	(57,946)	(173,942)
Service Class	(14,655)	(53,645)
	(72,601)	(227,587)
Total distributions to shareholders	(95,936)	(260,280)

Capital share transactions:
Proceeds from shares sold:
Initial Class	69,507	77,411
Service Class	42,423	42,476
	111,930	119,887
Dividends and distributions reinvested:
Initial Class	77,168	199,664
Service Class	18,768	60,616
	95,936	260,280
Cost of shares redeemed:
Initial Class	(106,333)	(217,717)
Service Class	(43,344)	(141,313)
	(149,677)	(359,030)
Net increase in net assets resulting from capital shares transactions	58,189	21,137

Net increase (decrease) in net assets	194,481	(842,219)

Net assets:
Beginning of year	829,639	1,671,858
End of year	$1,024,120	$829,639
Undistributed net investment income	$10,168	$23,335

Share activity:
Shares issued:
Initial Class	10,169	7,352
Service Class	5,911	4,102
	16,080	11,454
Shares issued-reinvested from distributions:
Initial Class	11,008	22,210
Service Class	2,697	6,795
	13,705	29,005
Shares redeemed:
Initial Class	(15,828)	(20,884)
Service Class	(6,600)	(14,694)
	(22,428)	(35,578)
Net increase (decrease) in shares outstanding:
Initial Class	5,349	8,678
Service Class	2,008	(3,797)
	7,357	4,881

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.57	$13.77	$13.63	$12.84	$12.06
Investment operations
Net investment income(a),(b)	0.09	0.20	0.28	0.37	0.16
Net realized and unrealized gain (loss)	1.80	(5.02)	0.75	1.52	1.27
Total operations	1.89	(4.82)	1.03	1.89	1.43
Distributions
From net investment income	(0.20)	(0.30)	(0.33)	(0.13)	(0.06)
From net realized gains	(0.60)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.80)	(2.38)	(0.89)	(1.10)	(0.65)
Net asset value
End of year	$7.66	$6.57	$13.77	$13.63	$12.84

Total return(c)	29.82%	(39.63)%	7.76%	15.62%	12.24%

Net assets end of year (000’s)	$808,954	$658,400	$1,260,779	$1,198,596	$966,677
Ratio and supplemental data
Expenses to average net assets(d)	0.14%	0.14%	0.13%	0.14%	0.14%
Net investment income, to average net assets(b)	1.21%	1.94%	2.00%	2.75%	1.28%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

For a share outstanding throughout each period

	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.52	$13.67	$13.54	$12.78	$12.03
Investment operations
Net investment income(a),(b)	0.06	0.17	0.26	0.34	0.13
Net realized and unrealized gain (loss)	1.79	(4.97)	0.73	1.50	1.26
Total operations	1.85	(4.80)	0.99	1.84	1.39
Distributions
From net investment income	(0.17)	(0.27)	(0.30)	(0.11)	(0.05)
From net realized gains	(0.59)	(2.08)	(0.56)	(0.97)	(0.59)
Total distributions	(0.76)	(2.35)	(0.86)	(1.08)	(0.64)
Net asset value
End of year	$7.61	$6.52	$13.67	$13.54	$12.78

Total return(c)	29.54%	(39.75)%	7.54%	15.28%	11.92%

Net assets end of year (000’s)	$215,166	$171,239	$411,079	$338,769	$213,215
Ratio and supplemental data
Expenses to average net assets(d)	0.39%	0.39%	0.38%	0.39%	0.39%
Net investment income, to average net assets(b)	0.98%	1.51%	1.86%	2.54%	1.06%
Portfolio turnover rate(e)	18%	19%	26%	4%	41%

(a)	Calculated based on average number of shares outstanding.

(b)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Growth VP (the “Fund”) is part of TST.

The Fund seeks long-term capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$158,515
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	184,902
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$23,335
Long-term Capital Gain	72,601
2008 Distributions paid from:
Ordinary Income	35,639
Long-term Capital Gain	224,641

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$46,708	December 31, 2017

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$10,168
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(46,708)
Post October Capital Loss Deferral	$(15)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$(205,062)
Other Temporary Differences	$(123,191)

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Asset Allocation - Growth VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Growth VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $72,601 for the year ended December 31, 2009.

13

Transamerica Asset Allocation - Moderate VP

(unaudited)

MARKET ENVIRONMENT

Calendar year 2009 was an eventful one in the financial markets. The crises in the global banking and financial system that intensified in 2008 carried over into 2009’s first quarter. With the housing market sinking, banks taking massive write-offs, and credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in a panicked state in 2009’s initial months. The Standard and Poor’s 500 Stock Index’s (“S&P 500”) plunge thus carried over into 2009 until bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from the beginning of 2009, the S&P 500 lost 24.63% through March 9th. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices. Most high-quality bonds also fell back modestly in early 2009 after having been bid up sharply amid the late-2008 turmoil.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed hints of stabilizing. Indeed, the U.S. economy went on to contract only 0.7% in the second quarter and actually grew 2.2% in the third quarter. The relief rally that began in March continued almost unabated through the end of the year. From March 10th through December 31st, the S&P 500 rebounded 67.80%. Naturally, the asset classes that had been hit the hardest in the downturn—mostly riskier ones—tended to be the ones to bounce back most strongly. For example, smaller caps significantly outgained larger stocks in the rebound. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains.

For the full year, the S&P 500 recorded a 26.46% return. International stocks rose more in dollar terms, but only because of the U.S. dollar’s overall decline. The Morgan Stanley Capital International EAFE Index (net) gained 31.78% in dollars, but only 24.72% in local-currency terms. Emerging markets were far stronger, with the Morgan Stanley Capital International Emerging Markets Index (net) soaring 78.51%. Emerging economies, which were less affected by the problems at giant financial institutions in the U.S. and Europe, continued to grow, while China’s government stimulus and continued demand for resources lent strength to commodity-producing countries.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in demand, but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 18.68% as measured by the Barclays Capital Corporate Investment Grade Index. The corresponding high-yield index surged 58.21%. The broad Barclays Capital U.S. Aggregate Bond Index, representing a blend of both government and corporate bonds, finished 2009 with a 5.93% return.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Asset Allocation — Moderate VP Initial Class returned 26.40%. By comparison its primary and secondary benchmarks, the Wilshire 5000 Total Market Index and the Barclays Capital U.S. Aggregate Bond Index, returned 29.40% and 5.93%, respectively.

STRATEGY REVIEW

The Portfolio is structured to provide a mix of approximately 50% equity and 50% fixed-income securities (including cash) under normal conditions. The equity side provides broad coverage of both domestic and international markets, across a range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The Portfolio also includes emerging markets, global real estate, and alternative investments. The goal is to provide investors one-stop coverage of the financial markets, and the portfolio is more broadly diversified than most traditional balanced funds. No one can consistently predict which asset classes and investment styles will outperform in any given quarter or year. But by diversifying across all of them, one can capture the long-term performance of each. Diversification can also smooth out risk, although it can’t prevent losses in short-term periods when many asset classes drop simultaneously, as happened in the recent downturn.

In 2009, the Portfolio delivered about 90% of the equity benchmark’s gain despite its 50%/50% target mix of equity and bond holdings, and ranked in the top half of its Morningstar category. Three main factors explain this performance. First, as part of our standard diversification we hold about 30% of the equity stake in international stocks, and as mentioned, international markets gained more than the domestic stock market over the period. We devote about a fourth of the international sleeve to emerging markets, which soared. Indeed, our two emerging-markets funds, Transamerica Oppenheimer Developing Markets and Transamerica WMC Emerging Markets, were among the Portfolio’s biggest gainers, and all of the international equity funds outpaced the U.S. market to some degree. Second, the bond portfolio, which had suffered through much of 2008, benefited from the strong rebound in the credit markets in 2009. Transamerica AEGON High Yield Bond surged and Transamerica Loomis Sayles Bond, a multisector bond fund that has exposure to high-yield and foreign bonds, was up significantly. Transamerica Van Kampen Emerging Markets Debt gained and Transamerica Convertible Securities VP returned double digits. Finally, although our asset-allocation targets are strategic in nature rather than tactical, we did hold our equity weight between eight and 14 percentage points below the normal 50% target through the tumultuous first two months of the year, before raising it steadily in the ensuing months back to the full target. Given that fewer than half of the underlying funds beat their Morningstar category medians in 2009, we primarily credit the above factors for the Portfolio’s outperformance.

1

During the period, Transamerica JPMorgan Core Bond—a historically successful bond strategy targeting high-quality bonds—was added to the Transamerica fund menu, enabling us to introduce it to the portfolio in July 2009. We invested in it both for its talented management and also to absorb some of the assets in Transamerica PIMCO Total Return, previously the only core bond fund available to us and thus a particularly large position.

We also eliminated several fund holdings during the period. In the spring we exited Transamerica Bjurman, Barry Micro Emerging Growth. In November we eliminated a small position in Transamerica Capital Guardian Value VP; following several years of category-lagging performance, it was merged into Transamerica BlackRock Large Cap Value VP as part of a Transamerica fund-lineup rationalization. Three other holdings were also eliminated as a result of the Transamerica lineup changes: Transamerica Marsico International Growth, Transamerica Evergreen International Small Cap, and Transamerica Evergreen Health Care. Assets in those funds were distributed to various other Portfolio holdings in a way that preserved the careful diversification and balance of the Portfolio.

The question on many investors’ minds now is whether stocks and credit-sensitive bonds have soared too fast and too high given the moderate economic improvement seen in 2009. If global security markets do settle down, as they eventually must, we believe the stock- and bond-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

The Fund’s Adviser, Transamerica Asset Management, Inc. (“TAM”), has chosen Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc., to serve as portfolio construction manager to Transamerica Asset Allocation — Growth VP. Morningstar Associates is not acting in the capacity of an adviser to individual investors. The information, data, analyses, and opinions stated herein are as of December 31, 2009 and are subject to change without notice. Any references to specific securities are for informational purposes only and, therefore, should not be considered a recommendation to buy or sell a security. Information on indices is provided for reference only; indices are not managed, and it is not possible to invest directly in an index. Morningstar Associates obtains data from sources it deems reliable; however, Morningstar Associates cannot guarantee the accuracy or reliability of the data presented. The Morningstar name and logo are registered marks of Morningstar, Inc. Morningstar Associates and its affiliates are not affiliated with TAM or its affiliates.

2

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	26.40%	3.89%	5.27%	05/01/2002
Wilshire 5000*	29.40%	1.10%	3.38%	05/01/2002
Barclays Capital U.S. Aggregate Bond*	5.93%	4.97%	5.39%	05/01/2002
Service Class	26.20%	3.64%	7.14%	05/01/2003

NOTES

* The Wilshire 5000 Total Market Index (“Wilshire 5000”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Asset Allocation - Moderate VP
Initial Class	$1,000.00	$1,161.20	$0.71	$1,024.55	$0.66	0.13%
Service Class	1,000.00	1,159.90	2.07	1,023.29	1.94	0.38

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests..

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Stocks	35.2%
Bonds	33.2
Global/International Stock	13.0
Tactical and Specialty	12.3
Inflation-Protected Securities	5.8
Capital Preservation	0.5
Other Assets and Liabilities - Net	0.0 *
Total	100.0%

*  Rounds to less than (0.05%).

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Bonds - 33.2%
Transamerica AEGON High Yield Bond €	6,819,871	$59,401
Transamerica AEGON High Yield Bond VP Ж	626,793	4,989
Transamerica Convertible Securities VP Ж	4,585,800	36,044
Transamerica Flexible Income €	3,738,670	31,741
Transamerica JPMorgan Core Bond €	14,303,869	142,896
Transamerica JPMorgan International Bond €	14,032,045	155,194
Transamerica PIMCO Total Return VP Ж	26,778,374	301,258
Transamerica Short-Term Bond €	15,529,393	157,002
Transamerica Van Kampen Emerging Markets Debt €	8,738,660	89,746
Capital Preservation - 0.5%
Transamerica Money Market VP Ж	13,289,678	13,290
Global/International Stocks - 13.0%
Transamerica AllianceBernstein International Value €	3,884,508	30,843
Transamerica MFS International Equity‡ €	7,248,936	61,471
Transamerica Neuberger Berman International €	5,412,633	42,868
Transamerica Oppenheimer Developing Markets €	5,402,324	60,128
Transamerica Schroders International Small Cap €	8,178,943	68,785
Transamerica Thornburg International Value €	8,276,752	83,264
Transamerica WMC Emerging Markets‡ €	2,797,209	35,944
Inflation-Protected Securities - 5.8%
Transamerica PIMCO Real Return TIPS €	16,122,056	170,410
Tactical and Specialty - 12.3%
Transamerica BlackRock Global Allocation €	4,936,381	50,549
Transamerica Clarion Global Real Estate Securities VP‡ Ж	7,670,662	80,235
Transamerica Federated Market Opportunity VP Ж	3,267,650	39,702
Transamerica Loomis Sayles Bond €	17,786,448	177,508
Transamerica Science & Technology VP Ж	3,630,866	14,814
U.S. Stocks - 35.2%
Transamerica American Century Large Company Value VP Ж	13,046,852	101,635
Transamerica BlackRock Large Cap Value VP Ж	16,179,791	201,601
Transamerica Equity VP Ж	5,853,077	112,263
Transamerica Growth Opportunities VP Ж	3,755,472	39,658
Transamerica Jennison Growth €	131,670	1,465
Transamerica Jennison Growth VP Ж	15,232,236	107,235
Transamerica JPMorgan Mid Cap Value VP Ж	3,766,773	42,037
Transamerica Marsico Growth VP Ж	11,996,911	111,211
Transamerica Munder Net50 VP‡ Ж	1,506,402	13,015
Transamerica Oppenheimer Small- & Mid-Cap Value €	4,333,417	36,401
Transamerica T. Rowe Price Equity Income VP Ж	55,906	559
Transamerica T. Rowe Price Growth Stock VP Ж	2,500,219	49,229
Transamerica Third Avenue Value‡ €	3,028,803	59,970
Transamerica UBS Large Cap Value €	10,866,067	96,599
Transamerica Van Kampen Mid-Cap Growth €	3,796,905	39,640
Transamerica Van Kampen Small Company Growth €	2,468,312	24,189
Total Investment Companies (cost $3,085,720) #		2,944,789
Other Assets and Liabilities - Net		(733)
Net Assets		$2,944,056

NOTES TO SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
Ж	The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $3,091,754. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $109,733 and $256,698, respectively. Net unrealized depreciation for tax purposes is $146,965.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$2,944,789	$—	$—	$2,944,789

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $3,085,720)	$2,944,789
Receivables:
Investment securities sold	446
Shares sold	165
Dividends	21
2,945,421
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	611
Management and advisory fees	249
Distribution and service fees	388
Transfer agent fees	3
Administration fees	31
Audit and tax fees	6
Printing and shareholder reports fees	27
Other	50
1,365
Net assets	$2,944,056

Net assets consist of:
Capital stock ($.01 par value)	$3,028
Additional paid-in capital	3,189,096
Undistributed net investment income	87,978
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(195,115)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(140,931)
Net assets	$2,944,056

Net assets by class:
Initial Class	$1,101,652
Service Class	1,842,404
Shares outstanding:
Initial Class	112,772
Service Class	190,023
Net asset value and offering price per share:
Initial Class	$9.77
Service Class	9.70

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$94,899

Expenses:
Management and advisory	2,455
Printing and shareholder reports	129
Custody	67
Administration	307
Legal	125
Audit and tax	16
Trustees	95
Transfer agent	47
Registration	4
Distribution and service:
Service Class	3,663
Other	12
Total expenses	6,920

Net investment income	87,979

Net realized gain (loss) from:
Investments in affiliated investment companies	(97,080)
Distributions from investments in affiliated investment companies	4,612
(92,468)
Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	586,824
Net realized and unrealized gain on investments in affiliated investment companies	494,356

Net increase In net assets resulting from operations	$582,335

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$87,979	$105,318
Net realized gain (loss) from investments in affiliated investment companies	(92,468)	51,158
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	586,824	(959,262)
Net increase (decrease) in net assets resulting from operations	582,335	(802,786)

Distributions to shareholders:
From net investment income:
Initial Class	(42,637)	(41,656)
Service Class	(62,682)	(45,153)
	(105,319)	(86,809)
From net realized gains:
Initial Class	(37,327)	(120,922)
Service Class	(57,928)	(140,168)
	(95,255)	(261,090)
Total distributions to shareholders	(200,574)	(347,899)

Capital share transactions:
Proceeds from shares sold:
Initial Class	129,762	175,976
Service Class	425,912	419,532
	555,674	595,508
Dividends and distributions reinvested:
Initial Class	79,964	162,578
Service Class	120,610	185,321
	200,574	347,899
Cost of shares redeemed:
Initial Class	(216,831)	(390,424)
Service Class	(124,491)	(258,606)
	(341,322)	(649,030)
Net increase in net assets resulting from capital shares transactions	414,926	294,377

Net increase (decrease) in net assets	796,687	(856,308)

Net assets:
Beginning of year	2,147,369	3,003,677
End of year	$2,944,056	$2,147,369
Undistributed net investment income	$87,978	$105,318

Share activity:
Shares issued:
Initial Class	14,481	15,478
Service Class	47,580	37,980
	62,061	53,458
Shares issued-reinvested from distributions:
Initial Class	8,778	15,955
Service Class	13,327	18,294
	22,105	34,249
Shares redeemed:
Initial Class	(25,034)	(37,128)
Service Class	(14,262)	(26,144)
	(39,296)	(63,272)
Net increase (decrease) in shares outstanding:
Initial Class	(1,775)	(5,695)
Service Class	46,645	30,130
	44,870	24,435

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.36	$12.90	$12.66	$12.24	$12.10
Investment operations
Net investment income(a),(b)	0.32	0.50	0.40	0.44	0.40
Net realized and unrealized gain (loss)	1.83	(3.59)	0.57	0.89	0.46
Total operations	2.15	(3.09)	0.97	1.33	0.86
Distributions
From net investment income	(0.39)	(0.37)	(0.39)	(0.33)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.74)	(1.45)	(0.73)	(0.91)	(0.72)
Net asset value
End of year	$9.77	$8.36	$12.90	$12.66	$12.24

Total return(c)	26.40%	(25.96)%	7.95%	11.48%	7.44%

Net assets end of year (000’s)	$1,101,652	$957,157	$1,550,984	$1,591,304	$1,509,579
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(b)	3.63%	4.50%	3.10%	3.53%	3.36%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.30	$12.83	$12.60	$12.20	$12.09
Investment operations
Net investment income(a),(b)	0.32	0.37	0.39	0.43	0.41
Net realized and unrealized gain (loss)	1.80	(3.47)	0.55	0.87	0.42
Total operations	2.12	(3.10)	0.94	1.30	0.83
Distributions
From net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.22)
From net realized gains	(0.35)	(1.08)	(0.34)	(0.58)	(0.50)
Total distributions	(0.72)	(1.43)	(0.71)	(0.90)	(0.72)
Net asset value
End of year	$9.70	$8.30	$12.83	$12.60	$12.20

Total return(c)	26.20%	(26.19)%	7.73%	11.21%	7.13%

Net assets end of year (000’s)	$1,842,404	$1,190,212	$1,452,693	$1,043,139	$605,462
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(b)	3.54%	3.36%	3.03%	3.44%	3.40%
Portfolio turnover rate(e)	18%	23%	20%	3%	24%

(a)	Calculated based on average number of shares outstanding.

(b)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate VP (the “Fund”) is part of TST.

The Fund seeks capital appreciation and current income.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.  RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$753,740
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	446,615
U.S. Government	—

NOTE 5.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$105,319
Long-term Capital Gain	95,255
2008 Distributions paid from:
Ordinary Income	90,505
Long-term Capital Gain	257,394

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$33,330	December 31, 2017

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$87,978
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(33,330)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$(146,965)
Other Temporary Differences	$(155,751)

NOTE 6.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Asset Allocation - Moderate VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Moderate VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $95,255 for the year ended December 31, 2009.

13

Transamerica Asset Allocation - Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Calendar year 2009 was an eventful one in the financial markets. The crises in the global banking and financial system that intensified in 2008 carried over into 2009’s first quarter. With the housing market sinking, banks taking massive write-offs, and credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in a panicked state in 2009’s initial months. The Standard and Poor’s 500 Composite Stock Index’s (“S&P 500”) plunge thus carried over into 2009 until bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from the beginning of 2009 (the period covered by this report), the S&P 500 lost 24.63% through March 9th. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices. Most high-quality bonds also fell back modestly in early 2009 after having been bid up sharply amid the late-2008 turmoil.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed hints of stabilizing. Indeed, the U.S. economy went on to contract only 0.7% in the second quarter and actually grew 2.2% in the third quarter. The relief rally that began in March continued almost unabated through the end of the year. From March 10th through December 31st, the S&P 500 rebounded 67.80%. Naturally, the asset classes that had been hit the hardest in the downturn—mostly riskier ones—tended to be the ones to bounce back most strongly. For example, smaller caps significantly outgained larger stocks in the rebound. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains (The Dow Jones U.S. Financial Index gained more than 117% from March 10th through December 31st.)

For the full year, the S&P 500 recorded a 26.46% return. International stocks rose more in dollar terms, but only because of the U.S. dollar’s overall decline. The Morgan Stanley Capital International EAFE Index (net) gained 31.78% in dollars, but only 24.72% in local-currency terms. Emerging markets were far stronger, with the Morgan Stanley Capital International Emerging Markets Index (net) soaring 78.51%. Emerging economies, which were less affected by the problems at giant financial institutions in the U.S. and Europe, continued to grow, while China’s government stimulus and continued demand for resources lent strength to commodity-producing countries.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in demand, but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 18.68% as measured by the Barclays Capital Corporate Investment Grade Index. The corresponding high-yield index surged 58.21%. The broad Barclays Capital U.S. Aggregate Bond Index, representing a blend of both government and corporate bonds, finished 2009 with a 5.93% return.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Asset Allocation — Moderate Growth VP Initial Class returned 28.16%. By comparison its primary and secondary benchmarks, the Wilshire 5000 Total Market Index and the Barclays Capital U.S. Aggregate Bond Index, returned 29.40% and 5.93%, respectively.

STRATEGY REVIEW

The Portfolio is structured to provide a mix of approximately 70% equity and 30% fixed-income securities (including cash) under normal conditions. The equity side provides broad coverage of both domestic and international markets, across a range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The Portfolio also includes emerging markets, global real estate, and alternative investments. The goal is to provide investors one-stop coverage of the financial markets, and the Portfolio is more broadly diversified than most traditional balanced funds. No one can consistently predict which asset classes and investment styles will outperform in any given quarter or year. But by diversifying across all of them, one can capture the long-term performance of each. Diversification can also smooth out risk, although it can’t prevent losses in short-term periods when many asset classes drop simultaneously, as happened in the recent downturn.

In 2009, the Portfolio delivered nearly the entire equity benchmark gain despite its 70%/30% target mix of equity and bond holdings, and it ranked in the top quartile of its Morningstar category. Three main factors explain this performance. First, as part of our standard diversification we hold about 30% of the equity stake in international stocks, and as mentioned, international markets gained more than the domestic stock market over the period. We devote about a fourth of the international sleeve to emerging markets, which soared. Indeed, our two emerging-markets funds, Transamerica Oppenheimer Developing Markets and Transamerica WMC Emerging Markets, were among the Portfolio’s biggest gainers, and all of the international equity funds outpaced the U.S. market to some degree. Second, the bond portfolio, which had suffered through much of 2008, benefited from the strong rebound in the credit markets in 2009. Transamerica AEGON High Yield Bond surged and Transamerica Loomis Sayles Bond, a multisector bond fund that has exposure to high-yield and foreign bonds, was up significantly. Transamerica Van Kampen Emerging Markets Debt gained and Transamerica Convertible Securities VP returned double digits. Finally, although our asset-allocation targets are strategic in nature rather than tactical, we did hold our equity weight between 8 and 14 percentage points below the normal 70% target through the tumultuous first two months of the year, before raising it steadily in the ensuing months back toward the full target. Given that fewer than half of the underlying funds beat their Morningstar category medians in 2009, we primarily credit the above factors for the Portfolio’s outperformance.

1

During the period, Transamerica JPMorgan Core Bond—a historically successful bond strategy targeting high-quality bonds—was added to the Transamerica fund menu, enabling us to introduce it to the Portfolio in July 2009. We invested in it both for its talented management and also to absorb some of the assets in Transamerica PIMCO Total Return, previously the only core bond fund available to us and thus a particularly large position.

We also eliminated several fund holdings during the period. In the spring we exited Transamerica Bjurman, Barry Micro Emerging Growth. In November we eliminated a small position in Transamerica Capital Guardian Value VP; following several years of category-lagging performance, it was merged into Transamerica BlackRock Large Cap Value VP as part of a Transamerica fund-lineup rationalization. Three other holdings were also eliminated as a result of the Transamerica lineup changes: Transamerica Marsico International Growth, Transamerica Evergreen International Small Cap, and Transamerica Evergreen Health Care. Assets in those funds were distributed to various other Portfolio holdings in a way that preserved the careful diversification and balance of the Portfolio.

The question on many investors’ minds now is whether stocks and credit-sensitive bonds have soared too fast and too high given the moderate economic improvement seen in 2009. If global security markets do settle down, as they eventually must, we believe the stock- and bond-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

The Fund’s Adviser, Transamerica Asset Management, Inc. (“TAM”), has chosen Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc., to serve as portfolio construction manager to Transamerica Asset Allocation — Growth VP. Morningstar Associates is not acting in the capacity of an adviser to individual investors. The information, data, analyses, and opinions stated herein are as of December 31, 2009 and are subject to change without notice. Any references to specific securities are for informational purposes only and, therefore, should not be considered a recommendation to buy or sell a security. Information on indices is provided for reference only; indices are not managed, and it is not possible to invest directly in an index. Morningstar Associates obtains data from sources it deems reliable; however, Morningstar Associates cannot guarantee the accuracy or reliability of the data presented. The Morningstar name and logo are registered marks of Morningstar, Inc. Morningstar Associates and its affiliates are not affiliated with TAM or its affiliates.

2

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	28.16%	3.05%	4.77%	05/01/2002
Wilshire 5000*	29.40%	1.10%	3.38%	05/01/2002
Barclays Capital U.S. Aggregate Bond*	5.93%	4.97%	5.39%	05/01/2002
Service Class	27.87%	2.82%	7.18%	05/01/2003

NOTES

* The Wilshire 5000 Total Market Index (“Wilshire 5000”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Asset Allocation - Moderate Growth VP
Initial Class	$1,000.00	$1,185.70	$0.72	$1,024.55	$0.66	0.13%
Service Class	1,000.00	1,185.00	2.09	1,023.29	1.94	0.38

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Stocks	48.6%
Bonds	19.3
Global/International Stocks	16.6
Tactical and Specialty	11.5
Inflation-Protected Securities	3.2
Capital Preservation	0.8
Other Assets and Liabilities - Net	(0.0)*
Total	100.0%

*  Rounds to less than (0.05%).

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Bonds - 19.3%
Transamerica AEGON High Yield Bond €	9,051,326	$78,837
Transamerica AEGON High Yield Bond VP Ж	3,516,189	27,989
Transamerica Convertible Securities VP Ж	4,628,581	36,381
Transamerica Flexible Income €	3,275,890	27,812
Transamerica JPMorgan Core Bond €	9,139,418	91,303
Transamerica JPMorgan International Bond €	12,788,846	141,445
Transamerica PIMCO Total Return VP Ж	24,009,495	270,106
Transamerica Short-Term Bond €	14,963,482	151,281
Transamerica Van Kampen Emerging Markets Debt €	8,444,932	86,729
Capital Preservation - 0.8%
Transamerica Money Market VP Ж	36,693,212	36,693
Global/International Stocks - 16.6%
Transamerica AllianceBernstein International Value €	8,362,670	66,400
Transamerica MFS International Equity ‡ €	11,810,830	100,156
Transamerica Neuberger Berman International €	15,657,522	124,008
Transamerica Oppenheimer Developing Markets €	12,084,960	134,506
Transamerica Schroders International Small Cap €	16,901,784	142,144
Transamerica Thornburg International Value €	15,593,283	156,867
Transamerica WMC Emerging Markets ‡ €	4,506,547	57,909
Inflation-Protected Securities - 3.2%
Transamerica PIMCO Real Return TIPS €	14,428,034	152,504
Tactical and Specialty - 11.5%
Transamerica BlackRock Global Allocation €	13,102,547	134,170
Transamerica Clarion Global Real Estate Securities VP ‡ Ж	16,650,140	174,160
Transamerica Federated Market Opportunity VP Ж	2,940,292	35,725
Transamerica Loomis Sayles Bond €	16,955,143	169,212
Transamerica Science & Technology VP Ж	7,511,734	30,648
U.S. Stocks - 48.6%
Transamerica American Century Large Company Value VP Ж	27,793,979	216,515
Transamerica BlackRock Large Cap Value VP Ж	34,240,689	426,640
Transamerica Equity VP Ж	13,004,406	249,425
Transamerica Growth Opportunities VP Ж	7,690,586	81,213
Transamerica Jennison Growth €	1,608,469	17,902
Transamerica Jennison Growth VP Ж	32,557,381	229,204
Transamerica JPMorgan Mid Cap Value VP Ж	10,496,101	117,136
Transamerica Marsico Growth VP Ж	27,280,416	252,889
Transamerica Munder Net50 VP ‡ Ж	4,110,838	35,518
Transamerica Oppenheimer Small- & Mid-Cap Value €	10,352,809	86,964
Transamerica T. Rowe Price Equity Income VP Ж	55,341	553
Transamerica T. Rowe Price Growth Stock VP Ж	5,867,451	115,530
Transamerica Third Avenue Value ‡ €	6,107,059	120,920
Transamerica UBS Large Cap Value €	23,162,564	205,915
Transamerica Van Kampen Mid-Cap Growth €	8,491,775	88,654
Transamerica Van Kampen Small Company Growth €	4,572,612	44,812
Total Investment Companies (cost $5,273,103) #		4,716,775
Other Assets and Liabilities - Net		(1,270)
Net Assets		$4,715,505

NOTES TO SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
Ж	The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $5,278,757. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $151,192 and $713,174, respectively. Net unrealized depreciation for tax purposes is $561,982.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$4,716,775	$—	$—	$4,716,775

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $5,273,103)	$4,716,775
Receivables:
Investment securities sold	894
Shares sold	493
Dividends	20
4,718,182
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	1,387
Management and advisory fees	398
Distribution and service fees	693
Transfer agent fees	5
Administration fees	50
Audit and tax fees	6
Printing and shareholder reports fees	57
Other	81
2,677
Net assets	$4,715,505

Net assets consist of:
Capital stock ($.01 par value)	$4,939
Additional paid-in capital	5,483,758
Undistributed net investment income	98,698
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(315,562)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(556,328)
Net assets	$4,715,505
Net assets by class:
Initial Class	$1,426,280
Service Class	3,289,225
Shares outstanding:
Initial Class	148,355
Service Class	345,497
Net asset value and offering price per share:
Initial Class	$9.61
Service Class	9.52

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$110,508

Expenses:
Management and advisory	3,894
Printing and shareholder reports	243
Custody	99
Administration	487
Legal	198
Audit and tax	18
Trustees	151
Transfer agent	75
Registration	22
Distribution and service:
Service Class	6,604
Other	19
Total expenses	11,810

Net investment income	98,698

Net realized gain (loss) from:
Investments in affiliated investment companies	(137,341)
Distributions from investments in affiliated investment companies	6,560
(130,781)

Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	1,029,075
Net realized and unrealized gain on investments in affiliated investment companies	898,294

Net increase In net assets resulting from operations	$996,992

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$98,698	$128,540
Net realized gain (loss) from investments in affiliated investment companies	(130,781)	87,123
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	1,029,075	(1,905,219)
Net increase (decrease) in net assets resulting from operations	996,992	(1,689,556)

Distributions to shareholders:
From net investment income:
Initial Class	(41,849)	(47,892)
Service Class	(86,691)	(73,947)
	(128,540)	(121,839)
From net realized gains:
Initial Class	(66,763)	(185,480)
Service Class	(148,653)	(308,987)
	(215,416)	(494,467)
Total distributions to shareholders	(343,956)	(616,306)

Capital share transactions:
Proceeds from shares sold:
Initial Class	113,843	136,449
Service Class	578,356	791,529
	692,199	927,978
Dividends and distributions reinvested:
Initial Class	108,612	233,372
Service Class	235,344	382,934
	343,956	616,306
Cost of shares redeemed:
Initial Class	(217,821)	(493,929)
Service Class	(161,582)	(365,810)
	(379,403)	(859,739)
Net increase in net assets resulting from capital shares transactions	656,752	684,545

Net increase (decrease) in net assets	1,309,788	(1,621,317)

Net assets:
Beginning of year	3,405,717	5,027,034
End of year	$4,715,505	$3,405,717
Undistributed net investment income	$98,698	$128,540

Share activity:
Shares issued:
Initial Class	12,900	11,362
Service Class	67,530	68,400
	80,430	79,762
Shares issued-reinvested from distributions:
Initial Class	12,218	22,268
Service Class	26,713	36,856
	38,931	59,124
Shares redeemed:
Initial Class	(26,069)	(42,786)
Service Class	(19,347)	(34,882)
	(45,416)	(77,668)
Net increase (decrease) in shares outstanding:
Initial Class	(951)	(9,156)
Service Class	74,896	70,374
	73,945	61,218

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.16	$14.07	$13.72	$12.80	$12.18
Investment operations
Net investment income(a),(b)	0.23	0.34	0.37	0.43	0.30
Net realized and unrealized gain (loss)	2.00	(4.58)	0.67	1.27	0.88
Total operations	2.23	(4.24)	1.04	1.70	1.18
Distributions
From net investment income	(0.30)	(0.34)	(0.34)	(0.22)	(0.14)
From net realized gains	(0.48)	(1.33)	(0.35)	(0.56)	(0.42)
Total distributions	(0.78)	(1.67)	(0.69)	(0.78)	(0.56)
Net asset value
End of year	$9.61	$8.16	$14.07	$13.72	$12.80

Total return(c)	28.16%	(32.76)%	7.81%	13.83%	9.91%

Net assets end of year (000’s)	$1,426,280	$1,217,825	$2,229,744	$2,277,269	$1,892,007
Ratio and supplemental data
Expenses to average net assets(d)	0.13%	0.13%	0.13%	0.13%	0.14%
Net investment income, to average net assets(b)	2.61%	2.94%	2.63%	3.25%	2.47%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.09	$13.97	$13.64	$12.75	$12.15
Investment operations
Net investment income(a),(b)	0.21	0.34	0.37	0.42	0.29
Net realized and unrealized gain (loss)	1.98	(4.58)	0.63	1.24	0.86
Total operations	2.19	(4.24)	1.00	1.66	1.15
Distributions
From net investment income	(0.28)	(0.32)	(0.32)	(0.21)	(0.13)
From net realized gains	(0.48)	(1.32)	(0.35)	(0.56)	(0.42)
Total distributions	(0.76)	(1.64)	(0.67)	(0.77)	(0.55)
Net asset value
End of year	$9.52	$8.09	$13.97	$13.64	$12.75

Total return(c)	27.87%	(32.92)%	7.56%	13.54%	9.71%

Net assets end of year (000’s)	$3,289,225	$2,187,892	$2,797,290	$1,823,589	$858,857
Ratio and supplemental data
Expenses to average net assets(d)	0.38%	0.38%	0.38%	0.38%	0.39%
Net investment income, to average net assets(b)	2.49%	2.99%	2.64%	3.15%	2.40%
Portfolio turnover rate(e)	13%	18%	24%	2%	23%

(a)	Calculated based on average number of shares outstanding.

(b)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Does not include expenses of the investment companies in which the fund invests.

(e)	Does not include the portfolio activity of the underlying affiliated funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate Growth VP (the “Fund”) is part of TST.

The Fund seeks capital appreciation with current income as a secondary objective.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$936,963
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	518,590
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$128,540
Long-term Capital Gain	215,416
2008 Distributions paid from:
Ordinary Income	130,103
Long-term Capital Gain	486,203

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$84,412	December 31, 2017

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$98,698
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(84,412)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$(561,983)
Other Temporary Differences	$(225,495)

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Asset Allocation — Moderate Growth VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Asset Allocation — Moderate Growth VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $215,416 for the year ended December 31, 2009.

13

Transamerica Balanced VP

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended December 31, 2009, securities markets grappled with a global economic slowdown and the repercussions from the collapse of the credit markets before staging powerful rallies.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous rebound from the March lows.

In the fixed income markets, greatly reduced liquidity and the ongoing recession caused a dislocation of near-historic proportions. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down to near zero. Meanwhile, yields in riskier asset classes rose dramatically.

As the period progressed and the government’s initiatives took effect in earnest, U.S. fixed income markets rallied impressively. An early beneficiary of the government’s programs was agency mortgage-backed securities (“MBS”). The government effectively took over the issuing agencies and manipulated mortgage rates lower through large-scale purchases of agency MBS. Corporates also did well, outperforming Treasuries.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. gross domestic product was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Balanced VP Initial Class returned 26.30%.  By comparison its primary benchmark and secondary benchmarks, the Standard and Poor’s 500 Composite Stock Index, the Barclays Capital U.S. Aggregate Bond Index, and the Barclays Capital U.S. Government/Credit Bond Index returned 26.46%, 5.93%, and 4.52% respectively.

STRATEGY REVIEW

During the period, Transamerica Balanced VP outperformed its blended benchmark. For the equity segment, positive relative performance is attributable to stock selection in the consumer discretionary (i.e., online retailer Amazon.com, Inc.) sector, overweighting the strong-performing information technology sector and underweighting the weaker-returning energy sector.

We believe the international consumer will be an increasingly important factor in the global economy, and companies moving rapidly into international markets will benefit. Amazon.com achieved healthy returns by engaging the global consumer. Another key performance contributor was Apple Inc., the maker of consumer-friendly personal electronics. Apple’s products continued to benefit from worldwide consumers’ desire for technology that provides improved mobile communications and access to information.

Equity performance detractors included a small cash position, which was a byproduct of normal trading activity; overweighting and stock selection in the industrials sector; and individual holdings Automatic Data Processing, Inc. (“ADP”), and Gilead Sciences, Inc. Business outsourcing company ADP, experienced a decline in its stock price due to rising unemployment. Gilead Sciences, a biopharmaceutical company, suffered from investors’ interest in more cyclical growth stocks that hold greater appeal during post-recession recoveries. We continue to hold this position and believe in Gilead’s long-term growth potential.

1

On the fixed income side, strong performance was primarily the result of overweighting mortgage-related and corporate securities. Also contributing to performance was a small but strategic investment in commercial MBS — most notably, cell-phone towers. Unlike commercial buildings, demand for cell-phone towers was not impacted greatly by the recession.

Gary U. Rollé, CFA

Greg D. Haendel, CFA

Derek S. Brown, CFA

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Erik U. Rollé

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

2

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	26.30%	2.70%	4.22%	05/01/2002
S&P 500*	26.46%	0.42%	2.46%	05/01/2002
Barclays Capital U.S. Aggregate Bond*	5.93%	4.97%	5.39%	05/01/2002
Barclays Capital U.S. Government/Credit Bond*	4.52%	4.71%	5.45%	05/01/2002
Service Class	25.94%	2.45%	5.04%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index (“S&P 500”), Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital U.S. Government/Credit Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Balanced VP
Initial Class	$1,000.00	$1,166.90	$4.97	$1,020.62	$4.63	0.91%
Service Class	1,000.00	1,165.60	6.33	1,019.36	5.90	1.16

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	61.7%
Corporate Debt Securities	20.4
U.S. Government Agency Obligations	6.2
Repurchase Agreement	5.4
Mortgage-Backed Securities	4.3
U.S. Government Obligations	3.5
Asset-Backed Securities	0.8
Securities Lending Collateral	0.3
Preferred Corporate Debt	0.3
Other Assets and Liabilities - Net(a)	(2.9)
Total	100.0%

(a)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 3.5%
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	$144	$139
2.50%, 01/15/2029	287	308
U.S. Treasury Inflation Indexed Note
1.88%, 07/15/2013- 07/15/2019	3,003	3,154
Total U.S. Government Obligations (cost $3,577)		3,601

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.2%
Fannie Mae
5.00%, 04/25/2034- 02/01/2036	1,139	1,173
5.50%, 04/01/2037- 11/01/2038	1,355	1,420
Freddie Mac
4.78%, 03/01/2035 *	218	225
5.00%, 02/01/2024- 07/01/2035	2,180	2,267
5.50%, 07/01/2037	416	436
6.00%, 12/01/2037	757	818
Total U.S. Government Agency Obligations (cost $6,159)		6,339

MORTGAGE-BACKED SECURITIES - 4.3%
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 -144A	485	498
BCAP LLC Trust
Series 2009-RR10, Class 2A1
4.92%, 08/26/2035 -144A *	218	210
Series 2009-RR3, Class 2A1
5.65%, 05/26/2037 -144A	127	122
Series 2009-RR6, Class 2A1
5.36%, 08/26/2035 -144A Ə	144	140
Crown Castle Towers LLC
Series 2006-1A, Class AFL
0.41%, 11/15/2036 -144A *	350	341
Series 2006-1A, Class AFX
5.24%, 11/15/2036 -144A	383	394
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.53%, 12/26/2037 -144A Ə	149	139
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A Ə	123	118
Series 2009-R7, Class 12A1
5.50%, 08/26/2036 -144A Ə	152	146
Series 2009-R7, Class 1A1
5.59%, 02/26/2036 -144A Ə	233	222
Series 2009-R7, Class 4A1
3.74%, 09/26/2034 -144A * Ə	226	215
Series 2009-R9, Class 1A1
5.84%, 08/26/2046 -144A	150	144
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.82%, 01/27/2047 -144A	156	150
SBA CMBS Trust
Series 2006-1A, Class A
5.31%, 11/15/2036 -144A	380	389
Series 2006-1A, Class C
5.56%, 11/15/2036 -144A	330	337
WaMu Mortgage Pass Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	333	333
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	241	236
Series 2003-L, Class 1A2
4.56%, 11/25/2033 *	223	219
Total Mortgage-Backed Securities (cost $4,173)		4,353

ASSET-BACKED SECURITIES - 0.8%
American Airlines Pass-Through Trust
Series 2001-2, Class A2
7.86%, 10/01/2011	340	340
Continental Airlines, Inc.
9.00%, 07/08/2016	90	96
Delta Air Lines, Inc.
Series 2000-1, Class A-2
7.57%, 05/18/2012	340	345
Total Asset-Backed Securities (cost $773)		781

CORPORATE DEBT SECURITIES - 20.4%
Building Products - 0.3%
Holcim Capital Corp., Ltd.
6.88%, 09/29/2039 -144A	153	161
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 -144A	165	165
Capital Markets - 1.0%
Goldman Sachs Group, Inc.
0.70%, 03/22/2016 *	335	309
Macquarie Group, Ltd.
7.63%, 08/13/2019 -144A	325	361
Raymond James Financial, Inc.
8.60%, 08/15/2019	325	352
Chemicals - 0.8%
Cytec Industries, Inc.
8.95%, 07/01/2017	140	166
Dow Chemical Co.
8.55%, 05/15/2019	295	353
Nalco Co.
8.25%, 05/15/2017 -144A	135	143
Yara International ASA
7.88%, 06/11/2019 -144A	150	171
Commercial Banks - 1.8%
Barclays Bank PLC
10.18%, 06/12/2021 -144A	290	374
City National Bank
6.75%, 09/01/2011	135	139
PNC Financial Services Group, Inc.
8.25%, 05/29/2049 Ž ■	270	273
State Street Capital Trust IV
1.30%, 06/15/2037 *	499	336
SunTrust Banks, Inc.
5.25%, 11/05/2012	370	385
Wells Fargo Capital XIII
7.70%, 03/26/2013 Ž ■	355	344
Commercial Services & Supplies - 0.1%
Aramark Corp.
8.50%, 02/01/2015	110	113
Consumer Finance - 0.1%
American Express Credit Corp.
1.63%, 05/27/2010 *	135	136

The notes to the financial statements are an integral part of this report.

5

	Principal	Value
Containers & Packaging - 0.5%
Graphic Packaging International, Inc.
9.50%, 06/15/2017	$160	$170
Rexam PLC
6.75%, 06/01/2013 -144A	255	271
Diversified Financial Services - 3.9%
Bank of America Corp.
0.58%, 06/15/2016*	495	441
Cemex Finance LLC
9.50%, 12/14/2016 -144A	210	220
Citigroup, Inc.
6.13%, 05/15/2018	330	332
City National Capital Trust I
9.63%, 02/01/2040	350	372
Ford Motor Credit Co. LLC
3.03%, 01/13/2012*	185	172
General Electric Capital Corp.
6.00%, 08/07/2019	205	213
Glencore Funding LLC
6.00%, 04/15/2014 -144A	147	150
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	305	312
Hyundai Capital Services, Inc.
6.00%, 05/05/2015 -144A Λ	303	315
JPMorgan Chase Capital XXVII
7.00%, 11/01/2039	200	202
Lukoil International Finance BV
6.38%, 11/05/2014 -144A	465	477
Pemex Finance, Ltd.
9.03%, 02/15/2011	75	77
QHP Royalty Sub LLC
10.25%, 03/15/2015 -144A	165	166
Selkirk Cogen Funding Corp. -Series A
8.98%, 06/26/2012	216	227
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A ■	360	320
Electric Utilities - 0.3%
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 Ђ	265	307
Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc.
5.50%, 09/14/2015	300	314
Energy Equipment & Services - 0.3%
Enterprise Products Operating LLC
7.00%, 06/01/2067 ■	115	102
Weatherford International, Ltd.
7.00%, 03/15/2038	175	177
Food & Staples Retailing - 0.3%
Ingles Markets, Inc.
8.88%, 05/15/2017	140	146
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	125	126
Food Products - 0.7%
Cargill, Inc.
5.00%, 11/15/2013 -144A	290	308
Lorillard Tobacco Co.
8.13%, 06/23/2019	132	145
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	185	192
Michael Foods, Inc.
8.00%, 11/15/2013	100	102
Gas Utilities - 0.4%
DCP Midstream LLC
9.75%, 03/15/2019 -144A	135	166
EQT Corp.
8.13%, 06/01/2019	209	241
Hotels, Restaurants & Leisure - 1.2%
Hyatt Hotels Corp.
5.75%, 08/15/2015 -144A	320	322
International Game Technology
7.50%, 06/15/2019	290	314
Marriott International, Inc.
5.63%, 02/15/2013	310	318
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	176	184
Household Durables - 0.3%
Whirlpool Corp.
8.00%, 05/01/2012	282	306
Insurance - 1.2%
American Financial Group, Inc.
9.88%, 06/15/2019	150	168
HCC Insurance Holdings, Inc.
6.30%, 11/15/2019	135	137
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A Ž ■	320	254
Reinsurance Group of America, Inc.
6.45%, 11/15/2019	330	329
Travelers Cos., Inc.
6.25%, 03/15/2037 ■	360	328
Machinery - 0.3%
Kennametal, Inc.
7.20%, 06/15/2012	255	267
Metals & Mining - 1.1%
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	250	318
ArcelorMittal
5.38%, 06/01/2013	305	321
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	240	304
Xstrata Canada Corp.
7.35%, 06/05/2012	141	151
Multi-Utilities - 0.5%
Black Hills Corp.
9.00%, 05/15/2014	146	166
Sempra Energy
9.80%, 02/15/2019	225	282
Oil, Gas & Consumable Fuels - 1.4%
Enbridge Energy Partners, LP
9.88%, 03/01/2019	175	222
GAZ Capital SA
8.13%, 07/31/2014 -144A	240	254
Petrobras International Finance Co.
5.75%, 01/20/2020	330	336
Petrohawk Energy Corp.
9.13%, 07/15/2013	100	105
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 -144A	161	180
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 -144A	349	377
Real Estate Investment Trusts - 2.7%
Boston Properties, LP
5.88%, 10/15/2019	340	341

The notes to the financial statements are an integral part of this report.

6

(all amounts except share amounts in thousands)

	Principal	Value
Real Estate Investment Trusts - (continued)
Dexus Property Group
7.13%, 10/15/2014 -144A	$220	$226
Duke Realty, LP
7.38%, 02/15/2015	270	285
Healthcare Realty Trust, Inc.
6.50%, 01/17/2017	265	263
8.13%, 05/01/2011	292	307
Host Hotels & Resorts, LP -Series M
7.00%, 08/15/2012	145	147
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	355	321
Simon Property Group, LP
10.35%, 04/01/2019	275	345
Tanger Properties, LP
6.15%, 11/15/2015	180	176
WEA Finance LLC
6.75%, 09/02/2019 -144A	325	350
Real Estate Management & Development - 0.3%
Post Apartment Homes, LP
5.45%, 06/01/2012	100	99
6.30%, 06/01/2013	223	222
Specialty Retail - 0.3%
Best Buy Co., Inc.
6.75%, 07/15/2013	285	313
Transportation Infrastructure - 0.3%
ERAC USA Finance Co.
8.00%, 01/15/2011 -144A	300	315
Total Corporate Debt Securities (cost $19,403)		20,697

	Shares
COMMON STOCKS - 61.7%
Air Freight & Logistics - 2.0%
CH Robinson Worldwide, Inc.	20,000	1,175
Expeditors International of Washington, Inc.	25,000	868
Auto Components - 3.3%
BorgWarner, Inc.	60,450	2,008
Johnson Controls, Inc.	50,000	1,362
Biotechnology - 0.8%
Gilead Sciences, Inc.‡	19,300	835
Capital Markets - 4.4%
BlackRock, Inc. -Class A	4,265	990
Charles Schwab Corp.	95,000	1,788
T. Rowe Price Group, Inc.	32,000	1,704
Chemicals - 2.2%
Praxair, Inc.	11,000	883
Sigma-Aldrich Corp.	25,500	1,289
Commercial Banks - 1.1%
BB&T Corp.	33,000	837
Marshall & Ilsley Corp.	55,000	300
Communications Equipment - 1.3%
QUALCOMM, Inc.	29,500	1,365
Computers & Peripherals - 5.7%
Apple, Inc.‡	16,000	3,374
International Business Machines Corp.	19,300	2,526
Construction & Engineering - 1.5%
Jacobs Engineering Group, Inc.‡	40,350	1,518
Diversified Financial Services - 2.5%
JPMorgan Chase & Co.	60,000	2,500
Electrical Equipment - 1.5%
Emerson Electric Co.	35,250	1,502
Electronic Equipment & Instruments - 1.0%
Tyco Electronics, Ltd.	40,800	1,002
Energy Equipment & Services - 2.0%
Core Laboratories NV	9,000	1,064
Schlumberger, Ltd.	15,000	976
Food & Staples Retailing - 1.2%
Wal-Mart Stores, Inc.	22,000	1,176
Health Care Equipment & Supplies - 2.7%
Becton Dickinson and Co.	16,000	1,261
Covidien PLC	20,000	958
Varian Medical Systems, Inc.‡	10,000	469
Internet & Catalog Retail - 4.0%
Amazon.com, Inc.‡	30,000	4,036
Internet Software & Services - 3.7%
Google, Inc. -Class A‡	6,000	3,720
IT Services - 2.3%
Automatic Data Processing, Inc.	55,000	2,355
Machinery - 5.4%
Caterpillar, Inc.	30,000	1,710
Kennametal, Inc.	74,700	1,935
PACCAR, Inc.	50,000	1,813
Oil, Gas & Consumable Fuels - 1.5%
Anadarko Petroleum Corp.	7,500	468
EOG Resources, Inc.	11,000	1,070
Paper & Forest Products - 2.1%
Weyerhaeuser Co.	50,000	2,157
Professional Services - 0.5%
Robert Half International, Inc.	18,700	500
Road & Rail - 1.9%
Burlington Northern Santa Fe Corp.	20,000	1,972
Software - 5.2%
Adobe Systems, Inc.‡	27,500	1,011
Microsoft Corp.	70,000	2,135
Oracle Corp.	85,500	2,098
Trading Companies & Distributors - 1.9%
WW Grainger, Inc.	20,000	1,937
Total Common Stocks (cost $51,877)		62,647

	Principal
PREFERRED CORPORATE DEBT SECURITY - 0.3%
Commercial Banks - 0.3%
Rabobank Nederland NV
11.00%, 06/30/2019 -144A * Ž ■	$250	305
Total Preferred Corporate Debt (cost $263)

REPURCHASE AGREEMENT - 5.4%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $5,460 on 01/04/2010. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, and with a total value of $5,573.	5,460	5,460
Total Repurchase Agreement (cost $5,460)

	Shares
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	258,335	258
Total Securities Lending Collateral (cost $258)
Total Investment Securities (cost $91,943) #		104,441
Other Assets and Liabilities - Net		(2,941)
Net Assets		$101,500

The notes to the financial statements are an integral part of this report.

7

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2009.
Ə

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $980, or 0.97% of the fund’s net assets.

Ž	The security has a perpetual maturity. The date shown is the next call date.
■	Coupon rate is fixed for a predetermined amount of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2009.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $253.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $92,245. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $13,850 and $1,654, respectively. Net unrealized appreciation for tax purposes is $12,196.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $11,059, or 10.90%, of the fund’s net assets.

CMBS	Commercial Mortgage-Backed Security
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$7,406	$—	$—	$7,406
Equities - Consumer Staples	1,176	—	—	1,176
Equities - Energy	3,578	—	—	3,578
Equities - Financials	8,119	—	—	8,119
Equities - Health Care	3,523	—	—	3,523
Equities - Industrials	14,930	—	—	14,930
Equities - Information Technology	18,221	—	—	18,221
Equities - Materials	4,329	—	—	4,329
Equities - Telecommunication Services	1,365	—	—	1,365
Fixed Income - Asset-Backed Security	—	781	—	781
Fixed Income - Consumer Discretionary	—	2,185	—	2,185
Fixed Income - Consumer Staples	—	1,019	—	1,019
Fixed Income - Energy	—	1,919	—	1,919
Fixed Income - Financials	—	11,608	—	11,608
Fixed Income - Industrials	—	763	—	763
Fixed Income - Information Technology	—	314	—	314
Fixed Income - Materials	—	2,198	—	2,198
Fixed Income - Mortgage-Backed Security	—	3,373	980	4,353
Fixed Income - U.S. Government Agency Obligation	—	6,339	—	6,339
Fixed Income - U.S. Government Obligation	—	3,601	—	3,601
Fixed Income - Utilities	—	996	—	996
Cash & Cash Equivalent - Repurchase Agreement	—	5,460	—	5,460
Cash & Cash Equivalent - Securities Lending Collateral	258	—	—	258
Total	$62,905	$40,556	$980	$104,441

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the period ending December 31, 2009:

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)		Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 12/31/2009
Fixed Income - Mortgage-Backed Security	$—	$935	$	♦	$8	$37	$—	$980
Total	$—	$935	$	♦	$8	$37	$—	$980

♦  Value is less than $1.

The notes to the financial statements are an integral part of this report.

8

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $86,483)	$98,981
(including securities loaned of $253)
Repurchase agreement, at value (cost: $5,460)	5,460
Receivables:
Investment securities sold	3
Shares sold	60
Interest	394
Dividends	53
Dividend reclaims	2
104,953
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,979
Shares redeemed	112
Management and advisory fees	68
Distribution and service fees	12
Administration fees	2
Printing and shareholder reports fees	5
Audit and tax fees	9
Other	8
Collateral for securities on loan	258
3,453
Net assets	$101,500

Net assets consist of:
Capital stock ($.01 par value)	$99
Additional paid-in capital	95,574
Undistributed net investment income	1,675
Undistributed (accumulated) net realized gain (loss) from investment securities	(8,346)
Net unrealized appreciation (depreciation) on:
Investment securities	12,498
Net assets	$101,500

Net assets by class:
Initial Class	$45,319
Service Class	56,181
Shares outstanding:
Initial Class	4,412
Service Class	5,511
Net asset value and offering price per share:
Initial Class	$10.27
Service Class	10.19

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $—(a))	$685
Interest income	1,759
Securities lending income (net)	1
2,445
Expenses:
Management and advisory	622
Printing and shareholder reports	16
Custody	25
Administration	16
Legal	4
Audit and tax	20
Trustees	3
Transfer agent	1
Distribution and service:
Service Class	96
Other	1
Total expenses	804
Net investment income	1,641

Net realized gain (loss) on transactions from:
Investment securities	(6,218)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	24,027
Net realized and unrealized gain	17,809

Net increase in net assets resulting from operations	$19,450

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

9

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$1,641	$1,381
Net realized gain (loss) from investment securities	(6,218)	(925)
Change in net unrealized appreciation (depreciation) on investment securities	24,027	(30,528)
Net increase (decrease) in net assets resulting from operations	19,450	(30,072)

Distributions to shareholders:
From net investment income:
Initial Class	(696)	(920)
Service Class	(685)	(408)
	(1,381)	(1,328)
From net realized gains:
Initial Class	(562)	(4,198)
Service Class	(597)	(2,035)
	(1,159)	(6,233)
Total distributions to shareholders	(2,540)	(7,561)

Capital share transactions:
Proceeds from shares sold:
Initial Class	9,326	7,785
Service Class	30,995	20,570
	40,321	28,355
Dividends and distributions reinvested:
Initial Class	1,258	5,118
Service Class	1,282	2,443
	2,540	7,561
Cost of shares redeemed:
Initial Class	(9,742)	(32,191)
Service Class	(7,363)	(9,601)
	(17,105)	(41,792)
Net increase (decrease) in net assets from capital shares transactions	25,756	(5,876)

Net increase (decrease) in net assets	42,666	(43,509)

Net assets:
Beginning of year	58,834	102,343
End of year	$101,500	$58,834
Undistributed net investment income	$1,675	$1,381

Share activity:
Shares issued:
Initial Class	1,037	679
Service Class	3,496	1,853
	4,533	2,532
Shares issued-reinvested from distributions:
Initial Class	133	457
Service Class	137	219
	270	676
Shares redeemed:
Initial Class	(1,098)	(2,753)
Service Class	(821)	(891)
	(1,919)	(3,644)
Net increase (decrease) in shares outstanding:
Initial Class	72	(1,617)
Service Class	2,812	1,181
	2,884	(436)

The notes to the financial statements are an integral part of this report.

10

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$13.70	$12.25	$11.63	$11.77
Investment operations
Net investment income(a)	0.21	0.22	0.19	0.16	0.14
Net realized and unrealized gain (loss)	1.97	(4.36)	1.47	0.88	0.74
Total operations	2.18	(4.14)	1.66	1.04	0.88
Distributions
From net investment income	(0.16)	(0.21)	(0.15)	(0.12)	(0.16)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.29)	(1.18)	(0.21)	(0.42)	(1.02)
Net asset value
End of year	$10.27	$8.38	$13.70	$12.25	$11.63
Total return(b)	26.30%	(32.40)%	13.61%	9.12%	7.96%
Net assets end of year (000’s)	$45,319	$36,361	$81,632	$71,949	$61,698
Ratio and supplemental data
Expenses to average net assets	0.91%	0.90%	0.89%	0.89%	0.94%
Net investment income, to average net assets	2.26%	1.89%	1.49%	1.32%	1.17%
Portfolio turnover rate	82%	67%	60%	47%	50%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$13.64	$12.21	$11.61	$11.77
Investment operations
Net investment income(a)	0.18	0.19	0.16	0.13	0.11
Net realized and unrealized gain (loss)	1.96	(4.34)	1.46	0.87	0.74
Total operations	2.14	(4.15)	1.62	1.00	0.85
Distributions
From net investment income	(0.15)	(0.19)	(0.13)	(0.10)	(0.15)
From net realized gains	(0.13)	(0.97)	(0.06)	(0.30)	(0.86)
Total distributions	(0.28)	(1.16)	(0.19)	(0.40)	(1.01)
Net asset value
End of year	$10.19	$8.33	$13.64	$12.21	$11.61
Total return(b)	25.94%	(32.57)%	13.38%	8.74%	7.79%
Net assets end of year (000’s)	$56,181	$22,473	$20,711	$9,672	$3,791
Ratio and supplemental data
Expenses to average net assets	1.16%	1.15%	1.14%	1.14%	1.19%
Net investment income, to average net assets	1.98%	1.71%	1.25%	1.11%	0.91%
Portfolio turnover rate	82%	67%	60%	47%	50%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

11

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Balanced VP (the “Fund”) is part of TST.

The Fund seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $5 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

12

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, TIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, TIM, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1.5 billion	0.70%
Over $1.5 billion	0.625%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.40% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

14

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$74,271
U.S. Government	11,942
Proceeds from maturities and sales of securities:
Long-term	49,349
U.S. Government	12,016

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, distribution reclasses for REITs, capital loss carryforwards, and post-October loss deferrals.

15

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—

Undistributed (accumulated) net investment income (loss)	$34

Undistributed (accumulated) net realized gain (loss) from investment securities	$(34)

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$7,745	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$1,381
Long-term Capital Gain	1,159
2008 Distributions paid from:
Ordinary Income	1,371
Long-term Capital Gain	6,190

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$1,694
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(7,745)
Post October Capital Loss Deferral	$(299)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$12,196
Other Temporary Differences	$(19)

NOTE 6. SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica Value Balanced VP with and into the Fund. A combined information statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

16

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Balanced VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Balanced VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

17

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,159 for the year ended December 31, 2009.

18

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

Following a very difficult 2008, which saw a global financial and economic meltdown that was nearly unprecedented, stocks entered 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From the March 2009 lows, stocks galloped higher as those fears dissipated and as investors witnessed the power of the most massive global monetary and fiscal stimuli imaginable began to reflate economic activity. We have described it as a tug of war between the forces of debt-induced deflation and those of policy induced reflation. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive policy ignited the reflationary process. 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risk” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets. Emerging markets handily beat developed markets. Inflation fell in most countries, but widespread deflation was avoided. Treasury rates moved modestly higher as the yield curve steepened. Quality spreads narrowed, while equity markets remained volatile, but ended the period with sharp gains. Financial stocks and other low-quality securities led the way back. Government spending reached record proportions, and the period ended with cyclical stimulus leading the way and masking structural problems that remained.

PERFORMANCE

For the period from inception May 1, 2009 through December 31, 2009, Transamerica BlackRock Global Allocation VP Service Class returned 21.60%.  By comparison its benchmark, the Financial Times Stock Exchange World Index (“FTSE World”), returned 34.82%.

STRATEGY REVIEW

The Fund outperformed its Reference Portfolio* for the 8-month period, but underperformed the FTSE World. The Fund invests in an investment company that invests in both equities and bonds; therefore, the Reference Portfolio* provides a truer representation of the Fund’s composition and a more comparable means for measurement.

In reviewing the strategy of this Fund, it is best to review the components of the underlying portfolio of the investment company in which the Fund invests, any further reference to portfolio would be pertaining to the investment company’s portfolio. Contributing favorably to the portfolio’s relative performance was its overweight and stock selection in Hong Kong and Singapore, an overweight in Canada, and an underweight in the United States. The portfolio also benefited from its overweight position in emerging markets, including Brazil, Russia, India, and China. From a sector perspective, stock selection in the energy and industrial sectors, along with an overweight in materials and an underweight and stock selection in utilities, all contributed positively. In fixed income, the portfolio’s overweight positions in US Treasury Inflation Protected Securities (“TIPS”) and convertible bonds aided relative performance. Detracting from the portfolio’s relative performance was its overweight and stock selection in Japan, in addition to its underweight and stock selection in both the United Kingdom and Australia. Stock selection in Canada and South Korea also detracted from relative performance. From a sector perspective, an underweight and stock selection in the financials, information technology (“IT”), and consumer discretionary sectors all had a negative impact on relative performance.

Dennis W. Stattman

Dan Chamby

Romualdo Roldan

Co-Portfolio Managers

BlackRock Advisors, LLC

*

The internal reference benchmark consists of 36% S&P 500 Index, 24% FTSE World (ex. US), 24% ML 5-year US Treasury Bond Index, 16% Citigroup Non-US Dollar World Govt. Bond Index. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The FTSE World Index (ex.-US) is an unmanaged capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The ML 5-year US Treasury Bond Index is an unmanaged index designed to track the total return of the current coupon five-year US Treasury note. The Citigroup Non-US Dollar World Govt. Bond Index (formerly the Salomon Brothers World Government Bond Index ex-US) is an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States

1

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Service Class	21.60%	05/01/2009
FTSE World *	34.82%	05/01/2009

NOTES

* The Financial Times Stock Exchange World Index (“FTSE World”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors' units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)
Transamerica BlackRock Global Allocation VP	$1,000.00	$1,142.90	$1.89	$1,023.44	$1.79	0.35%

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Company	100.0%
Other Assets and Liabilities - Net	0.0 *
Total	100.0%

* Rounds to less than 0.05% of (0.05)%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANY - 100.0%
Capital Markets - 100.0%
BlackRock Global Allocation V.I.	10,553,962	$157,465
Total Investment Company (cost $152,226) #		157,465
Other Assets and Liabilities - Net		(45)
Net Assets		$157,420

NOTE TO SCHEDULE OF INVESTMENTS:

#

Aggregate cost for federal income tax purposes is $152,226. Aggregate gross and net unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost was $5,239.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Company - Financials	$157,465	$—	$—	$157,465
Total	$157,465	$—	$—	$157,465

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investments securities at value (cost: $152,226)	$157,465
Receivables:
Shares sold	565
158,030
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	564
Shares redeemed	1
Distribution and service fees	30
Administration fees	2
Other	13
610
Net assets	$157,420

Net assets consist of:
Capital stock ($.01 par value)	$129
Additional paid-in capital	150,238
Undistributed net investment income	1,814
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	5,239
Net assets	$157,420

Shares outstanding	12,941

Net asset value and offering price per share	$12.16

STATEMENT OF OPERATIONS

For the period ended December 31, 2009(b)

(all amounts in thousands)

Investment income:
Dividend income	$1,950

Expenses:
Management and advisory	19
Printing and shareholder reports	3
Custody	11
Administration	8
Legal	2
Audit and tax	14
Trustees	1
Transfer agent	1
Distribution and service	96
Other	—	(a)
Total expenses	155
Less waiver/reimbursement	(19)
Net expenses	136

Net investment income	1,814

Net increase in unrealized appreciation (depreciation) on:
Investments in investment companies	5,239
Net realized and unrealized gain on investments in investment companies	5,239

Net increase In net assets resulting from operations	$7,053

(a)	Rounds to less than $1.
(b)	Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$1,814
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	5,239
Net increase in net assets resulting from operations	7,053

Capital share transactions:
Proceeds from shares sold	151,712
Cost of shares redeemed	(1,345)
Net increase in net assets resulting from capital shares transactions	150,367

Net increase in net assets	157,420

Net assets:
Beginning of period	—
End of period	$157,420
Undistributed net investment income	$1,814

Share activity:
Shares issued	13,055
Shares redeemed	(114)
Net increase in shares outstanding:	12,941

(a) Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Service Class May 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(b),(c)	0.37
Net realized and unrealized gain	1.79
Total operations	2.16
Net asset value
End of period	$12.16

Total return(d)	21.60	%(e)

Net assets end of year (000’s)	$157,420
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.35	%(g)
Before reimbursement/fee waiver	0.40	%(g)
Net investment income, to average net assets(c)	4.74	%(g)
Portfolio turnover rate(h)	—	%(e)(i)

(a)	Commenced operations on May 1, 2009.
(b)	Calculated based on average number of shares outstanding.
(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(e)	Not annualized.
(f)	Do not include expenses of the investment companies in which the fund invests.
(g)	Annualized.
(h)	Does not include the portfolio activity of the underlying funds.
(i)	Rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST.

The Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

The Fund currently offers one class of shares; a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.05% of average daily net assets

TAM has agreed to voluntarily waive the entirety of its management fee. This waiver may be discontinued at any time without notice.

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the period ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25%.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$152,226
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	1
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$1,814
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$5,239
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica BlackRock Global Allocation VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

11

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

12

Transamerica BlackRock Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Following a very difficult 2008, which saw a global financial and economic meltdown that was nearly unprecedented, stocks entered 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From the March 2009 lows, stocks galloped higher as those fears dissipated and as investors witnessed the power of the most massive global monetary and fiscal stimuli imaginable. We have described it as a tug of war between the forces of debt-induced deflation and those of policy induced reflation. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive policy ignited the reflationary process. 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risk” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets. Emerging markets handily beat developed markets. Inflation fell in most countries, but widespread deflation was avoided. Treasury rates moved modestly higher as the yield curve steepened. Quality spreads narrowed, while equity markets remained volatile, but ended the year with sharp gains. Financial stocks and other low-quality securities led the way back and information technology (“IT”) was the standout sector performer. Government spending reached record proportions, and the year ended with cyclical stimulus leading the way and masking structural problems that remain.

PERFORMANCE

For the year ended December 31, 2009, Transamerica BlackRock Large Cap Value VP Initial Class returned 13.99%.  By comparison its benchmark, the Russell 1000® Value Index (“Russell 1000® Value”), returned 19.69%.

STRATEGY REVIEW

In general—and especially given the uncertainty about the economy—we had a preference for higher-quality companies with relatively predictable earnings and stable cash flows. With the steep low-quality rally that started in early March, our preference for high-quality companies was the main detractor from performance relative to the benchmark Russell 1000® Value. The sector weights and the related contributors and detractors are largely a result of this main quality theme.

We maintained a deep underweight in the financial sector during the year. We favored higher-quality property & casualty insurance companies over commercial banks and diversified financials. We continue to be cautious about the banks and diversified financials—we believe that there is still little visibility on earnings and believe the valuations do not provide the opportunity to be appropriately compensated for this uncertainty. Our underweight and security selection in the financials sector was the most significant detractor from performance during the 12 months.

During the year, we increased our weight in the materials and telecommunications sectors. In materials, we initiated positions in the chemicals, containers & packaging and paper & forest products industries. In both materials and telecommunications, we are focusing on companies that have strong balance sheets and good free cash flow characteristics.

Meanwhile, we decreased our position in energy and IT. In energy, we decreased our diversified oil holdings and have increased our exposure to oil services companies. We are constructive on the price of oil and believe that there are long-term supply/demand imbalances. Recently, we have found the most attractive opportunities in the oil services companies. In IT, we decreased our positions in semiconductors, selling our holdings into strength in the first half of the year, and we also decreased our weighting in the computers & peripherals industry.

On an individual-stock basis, the greatest positive impact on performance came via our lack of exposure to Citigroup, an underweight in BB&T Corp., and overweights in Symantec Corp., Gap Inc. and RadioShack Inc. Notably, we sold out of our positions in BB&T Corp. and Symantec by year-end. By contrast, an underweight in JPMorgan and overweights in Capital One Financial, Lincoln National Corp. and Sunoco Inc. had the greatest negative effect on performance. Positions in Capital One Financial, Lincoln National and Sunoco were eliminated by period-end.

Robert C. Doll, Jr.

Daniel Hanson

Co-Portfolio Managers

BlackRock Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	13.99%	1.34%	4.77%	05/01/1996
Russell 1000® Value*	19.69%	(0.25)%	2.47%
Service Class	13.71%	1.09%	7.25%	05/01/2003

NOTES

* The Russell 1000® Value Index (“Russell 1000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica BlackRock Large Cap Value VP
Initial Class	$1,000.00	$1,214.40	$4.63	$1,021.02	$4.23	0.83%
Service Class	1,000.00	1,212.30	6.02	1,019.76	5.50	1.08

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.8%
Securities Lending Collateral	1.2
Short-Term Investment Company	0.2
Other Assets and Liabilities - Net(a)	(1.2)
Total	100.0%

(a)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 99.8%
Aerospace & Defense - 3.9%
L-3 Communications Holdings, Inc.	97,000	$8,434
Northrop Grumman Corp.	253,100	14,135
Raytheon Co.	250,000	12,880
United Technologies Corp.	190,000	13,188
Auto Components - 0.2%
WABCO Holdings, Inc.	80,000	2,063
Biotechnology - 0.5%
Amgen, Inc. ‡	115,000	6,506
Capital Markets - 2.5%
Goldman Sachs Group, Inc.	180,000	30,391
Chemicals - 3.8%
Cabot Corp.	147,000	3,856
CF Industries Holdings, Inc.	40,900	3,713
Cytec Industries, Inc.	61,000	2,222
Eastman Chemical Co.	59,500	3,584
Huntsman Corp.	1,010,000	11,403
International Flavors & Fragrances, Inc.	50,000	2,057
Lubrizol Corp.	127,500	9,301
PPG Industries, Inc.	63,000	3,688
RPM International, Inc.	252,700	5,137
Valspar Corp.	40,000	1,086
Commercial Services & Supplies - 1.2%
Cintas Corp.	120,000	3,126
Pitney Bowes, Inc.	360,000	8,193
RR Donnelley & Sons Co.	162,400	3,617
Construction & Engineering - 0.3%
KBR, Inc.	169,900	3,228
Containers & Packaging - 2.2%
Bemis Co., Inc.	60,000	1,779
Crown Holdings, Inc. ‡	180,000	4,604
Owens-Illinois, Inc. ‡	210,000	6,903
Sealed Air Corp.	139,000	3,039
Temple-Inland, Inc.	506,000	10,681
Diversified Financial Services - 2.8%
Bank of America Corp.	320,000	4,819
JPMorgan Chase & Co.	710,000	29,586
Diversified Telecommunication Services - 6.9%
AT&T, Inc.	1,750,000	49,053
Frontier Communications Corp.	219,000	1,710
Verizon Communications, Inc.	1,000,000	33,130
Electric Utilities - 1.5%
Edison International	406,600	14,142
NV Energy, Inc.	210,000	2,600
Pinnacle West Capital Corp.	30,000	1,097
Electrical Equipment - 0.7%
Hubbell, Inc. -Class B	101,300	4,792
Thomas & Betts Corp. ‡	88,800	3,178
Energy Equipment & Services - 8.4%
Atwood Oceanics, Inc. ‡	83,000	2,976
Ensco International PLC ADR	267,100	10,668
Helix Energy Solutions Group, Inc. ‡	741,100	8,708
Helmerich & Payne, Inc.	290,000	11,565
Nabors Industries, Ltd. ‡	324,800	7,110
National Oilwell Varco, Inc.	370,600	16,339
Oil States International, Inc. ‡	91,600	3,599
Patterson-UTI Energy, Inc.	204,900	3,145
Pride International, Inc. ‡	105,700	3,373
Rowan Cos., Inc. ‡	128,400	2,907
SEACOR Holdings, Inc. ‡	40,500	3,088
Smith International, Inc.	351,000	9,537
Superior Energy Services, Inc. ‡	244,400	5,936
Tidewater, Inc.	181,700	8,713
Unit Corp. ‡	134,000	5,695
Food & Staples Retailing - 0.6%
BJ’s Wholesale Club, Inc. ‡	103,000	3,369
Safeway, Inc.	165,200	3,517
Food Products - 4.5%
Archer-Daniels-Midland Co.	313,000	9,800
Del Monte Foods Co.	299,800	3,400
General Mills, Inc.	220,000	15,578
Hershey Co.	160,000	5,726
HJ Heinz Co.	300,000	12,828
Sara Lee Corp.	607,000	7,393
Gas Utilities - 0.2%
UGI Corp.	82,000	1,984
Health Care Equipment & Supplies - 0.3%
Kinetic Concepts, Inc. ‡	93,500	3,520
Health Care Providers & Services - 9.0%
Aetna, Inc.	321,000	10,176
AmerisourceBergen Corp. -Class A	498,200	12,988
Cardinal Health, Inc.	273,100	8,805
Community Health Systems, Inc. ‡	99,900	3,556
Lincare Holdings, Inc. ‡	96,500	3,582
McKesson Corp.	228,200	14,263
Medco Health Solutions, Inc. ‡	134,000	8,564
Quest Diagnostics, Inc.	26,000	1,570
UnitedHealth Group, Inc.	660,000	20,116
Universal Health Services, Inc. -Class B	270,000	8,235
WellPoint, Inc. ‡	300,000	17,487
Household Durables - 0.6%
Garmin, Ltd. ‡Λ	112,500	3,454
Leggett & Platt, Inc.	214,000	4,365
Household Products - 0.3%
Kimberly-Clark Corp.	60,000	3,823
Independent Power Producers & Energy Traders - 1.4%
AES Corp. ‡	244,600	3,256
Mirant Corp. ‡	226,500	3,459
NRG Energy, Inc. ‡	448,500	10,588
Industrial Conglomerates - 3.4%
Carlisle Cos., Inc.	101,000	3,460
General Electric Co.	2,529,400	38,270
Insurance - 9.3%
Allied World Assurance Co. Holdings, Ltd.	69,900	3,220
American Financial Group, Inc.	134,400	3,353
Arch Capital Group, Ltd. ‡	80,000	5,724
Assurant, Inc.	181,200	5,342
Axis Capital Holdings, Ltd.	43,000	1,222
Chubb Corp.	228,000	11,212
Endurance Specialty Holdings, Ltd.	90,700	3,377
Everest RE Group, Ltd.	139,900	11,986
HCC Insurance Holdings, Inc.	388,400	10,864
Loews Corp.	110,800	4,028
PartnerRe, Ltd.	96,500	7,205

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Insurance - (continued)
Reinsurance Group of America, Inc. -Class A	71,500	$3,407
RenaissanceRe Holdings, Ltd.	105,400	5,602
StanCorp Financial Group, Inc.	47,000	1,881
Travelers Cos., Inc.	360,700	17,984
Unum Group	425,000	8,296
XL Capital, Ltd. -Class A	544,000	9,972
Internet Software & Services - 0.3%
IAC/InterActiveCorp ‡	168,900	3,459
IT Services - 1.0%
Broadridge Financial Solutions, Inc.	150,000	3,384
Computer Sciences Corp. ‡	69,100	3,975
Fidelity National Information Services, Inc.	194,100	4,550
Machinery - 3.5%
Bucyrus International, Inc. -Class A	110,000	6,201
Harsco Corp.	99,700	3,213
ITT Corp.	246,000	12,236
Joy Global, Inc.	230,000	11,866
Oshkosh Corp.	137,000	5,073
Timken Co.	63,000	1,494
Trinity Industries, Inc.	210,000	3,662
Metals & Mining - 0.9%
Commercial Metals Co.	160,000	2,504
Reliance Steel & Aluminum Co.	210,000	9,076
Multiline Retail - 3.3%
Big Lots, Inc. ‡	169,000	4,898
Dollar Tree, Inc. ‡	31,000	1,497
JC Penney Co., Inc.	176,000	4,683
Kohl’s Corp. ‡	230,000	12,404
Macy’s, Inc.	180,000	3,017
Sears Holdings Corp. ‡Λ	160,000	13,353
Multi-Utilities - 0.7%
CMS Energy Corp.	240,500	3,766
Integrys Energy Group, Inc.	30,000	1,260
NiSource, Inc.	256,400	3,943
Oil, Gas & Consumable Fuels - 13.1%
Chevron Corp.	455,100	35,037
ConocoPhillips	410,000	20,939
El Paso Corp.	631,000	6,203
Exxon Mobil Corp.	460,000	31,367
Marathon Oil Corp.	506,500	15,813
Overseas Shipholding Group, Inc. Λ	176,700	7,766
Southern Union Co.	167,900	3,811
Teekay Corp.	148,500	3,447
Tesoro Corp.	264,000	3,577
Williams Cos., Inc.	710,000	14,967
XTO Energy, Inc.	390,000	18,147
Paper & Forest Products - 2.4%
International Paper Co.	586,500	15,707
MeadWestvaco Corp.	470,000	13,456
Pharmaceuticals - 3.8%
Johnson & Johnson	330,000	21,255
Mylan, Inc. ‡	670,000	12,348
Pfizer, Inc.	490,000	8,913
Watson Pharmaceuticals, Inc. ‡	96,100	3,807
Road & Rail - 1.0%
CSX Corp.	244,000	11,832
Software - 2.0%
Amdocs, Ltd. ‡	39,000	1,113
BMC Software, Inc. ‡	184,000	7,378
CA, Inc.	385,100	8,650
Compuware Corp. ‡	863,000	6,239
Novell, Inc. ‡	310,000	1,287
Specialty Retail - 2.4%
Gap, Inc.	560,000	11,732
Limited Brands, Inc.	327,000	6,291
Penske Automotive Group, Inc. ‡	140,000	2,125
RadioShack Corp.	471,000	9,185
Tobacco - 0.6%
Lorillard, Inc.	41,900	3,362
Reynolds American, Inc.	76,400	4,047
Trading Companies & Distributors - 0.3%
WESCO International, Inc. ‡	115,000	3,106
Total Common Stocks (cost $1,159,798)		1,220,508

SHORT-TERM INVESTMENT COMPANY - 0.2%
Capital Markets 0.2%
BlackRock Provident TempFund 24	1,909,015	1,909
Total Short-Term Investment Company - (cost $1,909)

SECURITIES LENDING COLLATERAL 1.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	14,340,965	14,341
Total Securities Lending Collateral (cost $14,341)

Total Investment Securities (cost $1,176,048) #		1,236,758
Other Assets and Liabilities - Net		(14,771)

Net Assets		$1,221,987

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $14,015.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $1,198,509. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $73,351 and $35,102, respectively. Net unrealized appreciation for tax purposes is $38,249.

DEFINITIONS:

ADR                              American Depositary Receipt

The notes to the financial statements are an integral part of this report.

5

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$79,067	$—	$—	$79,067
Equities - Consumer Staples	72,843	—	—	72,843
Equities - Energy	264,433	—	—	264,433
Equities - Financials	179,471	—	—	179,471
Equities - Health Care	165,691	—	—	165,691
Equities - Industrials	175,184	—	—	175,184
Equities - Information Technology	40,035	—	—	40,035
Equities - Materials	113,796	—	—	113,796
Equities - Telecommunication Services	83,893	—	—	83,893
Equities - Utilities	46,095	—	—	46,095
Investment Company - Financials	—	1,909	—	1,909
Cash & Cash Equivalent - Securities Lending Collateral	14,341	—	—	14,341
Total	$1,234,849	$1,909	$—	$1,236,758

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,176,048) (including securities loaned of $14,015)	$1,236,758
Receivables:
Shares sold	52
Securities lending income (net)	16
Dividends	1,365
Dividend reclaims	19
1,238,210
Liabilities:
Due to custodian	13
Accounts payable and accrued liabilities:
Shares redeemed	958
Management and advisory fees	799
Distribution and service fees	8
Transfer agent fees	1
Administration fees	21
Printing and shareholder reports fees	33
Audit and tax fees	15
Other	34
Collateral for securities on loan	14,341
16,223
Net assets	$1,221,987

Net assets consist of:
Capital stock ($.01 par value)	$981
Additional paid-in capital	1,656,810
Undistributed net investment income	13,347
Undistributed (accumulated) net realized gain (loss) from investment securities	(509,861)
Net unrealized appreciation (depreciation) on:
Investment securities	60,710
Net assets	$1,221,987

Net assets by class:
Initial Class	$1,184,485
Service Class	37,502
Shares outstanding:
Initial Class	95,076
Service Class	2,995
Net asset value and offering price per share:
Initial Class	$12.46
Service Class	12.52

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$19,779
Interest income	9
Securities lending income (net)	84
19,872
Expenses:
Management and advisory	6,053
Printing and shareholder reports	83
Custody	65
Administration	155
Legal	43
Audit and tax	19
Trustees	30
Transfer agent	13
Distribution and service:
Service Class	45
Other	18
Total expenses	6,524

Net investment income	13,348

Net realized gain (loss) on transactions from:
Investment securities	(87,953)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	188,150
Net realized and unrealized gain	100,197

Net increase in net assets resulting from operations	$113,545

The notes to the financial statements are an integral part of this report.

7

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$13,348	$11,378
Net realized gain (loss) from investment securities	(87,953)	(131,766)
Change in net unrealized appreciation (depreciation) on investment securities	188,150	(235,680)
Net increase (decrease) in net assets resulting from operations	113,545	(356,068)

Distributions to shareholders:
From net investment income:
Initial Class	(11,170)	(8,637)
Service Class	(186)	(156)
	(11,356)	(8,793)
From net realized gains:
Initial Class	—	(109,017)
Service Class	—	(2,955)
	—	(111,972)
Total distributions to shareholders	(11,356)	(120,765)

Capital share transactions:
Proceeds from shares sold:
Initial Class	106,362	289,936
Service Class	10,518	8,086
	116,880	298,022
Proceeds from fund acquisition:
Initial Class	301,722	—
Service Class	14,796	—
	316,518	—
Dividends and distributions reinvested:
Initial Class	11,170	117,654
Service Class	186	3,111
	11,356	120,765
Cost of shares redeemed:
Initial Class	(46,537)	(92,609)
Service Class	(5,744)	(16,525)
	(52,281)	(109,134)
Net increase in net assets from capital shares transactions	392,473	309,653

Net increase (decrease) in net assets	494,662	(167,180)

Net assets:
Beginning of year	727,325	894,505
End of year	$1,221,987	$727,325
Undistributed net investment income	$13,347	$11,377

Share activity:
Shares issued:
Initial Class	9,394	17,571
Service Class	913	513
	10,307	18,084
Shares issued-reinvested from distributions:
Initial Class	972	7,960
Service Class	16	210
	988	8,170
Shares issued on fund acquisition:
Initial Class	24,772	—
Service Class	1,209	—
	25,981	—
Shares redeemed:
Initial Class	(4,269)	(6,262)
Service Class	(519)	(1,092)
	(4,788)	(7,354)
Net increase (decrease) in shares outstanding:
Initial Class	30,869	19,269
Service Class	1,619	(369)
	32,488	18,900

The notes to the financial statements are an integral part of this report.

8

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.09	$19.16	$20.80	$18.72	$17.17
Investment operations
Net investment income(a)	0.19	0.21	0.20	0.17	0.13
Net realized and unrealized gain (loss)	1.35	(6.18)	0.72	2.91	2.54
Total operations	1.54	(5.97)	0.92	3.08	2.67
Distributions
From net investment income	(0.17)	(0.15)	(0.20)	(0.10)	(0.12)
From net realized gains	—	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.17)	(2.10)	(2.56)	(1.00)	(1.12)
Net asset value
End of year	$12.46	$11.09	$19.16	$20.80	$18.72
Total return(b)	13.99%	(33.89)%	4.64%	16.92%	15.94%
Net assets end of year (000’s)	$1,184,485	$712,006	$860,991	$1,054,389	$860,826
Ratio and supplemental data
Expenses to average net assets	0.84%	0.83%	0.85%	0.83%	0.84%
Net investment income, to average net assets	1.73%	1.38%	0.94%	0.86%	0.70%
Portfolio turnover rate	128%	85%	67%	60%	69%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.13	$19.21	$20.87	$18.81	$17.27
Investment operations
Net investment income(a)	0.17	0.17	0.14	0.13	0.09
Net realized and unrealized gain (loss)	1.35	(6.20)	0.73	2.91	2.57
Total operations	1.52	(6.03)	0.87	3.04	2.66
Distributions
From net investment income	(0.13)	(0.10)	(0.17)	(0.08)	(0.12)
From net realized gains	—	(1.95)	(2.36)	(0.90)	(1.00)
Total distributions	(0.13)	(2.05)	(2.53)	(0.98)	(1.12)
Net asset value
End of year	$12.52	$11.13	$19.21	$20.87	$18.81
Total return(b)	13.71%	(34.06)%	4.35%	16.62%	15.73%
Net assets end of year (000’s)	$37,502	$15,319	$33,514	$28,079	$14,908
Ratio and supplemental data
Expenses to average net assets	1.09%	1.08%	1.10%	1.08%	1.09%
Net investment income, to average net assets	1.47%	1.06%	0.70%	0.64%	0.49%
Portfolio turnover rate	128%	85%	67%	60%	69%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products.  Effective November 20, 2009, Transamerica Capital Guardian Value VP, a series of TST, reorganized with and into Transamerica BlackRock Large Cap Value VP.  Transamerica BlackRock Large Cap Value VP (the “Fund”) is part of TST.

The Fund seeks long-term capital growth.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $1 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship, such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Investment company:  Securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$73,531	6.02%
Transamerica Asset Allocation-Growth VP	134,890	11.04
Transamerica Asset Allocation-Moderate VP	201,601	16.50
Transamerica Asset Allocation-Moderate Growth VP	426,640	34.91
Transamerica BlackRock Tactical Allocation VP	2,593	0.21
Total	$839,255	68.68%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Effective November 20, 2009

First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million up to $1 billion	0.75%
Over $1 billion up to $2 billion	0.65%
Over $2 billion	0.625%

Prior to November 20, 2009

First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million	0.75%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$1,405,683
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	1,003,643
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, capital loss carryforwards, and post-October loss deferrals.

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$288,932
Undistributed (accumulated) net investment income (loss)	$(22)
Undistributed (accumulated) net realized gain (loss) from investment securities	$(288,910)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$76	December 31, 2010
$231,562	December 31, 2015
$96,201	December 31, 2016
$151,957	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$11,356
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	8,793
Long-term Capital Gain	111,972

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$13,347
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(479,796)
Post October Capital Loss Deferral	$(7,605)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$38,249
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica American Century Large Company Value VP and Transamerica T. Rowe Price Equity Income VP with and into the Fund. If approved, the reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 7. REORGANIZATION

On November 20, 2009, the Fund acquired all of the net assets of Transamerica Capital Guardian Value VP pursuant to a plan of reorganization. The Fund is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 25,981 shares of the Fund for 29,608 shares of Transamerica Capital Guardian Value VP outstanding on November 20, 2009. Transamerica Capital Guardian Value VP’s net assets at that date, $316,518, including $8,650 unrealized depreciation, were combined with those of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Transamerica Capital Guardian Value VP was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $878,952, the combined net assets of the Fund immediately after the acquisition were $1,195,470. Shares issued with the acquisition were as follows:

	Shares	Amount
Initial Class	24,772	$301,722
Service Class	1,209	14,796

The exchange ratios of the reorganization for each class are as follows (the Fund shares issuable/Transamerica Capital Guardian Value VP shares outstanding):

Initial Class	0.88
Service Class	0.88

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$20,147

Net realized and unrealized loss	$197,433

Net decrease in net assets resulting from operations	$177,286

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Transamerica Capital Guardian Value VP that have been included in the Fund’s Statement of Operations since November 20, 2009.

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica BlackRock Large Cap Value VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica BlackRock Large Cap Value VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

16

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

17

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Following a tumultuous 2008 during which the global economy endured a massive economic and financial meltdown, stocks retreated an additional 35% in early 2009 as fears of depression and financial system nationalization gripped investors. Fortunately, by mid-March, investors began to realize that the fiscal and monetary stimulus being applied by governments and central bankers globally would be enough to forestall a worst-case scenario, and risky assets began to rebound. While consumer deleveraging, significant excess capacity and high unemployment fanned fears of deflation, aggressive policy actions were enough to begin the reflationary process.

By summer, focus began to shift from fears of depression to a below-trend recovery. Despite the normalization in credit markets, a tremendous rally in risk assets and improving leading indicators, many investors continued to fear a double dip, crediting the strength to simply a dramatic bear market rally. As the months passed, however, economic data continued to surprise on the upside, notably in emerging markets, and skepticism faded providing additional fuel for the nascent recovery in risky assets.

At present, investors are discussing divergent recovery stories. In the developed world, the consensus believes 2010 will continue to show improvement, but growth should be at or below trend, while most emerging markets should see growth at or above trend.

In 2009, the beta decision was the primary determinant of portfolio performance whereas intra asset class and security selection decisions generated less alpha than normal due to the high level of correlations throughout the period. In 2010, we expect the beta decision to contribute less; instead, investors will be rewarded for playing growth and interest rate policy differentiation. Additionally, we expect security selection to generate more alpha than in 2009 as markets normalize and begin to focus on fundamentals again.

Our view for 2010 differs slightly from the consensus. We believe that investors have been slow to adjust to the improving economic fundamentals after being scarred during the recession. We think the recovery is likely to continue to positively surprise investors (though the magnitude of the surprise should decline) and risky assets will continue to appreciate. Thus, our portfolios are positioned overweight equities versus fixed income. Within developed equity markets, we favor the United States versus the rest of the world. While we successfully played style and size themes in 2009, we currently do not see significant opportunities in either and remain flat to value versus growth and large versus small.

PERFORMANCE

For the period from inception May 1, 2009 through December 31, 2009, Transamerica BlackRock Tactical Allocation VP Service Class returned 21.90%. By comparison its primary benchmark and secondary benchmarks, the Russell 3000® Index, the Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”) and the Barclays Capital U.S. Aggregate Bond Index, returned 30.19%, 36.11% and 5.30%, respectively.

STRATEGY REVIEW

The portfolio is a global multi-asset portfolio consisting of both stocks and bonds. The portfolio’s equity weight changes over time in accordance with a pre-specified formula that is geared to measuring risk sentiment in the market. This dynamic weighting scheme is designed to mitigate capital losses during periods of heightened market stress. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes; and, 2) by allocating capital to underlying managers that seek to generate alpha via sector and security selection.

In addition to being broadly diversified across geography, style, size and market, the portfolio also utilizes a multi-manager framework. This structure provides diversification and greater stability of the alpha return and ensures the portfolio is not dominated by one manager’s investment views. In addition to generating alpha through underlying manager security selection, the portfolio management team employs tactical asset allocation to add additional value versus its stated benchmark.

Since its inception in May 2009, the portfolio has successfully generated alpha through both asset allocation and sector/security selection. Within asset allocation, the primary decision that added value was the overweight to equities versus fixed income. In terms of security selection alpha, the largest contributors in 2009 were fixed income funds. Notably, Transamerica Loomis Sayles Bond and the Transamerica PIMCO Total Return contributed significantly to the portfolio’s outperformance. Within our equity funds, performance was positive overall, with 5 of the 8 equity funds outperforming. Notably, Transamerica Van Kampen Mid-Cap Growth contributed positively, while Transamerica JPMorgan Mid Cap Value detracted from overall performance.

As we look forward to 2010, we believe we are entering an environment conducive to generating security selection alpha. We expect the correlation among securities should decline and stock-specific fundamentals should exert more influence than in 2008-2009. Thus, we believe our array of underlying portfolio managers should continue to contribute positively to portfolio performance.

Phil Green

Michael Huebsch

Co-Portfolio Managers

BlackRock Financial Management, Inc.

1

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Service Class	21.90%	05/01/2009
Russell 3000®*	30.19%	05/01/2009
Barclays Capital U.S. Aggregate Bond*	5.30%	05/01/2009
MSCI-EAFE*	36.11%	05/01/2009

NOTES

* The Russell 3000® Index (“Russell 3000®”), Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and Morgan Stanley Capital International - Europe, Australasia, Far East Index (“MSCI-EAFE”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

The expenses shown in the table do not reflect any expenses from the fund’s investment in other affiliated investment companies.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)
Transamerica BlackRock Tactical Allocation VP	$1,000.00	$1,162.10	$2.72	$1,022.68	$2.55	0.50%

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	100.1%
Other Assets and Liabilities - Net	(0.1)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.1%
Bonds - 35.7%
Transamerica JPMorgan Core Bond VP Ж	357,456	$4,436
Transamerica PIMCO Total Return VP Ж	945,326	10,635
Global/International Stocks - 6.7%
Transamerica MFS International Equity VP Ж	437,603	2,818
Inflation-Protected Securities - 3.0%
Transamerica PIMCO Real Return TIPS €	118,404	1,252
Tactical and Specialty - 22.0%
Transamerica BlackRock Global Allocation €	326,889	3,347
Transamerica Loomis Sayles Bond €	592,239	5,911
U.S. Stocks - 32.7%
Transamerica BlackRock Large Cap Value VP Ж	208,070	2,593
Transamerica Jennison Growth VP Ж	297,429	2,094
Transamerica JPMorgan Mid Cap Value VP Ж	244,909	2,733
Transamerica T. Rowe Price Equity Income VP Ж	156,428	1,564
Transamerica T. Rowe Price Growth Stock VP Ж	106,307	2,093
Transamerica Van Kampen Mid-Cap Growth VP Ж	123,602	2,696
Total Investment Companies (cost $41,114) #		42,172
Other Assets and Liabilities - Net		(23)
Net Assets		$42,149

NOTES TO SCHEDULE OF INVESTMENTS:

Ж	The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
€	The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
#

Aggregate cost for federal income tax purposes is $41,114. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $1,098 and $40, respectively. Net unrealized appreciation for tax purposes is $1,058.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies - Investment Company	$42,172	$—	$—	$42,172
Total	$42,172	$—	$—	$42,172

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $41,114)	$42,172
Receivables:
Investment securities sold	213
Shares sold	142
42,527
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	354
Management and advisory fees	5
Distribution and service fees	8
Administration fees	1
Other	10
378
Net assets	$42,149

Net assets consist of:
Capital stock ($.01 par value)	$35
Additional paid-in capital	40,295
Undistributed net investment income	428
Undistributed (accumulated) net realized gain (loss) on investments in affiliated investment companies	333
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	1,058
Net assets	$42,149

Shares outstanding	3,457

Net asset value and offering price per share	$12.19

STATEMENT OF OPERATIONS

For the period ended December 31, 2009 (b)

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$477

Expenses:
Management and advisory	10
Printing and shareholder reports	3
Custody	6
Administration	2
Legal	1
Audit and tax	14
Trustees	—	(a)
Distribution and service	24
Other	—	(a)
Total expenses	60
Less waiver/reimbursement	(11)
Net expenses	49

Net investment income	428

Net realized gain (loss) from:
Investments in affiliated investment companies	299
Distributions from investments in affiliated investment companies	34
	333

Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	1,058
Net realized and unrealized gain on investments in affiliated investment companies	1,391

Net increase In net assets resulting from operations	$1,819

(a)          Rounds to less than $1.

(b)         Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$428
Net realized gain (loss) from investments in affiliated investment companies	333
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	1,058
Net increase in net assets resulting from operations	1,819

Capital share transactions:
Proceeds from shares sold	41,795
Cost of shares redeemed	(1,465)
Net increase in net assets resulting from capital shares transactions	40,330

Net increase in net assets	42,149

Net assets:
Beginning of period	—
End of period	$42,149
Undistributed net investment income	$428

Share activity:
Shares issued	3,582
Shares redeemed	(125)

Net increase in shares outstanding	3,457

(a)          Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Service Class
	May 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00
Investment operations
Net investment income(b),(c)	0.34
Net realized and unrealized gain	1.85
Total operations	2.19
Net asset value
End of period	$12.19

Total return(d)	21.90	%(e)

Net assets end of year (000’s)	$42,149
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.50	%(g)
Before reimbursement/fee waiver	0.61	%(g)
Net investment income, to average net assets(c)	4.36	%(g)
Portfolio turnover rate(h)	19	%(e)

(a)	Commenced operations on May 1, 2009.

(b)	Calculated based on average number of shares outstanding.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Does not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Does not include the portfolio activity of the underlying affiliated funds.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST. The Fund is “non-diversified” under the 1940 Act.

The Fund seeks capital appreciation with current income as a secondary objective.

The Fund currently offers one class of shares; a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

First $1 billion	0.10%
Over $1 billion	0.08%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$11	12/31/2012

Distribution and service fees: TST has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25%.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$44,190
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	3,374
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$728
Undistributed Long-term Capital Gain	$33
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$1,058
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

10

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Blackrock Tactical Allocation VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Blackrock Tactical Allocation VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

11

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

12

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

The past twelve months have been a period of positive total returns for global real estate stocks, which have advanced by more than 37% as improving capital market conditions and improving economic conditions have benefited investors.  We entered the year with considerable uncertainty in the forecast for the economy and debt markets.  Economic conditions began to improve and most developed countries began to emerge from the worst recession in decades by the end of the year.  Recent indicators show that an economic recovery is underway, although it is still hard to determine the strength and sustainability of the recovery.  Gross Domestic Product (“GDP”) numbers over the past six months have generally surprised to the upside, which has led to a sizable recovery in the world’s capital markets.

Three major factors contributed to the turnaround and rally of listed property companies.  First, property companies moved decisively to repair their balance sheets as companies raised material amounts of equity.  The equity raises were generally well supported given the cheap valuations and began in earnest during the first quarter in Australia, followed by the U.K., and then during the second quarter in the U.S.  Second, the debt markets began to open for property companies due in part to the equity raising, but also as a result of broader credit market improvements.  Particularly in the U.S., listed property companies began to access unsecured debt in the capital markets.  Spreads tightened materially during the second quarter and the required interest rates on unsecured debt dropped significantly.  Many property companies also sold some properties as an additional source of capital raising.  The balance sheet repair and refinancing of debt continued during the second and third quarters.  The third contributor to the rally in property stocks came as investors turned their attention to potential acquisitions.  With newly repaired balance sheets, listed property companies were correctly perceived as being able to potentially take advantage of “buying opportunities” should attractively priced real estate be brought to market.  In hindsight, the improvement in sentiment during the year has been stunning in its speed but, in some respects, we feel unsurprising in its eventuality given the pattern of past recessions and recoveries.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Clarion Global Real Estate Securities VP Initial Class returned 33.42%.  By comparison its benchmark, the Standard & Poor’s Developed Property Index (“S&P Developed Property”), returned 37.66%.

STRATEGY REVIEW

The portfolio offers a global strategy for real estate securities investors in the United States. The portfolio generally owns between 80-110 real estate stocks with the goal of outperforming the S&P Developed Property.  The portfolio seeks to own attractively priced stocks that own property in markets with favorable underlying real estate fundamentals.  The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

While absolute returns were strong during the year, the portfolio lagged its benchmark as the result of asset allocation decisions, which more than offset positive stock selection.

Stock selection was generally good in 2009, particularly in the Americas and Europe.  Relative underperformance for the year occurred primarily during the second quarter when Asia-Pacific property companies were up nearly 43% versus a total return in the Americas of 31% and in Europe of 27%.  In hindsight, however, we were slow to add to companies and geographies which had been characterized by above-average risk with respect to business model, market or property type, including the developers of Hong Kong, Singapore and Mainland China, and the less than transparent companies of Central and Eastern Europe.  Conversely, we remained overweight many of the better-managed, more conservative property companies which generally underperformed for the year.  Since the end of the second quarter, we have generated performance in-line with benchmark returns, which increases our confidence that we have turned the corner in an unusually volatile year.

The portfolio continues to maintain a bias toward high-quality companies.  We remain overweight in sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income).  We prefer companies offering more transparency, strong balance sheets and good, experienced management teams.  This focus on quality has driven our longer-term outperformance

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Steven D. Burton, CFA

Co-Portfolio Managers

ING Clarion Real Estate Securities, L.P.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	33.42%	2.98%	12.02%	05/01/1998
S&P Developed Property*	37.66%	1.50%	9.40%
Service Class	33.01%	2.72%	10.56%	05/01/2003

NOTES

* The Standard & Poor's Developed Property Index ("S&P Developed Property") is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Risks associated with real estate securities include fluctuations in the value of real estate, extended vacancies and uninsured damage losses from natural disasters. Global investing involves special risks including fluctuations, political instability and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Clarion Global Real Estate Securities VP
Initial Class	$1,000.00	$1,301.00	$5.22	$1,020.67	$4.58	0.90%
Service Class	1,000.00	1,298.20	6.66	1,019.41	5.85	1.15

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stock	98.5%
Securities Lending Collateral	5.2
Repurchase Agreement	1.3
Investment Company	0.3
Warrant	0.1
Other Assets and Liabilities - Net	(5.4)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 98.5%
Australia - 10.3%
CFS Retail Property Trust REIT Λ	1,143,800	$1,948
Dexus Property Group REIT Λ	9,025,760	6,847
Goodman Group REIT	11,801,514	6,677
GPT Group REIT	5,866,702	3,153
ING Office Fund	4,794,200	2,725
Lend Lease Corp., Ltd.	406,088	3,749
Mirvac Group REIT	1,709,344	2,385
Stockland REIT	1,651,520	5,819
Westfield Group REIT	1,745,888	19,539
Bermuda - 2.5%
Great Eagle Holdings, Ltd.	423,000	1,097
Hongkong Land Holdings, Ltd.	1,150,100	5,664
Kerry Properties, Ltd.	1,219,185	6,167
Brazil - 1.3%
BR Malls Participacoes SA ‡	357,000	4,408
PDG Realty SA Empreendimentos e Participacoes	241,400	2,406
Canada - 1.1%
Calloway REIT	94,000	1,753
Canadian REIT	34,500	895
Primaris Retail REIT	76,900	1,187
RioCan REIT	84,900	1,611
Cayman Islands - 1.3%
Glorious Property Holdings, Ltd. ‡	3,293,000	1,491
KWG Property Holding, Ltd.	2,887,000	2,198
Longfor Properties Co., Ltd. ‡	241,200	272
Shiamo Property Holdings, Ltd.	1,015,000	1,903
Shui On Land, Ltd.	1,667,800	979
France - 6.6%
Gecina SA REIT	12,907	1,403
ICADE REIT	5,130	491
Klepierre REIT	190,048	7,700
Mercialys SA REIT	98,836	3,479
Unibail-Rodamco REIT	94,498	20,760
Germany - 0.1%
Deutsche Wohnen AG ‡	49,790	476
Hong Kong - 12.1%
Cheung Kong Holdings, Ltd.	766,443	9,888
Hang Lung Group, Ltd.	642,652	3,174
Hang Lung Properties, Ltd.	1,234,800	4,841
Henderson Land Development Co., Ltd.	1,202,000	9,013
Hysan Development Co., Ltd. ‡	304,400	861
Link REIT	1,679,600	4,269
Sino-Ocean Land Holdings, Ltd.	1,435,000	1,319
Sun Hung Kai Properties, Ltd.	1,481,555	22,030
Wharf Holdings, Ltd.	1,167,525	6,700
Japan - 12.6%
AEON Mall Co., Ltd.	59,100	1,145
Daito Trust Construction Co., Ltd.	54,800	2,595
Daiwa House Industry Co., Ltd.	432,000	4,645
Frontier Real Estate Investment Corp. REIT Λ	315	2,240
Japan Excellent, Inc. -Class A REIT	57	254
Japan Logistics Fund, Inc. REIT Λ	231	1,693
Japan Real Estate Investment Corp. REIT Λ	245	1,806
Kenedix Realty Investment Corp. REIT	528	1,446
Mitsubishi Estate Co., Ltd.	1,024,590	16,359
Mitsui Fudosan Co., Ltd.	951,510	16,088
Nippon Accommodations Fund, Inc. REIT	172	900
ORIX, Inc. -Class A REIT	505	2,520
Sumitomo Realty & Development Co., Ltd.	560,400	10,579
Top REIT, Inc. -Class A REIT	56	249
United Urban Investment Corp. -Class A REIT Λ	319	1,686
Jersey, Channel Islands - 0.6%
Atrium European Real Estate, Ltd. §	457,539	3,060
Netherlands - 1.3%
Corio NV REIT	79,565	5,420
Eurocommercial Properties NV REIT	35,677	1,477
Norway - 1.0%
Norwegian Property ASA ‡	2,317,400	5,359
Singapore - 2.9%
Ascendas REIT	3,402,499	5,341
Capitacommercial Trust REIT ‡ Λ	1,905,000	1,578
Capitaland, Ltd. Λ	1,154,100	3,423
CapitaMall Trust REIT ‡ Λ	1,221,369	1,559
City Developments, Ltd. Λ	202,000	1,652
Suntec REIT Λ	1,148,500	1,099
Sweden - 0.4%
Castellum AB	212,713	2,154
Switzerland - 0.8%
Swiss Prime Site AG ‡	73,513	4,124
United Kingdom - 7.7%
British Land Co. PLC REIT	1,130,707	8,707
Derwent London PLC REIT	50,730	1,078
Grainger PLC Λ	980,416	2,021
Great Portland Estates PLC REIT	225,700	1,045
Hammerson PLC REIT	727,785	4,954
Helical Bar PLC	263,071	1,450
Land Securities Group PLC REIT	1,035,939	11,402
Liberty International PLC REIT	630,918	5,216
Safestore Holdings PLC	684,905	1,811
Segro PLC REIT	342,794	1,901
United States - 35.9%
Acadia Realty Trust REIT	77,989	1,316
Alexandria Real Estate Equities, Inc. REIT Λ	57,200	3,677
AMB Property Corp. REIT	189,100	4,832
Apartment Investment & Management Co. -Class A REIT	176,100	2,804
AvalonBay Communities, Inc. REIT	74,349	6,105
Boston Properties, Inc. REIT	80,700	5,413
BRE Properties, Inc. REIT	92,500	3,060
Camden Property Trust REIT	90,300	3,826
Digital Realty Trust, Inc. REIT	102,400	5,149
Duke Realty Corp. REIT	292,300	3,557
Equity Residential REIT	66,200	2,236
Essex Property Trust, Inc. REIT	18,800	1,573
Extra Space Storage, Inc. REIT	86,900	1,004
Federal Realty Investment Trust REIT	68,400	4,632
HCP, Inc. REIT	187,512	5,727
Highwoods Properties, Inc.	120,100	4,005
Host Hotels & Resorts, Inc. REIT ‡	699,205	8,160
Hyatt Hotels Corp. -Class A ‡	70,100	2,090
Kimco Realty Corp.	148,300	2,006
Liberty Property Trust REIT	219,525	7,027
Macerich Co. REIT Λ	249,052	8,953
Nationwide Health Properties, Inc. REIT	221,900	7,806
Omega Healthcare Investors, Inc. REIT	145,300	2,826
Pebblebrook Hotel Trust ‡	32,300	711
ProLogis REIT	579,600	7,935
Public Storage REIT	45,280	3,688
Regency Centers Corp.	106,100	3,720
Simon Property Group, Inc. REIT	364,659	29,099
SL Green Realty Corp. REIT	75,000	3,768
Tanger Factory Outlet Centers REIT	94,500	3,685
Taubman Centers, Inc.	61,671	2,215
UDR, Inc. REIT	325,884	5,358
Ventas, Inc.	167,700	7,335
Vornado Realty Trust	207,685	14,524

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
United States (continued)
Weingarten Realty Investors REIT	178,700	$3,536
Total Common Stocks (cost $489,403)		504,671

INVESTMENT COMPANY - 0.3%
Luxembourg - 0.3%
ProLogis European Properties	274,928	1,685
Total Investment Company (cost $1,307)

WARRANT - 0.1%
Australia - 0.1%
Macquarie Bank, Ltd. ‡
Expiration: 05/29/2013
Exercise Price: $0.00	355,200	629
Total Warrant (cost $2,188)

Principal
REPURCHASE AGREEMENT - 1.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $6,690 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $6,826.	$6,690	6,690
Total Repurchase Agreement (cost $6,690)

	Shares
SECURITIES LENDING COLLATERAL - 5.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	26,841,642	26,842
Total Securities Lending Collateral (cost $26,842)

Total Investment Securities (cost $526,430) #		540,517
Other Assets and Liabilities - Net		(27,832)

Net Assets		$512,685

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Real Estate Investment Trusts	62.4%	$337,480
Real Estate Management & Development	30.6	165,009
Household Durables	0.4	2,406
Hotels, Restaurants & Leisure	0.4	2,090
Investment Securities, at Value	93.8	506,985
Short-Term Investments	6.2	33,532
Total Investments	100.0%	$540,517

NOTES TO SCHEDULE OF INVESTMENTS:

Λ	All or a portion of this security is on loan. The value of all securities on loan is $25,425.
‡	Non-income producing security.
§	Illiquid. These securities aggregated $3,060, or 0.60%, of the fund’s net assets.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $569,282. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $13,244 and $42,009, respectively. Net unrealized depreciation for tax purposes is $28,765.

DEFINITION:

REIT          Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$4,495	$—	$—	$4,495
Equities - Financials	193,951	306,854	—	500,805
Investment Company - Financials	—	1,685	—	1,685
Cash & Cash Equivalent - Repurchase Agreement	—	6,690	—	6,690
Cash & Cash Equivalent - Securities Lending Collateral	26,842	—	—	26,842
Total	$225,288	$315,229	$—	$540,517

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $519,740) (including securities loaned of $25,425)	$533,827
Repurchase agreement, at value (cost: $6,690)	6,690
Foreign currency (cost: $97)	96
Receivables:
Investment securities sold	875
Shares sold	131
Securities lending income (net)	8
Dividends	1,139
Dividend reclaims	114
542,880
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,836
Shares redeemed	48
Management and advisory fees	337
Distribution and service fees	4
Transfer agent fees	1
Administration fees	9
Printing and shareholder reports fees	24
Audit and tax fees	11
Other	83
Collateral for securities on loan	26,842
30,195
Net assets	$512,685
Net assets consist of:
Capital stock ($.01 par value)	$489
Additional paid-in capital	673,092
Undistributed net investment income	14,406
Undistributed (accumulated) net realized gain (loss) on investment securities and foreign currency transactions	(189,396)
Net unrealized appreciation (depreciation) on:
Investment securities	14,087
Translation of assets and liabilities denominated in foreign currencies	7
Net assets	$512,685
Net assets by class:
Initial Class	$493,900
Service Class	18,785
Shares outstanding:
Initial Class	47,215
Service Class	1,733
Net asset value and offering price per share:
Initial Class	$10.46
Service Class	10.84

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $1,027)	$14,190
Interest income	1
Securities lending income (net)	67
14,258

Expenses:
Management and advisory	3,097
Printing and shareholder reports	77
Custody	247
Administration	78
Legal	20
Audit and tax	23
Trustees	15
Transfer agent	7
Distribution and service:
Service Class	35
Other	10
Total expenses	3,609

Net investment income	10,649

Net realized gain (loss) on transactions from:
Investment securities	(107,155)
Foreign currency transactions	(226)
(107,381)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	221,373
Translation of assets and liabilities denominated in foreign currencies	(3)
Change in unrealized appreciation (depreciation)	221,370
Net realized and unrealized gain	113,989

Net increase in net assets resulting from operations	$124,638

The notes to the financial statements are an integral part of this report.

6

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$10,649	$14,205
Net realized gain (loss) from investment securities and foreign currency transactions	(107,381)	(70,810)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	221,370	(220,248)
Net increase (decrease) in net assets resulting from operations	124,638	(276,853)

Distributions to shareholders:
From net investment income:
Initial Class	—	(14,525)
Service Class	—	(613)
	—	(15,138)
From net realized gains:
Initial Class	—	(146,347)
Service Class	—	(7,537)
	—	(153,884)
Total distributions to shareholders	—	(169,022)

Capital share transactions:
Proceeds from shares sold:
Initial Class	62,592	31,106
Service Class	5,481	5,560
	68,073	36,666
Dividends and distributions reinvested:
Initial Class	—	160,872
Service Class	—	8,150
	—	169,022
Cost of shares redeemed:
Initial Class	(29,040)	(95,773)
Service Class	(5,455)	(18,143)
	(34,495)	(113,916)
Net increase in net assets from capital shares transactions	33,578	91,772

Net increase (decrease) in net assets	158,216	(354,103)

Net assets:
Beginning of year	354,469	708,572
End of year	$512,685	$354,469
Undistributed (accumulated) net investment income (loss)	$14,406	$(1,902)

Share activity:
Shares issued:
Initial Class	7,596	2,049
Service Class	576	368
	8,172	2,417
Shares issued-reinvested from distributions:
Initial Class	—	13,856
Service Class	—	675
	—	14,531
Shares redeemed:
Initial Class	(3,696)	(6,568)
Service Class	(661)	(1,274)
	(4,357)	(7,842)
Net increase in shares outstanding:
Initial Class	3,900	9,337
Service Class	(85)	(231)
	3,815	9,106

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.84	$19.64	$24.54	$19.77	$19.15
Investment operations
Net investment income(a)	0.23	0.38	0.36	0.35	0.27
Net realized and unrealized gain (loss)	2.39	(7.03)	(1.77)	7.45	2.20
Total operations	2.62	(6.65)	(1.41)	7.80	2.47
Distributions
From net investment income	—	(0.47)	(1.73)	(0.33)	(0.32)
From net realized gains	—	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	—	(5.15)	(3.49)	(3.03)	(1.85)
Net asset value
End of year	$10.46	$7.84	$19.64	$24.54	$19.77
Total return(b)	33.42%	(42.38)%	(6.70)%	42.27%	13.47%
Net assets end of year (000’s)	$493,900	$339,659	$667,356	$922,134	$599,134
Ratio and supplemental data
Expenses to average net assets	0.91%	0.87%	0.84%	0.84%	0.86%
Net investment income, to average net assets	2.73%	2.61%	1.51%	1.59%	1.41%
Portfolio turnover rate	61%	48%	60%	44%	103%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$20.12	$25.06	$20.16	$19.53
Investment operations
Net investment income(a)	0.22	0.36	0.31	0.32	0.23
Net realized and unrealized gain (loss)	2.47	(7.27)	(1.80)	7.58	2.23
Total operations	2.69	(6.91)	(1.49)	7.90	2.46
Distributions
From net investment income	—	(0.38)	(1.69)	(0.30)	(0.30)
From net realized gains	—	(4.68)	(1.76)	(2.70)	(1.53)
Total distributions	—	(5.06)	(3.45)	(3.00)	(1.83)
Net asset value
End of year	$10.84	$8.15	$20.12	$25.06	$20.16
Total return(b)	33.01%	(42.49)%	(6.91)%	41.91%	13.18%
Net assets end of year (000’s)	$18,785	$14,810	$41,216	$53,276	$24,618
Ratio and supplemental data
Expenses to average net assets	1.16%	1.12%	1.09%	1.09%	1.11%
Net investment income, to average net assets	2.46%	2.35%	1.26%	1.39%	1.21%
Portfolio turnover rate	61%	48%	60%	44%	103%

(a)          Calculated based on average number of shares outstanding.

(b)         Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Fund”) is part of TST. The Fund is “non-diverisified” under the 1940 Act.

The Fund seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $38 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

10

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Investment company: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

11

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$20,458	3.99%
Transamerica Asset Allocation-Growth VP	55,555	10.84
Transamerica Asset Allocation-Moderate VP	80,235	15.65
Transamerica Asset Allocation-Moderate Growth VP	174,160	33.97
Transamerica International Moderate Growth VP	14,150	2.76
Total	$344,558	67.21%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.65%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

12

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$284,910
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	236,192
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$(31)
Undistributed (accumulated) net investment income (loss)	$5,659
Undistributed (accumulated) net realized gain (loss) from investment securities	$(5,628)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$34,350	December 31, 2016
$121,401	December 31, 2017

13

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$—
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	36,661
Long-term Capital Gain	132,361

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$29,528
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(155,751)
Post October Capital Loss Deferral	$(5,882)
Post October Currency Loss Deferral	$(33)
Net Unrealized Appreciation (Depreciation)	$(28,758)
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Clarion Global Real Estate Securities VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Clarion Global Real Estate Securities VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

16

Transamerica Convertible Securities VP

(unaudited)

MARKET ENVIRONMENT

During the twelve months ended December 31, 2009, convertible securities — which are sensitive to both equity and fixed income market trends — experienced tremendous volatility.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

In fixed income markets, greatly reduced liquidity and the ongoing recession caused a dislocation of near-historic proportions. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down to near zero. Meanwhile, yields in riskier asset classes rose dramatically.

During equity bear markets, convertible securities typically fare better than equities, as their debt components tend to offset some or all of the negative impact on the equity component. However, as spreads widened, the debt component of many convertibles sharply declined. Additionally, convertible market liquidity was an issue early in the period as hedge funds — a major block of market participants — reduced their exposures.

By mid-March the government’s various efforts began to gain traction. Bellwether banks showed first signs of stabilization, sparking improvements in both equity and fixed income markets. By summer, the federal stimulus programs helped to bring the recession to an end and loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Towards the end of the period, credit spreads had narrowed and equity markets continued to rebound — both positive developments for convertible securities. The Bank of America Merrill Lynch All U.S. Convertibles Securities Index posted a 49.13% return for the period ending December 31, 2009.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Convertibles Securities VP Initial Class returned 31.30%.  By comparison its benchmark, the Bank of America Merrill Lynch All U.S. Convertible Securities Index, returned 49.13%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking quality companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. In addition, early in the period, we shifted the portfolio to low-risk investments (i.e., short-term fixed income instruments), a defensive move to preserve capital in a volatile market. Further, we lowered the portfolio’s delta — a measure of sensitivity to equity price changes — slightly below the benchmark. Thus, the portfolio was conservatively positioned when the markets rallied, led by higher-risk segments of the market. As a result, the portfolio lagged the benchmark during the rally, but nonetheless posted a solid double-digit return for the full period.

By early summer, we shifted the portfolio’s stance to reflect a more positive outlook on the equity markets, anticipating low to moderate domestic growth. We increased our position in biotechnology, convinced pending healthcare reform would place pressure on large pharmaceutical companies to seek other avenues of growth. We felt many of these companies would be discouraged from doing their own research and development and seek to pursue mergers and acquisitions with smaller biotechnology companies. We think this is an opportunistic area of the market and selectively added quality biotechnology names such as Human Genome Sciences, Inc. and Onyx Pharmaceuticals, Inc.

Additionally, in the belief that dollar-based weakness would cause a rally in commodity prices (i.e., gold and steel), we increased our exposure to commodity-related securities, adding investments in companies like worldwide gold miner Newmont Mining Corporation and steel producer U.S. Steel Corp.

Kirk J. Kim

Peter O. Lopez

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	31.30%	2.53%	5.22%	05/01/2002
BofA Merrill Lynch All U.S. Convertible Securities*	49.13%	2.69%	5.34%	05/01/2002
Service Class	31.16%	2.29%	6.02%	05/01/2003

NOTES

* The Bank of America Merrill Lynch All U.S. Convertible Securities Index ("BofA Merrill Lynch All U.S. Convertible Securities") is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors' units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Convertible Securities VP
Initial Class	$1,000.00	$1,213.30	$4.57	$1,021.07	$4.18	0.82%
Service Class	1,000.00	1,211.60	5.96	1,019.81	5.45	1.07

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Convertible Bond	72.5%
Convertible Preferred Stock	9.2
Corporate Debt Security	8.5
Reverse Convertible Bond	4.1
Repurchase Agreement	3.1
Preferred Stock	2.3
Securities Lending Collateral	0.2
Other Assets and Liabilities - Net	0.1
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES - 8.5%
Commercial Banks - 4.8%
Deutsche Bank
9.41%, 01/26/2010 -144A §	$5,000	$6,572
Diversified Financial Services - 3.7%
Credit Suisse Securities USA LLC
0.25%, 04/09/2010	38,872	3,911
QHP Pharma
10.25%, 03/15/2015 -144A	1,170	1,175
Total Corporate Debt Securities (cost $13,802)		11,658

	Shares
CONVERTIBLE PREFERRED STOCKS - 9.2%
Chemicals - 1.8%
Celanese Corp. 4.25% ▲	61,325	2,503
Diversified Financial Services - 4.5%
Vale Capital, Ltd. 5.50% ▲	114,100	6,155
Pharmaceuticals - 2.9%
Mylan, Inc. 6.50% ▲	3,430	3,925
Total Convertible Preferred Stocks (cost $8,372)		12,583

PREFERRED STOCK - 2.3%
Hotels, Restaurants & Leisure - 2.3%
Las Vegas Sands Corp. 10.00% ▲	12,000	3,097
Total Preferred Stock (cost $2,357)

	Principal
REVERSE CONVERTIBLE BOND - 4.1% ¥
Capital Markets - 4.1%
Goldman Sachs Group, Inc.
0.25%, 06/30/2010 -144A §	$50,500	5,574
Total Reverse Convertible Bond (cost $6,356)

CONVERTIBLE BONDS - 72.5%
Auto Components - 1.7%
BorgWarner, Inc.
3.50%, 04/15/2012	1,830	2,308
Automobiles - 5.8%
Ford Motor Co.
4.25%, 11/15/2016	6,300	7,900
Biotechnology - 10.8%
Human Genome Sciences, Inc.
2.25%, 08/15/2012	3,895	7,103
Onyx Pharmaceuticals, Inc.
4.00%, 08/15/2016	3,055	3,234
OSI Pharmaceuticals, Inc.
2.00%, 12/15/2025	3,950	4,543
Capital Markets - 8.2%
BlackRock, Inc.
2.63%, 02/15/2035	2,640	6,158
Jefferies Group, Inc.
3.88%, 11/01/2029	5,215	5,150
Construction & Engineering - 4.6%
Mastec, Inc.
4.00%, 06/15/2014	4,250	4,473
Quanta Services, Inc.
3.75%, 04/30/2026	1,800	1,937
Diversified Consumer Services - 1.7%
Coinstar, Inc.
4.00%, 09/01/2014	2,405	2,393
Diversified Financial Services - 2.0%
AngloGold Ashanti Holdings Finance PLC
3.50%, 05/22/2014 -144A Λ	2,410	2,723
Energy Equipment & Services - 4.2%
Covanta Holding Corp.
3.25%, 06/01/2014 -144A	2,100	2,420
Transocean, Inc.
1.63%, 12/15/2037	3,355	3,321
Health Care Equipment & Supplies - 1.9%
NuVasive, Inc.
2.25%, 03/15/2013	2,650	2,617
Hotels, Restaurants & Leisure - 3.0%
Wyndham Worldwide Corp.
3.50%, 05/01/2012	2,415	4,060
Industrial Conglomerates - 2.4%
Textron, Inc.
4.50%, 05/01/2013	2,050	3,303
Machinery - 1.9%
Navistar International Corp.
3.00%, 10/15/2014	2,460	2,543
Metals & Mining - 8.0%
ArcelorMittal
5.00%, 05/15/2014	1,050	1,739
Newmont Mining Corp.
1.25%, 07/15/2014	2,230	2,782
Steel Dynamics, Inc.
5.13%, 06/15/2014	2,415	3,058
U.S. Steel Corp.
4.00%, 05/15/2014	1,850	3,466
Multiline Retail - 2.2%
Saks, Inc.
7.50%, 12/01/2013 -144A	2,075	3,068
Oil, Gas & Consumable Fuels - 3.1%
Quicksilver Resources, Inc.
1.88%, 11/01/2024	1,570	1,862
Western Refining, Inc.
5.75%, 06/15/2014	3,045	2,410
Semiconductors & Semiconductor Equipment - 5.4%
Intel Corp.
3.25%, 08/01/2039 -144A	3,500	4,021
Linear Technology Corp.
3.00%, 05/01/2027	3,350	3,358
Software - 5.6%
Rovi Corp.
2.63%, 08/15/2011	4,550	5,625
Take-Two Interactive Software, Inc.
4.38%, 06/01/2014	1,810	2,127
Total Convertible Bonds (cost $86,197)		99,702

The notes to the financial statements are an integral part of this report.

4

	Principal	Value
REPURCHASE AGREEMENT - 3.1%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $4,258 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $4,344.	$4,258	$4,258
Total Repurchase Agreement (cost $4,258)

	Shares
SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	231,500	232
Total Securities Lending Collateral (cost $232)

Total Investment Securities (cost $121,574) #		137,104
Other Assets and Liabilities - Net		188

Net Assets		$137,292

NOTES TO THE SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 12/31/2009.
¥

A bond that can be converted to cash, debt, or equity at the discretion of the issuer at a set date. The bond contains an embedded derivative that allows the issuer to put the bond to bondholders at a set date prior to the bond’s maturity for existing debt or shares of an underlying company. The underlying company need not be related in any way to the issuer’s business.

§	Illiquid. These securities aggregated $12,146, or 8.85%, of the fund’s net assets.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $227.
#

Aggregate cost for federal income tax purposes is $121,574. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $21,421 and $5,891, respectively. Net unrealized appreciation for tax purposes is $15,530.

DEFINITION:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $25,553, or 18.61%, of the fund’s net assets.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$3,097	$—	$—	$3,097
Equities - Financials	6,155	—	—	6,155
Equities - Health Care	3,925	—	—	3,925
Equities - Materials	2,503	—	—	2,503
Fixed Income - Consumer Discretionary	—	19,728	—	19,728
Fixed Income - Energy	—	10,013	—	10,013
Fixed Income - Financials	—	31,262	—	31,262
Fixed Income - Health Care	—	17,497	—	17,497
Fixed Income - Industrials	—	12,256	—	12,256
Fixed Income - Information Technology	—	15,131	—	15,131
Fixed Income - Materials	—	11,047	—	11,047
Cash & Cash Equivalent - Repurchase Agreement	—	4,258	—	4,258
Cash & Cash Equivalent - Securities Lending Collateral	232	—	—	232
Total	$15,912	$121,192	$—	$137,104

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $117,316) (including securities loaned of $227)	$132,846
Repurchase agreement, at value (cost: $4,258)	4,258
Receivables:
Shares sold	3
Interest	645
Dividends	12
137,764
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	129
Management and advisory fees	87
Distribution and service fees	3
Administration fees	2
Printing and shareholder reports fees	4
Other	15
Collateral for securities on loan	232
472
Net assets	$137,292
Net assets consist of:
Capital stock ($.01 par value)	$175
Additional paid-in capital	172,574
Undistributed net investment income	3,634
Undistributed (accumulated) net realized gain (loss) on investment securities	(54,621)
Net unrealized appreciation (depreciation) on:
Investment securities	15,530
Net assets	$137,292
Net assets by class:
Initial Class	$125,132
Service Class	12,160
Shares outstanding:
Initial Class	15,919
Service Class	1,552
Net asset value and offering price per share:
Initial Class	$7.86
Service Class	7.84

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$1,421
Interest income	3,283
Securities lending income (net)	19
4,723
Expenses:
Management and advisory	971
Printing and shareholder reports	14
Custody	18
Administration	26
Legal	6
Audit and tax	20
Trustees	5
Transfer agent	3
Distribution and service:
Service Class	23
Other	4
Total expenses	1,090
Net investment income	3,633
Net realized gain (loss) on transactions from:
Investment securities	(14,354)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	40,951
Net realized and unrealized gain	26,597

Net increase in net assets resulting from operations	$30,230

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$3,633	$4,397
Net realized gain (loss) from investment securities	(14,354)	(39,669)
Change in net unrealized appreciation (depreciation) on investment securities	40,951	(67,441)
Net increase (decrease) in net assets resulting from operations	30,230	(102,713)

Distributions to shareholders:
From net investment income:
Initial Class	(4,081)	(3,920)
Service Class	(316)	(185)
	(4,397)	(4,105)
From net realized gains:
Initial Class	—	(46,782)
Service Class	—	(2,678)
	—	(49,460)
Total distributions to shareholders	(4,397)	(53,565)

Capital share transactions:
Proceeds from shares sold:
Initial Class	19,840	25,938
Service Class	6,065	4,434
	25,905	30,372
Dividends and distributions reinvested:
Initial Class	4,081	50,702
Service Class	316	2,863
	4,397	53,565
Cost of shares redeemed:
Initial Class	(78,564)	(42,963)
Service Class	(4,193)	(9,157)
	(82,757)	(52,120)
Net increase (decrease) in net assets from capital shares transactions	(52,455)	31,817

Net decrease in net assets	(26,622)	(124,461)

Net assets:
Beginning of year	163,914	288,375
End of year	$137,292	$163,914
Undistributed net investment income	$3,634	$4,398

Share activity:
Shares issued:
Initial Class	2,874	2,445
Service Class	872	447
	3,746	2,892
Shares issued-reinvested from distributions:
Initial Class	575	5,665
Service Class	44	321
	619	5,986
Shares redeemed:
Initial Class	(12,695)	(4,599)
Service Class	(624)	(970)
	(13,319)	(5,569)
Net increase (decrease) in shares outstanding:
Initial Class	(9,246)	3,511
Service Class	292	(202)
	(8,954)	3,309

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.21	$12.48	$12.03	$11.20	$12.24
Investment operations
Net investment income(a)	0.19	0.18	0.16	0.15	0.22
Net realized and unrealized gain (loss)	1.73	(4.05)	1.91	1.05	0.19
Total operations	1.92	(3.87)	2.07	1.20	0.41
Distributions
From net investment income	(0.27)	(0.18)	(0.26)	(0.19)	(0.27)
From net realized gains	—	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.27)	(2.40)	(1.62)	(0.37)	(1.45)
Net asset value
End of year	$7.86	$6.21	$12.48	$12.03	$11.20
Total return(b)	31.30%	(36.87)%	18.63%	10.90%	3.88%
Net assets end of year (000’s)	$125,132	$156,137	$270,218	$429,852	$314,353
Ratio and supplemental data
Expenses to average net assets	0.82%	0.81%	0.79%	0.78%	0.79%
Net investment income, to average net assets	2.82%	1.88%	1.30%	1.26%	1.95%
Portfolio turnover rate	168%	97%	79%	64%	85%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$6.18	$12.42	$11.98	$11.17	$12.24
Investment operations
Net investment income(a)	0.17	0.14	0.13	0.12	0.19
Net realized and unrealized gain (loss)	1.73	(4.01)	1.91	1.04	0.18
Total operations	1.90	(3.87)	2.04	1.16	0.37
Distributions
From net investment income	(0.24)	(0.15)	(0.24)	(0.17)	(0.26)
From net realized gains	—	(2.22)	(1.36)	(0.18)	(1.18)
Total distributions	(0.24)	(2.37)	(1.60)	(0.35)	(1.44)
Net asset value
End of year	$7.84	$6.18	$12.42	$11.98	$11.17
Total return(b)	31.16%	(37.00)%	18.29%	10.65%	3.54%
Net assets end of year (000’s)	$12,160	$7,777	$18,157	$14,065	$10,710
Ratio and supplemental data
Expenses to average net assets	1.07%	1.06%	1.04%	1.03%	1.04%
Net investment income, to average net assets	2.48%	1.46%	1.02%	1.01%	1.65%
Portfolio turnover rate	168%	97%	79%	64%	85%

(a)          Calculated based on average number of shares outstanding.

(b)         Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Convertible Securities VP (the “Fund”) is part of TST.

The Fund seeks maximum total return through a combination of current income and capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Securities lending collateral: Securities lending collateral is a momey market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$36	0.03%
Transamerica Asset Allocation-Moderate VP	36,044	26.25
Transamerica Asset Allocation-Moderate Growth VP	36,381	26.50
Total	$72,461	52.78%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.75%
Over $250 million	0.70%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.25% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$199,215
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	255,881
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$24,809	December 31, 2016
$29,703	December 31, 2017

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$4,397
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	13,695
Long-term Capital Gain	39,870

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$3,634
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(54,512)
Post October Capital Loss Deferral	$(109)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$15,530
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Convertible Securities VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Convertible Securities VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

14

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

15

Transamerica Efficient Markets VP

(unaudited)

MARKET ENVIRONMENT

From a market’s perspective, 2009 was like March in New England.  The year came in like a lion but went out like a lamb.  Markets struggled mightily in the first quarter as risk aversion peaked due to widespread fear and panic surrounding our financial institutions ability to remain as going concerns.  Although there remain warning signs for the markets including commercial real estate, residential real estate, sovereign risk, inflation, deflation, budget deficits, increased regulation and a high unemployment rate, stock markets around the world have staged a huge rally over the past 9 plus months.  Risk aversion has somewhat been thrown out the window as cash gets plowed into equities and riskier parts of the bond market while investors seek to recapture some portion of what was lost.  Volatility has returned to “normal” and markets are functioning properly as we head into 2010.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Efficient Markets VP Initial Class returned 18.15%.  By comparison its primary benchmark and secondary benchmarks, the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and the Transamerica Efficient Markets VP Blended Benchmark Index, returned 26.46% and 20.31%, respectively.

The blended benchmark consists of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 35%, the S&P 500 25%, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI-EAFE”) 25%, and the Russell 2000® Value Index (“Russell 2000® Value”) 15%, which returned 5.93%, 26.46%, 32.46% and 20.58%, respectively.

STRATEGY REVIEW

The Portfolio is designed to closely track market benchmarks.  Unfortunately, even the best laid plans can go awry when markets don’t cooperate.  Fixed Income ETFs across the board had a difficult time tracking their benchmarks in 2009 as the cost of trading soared due to the highly illiquid market.  As an indexer, we buy every day.  During a market crisis, we may have to examine that idea as the premium paid to acquire new shares rose to previously unthinkable levels. Because returns are based not on market, but on NAV, our fixed income returns (and other managers using ETFs) lagged far behind the index.

Jeff Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Initial Class	18.15%	19.66%	11/10/2008
S&P 500*	26.46%	20.12%	11/10/2008
Transamerica Efficient Markets VP Blended Benchmark*	20.31%	18.96%	11/10/2008
Service Class	17.86%	19.40%	11/10/2008

NOTES

* The Standard & Poor’s 500 Composite Index (“S&P 500”) and the Transamerica Efficient Markets VP Blended Benchmark that consists of the following: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 35%, S&P 500 25%, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI-EAFE”) 25%, and the Russell 2000® Value Index (“Russell 2000® Value”) 15%. These are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Efficient Markets VP
Initial Class	$1,000.00	$1,157.00	$2.83	$1,022.58	$2.65	0.52%
Service Class	1,000.00	1,156.40	4.19	1,021.32	3.92	0.77

(a)         Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)         5% return per year before expenses.

(c)          Expense ratios do not include expenses of the investment companies in which the Fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Investment Companies	99.7%
Repurchase Agreement	0.7
Other Assets and Liabilities - Net(a)	(0.4)
Total	100.0%

(a)         The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 99.7%
Capital Markets - 99.7%
DFA Emerging Markets Value Portfolio	5,285	$166
DFA International Small Capital Value Portfolio	101,759	1,536
DFA International Value Portfolio	109,259	1,863
DFA Large Capital International Portfolio	199,017	3,732
DFA U.S. Large Co. Portfolio	238,275	7,822
DFA U.S. Small XM Value Portfolio	220,430	2,868
Vanguard Intermediate-Term Bond	32,162	2,543
Vanguard Long-Term Bond	8,858	675
Vanguard Short-Term Bond	50,785	4,039
Vanguard Total Bond Market	30,082	2,364
Total Investment Companies (cost $24,929)		27,608

	Principal
REPURCHASE AGREEMENT - 0.7%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $200 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $208.	$200	200
Total Repurchase Agreement (cost $200)

Total Investment Securities (cost $25,129) #		27,808
Other Assets and Liabilities - Net		(123)
Net Assets		$27,685

NOTES TO THE SCHEDULE OF INVESTMENTS:

#                 Aggregate cost for federal income tax purposes is $25,138. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,678 and $8, respectively. Net unrealized appreciation for tax purposes is $2,670.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Company - Financials	$27,608	$—	$—	$27,608
Cash & Cash Equivalent - Repurchase Agreement	—	200	—	200
Total	$27,608	$200	$—	$27,808

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $24,929)	$27,608
Repurchase agreement, at value (cost: $200)	200
Receivables:
Investment securities sold	21
27,829
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	118
Shares redeemed	1
Management and advisory fees	4
Distribution and service fees	6
Administration fees	1
Printing and shareholder reports fees	3
Audit and tax fees	6
Other	5
144
Net assets	$27,685

Net assets consist of:
Capital stock ($.01 par value)	$23
Additional paid-in capital	23,877
Undistributed net investment income	302
Undistributed (accumulated) net realized gain (loss) from investment securities	804
Net unrealized appreciation (depreciation) on:
Investment securities	2,679
Net assets	$27,685
Net assets by class:
Initial Class	$831
Service Class	26,854
Shares outstanding:
Initial Class	68
Service Class	2,194
Net asset value and offering price per share:
Initial Class	$12.27
Service Class	12.24

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$409
	409

Expenses:
Management and advisory	58
Printing and shareholder reports	4
Custody	16
Administration	3
Legal	1
Audit and tax	14
Trustees	1
Transfer agent	—	(a)
Distribution and service:
Service Class	33
Total expenses	130
Less waiver/reimbursement	(25)
Net expenses	105

Net investment income	304

Net realized gain (loss) on transactions from:
Investment securities	802

Net increase in unrealized appreciation (depreciation) on:
Investment securities	2,634
Net realized and unrealized gain	3,436

Net increase in net assets resulting from operations	$3,740

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

(all amounts in thousands)

	December31, 2009	December31, 2008(a)
From operations:
Net investment income	$304	$8
Net realized gain (loss) from investment securities	802	1
Change in net unrealized appreciation (depreciation) on investment securities	2,634	45
Net increase in net assets resulting from operations	3,740	54

Distributions to shareholders:
From net investment income:
Initial Class	— (b)	—
Service Class	(6)	—
	(6)	—
From net realized gains:
Initial Class	— (b)	—
Service Class	(3)	—
	(3)	—
Total distributions to shareholders	(9)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	894	251
Service Class	23,886	1,142
	24,780	1,393
Dividends and distributions reinvested:
Initial Class	— (b)	—
Service Class	9	—
	9	—
Cost of shares redeemed:
Initial Class	(381)	(1)
Service Class	(1,871)	(29)
	(2,252)	(30)
Net increase in net assets from capital shares transactions	22,537	1,363

Net increase in net assets	26,268	1,417

Net assets:
Beginning of year	1,417	—
End of year	$27,685	$1,417
Undistributed net investment income	$302	$6

Share activity:
Shares issued:
Initial Class	75	25
Service Class	2,260	114
	2,335	139
Shares issued-reinvested from distributions:
Initial Class	— (c)	—
Service Class	1	—
	1	—
Shares redeemed:
Initial Class	(32)	—
Service Class	(178)	(3)
	(210)	(3)
Net increase (decrease) in shares outstanding:
Initial Class	43	25
Service Class	2,083	111
	2,126	136

(a) Commenced operations on November 10, 2008.

(b) Rounds to less than $1 or ($1).

(c) Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class			Service Class
	December 31, 2009	Nov 10 to Dec 31, 2008(a)		December 31, 2009	Nov 10 to Dec 31, 2008(a)
Net asset value
Beginning of year	$10.39	$10.00		$10.39	$10.00
Investment operations
Net investment income(b), (h)	0.27	0.10		0.25	0.11
Net realized and unrealized gain	1.62	0.29		1.61	0.28
Total operations	1.89	0.39		1.86	0.39
Distributions
From net investment income	(0.01)	—		(0.01)	—
From net realized gains	— (c)	—		— (c)	—
Total distributions	(0.01)	—		(0.01)	—
Net asset value
End of year	$12.27	$10.39		$12.24	$10.39

Total return(d)	18.15%	3.90	%(e)	17.86%	3.90	%(e)

Net assets end of year (000’s)	$831	$260		$26,854	$1,157
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.52%	0.52	%(g)	0.77%	0.77	%(g)
Before reimbursement/fee waiver	0.70%	17.77	%(g)	0.95%	18.02	%(g)
Net investment income, to average net assets(h)	2.42%	7.15	%(g)	2.20%	8.04	%(g)
Portfolio turnover rate(i)	37%	2	%(e)	37%	2	%(e)

(a)	Commenced operations on November 10, 2008.

(b)	Calculated based on average number of shares outstanding.

(c)	Rounds to less than $(.01) per share.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Does not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(i)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Efficient Markets VP (the “Fund”) is part of TST.

The Fund seeks capital appreciation while seeking income as a secondary objective.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from  investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc’s (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, AUIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, AUIM, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Initial Class	$307	1.11%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $50 million	0.42%
Over $50 million to $250 million	0.40%
Over $250 million	0.38%

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.52% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2008	$18	12/31/2011
Fiscal Year 2009	25	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$27,856
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	5,044
U.S. Government	—

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has evaluated the Fund’s tax positions taken for all open tax years (2008 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(2)
Undistributed (accumulated) net realized gain (loss) from investment securities	$2

At December 31, 2009 there were no capital loss carryforwards.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$7
Long-term Capital Gain	2
2008 Distributions paid from:
Ordinary Income	—
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$1,103
Undistributed Long-term Capital Gain	$12
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$2,670
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Efficient Markets VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Efficient Markets VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $2 for the year ended December 31, 2009.

13

Transamerica Equity VP

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended December 31, 2009, equity markets experienced tremendous volatility as they grappled with, and then overcame, a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period decidedly higher.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. gross domestic product was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Equity VP Initial Class returned 29.20%.  By comparison its benchmark, the Russell 1000® Growth Index, returned 37.21%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. Thus, when the market rebound began, Transamerica Equity VP was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the portfolio rebounded vigorously. It did not, however, own the smallest constituents of the benchmark, which had fallen out of the portfolio’s market-cap range as stock prices contracted early on. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best. The portfolio, while continuing to generate gains and, ultimately, double-digit returns, underperformed the benchmark index.

We believe the international consumer will be an increasingly important factor in the global economy, and companies moving rapidly into international markets will benefit. Among the portfolio’s strongest contributors to performance was Amazon.com, which achieved healthy returns by engaging the global consumer.

Other key contributors were Johnson Controls, Inc., a manufacturer of automotive interior products and battery-powered systems, and Apple Inc., the maker of consumer-friendly personal electronics. During the period, Johnson Controls was awarded government contracts and successfully cut costs amidst the downturn in auto manufacturing and sales. Apple’s products continued to benefit from worldwide consumers’ desire for technology that provides improved mobile communications and access to information.

Partially offsetting the gains for these and other stocks was our security selection in the healthcare, materials & processing (i.e., engineering and construction firm Jacobs Engineering Group Inc.) and financial services sectors.  Jacobs experienced a slow period due to delays in “shovel ready” projects (i.e., highway and bridge construction). However, Jacobs stands to benefit as the U.S. government continues to fund civic building and repair projects and other nations develop their physical infrastructure.

Gary U. Rollé, CFA

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Erik U. Rollé

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	29.20%	0.55%	(1.01)%	12/31/1980
Russell 1000® Growth *	37.21%	1.63%	(3.99)%
Service Class	28.90%	0.29%	5.59%	05/01/2003

NOTES

* The Russell 1000® Growth Index ("Russell 1000® Growth") is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Equity VP
Initial Class	$1,000.00	$1,201.30	$4.33	$1,021.27	$3.97	0.78%
Service Class	1,000.00	1,199.80	5.71	1,020.01	5.24	1.03

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	96.3%
Repurchase Agreement	3.7
Securities Lending Collateral	0.5
Other Assets and Liabilities - Net	(0.5)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 96.3%
Air Freight & Logistics - 1.9%
Expeditors International of Washington, Inc.	954,690	$33,156
Auto Components - 6.7%
BorgWarner, Inc.	1,351,493	44,897
Johnson Controls, Inc.	2,690,000	73,275
Capital Markets - 6.4%
Charles Schwab Corp.	2,939,395	55,319
T. Rowe Price Group, Inc.	1,080,000	57,510
Chemicals - 10.4%
Ecolab, Inc.	1,130,000	50,375
Monsanto Co.	393,600	32,177
Praxair, Inc.	752,595	60,441
Sigma-Aldrich Corp.	790,695	39,954
Commercial Banks - 4.6%
SunTrust Banks, Inc.	585,970	11,889
Wells Fargo & Co.	2,565,895	69,254
Communications Equipment - 5.7%
Cisco Systems, Inc. ‡	1,993,195	47,718
Palm, Inc. ‡ Λ	1,153,135	11,577
QUALCOMM, Inc.	877,481	40,592
Computers & Peripherals - 8.8%
Apple, Inc. ‡	469,520	99,002
International Business Machines Corp.	427,720	55,989
Construction & Engineering - 2.0%
Jacobs Engineering Group, Inc. ‡	914,150	34,381
Electrical Equipment - 3.0%
Emerson Electric Co.	1,238,820	52,774
Energy Equipment & Services - 1.4%
Schlumberger, Ltd.	386,780	25,176
Food & Staples Retailing - 1.8%
Wal-Mart Stores, Inc.	578,850	30,940
Health Care Equipment & Supplies - 2.0%
Intuitive Surgical, Inc. ‡	117,640	35,683
Hotels, Restaurants & Leisure - 1.1%
Yum! Brands, Inc.	540,915	18,916
Internet & Catalog Retail - 8.5%
Amazon.com, Inc. ‡	862,425	116,013
priceline.com, Inc. ‡	150,035	32,783
Internet Software & Services - 6.0%
Google, Inc. -Class A ‡	170,000	105,397
IT Services - 2.1%
Automatic Data Processing, Inc.	882,195	37,776
Machinery - 4.8%
Caterpillar, Inc.	666,265	37,970
PACCAR, Inc.	1,297,885	47,075
Media - 2.5%
Walt Disney Co.	1,365,000	44,021
Oil, Gas & Consumable Fuels - 5.2%
Anadarko Petroleum Corp.	665,540	41,543
EOG Resources, Inc.	503,775	49,017
Pharmaceuticals - 4.5%
Roche Holding AG ADR	880,920	37,175
Teva Pharmaceutical Industries, Ltd. ADR	725,715	40,770
Road & Rail - 2.4%
Union Pacific Corp.	652,490	41,694
Software - 4.5%
Activision Blizzard, Inc. ‡	1,995,060	22,165
Microsoft Corp.	1,871,640	57,066
Total Common Stocks (cost $1,463,527)		1,691,460

	Principal
REPURCHASE AGREEMENT - 3.7%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $65,784 on 01/04/2010. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, and with a total value of $67,103.	$65,784	65,784
Total Repurchase Agreement (cost $65,784)

	Shares
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	9,455,707	9,456
Total Securities Lending Collateral (cost $9,456)

Total Investment Securities (cost $1,538,767) #		1,766,700
Other Assets and Liabilities - Net		(9,276)

Net Assets		$1,757,424

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $9,253.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $1,578,152. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $251,173 and $62,624, respectively. Net unrealized appreciation for tax purposes is $188,548.

DEFINITION:

ADR           American Depositary Receipt

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$329,905	$—	$—	$329,905
Equities - Consumer Staples	30,940	—	—	30,940
Equities - Energy	115,736	—	—	115,736
Equities - Financials	193,972	—	—	193,972
Equities - Health Care	113,628	—	—	113,628
Equities - Industrials	247,050	—	—	247,050
Equities - Information Technology	436,690	—	—	436,690
Equities - Materials	182,947	—	—	182,947
Equities - Telecommunication Services	40,592	—	—	40,592
Cash & Cash Equivalent - Repurchase Agreement	—	65,784	—	65,784
Cash & Cash Equivalent - Securities Lending Collateral	9,456	—	—	9,456
Total	$1,700,916	$65,784	$—	$1,766,700

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,472,983) (including securities loaned of $9,253)	$1,700,916
Repurchase agreement, at value (cost: $65,784)	65,784
Receivables:
Shares sold	60
Securities lending income (net)	10
Dividends	1,703
Dividend reclaims	2
1,768,475
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	322
Management and advisory fees	1,059
Distribution and service fees	6
Transfer agent fees	2
Administration fees	30
Printing and shareholder reports fees	116
Audit and tax fees	8
Other	52
Collateral for securities on loan	9,456
11,051
Net assets	$1,757,424

Net assets consist of:
Capital stock ($.01 par value)	$916
Additional paid-in capital	2,044,180
Undistributed net investment income	9,483
Undistributed (accumulated) net realized gain (loss) from investment securities	(525,088)
Net unrealized appreciation (depreciation) on:
Investment securities	227,933
Net assets	$1,757,424
Net assets by class:
Initial Class	$1,727,961
Service Class	29,463
Shares outstanding:
Initial Class	90,083
Service Class	1,552
Net asset value and offering price per share:
Initial Class	$19.18
Service Class	18.99

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $53)	$21,314
Interest income	5
Securities lending income (net)	182
21,501

Expenses:
Management and advisory	10,904
Printing and shareholder reports	403
Custody	123
Administration	304
Legal	77
Audit and tax	21
Trustees	59
Transfer agent	29
Distribution and service:
Service Class	62
Other	38
Total expenses	12,020

Net investment income	9,481

Net realized gain (loss) on transactions from:
Investment securities	(286,932)
Foreign currency transactions	2
(286,930)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	679,033
Translation of assets and liabilities denominated in foreign currencies	(2)
Change in unrealized appreciation (depreciation)	679,031
Net realized and unrealized gain	392,101

Net increase in net assets resulting from operations	$401,582

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$9,481	$14,323
Net realized gain (loss) from investment securities and foreign currency transactions	(286,930)	(156,276)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	679,031	(1,178,839)
Net increase (decrease) in net assets resulting from operations	401,582	(1,320,792)

Distributions to shareholders:
From net investment income:
Initial Class	(14,202)	(5,245)
Service Class	(120)	—
	(14,322)	(5,245)
From net realized gains:
Initial Class	—	(88,939)
Service Class	—	(1,917)
	—	(90,856)
Total distributions to shareholders	(14,322)	(96,101)

Capital share transactions:
Proceeds from shares sold:
Initial Class	37,580	111,712
Service Class	7,317	7,418
	44,897	119,130
Dividends and distributions reinvested:
Initial Class	14,202	94,184
Service Class	120	1,917
	14,322	96,101
Cost of shares redeemed:
Initial Class	(147,538)	(313,617)
Service Class	(7,604)	(26,555)
	(155,142)	(340,172)
Net decrease in net assets from capital shares transactions	(95,923)	(124,941)

Net increase (decrease) in net assets	291,337	(1,541,834)

Net assets:
Beginning of year	1,466,087	3,007,921
End of year	$1,757,424	$1,466,087
Undistributed net investment income	$9,483	$14,322

Share activity:
Shares issued:
Initial Class	2,290	4,590
Service Class	433	328
	2,723	4,918
Shares issued-reinvested from distributions:
Initial Class	827	4,026
Service Class	7	83
	834	4,109
Shares redeemed:
Initial Class	(9,318)	(13,985)
Service Class	(479)	(1,258)
	(9,797)	(15,243)
Net increase (decrease) in shares outstanding:
Initial Class	(6,201)	(5,369)
Service Class	(39)	(847)
	(6,240)	(6,216)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.98	$28.90	$25.95	$23.87	$20.88
Investment operations
Net investment income (loss)(a)	0.10	0.15	0.05	0.01	(0.02)
Net realized and unrealized gain (loss)	4.26	(13.09)	4.07	2.07	3.43
Total operations	4.36	(12.94)	4.12	2.08	3.41
Distributions
From net investment income	(0.16)	(0.06)	(0.01)	—	(0.08)
From net realized gains	—	(0.92)	(1.16)	—	(0.34)
Total distributions	(0.16)	(0.98)	(1.17)	—	(0.42)
Net asset value
End of year	$19.18	$14.98	$28.90	$25.95	$23.87
Total return(b)	29.20%	(46.00)%	16.29%	8.71%	16.54%
Net assets end of year (000’s)	$1,727,961	$1,442,534	$2,938,220	$3,324,168	$1,670,310
Ratio and supplemental data
Expenses to average net assets	0.79%	0.76%	0.76%	0.77%	0.80%
Net investment income (loss), to average net assets	0.63%	0.63%	0.18%	0.04%	(0.10)%
Portfolio turnover rate	43%	33%	38%	47%	34%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$14.80	$28.59	$25.73	$23.73	$20.80
Investment operations
Net investment income (loss)(a)	0.06	0.08	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	4.21	(12.95)	4.04	2.05	3.40
Total operations	4.27	(12.87)	4.02	2.00	3.33
Distributions
From net investment income	(0.08)	—	—	—	(0.06)
From net realized gains	—	(0.92)	(1.16)	—	(0.34)
Total distributions	(0.08)	(0.92)	(1.16)	—	(0.40)
Net asset value
End of year	$18.99	$14.80	$28.59	$25.73	$23.73
Total return(b)	28.90%	(46.17)%	16.04%	8.38%	16.28%
Net assets end of year (000’s)	$29,463	$23,553	$69,701	$64,730	$37,784
Ratio and supplemental data
Expenses to average net assets	1.04%	1.01%	1.01%	1.02%	1.05%
Net investment income (loss), to average net assets	0.37%	0.35%	(0.07)%	(0.22)%	(0.35)%
Portfolio turnover rate	43%	33%	38%	47%	34%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products.  Transamerica Equity VP (the “Fund”) is part of TST.

The Fund seeks to maximize long-term growth.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $168 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$38,876	2.21%
Transamerica Asset Allocation-Growth VP	81,118	4.62
Transamerica Asset Allocation-Moderate VP	112,263	6.39
Transamerica Asset Allocation-Moderate Growth VP	249,425	14.19
Total	$481,682	27.41%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.85% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses.Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$633,054
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	736,360
U.S. Government	—

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$(19,817)
Undistributed (accumulated) net investment income (loss)	$2
Undistributed (accumulated) net realized gain (loss) from investment securities	$19,815

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$81,035	December 31, 2010
$61,800	December 31, 2016
$342,868	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2009 were $19,818.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$14,322
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	5,261
Long-term Capital Gain	90,840

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$9,483
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforwards	$(485,703)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$188,548
Other Temporary Differences	$—

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENTS

Pending effectiveness April 2010, the Fund will change its sub-adviser to Wellington Management Company. Additionally, there will be a name change to Transamerica WMC Diversified Growth VP.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Equity VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

16

Transamerica Equity II VP

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended December 31, 2009, equity markets experienced tremendous volatility as they grappled with, and then overcame, a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period decidedly higher.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. gross domestic product was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Equity II VP Initial Class returned 32.95%.  By comparison its benchmark, the Russell 1000® Growth Index, returned 37.21%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. Thus, when the market rebound began, Transamerica Equity II VP was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the portfolio rebounded vigorously. It did not, however, own the smallest constituents of the benchmark, which had fallen out of the portfolio’s market-cap range as stock prices contracted early on. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best. The portfolio, while continuing to generate gains and, ultimately, double-digit returns, underperformed the benchmark index.

We believe the international consumer will be an increasingly important factor in the global economy, and companies moving rapidly into international markets will benefit. Among the portfolio’s strongest contributors to performance was Amazon.com, which achieved healthy returns by engaging the global consumer.

Other key contributors were Johnson Controls, Inc., a manufacturer of automotive interior products and battery-powered systems, and Apple Inc., the maker of consumer-friendly personal electronics. During the period, Johnson Controls was awarded government contracts and successfully cut costs amidst the downturn in auto manufacturing and sales. Apple’s products continued to benefit from worldwide consumers’ desire for technology that provides improved mobile communications and access to information.

Partially offsetting the gains for these and other stocks was our security selection in the healthcare, materials & processing (i.e., engineering and construction firm Jacobs Engineering Group, Inc.) and financial services sectors. Jacobs experienced a slow period due to delays in “shovel ready” projects (i.e., highway and bridge construction). However, Jacobs stands to benefit as the U.S. government continues to fund civic building and repair projects and other nations develop their physical infrastructure.

Gary U. Rollé, CFA

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Erik U. Rollé

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	32.95%	1.67%	4.01%	12/30/2003
Russell 1000® Growth *	37.21%	1.63%	2.42%	12/30/2003

NOTES

* The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Equity II VP
Initial Class	$1,000.00	$1,203.90	$1.67	$1,023.69	$1.53	0.30%

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	93.9%
Repurchase Agreement	6.0
Securities Lending Collateral	0.3
Other Assets and Liabilities - Net	(0.2)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 93.9%
Air Freight & Logistics - 2.5%
Expeditors International of Washington, Inc.	9,917	$344
Auto Components - 6.3%
BorgWarner, Inc.	9,780	325
Johnson Controls, Inc.	20,500	558
Capital Markets - 6.1%
Charles Schwab Corp.	21,340	402
T. Rowe Price Group, Inc.	8,600	457
Chemicals - 9.3%
Ecolab, Inc.	8,700	388
Monsanto Co.	3,105	254
Praxair, Inc.	4,150	333
Sigma-Aldrich Corp.	6,570	332
Commercial Banks - 3.9%
Wells Fargo & Co.	20,180	545
Communications Equipment - 6.0%
Cisco Systems, Inc. ‡	21,440	513
Palm, Inc. ‡ Λ	4,380	44
QUALCOMM, Inc.	6,175	286
Computers & Peripherals - 9.7%
Apple, Inc. ‡	4,170	879
International Business Machines Corp.	3,765	493
Construction & Engineering - 2.0%
Jacobs Engineering Group, Inc. ‡	7,470	281
Electrical Equipment - 3.1%
Emerson Electric Co.	10,135	432
Energy Equipment & Services - 1.5%
Schlumberger, Ltd.	3,165	206
Food & Staples Retailing - 1.7%
Wal-Mart Stores, Inc.	4,415	236
Health Care Equipment & Supplies - 2.0%
Intuitive Surgical, Inc. ‡	930	282
Hotels, Restaurants & Leisure - 1.9%
Yum! Brands, Inc.	7,700	269
Internet & Catalog Retail - 7.7%
Amazon.com, Inc. ‡	6,135	826
priceline.com, Inc. ‡	1,140	249
Internet Software & Services - 5.7%
Google, Inc. -Class A ‡	1,285	797
IT Services - 2.5%
Automatic Data Processing, Inc.	8,070	346
Machinery - 4.0%
Caterpillar, Inc.	4,825	275
PACCAR, Inc.	7,800	283
Media - 2.4%
Walt Disney Co.	10,400	335
Oil, Gas & Consumable Fuels - 5.2%
Anadarko Petroleum Corp.	4,985	311
EOG Resources, Inc.	4,285	417
Pharmaceuticals - 4.2%
Roche Holding AG ADR	6,440	272
Teva Pharmaceutical Industries, Ltd. ADR	5,740	322
Road & Rail - 2.0%
Union Pacific Corp.	4,460	285
Software - 4.2%
Activision Blizzard, Inc. ‡	12,835	143
Microsoft Corp.	14,805	451
Total Common Stocks (cost $11,229)		13,171

Principal
REPURCHASE AGREEMENT - 6.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $845 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $865.	$845	845
Total Repurchase Agreement (cost $845)

	Shares
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	35,916	36
Total Securities Lending Collateral (cost $36)

Total Investment Securities (cost $12,110) #		14,052
Other Assets and Liabilities - Net		(33)

Net Assets		$14,019

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $35.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $12,216. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,352 and $516, respectively. Net unrealized appreciation for tax purposes is $1,836.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$2,562	$—	$—	$2,562
Equities - Consumer Staples	236	—	—	236
Equities - Energy	934	—	—	934
Equities - Financials	1,404	—	—	1,404
Equities - Health Care	876	—	—	876
Equities - Industrials	1,900	—	—	1,900
Equities - Information Technology	3,666	—	—	3,666
Equities - Materials	1,307	—	—	1,307
Equities - Telecommunication Services	286	—	—	286
Cash & Cash Equivalent - Repurchase Agreement	—	845	—	845
Cash & Cash Equivalent - Securities Lending Collateral	36	—	—	36
Total	$13,207	$845	$—	$14,052

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $11,265) (including securities loaned of $35)	$13,207
Repurchase agreement, at value (cost: $845)	845
Receivables:
Dividends	13
14,065
Liabilities:
Accounts payable and accrued liabilities:
Other	10
Collateral for securities on loan	36
46
Net assets	$14,019

Net assets consist of:
Capital stock ($.01 par value)	23
Additional paid-in capital	14,157
Undistributed net investment income	127
Undistributed (accumulated) net realized gain (loss) from investment securities	(2,230)
Net unrealized appreciation (depreciation) on investment securities	1,942
Net assets	$14,019
Shares outstanding	2,277
Net asset value and offering price per share	$6.16

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$163
Interest income	—	(a)
Securities lending income (net)	—	(a)
	163

Expenses:
Management and advisory	36
Transfer agent	—	(a)
Printing and shareholder reports	2
Custody	8
Administration	2
Legal	1
Audit	17
Trustees	—	(a)
Other	—	(a)
Total expenses	66
Less waiver/reimbursement	(30)
Net expenses	36
Net investment income	127

Net realized gain (loss) on transactions from:
Investment securities	(1,221)

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	4,608
Net realized and unrealized gain	3,387

Net increase In net assets resulting from operations	$3,514

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

6

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$127	$180
Net realized loss from investment securities	(1,221)	(970)
Change in unrealized appreciation (depreciation) on investment securities	4,608	(8,755)
Net increase (decrease) in net assets resulting from operations	3,514	(9,545)

Distributions to shareholders:
From net investment income	(180)	(132)
From net realized gains	—	(2,745)
Total distributions to shareholders	(180)	(2,877)

Capital share transactions:
Proceeds from shares sold	4	1
Dividends and distributions reinvested	180	2,877
Cost of shares redeemed	(455)	(1,051)
Net increase (decrease) in net assets from capital shares transactions	(271)	1,827

Net increase (decrease) in net assets	3,063	(10,595)

Net assets:
Beginning of year	$10,956	$21,551
End of year	$14,019	$10,956
Undistributed net investment income	$127	$180

Share activity:
Shares issued	1	—
Shares issued-reinvested from distributions	32	392
Shares redeemed	(89)	(147)
Net increase (decrease) in shares outstanding	(56)	245

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.70	$10.32	$9.50	$9.49	$11.66
Investment operations
Net investment income(a)	0.06	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.48	(4.28)	1.55	0.72	1.62
Total operations	1.54	(4.19)	1.61	0.77	1.66
Distributions
From net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.14)
From net realized gains	—	(1.36)	(0.74)	(0.72)	(3.69)
Total distributions	(0.08)	(1.43)	(0.79)	(0.76)	(3.83)
Net asset value
End of year	$6.16	$4.70	$10.32	$9.50	$9.49
Total return(b)	32.95%	(45.59)%	17.72%	8.76%	17.29%
Net assets end of year (000’s)	$14,019	$10,956	$21,551	$19,409	$19,991
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	0.56%	0.47%	0.47%	0.45%	0.44%
Net investment income, to average net assets	1.07%	1.08%	0.64%	0.49%	0.36%
Portfolio turnover rate	46%	32%	47%	19%	29%

(a)  Calculated based on average number of shares outstanding.

(b)    Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Equity II VP (the “Fund”) is part of TST.

The Fund seeks long-term capital growth.

The Fund currently offers one class of shares: an Initial Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:

0.30% of average daily net assets

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.30% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$30	12/31/2012
Fiscal Year 2008:	$29	12/31/2011
Fiscal Year 2007:	$34	12/31/2010

Distribution and service fees: TST has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.15%.

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$5,216
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	5,794
U.S. Government	—

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$372	December 31, 2016

$1,752	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$180
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	141
Long-term Capital Gain	2,736

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$127
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(2,124)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$1,836
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Pending effectiveness April 2010, the Fund will change its sub-adviser to Wellington Management Company. Additionally, there will be a name change to Transamerica WMC Diversified Growth II VP.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Equity II VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Equity II VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

14

Transamerica Federated Market Opportunity VP

(unaudited)

MARKET ENVIRONMENT

The reporting period was a tale to two markets. The fiscal year started with global economies falling further into recession. Equity markets hit record high levels of volatility and suffered significant losses. In response, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital-and financial-guarantee programs aimed at restoring the functioning of credit markets. The Federal Reserve Board (“Fed”) lowered the Fed Funds interest rate to a historic low, a range between 0.25% and 0%. This first part of the year was marked with the stock market bottoming in early March.

The second part of the year featured an extraordinarily strong rally in stock prices. The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) rallied 68% from the early March low to its high late in the fiscal year. The rally was supported by improved economic reports, as government stimulus measures helped third-quarter Gross Domestic Product (“GDP”) rise by 2.2%. The S&P 500 ended the entire reporting period with a return of 26.46%.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Federated Market Opportunity VP Initial Class returned 4.20%. By comparison its primary and secondary benchmarks, the Russell 3000® Value Index (“Russell 3000® Value”) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) returned 19.76% and 0.21%, respectively.

STRATEGY REVIEW

The portfolio is managed to provide absolute positive returns with low correlation to the US equity market. The portfolio had a positive return for the fiscal year, but underperformed the return on its market index benchmark.

After the initial equity market collapse, valuations on stocks appeared much more compelling, and the Portfolio’s managers substantially increased the portfolio’s equity holdings. This increased exposure to the stock market generated solid gains. The portfolio was more defensively positioned as economic and financial conditions worsened. Once markets rallied substantially off their lows the portfolio’s managers reduced the portfolio’s net exposure to the stock market and eventually took a net short position with put options in anticipation of a decline in stock prices. The portfolio had substantial cash reserves in addition to put options as a hedge against an anticipated decline in stock prices. The put options on U.S. equity indexes would increase in value if stock prices fell. The rationale for the portfolio’s strategy was that market bubble history and market valuation history in general, and rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during the latter part of the fiscal year. As the market rose over the second half of the year and the Portfolio’s managers increased the holdings of put options, the portfolio had net losses on the put options later in the year.

Equity sector returns were particularly positive in the energy, gold, and material sectors. Among the positive contributors to the Portfolio’s performance, one of the best was Yamana Gold Inc., a Canadian gold mining company. From a country perspective, Canadian stocks were the top contributors to the Portfolio, as the Portfolio held a number of Canadian gold stocks. The largest loss came from the put options on the Russell 2000® Index.

Steven J. Lehman, CFA

Dana L. Meissner, CFA

Co-Portfolio Managers

Federated Equity Management Company of Pennsylvania

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	4.20%	1.32%	8.35%	03/01/1994
Russell 3000® Value *	19.76%	(0.24)%	2.88%
BofA Merrill Lynch 3-Month Treasury Bill *	0.21%	3.02%	2.99%
Service Class	3.95%	1.10%	5.06%	05/01/2003

NOTES

* The Russell 3000® Value Index (“Russell 3000® Value”) and Bank of America Merrill Lynch 3 Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Federated Market Opportunity VP
Initial Class	$1,000.00	$963.40	$4.21	$1,020.92	$4.33	0.85%
Service Class	1,000.00	962.00	5.44	1,019.66	5.60	1.10

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Repurchase Agreement	44.9%
Common Stocks	34.2
Foreign Government Obligations	6.7
Investment Companies	6.4
U.S. Government Obligations	5.2
Purchased Options	3.1
Securities Lending Collateral	0.4
Reverse Convertible Bond	0.2
Other Assets and Liabilities - Net(a)	(1.1)
Total	100.0%

(a)          The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 5.2%
United States - 5.2%
U.S. Treasury Bond
3.50%, 02/15/2039	$7,500		$6,143
4.38%, 11/15/2039		9,900	9,476
Total U.S. Government Obligations (cost $16,764)			15,619

FOREIGN GOVERNMENT OBLIGATIONS - 6.7%
Argentina - 1.0%
Republic of Argentina
0.94%, 08/03/2012 *		5,500	1,895
8.28%, 12/31/2033		1,396	1,043
Brazil - 1.9%
Notas do Tesouro Nacional
6.00%, 05/15/2015	BRL	2,500	2,621
10.00%, 01/01/2012	BRL	5,000	2,782
Colombia - 0.4%
Colombia Government International Bond
11.75%, 03/01/2010	COP	2,550,000	1,261
Hungary - 0.6%
Hungary Government Bond
8.00%, 02/12/2015	HUF	345,000	1,851
Poland - 1.0%
Poland Government Bond
5.25%, 10/25/2017	PLN	9,200	3,038
South Africa - 0.7%
Republic of South Africa
7.50%, 01/15/2014	ZAR	17,000	2,223
Turkey - 1.1%
Republic of Turkey
Zero Coupon, 11/03/2010	TRY	5,000	3,146
Total Foreign Government Obligations (cost $15,968)			19,860

		Shares
COMMON STOCKS - 34.2%
Canada - 6.9%
Agnico-Eagle Mines, Ltd.		45,000	2,430
Barrick Gold Corp.		110,000	4,332
Enerplus Resources Trust		110,000	2,526
Goldcorp, Inc.		50,000	1,967
Kinross Gold Corp.		305,000	5,611
Pan American Silver Corp. ‡		75,000	1,786
Yamana Gold, Inc.		190,000	2,162
Greece - 0.8%
Opap SA		110,000	2,417
Japan - 10.1%
FamilyMart Co., Ltd.		50,000	1,476
Lawson, Inc. Λ		50,000	2,208
Nintendo Co., Ltd.		20,500	4,896
NTT DoCoMo, Inc.		4,800	6,698
Sankyo Co., Ltd.		65,000	3,255
Secom Co., Ltd.		45,000	2,137
Seven & I Holdings Co., Ltd.		150,000	3,064
Takeda Pharmaceutical Co., Ltd.		160,000	6,592
Switzerland - 0.8%
Noble Corp.		59,000	2,401
United Kingdom - 1.2%
Ensco International PLC ADR		90,000	3,595
United States - 14.4%
Archer-Daniels-Midland Co.		55,000	1,722
Baker Hughes, Inc.		75,000	3,036
Bunge, Ltd.		40,000	2,553
Biogen Idec, Inc. ‡		60,000	3,210
BJ’s Wholesale Club, Inc. ‡		90,000	2,944
Bristol-Myers Squibb Co.		100,000	2,525
Cephalon, Inc. ‡		68,000	4,244
Genzyme Corp. ‡		70,000	3,431
Gilead Sciences, Inc. ‡		80,000	3,462
Patterson-UTI Energy, Inc.		130,000	1,996
Pharmaceutical Product Development, Inc.		150,000	3,516
Rowan Cos., Inc. ‡		175,000	3,961
Tidewater, Inc.		60,000	2,877
Unit Corp. ‡		90,000	3,825
Total Common Stocks (cost $94,521)			102,855

INVESTMENT COMPANIES - 6.4%
Canada - 2.8%
Central Fund of Canada, Ltd. -Class A		600,000	8,268
United States - 3.6%
PowerShares DB Agriculture Fund		410,000	10,840
Total Investment Companies (cost $17,044)			19,108

		Notional Amount
PURCHASED OPTIONS - 3.1%
Put Options - 3.1%
Consumer Discretionary Select	$360,000		1,567
Put Strike $34.00
Expires 03/20/2010
Consumer Discretionary Select Sector SPDR Trust		1,023,500	563
Put Strike $30.00
Expires 01/16/2010
iShares MSCI Emerging Market		228,300	1,370
Put Strike $47.00
Expires 03/20/2010
iShares Trust		246,500	850
Put Strike $66.00
Expires 01/16/2010
Midcap SPDR Trust		100,000	1,415
Put Strike $146.00
Expires 03/20/2010
PowerShares QQQ		741,000	289
Put Strike $45.00
Expires 01/16/2010
PowerShares QQQ		290,000	1,538
Put Strike $51.00
Expires 03/20/2010
SPDR Trust		120,000	1,563
Put Strike $124.00
Expires 03/20/2010
Total Purchased Options (cost $17,808)			9,155

		Principal
REVERSE CONVERTIBLE BOND - 0.2% ұ
United States - 0.2%
Lehman Brothers Holdings, Inc.
18.20%, 01/27/2009 -144A § Ə Џ		899	594
Total Reverse Convertible Bond (cost $4,094)

The notes to the financial statements are an integral part of this report.

4

	Principal	Value
REPURCHASE AGREEMENT - 44.9%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $134,492 on 01/04/2010. Collateralized by a U.S. Government Obligation, a zero coupon, due 06/17/2010, and with a value of $137,186.	$134,492	$134,492
Total Repurchase Agreement (cost $134,492)

	Shares
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	1,156,250	1,156

Total Securities Lending Collateral (cost $1,156)

Total Investment Securities (cost $301,847) #		302,839
Other Assets and Liabilities - Net		(3,270)

Net Assets		$299,569

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	(6,600)	02/03/2010	(5,400)	$(508)
Australian Dollar	(7,400)	03/08/2010	(6,341)	(259)
Brazilian Real	(11,365)	01/05/2010	(6,459)	(62)
Brazilian Real	11,365	01/05/2010	6,532	(11)
Brazilian Real	(11,365)	04/05/2010	(6,407)	1
Canadian Dollar	(19,608)	04/05/2010	(18,194)	(555)
Canadian Dollar	(16,484)	04/05/2010	(15,289)	(473)
Canadian Dollar	11,237	04/05/2010	10,610	134
Colombian Peso	(9,110,951)	03/16/2010	(4,519)	77
Czech Republic Koruna	(82,677)	04/01/2010	(4,713)	219
Czech Republic Koruna	82,677	04/01/2010	4,515	(22)
Euro	(2,400)	02/10/2010	(3,407)	(33)
Hungarian Forint	(871,259)	04/06/2010	(4,605)	34
Hungarian Forint	871,259	04/06/2010	4,434	137
Japanese Yen	(2,539,386)	03/08/2010	(28,428)	1,152
New Zealand Dollar	(13,300)	03/08/2010	(9,435)	(174)
Norwegian Krone	(27,298)	03/12/2010	(4,671)	(28)
Peruvian Sol	2,732	01/11/2010	954	(9)
Polish Zloty	(13,761)	04/06/2010	(4,672)	(103)
Republic of Korea Won	1,262,760	05/07/2010	1,020	71
Republic of Korea Won	(1,262,760)	05/07/2010	(1,072)	(19)
Russian Ruble	35,700	05/14/2010	1,020	134
South African Rand	(36,336)	04/01/2010	(4,582)	(257)
Swedish Krona	44,737	03/12/2010	6,222	33
Swedish Krona	(44,737)	03/12/2010	(6,358)	103
				$(418)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Canadian Dollar	3,600	04/06/2010	$15
Sell	Norwegian Krone	(19,555)	04/06/2010	65
Buy	Canadian Dollar	4,447	02/02/2010	191
Sell	New Zealand Dollar	(6,000)	02/02/2010	(284)
Buy	Japanese Yen	375,628	02/02/2010	(15)
Sell	New Zealand Dollar	(6,000)	02/02/2010	(296)
Buy	New Zealand Dollar	6,000	02/02/2010	54
Sell	Japanese Yen	(369,810)	02/02/2010	320
Buy	Norwegian Krone	19,587	04/06/2010	(8)
Sell	Canadian Dollar	(3,600)	04/06/2010	(66)
Buy	Singapore Dollar	4,852	02/02/2010	88
Sell	New Zealand Dollar	(5,000)	02/02/2010	(257)
Buy	Singapore Dollar	4,830	02/03/2010	87
Sell	Australian Dollar	(4,100)	02/03/2010	(320)
Buy	Singapore Dollar	4,568	04/08/2010	(15)
Sell	Swiss Franc	(3,338)	04/08/2010	35
				$(406)

The notes to the financial statements are an integral part of this report.

5

(all amounts in thousands)

INVESTMENTS BY INDUSTRY: (unaudited)	Percentage of Total Investments	Value
Energy Equipment & Services	7.1%	$21,691
Foreign Government Obligation	6.6	19,860
Capital Markets	6.3	19,108
Metals & Mining	6.1	18,288
U.S. Government Obligation	5.2	15,619
Biotechnology	4.7	14,347
Food & Staples Retailing	3.2	9,692
Derivative	3.0	9,155
Pharmaceuticals	3.0	9,117
Wireless Telecommunication Services	2.2	6,698
Software	1.6	4,896
Food Products	1.4	4,275
Life Sciences Tools & Services	1.2	3,516
Leisure Equipment & Products	1.1	3,255
Oil, Gas & Consumable Fuels	0.8	2,526
Hotels, Restaurants & Leisure	0.8	2,417
Commercial Services & Supplies	0.7	2,137
Diversified Financial Services	0.2	594
Investment Securities, at Value	55.2	167,191
Short-Term Investments	44.8	135,648
Total Investments	100.0%	$302,839

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2009.
‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $1,101.
ұ

A bond that can be converted to cash, debt or equity at the discretion of the issuer at a set date. The bond contains an embedded derivative that allows the issuer to put the bond to bondholders at a set date prior to the bond’s maturity for existing debt or shares of an underlying company. The underlying company need not be related in any way to the issuer’s business.

§	Illiquid. These securities aggregated $594, or 0.20%, of the Fund’s net assets.
Џ	In default.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of $594, or 0.20% of the Fund’s net assets.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $302,779. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $16,277 and $16,217, respectively. Net unrealized appreciation for tax purposes is $60.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $594, or 0.20%, of the Fund’s net assets.

ADR	American Depositary Receipt
BRL	Brazilian Real
COP	Columbian Peso
HUF	Hungarian Forint
MSCI	Morgan Stanley Capital Investments
PLN	Polish Zloty
QQQ	PowerShares Exchange Traded Fund
SPDR	Standard & Poor’s Depository Receipt
TRY	Turkish New Lira
ZAR	South African Rand

The notes to the financial statements are an integral part of this report.

6

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$—	$5,671	$—	$5,671
Equities - Consumer Staples	7,219	6,747	—	13,966
Equities - Derivative	9,155	—	—	9,155
Equities - Energy	24,218	—	—	24,218
Equities - Health Care	20,388	6,592	—	26,980
Equities - Industrials	—	2,137	—	2,137
Equities - Information Technology	—	4,896	—	4,896
Equities - Materials	18,289	—	—	18,289
Equities - Telecommunication Services	—	6,698	—	6,698
Fixed Income - Financials	—	594	—	594
Fixed Income - Foreign Government Obligation	—	19,860	—	19,860
Fixed Income - U.S. Government Obligation	—	15,619	—	15,619
Investment Company - Financials	19,108	—	—	19,108
Cash & Cash Equivalent - Repurchase Agreement	—	134,492	—	134,492
Cash & Cash Equivalent - Securities Lending Collateral	1,156	—	—	1,156
Total	$99,533	$203,306	$—	$302,839

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts - Appreciation	$—	$2,950	$—	$2,950
Forward Foreign Currency Contracts - Depreciation	—	(3,774)	—	(3,774)
Total	$—	$(824)	$—	$(824)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the period ending December 31, 2009:

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 12/31/2009
Fixed Income - Financials	$184	$—	$—	$—	$410	$(594)	$—
Total	$184	$—	$—	$—	$410	$(594)	$—

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

7

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $167,355)	$168,347
(including securities loaned of $1,101)
Repurchase agreement, at value (cost: $134,492)	134,492
Foreign currency (cost: $256)	256
Receivables:
Shares sold	35
Interest	717
Securities lending income (net)	1
Dividends	50
Dividend reclaims	10
Unrealized appreciation on forward foreign currency contracts	2,950
306,858
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,436
Shares redeemed	658
Management and advisory fees	193
Distribution and service fees	3
Administration fees	5
Printing and shareholder reports fees	29
Audit and tax fees	10
Other	25
Collateral for securities on loan	1,156
Unrealized depreciation on forward foreign currency contracts	3,774
7,289
Net assets	$299,569

Net assets consist of:
Capital stock ($.01 par value)	$246
Additional paid-in capital	356,395
Undistributed net investment income	11,030
Undistributed (accumulated) net realized gain (loss) on investment securities, written option and swaption contracts, and foreign currency transactions	(68,274)
Net unrealized appreciation (depreciation) on:
Investment securities	992
Translation of assets and liabilities denominated in foreign currencies	(820)
Net assets	$299,569
Net assets by class:
Initial Class	$285,979
Service Class	13,590
Shares outstanding:
Initial Class	23,529
Service Class	1,066
Net asset value and offering price per share:
Initial Class	$12.15
Service Class	12.74

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $156)	$2,217
Interest income (Withholding taxes on foreign interest of $29)	1,830
Securities lending income (net)	48
4,095
Expenses:
Management and advisory	2,346
Printing and shareholder reports	73
Custody	77
Administration	63
Legal	16
Audit and tax	21
Trustees	12
Transfer agent	6
Distribution and service:
Service Class	35
Other	10
Total expenses	2,659

Net investment income	1,436

Net realized gain (loss) on transactions from:
Investment securities	(42,916)
Written option and swaption contracts	440
Foreign currency transactions	9,978
(32,498)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	44,556
Written option and swaption contracts	(362)
Translation of assets and liabilities denominated in foreign currencies	(1,190)
Change in unrealized appreciation (depreciation)	43,004
Net realized and unrealized gain	10,506

Net increase in net assets resulting from operations	$11,942

The notes to the financial statements are an integral part of this report.

8

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$1,436	$6,378
Net realized gain (loss) from investment securities, written option and swaption contracts, and foreign currency transactions	(32,498)	16,304
Change in net unrealized appreciation (depreciation) on investment securities, written option and swaption contracts, and foreign currency translation	43,004	(40,443)
Net increase (decrease) in net assets resulting from operations	11,942	(17,761)

Distributions to shareholders:
From net investment income:
Initial Class	(9,584)	(16,734)
Service Class	(362)	(978)
	(9,946)	(17,712)
From net realized gains:
Initial Class	(29,070)	—
Service Class	(1,275)	—
	(30,345)	—
Total distributions to shareholders	(40,291)	(17,712)

Capital share transactions:
Proceeds from shares sold:
Initial Class	32,533	63,593
Service Class	5,760	12,278
	38,293	75,871
Dividends and distributions reinvested:
Initial Class	38,654	16,734
Service Class	1,637	978
	40,291	17,712
Cost of shares redeemed:
Initial Class	(56,555)	(150,484)
Service Class	(6,560)	(21,972)
	(63,115)	(172,456)
Net increase (decrease) in net assets from capital shares transactions	15,469	(78,873)

Net decrease in net assets	(12,880)	(114,346)

Net assets:
Beginning of year	312,449	426,795
End of year	$299,569	$312,449
Undistributed net investment income	$11,030	$9,567

Share activity:
Shares issued:
Initial Class	2,372	4,233
Service Class	412	797
	2,784	5,030
Shares issued-reinvested from distributions:
Initial Class	3,153	1,161
Service Class	127	65
	3,280	1,226
Shares redeemed:
Initial Class	(4,325)	(10,456)
Service Class	(480)	(1,509)
	(4,805)	(11,965)
Net increase (decrease) in shares outstanding:
Initial Class	1,200	(5,062)
Service Class	59	(647)
	1,259	(5,709)

The notes to the financial statements are an integral part of this report.

9

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.37	$14.66	$15.40	$16.52	$17.59
Investment operations
Net investment income(a)	0.06	0.24	0.41	0.48	0.30
Net realized and unrealized gain (loss)	0.52	(0.85)	(0.50)	— (b)	0.52
Total operations	0.58	(0.61)	(0.09)	0.48	0.82
Distributions
From net investment income	(0.45)	(0.68)	(0.58)	(0.28)	(0.40)
From net realized gains	(1.35)	—	(0.07)	(1.32)	(1.49)
Total distributions	(1.80)	(0.68)	(0.65)	(1.60)	(1.89)
Net asset value
End of year	$12.15	$13.37	$14.66	$15.40	$16.52
Total return(c)	4.20%	(4.53)%	(0.48)%	2.76%	4.96%
Net assets end of year (000’s)	$285,979	$298,449	$401,656	$518,866	$577,785
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.82%	0.81%	0.83%
Net investment income, to average net assets	0.47%	1.64%	2.72%	2.94%	1.76%
Portfolio turnover rate	183%	290%	56%	91%	55%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.91	$15.20	$15.94	$17.05	$18.12
Investment operations
Net investment income(a)	0.05	0.21	0.38	0.45	0.27
Net realized and unrealized gain (loss)	0.52	(0.87)	(0.52)	0.01	0.54
Total operations	0.57	(0.66)	(0.14)	0.46	0.81
Distributions
From net investment income	(0.39)	(0.63)	(0.53)	(0.25)	(0.39)
From net realized gains	(1.35)	—	(0.07)	(1.32)	(1.49)
Total distributions	(1.74)	(0.63)	(0.60)	(1.57)	(1.88)
Net asset value
End of year	$12.74	$13.91	$15.20	$15.94	$17.05
Total return(c)	3.95%	(4.65)%	(0.70)%	2.47%	4.72%
Net assets end of year (000’s)	$13,590	$14,000	$25,139	$32,406	$32,851
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.07%	1.06%	1.08%
Net investment income, to average net assets	0.31%	1.38%	2.48%	2.67%	1.54%
Portfolio turnover rate	183%	290%	56%	91%	55%

(a)          Calculated based on average number of shares outstanding.

(b)         Rounds to less than ($0.01) or $0.01.

(c)          Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

10

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Federated Market Opportunity VP (the “Fund”) is part of TST.

The Fund seeks to provide absolute (positive) returns with low correlation to U.S. equity market..

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2009 are listed in the Schedule of Investments.

Option contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. The Fund writes call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Transactions in written options during the year ended December 31, 2009 were as follows:

	Premium	Notional Amount
Balance at December 31, 2008	$458	80,000
Sales	—	—
Closing Buys	(115)	(20,000)
Expirations	(343)	(60,000)
Exercised	—	—
Balance at December 31, 2009	$—	—

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $65 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation, including forward contracts, swap contracts, and future contracts. These are generally categorized as a level 2 in the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$25,053	8.36%
Transamerica Asset Allocation-Growth VP	3,352	1.12
Transamerica Asset Allocation-Moderate VP	39,702	13.25
Transamerica Asset Allocation-Moderate Growth VP	35,725	11.93
Total	$103,832	34.66%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $750 million	0.675%
Over $750 million	0.65%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$267,948
U.S. Government	33,761
Proceeds from maturities and sales of securities:
Long-term	462,852
U.S. Government	17,150

15

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$2,950	Unrealized depreciation on forward foreign currency contracts	$(3,774)
Equity Contracts	Investments Securities, at value	9,155	Investments Securities, at value	(—)
Total		$12,105		$(3,774)

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Purchased options and swaptions	Written options and swaptions	Forwards	Total
Foreign Exchange Contracts	$—	$—	$10,176	$10,176
Equity Contracts	(52,484)	440	—	(52,044)
Total	(52,484)	440	10,176	(41,868)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Purchased options and swaptions	Written options and swaptions	Forwards	Total
Foreign Exchange Contracts	$—	$—	$(1,203)	$(1,203)
Equity Contracts	(8,651)	(362)	—	(9,013)
Total	(8,651)	(362)	(1,203)	(10,216)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$9,973
Undistributed (accumulated) net realized gain (loss) from investment securities	$(9,973)

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$67,309	December 31, 2017

16

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$32,701
Long-term Capital Gain	7,590
2008 Distributions paid from:
Ordinary Income	17,712
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$10,367
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(67,309)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$(396)
Net Unrealized Appreciation (Depreciation)	$266
Other Temporary Differences	$—

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

17

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Federated Market Opportunity VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Federated Market Opportunity VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

18

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $7,590 for the year ended December 31, 2009.

19

Transamerica Focus VP

(Formerly Known As Transamerica Legg Mason Partners All Cap VP)

(unaudited)

MARKET ENVIRONMENT

During the twelve months ended December 31, 2009, equity markets experienced tremendous volatility as they grappled with, and then overcame, a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. Government and Treasury Department to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period decidedly higher.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. Gross Domestic Product (“GDP”) was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Focus VP Initial Class returned 27.91%. By comparison its primary and former benchmarks, the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and the Russell 3000® Index (“Russell 3000®”), returned 26.46% and 28.34%, respectively.

STRATEGY REVIEW

Transamerica Investment Management, LLC (“TIM”) became the sub-adviser for this Portfolio on November 20, 2009. Going forward, as sub-adviser for Transamerica Focus VP, we will adhere to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. TIM’s goal with the Transamerica Focus VP will be to provide superior risk-adjusted returns, long-term capital appreciation and to outperform relative benchmarks such as the S&P 500 over a full market cycle (typically 3-5 years).

Edward S. Han

Kirk J. Kim

Joshua D. Shaskan, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	27.91%	0.29%	3.13%	05/03/1999
S&P 500*	26.46%	0.42%	(0.95)%	05/03/1999
Russell 3000®*	28.34%	0.76%	(0.20)%	05/03/1999
Service Class	27.57%	0.03%	5.27%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and Russell 3000® Index (“Russell 3000®”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Focus VP
Initial Class	$1,000.00	$1,229.50	$5.00	$1,020.72	$4.53	0.89%
Service Class	1,000.00	1,229.20	6.41	1,019.46	5.80	1.14

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	94.3%
Repurchase Agreement	5.7
Other Assets and Liabilities - Net	0.0 *
Total	100.0%

* Amount rounds to less than 0.05% or (0.05)%.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 94.3%
Air Freight & Logistics - 2.8%
CH Robinson Worldwide, Inc.	78,200	$4,593
Biotechnology - 5.6%
Alexion Pharmaceuticals, Inc. ‡	68,000	3,320
Gilead Sciences, Inc. ‡	36,800	1,593
Human Genome Sciences, Inc. ‡	131,400	4,021
Capital Markets - 2.1%
BlackRock, Inc. -Class A	14,800	3,437
Teton Advisors, Inc. -Class B ‡ Ə	195	♦
Chemicals - 2.4%
Praxair, Inc.	48,600	3,903
Commercial Banks - 3.2%
PrivateBancorp, Inc. -Class A	239,650	2,150
SunTrust Banks, Inc.	145,600	2,954
Communications Equipment - 7.3%
Palm, Inc. ‡	300,000	3,012
QUALCOMM, Inc.	189,600	8,770
Computers & Peripherals - 6.4%
Apple, Inc. ‡	48,900	10,311
Diversified Consumer Services - 6.1%
K12, Inc. ‡	176,200	3,572
Strayer Education, Inc.	30,035	6,382
Diversified Financial Services - 2.3%
JPMorgan Chase & Co.	91,300	3,804
Electrical Equipment - 1.2%
Baldor Electric Co.	72,070	2,024
Health Care Equipment & Supplies - 3.8%
Covidien PLC	129,300	6,192
Health Care Providers & Services - 0.9%
Nighthawk Radiology Holdings, Inc. ‡	316,400	1,433
Hotels, Restaurants & Leisure - 1.7%
Marriott International, Inc. -Class A	64	2
Peet’s Coffee & Tea, Inc. ‡	81,000	2,699
Internet & Catalog Retail - 8.6%
Amazon.com, Inc. ‡	68,350	9,194
priceline.com, Inc. ‡	21,600	4,720
Internet Software & Services - 6.8%
Google, Inc. -Class A ‡	17,900	11,098
Machinery - 4.0%
Kennametal, Inc.	96,980	2,514
PACCAR, Inc.	109,900	3,986
Oil, Gas & Consumable Fuels - 2.2%
Anadarko Petroleum Corp.	56,700	3,539
Pharmaceuticals - 2.7%
Allergan, Inc.	70,400	4,436
Professional Services - 4.6%
Robert Half International, Inc.	272,955	7,296
Road & Rail - 3.9%
Kansas City Southern ‡	94,900	3,159
Landstar System, Inc.	82,700	3,207
Software - 11.6%
Activision Blizzard, Inc. ‡	1,088,600	12,094
Citrix Systems, Inc. ‡	77,800	3,237
Rovi Corp. ‡	111,900	3,566
Textiles, Apparel & Luxury Goods - 2.7%
Nike, Inc. -Class B	66,150	4,371
Wireless Telecommunication Services - 1.4%
Sprint Nextel Corp. ‡	610,000	2,233
Total Common Stocks (cost $149,631)		152,822

	Principal
REPURCHASE AGREEMENT - 5.7%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $9,214 on 01/04/2010. Collateralized by U.S. Government Agency Obligations, 3.75% - 5.00%, due 07/01/2018 - 12/15/2023, and with a total value of $9,399.	$9,214	9,214
Total Repurchase Agreement (cost $9,214)

Total Investment Securities (cost $158,845) #		162,036
Other Assets and Liabilities - Net		(44)

Net Assets		$161,992

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Ə

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of less than $1, or less than 0.01% of the fund’s net assets.

♦	Value is less than $1.
#

Aggregate cost for federal income tax purposes is $158,906. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,420 and $3,290, respectively. Net unrealized appreciation for tax purposes is $3,130.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$30,940	$—	$—	$30,940
Equities - Energy	3,539	—	—	3,539
Equities - Financials	12,345	—	♦	12,345
Equities - Health Care	20,995	—	—	20,995
Equities - Industrials	26,778	—	—	26,778
Equities - Information Technology	43,319	—	—	43,319
Equities - Materials	3,903	—	—	3,903
Equities - Telecommunication Services	11,003	—	—	11,003
Cash & Cash Equivalent - Repurchase Agreement	—	9,214	—	9,214
Total	$152,822	$9,214	$ ♦	$162,036

Level 3 Rollforward

Securities	Beginning Balance at 12/31/08	Net Purchases/ (Sales)		Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 12/31/09
Equities - Financials	$—	$	♦	$—	$—	$—	$—	$	♦
Total	$—	$	♦	$—	$—	$—	$—	$	♦

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $149,631)	$152,822
Repurchase agreement, at value (cost: $9,214)	9,214
Receivables:
Shares sold	124
Dividends	45
Dividend reclaims	35
162,240
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	98
Management and advisory fees	112
Distribution and service fees	1
Administration fees	3
Printing and shareholder reports fees	18
Other	16
248
Net assets	$161,992

Net assets consist of:
Capital stock ($.01 par value)	$175
Additional paid-in capital	164,923
Undistributed net investment income	1,373
Undistributed (accumulated) net realized gain (loss) on investment securities and foreign currency transactions	(7,670)
Net unrealized appreciation (depreciation) on:
Investment securities	3,191
Net assets	$161,992
Net assets by class:
Initial Class	$156,691
Service Class	5,301
Shares outstanding:
Initial Class	16,887
Service Class	572
Net asset value and offering price per share:
Initial Class	$9.28
Service Class	9.27

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $51)	$2,698
Interest income	1
Securities lending income (net)	2
2,701
Expenses:
Management and advisory	1,175
Printing and shareholder reports	47
Custody	27
Administration	29
Legal	7
Audit and tax	17
Trustees	6
Transfer agent	3
Registration	— (a)
Distribution and service:
Service Class	11
Other	4
Total expenses	1,326

Net investment income	1,375

Net realized gain (loss) on transactions from:
Investment securities	(726)
Foreign currency transactions	(3)
(729)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	35,690
Net realized and unrealized gain	34,961

Net increase in net assets resulting from operations	$36,336

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$1,375	$3,730
Net realized gain (loss) from investment securities and foreign currency transactions	(729)	(6,362)
Change in net unrealized appreciation (depreciation) on investment securities	35,690	(94,168)
Net increase (decrease) in net assets resulting from operations	36,336	(96,800)

Distributions to shareholders:
From net investment income:
Initial Class	(3,637)	(3,819)
Service Class	(89)	(109)
	(3,726)	(3,928)
From net realized gains:
Initial Class	—	(31,688)
Service Class	—	(1,173)
	—	(32,861)
Total distributions to shareholders	(3,726)	(36,789)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,863	3,443
Service Class	1,572	1,379
	5,435	4,822
Dividends and distributions reinvested:
Initial Class	3,637	35,507
Service Class	89	1,282
	3,726	36,789
Cost of shares redeemed:
Initial Class	(28,572)	(61,339)
Service Class	(1,351)	(5,874)
	(29,923)	(67,213)
Net decrease in net assets from capital shares transactions	(20,762)	(25,602)
Net increase (decrease) in net assets	11,848	(159,191)

Net assets:
Beginning of year	150,144	309,335
End of year	$161,992	$150,144
Undistributed net investment income	$1,373	$3,730

Share activity:
Shares issued:
Initial Class	482	334
Service Class	187	127
	669	461
Shares issued-reinvested from distributions:
Initial Class	418	3,421
Service Class	10	124
	428	3,545
Shares redeemed:
Initial Class	(3,679)	(5,514)
Service Class	(174)	(563)
	(3,853)	(6,077)
Net (decrease) in shares outstanding:
Initial Class	(2,779)	(1,759)
Service Class	23	(312)
	(2,756)	(2,071)

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.43	$13.88	$14.73	$14.71	$14.22
Investment operations
Net investment income(a)	0.07	0.18	0.16	0.18	0.10
Net realized and unrealized gain (loss)	1.99	(4.67)	(0.01)	2.26	0.48
Total operations	2.06	(4.49)	0.15	2.44	0.58
Distributions
From net investment income	(0.21)	(0.21)	(0.20)	(0.16)	(0.09)
From net realized gains	—	(1.75)	(0.80)	(2.26)	—
Total distributions	(0.21)	(1.96)	(1.00)	(2.42)	(0.09)
Net asset value
End of year	$9.28	$7.43	$13.88	$14.73	$14.71
Total return(b)	27.91%	(36.36)%	1.04%	18.56%	4.08%
Net assets end of year (000’s)	$156,691	$146,079	$297,425	$370,692	$379,373
Ratio and supplemental data
Expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.86%
Net investment income, to average net assets	0.94%	1.62%	1.11%	1.22%	0.68%
Portfolio turnover rate	131%	35%	15%	15%	33%

For a share outstanding throughout each period

	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.41	$13.83	$14.69	$14.68	$14.21
Investment operations
Net investment income(a)	0.05	0.15	0.13	0.15	0.06
Net realized and unrealized gain (loss)	1.98	(4.66)	(0.02)	2.25	0.48
Total operations	2.03	(4.51)	0.11	2.40	0.54
Distributions
From net investment income	(0.17)	(0.16)	(0.17)	(0.13)	(0.07)
From net realized gains	—	(1.75)	(0.80)	(2.26)	—
Total distributions	(0.17)	(1.91)	(0.97)	(2.39)	(0.07)
Net asset value
End of year	$9.27	$7.41	$13.83	$14.69	$14.68
Total return(b)	27.57%	(36.54)%	0.77%	18.29%	3.81%
Net assets end of year (000’s)	$5,301	$4,065	$11,910	$12,810	$8,680
Ratio and supplemental data
Expenses to average net assets	1.15%	1.11%	1.12%	1.13%	1.11%
Net investment income, to average net assets	0.66%	1.35%	0.86%	0.99%	0.44%
Portfolio turnover rate	131%	35%	15%	15%	33%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Effictive November 20, 2009, Transamerica Focus VP changed its name from Transamerica Legg Mason Partners All Cap VP and changed its sub-adviser from ClearBridge Advisors, LLC to Transamerica Investment Management, LLC. (“TIM”). Transamerica Focus VP (the “Fund”) is part of TST.

The Fund seeks to maximize long-term growth.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: The descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

TIM is both an affiliate of the Fund and is a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, TIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.80%
Over $500 million	0.675%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.90% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. The are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$184,419
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	214,102
U.S. Government	—

NOTE 5.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(6)
Undistributed (accumulated) net realized gain (loss) from investment securities	$6

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$4,305	December 31, 2016
$1,279	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$3,726
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	4,736
Long-term Capital Gain	32,053

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$1,378
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(5,584)
Post October Capital Loss Deferral	$(2,025)
Post October Currency Loss Deferral	$(5)
Net Unrealized Appreciation (Depreciation)	$3,130
Other Temporary Differences	$—

NOTE 6.   SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Focus VP (Formerly Known as Transamerica Legg Mason Partners All Cap VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Focus VP formerly known as Transamerica Legg Mason Partners All Cap VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

14

APPROVAL OF NEW SUB-ADVISORY AGREEMENT (unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on July 21, 2009 (the “Meeting”), the Board considered the termination of ClearBridge Advisors, LLC (“ClearBridge”) as sub-adviser for Transamerica Focus VP (formerly known as Transamerica Legg Mason Partners All Cap VP) (the “Fund”) and the appointment of Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”) as the replacement sub-adviser.  The Board authorized Transamerica Asset Management, Inc. (“TAM”) to terminate the sub-advisory Agreement with ClearBridge and approved the sub-advisory Agreement with TIM with respect to the Fund for an initial two-year period (the “TIM Sub-Advisory Agreement”) following a presentation by TAM, and pending shareholder approval.  Discussed below are some of the material factors considered by the Board.

Board Considerations.  To assist the Board in their consideration of the TIM Sub-Advisory Agreement, the Board received in advance of their meeting certain materials and information. In addition, the independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other things, the Board Members considered:

(a) that TAM has advised the Board that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b) that TIM is an experienced and respected asset management firm; that the Board had been provided information demonstrating that TIM has the capabilities, resources and personnel necessary to provide the advisory services to the Fund; and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(c) that in June 2009 the Board had performed a full annual review of a number of sub-advisory agreements with TIM, as required by the 1940 Act, and had determined that TIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Fund;

(d) the proposed responsibilities of TIM and the services to be provided by it;

(e) the fact that the fees paid to TIM will be paid by TAM and not the Fund, and, consequently, advisory fees paid by the Fund will not increase; and that the advisory fees paid by TAM to the Sub-Adviser represent reasonable compensation to the Sub-Adviser in light of the services provided, and the fees paid by similar funds;

(f) that the Proposal is one of a number of initiatives recently approved by the Boards of the Transamerica funds that are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive and rational operating platform;

(g) that the change in sub-adviser, along with the changes to the Fund’s investment objective, strategies and principal risks, as well as its name, will better position the fund over the long-term;

(h) the terms and conditions of the TIM Sub-Advisory Agreement; and

(i) that the Fund would bear a portion of the costs of obtaining shareholder approval of the TIM Sub-Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members, including a majority of the independent Board Members, concluded that the terms of the TIM Sub-Advisory Agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and, that the TIM Sub-Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by the Sub-Adviser under the TIM Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM as to the operations, facilities, organization and personnel of the Sub-Adviser, the ability of the Sub-Adviser to perform its duties under the TIM Sub-Advisory Agreement, and any anticipated changes to the current investment and other practices of the Fund. The Board considered the past performance of other funds managed by the Sub-Adviser having substantially the same objectives, policies and strategies as the Fund and compared such performance with that of a peer group of funds based on information provided by Lipper.

Based on their review of the materials provided and the assurances they had received from Transamerica and TAM, the Board Members determined that the new sub-advisory relationship and arrangements were not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Fees and Costs of Services Provided. The Board considered the sub-advisory fee rate under the TIM Sub-Advisory Agreement as well as the overall management fee structure of the Fund. In evaluating the costs of the services to be provided by the Sub-Adviser under the TIM Sub-Advisory Agreement, the Board Members noted that the Fund does not pay the sub-advisory fee.

Fall-Out Benefits. The Board Members also considered the character and amount of other incidental benefits received by the Sub-Adviser, including the use of portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer, and the potential for increased visibility in the marketplace as a result of the Sub-Adviser’s relationship with its Fund.

Investment Performance. The Board noted the Sub-Adviser’s considerable investment management experience, capabilities and resources, [as well as the past performance of other accounts managed by the Sub-Adviser having similar investment objectives and strategy,] but were unable to predict what effect, if any, execution of  the TIM Sub-Advisory Agreement would have on the future performance of the Fund.

Other Considerations. The Board Members considered that the proposal to replace ClearBridge with TIM is one of a number of initiatives recently approved by the Board Members of the Transamerica funds that are designed to streamline the Transamerica fund complex, to promote operating efficiencies, and to result in a more cohesive fund platform.

15

TRANSAMERICA SERIES TRUST

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered investment management companies to report on all subject matters put to the vote of shareholders and provide final results.  Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item.

At a special meeting of shareholders held on October 23, 2009, the results of Proposal 1 were as follows:

Proposal 1:  To approve a new sub-advisory agreement with a new sub-adviser.

For	Against	Abstentions/Broker Non-Votes
$137,616,109.14	$6,646,667.73	$10,844,661.61

16

Transamerica Foxhall Emerging Markets/Pacific Rim VP

(unaudited)

MARKET ENVIRONMENT

2009- A Tale of Two Trends.

January and February of 2009 were an extension of the market free fall of 2008.  The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) fell nearly 12% after having fallen just under 55% in 2008.

In close correlation to the global developed markets, the performance trend began its reversal in early March and shot up approximately 55% in just three months.  The remainder of the year saw additional gains and the index closed up just over 75% for the year but still 20% below January 2, 2008 levels.

Adding to the confusion, underlying economies worldwide are showing little to no fundamental strength and some are much worse.  Note such headlines as “Greece Teeters on the Verge of Bankruptcy” and “Dubai World Seeks to Delay Debt Payments as Default Risk Soars.”

The global equity market rallies were a great relief to many investors after the massive declines in 2008 and the frightening start in 2009 but the foundation of gains seems to hearken back to ex-Fed Chairman Greenspan’s “irrational exuberance” comments of several years ago.

Foxhall is not a market predictor but relies on a complex matrix of technical analysis to indicate whether the market trends are bullish or bearish.  The trend is clearly bullish but technical analysis suggests a correction is overdue.  Foxhall is invested but based on a mathematical calculation of market volatility, finished 2009 with a cash and treasury position of approximately 28% as one of several risk management techniques employed for the benefit of investors that understand the opportunity of investing in the emerging markets but prefer to do so with caution and less than 100% exposure to the downside that was demonstrated in 2008 and early 2009.

PERFORMANCE

For the period from inception July 1, 2009 through December 31, 2009, Transamerica Foxhall Emerging Markets/Pacific Rim VP Initial Class returned 9.60%.  By comparison its primary and secondary benchmarks, MSCI-EMI and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 31.42% and 1.62%, respectively.

STRATEGY REVIEW

Transamerica Foxhall Emerging Markets/Pacific Rim VP invests primarily in index based Exchange Traded Funds (“ETFs”) in order to access the equity markets of one or more emerging or Pacific Rim countries, while also seeking to deliver volatility levels to the investor that are generally lower than might be considered “typical” for this asset category.

A second element of Foxhall’s volatility reduction objective is the ability to shift assets out of equity-based ETFs in favor of fixed income investments.  This “defensive” profile is employed when emerging markets stock markets are determined to have entered a long term downtrend.  Foxhall’s objective of preserving value when markets are threatening investor wealth seeks to reduce investment volatility, and periods of loss experienced by investors.  When successful, this has the important benefit to investors of minimizing the gains needed to recoup investment losses that result when assets remain invested in markets that are displaying the characteristic of a “Bear Market.”

Determination of long term stock market trends is based on extensive quantitative and technical research, built upon proprietary analysis of market data.  Security selection is based on proprietary relative strength analysis in order to identify leading vs. lagging markets.  Sophisticated optimization technology is then employed to combine leading markets into a portfolio with high return vs. risk expectations.  The third component contributing to Foxhall’s objective of reducing the volatility of an inherently volatile asset category is the inclusion of a money market fund in the relative strength analysis.  Foxhall’s portfolio construction rules preclude buying securities displaying less “strength” than money market.  This ‘rule’ contributes to meeting the dual objectives of preserving value when stock markets are weakening and reducing the overall volatility experienced by investors.

Though the portfolio was not available until July 2009, Foxhall has been managing individual accounts using the same strategy since 2005.

1

The 2nd quarter, 3rd quarter and 4th quarters saw the markets dramatically reverse.  Foxhall’s low volatility discipline resulted in lagging absolute performance; this was not inconsistent with the objective or expectations.  Risk management is at the heart of Foxhall’s investment approach.  Stock markets in a major trend transition tend to be unstable, with their future direction highly uncertain and unpredictable.  In light of this, a fourth volatility reduction method employed at Foxhall is the application of a risk exposure algorithm designed to prevent the strategy from being fully invested in a market that exceeds volatility levels that Foxhall has identified.  Though emerging markets enjoyed out sized performance in 2009, volatility also remained at out sized levels, indicating continued high levels of market uncertainty, therefore the portfolio closed the year 72% invested in equity ETFs, with 28% “on the sidelines” in money market and short term U.S. Treasury ETFs.

Paul Dietrich

David H. Morton

David Sade

Co-Portfolio Managers

Foxhall Capital Management, Inc.

2

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	9.60%	07/01/2009
MSCI-EMI *	31.42%	07/01/2009
BofA Merrill Lynch 3-Month Treasury Bill *	1.62%	07/01/2009
Service Class	9.40%	07/01/2009

NOTES

* The Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) and Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 (commencement of operations) and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Initial Class	$1,000.00	$1,096.00	$5.28	$1,020.16	$5.09	1.00%
Service Class	1,000.00	1,094.00	6.60	1,018.90	6.36	1.25

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	90.5%
Repurchase Agreement	12.0
Other Assets and Liabilities - Net	(2.5)
Total	100.0%

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 90.5%
Capital Markets - 90.5%
First Trust ISE Chindia Index Fund	19,780	$422
iShares Barclays 1-3 Year Treasury Bond Fund	13,240	1,098
iShares Barclays Short Treasury Bond Fund	9,965	1,098
iShares MSCI All Country Asia ex Japan Index Fund	46,975	2,618
iShares MSCI Chile Investable Market Index Fund	14,130	774
iShares MSCI Israel Capped Index Fund	14,230	774
iShares MSCI Malaysia Index Fund	72,850	774
iShares MSCI Singapore Index Fund	79,065	908
iShares S&P Latin America 40 Index Fund	19,020	909
SPDR Barclays Capital 1-3 Month T-Bill ETF	23,950	1,099
SPDR S&P Emerging Small Cap ETF	46,460	2,211
Wisdomtree Emerging Markets Small Cap Dividend Fund	51,645	2,223
Total Investment Companies (cost $14,537)		14,908

	Principal
REPURCHASE AGREEMENT - 12.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $1,976 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $2,017.	$1,976	1,976
Total Repurchase Agreement (cost $1,976)

Total Investment Securities (cost $16,513) #		16,884
Other Assets and Liabilities - Net		(412)

Net Assets		$16,472

NOTE TO SCHEDULE OF INVESTMENTS:

#

Aggregate cost for federal income tax purposes is $16,513. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $419 and $48, respectively. Net unrealized appreciation for tax purposes is $371.

DEFINITIONS:

MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depository Receipt

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$14,908	$—	$—	$14,908
Cash & Cash Equivalent - Repurchase Agreement	—	1,976	—	1,976
Total	$14,908	$1,976	$—	$16,884

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $14,537)	$14,908
Repurchase agreement, at value (cost: $1,976)	1,976
Receivables:
Shares sold	358
Dividends	33
Due from advisor	5
17,280
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	776
Shares redeemed	14
Distribution and service fees	1
Printing and shareholder reports fees	5
Audit and tax fees	7
Other	5
808
Net assets	$16,472

Net assets consist of:
Capital stock ($.01 par value)	$15
Additional paid-in capital	15,703
Undistributed net investment income	112
Undistributed (accumulated) net realized gain (loss) from investment securities	271
Net unrealized appreciation (depreciation) on:
Investment securities	371
Net assets	$16,472
Net assets by class:
Initial Class	$12,102
Service Class	4,370
Shares outstanding:
Initial Class	1,105
Service Class	399
Net asset value and offering price per share:
Initial Class	$10.96
Service Class	10.94

STATEMENT OF OPERATIONS

For the period ended December 31, 2009 (b)

(all amounts in thousands)

Investment income:
Dividend income	$155
Interest income	—	(a)
	155
Expenses:
Management and advisory	37
Printing and shareholder reports	13
Custody	9
Administration	1
Legal	4
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	1
Total expenses	79
Less waiver/reimbursement	(36)
Net expenses	43

Net investment income	112

Net realized gain (loss) on transactions from:
Investment securities	271

Net increase in unrealized appreciation (depreciation) on:
Investment securities	371
Net realized and unrealized gain	642

Net increase in net assets resulting from operations	$754

(a)   Rounds to less than $1.

(b)   Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$112
Net realized gain (loss) from investment securities	271
Change in net unrealized appreciation (depreciation) on investment securities	371
Net increase in net assets resulting from operations	754

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,015
Service Class	4,318
16,333
Cost of shares redeemed:
Initial Class	(590)
Service Class	(25)
(615)
Net increase in net assets from capital shares transactions	15,718

Net increase in net assets	16,472

Net assets:
Beginning of period	—
End of period	$16,472
Undistributed net investment income	$112

Share activity:
Shares issued:
Initial Class	1,162
Service Class	401
1,563
Shares redeemed:
Initial Class	(57)
Service Class	(2)
(59)
Net increase (decrease) in shares outstanding:
Initial Class	1,105
Service Class	399
1,504

(a)   Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class Jul 1 to Dec 31, 2009(a)		Service Class Jul 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(b),(c)	0.12		0.38
Net realized and unrealized gain	0.84		0.56
Total operations	0.96		0.94
Net asset value
End of period	$10.96		$10.94

Total return(d)	9.60	%(e)	9.40	%(e)

Net assets end of period (000’s)	$12,102		$4,370
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	1.87	%(g)	2.12	%(g)
Net investment income, to average net assets(c)	2.29	%(g)	7.03	%(g)
Portfolio turnover rate(h)	207	%(e)	207	%(e)

(a)	Commenced operations on July 1, 2009.

(b)	Calculated based on average number of shares outstanding.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Do not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Foxhall Emerging Markets/Pacific Rim VP (the “Fund”) commenced operations on July 1, 2009.  The Fund is part of TST.

The Fund seeks long-term growth of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the period ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from  investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$274	1.66%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009	$36	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$31,858
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	17,593
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income		$383
Undistributed Long-term Capital Gain	$
Capital Loss Carryforward		$—
Post October Capital Loss Deferral		$—
Post October Currency Loss Deferral		$—
Net Unrealized Appreciation (Depreciation)		$371
Other Temporary Differences		$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Foxhall Emerging Markets/Pacific Rim VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Foxhall Emerging Markets/Pacific Rim VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica Foxhall Emerging Markets/Pacific Rim VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST on behalf of Transamerica Foxhall Emerging Markets/Pacific Rim VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund between TAM and Foxhall Capital Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.  Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund, noting that the Sub-Adviser currently did not manage any comparable funds.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser.  They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund).  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

It was noted that in order for the Fund to be entitled to invest in the Vanguard exchange-traded funds (“ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs.  It was noted that TAM will render “manager of managers” services to the Fund by, among other things, closely monitoring the Sub-Adviser’s performance and by adding additional sub-advisers or altering the allocation of the Fund’s assets to certain sub-advisers as necessary to adapt to market conditions or the New Series’ performance.  It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the Fund in an attempt to match or exceed the return of an unmanaged benchmark.  On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the Fund will invest.

The investment performance of the Fund.  The Fund is not yet in existence and therefore had no historical performance for the Board to review.  However, the Board examined performance of similar portfolio mandates developed by the Sub-Adviser.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability.  The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review.  However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex.  Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund.  The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund.  The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy.  The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.  In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions.  It was noted, however, that given the nature of the proposed Fund and the role of the Sub-Adviser in selecting Vanguard ETF investments for the proposed Fund, there were unlikely to be significant brokerage or soft dollar arrangements.

14

Other considerations.  The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products.  The Board noted that other series of TST have generated considerable investor interest.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving management fees for the benefit of shareholders.  In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities.  The Board determined that the Sub-Adviser has also made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

16

Transamerica Foxhall Global Conservative VP

(unaudited)

MARKET ENVIRONMENT

2009- A Tale of Two Trends.

January and February of 2009 were an extension of the market free fall of 2008.  The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) total return index fell over 18% after having fallen 37% in 2008.

In close correlation to the global stock markets, the performance trend began its reversal in early March and shot up approximately 26% in just three months.  The remainder of the year saw additional gains and the index closed up just over 26% for the year but still over 20% below January 2, 2008 levels.

Adding to the confusion, underlying economies worldwide are showing little to no fundamental strength and some are much worse.  Note such headlines as “Greece Teeters on the Verge of Bankruptcy” and “Dubai World Seeks to Delay Debt Payments as Default Risk Soars.”

The global equity market rallies were a great relief to many investors after the massive declines in 2008 and the frightening start in 2009 but the foundation of gains seems to hearken back to ex-Fed Chairman Greenspan’s “irrational exuberance” comments of several years ago.

Foxhall is not a market predictor but relies on a complex matrix of technical analysis to indicate whether the market trends are bullish or bearish.  The trend is clearly bullish but technical analysis suggests a correction is overdue.  Foxhall is invested but based on a mathematical calculation of market volatility, finished 2009 with a cash and treasury position of approximately 33% as one of several risk management techniques employed for the benefit of investors that understand the opportunity of investing in the Emerging Markets but prefer to do so with caution and less than 100% exposure to the downside that was demonstrated in 2008 and early 2009.

PERFORMANCE

For the period from inception July 1, 2009 through December 31, 2009, Transamerica Foxhall Global Conservative VP Initial Class returned 0.90%.  By comparison its primary benchmark and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Financial Times Stock Exchange World Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 3.95%, 23.57% and 1.62%, respectively.

STRATEGY REVIEW

Transamerica Foxhall Global Conservative VP invests primarily in index based Exchange Traded Funds (“ETFs”) in order to access global fixed income, global equity and commodity markets, while also seeking to deliver volatility levels to the investor that are generally lower than might be considered “typical” for this asset category.

A second element of Foxhall’s volatility reduction objective is the ability to shift assets out of equity-based ETFs in favor of fixed income investments.  This “defensive” profile is employed when global stock markets are determined to have entered a long term downtrend.  Foxhall’s objective of preserving value when markets are threatening investor wealth seeks to reduce investment volatility, and periods of loss experienced by investors.  When successful, this has the important benefit to investors of minimizing the gains needed to recoup investment losses that result when assets remain invested in markets that are displaying the characteristic of a “Bear Market.”

Determination of long term stock market trends is based on extensive quantitative and technical research, built upon proprietary analysis of market data.  Security selection is based on proprietary relative strength analysis in order to identify leading vs. lagging markets.  Sophisticated optimization technology is then employed to combine leading markets into a portfolio with high return vs. risk expectations.  The third component contributing to Foxhall’s objective of reducing the volatility of an inherently volatile asset category is the inclusion of a money market fund in the relative strength analysis.  Foxhall’s portfolio construction rules preclude buying securities displaying less “strength” than money market.  This ‘rule’ contributes to meeting the dual objectives of preserving value when stock markets are weakening and reducing the overall volatility experienced by investors.

Though the portfolio was not available until July 2009, Foxhall has been managing individual accounts using the same strategy since 2004.

1

The 2nd quarter, 3rd quarter and 4th quarters saw the markets dramatically reverse.  Foxhall’s low volatility discipline resulted in lagging absolute performance; this was not inconsistent with the objective or expectations.  Risk management is at the heart of Foxhall’s investment approach.  Stock markets in a major trend transition tend to be unstable, with their future direction highly uncertain and unpredictable.  In light of this, a fourth volatility reduction method employed at Foxhall is the application of a risk exposure algorithm designed to prevent the strategy from being fully invested in a market that exceeds volatility levels that Foxhall has identified.  Though global equities enjoyed abnormally high performance in 2009, volatility also remained at out sized levels, indicating continued high levels of market uncertainty, therefore the portfolio closed the year 21% invested in equity ETFs, 46% invested in bond and currency ETFs, and 33% “on the sidelines” in money market and short term U.S. Treasury ETFs.

Paul Dietrich

David H. Morton

David Sade

Co-Portfolio Managers

Foxhall Capital Management, Inc.

2

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	0.90%	07/01/2009
Barclays Capital U.S. Aggregate Bond*	3.95%	07/01/2009
BofA Merrill Lynch 3-Month Treasury Bill *	1.62%	07/01/2009
FTSE World *	23.57%	07/01/2009
Service Class	0.80%	07/01/2009

NOTES

* The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”), Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) and the Financial Times Stock Exchange World Index (“FTSE World”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 (commencement of operations) and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Foxhall Global Conservative VP
Initial Class	$1,000.00	$1,009.00	$5.06	$1,020.16	$5.09	1.00%
Service Class	1,000.00	1,008.00	6.33	1,018.90	6.36	1.25

(a)    Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)    5% return per year before expenses.

(c)    Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	87.1%
Repurchase Agreement	15.6
Other Assets and Liabilities - Net	(2.7)
Total	100.0%

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 87.1%
Capital Markets - 87.1%
Claymore S&P Global Water Index ETF	850	$16
Claymore/Zacks Multi-Asset Income Index ETF	7,060	127
CurrencyShares Japanese Yen Trust ‡	5,010	534
DIAMONDS Trust Series I	1,210	126
First Trust ISE Chindia Index Fund	415	9
iShares Barclays 1-3 Year Treasury Bond Fund	13,275	1,100
iShares Barclays TIPS Bond Fund	5,230	543
iShares Morningstar Large Growth Index Fund	2,150	126
iShares MSCI All Country Asia ex Japan Index Fund	1,010	56
iShares MSCI Chile Investable Market Index Fund	305	17
iShares MSCI Israel Capped Index Fund	300	16
iShares MSCI Malaysia Index Fund	1,550	16
iShares MSCI Singapore Index Fund	1,720	20
iShares Russell 3000 Growth Index Fund	3,115	126
iShares S&P Latin America 40 Index Fund	415	20
Market Vectors - Agribusiness ETF	355	16
PowerShares DB Base Metals Fund ‡	885	20
PowerShares DB Gold Fund ‡	505	20
PowerShares DB Silver Fund ‡	645	19
PowerShares Dynamic Large Cap Value Portfolio	7,530	126
SPDR Barclays Capital Convertible Bond ETF	14,155	535
SPDR DB International Government Inflation-Protected Bond ETF	9,665	540
SPDR S&P Emerging Small Cap ETF	1,000	48
Wisdomtree Emerging Markets Small Cap Dividend Fund	1,115	48
Total Investment Companies (cost $4,259)		4,224

	Principal
REPURCHASE AGREEMENT - 15.6%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $758 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 5.50%, due 05/01/2018, and with a value of $773.	$758	758
Total Repurchase Agreement (cost $758)
Total Investment Securities (cost $5,017) #		4,982
Other Assets and Liabilities - Net		(131)
Net Assets		$4,851

NOTES TO SCHEDULE OF INVESTMENTS:

‡                  Non-income producing security.

#                 Aggregate cost for federal income tax purposes is $5,017. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $33 and $68, respectively. Net unrealized depreciation for tax purposes is $35.

DEFINITIONS:

MSCI                                         Morgan Stanley Capital International

SPDR                                        Standard & Poor’s Depository Receipt

TIPS                                              Treasury Inflation Protected Security

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$4,224	$—	$—	$4,224
Cash & Cash Equivalent - Repurchase Agreement	—	758	—	758
Total	$4,224	$758	$—	$4,982

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $4,259)	$4,224
Repurchase agreement, at value (cost: $758)	758
Receivables:
Shares sold	194
Dividends	11
Due from advisor	3
5,190
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	326
Printing and shareholder reports fees	2
Audit and tax fees	7
Other	4
339
Net assets	$4,851
Net assets consist of:
Capital stock ($.01 par value)	$5
Additional paid-in capital	4,849
Undistributed net investment income	22
Undistributed (accumulated) net realized gain (loss) from investment securities	10
Net unrealized appreciation (depreciation) on:
Investment securities	(35)
Net assets	$4,851
Net assets by class:
Initial Class	$1,880
Service Class	2,971
Shares outstanding:
Initial Class	186
Service Class	295
Net asset value and offering price per share:
Initial Class	$10.09
Service Class	10.08

STATEMENT OF OPERATIONS

For the period ended December 31, 2009 (b)

(all amounts in thousands)

Investment income:
Dividend income	$33
Interest income	—	(a)
	33
Expenses:
Management and advisory	9
Printing and shareholder reports	4
Custody	8
Administration	—	(a)
Legal	1
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	1
Total expenses	37
Less waiver/reimbursement	(26)
Net expenses	11

Net investment income	22

Net realized gain (loss) on transactions from:
Investment securities	10

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(35)
Net realized and unrealized loss	(25)

Net decrease in net assets resulting from operations	$(3)

(a)       Rounds to less than $1.

(b)      Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$22
Net realized gain (loss) from investment securities	10
Change in net unrealized appreciation (depreciation) on investment securities	(35)
Net decrease in net assets resulting from operations	(3)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,054
Service Class	3,021
5,075
Cost of shares redeemed:
Initial Class	(185)
Service Class	(36)
(221)
Net increase in net assets from capital shares transactions	4,854

Net increase in net assets	4,851

Net assets:
Beginning of period	—
End of period	$4,851
Undistributed net investment income	$22

Share activity:
Shares issued:
Initial Class	204
Service Class	299
503
Shares redeemed:
Initial Class	(18)
Service Class	(4)
(22)
Net increase (decrease) in shares outstanding:
Initial Class	186
Service Class	295
481

(a)     Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class		Service Class
	Jul 1 to Dec 31, 2009(a)		Jul 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(b),(c)	0.09		0.17
Net realized and unrealized loss	—	(d)	(0.09)
Total operations	0.09		0.08
Net asset value
End of period	$10.09		$10.08

Total return(e)	0.90	%(f)	0.80	%(f)

Net assets end of period (000’s)	$1,880		$2,971
Ratio and supplemental data
Expenses to average net assets(g)
After reimbursement/fee waiver	1.00	%(h)	1.25	%(h)
Before reimbursement/fee waiver	3.67	%(h)	3.92	%(h)
Net investment income, to average net assets(c)	1.80	%(h)	3.42	%(h)
Portfolio turnover rate(i)	198	%(f)	198	%(f)

(a)                    Commenced operations on July 1, 2009.

(b)                   Calculated based on average number of shares outstanding.

(c)                    Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)                   Rounds to less than $(.01) per share.

(e)                    Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(f)                      Not annualized.

(g)                   Do not include expenses of the investment companies in which the fund invests.

(h)                   Annualized.

(i)                       Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Foxhall Global Conservative VP (the “Fund”) commenced operations on July 1, 2009. The Fund is part of TST.

The Fund seeks modest growth and preservation of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the period ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Values	% of Fund’s Net Assets
Initial Class	$252	5.19%
Service Class	252	5.19

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$26	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$8,384
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	4,134
U.S. Government	—

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income		$35
Undistributed Long-term Capital Gain	$
Capital Loss Carryforward		$—
Post October Capital Loss Deferral		$(3)
Post October Currency Loss Deferral		$—
Net Unrealized Appreciation (Depreciation)		$(35)
Other Temporary Differences		$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Foxhall Global Conservative VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Foxhall Global Conservative VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica Foxhall Global Conservative VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST on behalf of Transamerica Foxhall Global Conservative VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund between TAM and Foxhall Capital Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.  Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund, noting that the Sub-Adviser currently did not manage any comparable funds.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser.  They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund).  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

It was noted that in order for the Fund to be entitled to invest in the Vanguard exchange-traded funds (“ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs.  It was noted that TAM will render “manager of managers” services to the Fund by, among other things, closely monitoring the Sub-Adviser’s performance and by adding additional sub-advisers or altering the allocation of the Fund’s assets to certain sub-advisers as necessary to adapt to market conditions or the New Series’ performance.  It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the Fund in an attempt to match or exceed the return of an unmanaged benchmark.  On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the Fund will invest.

The investment performance of the Fund.  The Fund is not yet in existence and therefore had no historical performance for the Board to review.  However, the Board examined performance of similar portfolio mandates developed by the Sub-Adviser.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability.  The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review.  However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex.  Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund.  The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund.  The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy.  The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.  In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions.  It was noted, however, that given the nature of the proposed Fund and the role of the Sub-Adviser in selecting Vanguard ETF investments for the proposed Fund, there were unlikely to be significant brokerage or soft dollar arrangements.

14

Other considerations.  The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products.  The Board noted that other series of TST have generated considerable investor interest.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving management fees for the benefit of shareholders.  In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities.  The Board determined that the Sub-Adviser has also made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

16

Transamerica Foxhall Global Growth VP

(unaudited)

MARKET ENVIRONMENT

2009- A Tale of Two Trends.

January and February of 2009 were an extension of the market free fall of 2008.  The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) total return index fell over 18% after having fallen 37% in 2008.

In close correlation to the global stock markets, the performance trend began its reversal in early March and shot up approximately 26% in just three months.  The remainder of the year saw additional gains and the index closed up just over 26% for the year but still over 20% below January 2, 2008 levels.

Adding to the confusion, underlying economies worldwide are showing little to no fundamental strength and some are much worse.  Note such headlines as “Greece Teeters on the Verge of Bankruptcy” and “Dubai World Seeks to Delay Debt Payments as Default Risk Soars.”

The global equity market rallies were a great relief to many investors after the massive declines in 2008 and the frightening start in 2009 but the foundation of gains seems to hearken back to ex-Fed Chairman Greenspan’s “irrational exuberance” comments of several years ago.

Foxhall is not a market predictor but relies on a complex matrix of technical analysis to indicate whether the market trends are bullish or bearish.  The trend is clearly bullish but technical analysis suggests a correction is overdue.  Foxhall is invested but based on a mathematical calculation of market volatility, finished 2009 with a cash and treasury position of approximately 15% as one of several risk management techniques employed for the benefit of investors that understand the opportunity of investing in the Emerging Markets but prefer to do so with caution and less than 100% exposure to the downside that was demonstrated in 2008 and early 2009.

PERFORMANCE

For the period from inception July 1, 2009 through December 31, 2009, Transamerica Foxhall Global Growth VP Initial Class returned 10.30%.  By comparison its primary and secondary benchmarks, the Financial Times Stock Exchange World Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 23.57% and 1.62%, respectively.

STRATEGY REVIEW

Transamerica Foxhall Global Growth VP invests primarily in index based Exchange Traded Funds (“ETFs”) in order to access global equity and commodity markets, while also seeking to deliver volatility levels to the investor that are generally lower than might be considered “typical” for this asset category.

A second element of Foxhall’s volatility reduction objective is the ability to shift assets out of equity-based ETFs in favor of fixed income investments.  This “defensive” profile is employed when global stock markets are determined to have entered a long term downtrend.  Foxhall’s objective of preserving value when markets are threatening investor wealth seeks to reduce investment volatility, and periods of loss experienced by investors.  When successful, this has the important benefit to investors of minimizing the gains needed to recoup investment losses that result when assets remain invested in markets that are displaying the characteristic of a “Bear Market.”

Determination of long term stock market trends is based on extensive quantitative and technical research, built upon proprietary analysis of market data.  Security selection is based on proprietary relative strength analysis in order to identify leading vs. lagging markets.  Sophisticated optimization technology is then employed to combine leading markets into a portfolio with high return vs. risk expectations.  The third component contributing to Foxhall’s objective of reducing the volatility of an inherently volatile asset category is the inclusion of a money market fund in the relative strength analysis.  Foxhall’s portfolio construction rules preclude buying securities displaying less “strength” than money market.  This ‘rule’ contributes to meeting the dual objectives of preserving value when stock markets are weakening and reducing the overall volatility experienced by investors.

Though the portfolio was not available until July 2009, Foxhall has been managing individual accounts using the same strategy since 2004.

1

The 2nd quarter, 3rd quarter and 4th quarters saw the markets dramatically reverse.  Foxhall’s low volatility discipline resulted in lagging absolute performance; this was not inconsistent with the objective or expectations.  Risk management is at the heart of Foxhall’s investment approach.  Stock markets in a major trend transition tend to be unstable, with their future direction highly uncertain and unpredictable.  In light of this, a fourth volatility reduction method employed at Foxhall is the application of a risk exposure algorithm designed to prevent the strategy from being fully invested in a market that exceeds volatility levels that Foxhall has identified.  Though global stock markets enjoyed abnormally high performance in 2009, volatility also remained at out sized levels, indicating continued high levels of market uncertainty, therefore the portfolio closed the year 85% invested in equity ETFs, and 15% “on the sidelines” in money market and short term U.S. Treasury ETFs.

Paul Dietrich

David H. Morton

David Sade

Co-Portfolio Managers

Foxhall Capital Management, Inc.

2

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	10.30%	07/01/2009
FTSE World *	23.57%	07/01/2009
BofA Merrill Lynch 3-Month Treasury Bill *	1.62%	07/01/2009
Service Class	10.10%	07/01/2009

NOTES

* The Financial Times Stock Exchange World Index (“FTSE World”) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 (commencement of operations) and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Foxhall Global Growth VP
Initial Class	$1,000.00	$1,103.00	$5.30	$1,020.16	$5.09	1.00%
Service Class	1,000.00	1,101.00	6.62	1,018.90	6.36	1.25

(a)                 Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)                 5% return per year before expenses.

(c)                  Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	92.2%
Repurchase Agreement	12.2
Other Assets and Liabilities - Net	(4.4)
Total	100.0%

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 92.2%
Capital Markets - 92.2%
Claymore S&P Global Water Index ETF	13,145	$242
Claymore/Zacks Multi-Asset Income Index ETF	109,935	1,971
DIAMONDS Trust Series I	18,880	1,964
First Trust ISE Chindia Index Fund	6,525	139
iShares Barclays 1-3 Year Treasury Bond Fund	5,615	466
iShares Barclays Short Treasury Bond Fund	3,950	435
iShares Morningstar Large Growth Index Fund	33,530	1,969
iShares MSCI All Country Asia ex Japan Index Fund	15,605	869
iShares MSCI Chile Investable Market Index Fund	4,695	257
iShares MSCI Israel Capped Index Fund	4,730	257
iShares MSCI Malaysia Index Fund	24,210	257
iShares MSCI Singapore Index Fund	26,225	301
iShares Russell 3000 Growth Index Fund	48,590	1,967
iShares S&P Latin America 40 Index Fund	6,340	303
Market Vectors - Agribusiness ETF	5,525	242
PowerShares DB Base Metals Fund ‡	13,695	308
PowerShares DB Gold Fund ‡	7,905	310
PowerShares DB Silver Fund ‡	10,340	311
PowerShares Dynamic Large Cap Value Portfolio	117,415	1,967
SPDR Barclays Capital 1-3 Month T-Bill ETF	9,490	435
SPDR S&P Emerging Small Cap ETF	15,475	737
Wisdomtree Emerging Markets Small Cap Dividend Fund	17,205	741
Total Investment Companies (cost $16,031)		16,448

	Principal
REPURCHASE AGREEMENT - 12.2%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $2,171 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $2,217	$2,171	2,171
Total Repurchase Agreement (cost $2,171)
Total Investment Securities (cost $18,202) #		18,619
Other Assets and Liabilities - Net		(788)
Net Assets		$17,831

NOTES TO SCHEDULE OF INVESTMENTS:

‡                            Non-income producing security.

#                           Aggregate cost for federal income tax purposes is $18,202. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $477 and $60, respectively. Net unrealized appreciation for tax purposes is $417.

DEFINITIONS:

MSCI            Morgan Stanley Capital International

SPDR            Standard & Poor’s Depository Receipt

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$16,448	$—	$—	$16,448
Cash & Cash Equivalent - Repurchase Agreement	—	2,171	—	2,171
Total	$16,448	$2,171	$—	$18,619

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $16,031)	$16,448
Repurchase agreement, at value (cost: $2,171)	2,171
Receivables:
Shares sold	110
Dividends	18
Due from advisor	5
18,752
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	903
Distribution and service fees	1
Printing and shareholder reports fees	5
Other	12
921
Net assets	$17,831

Net assets consist of:
Capital stock ($.01 par value)	$16
Additional paid-in capital	17,031
Undistributed net investment income	102
Undistributed (accumulated) net realized gain (loss) from investment securities	265
Net unrealized appreciation (depreciation) on:
Investment securities	417
Net assets	$17,831

Net assets by class:
Initial Class	$12,318
Service Class	5,513
Shares outstanding:
Initial Class	1,117
Service Class	501
Net asset value and offering price per share:
Initial Class	$11.03
Service Class	11.01

STATEMENT OF OPERATIONS

For the period ended December 31, 2009 (b)

(all amounts in thousands)

Investment income:
Dividend income	$146
Interest income	—	(a)
	146
Expenses:
Management and advisory	38
Printing and shareholder reports	13
Custody	10
Administration	1
Legal	4
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	1
Total expenses	81
Less waiver/reimbursement	(37)
Net expenses	44

Net investment income	102

Net realized gain (loss) on transactions from:
Investment securities	265

Net increase in unrealized appreciation (depreciation) on:
Investment securities	417
Net realized and unrealized gain	682

Net increase in net assets resulting from operations	$784

(a)                    Rounds to less than $1.

(b)                   Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$102
Net realized gain (loss) from investment securities	265
Change in net unrealized appreciation (depreciation) on investment securities	417
Net increase in net assets resulting from operations	784

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,181
Service Class	5,443
17,624
Cost of shares redeemed:
Initial Class	(572)
Service Class	(5)
(577)
Net increase in net assets from capital shares transactions	17,047

Net increase in net assets	17,831

Net assets:
Beginning of period	—
End of period	$17,831
Undistributed net investment income	$102

Share activity:
Shares issued:
Initial Class	1,172
Service Class	501
1,673
Shares redeemed:
Initial Class	(55)
Service Class	— (b)
(55)
Net increase (decrease) in shares outstanding:
Initial Class	1,117
Service Class	501
1,618

(a)     Commenced operations on July 1, 2009.

(b)     Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class		Service Class
	Jul 1 to Dec 31, 2009(a)		Jul 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(b),(c)	0.11		0.30
Net realized and unrealized gain	0.92		0.71
Total operations	1.03		1.01
Net asset value
End of period	$11.03		$11.01

Total return(d)	10.30	%(e)	10.10	%(e)

Net assets end of period (000’s)	$12,318		$5,513
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	1.87	%(g)	2.12	%(g)
Net investment income, to average net assets(c)	2.04	%(g)	5.46	%(g)
Portfolio turnover rate(h)	255	%(e)	255	%(e)

(a)                    Commenced operations on July 1, 2009.

(b)                   Calculated based on average number of shares outstanding.

(c)                    Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)                   Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)                    Not annualized.

(f)                      Do not include expenses of the investment companies in which the fund invests.

(g)                   Annualized.

(h)                   Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Foxhall Global Growth VP (the “Fund”) commenced operations on July 1, 2009.  The Fund is part of TST.

The Fund seeks long-term growth of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the period ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$275	1.54%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$37	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$38,488
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	22,722
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$367
Undistributed Long-term Capital Gain	$
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$417
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Foxhall Global Growth VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Foxhall Global Growth VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica Global Growth VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST on behalf of Transamerica Global Growth VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund between TAM and Foxhall Capital Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.  Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund, noting that the Sub-Adviser currently did not manage any comparable funds.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser.  They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund).  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

It was noted that in order for the Fund to be entitled to invest in the Vanguard exchange-traded funds (“ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs.  It was noted that TAM will render “manager of managers” services to the Fund by, among other things, closely monitoring the Sub-Adviser’s performance and by adding additional sub-advisers or altering the allocation of the Fund’s assets to certain sub-advisers as necessary to adapt to market conditions or the New Series’ performance.  It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the Fund in an attempt to match or exceed the return of an unmanaged benchmark.  On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the Fund will invest.

The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review.  However, the Board examined performance of similar portfolio mandates developed by the Sub-Adviser.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability. The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review.  However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex.  Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund.  The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund.  The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy.  The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.  In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions.  It was noted, however, that given the nature of the proposed Fund and the role of the Sub-Adviser in selecting Vanguard ETF investments for the proposed Fund, there were unlikely to be significant brokerage or soft dollar arrangements.

14

Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products.  The Board noted that other series of TST have generated considerable investor interest.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving management fees for the benefit of shareholders.  In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities.  The Board determined that the Sub-Adviser has also made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

16

Transamerica Foxhall Global Hard Asset VP

(unaudited)

MARKET ENVIRONMENT

2009- A Tale of Two Trends.

January and February of 2009 were an extension of the market free fall of 2008.  The Reuters CRB Continuous Commodity Index fell just under 3% after having fallen almost 24% in 2008.

In close correlation to the global stock markets, the performance trend began its reversal in early March and shot up approximately 18% in just three months.  The remainder of the year saw additional gains and the index closed up just over 33% for the year but only 1.7% above January 2, 2008 levels.

Adding to the confusion, underlying economies worldwide are showing little to no fundamental strength and some are much worse.  Note such headlines as “Greece Teeters on the Verge of Bankruptcy” and “Dubai World Seeks to Delay Debt Payments as Default Risk Soars.”

The global equity market rallies were a great relief to many investors after the massive declines in 2008 and the frightening start in 2009 but the foundation of gains seems to hearken back to ex-Fed Chairman Greenspan’s “irrational exuberance” comments of several years ago.

Foxhall is not a market predictor but relies on a complex matrix of technical analysis to indicate whether the market trends are Bullish or Bearish.  The trend is clearly Bullish but technical analysis suggests a correction is overdue.  Foxhall is invested but based on a mathematical calculation of market volatility, finished 2009 with a cash and treasury position of approximately 25% as one of several risk management techniques employed for the benefit of investors that understand the opportunity of investing in the Emerging Markets but prefer to do so with caution and less than 100% exposure to the downside that was demonstrated in 2008 and early 2009.

PERFORMANCE

For the period from inception July 1, 2009 through December 31, 2009, Transamerica Foxhall Global Hard Asset VP Initial Class returned 3.40%.  By comparison its primary and secondary benchmarks, the Dow Jones-UBS Commodity Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 13.59% and 1.62%, respectively.

STRATEGY REVIEW

Transamerica Foxhall Global Hard Asset VP invests primarily in index based Exchange Traded Funds (“ETFs”) in order to access physical commodities and the equity markets of companies economically tied to commodities, while also seeking to deliver volatility levels to the investor that are generally lower than might be considered “typical” for this asset category.

A second element of Foxhall’s volatility reduction objective is the ability to shift assets out of equity-based ETFs in favor of fixed income investments.  This “defensive” profile is employed when global commodity and stock markets are determined to have entered a long term downtrend.  Foxhall’s objective of preserving value when markets are threatening investor wealth seeks to reduce investment volatility, and periods of loss experienced by investors.  When successful, this has the important benefit to investors of minimizing the gains needed to recoup investment losses that result when assets remain invested in markets that are displaying the characteristic of a “Bear Market.”

Determination of long term stock market trends is based on extensive quantitative and technical research, built upon proprietary analysis of market data.  Security selection is based on proprietary relative strength analysis in order to identify leading vs. lagging markets.  Sophisticated optimization technology is then employed to combine leading markets into a portfolio with high return vs. risk expectations.  The third component contributing to Foxhall’s objective of reducing the volatility of an inherently volatile asset category is the inclusion of a money market fund in the relative strength analysis.  Foxhall’s portfolio construction rules preclude buying securities displaying less “strength” than money market.  This ‘rule’ contributes to meeting the dual objectives of preserving value when stock markets are weakening and reducing the overall volatility experienced by investors.

Though the portfolio was not available until July 2009, Foxhall has been managing individual accounts using the same strategy since 2006.

1

The 2nd quarter, 3rd quarter, and 4th quarters saw the markets dramatically reverse.  Foxhall’s low volatility discipline resulted in lagging absolute performance; this was not inconsistent with the objective or expectations.  Risk management is at the heart of Foxhall’s investment approach.  Stock markets in a major trend transition tend to be unstable, with their future direction highly uncertain and unpredictable.  In light of this, a fourth volatility reduction method employed at Foxhall is the application of a risk exposure algorithm designed to prevent the strategy from being fully invested in a market that exceeds volatility levels that Foxhall has identified.  Though commodities and commodity producers enjoyed abnormally high performance in 2009, volatility also remained at out sized levels, indicating continued high levels of market uncertainty, therefore the portfolio closed the year 75% invested in equity ETFs, with 25% “on the sidelines” in money market and short term U.S. Treasury ETFs.

Paul Dietrich

David H. Morton

David Sade

Co-Portfolio Managers

Foxhall Capital Management, Inc.

2

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	3.40%	07/01/2009
Dow Jones-UBS Commodity *	13.59%	07/01/2009
BofA Merrill Lynch 3-Month Treasury Bill *	1.62%	07/01/2009
Service Class	3.30%	07/01/2009

NOTES

* The Dow Jones-UBS Commodity Index (“Dow Jones-UBS Commodity”) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 (commencement of operations) and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Foxhall Global Hard Asset VP
Initial Class	$1,000.00	$1,034.00	$5.13	$1,020.16	$5.09	1.00%
Service Class	1,000.00	1,033.00	6.41	1,018.90	6.36	1.25

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

(c)  Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	89.4%
Repurchase Agreement	9.4
Other Assets and Liabilities - Net	1.2
Total	100.0%

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 89.4%
Capital Markets - 89.4%
Claymore S&P Global Water Index ETF	67,130	$1,237
iShares Barclays 1-3 Year Treasury Bond Fund	8,260	685
iShares Barclays Short Treasury Bond Fund	4,500	496
iShares Dow Jones U.S. Real Estate Index Fund	26,385	1,212
iShares S&P Global Materials Sector Index Fund	11,780	733
Market Vectors - Agribusiness ETF	27,805	1,218
Market Vectors - Steel Index Fund	19,725	1,213
PowerShares DB Base Metals Fund ‡	86,445	1,944
SPDR Barclays Capital 1-3 Month T-Bill ETF	10,785	495
Total Investment Companies (cost $9,171)		9,233

	Principal
REPURCHASE AGREEMENT - 9.4%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $975 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $996	$975	975
Total Repurchase Agreement (cost $975)
Total Investment Securities (cost $10,146) #		10,208
Other Assets and Liabilities - Net		119
Net Assets		$10,327

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $10,146. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $115 and $53, respectively. Net unrealized appreciation for tax purposes is $62.

DEFINITION:

SPDR	Standard & Poor’s Depository Receipt

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$9,233	$—	$—	$9,233
Cash & Cash Equivalent - Repurchase Agreement	—	975	—	975
Total	$9,233	$975	$—	$10,208

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $9,171)	$9,233
Repurchase agreement, at value (cost: $975)	975
Receivables:
Investment securities sold	517
Shares sold	322
Dividends	1
Due from advisor	3
11,051
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	710
Printing and shareholder reports fees	3
Audit and tax fees	7
Other	4
724
Net assets	$10,327

Net assets consist of:
Capital stock ($.01 par value)	$10
Additional paid-in capital	10,123
Undistributed net investment income	42
Undistributed (accumulated) net realized gain (loss) from investment securities	90
Net unrealized appreciation (depreciation) on:
Investment securities	62
Net assets	$10,327

Net assets by class:
Initial Class	$7,065
Service Class	3,262
Shares outstanding:
Initial Class	683
Service Class	316
Net asset value and offering price per share:
Initial Class	$10.34
Service Class	10.33

STATEMENT OF OPERATIONS

For the period ended December 31, 2009 (b)

(all amounts in thousands)

Investment income:
Dividend income	$68
Interest income	—	(a)
	68
Expenses:
Management and advisory	22
Printing and shareholder reports	8
Custody	8
Administration	—	(a)
Legal	2
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	1
Total expenses	55
Less waiver/reimbursement	(29)
Net expenses	26

Net investment income	42

Net realized gain (loss) on transactions from:
Investment securities	90

Net increase in unrealized appreciation (depreciation) on:
Investment securities	62
Net realized and unrealized gain	152

Net increase in net assets resulting from operations	$194

(a) Rounds to less than $1.

(b) Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$42
Net realized gain (loss) from investment securities	90
Change in net unrealized appreciation (depreciation) on investment securities	62
Net increase in net assets resulting from operations	194

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,027
Service Class	3,381
10,408
Cost of shares redeemed:
Initial Class	(151)
Service Class	(124)
(275)
Net increase in net assets from capital shares transactions	10,133

Net increase in net assets	10,327

Net assets:
Beginning of period	—
End of period	$10,327
Undistributed net investment income	$42

Share activity:
Shares issued:
Initial Class	698
Service Class	328
1,026
Shares redeemed:
Initial Class	(15)
Service Class	(12)
(27)
Net increase (decrease) in shares outstanding:
Initial Class	683
Service Class	316
999

(a) Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class		Service Class
	Jul 1 to Dec 31, 2009(a)		Jul 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(b)(c)	0.07		0.23
Net realized and unrealized gain	0.27		0.10
Total operations	0.34		0.33
Net asset value
End of period	$10.34		$10.33

Total return(d)	3.40	%(e)	3.30	%(e)

Net assets end of period (000’s)	$7,065		$3,262
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	2.19	%(g)	2.44	%(g)
Net investment income, to average net assets(c)	1.30	%(g)	4.57	%(g)
Portfolio turnover rate(h)	248	%(e)	248	%(e)

(a) Commenced operations on July 1, 2009.

(b) Calculated based on average number of shares outstanding.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Do not include expenses of the investment companies in which the fund invests.

(g) Annualized.

(h) Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Foxhall Global Hard Asset VP (the “Fund”) commenced operations on July 1, 2009.  The Fund is part of TST.

The Fund seeks long-term growth of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the period ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Initial Class	$259	2.51%
Service Class	258	2.50

.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$29	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$21,627
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	12,546
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income		$132
Undistributed Long-term Capital Gain	$
Capital Loss Carryforward		$—
Post October Capital Loss Deferral		$—
Post October Currency Loss Deferral		$—
Net Unrealized Appreciation (Depreciation)		$62
Other Temporary Differences		$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Foxhall Global Hard Asset VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Foxhall Global Hard Asset VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on October 21, 2008, in approving a mandate to establish Transamerica Foxhall Global Hard Asset VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST on behalf of Transamerica Foxhall Global Hard Asset VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund between TAM and Foxhall Capital Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.  Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund, noting that the Sub-Adviser currently did not manage any comparable funds.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser.  They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund).  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

It was noted that in order for the Fund to be entitled to invest in the Vanguard exchange-traded funds (“ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs.  It was noted that TAM will render “manager of managers” services to the Fund by, among other things, closely monitoring the Sub-Adviser’s performance and by adding additional sub-advisers or altering the allocation of the Fund’s assets to certain sub-advisers as necessary to adapt to market conditions or the New Series’ performance.  It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the Fund in an attempt to match or exceed the return of an unmanaged benchmark.  On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services that are in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the Fund will invest.

The investment performance of the Fund. The Fund is not yet in existence and therefore had no historical performance for the Board to review.  However, the Board examined performance of similar portfolio mandates developed by the Sub-Adviser.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability.  The Fund is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review.  However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex.  Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints, where applicable and as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund.  The Board concluded that the proposed fees, and breakpoints (when applicable), would appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund.  The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy.  The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.  In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions.  It was noted, however, that given the nature of the proposed Fund and the role of the Sub-Adviser in selecting Vanguard ETF investments for the proposed Fund, there were unlikely to be significant brokerage or soft dollar arrangements.

14

Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for affiliated insurance companies’ variable annuity products.  The Board noted that other series of TST have generated considerable investor interest.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund which may result in TAM waiving management fees for the benefit of shareholders.  In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities.  The Board determined that the Sub-Adviser has also made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

16

Transamerica Growth Opportunities VP

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended December 31, 2009, equity markets experienced tremendous volatility as they grappled with, and then overcame, a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period decidedly higher.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. gross domestic product was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Growth Opportunities VP Initial Class returned 36.86%.  By comparison its benchmark, the Russell Midcap® Growth Index, returned 46.29%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. Thus, when the market rebound began, Transamerica Growth Opportunities VP was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the portfolio outperformed. It did not, however, own the smallest constituents of the benchmark, which had fallen out of the Portfolio’s market-cap range as stock prices contracted early on. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best. The Portfolio, while generating double-digit returns, underperformed the benchmark.

Stock selection in the consumer discretionary sector (i.e., Guess?, Inc. and priceline.com, Inc.) was the primary contributor to relative performance. Additionally, our lack of exposure in the weaker returning utilities, integrated oils and consumer staples sectors was also a benefit to relative performance.

We believe the international consumer will be an increasingly important factor in the global economy, and companies moving rapidly into international markets will benefit. Two of the Portfolio’s stronger contributors — Guess? and priceline.com — gained from the increasing influence of the global consumer. Guess? is growing its international business at an aggressive pace, and priceline.com is benefiting from growth in Europe, where its value-price offering has been adopted by many small hotels for the first time.

Stock selection in the technology sector (i.e., video game publisher Activision Blizzard, Inc. and smartphone manufacturer Palm, Inc.) detracted from performance, as did our cash position, which was a byproduct of normal trading activity.

Activision had flat third-quarter returns following a strong first half of the year. Activision continues to outperform its competition; however, investor concerns about the growth potential for the entire video game space remains and consequently the stock has underperformed the markets. Palm’s sole carrier, Sprint, has delivered lower than expected sales of its new products. We expect Palm to dramatically expand its carrier line-up in the coming year, which should help to improve long-term results.

Edward S. Han

John J. Huber, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	36.86%	3.99%	6.90%	05/02/2001
Russell Midcap® Growth*	46.29%	2.40%	2.26%	05/02/2001
Service Class	36.52%	3.73%	9.01%	05/01/2003

NOTES

* The Russell Midcap® Growth Index (“Russell Midcap® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Growth Opportunities VP
Initial Class	$1,000.00	$1,210.60	$4.85	$1,020.82	$4.43	0.87%
Service Class	1,000.00	1,208.60	6.23	1,019.56	5.70	1.12

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.7%
Securities Lending Collateral	6.6
Repurchase Agreement	2.3
Other Assets and Liabilities - Net(a)	(6.6)
Total	100.0%

(a) The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 3.9%
Precision Castparts Corp.	104,800	$11,565
Air Freight & Logistics - 1.9%
CH Robinson Worldwide, Inc.	98,560	5,788
Auto Components - 3.3%
BorgWarner, Inc.	301,730	10,023
Biotechnology - 0.7%
Onyx Pharmaceuticals, Inc. ‡	69,300	2,033
Capital Markets - 6.0%
Cohen & Steers, Inc. Λ	217,975	4,979
Greenhill & Co., Inc.	103,267	8,286
T. Rowe Price Group, Inc.	91,730	4,885
Chemicals - 1.3%
Ecolab, Inc.	88,290	3,936
Commercial Banks - 3.6%
City National Corp.	181,055	8,256
Marshall & Ilsley Corp.	442,185	2,410
Communications Equipment - 4.5%
Juniper Networks, Inc. ‡	154,300	4,115
Palm, Inc. ‡ Λ	608,900	6,114
Polycom, Inc. ‡	128,050	3,197
Construction & Engineering - 0.8%
Jacobs Engineering Group, Inc. ‡	67,650	2,544
Construction Materials - 2.3%
Martin Marietta Materials, Inc.	77,800	6,956
Diversified Consumer Services - 1.6%
Strayer Education, Inc. Λ	22,590	4,800
Diversified Financial Services - 3.2%
MSCI, Inc. -Class A ‡	299,350	9,519
Electrical Equipment - 5.1%
Cooper Industries PLC -Class A	217,280	9,265
Hubbell, Inc. -Class B	127,020	6,008
Energy Equipment & Services - 3.0%
Core Laboratories NV	76,720	9,062
Health Care Equipment & Supplies - 6.7%
Idexx Laboratories, Inc. ‡ Λ	71,655	3,829
Intuitive Surgical, Inc. ‡	31,997	9,705
Masimo Corp. ‡	210,420	6,401
Internet & Catalog Retail - 4.8%
priceline.com, Inc. ‡	65,385	14,287
Life Sciences Tools & Services - 0.9%
Covance, Inc. ‡	50,630	2,763
Machinery - 7.4%
Donaldson Co., Inc.	43,500	1,850
Kennametal, Inc.	444,700	11,528
PACCAR, Inc.	234,725	8,513
Media - 1.9%
Dreamworks Animation SKG, Inc. -Class A ‡	142,900	5,709
Oil, Gas & Consumable Fuels - 3.2%
Range Resources Corp.	189,505	9,447
Pharmaceuticals - 1.0%
Allergan, Inc.	49,100	3,094
Professional Services - 3.5%
Robert Half International, Inc.	387,540	10,359
Real Estate Management & Development - 1.6%
St. Joe Co. ‡ Λ	170,100	4,914
Road & Rail - 2.6%
Kansas City Southern ‡	236,400	7,870
Semiconductors & Semiconductor Equipment - 1.4%
Broadcom Corp. -Class A ‡	129,100	4,060
Software - 13.2%
Activision Blizzard, Inc. ‡	859,804	9,553
Adobe Systems, Inc. ‡	81,200	2,987
Informatica Corp. ‡	247,000	6,387
Intuit, Inc. ‡	127,390	3,912
Quality Systems, Inc. Λ	83,150	5,221
Rovi Corp. ‡	132,195	4,213
Salesforce.com, Inc. ‡	102,850	7,587
Specialty Retail - 6.2%
Gap, Inc.	256,305	5,370
Guess, Inc.	312,740	13,228
Textiles, Apparel & Luxury Goods - 0.6%
Under Armour, Inc. -Class A ‡ Λ	64,525	1,760
Trading Companies & Distributors - 1.5%
WW Grainger, Inc.	47,900	4,639
Total Common Stocks (cost $249,678)		292,927

	Principal
REPURCHASE AGREEMENT - 2.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $6,987 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $7,131	$6,987	6,987
Total Repurchase Agreement (cost $6,987)

	Shares
SECURITIES LENDING COLLATERAL - 6.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	19,651,183	19,651
Total Securities Lending Collateral (cost $19,651)

Total Investment Securities (cost $276,316) #		319,565
Other Assets and Liabilities - Net		(19,810)

Net Assets		$299,755

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)

NOTES TO THE SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $19,199.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $278,206. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $47,733 and $6,374, respectively. Net unrealized appreciation for tax purposes is $41,359.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$55,178	$—	$—	$55,178
Equities - Energy	18,509	—	—	18,509
Equities - Financials	43,249	—	—	43,249
Equities - Health Care	27,825	—	—	27,825
Equities - Industrials	79,928	—	—	79,928
Equities - Information Technology	57,346	—	—	57,346
Equities - Materials	10,892	—	—	10,892
Cash & Cash Equivalent - Repurchase Agreement	—	6,987	—	6,987
Cash & Cash Equivalent - Securities Lending Collateral	19,651	—	—	19,651
Total	$312,578	$6,987	$—	$319,565

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $269,329)	$312,578
(including securities loaned of $19,199)
Repurchase agreement, at value (cost: $6,987)	6,987
Receivables:
Shares sold	1
Securities lending income (net)	15
Dividends	152
319,733
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	81
Management and advisory fees	199
Distribution and service fees	2
Administration fees	5
Printing and shareholder reports fees	21
Audit and tax fees	8
Other	11
Collateral for securities on loan	19,651
19,978
Net assets	$299,755

Net assets consist of:
Capital stock ($.01 par value)	$284
Additional paid-in capital	312,929
Undistributed net investment income	77
Undistributed (accumulated) net realized gain (loss) from investment securities	(56,784)
Net unrealized appreciation (depreciation) on:
Investment securities	43,249
Net assets	$299,755

Net assets by class:
Initial Class	$288,629
Service Class	11,126
Shares outstanding:
Initial Class	27,327
Service Class	1,067
Net asset value and offering price per share:
Initial Class	$10.56
Service Class	10.43

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $4)	$2,027
Interest income	1
Securities lending income (net)	117
2,145
Expenses:
Management and advisory	1,849
Printing and shareholder reports	73
Custody	27
Administration	46
Legal	12
Audit and tax	17
Trustees	9
Transfer agent	4
Distribution and service:
Service Class	21
Other	6
Total expenses	2,064

Net investment income	81

Net realized gain (loss) on transactions from:
Investment securities	(16,374)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	91,146
Net realized and unrealized gain	74,772

Net increase in net assets resulting from operations	$74,853

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$81	$814
Net realized gain (loss) from investment securities	(16,374)	(39,747)
Change in net unrealized appreciation (depreciation) on investment securities	91,146	(128,906)
Net increase (decrease) in net assets resulting from operations	74,853	(167,839)

Distributions to shareholders:
From net investment income:
Initial Class	(818)	—
	(818)	—
From net realized gains:
Initial Class	—	(87,777)
Service Class	—	(4,129)
	—	(91,906)
Total distributions to shareholders	(818)	(91,906)

Capital share transactions:
Proceeds from shares sold:
Initial Class	64,468	12,331
Service Class	4,750	5,757
	69,218	18,088
Dividends and distributions reinvested:
Initial Class	818	87,777
Service Class	—	4,129
	818	91,906
Cost of shares redeemed:
Initial Class	(28,948)	(155,589)
Service Class	(3,755)	(11,497)
	(32,703)	(167,086)
Net increase (decrease) in net assets from capital shares transactions	37,333	(57,092)

Net increase (decrease) in net assets	111,368	(316,837)

Net assets:
Beginning of year	188,387	505,224
End of year	$299,755	$188,387
Undistributed net investment income	$77	$814

Share activity:
Shares issued:
Initial Class	7,285	935
Service Class	520	427
	7,805	1,362
Shares issued-reinvested from distributions:
Initial Class	85	7,823
Service Class	—	373
	85	8,196
Shares redeemed:
Initial Class	(3,412)	(12,077)
Service Class	(425)	(942)
	(3,837)	(13,019)
Net increase (decrease) in shares outstanding:
Initial Class	3,958	(3,319)
Service Class	95	(142)
	4,053	(3,461)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.74	$18.18	$16.00	$15.69	$14.66
Investment operations
Net investment income (loss)(a)	— (b)	0.03	(0.01)	0.01	0.04
Net realized and unrealized gain (loss)	2.85	(6.12)	3.58	0.76	2.18
Total operations	2.85	(6.09)	3.57	0.77	2.22
Distributions
From net investment income	(0.03)	—	(0.01)	(0.04)	—
From net realized gains	—	(4.35)	(1.38)	(0.42)	(1.19)
Total distributions	(0.03)	(4.35)	(1.39)	(0.46)	(1.19)
Net asset value
End of year	$10.56	$7.74	$18.18	$16.00	$15.69
Total return(c)	36.86%	(40.90)%	23.09%	5.10%	16.23%
Net assets end of year (000’s)	$288,629	$180,962	$485,162	$478,963	$445,761
Ratio and supplemental data
Expenses to average net assets	0.88%	0.85%	0.83%	0.84%	0.86%
Net investment income (loss), to average net assets	0.04%	0.25%	(0.08)%	0.05%	0.30%
Portfolio turnover rate	60%	47%	73%	68%	44%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008		2007	2006	2005
Net asset value
Beginning of year	$7.64	$18.00		$15.88	$15.59	$14.61
Investment operations
Net investment loss(a)	(0.02)	—	(b)	(0.06)	(0.03)	— (b)
Net realized and unrealized gain (loss)	2.81	(6.05)		3.56	0.75	2.17
Total operations	2.79	(6.05)		3.50	0.72	2.17
Distributions
From net investment income	—	—		—	(0.01)	—
From net realized gains	—	(4.31)		(1.38)	(0.42)	(1.19)
Total distributions	—	(4.31)		(1.38)	(0.43)	(1.19)
Net asset value
End of year	$10.43	$7.64		$18.00	$15.88	$15.59
Total return(c)	36.52%	(41.06)%		22.74%	4.90%	15.93%
Net assets end of year (000’s)	$11,126	$7,425		$20,062	$16,847	$14,980
Ratio and supplemental data
Expenses to average net assets	1.13%	1.10%		1.08%	1.09%	1.11%
Net investment loss, to average net assets	(0.20)%	—	%(d)	(0.33)%	(0.20)%	0.03%
Portfolio turnover rate	60%	47%		73%	68%	44%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Rounds to less than (0.01%) or 0.01%.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Growth Opportunities VP (the “Fund”) is part of TST.

The Fund seeks to maximize long-term growth.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $29 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and a sub-adviser of other funds within TST.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, TIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$13,930	4.65%
Transamerica Asset Allocation-Growth VP	18,374	6.13
Transamerica Asset Allocation-Moderate VP	39,658	13.23
Transamerica Asset Allocation-Moderate Growth VP	81,213	27.10
Total	$153,175	51.11%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million	0.70%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.15% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$169,162
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	131,507
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, capital loss carryforwards, and post-October loss deferrals.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$(7,971)
Undistributed (accumulated) net investment income (loss)	$—
Undistributed (accumulated) net realized gain (loss) from investment securities	$7,971

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$432	December 31, 2011
$32,072	December 31, 2016
$22,390	December 31, 2017

The capital loss carryforwards utilized or expired during the year ended December 31, 2009 were $7,971.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$818
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	11,432
Long-term Capital Gain	80,474

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$77
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(54,894)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$41,359
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Growth Opportunities VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Growth Opportunities VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

14

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

15

Transamerica Hanlon Balanced VP

(unaudited)

MARKET ENVIRONMENT

Management of the portfolio started May 1, 2009.  The portfolio makes investments in various asset classes (equity, bond, commodity, currency, interest rate direction and real estate) by investing in Exchange Traded Funds (“ETFs”), using a tactical and strategic portfolio management technique.  Prior to the launch of the portfolio, the investment markets in general suffered a very large correction in asset prices across almost all asset classes. This correction was brought on by over-leveraging and considerable risk-taking by Wall Street, banks, insurance companies and investment partnerships. Individual investors and borrowers also participated.

To counteract the negative implications on the economy and markets, the central banks around the world proceeded with unprecedented global fiscal and monetary stimuli. This brought interest rates to very low levels.  Since then, markets have been driven by a combination of bargain-level values, coupled with huge monetary liquidity.  As prices have appreciated considerably, these bargains have become harder to find.

PERFORMANCE

For the period from inception May 1, 2009 through December 31, 2009, Transamerica Hanlon Balanced VP Initial Class returned 14.00%.  By comparison its primary benchmark and secondary benchmarks, the Dow Jones World Total Return Index, the Barclays Capital U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 35.37%, 5.30% and 2.16%, respectively.

STRATEGY REVIEW

Bonds

How do high yield bonds look at year-end 2009?

Technical — the charts of the high yield bond market continue to exhibit consistent, positive returns with very low volatility.

Spreads — this is the difference between the interest rate on high yield corporate bonds compared to US Treasuries.  That difference is still more than 6% per year.  The long term median spread is closer to 5%.

Defaults — near 10% now, most analysts believe that the peak in defaults is occurring now and that there is a chance that default rates will drop considerably in the coming year.

We believe that high yield bonds will complete their recovery phase sometime in 2010, with spreads returning to historical median levels in the 5% range.

Equities

There are two things that move equity prices; buyers and sellers.  It is also commonly known that over the long-term there are two things that impact the decisions of buyers and sellers the most; interest rates and earnings.  We believe that interest rates will remain low for the foreseeable future, so what about earnings?  Here are some of the reasons why earnings may be better than most expect in the coming year in many world equity markets:

•                  Unemployment — corporations have fewer employees on payroll which may result in substantial annual savings.

•                  Lower dividend payouts — it has been reported that total dividends payable by public corporations have decreased.

•                  Lower energy costs — the past two years has witnessed a considerable drop in the price of oil and natural gas which will translate into a significant savings.

•                  Lower financing costs — due to lower interest rates.

•                  Emerging market opportunities — the world’s population positions to join the “middle-class”.

Stock market charts continue to improve.  We expect to see further investment in the portfolio in equities during the coming year, both domestic and international.

1

Commodities, Currencies, Interest Rates and Real Estate

The portfolio permits investments in commodities, currencies, interest rate direction and real estate asset classes.  Since inception the portfolio has experienced small positions in commodity, interest rate, currency and real estate ETFs.  We will continue to monitor the commodities, currencies, interest rate direction and real estate asset classes for profit opportunities and expect that in the year ahead there will be investments made in these areas as well.

As the risk-reward ratio of equities improves in 2010, as compared to high yield corporate bond funds, we foresee that we will be allocating more into equities.  We remain very optimistic about our ability to navigate the volatile investment waters ahead.

Sean Hanlon, CFP®

Donald Williams

Jeff Vogl

Co-Portfolio Managers

Hanlon Investment Management, Inc.

2

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	14.00%	05/01/2009
Dow Jones World Total Return*	35.37%	05/01/2009
Barclays Capital U.S. Aggregate Bond*	5.30%	05/01/2009
BofA Merrill Lynch 3-Month Treasury Bill*	2.16%	05/01/2009
Service Class	13.80%	05/01/2009

NOTES

* The Dow Jones World Total Return Index (“Dow Jones World Total Return”), the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Hanlon Balanced VP
Initial Class	$1,000.00	$1,119.80	$5.34	$1,020.16	$5.09	1.00%
Service Class	1,000.00	1,119.00	6.68	1,018.90	6.36	1.25

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

(c)  Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	96.2%
Repurchase Agreement	2.9
Other Assets and Liabilities - Net	0.9
Total	100.0%

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 96.2%
Capital Markets - 96.2%
iShares Dow Jones U.S. Real Estate Index Fund	1,701	$78
iShares iBoxx $ High Yield Corporate Bond Fund	32,026	2,814
iShares MSCI Emerging Markets Index Fund	3,882	161
iShares MSCI Pacific Ex-Japan Index Fund	3,865	160
iShares Russell 2000 Index Fund	2,525	157
iShares S&P Latin America 40 Index Fund	3,364	161
PowerShares DB U.S. Dollar Index Bullish Fund‡	3,482	80
PowerShares High Yield Corporate Bond Portfolio	17,732	319
PowerShares QQQ	3,478	160
Proshares Ultrashort 20+ Year Treasury‡	3,590	180
SPDR Barclays Capital High Yield Bond Fund	67,934	2,643
SPDR Gold Trust Fund‡	740	79
SSC Government Money Market Fund	238,267	238
SSGA Money Market Fund	238,267	238
SSGA Prime Money Market Fund	238,267	238
State Street Institutional Liquid Reserves Fund	238,267	238
Total Investment Companies (cost $7,680)		7,944

	Principal
REPURCHASE AGREEMENT - 2.9%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $238 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $246	$238	238
Total Repurchase Agreement (cost $238)

Total Investment Securities (cost $7,918) #		8,182
Other Assets and Liabilities - Net		71

Net Assets		$8,253

NOTES TO SCHEDULE OF INVESTMENTS:

‡                 Non-income producing security.

#                Aggregate cost for federal income tax purposes is $7,925. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $259 and $2, respectively. Net unrealized appreciation for tax purposes is $257.

DEFINITIONS:

MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depository Receipt
SSC	State Street Corporation
SSGA	State Street Global Advisors

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$7,944	$—	$—	$7,944
Cash & Cash Equivalent - Repurchase Agreement	—	238	—	238
Total	$7,944	$238	$—	$8,182

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $7,680)	$7,944
Repurchase agreement, at value (cost: $238)	238
Receivables:
Investment securities sold	11
Shares sold	110
Dividends	43
8,346

Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	77
Shares redeemed	3
Management and advisory fees	2
Audit and tax fees	7
Other	4
93
Net assets	$8,253

Net assets consist of:
Capital stock ($.01 par value)	$7
Additional paid-in capital	7,745
Undistributed net investment income	164
Undistributed (accumulated) net realized gain (loss) from investment securities	73
Net unrealized appreciation (depreciation) on:
Investment securities	264
Net assets	$8,253

Net assets by class:
Initial Class	$5,067
Service Class	3,186
Shares outstanding:
Initial Class	444
Service Class	280
Net asset value and offering price per share:
Initial Class	$11.40
Service Class	11.38

STATEMENT OF OPERATIONS

For the period ended December 31, 2009 (b)

(all amounts in thousands)

Investment income:
Dividend income	$187
Interest income	1
	188
Expenses:
Management and advisory	21
Printing and shareholder reports	2
Custody	11
Administration	—	(a)
Legal	—	(a)
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	1
Total expenses	49
Less waiver/reimbursement	(25)
Net expenses	24
Net investment income	164

Net realized gain (loss) on transactions from:
Investment securities	73

Net increase in unrealized appreciation (depreciation) on:
Investment securities	264
Net realized and unrealized gain	337

Net increase in net assets resulting from operations	$501

(a) Rounds to less than $1.

(b) Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$164
Net realized gain (loss) from investment securities	73
Change in net unrealized appreciation (depreciation) on investment securities	264
Net increase in net assets resulting from operations	501

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,875
Service Class	3,170
8,045
Cost of shares redeemed:
Initial Class	(236)
Service Class	(57)
(293)
Net increase in net assets from capital shares transactions	7,752

Net increase in net assets	8,253

Net assets:
Beginning of period	—
End of period	$8,253
Undistributed net investment income	$164

Share activity:
Shares issued:
Initial Class	466
Service Class	285
751
Shares redeemed:
Initial Class	(22)
Service Class	(5)
(27)
Net increase (decrease) in shares outstanding:
Initial Class	444
Service Class	280
724

(a) Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class		Service Class
	May 1 to Dec 31, 2009(a)		May 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(b)(c)	0.49		0.62
Net realized and unrealized gain	0.91		0.76
Total operations	1.40		1.38
Net asset value
End of period	$11.40		$11.38

Total return(d)	14.00	%(e)	13.80	%(e)

Net assets end of year (000’s)	$5,067		$3,186
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	2.06	%(g)	2.31	%(g)
Net investment income, to average net assets(c)	6.78	%(g)	8.50	%(g)
Portfolio turnover rate(h)	48	%(e)	48	%(e)

(a)	Commenced operations on May 1, 2009.

(b)	Calculated based on average number of shares outstanding.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Do not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Balanced VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST.

The Fund seeks current income and capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the period ended December 31, 2009 of $2 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. — (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Initial Class	$285	3.45%
Service Class	285	3.45

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. — (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$25	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$8,190
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	1,534
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. — (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income		$244
Undistributed Long-term Capital Gain	$
Capital Loss Carryforward		$—
Post October Capital Loss Deferral		$—
Post October Currency Loss Deferral		$—
Net Unrealized Appreciation (Depreciation)		$257
Other Temporary Differences		$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Hanlon Balanced VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Hanlon Balanced VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

14

Transamerica Hanlon Growth VP

(unaudited)

MARKET ENVIRONMENT

Management of the portfolio started May 1, 2009. The portfolio makes investments in various asset classes (equity, bond, commodity, currency, interest rate direction and real estate) by investing in Exchange Traded Funds (“ETFs”), using a tactical and strategic portfolio management technique.  Prior to the launch of the portfolio, the investment markets in general suffered a very large correction in asset prices across almost all asset classes.  This correction was brought on by over-leveraging and considerable risk-taking by Wall Street, banks, insurance companies and investment partnerships.  Individual investors and borrowers also participated.

To counteract the negative implications on the economy and markets, the central banks around the world proceeded with unprecedented global fiscal and monetary stimuli.  This brought interest rates to very low levels.  Since then, markets have been driven by a combination of bargain-level values, coupled with huge monetary liquidity.  As prices have appreciated considerably, these bargains have become harder to find.

PERFORMANCE

For the period from inception May 1, 2009 through December 31, 2009, Transamerica Hanlon Growth VP Initial Class returned 15.20%.  By comparison its primary and secondary benchmarks, the Dow Jones World Total Return Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 35.37% and 2.16%, respectively.

STRATEGY REVIEW

Bonds

How do high yield bonds look at year-end 2009?

Technical — the charts of the high yield bond market continue to exhibit consistent, positive returns with very low volatility.

Spreads — this is the difference between the interest rate on high yield corporate bonds compared to US Treasuries.  That difference is still more than 6% per year.  The long term median spread is closer to 5%.

Defaults — near 10% now, most analysts believe that the peak in defaults is occurring now and that there is a chance that default rates will drop considerably in the coming year.

We believe that high yield bonds will complete their recovery phase sometime in 2010, with spreads returning to historical median levels in the 5% range.

Equities

There are two things that move equity prices; buyers and sellers.  It is also commonly known that over the long-term there are two things that impact the decisions of buyers and sellers the most; interest rates and earnings.  We believe that interest rates will remain low for the foreseeable future, so what about earnings?  Here are some of the reasons why earnings may be better than most expect in the coming year in many world equity markets:

•                  Unemployment — corporations have fewer employees on payroll which may result in substantial annual savings.

•                  Lower dividend payouts — it has been reported that total dividends payable by public corporations have decreased.

•                  Lower energy costs — the past two years has witnessed a considerable drop in the price of oil and natural gas which will translate into a significant savings.

•                  Lower financing costs — due to lower interest rates.

•                  Emerging market opportunities — the world’s population positions to join the “middle-class”.

Stock market charts continue to improve.  We expect to see further investment in the portfolio in equities during the coming year, both domestic and international.

1

Commodities, Currencies, Interest Rates and Real Estate

The portfolio permits investments in commodities, currencies, interest rate direction and real estate asset classes.  Since inception the portfolio has experienced small positions in commodity, interest rate, currency and real estate ETFs.  We will continue to monitor the commodities, currencies, interest rate direction and real estate asset classes for profit opportunities and expect that in the year ahead there will be investments made in these areas as well.

As the risk-reward ratio of equities improves in 2010, as compared to high yield corporate bond funds, we foresee that we will be allocating more into equities.  We remain very optimistic about our ability to navigate the volatile investment waters ahead.

Sean Hanlon, CFP®

Donald Williams

Jeff Vogl

Co-Portfolio Managers

Hanlon Investment Management, Inc.

2

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	15.20%	05/01/2009
Dow Jones World Total Return*	35.37%	05/01/2009
BofA Merrill Lynch 3-Month Treasury Bill*	2.16%	05/01/2009
Service Class	15.00%	05/01/2009

NOTES

* The Dow Jones World Total Return Index ("Dow Jones World Total Return") and the Bank of America Merrill Lynch 3-Month Treasury Bill ("BofA Merrill Lynch 3-Month Treasury Bill") are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Hanlon Growth VP
Initial Class	$1,000.00	$1,131.60	$5.37	$1,020.16	$5.09	1.00%
Service Class	1,000.00	1,130.80	6.71	1,018.90	6.36	1.25

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	100.0%
Repurchase Agreement	1.4
Other Assets and Liabilities - Net	(1.4)
Total	100.0%

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Capital Markets - 100.0%
iShares Dow Jones U.S. Real Estate Index Fund	2,659	$122
iShares iBoxx $ High Yield Corporate Bond Fund	49,615	4,357
iShares MSCI Emerging Markets Index Fund	12,023	499
iShares MSCI Pacific Ex-Japan Index Fund	11,938	494
iShares Russell 2000 Index Fund	7,827	487
iShares S&P Latin America 40 Index Fund	10,416	498
PowerShares DB U.S. Dollar Index Bullish Fund ‡	5,392	124
PowerShares High Yield Corporate Bond Portfolio	27,473	495
PowerShares QQQ	10,760	494
Proshares Ultrashort 20+ Year Treasury ‡	5,559	278
SPDR Barclays Capital High Yield Bond Fund	105,251	4,093
SPDR Gold Trust Fund ‡	1,146	123
SSC Government Money Market Fund	173,581	174
SSGA Money Market Fund	173,581	174
SSGA Prime Money Market Fund	173,581	174
State Street Institutional Liquid Reserves Fund	173,581	174
Total Investment Companies (cost $12,223)		12,760

	Principal
REPURCHASE AGREEMENT - 1.4%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $174 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $179	$174	174
Total Repurchase Agreement (cost $174)

Total Investment Securities (cost $12,397) #		12,934
Other Assets and Liabilities - Net		(180)
Net Assets		$12,754

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $12,419. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $518 and $3, respectively. Net unrealized appreciation for tax purposes is $515.

DEFINITIONS:

MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depository Receipt
SSC	State Street Corporation
SSGA	State Street Global Advisors

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$12,760	$—	$—	$12,760
Cash & Cash Equivalent - Repurchase Agreement	—	174	—	174
Total	$12,760	$174	$—	$12,934

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $12,223)	$12,760
Repurchase agreement, at value (cost: $174)	174
Receivables:
Investment securities sold	4
Shares sold	117
Dividends	65
13,120
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	352
Management and advisory fees	2
Printing and shareholder reports fees	1
Audit and tax fees	7
Other	4
366
Net assets	$12,754

Net assets consist of:
Capital stock ($.01 par value)	$11
Additional paid-in capital	11,682
Undistributed net investment income	329
Undistributed (accumulated) net realized gain (loss) from investment securities	195
Net unrealized appreciation (depreciation) on:
Investment securities	537
Net assets	$12,754

Net assets by class:
Initial Class	$10,661
Service Class	2,093
Shares outstanding:
Initial Class	925
Service Class	182
Net asset value and offering price per share:
Initial Class	$11.52
Service Class	11.50

STATEMENT OF OPERATIONS

For the period ended December 31, 2009(b)

(all amounts in thousands)

Investment income:
Dividend income	$376
Interest income	2
	378
Expenses:
Management and advisory	44
Printing and shareholder reports	5
Custody	11
Administration	1
Legal	—	(a)
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Total expenses	75
Less waiver/reimbursement	(26)
Net expenses	49

Net investment income	329

Net realized gain (loss) on transactions from:
Investment securities	195

Net increase in unrealized appreciation (depreciation) on:
Investment securities	537
Net realized and unrealized gain	732

Net increase in net assets resulting from operations	$1,061

(a)	Rounds to less than $1.

(b)	Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$329
Net realized gain (loss) from investment securities	195
Change in net unrealized appreciation (depreciation) on investment securities	537
Net increase in net assets resulting from operations	1,061

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,145
Service Class	2,035
13,180
Cost of shares redeemed:
Initial Class	(1,485)
Service Class	(2)
(1,487)
Net increase in net assets from capital shares transactions	11,693

Net increase in net assets	12,754

Net assets:
Beginning of period	—
End of period	$12,754
Undistributed net investment income	$329

Share activity:
Shares issued:
Initial Class	1,066
Service Class	182
1,248
Shares redeemed:
Initial Class	(141)
Service Class	— (b)
(141)
Net increase (decrease) in shares outstanding:
Initial Class	925
Service Class	182
1,107

(a)	Commenced operations on May 1, 2009.

(b)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class		Service Class
	May 1 to Dec 31, 2009(a)		May 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(b),(c)	0.48		0.62
Net realized and unrealized gain	1.04		0.88
Total operations	1.52		1.50
Net asset value
End of period	$11.52		$11.50

Total return(d)	15.20	%(e)	15.00	%(e)

Net assets end of year (000’s)	$10,661		$2,093
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	1.53	%(g)	1.78	%(g)
Net investment income, to average net assets(c)	6.64	%(g)	8.51	%(g)
Portfolio turnover rate(h)	68	%(e)	68	%(e)

(a)	Commenced operations on May 1, 2009.

(b)	Calculated based on average number of shares outstanding.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Do not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Growth VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST.

The Fund seeks long-term capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the period ended December 31, 2009 of $6 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. — (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$288	2.26%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. — (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009	$26	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$16,018
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	4,679
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. — (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$546
Undistributed Long-term Capital Gain	$
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$515
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Hanlon Growth VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Hanlon Growth VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

14

Transamerica Hanlon Growth and Income VP

(unaudited)

MARKET ENVIRONMENT

Management of the portfolio started May 1, 2009.  The portfolio makes investments in various asset classes (equity, bond, commodity, currency, interest rate direction and real estate) by investing in Exchange Traded Funds (“ETFs”), using a tactical and strategic portfolio management technique.  Prior to the launch of the portfolio, the investment markets in general suffered a very large correction in asset prices across almost all asset classes.  This correction was brought on by over-leveraging and considerable risk-taking by Wall Street, banks, insurance companies and investment partnerships.  Individual investors and borrowers also participated.

To counteract the negative implications on the economy and markets, the central banks around the world proceeded with unprecedented global fiscal and monetary stimuli.  This brought interest rates to very low levels.  Since then, markets have been driven by a combination of bargain-level values, coupled with huge monetary liquidity.  As prices have appreciated considerably, these bargains have become harder to find.

PERFORMANCE

For the period from inception May 1, 2009 through December 31, 2009, Transamerica Hanlon Growth and Income VP Initial Class returned 14.30%.  By comparison its primary benchmark and secondary benchmarks, the Dow Jones World Total Return Index, the Barclays Capital U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 35.37%, 5.30% and 2.16%, respectively.

STRATEGY REVIEW

Bonds

How do high yield bonds look at year-end 2009?

Technical — the charts of the high yield bond market continue to exhibit consistent, positive returns with very low volatility.

Spreads — this is the difference between the interest rate on high yield corporate bonds compared to US Treasuries.  That difference is still more than 6% per year.  The long term median spread is closer to 5%.

Defaults — near 10% now, most analysts believe that the peak in defaults is occurring now and that there is a chance that default rates will drop considerably in the coming year.

We believe that high yield bonds will complete their recovery phase sometime in 2010, with spreads returning to historical median levels in the 5% range.

Equities

There are two things that move equity prices; buyers and sellers.  It is also commonly known that over the long-term there are two things that impact the decisions of buyers and sellers the most; interest rates and earnings.  We believe that interest rates will remain low for the foreseeable future, so what about earnings?  Here are some of the reasons why earnings may be better than most expect in the coming year in many world equity markets:

•	Unemployment — corporations have fewer employees on payroll which may result in substantial annual savings.

•	Lower dividend payouts — it has been reported that total dividends payable by public corporations have decreased.

•	Lower energy costs — the past two years has witnessed a considerable drop in the price of oil and natural gas which will translate into a significant savings.

•	Lower financing costs — due to lower interest rates.

•	Emerging market opportunities — the world’s population positions to join the “middle-class”.

Stock market charts continue to improve.  We expect to see further investment in the portfolio in equities during the coming year, both domestic and international.

1

Commodities, Currencies, Interest Rates and Real Estate

The portfolio permits investments in commodities, currencies, interest rate direction and real estate asset classes.  Since inception the portfolio has experienced small positions in commodity, interest rate, currency and real estate ETFs.  We will continue to monitor the commodities, currencies, interest rate direction and real estate asset classes for profit opportunities and expect that in the year ahead there will be investments made in these areas as well.

As the risk-reward ratio of equities improves in 2010, as compared to high yield corporate bond funds, we foresee that we will be allocating more into equities.  We remain very optimistic about our ability to navigate the volatile investment waters ahead.

Sean Hanlon, CFP®

Donald Williams

Jeff Vogl

Co-Portfolio Managers

Hanlon Investment Management, Inc.

2

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	14.30%	05/01/2009
Dow Jones World Total Return*	35.37%	05/01/2009
Barclays Capital U.S. Aggregate Bond*	5.30%	05/01/2009
BofA Merrill Lynch 3-Month Treasury Bill *	2.16%	05/01/2009
Service Class	14.20%	05/01/2009

NOTES

* The Dow Jones World Total Return Index (“Dow Jones World Total Return”), the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Bank of America Merrill Lynch 3-Month Treasury Bill Index (“BofA Merrill Lynch 3-Month Treasury Bill”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Hanlon Growth and Income VP
Initial Class	$1,000.00	$1,123.90	$5.35	$1,020.16	$5.09	1.00%
Service Class	1,000.00	1,124.00	6.69	1,018.90	6.36	1.25

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	99.8%
Repurchase Agreement	3.0
Other Assets and Liabilities - Net	(2.8)
Total	100.0%

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 99.8%
Capital Markets - 99.8%
iShares Dow Jones U.S. Real Estate Index Fund	1,815	$83
iShares iBoxx $ High Yield Corporate Bond Fund	34,132	2,998
iShares MSCI Emerging Markets Index Fund	6,201	257
iShares MSCI Pacific Ex-Japan Index Fund	6,165	255
iShares Russell 2000 Index Fund	4,044	252
iShares S&P Latin America 40 Index Fund	5,371	257
PowerShares DB U.S. Dollar Index Bullish Fund ‡	3,698	85
PowerShares High Yield Corporate Bond Portfolio	18,933	341
PowerShares QQQ	5,554	255
Proshares Ultrashort 20+ Year Treasury ‡	3,828	191
SPDR Barclays Capital High Yield Bond Fund	72,414	2,817
SPDR Gold Trust Fund ‡	794	85
SSC Government Money Market Fund	273,744	274
SSGA Money Market Fund	273,744	274
SSGA Prime Money Market Fund	273,744	274
State Street Institutional Liquid Reserves Fund	273,744	274
Total Investment Companies (cost $8,639)		8,972

	Principal
REPURCHASE AGREEMENT - 3.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $274 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $280.	$274	274
Total Repurchase Agreement (cost $274)

Total Investment Securities (cost $8,913) #		9,246
Other Assets and Liabilities - Net		(249)

Net Assets		$8,997

NOTES TO SCHEDULE OF INVESTMENTS:

‡                  Non-income producing security.

#                 Aggregate cost for federal income tax purposes is $8,923. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $325 and $2, respectively. Net unrealized appreciation for tax purposes is $323.

DEFINITIONS:

MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depository Receipt
SSC	State Street Corporation
SSGA	State Street Global Advisors

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$8,972	$—	$—	$8,972
Cash & Cash Equivalent - Repurchase Agreement	—	274	—	274
Total	$8,972	$274	$—	$9,246

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $8,639)	$8,972
Repurchase agreement, at value (cost: $274)	274
Receivables:
Shares sold	46
Dividends	44
9,336
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	326
Management and advisory fees	1
Distribution and service fees	1
Audit and tax fees	7
Other	4
339
Net assets	$8,997
Net assets consist of:
Capital stock ($.01 par value)	$8
Additional paid-in capital	8,357
Undistributed net investment income	196
Undistributed (accumulated) net realized gain (loss) from investment securities	103
Net unrealized appreciation (depreciation) on:
Investment securities	333
Net assets	$8,997
Net assets by class:
Initial Class	$6,712
Service Class	2,285
Shares outstanding:
Initial Class	587
Service Class	200
Net asset value and offering price per share:
Initial Class	$11.43
Service Class	11.42

STATEMENT OF OPERATIONS

For the period ended December 31, 2009(b)

(all amounts in thousands)

Investment income:
Dividend income	$224
Interest income	1
	225

Expenses:
Management and advisory	26
Printing and shareholder reports	3
Custody	10
Administration	1
Legal	—	(a)
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Total expenses	54
Less waiver/reimbursement	(25)
Net expenses	29

Net investment income	196

Net realized gain (loss) on transactions from:
Investment securities	103

Net increase in unrealized appreciation (depreciation) on:
Investment securities	333
Net realized and unrealized gain	436

Net increase in net assets resulting from operations	$632

(a)          Rounds to less than $1.

(b)         Commenced Operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$196
Net realized gain (loss) from investment securities	103
Change in net unrealized appreciation (depreciation) on investment securities	333
Net increase in net assets resulting from operations	632

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,679
Service Class	2,232
8,911
Cost of shares redeemed:
Initial Class	(544)
Service Class	(2)
(546)
Net increase in net assets from capital shares transactions	8,365

Net increase in net assets	8,997

Net assets:
Beginning of period	—
End of period	$8,997
Undistributed net investment income	$196

Share activity:
Shares issued:
Initial Class	638
Service Class	200
838
Shares redeemed:
Initial Class	(51)
Service Class	— (b)
(51)
Net increase (decrease) in shares outstanding:
Initial Class	587
Service Class	200
787

(a)          Commenced operations on May 1, 2009.

(b)         Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class		Service Class
	May 1 to Dec 31, 2009(a)		May 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(b),(c)	0.48		0.58
Net realized and unrealized gain	0.95		0.84
Total operations	1.43		1.42
Net asset value
End of period	$11.43		$11.42

Total return(d)	14.30	%(e)	14.20	%(e)

Net assets end of year (000’s)	$6,712		$2,285
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	1.88	%(g)	2.13	%(g)
Net investment income, to average net assets(c)	6.73	%(g)	8.02	%(g)
Portfolio turnover rate(h)	56	%(e)	56	%(e)

(a)          Commenced operations on May 1, 2009.

(b)         Calculated based on average number of shares outstanding.

(c)          Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)         Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)          Not annualized.

(f)            Do not include expenses of the investment companies in which the fund invests.

(g)         Annualized.

(h)         Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Growth and Income VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST.

The Fund seeks capital appreciation and some current income.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the period ended December 31, 2009 of $3 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. — (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$286	3.18%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. — (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009	$25	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$9,686
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	2,242
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. — (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income		$309
Undistributed Long-term Capital Gain	$
Capital Loss Carryforward		$—
Post October Capital Loss Deferral		$—
Post October Currency Loss Deferral		$—
Net Unrealized Appreciation (Depreciation)		$323
Other Temporary Differences		$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Hanlon Growth and Income VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Hanlon Growth and Income VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

14

Transamerica Hanlon Managed Income VP

(unaudited)

MARKET ENVIRONMENT

Management of the portfolio started May 1, 2009.  The portfolio makes investments in various asset classes (bond, currency, and interest rate direction) by investing in Exchange Traded Funds (“ETFs”), using a tactical and strategic portfolio management technique.  Prior to the launch of the portfolio, the investment markets in general suffered a very large correction in asset prices across almost all asset classes.  This correction was brought on by over-leveraging and considerable risk-taking by Wall Street, banks, insurance companies and investment partnerships.  Individual investors and borrowers also participated.

To counteract the negative implications on the economy and markets, the central banks around the world proceeded with unprecedented global fiscal and monetary stimuli. This brought interest rates to very low levels.  Since then, markets have been driven by a combination of bargain-level values, coupled with huge monetary liquidity. As prices have appreciated considerably, these bargains have become harder to find.

PERFORMANCE

For the period from inception May 1, 2009 through December 31, 2009, Transamerica Hanlon Managed Income VP Initial Class returned 10.90%.  By comparison its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month Treasury Bill Index, returned 5.30% and 2.16%, respectively.

STRATEGY REVIEW

Bonds

How do high yield bonds look at year-end 2009?

Technical — the charts of the high yield bond market continue to exhibit consistent, positive returns with very low volatility.

Spreads — this is the difference between the interest rate on high yield corporate bonds compared to US Treasuries. That difference is still more than 6% per year.  The long term median spread is closer to 5%.

Defaults — near 10% now, most analysts believe that the peak in defaults is occurring now and that there is a chance that default rates will drop considerably in the coming year.

We believe that high yield bonds will complete their recovery phase sometime in 2010, with spreads returning to historical median levels in the 5% range.

We have increased the high quality bond exposure in recent months as well and continue to believe that there are good opportunities for investment gains there.

There are two things that move bond prices; buyers and sellers.  It is also commonly known that over the long-term there are two things that impact the decisions of buyers and sellers the most; interest rates and corporate earnings which translates into credit quality.  We believe that interest rates will remain low for the foreseeable future, so what about earnings?  Here are some of the reasons why earnings may be better than most expect in the coming year in many world markets:

•                  Unemployment — corporations have fewer employees on payroll which may result in substantial annual savings.

•                  Lower dividend payouts — it has been reported that total dividends payable by public corporations have decreased.

•                  Lower energy costs — the past two years has witnessed a considerable drop in the price of oil and natural gas which will translate into a significant savings.

•                  Lower financing costs — due to lower interest rates.

•                  Emerging market opportunities — the world’s population positions to join the “middle-class”.

Bond market charts continue to improve.  We expect to see further investment in the portfolio in bonds during the coming year, both domestic and international.

1

Currencies and Interest Rates

The portfolio permits investments in currency and interest rate direction asset classes. Since inception the portfolio has had a small position in an interest rate ETF.  Recently the portfolio established positions in US dollar asset class. We will continue to monitor the currencies and interest rate direction asset classes for profit opportunities and expect that in the year ahead there will be additional investments made in these areas as well.

We remain very optimistic about our ability to navigate the volatile investment waters ahead.

Sean Hanlon, CFP®

Donald Williams

Jeff Vogl

Co-Portfolio Managers

Hanlon Investment Management, Inc.

2

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	10.90%	05/01/2009
Barclays Capital U.S. Aggregate Bond*	5.30%	05/01/2009
BofA Merrill Lynch 3-Month Treasury Bill *	2.16%	05/01/2009
Service Class	10.80%	05/01/2009

NOTES

* The Barclays Capital U.S. Aggregate Bond Index ("Barclays Capital U.S. Aggregate Bond") and the Bank of America Merrill Lynch 3-Month Treasury Bill Index ("BofA Merrill Lynch 3-Month Treasury Bill") are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Hanlon Managed Income VP
Initial Class	$1,000.00	$1,090.50	$5.27	$1,020.16	$5.09	1.00%
Service Class	1,000.00	1,090.50	6.59	1,018.90	6.36	1.25

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Investment Companies	90.1%
Repurchase Agreement	6.9
Other Assets and Liabilities - Net	3.0
Total	100.0%

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 90.1%
Capital Markets - 90.1%
iShares Barclays Credit Bond Fund	16,013	$1,610
iShares Barclays Intermediate Credit Bond Fund	15,705	1,613
iShares Dow Jones U.S. Real Estate Index Fund	6,901	317
iShares iBoxx $ High Yield Corporate Bond Fund	35,155	3,089
iShares iBoxx Investment Grade Corporate Bond Fund	62,018	6,460
iShares JPMorgan USD Emerging Markets Bond Fund	15,946	1,623
iShares S&P National Municipal Bond Fund	25,145	2,584
PowerShares DB U.S. Dollar Index Bullish Fund ‡	14,041	324
Proshares Ultrashort 20+ Year Treasury ‡	14,506	725
SPDR Barclays Capital High Yield Bond Fund	79,112	3,077
SPDR Gold Trust Fund ‡	3,013	323
SSC Government Money Market Fund	2,562,449	2,562
SSGA Money Market Fund	2,562,449	2,562
SSGA Prime Money Market Fund	2,562,449	2,562
State Street Institutional Liquid Reserves Fund	2,562,449	2,562
Vanguard Total Bond Market Fund	20,550	1,615
Total Investment Companies (cost $33,533)		33,608

	Principal
REPURCHASE AGREEMENT - 6.9%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $2,562 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $2,614.	$2,562	2,562
Total Repurchase Agreement (cost $2,562)

Total Investment Securities (cost $36,095) #		36,170
Other Assets and Liabilities - Net		1,119
Net Assets		$37,289

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $36,111. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $183 and $124, respectively. Net unrealized appreciation for tax purposes is $59.

DEFINITIONS:

SPDR	Standard & Poor’s Depository Receipt
SSC	State Street Corporation
SSGA	State Street Global Advisors

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$33,608	$—	$—	$33,608
Cash & Cash Equivalent - Repurchase Agreement	—	2,562	—	2,562
Total	$33,608	$2,562	$—	$36,170

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $33,533)	$33,608
Repurchase agreement, at value (cost: $2,562)	2,562
Receivables:
Shares sold	2,875
Interest	2
Dividends	94
39,141
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,825
Management and advisory fees	14
Distribution and service fees	2
Audit and tax fees	7
Other	4
1,852
Net assets	$37,289

Net assets consist of:
Capital stock ($.01 par value)	$34
Additional paid-in capital	36,199
Undistributed net investment income	372
Undistributed (accumulated) net realized gain (loss) from investment securities	609
Net unrealized appreciation (depreciation) on:
Investment securities	75
Net assets	$37,289
Net assets by class:
Initial Class	$17,794
Service Class	19,495
Shares outstanding:
Initial Class	1,604
Service Class	1,759
Net asset value and offering price per share:
Initial Class	$11.09
Service Class	11.08

STATEMENT OF OPERATIONS

For the period ended December 31, 2009(b)

(all amounts in thousands)

Investment income:
Dividend income	$445
Interest income	5
	450
Expenses:
Management and advisory	68
Printing and shareholder reports	6
Custody	10
Administration	1
Legal	—	(a)
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	3
Total expenses	102
Less waiver/reimbursement	(24)
Net expenses	78

Net investment income	372

Net realized gain (loss) on transactions from:
Investment securities	609

Net increase in unrealized appreciation (depreciation) on:
Investment securities	75
Net realized and unrealized gain	684

Net increase in net assets resulting from operations	$1,056

(a)  Rounds to less than $1.

(b)  Commenced operations on May1, 2009.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$372
Net realized gain (loss) from investment securities	609
Change in net unrealized appreciation (depreciation) on investment securities	75
Net increase in net assets resulting from operations	1,056

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,429
Service Class	20,050
37,479
Cost of shares redeemed:
Initial Class	(632)
Service Class	(614)
(1,246)
Net increase in net assets from capital shares transactions	36,233

Net increase in net assets	37,289

Net assets:
Beginning of period	—
End of period	$37,289
Undistributed net investment income	$372

Share activity:
Shares issued:
Initial Class	1,663
Service Class	1,815
3,478
Shares redeemed:
Initial Class	(59)
Service Class	(56)
(115)
Net increase (decrease) in shares outstanding:
Initial Class	1,604
Service Class	1,759
3,363

(a)	Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class May 1 to Dec 31, 2009(a)		Service Class May 1 to Dec 31, 2009(a)
Net asset value
Beginning of period	$10.00		$10.00
Investment operations
Net investment income(b),(c)	0.35		0.39
Net realized and unrealized gain	0.74		0.69
Total operations	1.09		1.08
Net asset value
End of period	$11.09		$11.08

Total return(d)	10.90	%(e)	10.80	%(e)

Net assets end of year (000’s)	$17,794		$19,495
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	1.00	%(g)	1.25	%(g)
Before reimbursement/fee waiver	1.32	%(g)	1.57	%(g)
Net investment income, to average net assets(c)	4.90	%(g)	5.29	%(g)
Portfolio turnover rate(h)	99	%(e)	99	%(e)

(a)	Commenced operations on May 1, 2009.

(b)	Calculated based on average number of shares outstanding.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Do not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Hanlon Managed Income VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST.

The Fund seeks conservative stability.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the period ended December 31, 2009 of $8 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. — (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$277.74%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.90%
Over $500 million up to $1 billion	0.875%
Over $1 billion	0.85%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. — (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$24	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$30,935
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	8,254
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. — (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$997
Undistributed Long-term Capital Gain	$
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$59
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Hanlon Managed Income VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Hanlon Managed Income VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

14

Transamerica Index 35 VP

(unaudited)

MARKET ENVIRONMENT

From a market’s perspective, 2009 was like March in New England.  The year came in like a lion but went out like a lamb.  Markets struggled mightily in the first quarter as risk aversion peaked due to widespread fear and panic surrounding our financial institutions ability to remain as going concerns.  Although there remain warning signs for the markets including commercial real estate, residential real estate, sovereign risk, inflation, deflation, budget deficits, increased regulation and a high unemployment rate, stock markets around the world have staged a huge rally over the past nine plus months.  Risk aversion has somewhat been thrown out the window as cash gets plowed into equities and riskier parts of the bond market while investors seek to recapture some portion of what was lost.  Volatility has returned to “normal” and markets are functioning properly as we head into 2010.

PERFORMANCE

For the period from inception November 19, 2009 through December 31, 2009, Transamerica Index 35 VP Initial Class returned 0.00%.  By comparison its primary benchmark and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Transamerica Index 35 VP Blended Benchmark Index, returned (0.85%) and (0.26%), respectively.

The blended benchmark consists of the Barclays Capital U.S. Aggregate Bond (65%), the Financial Times Stock Exchange All-World ex-US Index (“FTSE All World ex US”) (10%), and the Morgan Stanley Capital International U.S. Broad Market Index (“MSCI US Broad Market”) (25%), which returned (0.85%), (0.58%) and 1.29%, respectively.

STRATEGY REVIEW

The Portfolio is designed to closely track market benchmarks. Unfortunately, even the best laid plans can go awry when markets don’t cooperate. Fixed Income Exchange Traded Funds (“ETF”)’s across the board had a difficult time tracking their benchmarks in 2009 as the cost of trading soared due to the highly illiquid market. As an indexer, we buy every day. During a market crisis, we may have to examine that idea as the premium paid to acquire new shares rose to previously unthinkable levels. Because returns are based not on market, but on NAV, our fixed income returns (and other managers using ETFs) lagged far behind the index.

Jeff Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	0.00%	11/19/2009
Barclays Capital U.S. Aggregate Bond*	(0.85)%	11/19/2009
Transamerica Index 35 VP Blended Benchmark*	(0.26)%	11/19/2009
Service Class	0.00%	11/19/2009

NOTES

* The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Transamerica Index 35 VP Blended Benchmark that consists of the following: Barclays Capital U.S. Aggregate Bond 65%, the Financial Times Stock Exchange All-World ex-US Index (“FTSE All World ex US”) 10% and the Morgan Stanley Capital International U.S. Broad Market Index (“MSCI US Broad Market”) 25%. These are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at November 19, 2009 (commencement of operations) and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)
Transamerica Index 35 VP
Initial Class	$1,000.00	$1,000.00	$0.44	$1,005.45	$0.44	0.37%
Service Class	1,000.00	1,000.00	0.73	1,005.16	0.73	0.62

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (43 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	75.7%
Repurchase Agreement	9.8
Growth - Large Cap	9.0
Value - Large Cap	4.4
Growth - Small Cap	2.3
Emerging Market - Equity	2.1
Region Fund - European	2.0
Region Fund - Asian Pacific	1.1
Other Assets and Liabilities - Net	(6.4)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 96.6%
Capital Markets - 75.7%
Vanguard Europe Pacific	1,690	$58
Vanguard Index Stock Market	3,790	214
Vanguard Intermediate-Term Bond	4,190	331
Vanguard Long-Term Bond	1,260	96
Vanguard Short-Term Bond	6,380	507
Vanguard Total Bond Market	3,930	309
Emerging Market - Equity - 2.1%
Vanguard Emerging Markets	1,030	42
Growth - Large Cap - 9.0%
Vanguard Growth	1,735	92
Vanguard Large-Capital	1,730	88
Growth - Small Cap - 2.3%
Vanguard Small-Capital	810	46
Region Fund - Asian Pacific - 1.1%
Vanguard Pacific	450	23
Region Fund - European - 2.0%
Vanguard European	850	41
Value - Large Cap - 4.4%
Vanguard Value	1,860	89
Total Investment Companies (cost $1,950)		1,936

	Principal
REPURCHASE AGREEMENT - 9.8%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $197 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $202.	$197	197
Total Repurchase Agreement (cost $197)

Total Investment Securities (cost $2,147) #		2,133
Other Assets and Liabilities - Net		(128)
Net Assets		$2,005

NOTE TO SCHEDULE OF INVESTMENTS:

#

Aggregate cost for federal income tax purposes is $2,147. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3 and $17, respectively. Net unrealized depreciation for tax purposes is $14.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$1,936	$—	$—	$1,936
Cash & Cash Equivalent - Repurchase Agreement	—	197	—	197
Total	$1,936	$197	$—	$2,133

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,950)	$1,936
Repurchase agreement, at value (cost: $197)	197
Receivables:
Shares sold	45
Due from advisor	27
2,205
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	182
Printing and shareholder reports fees	9
Other	9
200
Net assets	$2,005

Net assets consist of:
Capital stock ($.01 par value)	$2
Additional paid-in capital	2,007
Undistributed net investment income	10
Net unrealized appreciation (depreciation) on:
Investment securities	(14)
Net assets	$2,005
Net assets by class:
Initial Class	$250
Service Class	1,755
Shares outstanding:
Initial Class	25
Service Class	175
Net asset value and offering price per share:
Initial Class	$10.00
Service Class	10.00

STATEMENT OF OPERATIONS

For the period ended December 31, 2009*

(all amounts in thousands)

Investment income:
Dividend income	$11
Interest income	—	(a)
	11

Expenses:
Management and advisory	—	(a)
Printing and shareholder reports	17
Custody	3
Administration	—	(a)
Legal	—	(a)
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Distribution and service:
Service Class	1
Total expenses	35
Less waiver/reimbursement	(34)
Net expenses	1

Net investment income	10

Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(14)
Net realized and unrealized loss	(14)

Net decrease in net assets resulting from operations	$(4)

(a)	Rounds to less than $1.

*	Commenced operation on November 19, 2009.

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$10
Net realized gain (loss) from investment securities	—
Change in net unrealized appreciation (depreciation) on investment securities	(14)
Net decrease in net assets resulting from operations	(4)

Capital share transactions:
Proceeds from shares sold:
Initial Class	250
Service Class	1,764
2,014
Cost of shares redeemed:
Service Class	(5)
(5)
Net increase in net assets from capital shares transactions	2,009

Net increase in net assets	2,005

Net assets:
Beginning of period	—
End of period	$2,005
Undistributed net investment income	$10

Share activity:
Shares issued:
Initial Class	25
Service Class	176
201
Shares redeemed:
Service Class	(1)
(1)
Net increase (decrease) in shares outstanding:
Initial Class	25
Service Class	175
200

(a)  Commenced operations on November 19, 2009.

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class Nov 19 to Dec 31, 2009(a)		Service Class Nov 19 to Dec 31, 2009(a)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(b),(c)	0.07		0.10
Net realized and unrealized gain	(0.07)		(0.10)
Total operations	0.00		0.00
Net asset value
End of period	$10.00		$10.00

Total return(d)	—	%(e)	—	%(e)

Net assets end of year (000’s)	$250		$1,755
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.37	%(g)	0.62	%(g)
Before reimbursement/fee waiver	27.72	%(g)	27.97	%(g)
Net investment income, to average net assets(c)	5.92	%(g)	8.60	%(g)
Portfolio turnover rate(h)	1	%(e)	1	%(e)

(a)	Commenced operations on November 19, 2009.

(b)	Calculated based on average number of shares outstanding.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Do not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 35 VP (the “Fund”) commenced operations on November 19, 2009.  The Fund is part of TST.

The Fund seeks current income and preservation of capital.

The Fund currently offers two share classes; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. — (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reporting day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, AUIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, AUIM, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Values	% of Fund’s Net Assets
Initial Class	$250	12.47%
Service Class	250	12.47

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $50 million.	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.37% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain ordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. — (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009	$34	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$1,958
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	7
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. — (continued)

treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-term Capital Gain	$10
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$(14)
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Index 35 VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Index 35 VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period November 19, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS – INITIAL REVIEW AND APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on July 21, 2009, in approving a mandate to establish Transamerica Index 35 VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST on behalf of Transamerica Index 35 VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund between TAM and AEGON USA Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period.  Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

Approval of the New Series Advisory Arrangements – General Determinations

The Board then reviewed and considered the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement for the New Series.  The Board reviewed the agreements to determine whether each such agreement should be approved for an initial two-year period. Following their review and consideration, the Board determined that the proposed Investment Advisory Agreement and proposed Sub-Advisory Agreement should enable the New Series to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the Independent Board Members, unanimously approved the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement.

In reaching their decision, the Board Members requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including, when applicable, information about fees and performance.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreements, the Board evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser.  They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the New Series, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages (including funds with investment strategies similar to those of the New Series) and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team.  The Board also noted that the Sub-adviser and TAM have an established relationship.  The Board Members determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the New Series’ operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the New Series.  The New Series is not yet in existence and therefore had no historical performance for the Board to review.  However, the Board examined performance of the asset allocation model developed by the Sub-Adviser based on the underlying performance of the Vanguard ETFs as defined below against the New Series’ proposed benchmark indices.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of each of the Fund’s proposed investment objectives, policies and strategies and competitive with the New Series’ benchmark indices and also determined that TAM’s and the Sub-Adviser’s performance record for other similarly managed funds indicate that their management of the New Series could benefit each New Series and its shareholders.

The fees and cost of advisory services provided and the level of profitability.  The New Series is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review.  However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of providing administration, transfer agency, fund accounting and other services, to the proposed New Series and other funds within the fund complex at various asset levels.  They also reviewed the proposed management and sub-advisory fees for the New Series and noted that the proposed management fees and expenses were below the median of the New Series’ peer groups.  Based on such information, the Board Members determined that the proposed management fees of the New Series and the anticipated profitability of the relationship between the Funds, TAM and its affiliates, and the Sub-Adviser generally are appropriate in light of the services expected to be provided or procured.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper Inc.

It was noted that pursuant to an exemptive order obtained by Vanguard, in order for the New Series to be entitled to invest in the Vanguard Exchange Traded Funds (“Vanguard ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs.  It was noted that TAM will render “manager of managers” services to the New Series by, among other things, closely monitoring the Sub-Adviser’s performance and compliance and by adding additional sub-advisers or altering the composition of sub-advisers as necessary to adapt to market conditions or the New Series’ performance.  It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the New Series in an attempt to match or exceed the return of an unmanaged benchmark.  On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services provided that will be in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the New Series will invest.

13

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the New Series grow.  In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the New Series.  The Board concluded that the proposed fees, and breakpoints should appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the New Series.  The Board also concluded that the New Series’ management fees appropriately reflect the New Series’ anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy.  The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether each New Series has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the New Series.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the New Series are expected to be consistent with industry practice and the best interests of the New Series and their shareholders.  The Board Members noted that TAM would not realize soft dollar benefits from its relationship with the New Series, and that the Sub-Adviser may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements and would be asked to participate in a brokerage commissions recapture program, which would limit the amount of soft dollar benefits which a sub-adviser may realize.  It was noted, however, that given the nature of the proposed New Series and the role of the Sub-Adviser in selecting Vanguard ETFs for the proposed New Series, there were unlikely to be brokerage or soft dollar arrangements.

Other considerations.  The Board considered the investment objectives of the New Series and their investment strategies and determined that the New Series would enhance the investment options for affiliated insurance companies’ variable annuity products.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Series in a professional manner that is consistent with the best interests of the New Series and their shareholders.  In this regard, the Board Members favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Board Members also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order.  The Board Members also determined that TAM has made a significant entrepreneurial commitment to the management and success of the New Series, reflected by TAM’s contractual expense limitation and fee waiver arrangements with the New Series which may result in TAM waiving fees for the benefit of shareholders.  In approving the New Series, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the New Series under the sub-advisory agreement, and their overall portfolio management capabilities.  The Board determined that the Sub-Adviser has also made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the New Series.

14

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

15

Transamerica Index 50 VP

(unaudited)

MARKET ENVIRONMENT

From a market’s perspective, 2009 was like March in New England.  The year came in like a lion but went out like a lamb.  Markets struggled mightily in the first quarter as risk aversion peaked due to widespread fear and panic surrounding our financial institutions ability to remain as going concerns.  Although there remain warning signs for the markets including commercial real estate, residential real estate, sovereign risk, inflation, deflation, budget deficits, increased regulation and a high unemployment rate, stock markets around the world have staged a huge rally over the past 9 plus months.  Risk aversion has somewhat been thrown out the window as cash gets plowed into equities and riskier parts of the bond market while investors seek to recapture some portion of what was lost.  Volatility has returned to “normal” and markets are functioning properly as we head into 2010.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Index 50 VP Initial Class returned 16.62%.  By comparison its primary benchmark and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Transamerica Index 50 VP Blended Benchmark Index, returned 5.93% and 19.57%, respectively.

The blended benchmark consists of the Barclays Capital U.S. Aggregate Bond (50%), the Financial Times Stock Exchange All-World ex-US (“FTSE All World ex US”) (16%), and the Morgan Stanley Capital International U.S. Broad Market Index (“MSCI US Broad Market”) (34%), which returned 5.93%, 43.33%, and 28.76%, respectively.

STRATEGY REVIEW

The Portfolio is designed to closely track market benchmarks.  Unfortunately, even the best laid plans can go awry when markets don’t cooperate. Fixed Income Exchange Traded Funds (“ETFs”) across the board had a difficult time tracking their benchmarks in 2009 as the cost of trading soared due to the highly illiquid market.  As an indexer, we buy every day.  During a market crisis, we may have to examine that idea as the premium paid to acquire new shares rose to previously unthinkable levels. Because returns are based not on market, but on NAV, our fixed income returns (and other managers using ETFs) lagged far behind the index.

Jeff Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Initial Class	16.62%	(2.07)%	05/01/2008
Barclays Capital U.S. Aggregate Bond*	5.93%	5.49%	05/01/2008
Transamerica Index 50 VP Blended Benchmark*	19.57%	(1.63)%	05/01/2008
Service Class	16.53%	(2.26)%	05/01/2008

NOTES

* The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Transamerica Index 50 VP Blended Benchmark that consists of the following: Barclays Capital U.S. Aggregate Bond 50%, the Financial Times Stock Exchange All-World ex-US (“FTSE All World ex US”) 16% and the Morgan Stanley Capital International U.S. Broad Market Index (“MSCI US Broad Market”) 34%. These are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Index 50 VP
Initial Class	$1,000.00	$1,129.40	$1.99	$1,023.34	$1.89	0.37%
Service Class	1,000.00	1,128.40	3.33	1,022.08	3.16	0.62

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

(c)  Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	68.6%
Growth - Large Cap	12.5
Value - Large Cap	6.3
Emerging Market - Equity	4.1
Region Fund - European	3.8
Growth - Small Cap	2.4
Region Fund - Asian Pacific	1.6
Repurchase Agreement	1.5
Other Assets and Liabilities - Net	(0.8)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 99.3%
Capital Markets - 68.6%
Vanguard Europe Pacific	253,360	$8,665
Vanguard Index Stock Market	518,280	29,215
Vanguard Total Bond Market	1,191,864	93,668
Emerging Market - Equity - 4.1%
Vanguard Emerging Markets	192,528	7,894
Growth - Large Cap - 12.5%
Vanguard Growth	233,143	12,371
Vanguard Large-Capital	229,431	11,625
Growth - Small Cap - 2.4%
Vanguard Small-Capital	78,600	4,508
Region Fund - Asian Pacific - 1.6%
Vanguard Pacific	60,153	3,087
Region Fund - European - 3.8%
Vanguard European	151,427	7,341
Value - Large Cap - 6.3%
Vanguard Value	252,706	12,067
Total Investment Companies (cost $175,958)		190,441

	Principal
REPURCHASE AGREEMENT - 1.5%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $2,927 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $2,986.	$2,927	2,927
Total Repurchase Agreement (cost $2,927)
Total Investment Securities (cost $178,885) #		193,368
Other Assets and Liabilities - Net		(1,547)
Net Assets		$191,821

NOTE TO SCHEDULE OF INVESTMENTS:

#                      Aggregate cost for federal income tax purposes is $180,109. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $13,259.  Net unrealized appreciation for tax purposes is $13,259.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$190,441	$—	$—	$190,441
Cash & Cash Equivalent - Repurchase Agreement	—	2,927	—	2,927
Total	$190,441	$2,927	$—	$193,368

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $175,958)	$190,441
Repurchase agreement, at value (cost: $2,927)	2,927
Receivables:
Investment securities sold	517
Shares sold	148
Dividends	343
194,376
Liabilities:
Due to custodian	348
Accounts payable and accrued liabilities:
Investment securities purchased	2,105
Shares redeemed	5
Management and advisory fees	45
Distribution and service fees	39
Administration fees	3
Printing and shareholder reports fees	1
Audit and tax fees	7
Other	2
2,555
Net assets	$191,821

Net assets consist of:
Capital stock ($.01 par value)	$200
Additional paid-in capital	172,591
Undistributed net investment income	3,011
Undistributed (accumulated) net realized gain on investment securities	1,536
Net unrealized appreciation (depreciation) on:
Investment securities	14,483
Net assets	$191,821
Net assets by class:
Initial Class	$378
Service Class	191,443
Shares outstanding:
Initial Class	39
Service Class	19,951
Net asset value and offering price per share:
Initial Class	$9.63
Service Class	9.60

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$3,618
Interest income	—	(a)
	3,618
Expenses:

Management and advisory	301
Printing and shareholder reports	4
Custody	24
Administration	19
Legal	5
Audit and tax	15
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	242
Other	1
Total expenses	616
Less waiver/reimbursement	(14)
Net expenses	602
Net investment income	3,016

Net realized gain (loss) on transactions from:
Investment securities	2,029

Net increase in unrealized appreciation (depreciation) on:
Investment securities	14,957

Net realized and unrealized gain	16,986

Net increase in net assets resulting from operations	$20,002

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008(a)
From operations:
Net investment income	$3,016	$334
Net realized gain (loss) from investment securities	2,029	(493)
Change in net unrealized appreciation (depreciation) on investment securities	14,957	(474)
Net increase (decrease) in net assets resulting from operations	20,002	(633)

Distributions to shareholders:
From net investment income:
Initial Class	(1)	—
Service Class	(338)	—
Total distributions to shareholders	(339)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	261	402
Service Class	159,370	23,984
	159,631	24,386
Dividends and distributions reinvested:
Initial Class	1	—
Service Class	338	—
	339	—
Cost of shares redeemed:
Initial Class	(235)	(47)
Service Class	(10,363)	(920)
	(10,598)	(967)
Net increase in net assets from capital shares transactions	149,372	23,419

Net increase in net assets	169,035	22,786

Net assets:
Beginning of year	22,786	—
End of year	$191,821	$22,786
Undistributed net investment income	$3,011	$334

Share activity:
Shares issued:
Initial Class	30	43
Service Class	18,389	2,824
	18,419	2,867
Shares issued-reinvested from distributions:
Initial Class	— (b)	—
Service Class	37	—
	37	—
Shares redeemed:
Initial Class	(29)	(5)
Service Class	(1,190)	(109)
	(1,219)	(114)
Net increase (decrease) in shares outstanding:
Initial Class	1	38
Service Class	17,236	2,715
	17,237	2,753

(a) Commenced operations on May 1, 2008.

(b) Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(a)		December 31, 2009	May 1 to Dec 31, 2008(a)
Net asset value
Beginning of year	$8.28	$10.00		$8.26	$10.00
Investment operations
Net investment income(b),(c)	0.26	0.25		0.28	0.38
Net realized and unrealized gain (loss)	1.12	(1.97)		1.08	(2.12)
Total operations	1.38	(1.72)		1.36	(1.74)
Distributions
From net investment income	(0.03)	—		(0.02)	—
Total distributions	(0.03)	—		(0.02)	—
Net asset value
End of year	$9.63	$8.28		$9.60	$8.26

Total return(d)	16.62%	(17.20	)%(e)	16.53%	(17.40	)%(e)

Net assets end of year (000’s)	$378	$315		$191,443	$22,471
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.37%	0.37	%(g)	0.62%	0.62	%(g)
Before reimbursement/fee waiver	0.38%	1.23	%(g)	0.63%	1.48	%(g)
Net investment income, to average net assets(c)	2.91%	4.21	%(g)	3.09%	7.06	%(g)
Portfolio turnover rate(h)	27%	17	%(e)	27%	17	%(e)

(a) Commenced operations on May 1, 2008.

(b) Calculated based on average number of shares outstanding.

(c) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Do not include expenses of the investment companies in which the fund invests.

(g) Annualized.

(h) Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 50 VP (the “Fund”) is part of TST.

The Fund seeks to balance capital appreciation and income.

The Fund currently offers two share classes; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. — (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reporting day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and is sub-advisor of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, AUIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, AUIM, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Values	% of Fund’s Net Assets
Initial Class	$241	0.13%
Service Class	241	0.13

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.37% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. — (continued)

There were no amounts recaptured during the year ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009	$14	12/31/2012
Fiscal Year 2008	41	12/31/2011

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$176,786
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	25,861
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. — (continued)

amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$339
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	—
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$5,510
Undistributed Long-term Capital Gain	$265
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$13,259
Other Temporary Differences	$(4)

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Index 50 VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Index 50 VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

13

Transamerica Index 75 VP

(unauditied)

MARKET ENVIRONMENT

From a market’s perspective, 2009 was like March in New England.  The year came in like a lion but went out like a lamb.  Markets struggled mightily in the first quarter as risk aversion peaked due to widespread fear and panic surrounding our financial institutions ability to remain as going concerns.  Although there remain warning signs for the markets including commercial real estate, residential real estate, sovereign risk, inflation, deflation, budget deficits, increased regulation and a high unemployment rate, stock markets around the world have staged a huge rally over the past 9 plus months.  Risk aversion has somewhat been thrown out the window as cash gets plowed into equities and riskier parts of the bond market while investors seek to recapture some portion of what was lost.  Volatility has returned to “normal” and markets are functioning properly as we head into 2010.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Index 75 VP Initial Class returned 23.68%.  By comparison its primary benchmark and secondary benchmarks, the Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) and the Transamerica Index 75 VP Blended Benchmark Index, returned 28.76% and 26.34%, respectively.

The blended benchmark consists of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) (25%), the Financial Times Stock Exchange All-World ex-US (“FTSE All World ex US”) (23%), and the Morgan Stanley Capital International U.S. Broad Market Index (“MSCI US Broad Market”) (52%), which returned 5.93%, 43.33%, and 28.76%, respectively.

STRATEGY REVIEW

The Portfolio is designed to closely track market benchmarks. Unfortunately, even the best laid plans can go awry when markets don’t cooperate. Exchange Traded Funds (“ETFs”) across the board had a difficult time tracking their benchmarks in 2009 as the cost of trading soared due to the highly illiquid market.  As an indexer, we buy every day.  During a market crisis, we may have to examine that idea as the premium paid to acquire new shares rose to previously unthinkable levels. Because returns are based not on market, but on NAV, our fixed income returns (and other managers using ETFs) lagged far behind the index.

Jeff Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Initial Class	23.68%	(5.86)%	05/01/2008
MSCI US Broad Market*	28.76%	(9.09)%	05/01/2008
Transamerica Index 75 VP Blended Benchmark*	26.34%	(5.57)%	05/01/2008
Service Class	23.18%	(6.24)%	05/01/2008

NOTES

* The Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) and the Transamerica Index 75 VP Blended Benchmark that consists of the following: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 25%, Financial Times Stock Exchange All World ex US Index (“FTSE All World ex US”) 23% and MSCI US Broad Market 52%. These are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)
Transamerica Index 75 VP
Initial Class	$1,000.00	$1,181.80	$2.03	$1,023.34	$1.89	0.37%
Service Class	1,000.00	1,178.50	3.40	1,022.08	3.16	0.62

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.
(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	51.2%
Growth - Large Cap	18.8
Value - Large Cap	11.3
Region Fund - European	6.5
Emerging Market - Equity	5.9
Growth - Small Cap	3.2%
Region Fund - Asian Pacific	2.4
Repurchase Agreement	1.6
Other Assets and Liabilities - Net	(0.9)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 99.3%
Capital Markets - 51.2%
Vanguard Europe Pacific	750,120	$25,654
Vanguard Index Stock Market	1,629,170	91,836
Vanguard Total Bond Market	1,324,651	104,105
Emerging Market - Equity - 5.9%
Vanguard Emerging Markets	618,990	25,379
Growth - Large Cap - 18.8%
Vanguard Growth	998,897	53,001
Vanguard Large-Capital	560,484	28,400
Growth - Small Cap - 3.2%
Vanguard Small-Capital	239,910	13,759
Region Fund - Asian Pacific - 2.4%
Vanguard Pacific	204,024	10,471
Region Fund - European - 6.5%
Vanguard European	577,110	27,978
Value - Large Cap - 11.3%
Vanguard Value	1,019,423	48,677
Total Investment Companies (cost $373,762)		429,260

	Principal
REPURCHASE AGREEMENT - 1.6%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $6,856 on 01/04/2010. Collateralized by U.S. Government Agency Obligations, Zero Coupon, due 02/11/2010 - 03/18/2010, and with a total value of $6,995.	$6,856	6,856
Total Repurchase Agreement (cost $6,856)
Total Investment Securities (cost $380,618) #		436,116
Other Assets and Liabilities - Net		(3,706)
Net Assets		$432,410

NOTE TO SCHEDULE OF INVESTMENTS:

#	Aggregate cost for federal income tax purposes is $388,397. Aggregate gross and net unrealized appreciation for all securities in which there is an excess of value over tax cost was $47,719.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$429,260	$—	$—	$429,260
Cash & Cash Equivalent - Repurchase Agreement	—	6,856	—	6,856
Total	$429,260	$6,856	$—	$436,116

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $373,762)	$429,260
Repurchase agreement, at value (cost: $6,856)	6,856
Receivables:
Investment securities sold	598
Shares sold	234
Dividends	467
437,415
Liabilities:
Due to custodian	474
Accounts payable and accrued liabilities:
Investment securities purchased	4,267
Shares redeemed	12
Management and advisory fees	142
Distribution and service fees	89
Transfer agent fees	1
Administration fees	7
Printing and shareholder reports fees	2
Audit and tax fees	7
Other	4
5,005
Net assets	$432,410

Net assets consist of:
Capital stock ($.01 par value)	$483
Additional paid-in capital	372,183
Undistributed net investment income	6,496
Undistributed (accumulated) net realized gain on investment securities	(2,250)
Net unrealized appreciation (depreciation) on:
Investment securities	55,498
Net assets	$432,410

Net assets by class:
Initial Class	$1,016
Service Class	431,394
Shares outstanding:
Initial Class	113
Service Class	48,203
Net asset value and offering price per share:
Initial Class	$9.01
Service Class	8.95

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$7,967
Expenses:
Management and advisory	709
Printing and shareholder reports	8
Custody	28
Administration	47
Legal	12
Audit and tax	15
Trustees	9
Transfer agent	4
Distribution and service:
Service Class	587
Other	2
Total expenses	1,421
Recaptured Expense	37
Net expenses	1,458
Net investment income	6,509

Net realized gain (loss) on transactions from:
Investment securities	(1,678)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	61,004
Net realized and unrealized gain	59,326

Net increase in net assets resulting from operations	$65,835

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008(a)
From operations:
Net investment income	$6,509	$1,059
Net realized gain (loss) from investment securities	(1,678)	(570)
Change in net unrealized appreciation (depreciation) on investment securities	61,004	(5,506)
Net increase (decrease) in net assets resulting from operations	65,835	(5,017)

Distributions to shareholders:
From net investment income:
Initial Class	(2)	—
Service Class	(1,073)	—
	(1,075)	—
From net realized gains:
Initial Class	— (b)	—
Service Class	(2)	—
	(2)	—
Total distributions to shareholders	(1,077)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	691	2,858
Service Class	326,168	63,399
	326,859	66,257
Dividends and distributions reinvested:
Initial Class	2	—
Service Class	1,075	—
	1,077	—
Cost of shares redeemed:
Initial Class	(2,206)	(74)
Service Class	(17,564)	(1,680)
	(19,770)	(1,754)
Net increase in net assets from capital shares transactions	308,166	64,503

Net increase in net assets	372,924	59,486

Net assets:
Beginning of year	59,486	—
End of year	$432,410	$59,486
Undistributed net investment income	$6,496	$1,062

Share activity:
Shares issued:
Initial Class	84	322
Service Class	42,613	8,042
	42,697	8,364
Shares issued-reinvested from distributions:
Initial Class	— (c)	—
Service Class	128	—
	128	—
Shares redeemed:
Initial Class	(284)	(9)
Service Class	(2,373)	(207)
	(2,657)	(216)
Net increase (decrease) in shares outstanding:
Initial Class	(200)	313
Service Class	40,368	7,835
	40,168	8,148

(a)	Commenced operations on May 1, 2008.
(b)	Rounds to less than $1.
(c)	Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class			Service Class
	December 31, 2009	May 1 to Dec 31, 2008(a)		December 31, 2009	May 1 to Dec 31, 2008(a)
Net asset value
Beginning of year	$7.31	$10.00		$7.29	$10.00
Investment operations
Net investment income(b),(c)	0.16	0.33		0.23	0.38
Net realized and unrealized gain (loss)	1.57	(3.02)		1.46	(3.09)
Total operations	1.73	(2.69)		1.69	(2.71)
Distributions
From net investment income	(0.03)	—		(0.03)	—
From net realized gains	— (d)	—		— (d)	—
Total distributions	(0.03)	—		(0.03)	—
Net asset value
End of year	$9.01	$7.31		$8.95	$7.29
Total return(e)	23.68%	(26.90	)%(f)	23.18%	(27.10	)%(f)

Net assets end of year (000’s)	$1,016	$2		$431,394	$57
Ratio and supplemental data
Expenses to average net assets(g)
After reimbursement/fee waiver	0.37%	0.37	%(h)	0.62%	0.62	%(h)
Before reimbursement/fee waiver	0.35%	0.67	%(h)	0.60%	0.92	%(h)
Net investment income, to average net assets(c)	2.17%	6.63	%(h)	2.75%	7.71	%(h)
Portfolio turnover rate(i)	24%	11	%(f)	24%	11	%(f)

(a)	Commenced operations on May 1, 2008.
(b)	Calculated based on average number of shares outstanding.
(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.
(d)	Rounds to less than $(.01) per share.
(e)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(f)	Not annualized.
(g)	Do not include expenses of the investment companies in which the fund invests.
(h)	Annualized.
(i)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 75 VP (the “Fund”) is part of TST.

The Fund seeks capital appreciation as a primary objective and income as a secondary objective.

The Fund currently offers two share classes; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. — (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reporting day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, AUIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, AUIM, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Values	% of Fund’s Net Assets
Initial Class	$226	0.05%
Service Class	224	0.05

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.37% Expense Limit

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. — (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

Amounts recaptured by the adviser during the year ended December 31, 2009 were $37. There is $3 available for recapture through December 31, 2011, related to fiscal year 2008.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$368,508
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	56,946
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. — (continued)

treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$1,077
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	—
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$11,748
Undistributed Long-term Capital Gain	$289
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$47,719
Other Temporary Differences	$(12)

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Index 75 VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Index 75 VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

13

Transamerica Index 100 VP

(unaudited)

MARKET ENVIRONMENT

From a market’s perspective, 2009 was like March in New England.  The year came in like a lion but went out like a lamb.  Markets struggled mightily in the first quarter as risk aversion peaked due to widespread fear and panic surrounding our financial institutions ability to remain as going concerns.  Although there remain warning signs for the markets including commercial real estate, residential real estate, sovereign risk, inflation, deflation, budget deficits, increased regulation and a high unemployment rate, stock markets around the world have staged a huge rally over the past 9 plus months.  Risk aversion has somewhat been thrown out the window as cash gets plowed into equities and riskier parts of the bond market while investors seek to recapture some portion of what was lost.  Volatility has returned to “normal” and markets are functioning properly as we head into 2010.

PERFORMANCE

For the period from inception November 19, 2009 through December 31, 2009, Transamerica Index 100 VP Initial Class returned 2.60%.  By comparison its primary benchmark and secondary benchmarks, the Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) and the Transamerica Index 100 VP Blended Benchmark Index, returned 1.29% and 0.82%, respectively.

The blended benchmark consists of the Financial Times Stock Exchange All-World ex-US (“FTSE All World ex US”) (25%), and MSCI US Broad Market (75%), which returned (0.58)% and 1.29%, respectively.

STRATEGY REVIEW

The Portfolio is designed to closely track market benchmarks.  For Transamerica Index 100 VP, that means a combination of equity markets both domestic and global.  As an indexer, we typically buy every day but the cash flows for this brand new fund have just started so the amounts to invest haven’t always been significant enough to warrant investment.  We expect to be more fully invested early in 2010.

Jeff Whitehead, CFA

Portfolio Manager

AEGON USA Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Initial Class	2.60%	11/19/2009
MSCI US Broad Market*	1.29%	11/19/2009
Transamerica Index 100 VP Blended Benchmark*	0.82%	11/19/2009
Service Class	2.60%	11/19/2009

NOTES

* The Morgan Stanley Capital International US Broad Market Index (“MSCI US Broad Market”) and the Transamerica Index 100 VP Blended Benchmark that consists of the following: Financial Times Stock Exchange All World ex US Index (“FTSE All World ex US”) 25% and MSCI US Broad Market 75%. These are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at November 19, 2009 (commencement of operations) and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica Index 100 VP
Initial Class	$1,000.00	$1,026.00	$0.48	$1,005.42	$0.47	0.40%
Service Class	1,000.00	1,026.00	0.78	1,005.12	0.77	0.65

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (43 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Capital Markets	27.8%
Growth - Large Cap	19.7
Value - Large Cap	11.9
Region Fund - European	5.7
Emerging Market - Equity	4.8
Growth - Small Cap	2.7
Region Fund - Asian Pacific	2.2
Repurchase Agreement	1.2
Other Assets and Liabilities - Net	24.0
Total	100.0%

The notes to the financial statements are an integral part of this report.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 74.8%
Capital Markets - 27.8%
Vanguard Europe Pacific	1,400	$48
Vanguard Index Stock Market	3,550	201
Emerging Market - Equity - 4.8%
Vanguard Emerging Markets	1,050	43
Growth - Large Cap - 19.7%
Vanguard Growth	2,160	115
Vanguard Large-Capital	1,230	62
Growth - Small Cap - 2.7%
Vanguard Small-Capital	420	24
Region Fund - Asian Pacific - 2.2%
Vanguard Pacific	390	20
Region Fund - European - 5.7%
Vanguard European	1,050	51
Value - Large Cap - 11.9%
Vanguard Value	2,250	107
Total Investment Companies (cost $665)		671

	Principal
REPURCHASE AGREEMENT - 1.2%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $11 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $14.	$11	11
Total Repurchase Agreement (cost $11)

Total Investment Securities (cost $676) #		682
Other Assets and Liabilities - Net		215
Net Assets		$897

NOTE TO SCHEDULE OF INVESTMENTS:

#

Aggregate cost for federal income tax purposes is $676. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9 and $3, respectively. Net unrealized appreciation for tax purposes is $6.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Investment Companies	$671	$—	$—	$671
Cash & Cash Equivalent - Repurchase Agreement	—	11	—	11
Total	$671	$11	$—	$682

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $665)	$671
Repurchase agreement, at value (cost: $11)	11
Receivables:
Shares sold	203
Due from advisor	33
918
Liabilities:
Accounts payable and accrued liabilities:
Printing and shareholder reports fees	12
Audit and tax fees	7
Other	2
21
Net assets	$897

Net assets consist of:
Capital stock ($.01 par value)	$1
Additional paid-in capital	882
Undistributed net investment income	7
Undistributed (accumulated) net realized gain on investment securities	1
Net unrealized appreciation (depreciation) on:
Investment securities	6
Net assets	$897
Net assets by class:
Initial Class	$257
Service Class	640
Shares outstanding:
Initial Class	25
Service Class	62
Net asset value and offering price per share:
Initial Class	$10.26
Service Class	10.26

STATEMENT OF OPERATIONS

For the period ended December 31, 2009*

(all amounts in thousands)

Investment income:
Dividend income	$7
Expenses:

Management and advisory	—	(a)
Printing and shareholder reports	23
Custody	3
Administration	—	(a)
Legal	—	(a)
Audit and tax	14
Trustees	—	(a)
Transfer agent	—	(a)
Total expenses	40
Less waiver/reimbursement	(40)
Net expenses	—	(a)
Net investment income	7

Net realized gain (loss) on transactions from:

Investment securities	1
Net increase in unrealized appreciation (depreciation) on:

Investment securities	6
Net realized and unrealized gain	7

Net increase in net assets resulting from operations	$14

(a)	Rounds to less than $1.

*	Commenced operations on November 19, 2009.

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment income	$7
Net realized gain (loss) from investment securities	1
Change in net unrealized appreciation (depreciation) on investment securities	6
Net increase in net assets resulting from operations	14

Capital share transactions:
Proceeds from shares sold:
Initial Class	250
Service Class	633
883
Net increase in net assets from capital shares transactions	883

Net increase in net assets	897

Net assets:
Beginning of period	—
End of period	$897
Undistributed net investment income	$7

Share activity:
Shares issued:
Initial Class	25
Service Class	62
87
Net increase (decrease) in shares outstanding:
Initial Class	25
Service Class	62
87

(a)  Commenced operations on November 19, 2009.

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class		Service Class
	Nov 19 to Dec 31, 2009(a)		Nov 19 to Dec 31, 2009(a)
Net asset value
Beginning of year	$10.00		$10.00
Investment operations
Net investment income(b),(c)	0.10		0.14
Net realized and unrealized gain	0.16		0.12
Total operations	0.26		0.26
Net asset value
End of period	$10.26		$10.26

Total return(d)	2.60	%(e)	2.60	%(e)

Net assets end of year (000’s)	$257		$640
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.40	%(g)	0.65	%(g)
Before reimbursement/fee waiver	61.05	%(g)	61.30	%(g)
Net investment income, to average net assets(c)	8.52	%(g)	12.07	%(g)
Portfolio turnover rate(h)	7	%(e)	7	%(e)

(a)	Commenced operations on November 19, 2009.

(b)	Calculated based on average number of shares outstanding.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Do not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Does not include the portfolio activity of the underlying funds.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Index 100 VP (the “Fund”) commenced operations on November 19, 2009.  The Fund is part of TST.

The Fund seeks long-term capital appreciation.

The Fund currently offers two share classes; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. — (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reporting day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC (“AUIM”) is both an affiliate of the Fund and is sub-advisor of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, AUIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, AUIM, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Values	% of Fund’s Net Assets
Initial Class	$257	28.65%
Service Class	257	28.65

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $50 million	0.32%
Over $50 million up to $250 million	0.30%
Over $250 million	0.28%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.40% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. — (continued)

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009	$40	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$704
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	41
U.S. Government	—

NOTE 5.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. — (continued)

treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$8
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$6
Other Temporary Differences	$—

NOTE 6.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Index 100 VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Index 100 VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period November 19, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (“TST”) held on July 21, 2009, in approving a mandate to establish Transamerica Index 100 VP as a New Series of TST, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TST on behalf of Transamerica Index 100 VP (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund between TAM and AEGON USA Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and proposed Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about the proposed management and sub-advisory fees for the Fund.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

Approval of the New Series Advisory Arrangements — General Determinations

The Board then reviewed and considered the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement for the New Series.  The Board reviewed the agreements to determine whether each such agreement should be approved for an initial two-year period. Following their review and consideration, the Board determined that the proposed Investment Advisory Agreement and proposed Sub-Advisory Agreement should enable the New Series to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders.  The Board, including the Independent Board Members, unanimously approved the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement.

In reaching their decision, the Board Members requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including, when applicable, information about fees and performance.  In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreements, the Board evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser.  They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the New Series, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages (including funds with investment strategies similar to those of the New Series) and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team.  The Board also noted that the Sub-adviser and TAM have an established relationship.  The Board Members determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the New Series’ operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the New Series.  The New Series is not yet in existence and therefore had no historical performance for the Board to review.  However, the Board examined performance of the asset allocation model developed by the Sub-Adviser based on the underlying performance of the Vanguard ETFs as defined below against the New Series’ proposed benchmark indices.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of each of the Fund’s proposed investment objectives, policies and strategies and competitive with the New Series’ benchmark indices and also determined that TAM’s and the Sub-Adviser’s performance record for other similarly managed funds indicate that their management of the New Series could benefit each New Series and its shareholders.

The fees and cost of advisory services provided and the level of profitability.  The New Series is not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review.  However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of providing administration, transfer agency, fund accounting and other services, to the proposed New Series and other funds within the fund complex at various asset levels.  They also reviewed the proposed management and sub-advisory fees for the New Series and noted that the proposed management fees and expenses were below the median of the New Series’ peer groups.  Based on such information, the Board Members determined that the proposed management fees of the New Series and the anticipated profitability of the relationship between the Funds, TAM and its affiliates, and the Sub-Adviser generally are appropriate in light of the services expected to be provided or procured.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper Inc.

It was noted that pursuant to an exemptive order obtained by Vanguard, in order for the New Series to be entitled to invest in the Vanguard Exchange Traded Funds (“Vanguard ETFs”) as proposed, the Board was required to consider whether the fees to be charged by TAM and the Sub-Adviser were duplicative of those to be charged by the manager of the Vanguard ETFs.  It was noted that TAM will render “manager of managers” services to the New Series by, among other things, closely monitoring the Sub-Adviser’s performance and compliance and by adding additional sub-advisers or altering the composition of sub-advisers as necessary to adapt to market conditions or the New Series’ performance.  It also was noted that the Sub-Adviser has developed an asset allocation model which it will utilize to select a basket of investments for the New Series in an attempt to match or exceed the return of an unmanaged benchmark.  On these bases, the Board determined that the fees to be charged by TAM and the Sub-Adviser are based on services provided that will be in addition to, rather than duplicative of, the services provided by the adviser to the underlying Vanguard ETFs in which the New Series will invest.

13

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the New Series grow.  In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s pricing strategy and the proposed advisory fee breakpoints as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the New Series.  The Board concluded that the proposed fees, and breakpoints should appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the New Series.  The Board also concluded that the New Series’ management fees appropriately reflect the New Series’ anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy.  The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether each New Series has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the New Series.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the New Series are expected to be consistent with industry practice and the best interests of the New Series and their shareholders.  The Board Members noted that TAM would not realize soft dollar benefits from its relationship with the New Series, and that the Sub-Adviser may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements and would be asked to participate in a brokerage commissions recapture program, which would limit the amount of soft dollar benefits which a sub-adviser may realize.  It was noted, however, that given the nature of the proposed New Series and the role of the Sub-Adviser in selecting Vanguard ETFs for the proposed New Series, there were unlikely to be brokerage or soft dollar arrangements.

Other considerations.  The Board considered the investment objectives of the New Series and their investment strategies and determined that the New Series would enhance the investment options for affiliated insurance companies’ variable annuity products.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the New Series in a professional manner that is consistent with the best interests of the New Series and their shareholders.  In this regard, the Board Members favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Board Members also noted and favorably considered the procedures and policies created to invest in the Vanguard ETFs pursuant to the Vanguard exemptive order.  The Board Members also determined that TAM has made a significant entrepreneurial commitment to the management and success of the New Series, reflected by TAM’s contractual expense limitation and fee waiver arrangements with the New Series which may result in TAM waiving fees for the benefit of shareholders.  In approving the New Series, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the New Series under the sub-advisory agreement, and their overall portfolio management capabilities.  The Board determined that the Sub-Adviser has also made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the New Series.

14

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

15

Transamerica International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Calendar year 2009 was an eventful one in the financial markets. The crises in the global banking and financial system that intensified in 2008 carried over into 2009’s first quarter. With the housing market sinking, banks taking massive write-offs, and credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in a panicked state in 2009’s initial months. The Standard and Poor’s 500 Composite Stock Index’s (“S&P 500”)  plunge thus carried over into 2009 until bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from the beginning of 2009 (the period covered by this report), the S&P 500 lost 24.63% through March 9th. The losses in international markets were in the same neighborhood, with the Morgan Stanley Capital International Europe Australasia, Far East Index (“MSCI-EAFE”) sinking 26.03% over that period. Emerging markets fell less—the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”) was down only 14.15%—partly to improving oil and other commodity prices. Most high-quality bonds also fell back modestly in early 2009 after having been bid up sharply amid the late-2008 turmoil.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed hints of stabilizing. The relief rally that began in March continued almost unabated through the end of the year. From March 10th through December 31st, the S&P 500 rebounded 67.80%. Naturally, the asset classes that had been hit the hardest in the downturn—in this case the riskier ones—tended to be the ones to bounce back most strongly. For example, smaller caps significantly outgained larger stocks. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains (The MSCI-EAFE Financial Index gained 132% from March 10th through December 31st.)

For 2009 as a whole, the S&P 500 recorded a 26.46% return. International stocks rose more in dollar terms, but only because of the U.S. dollar’s overall decline. The MSCI-EAFE gained 32.46% in dollars, but only 24.72% in local-currency terms. The U.K. and continental Europe rallied strongly, while Japan was a notable laggard. Emerging markets were far stronger, with the MSCI-EMI soaring 79.02%. Emerging economies, which were less affected by the problems at giant financial institutions in the U.S. and Europe, continued to grow, while China’s government stimulus and continued demand for resources lent strength to commodity-producing countries.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in demand—and in fact lost value for the year—but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 18.68% as measured by the Barclays Capital Corporate Investment Grade Index. The corresponding high-yield index surged 58.21%. The broad Barclays Capital U.S. Aggregate Bond Index, representing a blend of both government and corporate bonds, finished 2009 with only a 5.93% return.

PERFORMANCE

For the year ended December 31, 2009, Transamerica International Moderate Growth VP Initial Class returned 29.69%. By comparison, its primary and secondary benchmarks, the Morgan Stanley Capital International - World ex-US Index (“MSCI-World ex-US”) and the Barclays Capital U.S. Aggregate Bond Index, gained 34.39% and 5.93%, respectively.

STRATEGY REVIEW

The Portfolio is structured to provide broad coverage of international equity markets moderated by exposure to fixed-income securities. Its underlying equity fund holdings cover a range of international equity investing styles, including large value, large growth, all cap, small cap, emerging markets, and global real estate. The Portfolio typically devotes between 60% and 70% of assets to international developed-markets equity, and another 5% combined to emerging-markets equity and debt. The remaining 25% to 35% of assets is devoted to U.S. bonds. The U.S. fixed-income holdings are mostly in intermediate investment-grade bonds, with smaller amounts in Treasury Inflation Protected Securities, short-term investment-grade bonds, and high-yield bonds.

Despite targeting only about 70% of assets toward equities, the Portfolio returned about 88% of the equity index’s powerful gain in 2009. One reason the bond portfolio wasn’t more of a drag amid the stock rally is that all of the underlying bond funds easily outpaced the bond index’s 5.93% mark. The largest fixed-income position, Transamerica PIMCO Total Return VP, recorded a gain as its hoard of government-backed mortgages rallied in response to the Federal Reserve Board’s (“Fed”) mortgage-purchasing program. The second-largest bond holding, Transamerica Loomis Sayles Bond, rebounded mightily from its losses in 2008 as recovering economic sentiment lifted its portfolio of mostly corporate bonds. That fund soared in 2009—more than making up for the loss in 2008—and was the third-highest returning fund in the Portfolio, ahead of several equity funds.

The two funds that beat it were equity funds, specifically the emerging-markets and small-cap funds. Transamerica Oppenheimer Developing Markets outpaced the emerging-markets index, while Transamerica Schroders International Small Cap rode the surge in smaller foreign stocks. The only notable laggards in the portfolio—though neither trailed the MSCI World-ex US by more than four percentage points—were the portfolio’s two value holdings, Transamerica AllianceBernstein International Value and Transamerica Thornburg International Value. In 2009’s market rebound, which rewarded riskier fare, value stocks noticeably lagged growth stocks.

1

During the year we exited two funds that Transamerica eliminated from its fund platform in an effort to streamline its fund menu. The affected funds were Transamerica Marsico International Growth and Transamerica Evergreen International Small Cap. We distributed the assets in those funds to various other Portfolio holdings in a way that preserved the careful diversification and balance of the portfolio. We also added a new position on the bond side. Transamerica JPMorgan Core Bond and Transamerica JPMorgan Core Bond VP (collectively, “JPMorgan”)—a historically successful strategy targeting high-quality bonds—was introduced to the Portfolio in March 2009 as part of our desire to better diversify the bond portion. We invested in it both for its talented management and also to absorb some of the assets in Transamerica PIMCO Total Return (“PIMCO”), which had become a rather large position. The PIMCO fund, previously our only core-bond option, was a 20% position entering the year. After adding the JPMorgan funds and making a few other allocation adjustments, the PIMCO fund was a more-palatable 10% position at year-end.

The question on investors’ minds now is whether stocks—and also many types of bonds—have soared too fast and too high given the moderate economic improvement seen in 2009. If global security markets do settle down, as they eventually must, we believe the stock- and bond-picking skills of our underlying managers will take on more importance.

Jon Hale, Ph.D., CFA

Michael Stout, CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

The Fund’s Adviser, Transamerica Asset Management, Inc. (“TAM”), has chosen Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc., to serve as portfolio construction manager to Transamerica Asset Allocation — Growth VP. Morningstar Associates is not acting in the capacity of an adviser to individual investors. The information, data, analyses, and opinions stated herein are as of December 31, 2009 and are subject to change without notice. Any references to specific securities are for informational purposes only and, therefore, should not be considered a recommendation to buy or sell a security. Information on indices is provided for reference only; indices are not managed, and it is not possible to invest directly in an index. Morningstar Associates obtains data from sources it deems reliable; however, Morningstar Associates cannot guarantee the accuracy or reliability of the data presented. The Morningstar name and logo are registered marks of Morningstar, Inc. Morningstar Associates and its affiliates are not affiliated with TAM or its affiliates.

2

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Initial Class	29.69%	(1.69)%	05/01/2006
MSCI World ex-US*	34.39%	(1.45)%	05/01/2006
Barclays Capital U.S. Aggregate Bond*	5.93%	6.37%	05/01/2006
Service Class	29.33%	(1.95)%	05/01/2006

NOTES

* The Morgan Stanley Capital International - World ex-US Index (“MSCI World ex-US”) and the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)

Transamerica International Moderate Growth VP
Initial Class	$1,000.00	$1,187.40	$0.77	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,185.10	2.15	1,023.24	1.99	0.39

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

(c)	Expense ratios do not include expenses of the investment companies in which the fund invests.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Global/International Stocks	71.7%
Bonds	17.1
Tactical and Specialty	7.4
Inflation-Protected Securities	3.8
Other Assets and Liabilities - Net	(0.0)*
Total	100.0%

*    Rounds to less than (0.05%).

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
Bonds - 17.1%
Transamerica JPMorgan Core Bond €	499,501	$4,990
Transamerica JPMorgan Core Bond VP Ж	1,005,850	12,483
Transamerica PIMCO Total Return VP Ж	3,771,360	42,427
Transamerica Short-Term Bond €	1,533,982	15,509
Global/International Stocks - 71.7%
Transamerica AllianceBernstein International Value €	7,025,232	55,780
Transamerica MFS International Equity‡ €	10,902,378	92,453
Transamerica Neuberger Berman International €	4,973,723	39,392
Transamerica Oppenheimer Developing Markets €	704,743	7,844
Transamerica Schroders International Small Cap €	3,923,920	33,000
Transamerica Thornburg International Value €	8,821,484	88,744
Inflation-Protected Securities - 3.8%
Transamerica PIMCO Real Return TIPS €	1,591,580	16,823
Tactical and Specialty - 7.4%
Transamerica Clarion Global Real Estate Securities VP‡ Ж	1,352,785	14,150
Transamerica Loomis Sayles Bond €	1,842,908	18,392
Total Investment Companies (cost $476,910) #		441,987
Other Assets and Liabilities - Net		(155)
Net Assets		$441,832

NOTES TO SCHEDULE OF INVESTMENTS:

€	The fund invests its assets in the Class I2 shares of the affiliated fund of Transamerica Funds.
Ж	The fund invests its assets in the Initial Class shares of the affiliated fund of Transamerica Series Trust.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $476,926. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $14,868 and $49,807, respectively. Net unrealized depreciation for tax purposes is $34,939.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$441,987	$—	$—	$441,987

The notes to the financial statements are on integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investments in affiliated investment companies at value (cost: $476,910)	$441,987
Receivables:
Shares sold	111
Dividends	2
442,100
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	13
Shares redeemed	98
Management and advisory fees	37
Distribution and service fees	88
Transfer agent fees	1
Administration fees	5
Audit and tax fees	6
Printing and shareholder reports fees	10
Other	10
268
Net assets	$441,832

Net assets consist of:
Capital stock ($.01 par value)	$523
Additional paid-in capital	505,493
Undistributed net investment income	11,527
Undistributed (accumulated) net realized gain (loss) from investments in affiliated investment companies	(40,788)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	(34,923)
Net assets	$441,832
Net assets by class:
Initial Class	$19,430
Service Class	422,402
Shares outstanding:
Initial Class	2,286
Service Class	50,042
Net asset value and offering price per share:
Initial Class	$8.50
Service Class	8.44

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income from affiliated investment companies	$12,815

Expenses:
Management and advisory	338
Printing and shareholder reports	37
Custody	14
Administration	42
Legal	17
Audit and tax	14
Trustees	13
Transfer agent	7
Distribution and service:
Service Class	805
Other	2
Total expenses	1,289

Net investment income	11,526

Net realized gain (loss) from:
Investments in affiliated investment companies	(29,032)
Distributions from investments in affiliated investment companies	251
(28,781)
Net increase in unrealized appreciation (depreciation) on:
Investments in affiliated investment companies	107,321
Net realized and unrealized gain on investments in affiliated investment companies	78,540

Net increase In net assets resulting from operations	$90,066

The notes to the financial statements are on integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$11,526	$8,891
Net realized loss from investments in affiliated investment companies	(28,781)	(11,922)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	107,321	(132,689)
Net increase (decrease) in net assets resulting from operations	90,066	(135,720)

Distributions to shareholders:
From net investment income:
Initial Class	(442)	(510)
Service Class	(8,449)	(6,633)
	(8,891)	(7,143)
From net realized gains:
Initial Class	—	(759)
Service Class	—	(10,321)
	—	(11,080)
Total distributions to shareholders	(8,891)	(18,223)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,437	10,435
Service Class	117,423	194,309
	121,860	204,744
Dividends and distributions reinvested:
Initial Class	442	1,269
Service Class	8,449	16,954
	8,891	18,223
Cost of shares redeemed:
Initial Class	(4,458)	(10,043)
Service Class	(36,703)	(38,029)
	(41,161)	(48,072)
Net increase in net assets resulting from capital shares transactions	89,590	174,895

Net increase in net assets	170,765	20,952

Net assets:
Beginning of year	271,067	250,115
End of year	$441,832	$271,067
Undistributed net investment income	$11,527	$8,892

Share activity:
Shares issued:
Initial Class	591	1,054
Service Class	16,016	20,379
	16,607	21,433
Shares issued-reinvested from distributions:
Initial Class	56	140
Service Class	1,068	1,878
	1,124	2,018
Shares redeemed:
Initial Class	(621)	(1,137)
Service Class	(5,321)	(4,348)
	(5,942)	(5,485)
Net increase (decrease) in shares outstanding:
Initial Class	26	57
Service Class	11,763	17,909
	11,789	17,966

The notes to the financial statements are on integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,			May 1 to Dec
	2009	2008	2007	31, 2006(a)
Net asset value
Beginning of year	$6.72	$11.12	$10.43	$10.00
Investment operations
Net investment income(b),(c)	0.25	0.26	0.56	0.85
Net realized and unrealized gain (loss)	1.73	(4.14)	0.34	(0.42)
Total operations	1.98	(3.88)	0.90	0.43
Distributions
From net investment income	(0.20)	(0.21)	(0.13)	—
From net realized gains	—	(0.31)	(0.08)	—
Total distributions	(0.20)	(0.52)	(0.21)	—
Net asset value
End of year	$8.50	$6.72	$11.12	$10.43

Total return(d)	29.69%	(36.12)%	8.69%	4.30	%(e)

Net assets end of year (000’s)	$19,430	$15,195	$24,495	$7,516
Ratio and supplemental data
Expenses to average net assets(f)
After reimbursement/fee waiver	0.14%	0.15%	0.19%*	0.25	%(g)
Before reimbursement/fee waiver	0.14%	0.15%	0.19%*	0.39	%(g)
Net investment income, to average net assets(c)	3.43%	2.76%	5.05%	12.92	%(g)
Portfolio turnover rate(h)	31%	19%	1%	1	%(e)

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,			May 1 to Dec
	2009	2008	2007	31, 2006(a)
Net asset value
Beginning of year	$6.68	$11.08	$10.41	$10.00
Investment operations
Net investment income(b),(c)	0.25	0.28	0.57	0.84
Net realized and unrealized gain (loss)	1.70	(4.17)	0.31	(0.43)
Total operations	1.95	(3.89)	0.88	0.41
Distributions
From net investment income	(0.19)	(0.20)	(0.13)	—
From net realized gains	—	(0.31)	(0.08)	—
Total distributions	(0.19)	(0.51)	(0.21)	—
Net asset value
End of year	$8.44	$6.68	$11.08	$10.41

Total return(d)	29.33%	(36.32)%	8.49%	4.10	%(e)

Net assets end of year (000’s)	$422,402	$255,872	$225,620	$44,053
Ratio and supplemental data

Expenses to average net assets(f)
After reimbursement/fee waiver	0.39%	0.40%	0.44%*	0.50	%(g)
Before reimbursement/fee waiver	0.39%	0.40%	0.44%*	0.64	%(g)
Net investment income, to average net assets(c)	3.40%	3.08%	5.18%	12.63	%(g)
Portfolio turnover rate(h)	31%	19%	1%	1	%(e)

(a)	Commenced operations on May 1, 2006.

(b)	Calculated based on average number of shares outstanding.

(c)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(d)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e)	Not annualized.

(f)	Does not include expenses of the investment companies in which the fund invests.

(g)	Annualized.

(h)	Does not include the portfolio activity of the underlying affiliated funds.

*	Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively (See Note 3).

The notes to the financial statements are on integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Fund”) is part of TST.

The Fund seeks capital appreciation with current income as a secondary objective.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.   SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.10% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.25% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$196,597
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	104,080
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$8,891
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	7,172
Long-term Capital Gain	11,051

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$2,275	December 31, 2016
$25,689	December 31, 2017

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$11,527
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(27,964)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$(34,939)
Other Temporary Differences	$(12,808)

NOTE 6.   SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica International Moderate Growth VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica International Moderate Growth VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

13

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2009 was marked by a severe decline in financial markets followed by an even sharper rebound. The credit crisis, which persisted into the beginning of the fiscal year, prompted unprecedented coordination between the US Treasury Department and the Federal Reserve Board (“Fed”) in efforts to resuscitate credit markets and stabilize the financial system. A collapsing real estate market, rising unemployment, and stalled production and consumption contributed to the most severe recession since the Great Depression.

President Obama moved swiftly after his inauguration in January 2009 to revive the economy. New programs designed to thaw credit and address the issue of distressed bank loans were introduced, capital was injected into major financial institutions, and an almost $800 billion fiscal stimulus package was enacted.

In the second half of the fiscal year, signs of economic stabilization led to a strong resurgence in the US equity market. Distressed sale prices, low interest rates, increased mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Stimulus measures also revitalized car sales, and declines in retail sales and corporate revenue moderated.

After contracting steeply at the end of 2008 and in the first quarter of 2009, US GDP grew in 2009’s third and fourth quarters. However, unemployment, which climbed to 10.0% at the end of November, remained a substantial impediment to growth and suggested an uneven path to recovery.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Jennison Growth VP Initial Class returned 41.00%. By comparison its benchmark, the Russell 1000® Growth Index (“Russell 1000® Growth”), returned 37.21%.

STRATEGY REVIEW

Growth stocks, as reflected by the Russell 1000® Growth’s 37.21% advance, meaningfully outperformed the broader market, as evidenced by the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), which rose 26.46%. Returns were positive in every sector of the growth benchmark, with advances strongest in information technology, materials, and consumer discretionary.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Information technology holdings contributed most to the Portfolio’s absolute and relative return, as both an overweight position and strong stock selection were beneficial. Notable performers in the sector included Apple and Google. Apple continues to be a prime beneficiary of the digitization of music, photos, and video because of its cutting-edge software for managing, editing, and sharing content. With iPhone, Apple also is gaining access to significant incremental growth opportunities in the mobile phone market. We believe Google’s technological lead and dominant position in Internet search have enabled it to monetize search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should, we believe, lead to new streams of revenue through product innovation, new formats, and new technologies.

Stock selection was also strong in the consumer discretionary sector, where Amazon.com continues to be a prime beneficiary of the secular shift to e-commerce. We believe the company’s highly targeted merchandising and ability to control pricing, fulfillment, and delivery times distinguish it from its e-commerce competitors, and we expect Amazon to continue to gain share in both overall retail and e-commerce.

In financials, Goldman Sachs gained on strong capital markets activity, declining systemic risks, and an improving investment banking deal pipeline. In health care, optical care leader Alcon benefited from Swiss pharmaceutical company Novartis’s moves to take it over.

In industrials, an underweight position was beneficial, although stock selection detracted from return. Raytheon fell on concerns that the pace of future defense spending might be affected by the tight federal budget. In the consumer staples sector, Wal-Mart was challenged by currency exchange headwinds, tough sales comparisons, and pressure on selling, general, and administrative expenses. We closed the Portfolio’s positions in Raytheon in May and in Wal-Mart in September. Overweight positions in health care and energy also hurt relative performance.

Michael A. Del Balso

Spiros Segalas

Kathleen A. McCarragher

Co-Portfolio Managers

Jennison Associates LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	41.00%	2.82%	(2.14)%	11/18/1996
Russell 1000® Growth *	37.21%	1.63%	(3.99)%
Service Class	40.69%	2.58%	6.27%	05/01/2003

NOTES

* The Russell 1000® Growth Index (“Russell 1000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, dividend expense on short sales, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Jennison Growth VP
Initial Class	$1,000.00	$1,239.00	$4.80	$1,020.92	$4.33	0.85%
Service Class	1,000.00	1,236.70	6.20	1,019.66	5.60	1.10

(a)            Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)            5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	96.9%
Repurchase Agreement	2.2
Preferred Stock	1.0
Other Assets and Liabilities - Net(a)	(0.1)
Total	100.0%

(a)               The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK - 1.0%
Diversified Financial Services - 1.0%
Bank of America Corp., 10.00% ▲	308,100	$4,597
Total Preferred Stock (cost $4,734)

COMMON STOCKS - 96.9%
Aerospace & Defense - 2.0%
Precision Castparts Corp.	43,820	4,835
United Technologies Corp.	67,550	4,689
Auto Components - 0.6%
Johnson Controls, Inc.	112,600	3,067
Beverages - 1.1%
PepsiCo, Inc.	86,300	5,247
Biotechnology - 4.3%
Celgene Corp. ‡	131,600	7,327
Gilead Sciences, Inc. ‡	232,905	10,080
Vertex Pharmaceuticals, Inc. ‡	76,400	3,274
Capital Markets - 4.1%
Charles Schwab Corp.	367,500	6,916
Goldman Sachs Group, Inc.	70,900	11,971
Morgan Stanley	25,800	764
Chemicals - 1.2%
Monsanto Co.	21,600	1,766
Praxair, Inc.	50,500	4,055
Communications Equipment - 6.4%
Cisco Systems, Inc.‡	421,300	10,086
Juniper Networks, Inc. ‡	137,500	3,667
QUALCOMM, Inc.	363,000	16,792
Computers & Peripherals - 9.2%
Apple, Inc. ‡	107,705	22,711
Hewlett-Packard Co.	257,100	13,243
NetApp, Inc. ‡	254,200	8,742
Diversified Financial Services - 1.0%
JPMorgan Chase & Co.	112,000	4,667
Electronic Equipment & Instruments - 0.8%
Agilent Technologies, Inc. ‡	127,696	3,968
Energy Equipment & Services - 1.9%
Schlumberger, Ltd.	139,500	9,080
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	117,500	6,952
Food Products - 1.7%
Unilever PLC	240,700	7,716
Health Care Equipment & Supplies - 4.1%
Alcon, Inc.	67,700	11,127
Baxter International, Inc.	149,000	8,743
Health Care Providers & Services - 3.1%
Express Scripts, Inc. ‡	28,000	2,421
Medco Health Solutions, Inc. ‡	195,100	12,468
Hotels, Restaurants & Leisure - 1.4%
Marriott International, Inc. -Class A	175,143	4,773
Starbucks Corp. ‡	88,600	2,043
Household Products - 1.3%
Colgate-Palmolive Co.	78,100	6,416
Internet & Catalog Retail - 4.1%
Amazon.com, Inc. ‡	143,600	19,316
Internet Software & Services - 6.6%
Baidu, Inc. ADR ‡	10,827	4,452
Google, Inc. -Class A ‡	37,922	23,512
Tencent Holdings, Ltd.	165,900	3,592
IT Services - 5.7%
Mastercard, Inc. -Class A	52,900	13,541
Visa, Inc. -Class A	155,500	13,600
Life Sciences Tools & Services - 0.5%
Illumina, Inc. ‡	73,200	2,244
Machinery - 0.5%
Cummins, Inc.	50,310	2,307
Media - 1.9%
Walt Disney Co.	282,600	9,114
Multiline Retail - 2.7%
Dollar General Corp. ‡	40,500	908
Kohl’s Corp. ‡	113,700	6,132
Target Corp.	122,900	5,945
Oil, Gas & Consumable Fuels - 4.8%
Apache Corp.	31,200	3,219
Occidental Petroleum Corp.	115,400	9,387
Petroleo Brasileiro SA ADR	113,800	5,426
Southwestern Energy Co. ‡	101,300	4,883
Pharmaceuticals - 7.6%
Abbott Laboratories	102,400	5,529
Mylan, Inc. ‡	162,000	2,986
Novartis AG ADR	88,100	4,795
Pfizer, Inc.	254,800	4,635
Roche Holding AG ADR	111,300	4,697
Shire PLC ADR	87,870	5,158
Teva Pharmaceutical Industries, Ltd. ADR	158,100	8,882
Road & Rail - 1.1%
Union Pacific Corp.	82,000	5,240
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. ‡	464,700	4,498
Analog Devices, Inc.	171,000	5,400
Cree, Inc. ‡	54,300	3,061
Intel Corp.	316,500	6,457
Software - 8.2%
Adobe Systems, Inc. ‡	320,800	11,799
Microsoft Corp.	637,900	19,449
Salesforce.com, Inc. ‡	86,010	6,345
VMware, Inc. -Class A ‡	40,600	1,721
Specialty Retail - 1.2%
Staples, Inc.	96,700	2,378
Tiffany & Co.	80,504	3,462
Textiles, Apparel & Luxury Goods - 2.4%
Coach, Inc.	75,860	2,771
Nike, Inc. -Class B	132,260	8,739
Total Common Stocks (cost $378,018)		465,186

	Principal
REPURCHASE AGREEMENT - 2.2%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $10,683 on 01/04/2010. Collateralized by a U.S. Government Obligation, zero coupon, due 06/24/2010, and with a value of $10,900.	$10,683	10,683
Total Repurchase Agreement (cost $10,683)

Total Investment Securities (cost $393,435) #		480,466
Other Assets and Liabilities - Net		(242)

Net Assets		$480,224

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 12/31/2009.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $403,488. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $79,511 and $2,533, respectively. Net unrealized appreciation for tax purposes is $76,978.

DEFINITIONS:

ADR                American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$68,649	$—	$—	$68,649
Equities - Consumer Staples	18,615	7,716	—	26,331
Equities - Energy	31,995	—	—	31,995
Equities - Financials	28,915	—	—	28,915
Equities - Health Care	94,365	—	—	94,365
Equities - Industrials	17,071	—	—	17,071
Equities - Information Technology	176,252	3,592	—	179,844
Equities - Materials	5,821	—	—	5,821
Equities - Telecommunication Services	16,792	—	—	16,792
Cash & Cash Equivalent - Repurchase Agreement	—	10,683	—	10,683
Total	$458,475	$21,991	$—	$480,466

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $382,752)	$469,783
Repurchase agreement, at value (cost: $10,683)	10,683
Receivables:
Investment securities sold	387
Shares sold	6
Dividends	423
Dividend reclaims	68
481,350
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	678
Shares redeemed	95
Management and advisory fees	315
Distribution and service fees	1
Transfer agent fees	1
Administration fees	8
Printing and shareholder reports fees	2
Audit and tax fees	8
Other	18
1,126
Net assets	$480,224
Net assets consist of:
Capital stock ($.01 par value)	$682
Additional paid-in capital	420,008
Undistributed net investment income	488
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(27,985)
Net unrealized appreciation (depreciation) on:
Investment securities	87,031
Net assets	$480,224
Net assets by class:
Initial Class	$476,900
Service Class	3,324
Shares outstanding:
Initial Class	67,741
Service Class	478
Net asset value and offering price per share:
Initial Class	$7.04
Service Class	6.95

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $72)	$3,366
Interest income	1
Securities lending income (net)	1
3,368
Expenses:
Management and advisory	2,648
Printing and shareholder reports	10
Custody	48
Administration	67
Legal	17
Audit and tax	17
Trustees	13
Transfer agent	6
Distribution and service:
Service Class	4
Other	5
Total expenses	2,835

Net investment income	533

Net realized gain (loss) on transactions from:
Investment securities	1,594
Foreign currency transactions	(45)
1,549

Net increase in unrealized appreciation (depreciation) on:
Investment securities	123,285
Translation of assets and liabilities denominated in foreign currencies	(2)
Change in unrealized appreciation (depreciation)	123,283
Net realized and unrealized gain	124,832

Net increase in net assets resulting from operations	$125,365

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$533	$562
Net realized gain (loss) from investment securities and foreign currency transactions	1,549	(29,528)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	123,283	(61,959)
Net increase (decrease) in net assets resulting from operations	125,365	(90,925)

Distributions to shareholders:
From net investment income:
Initial Class	(570)	(233)
	(570)	(233)
From net realized gains:
Initial Class	—	(8,861)
Service Class	—	(36)
	—	(8,897)
Total distributions to shareholders	(570)	(9,130)

Capital share transactions:
Proceeds from shares sold:
Initial Class	165,450	131,140
Service Class	2,691	376
	168,141	131,516
Dividends and distributions reinvested:
Initial Class	570	9,094
Service Class	—	36
	570	9,130
Cost of shares redeemed:
Initial Class	(6,049)	(9,831)
Service Class	(551)	(512)
	(6,600)	(10,343)
Net increase in net assets from capital shares transactions	162,111	130,303

Net increase in net assets	286,906	30,248

Net assets:
Beginning of year	193,318	163,070
End of year	$480,224	$193,318
Undistributed net investment income	$488	$572

Share activity:
Shares issued:
Initial Class	30,171	19,110
Service Class	431	63
	30,602	19,173
Shares issued-reinvested from distributions:
Initial Class	92	1,276
Service Class	—	5
	92	1,281
Shares redeemed:
Initial Class	(1,027)	(1,497)
Service Class	(93)	(78)
	(1,120)	(1,575)
Net increase (decrease) in shares outstanding:
Initial Class	29,236	18,889
Service Class	338	(10)
	29,574	18,879

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.00	$8.25	$7.86	$8.55	$8.01
Investment operations
Net investment income (loss)(a)	0.01	0.02	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	2.04	(2.99)	0.86	0.08	1.07
Total operations	2.05	(2.97)	0.87	0.09	1.06
Distributions
From net investment income	(0.01)	(0.01)	(0.01)	—	(0.02)
From net realized gains	—	(0.27)	(0.47)	(0.78)	(0.50)
Total distributions	(0.01)	(0.28)	(0.48)	(0.78)	(0.52)
Net asset value
End of year	$7.04	$5.00	$8.25	$7.86	$8.55
Total return(b)	41.00%	(37.01)%	11.51%	1.96%	13.79%
Net assets end of year (000’s)	$476,900	$192,623	$161,847	$145,174	$152,630
Ratio and supplemental data
Expenses to average net assets	0.85%	0.86%	0.86%	0.87%	0.87%
Net investment income (loss), to average net assets	0.16%	0.29%	0.16%	0.07%	(0.14)%
Portfolio turnover rate	76%	74%	72%	78%	67%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.94	$8.16	$7.79	$8.51	$7.98
Investment operations
Net investment loss(a)	(0.01)	— (c)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.02	(2.95)	0.85	0.08	1.06
Total operations	2.01	(2.95)	0.84	0.06	1.03
Distributions
From net investment income	—	—	—	—	— (c)
From net realized gains	—	(0.27)	(0.47)	(0.78)	(0.50)
Total distributions	—	(0.27)	(0.47)	(0.78)	(0.50)
Net asset value
End of year	$6.95	$4.94	$8.16	$7.79	$8.51
Total return(b)	40.69%	(37.11)%	11.28%	1.60%	13.52%
Net assets end of year (000’s)	$3,324	$695	$1,223	$838	$469
Ratio and supplemental data
Expenses to average net assets	1.10%	1.11%	1.11%	1.12%	1.12%
Net investment income (loss), to average net assets	(0.13)%	0.01%	(0.13)%	(0.21)%	(0.41)%
Portfolio turnover rate	76%	74%	72%	78%	67%

(a)               Calculated based on average number of shares outstanding.

(b)              Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)               Rounds to less than ($0.01) or $0.01.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Fund”) is part of TST.

The Fund seeks long-term growth of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Recaptured commissions during the year ended December 31, 2009 of $73 are included in net realized gain (loss) in the Statement of Operations.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, are included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$41,134	8.57%
Transamerica Asset Allocation-Growth VP	68,717	14.31
Transamerica Asset Allocation-Moderate VP	107,235	22.33
Transamerica Asset Allocation-Moderate Growth VP	229,204	47.73
Transamerica BlackRock Tactical Allocation VP	2,094	0.44
Total	$448,384	93.38%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million.	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion up to $1.5 billion	0.675%
Over $1.5 billion.	0.65%

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.94% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions:  Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the year ended December 31, 2009 were less than $1.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$399,445
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	244,683
U.S. Government	—

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(47)
Undistributed (accumulated) net realized gain (loss) from investment securities	$47

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$17,933	December 31, 2016

The capital loss carryforwards utilized or expired during the year ended December 31, 2009 was $1,001.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$570
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	233
Long-term Capital Gain	8,897

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$489
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(17,933)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$76,978
Other Temporary Differences	$—

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica Marsico Growth VP and Transamerica T. Rowe Price Growth Stock VP with and into the Fund. The reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Jennison Growth VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Jennison Growth VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

16

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

A year that began with the economy in decline, significant market dislocations, mass layoffs and unprecedented policy actions ended with major market corrections and initial signs of economic recovery. Even so, we expect the speed of the recovery to be sluggish.

Specifically, the economy at the end of the year showed gradual improvement in corporate profits, consumer confidence and labor markets, as a “jobless recovery” began in earnest in the third quarter. Despite recent strength in fourth-quarter data, the economy is not likely starting a V-shaped recovery, as excess capacity, weak labor income and tight credit will likely weigh on growth for some time.

Treasury prices declined over the fourth quarter due to continued signs of an economic recovery, rhetoric from the Federal Reserve Board (“Fed”) regarding removal of accommodative policy and year-end trading technical factors. The curve steepened as the spread between the two- and five-year yields increased to 154 basis points (bps) from 137 bps at the end of the previous quarter. The yield of the two-year note rose 19 bps to end at 1.14%, and the yield of the five-year note climbed 37 bps to 2.68%. LIBOR rates continued their decline, with one-month rates down two bps from the previous quarter to 0.23%, and 12-month rates lower by 28 bps to 0.98%.

PERFORMANCE

For the year ended December 31, 2009, Transamerica JPMorgan Core Bond VP Initial Class returned 9.58%.  By comparison its primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.93%.

STRATEGY REVIEW

The Portfolio remained overweight in seasoned AAA-rated mortgage-backed securities (“MBS”), with most of its exposure in seasoned collateralized mortgage obligations (“CMOs”).  We continue to favor seasoned agency pass-throughs and CMOs, along with select high-quality, non-agency structures.

In a complete reversal from 2008, all major bond market sectors outperformed comparable-duration Treasuries during 2009. In the investment-grade arena, commercial mortgage-backed securities, asset-backed securities and corporate issues were the best-performing sectors, posting 2,960 bps, 2,496 bps and 2,276 bps of excess return over comparable-duration Treasuries, respectively. MBS posted 495 bps of excess return.

The Portfolio’s sector allocations did not change dramatically throughout the year. We remained overweight in mortgage securities, including commercial mortgage-backed securities, underweight in agency debentures and modestly underweight in corporate bonds.

In a reversal of the “flight to quality” seen in 2009, BBB-rated issues outperformed higher-rated issues, posting 3,155 bps of excess return versus 382 bps of excess return for AAA-rated issues.  The Portfolio’s underweight in the BBB segment of the market was a slight detractor from performance for the period.

The Portfolio’s duration ended 2009 at 4.11 years compared to 4.45 years for the benchmark.

Douglas S. Swanson

Portfolio Manager

JPMorgan Investment Advisors, Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	9.58%	5.64%	6.57%	10/02/1986
Barclays Capital U.S. Aggregate Bond*	5.93%	4.97%	6.33%
Service Class	9.38%	5.36%	4.93%	05/01/2003

NOTES

* The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica JPMorgan Core Bond VP
Initial Class	$1,000.00	$1,051.00	$2.95	$1,022.33	$2.91	0.57%
Service Class	1,000.00	1,049.60	4.18	1,021.12	4.13	0.82

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the Fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligations	50.7%
Corporate Debt Securities	18.0
U.S. Government Obligations	16.6
Mortgage-Backed Securities	11.6
Repurchase Agreement	1.3
Asset-Backed Securities	0.7
Convertible Bond	0.2
Foreign Government Obligations	0.2
Municipal Government Obligation	0.1
Other Assets and Liabilities - Net(a)	0.6
Total	100.0%

(a)   The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 16.6%
U.S. Treasury Bond
7.25%, 05/15/2016 - 08/15/2022	$1,250	$1,559
7.50%, 11/15/2016	3,550	4,473
8.50%, 02/15/2020	315	437
8.75%, 05/15/2017 - 08/15/2020	900	1,248
8.88%, 08/15/2017	1,300	1,772
9.25%, 02/15/2016	400	539
9.88%, 11/15/2015	300	412
11.25%, 02/15/2015	250	353
U.S. Treasury Note
1.38%, 09/15/2012 - 10/15/2012	1,050	1,044
1.75%, 01/31/2014	100	98
2.63%, 02/29/2016	50	49
3.88%, 02/15/2013	150	160
4.25%, 11/15/2017	100	105
U.S. Treasury STRIPS
08/15/2012	21,105	16,802
02/15/2019	145	101
Total U.S. Government Obligations (cost $27,208)		29,152

U.S. GOVERNMENT AGENCY OBLIGATIONS - 50.7%
Fannie Mae
0.58%, 04/25/2035 - 08/25/2036 *	438	432
3.78%, 01/01/2036 *	217	226
4.00%, 07/01/2018 - 07/25/2033	726	700
4.08%, 01/01/2035 *	182	185
4.50%, 08/01/2018 - 08/25/2033	6,285	6,525
5.00%, 12/01/2016 - 07/25/2023	3,955	4,163
5.34%, 01/01/2038 *	577	609
5.50%, 03/01/2017 - 12/25/2035	2,548	2,653
5.75%, 06/25/2033	750	785
6.00%, 08/01/2014 - 08/25/2037	3,235	3,434
6.50%, 03/01/2017 - 05/25/2044	2,709	2,929
6.79%, 07/25/2023	760	834
7.00%, 09/01/2017 - 11/25/2031	1,361	1,491
7.15%, 08/25/2033 *	221	166
7.50%, 12/25/2042	149	168
8.00%, 05/25/2022 - 06/01/2039	611	672
8.73%, 03/25/2034 *	165	139
9.00%, 10/01/2019 - 06/01/2025	131	148
9.50%, 06/25/2018	136	154
10.00%, 03/25/2032 *	34	37
10.84%, 07/25/2035 *	191	163
12.11%, 09/25/2033 *	99	97
13.16%, 07/25/2033 *	291	295
13.54%, 03/25/2038 *	111	113
14.06%, 12/25/2032 *	93	96
14.24%, 12/25/2031 *	128	134
15.01%, 11/25/2031 *	188	200
15.86%, 05/25/2034 *	168	183
16.80%, 07/25/2035 *	331	380
18.89%, 04/25/2034 - 05/25/2034 *	881	1,063
19.16%, 08/25/2032 *	185	215
23.08%, 05/25/2034 *	66	79
23.72%, 03/25/2036 *	170	227
24.44%, 02/25/2032 *	48	67
25.28%, 10/25/2036 *	89	112
25.64%, 12/25/2036 *	103	138
Fannie Mae, IO
0.98%, 08/25/2042	1,635	56
5.00%, 03/25/2023	627	76
5.50%, 05/25/2033	197	12
5.62%, 09/25/2038 - 09/25/2038 *	1,992	200
5.68%, 02/25/2038 *	1,539	160
5.87%, 06/25/2037 *	967	88
5.95%, 12/25/2039 *	979	88
5.97%, 03/25/2038 *	746	73
6.27%, 06/25/2023 *	401	41
6.31%, 09/25/2037 *	355	43
6.32%, 02/25/2039 *	771	88
6.35%, 06/25/2036 *	431	64
6.50%, 05/25/2033	222	47
6.58%, 01/25/2038 *	597	38
6.92%, 07/25/2037 *	741	90
7.00%, 06/25/2033	205	41
Fannie Mae, PO
01/25/2019 - 11/25/2036	3,906	3,051
Freddie Mac
0.00%, 01/15/2035 - 05/15/2036 *	102	97
0.68%, 02/15/2037 *	170	167
3.40%, 09/01/2034 *	166	172
4.00%, 05/01/2019 - 03/15/2032	1,112	1,139
4.50%, 12/15/2018	1,000	1,043
4.72%, 09/20/2012	297	313
5.00%, 10/01/2017 - 03/15/2026	2,274	2,372
5.50%, 09/15/2013 - 12/15/2022	1,957	2,063
5.54%, 05/01/2036 *	498	524
5.59%, 11/01/2036 *	253	264
5.99%, 10/01/2036 *	242	253
6.00%, 02/15/2013 - 09/15/2036	5,248	5,547
6.03%, 06/01/2036 *	654	692
6.26%, 02/01/2037 *	946	1,004
6.30%, 03/01/2037 *	416	442
6.38%, 03/15/2032	551	598
6.40%, 11/15/2023	195	210
6.50%, 10/15/2013 - 02/25/2043	5,465	5,921
6.57%, 12/01/2036 *	263	279
6.66%, 10/01/2036 *	267	283
6.70%, 07/01/2036 *	361	382
6.71%, 08/01/2036 *	437	464
6.98%, 10/15/2015 *	630	645
7.00%, 03/15/2024 - 02/25/2043	5,117	5,613
7.25%, 09/15/2030 - 12/15/2030	869	931
7.50%, 02/15/2023 - 08/25/2042	1,050	1,166
8.00%, 01/15/2030	620	662
8.50%, 09/15/2020	130	142
8.63%, 10/15/2033 - 11/15/2033 *	346	282
8.71%, 01/15/2034 - 04/15/2034 *	849	660

The notes to the financial statements are an integral part of this report.

4

	Principal	Value
Freddie Mac (continued)
8.78%, 10/15/2033 *	$71	$57
9.82%, 07/15/2032 *	295	287
11.51%, 11/15/2033 *	200	179
11.51%, 09/15/2033 - 02/15/2034 *	231	212
11.83%, 04/15/2034 *	408	392
12.80%, 07/15/2033 *	335	302
13.71%, 05/15/2030 *	190	195
14.31%, 09/15/2033 *	106	110
23.60%, 06/15/2034 *	319	416
Freddie Mac, IO
1.34%, 09/15/2011	1,857	28
1.42%, 09/15/2012	1,043	21
5.00%, 09/15/2035	588	108
5.50%, 07/15/2024	209	24
5.76%, 01/15/2038 - 02/15/2039 *	1,758	177
5.96%, 06/15/2038 *	1,983	188
6.18%, 11/15/2037 *	705	83
6.56%, 04/15/2038 *	559	65
6.76%, 02/15/2033 *	596	37
6.86%, 03/13/2033 - 07/15/2036 *	1,627	181
7.31%, 02/15/2033 *	309	16
7.46%, 07/15/2017 *	514	48
7.76%, 03/15/2032 *	196	26
7.00%, 07/15/2017 - 10/20/2031	298	310
Fannie Mae, PO
03/15/2019 - 07/15/2036	3,708	3,130
Ginnie Mae
5.00%, 04/16/2023	1,000	1,034
5.50%, 12/20/2013	434	461
6.50%, 03/15/2023 - 06/20/2033	6,547	7,081
7.33%, 11/20/2030	50	53
7.50%, 11/20/2029 - 09/20/2030	356	391
8.00%, 01/15/2016 - 06/20/2030	247	271
8.50%, 02/16/2030	596	658
9.00%, 05/16/2027	40	43
12.93%, 10/20/2037 *	302	301
15.85%, 06/17/2035 *	151	175
16.18%, 05/18/2034 *	143	157
19.00%, 04/16/2034 *	134	159
19.51%, 09/20/2037 *	160	181
28.32%, 09/20/2034 *	166	219
31.49%, 04/20/2031 *	38	58
Ginnie Mae, IO
5.47%, 12/20/2038 *	545	40
5.50%, 01/20/2032 - 10/16/2037	1,219	196
5.60%, 02/20/2038 *	885	65
5.77%, 11/20/2037 *	832	70
5.85%, 06/20/2039 *	778	71
5.86%, 02/16/2039 *	597	58
5.87%, 10/20/2034 *	624	59
5.97%, 03/20/2037 - 06/20/2038 *	1,538	150
6.04%, 04/20/2039 *	895	88
6.07%, 09/20/2035 - 03/20/2039 *	1,808	215
6.12%, 03/20/2039 *	894	94
6.14%, 06/16/2037 *	726	83
6.16%, 05/16/2038 *	840	86
6.26%, 03/16/2034 *	1,517	136
6.27%, 10/20/2037 *	424	41
6.32%, 11/20/2037 - 12/20/2037 *	824	82
6.47%, 07/20/2036 *	627	70
6.50%, 03/20/2039	395	53
6.52%, 11/20/2033 - 07/20/2037 *	1,382	139
6.54%, 08/20/2037 *	1,197	121
6.57%, 04/16/2037 *	315	35
6.67%, 03/20/2038 *	463	47
6.72%, 10/20/2032 *	500	87
7.71%, 04/16/2032 *	299	50
Ginnie Mae, PO
11/16/2037	144	117
03/16/2033 - 03/20/2037	664	529
Total U.S. Government Agency Obligations (cost $85,400)		89,214

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
United Mexican States
6.38%, 01/16/2013	75	83
7.50%, 04/08/2033	300	344
Total Foreign Government Obligations (cost $370)		427

MORTGAGE-BACKED SECURITIES - 11.6%
ASG Resecuritization Trust
Series 2009-1, Class A60
5.61%, 06/26/2037 -144A *	416	404
Series 2009-2, Class A55
5.79%, 05/24/2036 -144A	213	207
Series 2009-3, Class A65
5.59%, 03/26/2037 -144A	446	432
Series 2009-4, Class A60
6.00%, 06/28/2037 -144A	470	465
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class ASB
5.35%, 09/10/2047	150	152
Banc of America Funding Corp., PO
Series 2004-1, Class PO
03/25/2034	110	85
Series 2005-7, Class 30PO
11/25/2035	214	141
Series 2005-8, Class 30PO
01/25/2036	75	47
Banc of America Mortgage Securities, Inc.
Series 2004-E, Class 2A5
4.16%, 06/25/2034 *	93	93
Bear Stearns Adjustable Rate Mortgage Trust
Series 2006-1, Class A1
4.63%, 02/25/2036 *	367	312
Citigroup Mortgage Loan Trust, Inc.
Series 2003-1, Class 2A5
5.25%, 10/25/2033	443	441
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class B
6.30%, 07/16/2034 -144A	4,000	4,222
Countrywide Alternative Loan Trust, IO
Series 2005-20CB, Class 3A8
4.52%, 07/25/2035 *	955	75
Series 2005-22T1, Class A2
4.84%, 06/25/2035 *	2,422	208
Series 2005-J1, Class 1A4
4.87%, 02/25/2035 *	1,265	108

The notes to the financial statements are an integral part of this report.

5

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust
Series 2004-18CB, Class 2A4
5.70%, 09/25/2034	$200	$185
Series 2004-2CB, Class 1A9
5.75%, 03/25/2034	351	197
Series 2005-26CB, Class A10
12.63%, 07/25/2035 *	47	47
Series 2005-28CB, Class 1A4
5.50%, 08/25/2035	500	355
Series 2005-54CB, Class 1A11
5.50%, 11/25/2035	200	143
Countrywide Alternative Loan Trust, PO
Series 2003-J1, Class PO
10/25/2033	128	75
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-7, Class 2A1
3.43%, 06/25/2034 *	92	86
Series 2004-8, Class 2A1
4.50%, 06/25/2019	248	243
Series 2004-HYB1, Class 2A
4.05%, 05/20/2034	92	73
Series 2005-22, Class 2A1
5.18%, 11/25/2035 *	482	307
Credit Suisse First Boston Mortgage Securities Corp., PO
Series 2002-34, Class 3P
01/25/2033	189	187
First Horizon Asset Securities, Inc.
Series 2004-AR7, Class 2A1
4.05%, 02/25/2035 *	108	103
GE Capital Commercial Mortgage Corp.
Series 2001-2, Class B
6.44%, 08/11/2033	3,000	3,169
GMAC Mortgage Corp. Loan Trust
Series 2003-J7, Class A10
5.50%, 11/25/2033	202	205
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF
0.58%, 03/25/2035 -144A *	422	340
GSR Mortgage Loan Trust
Series 2005-7F, Class 3A9
6.00%, 09/25/2035	342	218
Series 2006-1F, Class 2A4
6.00%, 02/25/2036	211	127
Series 2007-1F, Class 2A4
5.50%, 01/25/2037	500	380
IndyMac Index Mortgage Loan Trust, IO
Series 2005-AR11, Class A7
0.51%, 08/25/2035 *	1,955	20
Master Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1
3.02%, 04/21/2034 *	183	171
Series 2004-3, Class 4A2
3.08%, 04/25/2034	100	78
Master Alternative Loans Trust
Series 2004-10, Class 1A1
4.50%, 09/25/2019	266	247
Master Asset Securitization Trust
Series 2003-4, Class 2A2
5.00%, 05/25/2018	18	18
Master Resecuritization Trust, PO
Series 2005-PO, Class 3PO
05/28/2035 -144A	547	328
Merrill Lynch Mortgage Trust
Series 2005-MCP1, Class ASB
4.67%, 06/12/2043	300	303
Mortgage IT Trust
Series 2005-1, Class 1A1
0.55%, 02/25/2035 *	100	70
Nomura Asset Acceptance Corp.
Series 2003-A1, Class A2
6.00%, 05/25/2033	39	38
Series 2003-A1, Class A5
7.00%, 04/25/2033	20	18
PHH Alternative Mortgage Trust, IO
Series 2007-2, Class 2X
6.00%, 05/25/2037	648	90
Residential Accredit Loans, Inc.
Series 2002-QS16, Class A3
16.14%, 10/25/2017 *	58	57
Series 2003-QS19, Class A1
5.75%, 10/25/2033	246	233
Series 2003-QS3, Class A2
15.99%, 02/25/2018 *	50	49
Residential Funding Mortgage Securities I, PO
Series 2004-S6, Class 2A6
06/25/2034	106	72
Structured Asset Securities Corp.
Series 2003-21, Class 1A3
5.50%, 07/25/2033	117	116
Series 2003-29, Class 1A1
4.75%, 09/25/2018	872	877
Series 2003-33H, Class 1A1
5.50%, 10/25/2033	286	275
Series 2005-6, Class 4A1
5.00%, 05/25/2035	95	91
Series 2005-6, Class 5A8
13.44%, 05/25/2035 *	70	58
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class A3
6.07%, 08/15/2039	50	52
Vendee Mortgage Trust
Series 1997-1, Class 2Z
7.50%, 02/15/2027	1,004	1,117
WaMu Mortgage Pass Through Certificates
Series 2003-S9, Class A8
5.25%, 10/25/2033	277	241
WaMu Mortgage Pass-Through Certificates, PO
Series 2002-S7, Class 2P
11/25/2017	177	171
Series 2003-MS7, Class P
03/25/2033	103	71
WaMu Mortgage Pass-Through Certificates
Series 2003-S11, Class 2A5
16.41%, 11/25/2033 *	105	91
Series 2004-AR3, Class A2
3.13%, 06/25/2034	93	86
Series 2005-4, Class CB7
5.50%, 06/25/2035	500	369

The notes to the financial statements are an integral part of this report.

6

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, IO
Series 2005-2, Class 1A4
4.82%, 04/25/2035 *	$1,683	$149
Series 2005-3, Class CX
5.50%, 05/25/2035	551	76
Wells Fargo Mortgage Backed Securities Trust
Series 2003-K, Class 1A1
4.47%, 11/25/2033 *	182	179
Series 2004-7, Class 2A2
5.00%, 07/25/2019	218	222
Series 2004-BB, Class A4
2.93%, 01/25/2035 *	266	261
Series 2004-EE, Class 3A1
3.96%, 12/25/2034 *	118	115
Series 2004-V, Class 1A1
3.26%, 10/25/2034	195	189
Total Mortgage-Backed Securities (cost $20,396)		20,430

ASSET-BACKED SECURITIES - 0.7%
AmeriCredit Automobile Receivables Trust
Series 2007-CM, Class A3B
0.26%, 05/07/2012 *	22	22
Series 2008-AF, Class A3
5.68%, 12/12/2012	50	51
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-6, Class 1A7
4.28%, 11/25/2034	196	167
CNH Equipment Trust
Series 2009-A, Class A3
5.28%, 11/15/2012	100	105
Continental Airlines, Inc.
Series 2000-2, Class A2
7.49%, 10/02/2010	50	50
Credit-Based Asset Servicing and Securitization LLC
Series 2006-CB1, Class AF2
5.23%, 01/25/2036	45	29
Ford Credit Auto Owner Trust
Series 2009-B, Class A3
2.79%, 08/15/2013	150	153
Series 2009-B, Class A4
4.50%, 07/15/2014	125	131
John Deere Owner Trust
Series 2009-A, Class A3
2.59%, 10/15/2013	140	142
MBNA Credit Card Master Note Trust
Series 2003-C1, Class C1
1.94%, 06/15/2012 *	150	150
USAA Auto Owner Trust
Series 2009-2, Class A3
1.54%, 10/15/2012	95	95
Series 2009-2, Class A4
2.53%, 06/17/2013	115	114
Total Asset-Backed Securities (cost $1,205)		1,209

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
State of Illinois
5.10%, 06/01/2033	200	167
Total Municipal Government Obligation (cost $200)

CORPORATE DEBT SECURITIES - 18.0%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.
8.50%, 12/01/2029	38	49
Northrop Grumman Systems Corp.
7.75%, 03/01/2016	75	89
Systems 2001 AT LLC
6.66%, 09/15/2013 -144A	798	815
Air Freight & Logistics - 0.0%
United Parcel Service, Inc.
5.50%, 01/15/2018	50	54
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
7.75%, 01/15/2019 -144A	65	76
Coca-Cola Co.
3.63%, 03/15/2014	50	52
4.88%, 03/15/2019	65	68
Coca-Cola Enterprises, Inc.
8.50%, 02/01/2012	50	56
Diageo Capital PLC
7.38%, 01/15/2014	25	29
Diageo Finance BV
5.50%, 04/01/2013	75	80
FBG Finance, Ltd.
5.13%, 06/15/2015 -144A	75	77
PepsiCo, Inc.
7.90%, 11/01/2018	25	31
Biotechnology - 0.0%
Amgen, Inc.
5.70%, 02/01/2019	50	54
Capital Markets - 1.9%
Bank of New York Mellon Corp.
4.60%, 01/15/2020	30	29
5.13%, 08/27/2013	35	38
BlackRock, Inc.
6.25%, 09/15/2017	100	108
Goldman Sachs Group, Inc.
5.95%, 01/18/2018	70	74
6.15%, 04/01/2018	100	107
6.25%, 09/01/2017	175	188
6.60%, 01/15/2012	50	54
6.88%, 01/15/2011	850	900
7.50%, 02/15/2019	160	187
Jefferies Group, Inc.
6.45%, 06/08/2027	75	64
Morgan Stanley - Series F
5.63%, 09/23/2019	100	101
Morgan Stanley
4.25%, 05/15/2010	300	304
4.75%, 04/01/2014	145	146
6.60%, 04/01/2012	250	272
6.75%, 04/15/2011	400	423
Northern Trust Corp.
5.50%, 08/15/2013	23	25
State Street Corp.
7.65%, 06/15/2010	300	309
UBS AG
5.75%, 04/25/2018	100	102
Chemicals - 0.4%
Dow Chemical Co.
6.13%, 02/01/2011	260	271
E.I. duPont de Nemours & Co.
6.00%, 07/15/2018	150	164

The notes to the financial statements are an integral part of this report.

7

	Principal	Value
Chemicals (continued)
Monsanto Co.
7.38%, 08/15/2012	$100	$113
Potash Corp. of Saskatchewan, Inc.
4.88%, 03/01/2013	40	42
PPG Industries, Inc.
5.75%, 03/15/2013	35	37
Praxair, Inc.
4.38%, 03/31/2014	75	79
Commercial Banks - 1.0%
Barclays Bank PLC
2.50%, 01/23/2013	100	100
BB&T Corp.
3.38%, 09/25/2013	50	50
3.85%, 07/27/2012	50	52
4.90%, 06/30/2017	30	29
6.85%, 04/30/2019	75	84
Corp., Andina de Fomento
5.20%, 05/21/2013	100	105
KeyCorp
6.50%, 05/14/2013	50	52
National City Bank
0.61%, 01/21/2010 *	75	75
PNC Funding Corp.
5.25%, 11/15/2015	50	51
SunTrust Banks, Inc.
6.38%, 04/01/2011	250	260
U.S. Bancorp
2.88%, 11/20/2014	42	41
Wachovia Bank NA
7.80%, 08/18/2010	250	261
Wachovia Corp.
5.50%, 05/01/2013	220	234
5.75%, 02/01/2018	325	338
Wells Fargo & Co.
3.75%, 10/01/2014	100	100
Commercial Services & Supplies - 0.0%
Waste Management, Inc.
7.38%, 03/11/2019	35	40
Communications Equipment - 0.1%
Cisco Systems, Inc.
5.50%, 02/22/2016	50	55
5.90%, 02/15/2039	70	71
Computers & Peripherals - 0.3%
Dell, Inc.
7.10%, 04/15/2028	25	27
Hewlett-Packard Co.
2.95%, 08/15/2012	40	41
4.75%, 06/02/2014	50	53
5.40%, 03/01/2017	50	53
6.13%, 03/01/2014	100	112
International Business Machines Corp.
6.22%, 08/01/2027	250	265
Consumer Finance - 0.4%
American Express Credit Corp. - Series C
5.88%, 05/02/2013	145	156
American General Finance Corp.
5.38%, 10/01/2012	100	80
Capital One Financial Corp.
5.70%, 09/15/2011	20	21
6.25%, 11/15/2013	75	81
6.75%, 09/15/2017	60	65
7.38%, 05/23/2014	40	45
SLM Corp.
4.00%, 01/15/2010	175	175
Diversified Financial Services - 5.7%
Allstate Life Global Funding Trust
5.38%, 04/30/2013	70	75
ASIF Global Financing XIX
4.90%, 01/17/2013 -144A	500	460
Bank of America Corp.
7.40%, 01/15/2011	1,000	1,059
Bear Stearns Cos. LLC
7.25%, 02/01/2018	50	57
BP Capital Markets PLC
3.13%, 03/10/2012	50	52
5.25%, 11/07/2013	150	163
Caterpillar Financial Services Corp.
4.90%, 08/15/2013	100	106
6.20%, 09/30/2013	125	139
7.05%, 10/01/2018	125	143
Citigroup, Inc.
5.50%, 04/11/2013	100	103
5.63%, 08/27/2012	400	411
6.00%, 08/15/2017	300	300
8.13%, 07/15/2039	50	56
8.50%, 05/22/2019	50	58
CME Group, Inc.
5.40%, 08/01/2013	250	270
ConocoPhillips Canada Funding Co., I
5.63%, 10/15/2016	100	108
Credit Suisse USA, Inc.
4.88%, 01/15/2015	300	314
5.13%, 01/15/2014	125	133
General Electric Capital Corp.
5.63%, 05/01/2018	500	512
5.88%, 02/15/2012	1,020	1,094
5.90%, 05/13/2014	150	162
6.00%, 06/15/2012	1,020	1,100
HSBC Finance Corp.
5.25%, 01/15/2014	100	105
6.38%, 10/15/2011	760	808
International Lease Finance Corp.
5.88%, 05/01/2013	75	60
John Deere Capital Corp.
5.25%, 10/01/2012	75	81
John Hancock Global Funding II
7.90%, 07/02/2010 -144A	300	309
Lehman Brothers Holdings, Inc.
7.88%, 08/15/2010Џ	1,000	195
MassMutual Global Funding II
3.50%, 03/15/2010 -144A	150	150
Merrill Lynch & Co., Inc.
4.79%, 08/04/2010	100	102
5.45%, 07/15/2014	235	246
6.15%, 04/25/2013	170	182
6.40%, 08/28/2017	120	126
6.88%, 04/25/2018	60	65

The notes to the financial statements are an integral part of this report.

8

	Principal	Value
Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/2014	$75	$80
Principal Life Global Funding I
5.05%, 03/15/2015 -144A	100	97
6.25%, 02/15/2012 -144A	350	368
Textron Financial Corp.
5.40%, 04/28/2013	40	40
Toys “R” Us Property Co. LLC
7.38%, 05/15/2014	100	113
Diversified Telecommunication Services - 1.4%
AT&T Corp.
8.00%, 11/15/2031Ђ	100	122
AT&T, Inc.
4.95%, 01/15/2013	210	224
5.50%, 02/01/2018	75	78
5.60%, 05/15/2018	75	79
5.88%, 02/01/2012	150	162
BellSouth Corp.
5.20%, 09/15/2014	5	5
6.00%, 10/15/2011	250	270
BellSouth Telecommunications, Inc.
6.30%, 12/15/2015	44	46
British Telecommunications PLC
9.13%, 12/15/2010Ђ	50	54
9.63%, 12/15/2030Ђ	150	191
Deutsche Telekom International Finance BV
4.88%, 07/08/2014	75	79
ERP Operating, LP
5.10%, 09/15/2014	45	48
France Telecom SA
7.75%, 03/01/2011Ђ	200	214
NYNEX Corp.
9.55%, 05/01/2010	36	36
Telecom Italia Capital SA - Series B
5.25%, 11/15/2013	60	63
Telecom Italia Capital SA
4.95%, 09/30/2014	100	104
Telefonica Emisiones SAU
5.86%, 02/04/2013	100	108
5.88%, 07/15/2019	40	43
Verizon Global Funding Corp.
5.85%, 09/15/2035	25	24
Verizon Pennsylvania, Inc.
8.35%, 12/15/2030	400	442
Electric Utilities - 1.0%
Carolina Power & Light Co.
5.30%, 01/15/2019	70	73
CenterPoint Energy Houston Electric, LLC - Series M2
5.75%, 01/15/2014	60	65
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	50	59
Columbus Southern Power Co. - Series G
6.05%, 05/01/2018	30	32
Duke Energy Corp.
5.63%, 11/30/2012	100	109
6.25%, 01/15/2012	100	108
Duke Energy Indiana, Inc.
6.35%, 08/15/2038	80	87
FirstEnergy Corp. - Series C
7.38%, 11/15/2031	25	27
Florida Power & Light Co.
5.95%, 02/01/2038	50	53
Florida Power Corp.
4.80%, 03/01/2013	50	53
FPL Group Capital, Inc.
6.00%, 03/01/2019	25	27
7.88%, 12/15/2015	30	36
Indiana Michigan Power Co.
7.00%, 03/15/2019	30	33
Jersey Central Power & Light Co.
7.35%, 02/01/2019	15	17
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012Ђ	90	104
Niagara Mohawk Power
4.88%, 08/15/2019 -144A	40	40
NiSource Finance Corp.
10.75%, 03/15/2016	50	62
Ohio Power Co.
5.75%, 09/01/2013	100	109
Oncor Electric Delivery Co., LLC
5.95%, 09/01/2013	20	21
6.80%, 09/01/2018	25	28
PacifiCorp
5.65%, 07/15/2018	25	27
PECO Energy Co.
5.35%, 03/01/2018	50	53
PSEG Power LLC
7.75%, 04/15/2011	115	122
Public Service Co. of Colorado
5.80%, 08/01/2018	20	22
6.50%, 08/01/2038	45	50
Public Service Electric & Gas Co.
5.30%, 05/01/2018	30	31
5.38%, 11/01/2039	14	14
6.33%, 11/01/2013	60	67
Southern California Edison Co.
4.15%, 09/15/2014	25	26
5.50%, 08/15/2018	65	69
6.05%, 03/15/2039	60	64
Southern Co.
4.15%, 05/15/2014	85	87
Virginia Electric and Power Co.
5.40%, 04/30/2018	100	105
Wisconsin Electric Power Co.
6.00%, 04/01/2014	35	39
Energy Equipment & Services - 0.1%
Allied Waste North America, Inc.
6.88%, 06/01/2017	50	53
Halliburton Co.
7.45%, 09/15/2039	100	124
Food & Staples Retailing - 0.1%
Kroger Co.
8.05%, 02/01/2010	200	201
Food Products - 0.3%
Bunge NA Finance, LP
5.90%, 04/01/2017	16	16
Bunge, Ltd. Finance Corp.
5.88%, 05/15/2013	15	16
8.50%, 06/15/2019	25	28

The notes to the financial statements are an integral part of this report.

9

	Principal	Value
Food Products (continued)
General Mills, Inc.
6.00%, 02/15/2012	$25	$27
Kellogg Co.
4.25%, 03/06/2013	80	84
Kraft Foods, Inc.
6.13%, 02/01/2018	100	106
6.75%, 02/19/2014	50	55
6.88%, 02/01/2038	50	52
7.00%, 08/11/2037	75	80
Gas Utilities - 0.2%
Atmos Energy Corp.
8.50%, 03/15/2019	35	43
KeySpan Gas East Corp.
7.88%, 02/01/2010	100	100
Schlumberger Technology Corp.
6.50%, 04/15/2012 -144A	50	55
Southern California Gas Co.
4.80%, 10/01/2012	100	107
Health Care Equipment & Supplies - 0.0%
Baxter International, Inc.
4.00%, 03/01/2014	25	26
Health Care Providers & Services - 0.0%
WellPoint, Inc.
5.88%, 06/15/2017	13	13
7.00%, 02/15/2019	9	10
Household Products - 0.0%
Kimberly-Clark Corp.
7.50%, 11/01/2018	15	18
Insurance - 0.6%
Berkshire Hathaway Finance Corp.
4.00%, 04/15/2012	100	105
4.60%, 05/15/2013	100	106
Jackson National Life Global Funding
5.38%, 05/08/2013 -144A	100	102
Metropolitan Life Global Funding I
5.13%, 04/10/2013 -144A	100	106
Pricoa Global Funding I
5.45%, 06/11/2014 -144A	150	159
Protective Life Secured Trusts
4.00%, 04/01/2011	250	254
Travelers Cos., Inc.
5.80%, 05/15/2018	50	53
Travelers Life & Annunity Global Funding I
5.13%, 08/15/2014 -144A	100	97
IT Services - 0.0%
Electronic Data Systems LLC - Series B
6.00%, 08/01/2013Ђ	50	55
Machinery - 0.0%
Ingersoll-Rand Co. Ltd.
6.39%, 11/15/2027	25	27
PACCAR, Inc.
6.38%, 02/15/2012	15	16
Parker Hannifin Corp.
5.50%, 05/15/2018	20	21
Media - 1.6%
Comcast Cable Holdings LLC
9.80%, 02/01/2012	500	566
Comcast Corp.
5.50%, 03/15/2011	250	262
6.50%, 01/15/2017	50	55
COX Communications, Inc.
6.75%, 03/15/2011	1,000	1,052
Historic TW, Inc.
9.15%, 02/01/2023	500	603
News America Holdings, Inc.
8.88%, 04/26/2023	80	94
News America, Inc.
7.30%, 04/30/2028	50	52
Thomson Reuters Corp.
4.70%, 10/15/2019	15	15
5.95%, 07/15/2013	35	38
Time Warner Cable, Inc.
7.30%, 07/01/2038	100	111
Viacom, Inc.
6.25%, 04/30/2016	50	54
Metals & Mining - 0.1%
Alcoa, Inc.
5.55%, 02/01/2017	60	60
BHP Billiton Finance USA, Ltd.
5.50%, 04/01/2014	50	55
Multiline Retail - 0.1%
Kohl’s Corp.
6.25%, 12/15/2017	15	17
Target Corp.
6.00%, 01/15/2018	100	110
Multi-Utilities - 0.2%
Dominion Resources, Inc. - Series B
6.25%, 06/30/2012	144	156
PG&E Corp.
5.75%, 04/01/2014	100	108
Sempra Energy
6.50%, 06/01/2016	50	54
8.90%, 11/15/2013	50	58
Oil, Gas & Consumable Fuels - 0.6%
Anadarko Petroleum Corp.
5.75%, 06/15/2014	50	54
8.70%, 03/15/2019	80	100
Canadian Natural Resources, Ltd.
5.90%, 02/01/2018	25	27
Cenovus Energy, Inc.
5.70%, 10/15/2019 -144A	30	31
Conoco Funding Co.
7.25%, 10/15/2031	50	58
ConocoPhillips
5.75%, 02/01/2019	75	82
EnCana Corp.
6.50%, 05/15/2019	50	56
Marathon Oil Corp.
8.38%, 05/01/2012	150	167
Petro-Canada
6.80%, 05/15/2038	50	55
Shell International Finance BV
6.38%, 12/15/2038	100	113
Spectra Energy Capital LLC
5.50%, 03/01/2014	125	131
8.00%, 10/01/2019	50	59
Talisman Energy, Inc.
7.75%, 06/01/2019	10	12
TransCanada Pipelines, Ltd.
4.00%, 06/15/2013	50	51
XTO Energy, Inc.
4.63%, 06/15/2013	50	53

The notes to the financial statements are an integral part of this report.

10

	Principal	Value
Pharmaceuticals - 0.1%
AstraZeneca PLC
5.40%, 06/01/2014	$50	$55
Eli Lilly & Co.
3.55%, 03/06/2012	50	52
GlaxoSmithKline Capital, Inc.
4.38%, 04/15/2014	50	52
Real Estate Investment Trusts - 0.1%
Simon Property Group, LP
5.63%, 08/15/2014	50	51
6.10%, 05/01/2016	60	61
6.75%, 05/15/2014	30	32
WEA Finance LLC
6.75%, 09/02/2019 -144A	68	74
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.
7.13%, 12/15/2010	200	212
CSX Corp.
6.30%, 03/15/2012	25	27
Norfolk Southern Corp.
6.75%, 02/15/2011	50	53
Union Pacific Corp.
4.70%, 01/02/2024	90	84
5.65%, 05/01/2017	50	53
Software - 0.1%
Intuit, Inc.
5.75%, 03/15/2017	15	16
Oracle Corp.
5.25%, 01/15/2016	30	32
5.75%, 04/15/2018	100	108
6.50%, 04/15/2038	30	33
Specialty Retail - 0.1%
Home Depot, Inc.
5.40%, 03/01/2016	85	89
Staples, Inc.
9.75%, 01/15/2014	45	55
Thrifts & Mortgage Finance - 0.1%
Countrywide Home Loans, Inc.
4.00%, 03/22/2011	225	230
Water Utilities - 0.1%
American Water Capital Corp.
6.09%, 10/15/2017	100	104
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc.
7.88%, 03/01/2011	100	107
Vodafone Group PLC
5.00%, 09/15/2015	115	121
Total Corporate Debt Securities (cost $30,925)		31,737

CONVERTIBLE BOND - 0.2%
Diversified Financial Services - 0.2%
Banc of America Covered Bond Issuer
5.50%, 06/14/2012 -144A	400	427
Total Convertible Bond (cost $399)

REPURCHASE AGREEMENT - 1.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $2,235 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $2,282	2,235	2,235
Total Repurchase Agreement (cost $2,235)

Total Investment Securities (cost $168,338) #		174,998
Other Assets and Liabilities - Net		1,045

Net Assets		$176,043

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2009.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
Џ	In default.
#

Aggregate cost for federal income tax purposes is $168,338. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,485 and $2,825, respectively. Net unrealized appreciation for tax purposes is $6,660.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $9,841, or 5.59%, of the Fund’s net assets.

IO	Interest only
PO	Principal only
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The notes to the financial statements are an integral part of this report.

11

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Asset-Backed Security	$—	$1,209	$—	$1,209
Fixed Income - Consumer Discretionary	—	3,029	—	3,029
Fixed Income - Consumer Staples	—	1,152	—	1,152
Fixed Income - Energy	—	1,173	—	1,173
Fixed Income - Financials	—	17,743	—	17,743
Fixed Income - Foreign Government Obligation	—	427	—	427
Fixed Income - Health Care	—	262	—	262
Fixed Income - Industrials	—	1,593	—	1,593
Fixed Income - Information Technology	—	921	—	921
Fixed Income - Materials	—	821	—	821
Fixed Income - Mortgage-Backed Security	—	20,430	—	20,430
Fixed Income - Municipal Government Obligation	—	167	—	167
Fixed Income - Telecommunication Services	—	2,766	—	2,766
Fixed Income - U.S. Government Agency Obligation	—	89,214	—	89,214
Fixed Income - U.S. Government Obligation	—	29,152	—	29,152
Fixed Income - Utilities	—	2,704	—	2,704
Cash & Cash Equivalent - Repurchase Agreement	—	2,235	—	2,235
Total	$—	$174,998	$—	$174,998

Level 3 Rollforward - Other Financial Instruments*

Securities	Beginning Balance at 12/31/2008	Net Purchases (Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation	Net Transfers (Out) of Level 3	Ending Balance at 12/31/2009
Fixed Income - U.S. Gov’t Agency Obligations	$54	$—	$(16)	$(2)	$26	$(62)	$—
Fixed Income — Mortgage-Backed Securities	517	(192)	13	45	29	(412)	—
Fixed Income — Asset-Backed Securities	367	(394)	—	5	22	—	—
Total	$938	$(586)	$(3)	$48	$77	$(474)	$—

*      Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

12

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $166,103)	$172,763
Repurchase agreement, at value (cost: $2,235)	2,235
Receivables:
Investment securities sold	136
Shares sold	55
Interest	1,288
176,477
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	302
Management and advisory fees	70
Distribution and service fees	4
Administration fees	3
Printing and shareholder reports fees	23
Audit and tax fees	9
Other	23
434
Net assets	$176,043
Net assets consist of:
Capital stock ($.01 par value)	$141
Additional paid-in capital	158,733
Undistributed net investment income	10,911
Undistributed (accumulated) net realized gain (loss) from investment securities	(402)
Net unrealized appreciation (depreciation) on:
Investment securities	6,660
Net assets	$176,043
Net assets by class:
Initial Class	$159,532
Service Class	16,511
Shares outstanding:
Initial Class	12,859
Service Class	1,260
Net asset value and offering price per share:
Initial Class	$12.41
Service Class	13.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Interest income	$11,268
Securities lending income (net)	7
	11,275

Expenses:
Management and advisory	777
Printing and shareholder reports	55
Custody	74
Administration	35
Legal	9
Audit and tax	20
Trustees	7
Transfer agent	3
Registration	—	(a)
Distribution and service:
Service Class	44
Other	3
Total expenses	1,027

Net investment income	10,248

Net realized gain (loss) on transactions from:
Investment securities	261

Net increase in unrealized appreciation (depreciation) on:
Investment securities	5,502
Net realized and unrealized gain	5,763

Net increase in net assets resulting from operations	$16,011

(a)          Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

13

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$10,248	$7,971
Net realized gain (loss) from investment securities	261	1,477
Change in net unrealized appreciation (depreciation) on investment securities	5,502	(1,652)
Net increase in net assets resulting from operations	16,011	7,796

Distributions to shareholders:
From net investment income:
Initial Class	(7,248)	(6,220)
Service Class	(723)	(852)
	(7,971)	(7,072)
From net realized gains:
Initial Class	(1,183)	—
Service Class	(125)	—
	(1,308)	—
Total distributions to shareholders	(9,279)	(7,072)

Capital share transactions:
Proceeds from shares sold:
Initial Class	48,382	37,464
Service Class	9,231	16,090
	57,613	53,554
Dividends and distributions reinvested:
Initial Class	8,431	6,220
Service Class	848	852
	9,279	7,072
Cost of shares redeemed:
Initial Class	(38,581)	(52,161)
Service Class	(8,264)	(14,173)
	(46,845)	(66,334)
Net increase (decrease) in net assets from capital shares transactions	20,047	(5,708)

Net increase (decrease) in net assets	26,779	(4,984)

Net assets:
Beginning of year	149,264	154,248
End of year	$176,043	$149,264
Undistributed net investment income	$10,911	$7,971

Share activity:
Shares issued:
Initial Class	3,977	3,132
Service Class	718	1,274
	4,695	4,406
Shares issued-reinvested from distributions:
Initial Class	693	536
Service Class	66	69
	759	605
Shares redeemed:
Initial Class	(3,138)	(4,431)
Service Class	(633)	(1,156)
	(3,771)	(5,587)
Net increase (decrease) in shares outstanding:
Initial Class	1,532	(763)
Service Class	151	187
	1,683	(576)

The notes to the financial statements are an integral part of this report.

14

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.95	$11.81	$11.66	$11.83	$12.23
Investment operations
Net investment income(a)	0.73	0.58	0.52	0.53	0.54
Net realized and unrealized gain (loss)	0.40	0.06	0.26	(0.07)	(0.26)
Total operations	1.13	0.64	0.78	0.46	0.28
Distributions
From net investment income	(0.58)	(0.50)	(0.63)	(0.63)	(0.66)
From net realized gains	(0.09)	—	—	—	(0.02)
Total distributions	(0.67)	(0.50)	(0.63)	(0.63)	(0.68)
Net asset value
End of year	$12.41	$11.95	$11.81	$11.66	$11.83
Total return(b)	9.58%	5.58%	6.85%	3.92%	2.30%
Net assets end of year (000’s)	$159,532	$135,307	$142,788	$157,167	$185,820
Ratio and supplemental data
Expenses to average net assets	0.57%	0.55%	0.58%	0.57%	0.59%
Net investment income, to average net assets	5.95%	4.88%	4.46%	4.54%	4.42%
Portfolio turnover rate	18%	28%	4%	5%	6%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.58	$12.43	$12.24	$12.41	$12.81
Investment operations
Net investment income(a)	0.74	0.58	0.52	0.53	0.53
Net realized and unrealized gain (loss)	0.43	0.06	0.27	(0.09)	(0.27)
Total operations	1.17	0.64	0.79	0.44	0.26
Distributions
From net investment income	(0.55)	(0.49)	(0.60)	(0.61)	(0.64)
From net realized gains	(0.09)	—	—	—	(0.02)
Total distributions	(0.64)	(0.49)	(0.60)	(0.61)	(0.66)
Net asset value
End of year	$13.11	$12.58	$12.43	$12.24	$12.41
Total return(b)	9.38%	5.25%	6.61%	3.63%	2.07%
Net assets end of year (000’s)	$16,511	$13,957	$11,460	$10,591	$8,293
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.83%	0.82%	0.84%
Net investment income, to average net assets	5.73%	4.65%	4.21%	4.29%	4.16%
Portfolio turnover rate	18%	28%	4%	5%	6%

(a)          Calculated based on average number of shares outstanding.

(b)         Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

15

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Fund”) is part of TST.

The Fund seeks the highest possible current income within the confines of the primary goal of ensuring protection of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

16

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

U.S. government securities: U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S ..government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-International Moderate Growth VP	$12,483	7.09%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $750 million	0.45%
Over $750 million up to $1 billion	0.40%
Over $1 billion	0.375%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.70% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

18

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.   (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$36,218
U.S. Government	13,022
Proceeds from maturities and sales of securities:
Long-term	29,342
U.S. Government	836

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, distribution, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

19

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.   (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$663
Undistributed (accumulated) net realized gain (loss) from investment securities	$(663)

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$121	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$7,971
Long-term Capital Gain	1,308
2008 Distributions paid from:
Ordinary Income	7,072
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$10,910
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(121)
Post October Capital Loss Deferral	$(280)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$6,660
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Effective on or about January 1, 2010, the Fund changed its sub-adviser to J.P. Morgan Investment Management, Inc.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

20

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica JPMorgan Core Bond VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

21

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $1,308 for the year ended December 31, 2009.

22

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

The last 12 months will certainly be remembered as one of the most volatile periods in financial market history. The market’s deterioration began to accelerate in October 2008 as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of poor economic data continued well into 2009. In response, a barrage of governmental policy announcements and actions by the Federal Reserve Board (“Fed”) were established to restore confidence in the financial system. Equity markets remained volatile and hit fresh lows in early March 2009.

Since then, U.S. equity markets rebounded strongly as investors realized that the banking system was not insolvent and economic activity was not in a terminal freefall. The credit markets improved dramatically as inter-bank lending rates reached levels prior to the bankruptcy of Lehman Brothers. Equity markets continued their advance through the second half of the year as many economic releases pointed toward recovery. Ongoing improvement in the manufacturing sector, consistent declines in weekly unemployment claims and brisk merger-and-acquisition activity offset investor concerns about increased mortgage delinquencies and foreclosures. Also helping to boost investor confidence was the Fed’s repeated assurances that interest rates would remain at very low levels for an extended period.

PERFORMANCE

For the year ended December 31, 2009, Transamerica JPMorgan Enhanced Index VP Initial Class returned 29.59%.  By comparison its benchmark, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), returned 26.46%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark for the year due to stock selection in the basic materials, industrial cyclical and energy sectors. However, stock selection in the retail, health services and systems, and insurance sectors detracted from results.

Within basic materials, an overweight in Freeport-McMoRan Copper & Gold, Inc. aided performance for the year. The copper and gold miner benefited from a strong recovery in copper demand, most of which came from inventory re-stocking, particularly in China. Going forward, the supply/demand imbalance of copper should continue to be a tailwind for the company. Another basic materials name, Dow Chemical, also contributed to results.  We slowly increased our position in early 2009 after Dow’s acquisition of specialty chemical company Rohm and Haas. Saddled with debt from the acquisition, investors began pricing Dow for bankruptcy.  Dow has since recovered nicely from its lows. We continue to hold the stock for its attractive valuation and potential synergies with Rohm and Haas.  An overweight position in SanDisk Corp. aided returns as the stock outperformed many of its peers. The flash memory makers’ stock price more than quadrupled since hitting a 52-week low in March 2009.  The stock rose on positive earnings reports and several analyst upgrades. In its most recent quarterly release, SanDisk posted increased revenue.  Since many consumer electronic devices are powered with flash memory cards, growing demand for these digital devices throughout 2009 spurred SanDisk’s sales. We maintain an overweight position in the company as we are encouraged by improved industry fundamentals, pared-down inventories and SanDisk’s increasingly diversified global markets, all of which bode well for further growth in 2010.

Alternatively, an underweight position in Ford detracted from performance in 2009 as a rapid and forceful stock price recovery occurred in April and May. Investors had been anticipating a boon to Ford’s business due to the woes of domestic rivals Chrysler and GM. A better-than-expected first-quarter earnings report only served to drive the price even higher. Investors applauded management’s ability to reduce cash consumption and cut costs in the exceedingly grim economic environment. Within the retail sector, Safeway was a top detractor from returns. The third-largest grocery store chain reported weaker-than-expected profit due to reduced consumer spending after the company expanded some of its food brands to appeal to time-pressed consumers. Additionally, rising unemployment in certain states forced the company to reduce prices to compete with Wal-Mart. An overweight position in Citigroup also weighed on results during the year. Shares of Citigroup plunged earlier in 2009 after the U.S. government initiated plans to take a significant stake to help stabilize the company. The stock continued to fall further in the fourth quarter, after Citigroup’s results failed to live up to expectations of investors. However, the Portfolio is overweight in the stock as Citigroup’s recent repayment of approximately half of its TARP funds removed some of the government’s restraints and increased our confidence in the company’s stability.

Terance Chen, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	29.59%	0.25%	(1.53)%	05/02/1997
S&P 500*	26.46%	0.42%	(0.95)%
Service Class	29.32%	0.00%	4.70%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica JPMorgan Enhanced Index VP
Initial Class	$1,000.00	$1,231.00	$4.72	$1,020.97	$4.28	0.84%
Service Class	1,000.00	1,228.50	6.12	1,019.71	5.55	1.09

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.6%
Repurchase Agreement	0.2
Securities Lending Collateral	0.2
U.S. Government Obligation	0.1
Other Assets and Liabilities - Net(a)	(0.1)
Total	100.0%

(a)     The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	18,000	$706
L-3 Communications Holdings, Inc.	1,400	122
Northrop Grumman Corp.	5,600	313
Rockwell Collins, Inc.	200	11
United Technologies Corp.	22,700	1,575
Air Freight & Logistics - 0.1%
FedEx Corp.	2,000	167
Airlines - 0.1%
Continental Airlines, Inc. -Class B ‡	3,200	57
Southwest Airlines Co.	6,400	73
Auto Components - 0.7%
Goodyear Tire & Rubber Co. ‡	5,700	80
Johnson Controls, Inc.	25,000	681
Beverages - 2.1%
Coca-Cola Co.	35,800	2,040
Coca-Cola Enterprises, Inc.	3,600	76
PepsiCo, Inc.	4,400	268
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. ‡	3,000	146
Biogen Idec, Inc. ‡	6,100	326
Celgene Corp. ‡	13,300	742
Gilead Sciences, Inc. ‡	15,000	649
Capital Markets - 4.2%
Bank of New York Mellon Corp.	23,500	657
Charles Schwab Corp.	9,100	171
Goldman Sachs Group, Inc.	10,600	1,790
Legg Mason, Inc.	5,200	157
Morgan Stanley	36,300	1,074
State Street Corp.	22,700	988
Chemicals - 1.8%
Dow Chemical Co.	38,300	1,058
EI du Pont de Nemours & Co.	19,400	653
PPG Industries, Inc.	5,500	322
Commercial Banks - 3.2%
BB&T Corp.	8,200	208
Comerica, Inc.	2,000	59
Fifth Third Bancorp	21,800	213
SVB Financial Group ‡	5,400	225
TCF Financial Corp.	6,800	93
U.S. Bancorp	33,700	759
Wells Fargo & Co.	77,100	2,080
Communications Equipment - 3.6%
Cisco Systems, Inc. ‡	69,700	1,669
Corning, Inc.	40,000	772
Juniper Networks, Inc. ‡	9,000	240
QUALCOMM, Inc.	30,200	1,397
Computers & Peripherals - 6.3%
Apple, Inc. ‡	12,400	2,614
EMC Corp./Massachusetts ‡	6,500	114
Hewlett-Packard Co.	39,000	2,009
International Business Machines Corp.	14,500	1,898
SanDisk Corp. ‡	18,400	533
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. ‡	400	15
Consumer Finance - 0.7%
Capital One Financial Corp.	20,600	790
Diversified Consumer Services - 0.1%
H&R Block, Inc.	5,900	133
Diversified Financial Services - 3.4%
Bank of America Corp.	186,000	2,801
Citigroup, Inc.	226,900	751
CME Group, Inc. -Class A	700	235
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	40,800	1,144
CenturyTel, Inc.	3,200	116
Qwest Communications International, Inc.	30,200	127
Verizon Communications, Inc.	64,100	2,124
Windstream Corp.	200	2
Electric Utilities - 1.6%
Edison International	17,400	605
Exelon Corp.	1,800	88
FPL Group, Inc.	13,700	724
Northeast Utilities	2,300	59
NV Energy, Inc.	24,200	300
Electrical Equipment - 0.6%
Cooper Industries PLC -Class A	6,900	294
Emerson Electric Co.	8,700	371
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	3,830	155
Ensco International PLC ADR	2,400	96
National Oilwell Varco, Inc.	800	35
Schlumberger, Ltd.	12,500	813
Transocean, Ltd. ‡	1,300	108
Food & Staples Retailing - 3.0%
CVS Caremark Corp.	26,420	851
Kroger Co.	24,700	507
Sysco Corp.	13,800	386
Walgreen Co.	5,000	184
Wal-Mart Stores, Inc.	26,000	1,390
Food Products - 1.9%
ConAgra Foods, Inc.	800	18
General Mills, Inc.	17,600	1,247
Kraft Foods, Inc. -Class A	30,700	834
Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	8,000	469
Covidien PLC	3,100	148
Medtronic, Inc.	13,200	581
Stryker Corp.	2,300	116
Health Care Providers & Services - 2.1%
Aetna, Inc.	16,200	514
AmerisourceBergen Corp. -Class A	4,300	112
Cardinal Health, Inc.	3,300	106
Cigna Corp.	13,300	469
McKesson Corp.	3,100	194
Medco Health Solutions, Inc. ‡	6,000	383
UnitedHealth Group, Inc.	1,800	55
WellPoint, Inc. ‡	9,800	571
Hotels, Restaurants & Leisure - 1.5%
Carnival Corp. ‡	5,000	158
Darden Restaurants, Inc.	13,500	474
International Game Technology	12,193	229
McDonald’s Corp.	4,000	250
Royal Caribbean Cruises, Ltd. ‡ Λ	10,700	270
Starwood Hotels & Resorts Worldwide, Inc.	8,100	296
Wyndham Worldwide Corp.	400	8
Household Durables - 0.5%
Lennar Corp. -Class A	33,100	423

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Household Durables (continued)
Stanley Works	2,300	$118
Household Products - 2.6%
Clorox Co.	7,025	429
Kimberly-Clark Corp.	6,000	382
Procter & Gamble Co.	35,100	2,128
Independent Power Producers & Energy Traders - 0.1%
AES Corp. ‡	5,300	71
Industrial Conglomerates - 1.8%
General Electric Co.	121,100	1,833
Textron, Inc.	8,900	167
Insurance - 2.3%
ACE, Ltd. ‡	2,500	126
Aflac, Inc.	15,400	712
Allstate Corp.	4,000	120
AON Corp.	100	4
Lincoln National Corp.	12,200	304
Principal Financial Group, Inc.	10,000	240
Prudential Financial, Inc.	15,000	746
RenaissanceRe Holdings, Ltd.	6,300	335
XL Capital, Ltd. -Class A	100	2
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. ‡	3,900	525
Internet Software & Services - 2.4%
Google, Inc. -Class A ‡	4,300	2,666
IT Services - 0.6%
Cognizant Technology Solutions Corp. -Class A ‡	11,000	499
Genpact, Ltd. ‡	11,300	168
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. ‡	2,700	141
Thermo Fisher Scientific, Inc. ‡	4,800	229
Machinery - 2.8%
Deere & Co.	16,700	903
Eaton Corp.	6,700	426
PACCAR, Inc.	28,600	1,038
Parker Hannifin Corp.	11,500	620
Media - 2.2%
Comcast Corp. -Class A	4,200	67
Gannett Co., Inc.	12,600	187
Time Warner Cable, Inc.	11,200	464
Time Warner, Inc.	13,300	388
Walt Disney Co.	43,100	1,390
Metals & Mining - 2.0%
Alcoa, Inc.	19,200	310
Cliffs Natural Resources, Inc.	6,300	290
Freeport-McMoRan Copper & Gold, Inc. ‡	13,900	1,116
Newmont Mining Corp.	2,400	114
U.S. Steel Corp.	6,800	375
Multiline Retail - 1.3%
Family Dollar Stores, Inc.	5,400	150
JC Penney Co., Inc.	10,500	279
Kohl’s Corp. ‡	11,900	643
Target Corp.	7,900	382
Multi-Utilities - 2.2%
CMS Energy Corp.	14,100	221
NiSource, Inc.	4,000	62
PG&E Corp.	13,200	589
Public Service Enterprise Group, Inc.	17,600	585
Scana Corp.	13,900	524
Xcel Energy, Inc.	28,300	600
Oil, Gas & Consumable Fuels - 10.1%
Anadarko Petroleum Corp.	8,900	556
Apache Corp.	8,000	825
Chevron Corp.	24,400	1,879
ConocoPhillips	24,100	1,231
Devon Energy Corp.	14,300	1,051
Exxon Mobil Corp.	54,600	3,723
Noble Energy, Inc.	3,500	249
Occidental Petroleum Corp.	16,100	1,310
Southern Union Co.	5,000	114
Southwestern Energy Co. ‡	7,000	337
Spectra Energy Corp.	3,800	78
Paper & Forest Products - 0.0%
Weyerhaeuser Co.	300	13
Pharmaceuticals - 7.1%
Abbott Laboratories	36,200	1,954
Bristol-Myers Squibb Co.	44,000	1,111
Johnson & Johnson	13,700	882
Merck & Co., Inc. ‡	65,737	2,402
Pfizer, Inc.	88,100	1,603
Real Estate Investment Trusts - 1.0%
AMB Property Corp.	8,000	204
Apartment Investment & Management Co. -Class A	9,000	143
CBL & Associates Properties, Inc.	11,900	115
Digital Realty Trust, Inc.	1,200	60
Felcor Lodging Trust, Inc. ‡	6,100	22
Hospitality Properties Trust	2,200	52
Host Hotels & Resorts, Inc. ‡	21,123	247
Kimco Realty Corp.	4,400	60
Simon Property Group, Inc.	2,112	169
SL Green Realty Corp.	700	35
Road & Rail - 1.8%
CSX Corp.	12,800	621
Norfolk Southern Corp.	12,900	676
Union Pacific Corp.	12,100	773
Semiconductors & Semiconductor Equipment - 1.8%
Applied Materials, Inc.	50,500	705
Atmel Corp. ‡	27,800	128
Broadcom Corp. -Class A ‡	8,900	280
Intel Corp.	5,900	120
Intersil Corp. -Class A	25,700	394
Marvell Technology Group, Ltd. ‡	3,000	62
National Semiconductor Corp.	18,800	289
Novellus Systems, Inc. ‡	1,900	44
Software - 4.5%
Intuit, Inc. ‡	9,200	283
Microsoft Corp.	120,400	3,670
Oracle Corp.	44,700	1,097
Symantec Corp. ‡	6,100	109
Specialty Retail - 1.4%
Advance Auto Parts, Inc.	4,700	190
Gap, Inc.	23,400	490
Home Depot, Inc.	2,600	75
Lowe’s Cos., Inc.	4,100	96
Ross Stores, Inc.	2,500	107
Staples, Inc.	24,900	613

The notes to the financial statements are an integral part of this report.

5

	Shares	Value
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	17,800	$650
V.F. Corp.	4,000	293
Tobacco - 1.9%
Altria Group, Inc.	52,500	1,031
Philip Morris International, Inc.	22,900	1,103
Trading Companies & Distributors - 0.0%
GATX Corp.	600	17
Water Utilities - 0.3%
American Water Works Co., Inc.	13,000	291
Wireless Telecommunication Services - 0.7%
American Tower Corp. -Class A ‡	7,800	337
Crown Castle International Corp. ‡	3,000	117
Sprint Nextel Corp. ‡	90,800	332
Total Common Stocks (cost $102,581)		112,000

	Principal
U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Note
2.88% 06/30/2010 £	$160	162
Total U.S. Government Obligation (cost $162)

REPURCHASE AGREEMENT - 0.2%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $187 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $193.	187	187
Total Repurchase Agreement (cost $187)

	Shares
SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	222,560	223
Total Securities Lending Collateral (cost $223)

Total Investment Securities (cost $103,153) #		112,572
Other Assets and Liabilities - Net		(142)

Net Assets		$112,430

FUTURES CONTRACTS:

Description	Contracts Г	Expiration Date	Net Unrealized Appreciation
S&P 500 Index	2	03/18/2010	$4

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $216.
▲	Rate shown reflects the yield at 12/31/2009.
£	All or a portion of this security is segregated with the broker to cover margin requirements for open futures contracts. The value of this security segregated at 12/31/2009 is $142.
Г	Contract amounts are not in thousands.
#

Aggregate cost for federal income tax purposes is $110,923. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,308 and $2,659, respectively. Net unrealized appreciation for tax purposes is $1,649.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$10,106	$—	$—	$10,106
Equities - Consumer Staples	12,874	—	—	12,874
Equities - Energy	12,560	—	—	12,560
Equities - Financials	16,748	—	—	16,748
Equities - Health Care	13,904	—	—	13,904
Equities - Industrials	10,778	—	—	10,778
Equities - Information Technology	20,364	—	—	20,364
Equities - Materials	4,251	—	—	4,251
Equities - Telecommunication Services	5,696	—	—	5,696
Equities - Utilities	4,719	—	—	4,719
Fixed Income - U.S. Government Obligation	—	162	—	162
Cash & Cash Equivalent - Repurchase Agreement	—	187	—	187
Cash & Cash Equivalent - Securities Lending Collateral	223	—	—	223
Total	$112,223	$349	$—	$112,572

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts - Appreciation	$—	$4	$—	$4
Total	$—	$4	$—	$4

*            Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $102,966)	$112,385
(including securities loaned of $216)
Repurchase agreement, at value (cost: $187)	187
Receivables:
Investment securities sold	424
Shares sold	53
Interest	2
Dividends	198
113,249
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	419
Shares redeemed	79
Management and advisory fees	64
Distribution and service fees	1
Administration fees	2
Printing and shareholder reports fees	6
Audit and tax fees	10
Variation margin	6
Other	9
Collateral for securities on loan	223
819
Net assets	$112,430

Net assets consist of:
Capital stock ($.01 par value)	$109
Additional paid-in capital	131,742
Undistributed net investment income	1,468
Undistributed (accumulated) net realized gain (loss) from investment securities and futures	(30,312)
Net unrealized appreciation (depreciation) on:
Investment securities	9,419
Futures contracts	4
Net assets	$112,430
Net assets by class:
Initial Class	$107,759
Service Class	4,671
Shares outstanding:
Initial Class	10,402
Service Class	449
Net asset value and offering price per share:
Initial Class	$10.36
Service Class	10.40

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $1)	$2,251
Interest income	6
Securities lending income (net)	1
2,258
Expenses:
Management and advisory	691
Printing and shareholder reports	18
Custody	32
Administration	19
Legal	5
Audit and tax	21
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	9
Other	2
Total expenses	802
Less waiver/reimbursement	(9)
Net expenses	793

Net investment income	1,465

Net realized gain (loss) on transactions from:
Investment securities	(12,403)
Futures contracts	331
(12,072)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	35,910
Futures contracts	(3)
Change in unrealized appreciation (depreciation)	35,907
Net realized and unrealized gain	23,835

Net increase in net assets resulting from operations	$25,300

The notes to the financial statements are an integral part of this report.

7

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$1,465	$2,016
Net realized gain (loss) from investment securities and futures contracts	(12,072)	(17,085)
Change in net unrealized appreciation (depreciation) on investment securities and futures contracts	35,907	(41,594)
Net increase (decrease) in net assets resulting from operations	25,300	(56,663)

Distributions to shareholders:
From net investment income:
Initial Class	(1,949)	(2,007)
Service Class	(60)	(74)
	(2,009)	(2,081)
From net realized gains:
Initial Class	—	(23,480)
Service Class	—	(1,084)
	—	(24,564)
Total distributions to shareholders	(2,009)	(26,645)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,249	10,923
Service Class	1,942	1,461
	16,191	12,384
Dividends and distributions reinvested:
Initial Class	1,949	25,487
Service Class	60	1,158
	2,009	26,645
Cost of shares redeemed:
Initial Class	(14,425)	(37,831)
Service Class	(1,295)	(3,043)
	(15,720)	(40,874)
Net increase (decrease) in net assets from capital shares transactions	2,480	(1,845)

Net increase (decrease) in net assets	25,771	(85,153)

Net assets:
Beginning of year	86,659	171,812
End of year	$112,430	$86,659
Undistributed net investment income	$1,468	$2,017

Share activity:
Shares issued:
Initial Class	1,633	1,007
Service Class	203	106
	1,836	1,113
Shares issued-reinvested from distributions:
Initial Class	205	2,240
Service Class	6	101
	211	2,341
Shares redeemed:
Initial Class	(1,684)	(3,024)
Service Class	(141)	(255)
	(1,825)	(3,279)
Net increase (decrease) in shares outstanding:
Initial Class	154	223
Service Class	68	(48)
	222	175

The notes to the financial statements are an integral part of this report.

8

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.15	$16.43	$16.35	$14.34	$14.04
Investment operations
Net investment income(a)	0.14	0.20	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.26	(5.49)	0.56	2.01	0.35
Total operations	2.40	(5.29)	0.75	2.18	0.48
Distributions
From net investment income	(0.19)	(0.23)	(0.21)	(0.17)	(0.18)
From net realized gains	—	(2.76)	(0.46)	—	—
Total distributions	(0.19)	(2.99)	(0.67)	(0.17)	(0.18)
Net asset value
End of year	$10.36	$8.15	$16.43	$16.35	$14.34
Total return(b)	29.59%	(37.35)%	4.54%	15.31%	3.46%
Net assets end of year (000’s)	$107,759	$83,543	$164,761	$193,322	$200,857
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.82%	0.81%	0.81%	0.83%
Before reimbursement/fee waiver	0.85%	0.82%	0.81%	0.81%	0.83%
Net investment income, to average net assets	1.57%	1.59%	1.13%	1.16%	0.95%
Portfolio turnover rate	117%	74%	55%	55%	42%

For a share outstanding throughout each period

	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.17	$16.45	$16.37	$14.36	$14.08
Investment operations
Net investment income(a)	0.12	0.17	0.15	0.14	0.10
Net realized and unrealized gain (loss)	2.26	(5.50)	0.56	2.00	0.35
Total operations	2.38	(5.33)	0.71	2.14	0.45
Distributions
From net investment income	(0.15)	(0.19)	(0.17)	(0.13)	(0.17)
From net realized gains	—	(2.76)	(0.46)	—	—
Total distributions	(0.15)	(2.95)	(0.63)	(0.13)	(0.17)
Net asset value
End of year	$10.40	$8.17	$16.45	$16.37	$14.36
Total return(b)	29.32%	(37.52)%	4.30%	14.96%	3.20%
Net assets end of year (000’s)	$4,671	$3,116	$7,051	$6,851	$7,462
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.07%	1.06%	1.06%	1.08%
Before reimbursement/fee waiver	1.10%	1.07%	1.06%	1.06%	1.08%
Net investment income, to average net assets	1.32%	1.32%	0.88%	0.91%	0.71%
Portfolio turnover rate	117%	74%	55%	55%	42%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Fund”) is part of TST.

The Fund seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The underlying face amounts of open futures contracts at December 31, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1.   (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $23 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation, including forward contracts, swap contracts, and future contracts. These are generally categorized as a level 2 in the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fees:  The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $750 million	0.74%
Over $750 million up to $1 billion	0.69%
Over $1 billion	0.65%

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.84% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$9	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$109,942
U.S. Government	504
Proceeds from maturities and sales of securities:
Long-term	107,641
U.S. Government	403

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.   FAIR VALUE OF DERIVATIVES

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Derivatives not accounted for as	Asset Derivatives			Liability Derivatives
hedging instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Net Assets - Unrealized appreciation on futures contracts	$4	(a)	Net Assets - Unrealized depreciation on futures contracts	$—	(a)

(a)          Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Futures	Total
Equity Contracts	$331	$331

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Futures	Total
Equity Contracts	$(3)	$(3)

NOTE 6.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign bonds, net operating losses, distribution reclasses for REITs, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$(33)
Undistributed (accumulated) net investment income (loss)	$(5)
Undistributed (accumulated) net realized gain (loss) from investment securities	$38

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6.   (continued)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through

$6,500	December 31, 2016
$15,513	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$2,009
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	7,201
Long-term Capital Gain	19,444

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$1,468
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(22,013)
Post October Capital Loss Deferral	$(525)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$1,649
Other Temporary Differences	$—

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica JPMorgan Enhanced Index VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica JPMorgan Enhanced Index VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

16

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

17

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The last 12 months will certainly be remembered as one of the most volatile periods in financial market history. The market’s deterioration began to accelerate in October 2008 as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of poor economic data continued well into 2009. In response, a barrage of governmental policy announcements and actions by the Federal Reserve Board (“Fed”) were established to restore confidence in the financial system. Equity markets remained volatile and hit fresh lows in early March 2009. Since then, U.S. equity markets rebounded strongly as investors realized that the banking system was not insolvent and economic activity was not in a terminal freefall. Ongoing improvement in the manufacturing sector, consistent declines in weekly unemployment claims and brisk merger-and-acquisition activity offset investor concerns over increased mortgage delinquencies and foreclosures.

PERFORMANCE

For the year ended December 31, 2009, Transamerica JPMorgan Mid Cap Value VP Initial Class returned 26.41%.  By comparison its benchmark, the Russell Midcap® Value Index, returned 34.21%.

STRATEGY REVIEW

Companies most heavily impacted by the credit crisis and those with higher leverage in the global economy led the way from the market’s bottom. The Portfolio did not participate fully in the rally due to its low beta philosophy and focus on high-quality businesses with lower volatility in earnings and free cash flow. The Portfolio’s underperformance relative to its benchmark was due mostly to stock selection in the consumer discretionary and financial sectors. Alternatively, stock selection in the utilities and industrial sectors contributed to results.

A top contributor to performance was Energen Corporation, an energy holding company that explores and produces oil, natural gas and liquid natural gas in the United States. The company also distributes natural gas, serving as a utility to customers in northern and central Alabama. Shares were strong on increased production and higher commodity prices due to increased demand for natural gas.

Another contributor was Precision Castparts Corp., which manufactures complex metal components mostly for aerospace and power generation applications. While earnings were depressed due to continued aerospace inventory destocking, investors were encouraged by year-over-year margin improvement and the company’s earnings prospects when volumes begin to recover.

Alternatively, Synovus Financial Corp., a diversified financial company offering its services through wholly owned subsidiary banks in the Southeastern U.S., was a top detractor from results. The stock was pressured throughout the year due mostly to accelerating credit losses. While we find management’s efforts to raise capital and aggressively dispose of troubled assets encouraging, we have decided to eliminate the stock from the Portfolio and deploy proceeds to more attractive risk/reward opportunities.

Burger King Holdings, Inc., an operator of fast food hamburger restaurants, was also a top detractor due to declines in same store sales.  While the company faces difficult year-over-year comparisons, we see evidence that franchisees are scaling back extended hours in the sluggish economy and that the company may be losing market share to McDonald’s, particularly at breakfast time. Our confidence in management’s ability to turn around the franchise has diminished, so we sold the stock and redeployed proceeds elsewhere.

Jonathan K.L. Simon

Lawrence Playford, CFA

Gloria Fu, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	26.41%	2.23%	4.76%	05/03/1999
Russell Midcap® Value *	34.21%	1.98%	7.58%	05/03/1999
Service Class	26.12%	1.96%	7.24%	05/01/2003

NOTES

* The Russell Midcap® Value Index (“Russell Midcap® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica JPMorgan Mid Cap Value VP
Initial Class	$1,000.00	$1,249.20	$4.99	$1,020.77	$4.48	0.88%
Service Class	1,000.00	1,246.30	6.40	1,019.51	5.75	1.13

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.4%
Repurchase Agreement	2.3
Securities Lending Collateral	0.6
Other Assets and Liabilities - Net(a)	(0.3)
Total	100.0%

(a)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.4%
Aerospace & Defense - 3.1%
Alliant Techsystems, Inc. ‡	16,100	$1,421
L-3 Communications Holdings, Inc.	31,200	2,713
Precision Castparts Corp.	30,560	3,373
Auto Components - 0.7%
WABCO Holdings, Inc.	66,400	1,712
Beverages - 0.6%
Brown-Forman Corp. -Class B	26,674	1,429
Capital Markets - 2.1%
Affiliated Managers Group, Inc. ‡	12,350	832
Ameriprise Financial, Inc.	20,600	800
Northern Trust Corp.	25,400	1,331
T. Rowe Price Group, Inc.	38,800	2,066
Chemicals - 4.1%
Airgas, Inc.	48,900	2,328
Albemarle Corp.	85,400	3,106
PPG Industries, Inc.	39,400	2,306
Sigma-Aldrich Corp.	40,000	2,021
Commercial Banks - 6.5%
Bancorpsouth, Inc.	36,800	863
BB&T Corp.	79,400	2,015
City National Corp.	25,800	1,176
Cullen/Frost Bankers, Inc.	36,100	1,805
KeyCorp	103,500	574
M&T Bank Corp.	61,300	4,101
SunTrust Banks, Inc.	85,100	1,727
TCF Financial Corp. Λ	122,100	1,663
Wilmington Trust Corp. Λ	82,600	1,019
Zions Bancorporation Λ	48,200	618
Commercial Services & Supplies - 1.8%
Republic Services, Inc. -Class A	149,350	4,228
Computers & Peripherals - 0.6%
Lexmark International, Inc. -Class A ‡	52,910	1,375
Construction Materials - 0.4%
Vulcan Materials Co.	16,500	869
Containers & Packaging - 1.5%
Ball Corp.	69,800	3,609
Distributors - 1.1%
Genuine Parts Co.	66,400	2,521
Diversified Consumer Services - 1.0%
H&R Block, Inc.	107,200	2,425
Diversified Telecommunication Services - 1.6%
CenturyTel, Inc.	69,100	2,503
Windstream Corp.	125,960	1,384
Electric Utilities - 3.0%
American Electric Power Co., Inc.	124,300	4,325
Westar Energy, Inc.	135,000	2,932
Electrical Equipment - 1.5%
Cooper Industries PLC -Class A	42,700	1,821
Roper Industries, Inc.	34,600	1,812
Electronic Equipment & Instruments - 3.6%
Amphenol Corp. -Class A	64,400	2,974
Arrow Electronics, Inc. ‡	77,900	2,307
Tyco Electronics, Ltd.	138,100	3,389
Food & Staples Retailing - 1.8%
Safeway, Inc.	192,900	4,107
Food Products - 1.7%
JM Smucker Co.	58,300	3,600
McCormick & Co., Inc.	13,700	495
Gas Utilities - 4.1%
Energen Corp.	86,900	4,067
EQT Corp.	69,800	3,066
Oneok, Inc.	60,400	2,692
Health Care Equipment & Supplies - 1.6%
Becton Dickinson and Co.	49,700	3,919
Health Care Providers & Services - 4.2%
Community Health Systems, Inc. ‡	72,800	2,592
Coventry Health Care, Inc. ‡	93,050	2,260
Lincare Holdings, Inc. ‡	106,500	3,953
VCA Antech, Inc. ‡	48,500	1,209
Hotels, Restaurants & Leisure - 1.8%
Darden Restaurants, Inc.	54,224	1,901
Marriott International, Inc. -Class A	54,119	1,475
Yum! Brands, Inc.	23,700	829
Household Durables - 2.6%
Fortune Brands, Inc.	83,600	3,612
Jarden Corp.	44,500	1,375
Snap-On, Inc.	29,300	1,238
Household Products - 1.3%
Clorox Co.	26,200	1,598
Energizer Holdings, Inc. ‡	26,200	1,606
Industrial Conglomerates - 1.0%
Carlisle Cos., Inc.	69,100	2,367
Insurance - 10.3%
Assurant, Inc.	79,650	2,348
Cincinnati Financial Corp.	169,125	4,438
Loews Corp.	96,200	3,497
Old Republic International Corp.	443,725	4,455
OneBeacon Insurance Group, Ltd. -Class A	145,131	2,000
Principal Financial Group, Inc.	101,100	2,430
Transatlantic Holdings, Inc.	55,500	2,892
WR Berkley Corp.	98,000	2,415
Internet & Catalog Retail - 0.6%
Expedia, Inc. ‡	58,400	1,501
Media - 3.7%
Cablevision Systems Corp. -Class A	77,600	2,004
Clear Channel Outdoor Holdings, Inc. -Class A ‡	149,884	1,557
Omnicom Group, Inc.	30,200	1,182
Scripps Networks Interactive, Inc. -Class A	46,000	1,909
Washington Post Co. -Class B	4,855	2,135
Multiline Retail - 0.2%
Dollar General Corp. ‡	22,100	496
Multi-Utilities - 5.1%
CMS Energy Corp.	239,800	3,754
NSTAR	49,500	1,822
PG&E Corp.	70,250	3,137
Xcel Energy, Inc.	159,500	3,384
Oil, Gas & Consumable Fuels - 6.0%
CVR Energy, Inc. ‡	130,700	897
Devon Energy Corp.	49,200	3,616
Kinder Morgan Management LLC ‡	56,054	3,063
Teekay Corp.	96,300	2,235
Williams Cos., Inc.	219,300	4,623

4

	Shares	Value
Real Estate Investment Trusts - 4.2%
Kimco Realty Corp.	178,400	$2,414
Public Storage	14,700	1,197
Regency Centers Corp.	57,000	1,998
Ventas, Inc.	45,200	1,977
Vornado Realty Trust	34,760	2,432
Real Estate Management & Development - 0.8%
Brookfield Properties Corp.	151,275	1,833
Road & Rail - 0.4%
Norfolk Southern Corp.	17,500	917
Semiconductors & Semiconductor Equipment - 0.6%
Avago Technologies, Ltd. ‡	73,769	1,349
Software - 1.6%
Jack Henry & Associates, Inc.	104,300	2,412
Synopsys, Inc. ‡	68,500	1,526
Specialty Retail - 6.3%
AutoNation, Inc. ‡	66,419	1,272
AutoZone, Inc. ‡	13,750	2,173
Bed Bath & Beyond, Inc. ‡	39,900	1,541
Gap, Inc.	174,700	3,660
Sherwin-Williams Co.	13,800	851
Staples, Inc.	60,600	1,490
Tiffany & Co.	49,500	2,129
TJX Cos., Inc.	57,000	2,083
Textiles, Apparel & Luxury Goods - 0.9%
V.F. Corp.	27,800	2,036
Thrifts & Mortgage Finance - 0.5%
People’s United Financial, Inc.	69,100	1,154
Tobacco - 0.6%
Lorillard, Inc.	19,100	1,532
Water Utilities - 1.0%
American Water Works Co., Inc.	104,200	2,335
Wireless Telecommunication Services - 1.3%
Telephone & Data Systems, Inc. -Class L	102,521	3,096
Total Common Stocks (cost $227,051)		232,631

	Principal
REPURCHASE AGREEMENT - 2.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $5,505 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $5,618.	$5,505	5,505
Total Repurchase Agreement (cost $5,505)
	Shares
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	1,385,640	1,386
Total Securities Lending Collateral (cost $1,386)
Total Investment Securities (cost $233,942) #		239,522
Other Assets and Liabilities - Net		(834)
Net Assets		$238,688

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $1,341.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $239,156. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $19,824 and $19,458, respectively. Net unrealized appreciation for tax purposes is $366.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$45,107	$—	$—	$45,107
Equities - Consumer Staples	14,367	—	—	14,367
Equities - Energy	14,434	—	—	14,434
Equities - Financials	58,070	—	—	58,070
Equities - Health Care	13,933	—	—	13,933
Equities - Industrials	18,652	—	—	18,652
Equities - Information Technology	15,332	—	—	15,332
Equities - Materials	14,239	—	—	14,239
Equities - Telecommunication Services	6,983	—	—	6,983
Equities - Utilities	31,514	—	—	31,514
Cash & Cash Equivalent - Repurchase Agreement	—	5,505	—	5,505
Cash & Cash Equivalent - Securities Lending Collateral	1,386	—	—	1,386
Total	$234,017	$5,505	$—	$239,522

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $228,437)	$234,017
(including securities loaned of $1,341)
Repurchase agreement, at value (cost: $5,505)	5,505
Receivables:
Investment securities sold	558
Shares sold	12
Securities lending income (net)	6
Dividends	447
240,545
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	101
Shares redeemed	180
Management and advisory fees	164
Administration fees	4
Printing and shareholder reports fees	4
Audit and tax fees	8
Other	10
Collateral for securities on loan	1,386
1,857
Net assets	$238,688

Net assets consist of:
Capital stock ($.01 par value)	$214
Additional paid-in capital	267,287
Undistributed net investment income	3,725
Undistributed (accumulated) net realized gain (loss) from investment securities	(38,118)
Net unrealized appreciation (depreciation) on:
Investment securities	5,580
Net assets	$238,688
Net assets by class:
Initial Class	$238,019
Service Class	669
Shares outstanding:
Initial Class	21,329
Service Class	61
Net asset value and offering price per share:
Initial Class	$11.16
Service Class	11.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $17)	$5,472
Interest income	—	(a)
Securities lending income (net)	61
	5,533
Expenses:
Management and advisory	1,640
Printing and shareholder reports	16
Custody	30
Administration	40
Legal	10
Audit and tax	18
Trustees	7
Transfer agent	4
Distribution and service:
Service Class	1
Other	4
Total expenses	1,770
Net investment income	3,763

Net realized gain (loss) on transactions from:
Investment securities	(27,660)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	73,120
Net realized and unrealized gain	45,460

Net increase in net assets resulting from operations	$49,223

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$3,763	$3,596
Net realized gain (loss) from investment securities	(27,660)	(3,612)
Change in net unrealized appreciation (depreciation) on investment securities	73,120	(94,363)
Net increase (decrease) in net assets resulting from operations	49,223	(94,379)

Distributions to shareholders:
From net investment income:
Initial Class	(3,718)	(3,454)
Service Class	(2)	(3)
	(3,720)	(3,457)
From net realized gains:
Initial Class	(6,395)	(28,206)
Service Class	(5)	(35)
	(6,400)	(28,241)
Total distributions to shareholders	(10,120)	(31,698)

Capital share transactions:
Proceeds from shares sold:
Initial Class	17,082	12,574
Service Class	516	—
	17,598	12,574
Dividends and distributions reinvested:
Initial Class	10,113	31,660
Service Class	7	38
	10,120	31,698
Cost of shares redeemed:
Initial Class	(18,538)	(64,862)
Service Class	(62)	(162)
	(18,600)	(65,024)
Net increase (decrease) in net assets from capital shares transactions	9,118	(20,752)

Net increase (decrease) in net assets	48,221	(146,829)

Net assets:
Beginning of year	190,467	337,296
End of year	$238,688	$190,467
Undistributed net investment income	$3,725	$3,682

Share activity:
Shares issued:
Initial Class	1,622	1,442
Service Class	48	1
	1,670	1,443
Shares issued-reinvested from distributions:
Initial Class	988	2,515
Service Class	1	3
	989	2,518
Shares redeemed:
Initial Class	(1,858)	(4,715)
Service Class	(6)	(14)
	(1,864)	(4,729)
Net increase (decrease) in shares outstanding:
Initial Class	752	(758)
Service Class	43	(10)
	795	(768)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.25	$15.79	$16.60	$15.89	$14.81
Investment operations
Net investment income(a)	0.18	0.19	0.19	0.17	0.13
Net realized and unrealized gain (loss)	2.22	(4.89)	0.29	2.39	1.22
Total operations	2.40	(4.70)	0.48	2.56	1.35
Distributions
From net investment income	(0.18)	(0.20)	(0.17)	(0.15)	(0.03)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.49)	(1.84)	(1.29)	(1.85)	(0.27)
Net asset value
End of year	$11.16	$9.25	$15.79	$16.60	$15.89
Total return(b)	26.41%	(32.88)%	2.83%	17.25%	9.15%
Net assets end of year (000’s)	$238,019	$190,306	$336,861	$353,498	$338,377
Ratio and supplemental data
Expenses to average net assets	0.89%	0.88%	0.87%	0.88%	0.89%*
Net investment income, to average net assets	1.85%	1.40%	1.10%	1.02%	0.82%
Portfolio turnover rate	34%	43%	45%	40%	68%

For a share outstanding throughout each period

	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.22	$15.73	$16.54	$15.83	$14.77
Investment operations
Net investment income(a)	0.16	0.14	0.15	0.13	0.09
Net realized and unrealized gain (loss)	2.21	(4.87)	0.28	2.37	1.22
Total operations	2.37	(4.73)	0.43	2.50	1.31
Distributions
From net investment income	(0.13)	(0.14)	(0.12)	(0.09)	(0.01)
From net realized gains	(0.31)	(1.64)	(1.12)	(1.70)	(0.24)
Total distributions	(0.44)	(1.78)	(1.24)	(1.79)	(0.25)
Net asset value
End of year	$11.15	$9.22	$15.73	$16.54	$15.83
Total return(b)	26.12%	(33.08)%	2.53%	16.96%	8.86%
Net assets end of year (000’s)	$669	$161	$435	$516	$614
Ratio and supplemental data
Expenses to average net assets	1.14%	1.13%	1.12%	1.13%	1.14%*
Net investment income, to average net assets	1.63%	1.08%	0.89%	0.77%	0.59%
Portfolio turnover rate	34%	43%	45%	40%	68%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

*	Includes recaptured expense by the investment adviser. The impact of recaptured expense was 0.02%.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Fund”) is part of TST.

The Fund seeks growth from capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $6 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$15,158	6.35%
Transamerica Asset Allocation-Growth VP	33,270	13.94
Transamerica Asset Allocation-Moderate VP	42,037	17.61
Transamerica Asset Allocation-Moderate Growth VP	117,136	49.07
Total	$207,601	86.97%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $100 million	0.85%
Over $100 million	0.80%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.   (continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$70,695
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	65,801
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$30,017	December 31, 2017

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$3,720
Long-term Capital Gain	6,400
2008 Distributions paid from:
Ordinary Income	3,457
Long-term Capital Gain	28,241

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$3,695
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(30,017)
Post October Capital Loss Deferral	$(2,888)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$366
Other Temporary Differences	$31

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica JPMorgan Mid Cap Value VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica JPMorgan Mid Cap Value VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

14

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $6,400 for the year ended December 31, 2009.

15

Transamerica Marsico Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. large capitalization equities, as measured by the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), rebounded significantly from the prior year’s sharp declines.

From the perspective of economic sector performance (using GICS classifications for the S&P 500 as a reference point), all sectors except for one posted double digit returns for the year.

Information technology (+62%), Materials (+49%), and Consumer Discretionary (+42%) were the top-performing sectors.  Telecommunication Services (+9%), Utilities (+12%), Energy (+14%), and Consumer Staples (+15%) lagged.

Large capitalization equities modestly outperformed their small capitalization brethren by just over 1% (based on the Russell 1000® and Russell 2000® Index performance) although both showed strong performance with returns of 28.43% and 27.17%, respectively.  Within US large capitalization stocks, growth significantly outperformed value during the period.  The Russell 1000® Growth Index (“Russell 1000® Growth”) and Russell 1000® Value Index posted total returns of 37.21% and 19.69%, respectively.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Marsico Growth VP Initial Class returned 26.63%.  By comparison, its primary and secondary benchmarks, the S&P 500 and the Russell 1000® Growth, returned 26.46% and 37.21%, respectively.

STRATEGY REVIEW

The Portfolio modestly outperformed the S&P 500 Index, its primary benchmark index, for the annual period.

Stock selection in the Energy sector contributed materially to the Portfolio’s 12-month performance as Transocean Ltd. and Petroleo Brasileiro S.A. were among the top individual contributors.

Stock selection within the Diversified Financials industry also contributed to performance.  In particular, Portfolio holding Goldman Sachs Group Inc. significantly outperformed the industry group in the benchmark index, thereby adding to performance.  As Diversified Financials was a strong-performing industry group for the benchmark index, the Portfolio also benefited from maintaining an overweighted posture in this area of investment.

Stock selection in the Software & Services industry enhanced relative performance as positions in Google Inc., MasterCard Inc., and Visa Inc. added to results.  Additionally, as Software & Services was among the top-performing industry groups for the benchmark index, the Portfolio’s overweighted posture benefited performance in the period.

An overweighted posture in the Materials sector, among the strongest-performing areas of the benchmark index, benefited the Portfolio.  Positions in the sector, including Dow Chemical Co., BHP Billiton PLC, and Praxair Inc. posted strong returns.

The Portfolio’s holdings in the Pharmaceuticals, Biotechnology & Life Sciences industry proved advantageous as positions in Genentech Inc. and Schering-Plough Corp. helped results.  Notably, both positions were sold in the period.

There were a few areas that had a negative effect on the Portfolio’s 12-month performance.  While the Portfolio’s Consumer Discretionary positions posted a collective return of 13%, the return significantly lagged the 42% return of the benchmark index’s Consumer Discretionary sector.

Restaurant operator McDonald’s Corp. and retailer Lowe’s Cos. posted returns that significantly trailed that of the benchmark index.  We sold the Portfolio’s position in Lowe’s Cos. and trimmed its position in McDonald’s Corp. during the period.  Another significant detractor was hotel/casino operator Las Vegas Sands Corp., which posted a negative return prior to being sold from the Portfolio early in the reporting period.

The Portfolio’s overweighted posture in the Banks industry, the weakest-performing industry group for the benchmark index with a -7% return, negatively impacted Portfolio performance.

As the S&P 500 returned 26.46% in the period, the Portfolio incurred an opportunity cost to performance results by maintaining approximately 8.7% in average net assets in cash and cash equivalents during the period.  As of period-end, the Portfolio’s cash position was reduced to approximately 4% of the Portfolio’s net assets.

During the reporting period, the Portfolio’s average sector allocations emphasized the Information Technology, Financials, Consumer Discretionary, Materials, and Industrials sectors. As of December 31, 2009, the Portfolio had little or no exposure to the Utilities, Consumer Staples, and Telecommunication Services sectors.

Thomas F. Marsico

Portfolio Manager

Marsico Capital Management, LLC*

*Columbia Management Advisors, LLC entered into an agreement with Marsico Capital Management, LLC (“Marsico”) under which Marsico provides portfolio management to the portfolio.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	26.63%	0.60%	(1.56)%	05/03/1999
S&P 500*	26.46%	0.42%	(0.95)%	05/03/1999
Russell 1000® Growth *	37.21%	1.63%	(3.99)%	05/03/1999
Service Class	26.33%	0.33%	4.81%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and the Russell 1000® Growth Index (“Russell 1000® Growth”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Marsico Growth VP
Initial Class	$1,000.00	$1,215.30	$4.52	$1,021.12	$4.13	0.82%
Service Class	1,000.00	1,213.50	5.97	1,019.81	5.45	1.07

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	91.5%
Repurchase Agreement	8.0
Securities Lending Collateral	1.0
Preferred Stock	0.4
Other Assets and Liabilities - Net(a)	(0.9)
Total	100.0%

(a) The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK - 0.4%
Commercial Banks - 0.4%
Wells Fargo & Co., 8.00% ▲ Λ	80,025	$2,057
Total Preferred Stock (cost $1,536)

COMMON STOCKS - 91.5%
Aerospace & Defense - 2.5%
General Dynamics Corp.	208,451	14,210
Biotechnology - 1.9%
Gilead Sciences, Inc. ‡	249,784	10,811
Capital Markets - 3.1%
Goldman Sachs Group, Inc.	103,045	17,398
Chemicals - 9.0%
Air Products & Chemicals, Inc.	68,668	5,566
Dow Chemical Co.	688,917	19,035
Potash Corp. of Saskatchewan, Inc.	61,858	6,712
PPG Industries, Inc.	135,978	7,960
Praxair, Inc.	145,084	11,652
Commercial Banks - 6.7%
HSBC Holdings PLC ADR	199,700	11,401
U.S. Bancorp	375,251	8,447
Wells Fargo & Co.	659,699	17,805
Communications Equipment - 3.1%
QUALCOMM, Inc.	379,471	17,554
Computers & Peripherals - 7.9%
Apple, Inc. ‡	128,991	27,198
International Business Machines Corp.	137,029	17,937
Consumer Finance - 1.7%
American Express Co.	238,857	9,678
Diversified Financial Services - 2.7%
JPMorgan Chase & Co.	371,147	15,466
Energy Equipment & Services - 4.1%
Transocean, Ltd. ‡	278,471	23,057
Hotels, Restaurants & Leisure - 4.7%
McDonald’s Corp.	361,007	22,542
Wynn Resorts, Ltd. Λ	68,251	3,974
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. ‡	91,231	12,273
priceline.com, Inc. ‡	19,333	4,224
Internet Software & Services - 7.9%
Baidu, Inc. ADR ‡	36,434	14,983
Google, Inc. -Class A ‡	39,095	24,238
Yahoo!, Inc. ‡	301,905	5,066
IT Services - 5.6%
Mastercard, Inc. -Class A	60,103	15,385
Visa, Inc. -Class A	185,370	16,213
Media - 0.8%
DIRECTV -Class A ‡	134,280	4,478
Metals & Mining - 2.4%
BHP Billiton PLC ADR Λ	209,700	13,389
Multiline Retail - 0.7%
Nordstrom, Inc.	104,620	3,932
Oil, Gas & Consumable Fuels - 5.0%
EOG Resources, Inc.	108,670	10,574
Petroleo Brasileiro SA ADR	364,504	17,380
Pharmaceuticals - 7.6%
Abbott Laboratories	330,555	17,846
Johnson & Johnson	188,758	12,158
Merck & Co., Inc.	347,150	12,685
Road & Rail - 6.0%
Norfolk Southern Corp.	217,210	11,386
Union Pacific Corp.	352,287	22,511
Software - 1.2%
Adobe Systems, Inc. ‡	183,499	6,749
Textiles, Apparel & Luxury Goods - 2.4%
Nike, Inc. -Class B	200,885	13,272
Wireless Telecommunication Services - 1.6%
American Tower Corp. -Class A ‡	212,420	9,179
Total Common Stocks (cost $428,789)		516,324

	Principal
REPURCHASE AGREEMENT - 8.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $44,827 on 01/04/2010. Collateralized by U.S. Government Obligations, zero coupon, due 06/17/2010 - 06/24/2010, and with a total value of $45,724.	$44,827	44,827
Total Repurchase Agreement (cost $44,827)

	Shares
SECURITIES LENDING COLLATERAL - 1.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	5,575,200	5,575
Total Securities Lending Collateral (cost $5,575)

Total Investment Securities (cost $480,727) #		568,783
Other Assets and Liabilities - Net		(5,312)

Net Assets		$563,471

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 12/31/2009.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $5,457.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $490,786. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $82,798 and $4,801, respectively. Net unrealized appreciation for tax purposes is $77,997.

DEFINITION:

ADR           American Depositary Receipt

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$64,695	$—	$—	$64,695
Equities - Energy	51,011	—	—	51,011
Equities - Financials	82,252	—	—	82,252
Equities - Health Care	53,500	—	—	53,500
Equities - Industrials	48,107	—	—	48,107
Equities - Information Technology	127,769	—	—	127,769
Equities - Materials	64,314	—	—	64,314
Equities - Telecommunication Services	26,733	—	—	26,733
Cash & Cash Equivalent - Repurchase Agreement	—	44,827	—	44,827
Cash & Cash Equivalent - Securities Lending Collateral	5,575	—	—	5,575
Total	$523,956	$44,827	$—	$568,783

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $435,900)	$523,956
(including securities loaned of $5,457)
Repurchase agreement, at value (cost: $44,827)	44,827
Receivables:
Investment securities sold	1,170
Shares sold	55
Securities lending income (net)	4
Dividends	591
Dividend reclaims	28
570,631
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	633
Shares redeemed	539
Management and advisory fees	365
Distribution and service fees	3
Transfer agent fees	1
Administration fees	9
Printing and shareholder reports fees	8
Audit and tax fees	8
Other	19
Collateral for securities on loan	5,575
7,160
Net assets	$563,471

Net assets consist of:
Capital stock ($.01 par value)	$608
Additional paid-in capital	631,042
Undistributed net investment income	3,464
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(159,699)
Net unrealized appreciation (depreciation) on:
Investment securities	88,056
Net assets	$563,471

Net assets by class:
Initial Class	$547,844
Service Class	15,627
Shares outstanding:
Initial Class	59,094
Service Class	1,700
Net asset value and offering price per share:
Initial Class	$9.27
Service Class	9.19

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $60)	$7,234
Interest income	4
Securities lending income (net)	65
7,303
Expenses:
Management and advisory	3,697
Printing and shareholder reports	25
Custody	51
Administration	95
Legal	24
Audit and tax	18
Trustees	18
Transfer agent	9
Distribution and service:
Service Class	26
Other	11
Total expenses	3,974

Net investment income	3,329

Net realized gain (loss) on transactions from:
Investment securities	(46,012)
Foreign currency transactions	— (a)
(46,012)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	159,644
Net realized and unrealized gain	113,632

Net increase in net assets resulting from operations	$116,961

(a) Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$3,329	$3,784
Net realized gain (loss) from investment securities and foreign currency transactions	(46,012)	(112,111)
Change in net unrealized appreciation (depreciation) on investment securities	159,644	(197,453)
Net increase (decrease) in net assets resulting from operations	116,961	(305,780)

Distributions to shareholders:
From net investment income:
Initial Class	(4,033)	(2,847)
Service Class	(50)	(33)
	(4,083)	(2,880)
From net realized gains:
Initial Class	—	(19,342)
Service Class	—	(466)
	—	(19,808)
Total distributions to shareholders	(4,083)	(22,688)

Capital share transactions:
Proceeds from shares sold:
Initial Class	27,496	69,476
Service Class	9,018	5,385
	36,514	74,861
Dividends and distributions reinvested:
Initial Class	4,033	22,189
Service Class	50	499
	4,083	22,688
Cost of shares redeemed:
Initial Class	(28,199)	(43,525)
Service Class	(4,242)	(7,536)
	(32,441)	(51,061)
Net increase in net assets from capital shares transactions	8,156	46,488

Net increase (decrease) in net assets	121,034	(281,980)

Net assets:
Beginning of year	442,437	724,417
End of year	$563,471	$442,437
Undistributed net investment income	$3,464	$4,222

Share activity:
Shares issued:
Initial Class	3,402	6,256
Service Class	1,079	511
	4,481	6,767
Shares issued-reinvested from distributions:
Initial Class	480	2,097
Service Class	6	48
	486	2,145
Shares redeemed:
Initial Class	(3,566)	(4,109)
Service Class	(543)	(755)
	(4,109)	(4,864)
Net increase (decrease) in shares outstanding:
Initial Class	316	4,244
Service Class	542	(196)
	858	4,048

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.38	$12.96	$10.88	$10.34	$9.53
Investment operations
Net investment income(a)	0.06	0.06	0.07	0.02	0.01
Net realized and unrealized gain (loss)	1.90	(5.25)	2.13	0.53	0.81
Total operations	1.96	(5.19)	2.20	0.55	0.82
Distributions
From net investment income	(0.07)	(0.05)	— (b)	(0.01)	(0.01)
From net realized gains	—	(0.34)	(0.12)	—	—
Total distributions	(0.07)	(0.39)	(0.12)	(0.01)	(0.01)
Net asset value
End of year	$9.27	$7.38	$12.96	$10.88	$10.34
Total return(c)	26.63%	(40.95)%	20.40%	5.36%	8.58%
Net assets end of year (000’s)	$547,844	$433,973	$707,025	$211,386	$194,775
Ratio and supplemental data
Expenses to average net assets	0.83%	0.82%	0.81%	0.87%	0.88%
Net investment income, to average net assets	0.70%	0.63%	0.55%	0.17%	0.15%
Portfolio turnover rate	73%	77%	56%	67%	66%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$7.31	$12.85	$10.81	$10.28	$9.50
Investment operations
Net investment income (loss)(a)	0.04	0.04	0.04	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.88	(5.21)	2.12	0.54	0.79
Total operations	1.92	(5.17)	2.16	0.53	0.78
Distributions
From net investment income	(0.04)	(0.03)	—	—	—
From net realized gains	—	(0.34)	(0.12)	—	—
Total distributions	(0.04)	(0.37)	(0.12)	—	—
Net asset value
End of year	$9.19	$7.31	$12.85	$10.81	$10.28
Total return(c)	26.33%	(41.13)%	20.13%	5.16%	8.21%
Net assets end of year (000’s)	$15,627	$8,464	$17,392	$12,820	$12,217
Ratio and supplemental data
Expenses to average net assets	1.08%	1.07%	1.06%	1.12%	1.13%
Net investment income (loss), to average net assets	0.45%	0.36%	0.30%	(0.08)%	(0.12)%
Portfolio turnover rate	73%	77%	56%	67%	66%

(a) Calculated based on average number of shares outstanding.

(b) Rounds to less than ($0.01) or $0.01.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Marsico Growth VP (the “Fund”) is part of TST.

The Fund seeks long-term growth of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $7 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$39,419	7.00%
Transamerica Asset Allocation-Growth VP	76,813	13.63
Transamerica Asset Allocation-Moderate VP	111,211	19.74
Transamerica Asset Allocation-Moderate Growth VP	252,889	44.88
Total	$480,332	85.25%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.60%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions:  Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the year ended December 31, 2009 were $21.

NOTE 4.    INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$334,359
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	317,564
U.S. Government	—

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.    FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(4)
Undistributed (accumulated) net realized gain (loss) from investment securities	$4

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$82,250	December 31, 2016
$65,415	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$4,083
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	5,005
Long-term Capital Gain	17,683

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$3,328
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(147,665)
Post October Capital Loss Deferral	$(1,839)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$77,997
Other Temporary Differences	$—

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6. SUBSEQUENT EVENTS

Pending completion of a transaction,  the Fund will change its sub-adviser to RiverSource Investments, LLC (“RiverSource”).  Marsico will continue to provide portfolio management to the Fund pursuant to an agreement between RiverSource and Marsico.

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica Jennison Growth VP. An information statement/prospectus will be sent to shareholders to discuss the transaction in detail. The reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Marsico Growth VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Marsico Growth VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

16

Transamerica MFS International Equity VP

(unaudited)

MARKET ENVIRONMENT

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009.  During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis.  Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth — emerging markets — also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, the Federal Reserve Board (“Fed”) implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically.  By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

PERFORMANCE

For the year ended December 31, 2009, Transamerica MFS International Equity VP Initial Class returned 32.68%.  By comparison its benchmark, the Morgan Stanley Capital International — Europe, Australasia, Far East Index (“MSCI-EAFE”), returned 32.46%.

STRATEGY REVIEW

Contributors to performance

Stock selection was the primary driver of performance relative to the MSCI-EAFE, particularly within the retailing sector.  A key factor in positive relative performance within this sector was our decision to overweight strong-performing luxury goods company LVMH Moët Hennessy Louis Vuitton (France), British luxury clothing retailer Burberry Group, and Hong Kong-based export trading company Li & Fung.

The Portfolio’s underweighted position in the utilities and communications sector was another positive factor as this sector significantly underperformed the overall benchmark over the reporting period.

Stock selection in the technology sector also boosted relative returns. Within this sector, South Korean microchip and electronics manufacturer Samsung Electronics was among the Portfolio’s top relative contributors.

Detractors from performance

An underweighted position in the strong-performing financial services sector detracted from relative performance. Holdings of reinsurance company Swiss Reinsurance (Switzerland), which significantly underperformed the benchmark over the reporting period, were among the Portfolio’s top detractors. On the other hand, not holding financial services firm Banco Santander S.A. (Spain) also hurt relative results as this stock outperformed the benchmark.

Stock selection in the basic materials sector also held back relative performance. Our position in flavors and fragrances company Givaudan S.A. (Switzerland) was one of two prominent negative factors in this sector. The other was not holding strong relative outperformer Rio Tinto, an Australian mining operator.

Stock selection in the energy sector was another detractor from relative performance. Here, an overweighted position in weak-performing oil and gas exploration company INPEX Holdings (Japan) was a significant negative.

During the reporting period, the Portfolio’s currency exposure detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our Portfolios to have different currency exposure than the benchmark.

Daniel Ling

Marcus L. Smith

Co-Portfolio Managers

MFS® Investment Management

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	32.68%	5.42%	(0.44)%	01/02/1997
MSCI-EAFE*	32.46%	4.02%	1.58%
Service Class	32.24%	5.10%	9.78%	05/01/2003

NOTES

* The Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including fluctuations, political instability and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica MFS International Equity VP
Initial Class	$1,000.00	$1,278.10	$5.97	$1,019.96	$5.30	1.05%
Service Class	1,000.00	1,273.20	7.45	1,018.65	6.61	1.30

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.6%
Repurchase Agreement	0.2
Other Assets and Liabilities - Net(a)	0.2
Total	100.0%

(a)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 99.6%
Austria - 0.5%
Erste Group Bank AG	29,179	$1,084
Bermuda - 0.8%
Li & Fung, Ltd.	382,000	1,572
Canada - 2.5%
Canadian National Railway Co.	94,880	5,158
Czech Republic - 0.8%
Komercni Banka AS	7,806	1,673
France - 19.4%
Air Liquide SA	31,630	3,762
AXA SA	171,070	4,017
GDF Suez	96,883	4,197
Groupe Danone SA	49,540	3,037
Legrand SA	65,920	1,835
LVMH Moet Hennessy Louis Vuitton SA	70,720	7,930
Pernod-Ricard SA	40,934	3,500
Schneider Electric SA	53,490	6,218
Total SA	51,540	3,310
Vivendi SA	65,161	1,934
Germany - 12.1%
Bayer AG	66,826	5,348
Beiersdorf AG	36,990	2,438
Deutsche Boerse AG	38,660	3,201
E.ON AG	41,825	1,756
Linde AG	59,240	7,137
Merck KGaA	34,260	3,212
SAP AG	33,950	1,619
Hong Kong - 0.6%
CNOOC, Ltd.	835,000	1,299
India - 1.6%
Infosys Technologies, Ltd. ADR	58,780	3,249
Italy - 0.7%
Intesa Sanpaolo SpA ‡	329,702	1,484
Japan - 11.6%
AEON Credit Service Co., Ltd.	91,900	887
Canon, Inc.	88,200	3,752
Fanuc, Ltd.	27,200	2,535
Hirose Electric Co., Ltd.	10,500	1,101
Hoya Corp.	156,900	4,186
INPEX Corp.	495	3,743
KAO Corp.	32,500	762
Konica Minolta Holdings, Inc.	107,000	1,103
Lawson, Inc.	48,200	2,129
Shin-Etsu Chemical Co., Ltd.	47,700	2,693
Tokyo Electron, Ltd.	15,100	969
Jersey, Channel Islands - 2.0%
WPP PLC	425,847	4,165
Korea, Republic of - 1.4%
Samsung Electronics Co., Ltd.	4,151	2,846
Mexico - 0.8%
America Movil SAB de CV -Series L ADR	33,200	1,560
Netherlands - 7.3%
Heineken NV	128,280	6,090
ING Groep NV ‡	211,606	2,038
TNT NV	115,323	3,543
Wolters Kluwer NV	153,930	3,366
Singapore - 1.1%
Singapore Telecommunications, Ltd.	982,700	2,165
South Africa - 0.7%
MTN Group, Ltd.	85,420	1,360
Switzerland - 15.6%
Actelion, Ltd. ‡	23,367	1,248
Compagnie Financiere Richemont SA	74,404	2,502
Givaudan SA	5,146	4,118
Julius Baer Group, Ltd.	90,918	3,198
Nestle SA	180,309	8,751
Roche Holding AG	52,560	8,988
Sonova Holding AG	8,466	1,026
Swiss Reinsurance Co., Ltd.	18,650	893
UBS AG ‡	79,121	1,232
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	230,787	2,640
United Kingdom - 16.6%
BHP Billiton PLC	41,390	1,320
Burberry Group PLC	190,260	1,827
Diageo PLC	264,500	4,615
GlaxoSmithKline PLC	25,900	549
Hays PLC	582,520	974
HSBC Holdings PLC	392,528	4,477
Ladbrokes PLC	291,280	644
Reckitt Benckiser Group PLC	138,810	7,514
Royal Dutch Shell PLC -Class A	115,650	3,500
Smiths Group PLC	130,475	2,127
Standard Chartered PLC	138,018	3,484
Tesco PLC	219,810	1,516
William Hill PLC	502,900	1,506
United States - 2.2%
Synthes, Inc.	33,990	4,456
Total Common Stocks (cost $204,649)		204,068

	Principal
REPURCHASE AGREEMENT - 0.2%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $419 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $428.	$419	419
Total Repurchase Agreement (cost $419)

Total Investment Securities (cost $205,068) #		204,487
Other Assets and Liabilities - Net		351

Net Assets		$204,838

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Pharmaceuticals	8.8%	$18,097
Chemicals	8.6	17,710
Beverages	7.1	14,205
Textiles, Apparel & Luxury Goods	6.0	12,259
Commercial Banks	5.9	12,202
Oil, Gas & Consumable Fuels	5.7	11,852
Food Products	5.8	11,788
Media	4.5	9,465
Household Products	4.1	8,276
Electrical Equipment	3.8	8,053
Semiconductors & Semiconductor Equipment	3.2	6,455
Health Care Equipment & Supplies	2.7	5,482
Electronic Equipment & Instruments	2.7	5,287
Diversified Financial Services	2.6	5,239
Road & Rail	2.5	5,158
Insurance	2.4	4,910
Office Electronics	2.4	4,855
Capital Markets	2.2	4,430
Multi-Utilities	2.1	4,197
Food & Staples Retailing	1.7	3,645
Air Freight & Logistics	1.7	3,543
IT Services	1.6	3,249
Wireless Telecommunication Services	1.5	2,920
Machinery	1.2	2,535
Personal Products	1.2	2,438
Diversified Telecommunication Services	1.1	2,165
Hotels, Restaurants & Leisure	1.1	2,150
Industrial Conglomerates	1.0	2,127
Electric Utilities	0.9	1,756
Software	0.8	1,619
Distributors	0.8	1,572
Metals & Mining	0.6	1,320
Biotechnology	0.6	1,248
Professional Services	0.5	974
Consumer Finance	0.4	887
Investment Securities, at Value	99.8	204,068
Short-Term Investments	0.2	419
Total Investments	100.0%	$204,487

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

#

Aggregate cost for federal income tax purposes is $207,349. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $17,727 and $20,589, respectively. Net unrealized depreciation for tax purposes is $2,862.

DEFINITIONS:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

5

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$—	$25,447	$—	$25,447
Equities - Consumer Staples	—	40,351	—	40,351
Equities - Energy	—	11,852	—	11,852
Equities - Financials	3,197	24,472	—	27,669
Equities - Health Care	—	24,827	—	24,827
Equities - Industrials	5,158	17,233	—	22,391
Equities - Information Technology	5,889	15,576	—	21,465
Equities - Materials	—	19,029	—	19,029
Equities - Telecommunication Services	1,560	3,524	—	5,084
Equities - Utilities	—	5,953	—	5,953
Cash & Cash Equivalent - Repurchase Agreement	—	419	—	419
Total	$15,804	$188,683	$—	$204,487

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $204,649)	$204,068
Repurchase agreement, at value (cost: $419)	419
Foreign currency (cost: $21)	21
Receivables:
Investment securities sold	55
Shares sold	104
Securities lending income (net)	12
Dividends	152
Dividend reclaims	602
205,433
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	362
Management and advisory fees	156
Distribution and service fees	3
Administration fees	4
Printing and shareholder reports fees	22
Audit and tax fees	8
Other	40
595
Net assets	$204,838

Net assets consist of:
Capital stock ($.01 par value)	$319
Additional paid-in capital	229,185
Undistributed net investment income	2,649
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(26,775)
Net unrealized appreciation (depreciation) on:
Investment securities	(581)
Translation of assets and liabilities denominated in foreign currencies	41
Net assets	$204,838
Net assets by class:
Initial Class	$191,514
Service Class	13,324
Shares outstanding:
Initial Class	29,761
Service Class	2,094
Net asset value and offering price per share:
Initial Class	$6.44
Service Class	6.36

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $536)	$4,535
Securities lending income (net)	46
4,581

Expenses:
Management and advisory	1,581
Printing and shareholder reports	71
Custody	134
Administration	35
Legal	9
Audit and tax	18
Trustees	7
Transfer agent	3
Distribution and service:
Service Class	22
Other	4
Total expenses	1,884

Net investment income	2,697

Net realized gain (loss) on transactions from:
Investment securities	(16,135)
Foreign currency transactions	(27)
(16,162)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	62,875
Translation of assets and liabilities denominated in foreign currencies	24
Change in unrealized appreciation (depreciation)	62,899
Net realized and unrealized gain	46,737

Net increase in net assets resulting from operations	$49,434

The notes to the financial statements are an integral part of this report.

7

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$2,697	$5,248
Net realized gain (loss) from investment securities and foreign currency transactions	(16,162)	(9,928)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	62,899	(103,534)
Net increase (decrease) in net assets resulting from operations	49,434	(108,214)

Distributions to shareholders:
From net investment income:
Initial Class	(4,533)	(4,243)
Service Class	(210)	(198)
	(4,743)	(4,441)
From net realized gains:
Initial Class	—	(28,126)
Service Class	—	(1,506)
	—	(29,632)
Total distributions to shareholders	(4,743)	(34,073)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,634	16,215
Service Class	6,625	5,954
	23,259	22,169
Dividends and distributions reinvested:
Initial Class	4,533	32,369
Service Class	210	1,704
	4,743	34,073
Cost of shares redeemed:
Initial Class	(39,070)	(73,603)
Service Class	(3,466)	(7,635)
	(42,536)	(81,238)
Net decrease in net assets from capital shares transactions	(14,534)	(24,996)

Net increase (decrease) in net assets	30,157	(167,283)

Net assets:
Beginning of year	174,681	341,964
End of year	$204,838	$174,681
Undistributed net investment income	$2,649	$4,722

Share activity:
Shares issued:
Initial Class	3,036	2,262
Service Class	1,151	803
	4,187	3,065
Shares issued-reinvested from distributions:
Initial Class	779	4,927
Service Class	36	262
	815	5,189
Shares redeemed:
Initial Class	(7,602)	(10,488)
Service Class	(649)	(1,175)
	(8,251)	(11,663)
Net increase (decrease) in shares outstanding:
Initial Class	(3,787)	(3,299)
Service Class	538	(110)
	(3,249)	(3,409)

The notes to the financial statements are an integral part of this report.

8

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.98	$8.88	$10.03	$8.75	$8.61
Investment operations
Net investment income(a)	0.08	0.15	0.18	0.08	0.11
Net realized and unrealized gain (loss)	1.53	(3.04)	0.63	1.88	0.92
Total operations	1.61	(2.89)	0.81	1.96	1.03
Distributions
From net investment income	(0.15)	(0.13)	(0.10)	(0.14)	(0.07)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.15)	(1.01)	(1.96)	(0.68)	(0.89)
Net asset value
End of year	$6.44	$4.98	$8.88	$10.03	$8.75
Total return(b)	32.68%	(35.29)%	9.15%	23.07%	12.86%
Net assets end of year (000’s)	$191,514	$167,025	$327,306	$354,278	$265,260
Ratio and supplemental data
Expenses to average net assets	1.08%	1.05%	1.05%	1.07%	1.10%
Net investment income, to average net assets	1.58%	2.03%	1.77%	0.79%	1.30%
Portfolio turnover rate	18%	26%	35%	138%	103%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.92	$8.80	$9.97	$8.70	$8.59
Investment operations
Net investment income(a)	0.06	0.12	0.12	0.05	0.08
Net realized and unrealized gain (loss)	1.51	(3.01)	0.66	1.89	0.91
Total operations	1.57	(2.89)	0.78	1.94	0.99
Distributions
From net investment income	(0.13)	(0.11)	(0.09)	(0.13)	(0.06)
From net realized gains	—	(0.88)	(1.86)	(0.54)	(0.82)
Total distributions	(0.13)	(0.99)	(1.95)	(0.67)	(0.88)
Net asset value
End of year	$6.36	$4.92	$8.80	$9.97	$8.70
Total return(b)	32.24%	(35.54)%	8.87%	22.92%	12.42%
Net assets end of year (000’s)	$13,324	$7,656	$14,658	$8,120	$3,850
Ratio and supplemental data
Expenses to average net assets	1.33%	1.30%	1.30%	1.32%	1.35%
Net investment income, to average net assets	1.17%	1.76%	1.27%	0.55%	0.97%
Portfolio turnover rate	18%	26%	35%	138%	103%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Fund”) is part of TST.

The Fund seeks capital growth.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations.  Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

Effective August 1, 2009

First $250	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion.	0.85%
Over $1 billion	0.80%

Prior to August 1, 2009

First $250 million	0.925%
Over $250 million up to $500 million	0.90%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.125% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$30,425
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	46,620
U.S. Government	—

NOTE 5.  FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(27)
Undistributed (accumulated) net realized gain (loss) from investment securities	$27

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.  (continued)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$5,238	December 31, 2016
$18,611	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$4,743
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	13,469
Long-term Capital Gain	20,604

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$2,658
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(23,849)
Post October Capital Loss Deferral	$(644)
Post October Currency Loss Deferral	$(10)
Net Unrealized Appreciation (Depreciation)	$(2,821)
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica MFS International Equity VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica MFS International Equity VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

16

Transamerica Money Market VP

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Money Market VP
Initial Class	$1,000.00	$1,000.00	$1.41	$1,023.79	$1.43	0.28%
Service Class	1,000.00	1,000.00	1.41	1,023.79	1.43	0.28

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Commercial Paper	78.8%
Corporate Debt Securities	11.0
Short-Term Foreign Government Obligations	8.6
Repurchase Agreement	1.5
Other Assets and Liabilities - Net	0.1
Total	100.0%

1

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts in thousands)

	Principal	Value
COMMERCIAL PAPER - 78.8%
Beverages - 3.9%
Coca-Cola Co.
0.10%, 01/20/2010 - 144A	$11,500	$11,499
0.16%, 01/19/2010 - 144A	9,300	9,299
0.18%, 03/15/2010 - 144A	8,800	8,797
Commercial Banks - 11.6%
Barclays U.S. Funding Corp.
0.15%, 01/04/2010	14,600	14,600
0.18%, 02/19/2010	7,400	7,398
Toronto-Dominion Holdings USA, Inc.
0.11%, 01/29/2010 - 144A	10,000	9,999
0.18%, 02/22/2010 - 144A	26,000	25,993
UBS Finance Delaware LLC
0.10%, 02/26/2010	9,500	9,499
0.21%, 02/19/2010	18,000	17,995
Consumer Finance - 4.6%
Toyota Motor Credit Corp.
0.18%, 01/05/2010 - 03/24/2010	13,000	12,997
0.19%, 03/22/2010	10,000	9,995
0.20%, 03/03/2010 - 03/04/2010	11,600	11,596
Diversified Financial Services - 48.3%
Alpine Securitization
0.17%, 01/28/2010 - 144A	12,000	11,998
0.18%, 01/11/2010 - 01/13/2010 -144A	22,000	21,998
American Honda Finance Corp.
0.15%, 01/05/2010 - 02/02/2010	15,300	15,299
0.16%, 02/16/2010	9,500	9,498
0.19%, 03/05/2010	12,000	11,996
Caterpillar Financial Services Corp.
0.15%, 02/04/2010 - 02/17/2010	36,950	36,945
CIESCO LLC
0.20%, 03/10/2010 - 144A	5,000	4,998
0.25%, 01/21/2010 - 02/03/2010 -144A	17,000	16,997
General Electric Capital Corp.
0.13%, 03/30/2010	15,000	14,995
0.17%, 03/24/2010	5,000	4,998
0.18%, 02/23/2010	11,200	11,197
Metlife Funding, Inc.
0.12%, 01/11/2010	16,412	16,411
Old Line Funding LLC
0.19%, 03/08/2010 - 03/11/2010 -144A	22,000	21,992
PACCAR Financial Corp.
0.17%, 02/25/2010 - 03/02/2010	19,000	18,995
0.19%, 01/15/2010 - 01/21/2010	18,500	18,498
Rabobank USA Financial Corp.
0.13%, 03/09/2010	11,200	11,196
0.17%, 03/08/2010	13,200	13,196
0.19%, 01/15/2010	8,300	8,299
Ranger Funding Co. LLC
0.18%, 02/22/2010 - 144A	16,299	16,295
Sheffield Receivables Corp.
0.21%, 01/12/2010 - 01/20/2010 -144A	15,000	14,998
Straight-A Funding LLC
0.15%, 02/11/2010	6,000	5,999
0.18%, 03/18/2010	19,500	19,494
Wal-Mart Funding Corp.
0.19%, 01/08/2010 - 144A	32,600	32,600
Electrical Equipment - 2.4%
Emerson Electric Co.
0.09%, 01/05/2010 - 01/07/2010 -144A	18,000	18,000
Food Products - 0.3%
Nestle Capital Corp.
0.10%, 02/22/2010 - 144A	2,000	2,000
Health Care Equipment & Supplies - 2.9%
Medtronic, Inc.
0.14%, 02/03/2010 - 144A	8,500	8,499
0.15%, 01/07/2010 - 144A	13,100	13,100
Media - 4.8%
Walt Disney Co.
0.05%, 01/14/2010 - 144A	16,300	16,300
0.12%, 02/22/2010 - 02/24/2010 -144A	19,387	19,383
Total Commercial Paper (cost $585,841)		585,841

CORPORATE DEBT SECURITIES - 11.0%
Capital Markets - 3.0%
Goldman Sachs Group, Inc.
0.35%, 06/28/2010 *	20,500	20,503
0.46%, 03/02/2010 *	1,500	1,501
Commercial Banks - 3.6%
Rabobank Nederland NV
0.67%, 05/19/2010 - 144A *	4,000	4,006
Wells Fargo & Co.
0.31%, 03/23/2010 *	22,750	22,755
Diversified Financial Services - 3.2%
General Electric Capital Corp.
0.28%, 03/12/2010 *	5,000	5,000
Merrill Lynch & Co., Inc.
2.52%, 05/12/2010 *	13,500	13,609
4.25%, 02/08/2010	5,000	5,013
Diversified Telecommunication Services - 0.9%
AT&T, Inc.
0.38%, 02/05/2010 *	6,900	6,901
Household Products - 0.3%
Procter & Gamble Co.
0.44%, 03/09/2010 *	2,505	2,506
Total Corporate Debt Securities (cost $81,794)		81,794

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 8.6%
Province of Ontario Canada
0.14%, 03/17/2010	10,000	9,997
0.19%, 01/29/2010 - 02/08/2010	26,250	26,245
Province of Quebec Canada
0.10%, 01/21/2010 - 144A	8,000	8,000
0.11%, 01/11/2010 - 144A	16,000	15,999
0.13%, 01/07/2010 - 144A	4,065	4,065
Total Short-Term Foreign Government Obligations (cost $64,306)		64,306

REPURCHASE AGREEMENT - 1.5%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $11,484 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $11,719.	11,484	11,484
Total Repurchase Agreement (cost $11,484)

Total Investment Securities (cost $743,425) #		743,425
Other Assets and Liabilities - Net		866

Net Assets		$744,291

The notes to the financial statements are an integral part of this report.

2

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2009.
#	Aggregate cost for federal income tax purposes is $743,425.

DEFINITION:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $316,815, or 42.57%, of the fund’s net assets.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Consumer Discretionary	$—	$35,683	$—	$35,683
Fixed Income - Consumer Staples	—	34,101	—	34,101
Fixed Income - Financials	—	551,351	—	551,351
Fixed Income - Health Care	—	21,599	—	21,599
Fixed Income - Industrials	—	18,000	—	18,000
Fixed Income - Short-Term Foreign Government Obligation	—	64,306	—	64,306
Fixed Income - Telecommunication Services	—	6,901	—	6,901
Cash & Cash Equivalent - Repurchase Agreement	—	11,484	—	11,484
Total	$—	$743,425	$—	$743,425

The notes to the financial statements are an integral part of this report.

3

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $731,941)	$731,941
Repurchase agreement, at value (cost: $11,484)	11,484
Receivables:
Shares sold	1,362
Interest	143
Due from adviser	54
744,984
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	512
Management and advisory fees	43
Distribution and service fees	54
Transfer agent fees	1
Administration fees	13
Printing and shareholder reports fees	33
Other	37
693
Net assets	$744,291

Net assets consist of:
Capital stock ($.01 par value)	$7,443
Additional paid-in capital	736,848
Net assets	$744,291
Net assets by class:
Initial Class	$493,531
Service Class	250,760
Shares outstanding:
Initial Class	493,531
Service Class	250,760
Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Interest income	4,732

Expenses:
Management and advisory	3,263
Printing and shareholder reports	113
Custody	110
Administration	186
Legal	46
Audit and tax	19
Money market guarantee insurance	227
Trustees	37
Transfer agent	20
Registration	— (a)
Distribution and service:
Service Class	694
Other	16
Total expenses	4,731
Less waiver/reimbursement	(599)
Class expense reimbursed:
Initial Class	(56)
Service Class	(433)
Net expenses	3,643

Net investment income	1,089

Net increase in net assets resulting from operations	$1,089

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$1,089	$17,953
Net increase in net assets resulting from operations	1,089	17,953

Distributions to shareholders:
From net investment income:
Initial Class	(983)	(14,406)
Service Class	(106)	(3,547)
Total distributions to shareholders	(1,089)	(17,953)

Capital share transactions:
Proceeds from shares sold:
Initial Class	148,226	700,614
Service Class	210,430	356,720
	358,656	1,057,334
Dividends and distributions reinvested:
Initial Class	983	14,406
Service Class	106	3,547
	1,089	17,953
Cost of shares redeemed:
Initial Class	(462,307)	(404,284)
Service Class	(257,540)	(157,206)
	(719,847)	(561,490)
Net increase (decrease) in net assets from capital shares transactions	(360,102)	513,797

Net increase (decrease) in net assets	(360,102)	513,797

Net assets:
Beginning of year	1,104,393	590,596
End of year	$744,291	$1,104,393
Undistributed net investment income	$—	$—

Share activity:
Shares issued:
Initial Class	148,226	700,614
Service Class	210,430	356,720
	358,656	1,057,334
Shares issued-reinvested from distributions:
Initial Class	983	14,406
Service Class	106	3,547
	1,089	17,953
Shares redeemed:
Initial Class	(462,307)	(404,284)
Service Class	(257,540)	(157,206)
	(719,847)	(561,490)
Net increase (decrease) in shares outstanding:
Initial Class	(313,098)	310,736
Service Class	(47,004)	203,061
	(360,102)	513,797

The notes to the financial statements are an integral part of this report.

5

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	—	(b)	0.02	0.05	0.05	0.03
Total operations	—	(b)	0.02	0.05	0.05	0.03
Distributions
From net investment income	—	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Total distributions	—	(b)	(0.02)	(0.05)	(0.05)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total return(c)	0.13%		2.37%	4.91%	4.74%	2.89%
Net assets end of year (000’s)	$493,531		$806,629	$495,893	$454,784	$347,350
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.36	%(d)	0.41%	0.40%	0.40%	0.40%
Before reimbursement/fee waiver	0.43	%(d)	0.41%	0.40%	0.40%	0.40%
Net investment income, to average net assets	0.15%		2.31%	4.88%	4.69%	2.84%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009		2008	2007	2006	2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Investment operations
Net investment income(a)	—	(b)	0.02	0.05	0.04	0.03
Total operations	—	(b)	0.02	0.05	0.04	0.03
Distributions
From net investment income	—	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Total distributions	—	(b)	(0.02)	(0.05)	(0.04)	(0.03)
Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total return(c)	0.04%		2.28%	4.65%	4.48%	2.63%
Net assets end of year (000’s)	$250,760		$297,764	$94,703	$43,663	$29,402
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.46	%(d)	0.66%	0.65%	0.65%	0.65%
Before reimbursement/fee waiver	0.68	%(d)	0.66%	0.65%	0.65%	0.65%
Net investment income, to average net assets	0.04%		1.95%	4.62%	4.47%	2.69%

(a)	Calculated based on average number of shares outstanding.

(b)	Rounds to less than ($0.01) or $0.01.

(c)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)	Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

The notes to the financial statements are an integral part of this report.

6

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Money Market VP (the “Fund”) is part of TST.

The Fund seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Dividends to shareholders are declared daily and reinvested monthly.

Temporary guarantee program: The Fund was enrolled in the U.S. Department of the Treasury’s “Treasury” Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, the Treasury guaranteed the $1.00 dollar per share value of fund shares as of September 19, 2008.

These Program expenses were borne by Transamerica Money Market VP without regard to any expense limitation agreement in effect.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

7

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$7,422	1.00%
Transamerica Asset Allocation-Growth VP	2,204	0.30
Transamerica Asset Allocation-Moderate VP	13,290	1.79
Transamerica Asset Allocation-Moderate Growth VP	36,693	4.93
Total	$59,609	8.02%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”)at the following rate:

0.35% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.57% Expense Limit

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. The following amount was available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:
Initial Class	$56	12/31/2012
Service Class	$433	12/31/2012
Fund	$599	12/31/2012

In addition to the advisory fee waiver for Transamerica Money Market VP, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of Transamerica Money Market VP in order to avoid a negative yield. At any point within the succeeding three years in which Transamerica Money Market VP, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Money Market VP to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statement of Operations, within the class expense reimbursed (recaptured). Amounts waived for the Initial and Service Classes, as of December 31, 2009 were $56, and $433, respectively.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign bonds, net operating losses, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards		Available Through
$1		December 31, 2013
$1		December 31, 2014
$—	(a)	December 31, 2015
$2		December 31, 2017

(a) Rounds to less than $1.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$1,089
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	17,953
Long-term Capital Gain	—

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4. (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$4
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(4)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$—
Other Temporary Differences	$—

NOTE 5. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Money Market VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Money Market VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

12

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

13

Transamerica Munder Net50 VP

(unaudited)

MARKET ENVIRONMENT

Three major trends continue to provide a tailwind for the Portfolio: demographic trends; increasing broadband penetration; and globalization.  Nearly 100% of 16-18 year olds in the U.S. are Internet users compared to fewer than 50% of those 65 and older. We believe significant growth in Internet usage and commerce remains as younger Internet users enter their peak spending years.  Broadband penetration has reached about 22% of the U.S. population and many countries in Europe are at a similar level.  However, broadband penetration in China is less than 4%, India less than 0.5%, Brazil less than 3.5% and Russia about 2%. We expect high-speed connections to enhance the user experience and provide new e-commerce and advertising opportunities.  Globalization is another positive trend.  While North American Internet usage has reached mass adoption levels around 74%, worldwide penetration is only approximately 24%. This should provide growth opportunities for many years.

While both technology stocks and the broad stock market experienced strong performance in 2009, we expect global financial markets to remain volatile, given the uncertainty relating to the economic recovery.  While it appears that the U.S. recession has ended, expectations for longer-term economic growth remain subdued.  We continue to believe that the Internet and related technology segments of the global economy will grow faster than the broader economy and provide attractive investment opportunities. We also expect that the Portfolio’s exposure to international markets, both through direct holdings in foreign companies and the international sales of U.S. companies held in the Portfolio, position it well going forward.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Munder Net50 VP Initial Class returned 72.80%.  By comparison its primary and secondary benchmarks, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) and the AMEX Inter@ctive Week Internet Index (“AMEX Inter@ctive Week Internet”), returned 26.46% and 74.82%, respectively.

STRATEGY REVIEW

Internet and related technology stocks had strong performance during the year, outperforming the broad stock market as measured by the S&P 500.  The Portfolio has outperformed the S&P 500 for one-, three- and five-year periods ended December 31, 2009. While the Portfolio has delivered strong absolute performance, it lagged its AMEX Inter@ctive Week Internet benchmark for the year.

On an absolute basis, positions in Amazon.com Inc., Baidu Inc. and Apple, Inc. had the largest positive impact on total returns for the year ended December 31, 2009.  The largest detractors from absolute performance included positions in Bidz.com Inc., Time Warner Inc., and TheStreet.com. Bidz and Time Warner have been sold from the Portfolio.  We still believe TheStreet.com is well positioned for a recovery in ad spending and it remains in the Portfolio.

Relative to the AMEX Inter@ctive Week Internet, overweight positions in Expedia Inc. and Vistaprint N.V. had the largest positive impact on relative performance for the year. Underweight positions in Digital River, Inc., eHealth Inc, and IAC/InterActive Corp. also contributed to relative strength.  The positive factors impacting the Portfolio’s relative performance were offset by underweight positions in several stocks that had very strong relative performance. These included underweighted positions in Blue Nile Inc. and Ctrip.com International Ltd.  An overweight position in Move, Inc. was the largest detractor from relative performance. Move operates the largest online real estate site on the Internet.  We believe the company is well positioned to benefit from stabilization in the real estate market and continue to hold a significant position in the stock.

Kenneth A. Smith, CFA

Mark A. Lebovitz, CFA

Co-Portfolio Managers

Munder Capital Management

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	72.80%	4.30%	0.80%	05/03/1999
S&P 500*	26.46%	0.42%	(0.95)%	05/03/1999
AMEX Inter@ctive Week Internet*	74.82%	6.12%	(8.58)%	05/03/1999
Service Class	72.53%	4.05%	10.56%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and AMEX Inter@ctive Week Internet Index (“AMEX Inter@ctive Week Internet”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica MunderNet50 VP
Initial Class	$1,000.00	$1,295.40	$5.67	$1,020.27	$4.99	0.98%
Service Class	1,000.00	1,293.90	7.11	1,019.00	6.26	1.23

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.8%
Securities Lending Collateral	3.4
Repurchase Agreement	1.7
Other Assets and Liabilities - Net(a)	(3.9)
Total	100.0%

(a)          The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At June 30, 2008

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 98.8%
Capital Markets - 1.5%
TD Ameritrade Holding Corp. ‡	75,000	$1,453
Communications Equipment - 6.7%
Cisco Systems, Inc. ‡	145,000	3,472
Juniper Networks, Inc. ‡	31,100	829
QUALCOMM, Inc.	45,300	2,096
Computers & Peripherals - 10.1%
Apple, Inc. ‡	19,950	4,206
EMC Corp. ‡	63,000	1,101
Hewlett-Packard Co.	39,000	2,009
International Business Machines Corp.	11,900	1,558
NetApp, Inc. ‡	25,300	870
Diversified Consumer Services - 0.7%
Apollo Group, Inc. -Class A ‡	11,000	666
Health Care Technology - 0.6%
Athenahealth, Inc. ‡	13,000	588
Hotels, Restaurants & Leisure - 1.6%
Ctrip.com International, Ltd. ADR ‡	21,750	1,563
Insurance - 0.6%
eHealth, Inc. ‡	35,900	590
Internet & Catalog Retail - 12.6%
Amazon.com, Inc. ‡	32,600	4,386
Blue Nile, Inc. ‡	13,500	855
Expedia, Inc. ‡	50,369	1,295
NetFlix, Inc. ‡Λ	18,900	1,042
PetMed Express, Inc. Λ	60,839	1,073
priceline.com, Inc. ‡	12,200	2,666
Shutterfly, Inc. ‡	45,000	801
Internet Software & Services - 37.4%
Akamai Technologies, Inc. ‡	59,300	1,502
Baidu, Inc. ADR ‡	8,500	3,495
Digital River, Inc. ‡	29,600	799
EarthLink, Inc.	85,000	706
eBay, Inc. ‡	126,400	2,975
Google, Inc. -Class A ‡	7,400	4,587
GSI Commerce, Inc. ‡	35,500	901
LoopNet, Inc. ‡	70,000	696
Mercadolibre, Inc. ‡	9,500	493
Move, Inc. ‡	1,491,583	2,476
Netease.com ADR ‡	53,300	2,005
SINA Corp. ‡	40,350	1,823
Sohu.com, Inc. ‡	29,850	1,710
Techtarget, Inc. ‡	150,179	846
Tencent Holdings, Ltd.	32,000	693
TheStreet.com, Inc.	386,600	928
United Online, Inc.	100,000	719
VeriSign, Inc. ‡	78,200	1,896
VistaPrint NV ‡	12,000	680
WebMD Health Corp. -Class A ‡Λ	29,200	1,124
Yahoo!, Inc. ‡	305,500	5,125
IT Services - 1.9%
NeuStar, Inc. -Class A ‡	34,000	783
Visa, Inc. -Class A	12,000	1,050
Professional Services - 4.7%
51Job, Inc. ADR ‡	70,000	1,240
Monster Worldwide, Inc. ‡	188,900	3,287
Real Estate Management & Development - 0.1%
ZipRealty, Inc. ‡	27,700	104
Semiconductors & Semiconductor Equipment - 2.1%
Applied Materials, Inc.	43,000	599
Intel Corp.	67,800	1,384
Software - 18.2%
Adobe Systems, Inc. ‡	30,000	1,103
BMC Software, Inc. ‡	33,700	1,351
Check Point Software Technologies ‡	101,200	3,429
Microsoft Corp.	138,350	4,218
Oracle Corp.	84,000	2,061
Red Hat, Inc. ‡	20,400	630
Salesforce.com, Inc. ‡	8,900	657
Shanda Interactive Entertainment, Ltd. ADR ‡Λ	20,500	1,079
Symantec Corp. ‡	65,000	1,163
Synopsys, Inc. ‡	82,300	1,834
Total Common Stocks (cost $79,536)		95,270

Principal
REPURCHASE AGREEMENT - 1.7%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $1,590 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $1,624.	$1,590	1,590
Total Repurchase Agreement (cost $1,590)

	Shares
SECURITIES LENDING COLLATERAL - 3.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	3,282,566	3,283
Total Securities Lending Collateral (cost $3,283)
Total Investment Securities (cost $84,409) #		100,143
Other Assets and Liabilities - Net		(3,791)

Net Assets		$96,352

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $3,200.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $88,597. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $15,675 and $4,129, respectively. Net unrealized appreciation for tax purposes is $11,546.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

4

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$14,346	$—	$—	$14,346
Equities - Financials	2,147	—	—	2,147
Equities - Health Care	588	—	—	588
Equities - Industrials	4,527	—	—	4,527
Equities - Information Technology	70,873	693	—	71,566
Equities - Telecommunication Services	2,096	—	—	2,096
Cash & Cash Equivalent - Repurchase Agreement	—	1,590	—	1,590
Cash & Cash Equivalent - Securities Lending Collateral	3,283	—	—	3,283
Total	$97,860	$2,283	$—	$100,143

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $82,819) (including securities loaned of $3,200)	$98,553
Repurchase agreement, at value (cost: $1,590)	1,590
Receivables:
Shares sold	39
Securities lending income (net)	4
Dividends	4
100,190
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	394
Shares redeemed	69
Management and advisory fees	73
Distribution and service fees	1
Administration fees	1
Printing and shareholder reports fees	4
Audit and tax fees	8
Other	5
Collateral for securities on loan	3,283
3,838
Net assets	$96,352

Net assets consist of:
Capital stock ($.01 par value)	$112
Additional paid-in capital	94,246
Undistributed (accumulated) net realized gain (loss) from investment securities	(13,740)
Net unrealized appreciation (depreciation) on:
Investment securities	15,734
Net assets	$96,352
Net assets by class:
Initial Class	$93,069
Service Class	3,283
Shares outstanding:
Initial Class	10,766
Service Class	385
Net asset value and offering price per share:
Initial Class	$8.64
Service Class	8.54

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$232
Securities lending income (net)	30
262

Expenses:
Management and advisory	689
Printing and shareholder reports	10
Custody	16
Administration	15
Legal	4
Audit and tax	17
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	5
Other	2
Total expenses	763

Net investment loss	(501)

Net realized gain (loss) on transactions from:
Investment securities	(1,900)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	43,133
Net realized and unrealized gain	41,233

Net increase in net assets resulting from operations	$40,732

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the year ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment loss	$(501)	$(302)
Net realized gain (loss) from investment securities	(1,900)	(11,463)
Change in net unrealized appreciation (depreciation) on investment securities	43,133	(38,158)
Net increase (decrease) in net assets resulting from operations	40,732	(49,923)

Distributions to shareholders:
From net realized gains:
Initial Class	—	(24,033)
Service Class	—	(619)
	—	(24,652)
Total distributions to shareholders	—	(24,652)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,033	17,125
Service Class	1,821	835
	11,854	17,960
Dividends and distributions reinvested:
Initial Class	—	24,033
Service Class	—	619
	—	24,652
Cost of shares redeemed:
Initial Class	(12,605)	(29,577)
Service Class	(1,068)	(3,130)
	(13,673)	(32,707)
Net increase (decrease) in net assets from capital shares transactions	(1,819)	9,905

Net increase (decrease) in net assets	38,913	(64,670)

Net assets:
Beginning of year	57,439	122,109
End of year	$96,352	$57,439
Accumulated net investment loss	$—	$(1)

Share activity:
Shares issued:
Initial Class	1,438	1,785
Service Class	256	99
	1,694	1,884
Shares issued-reinvested from distributions:
Initial Class	—	3,138
Service Class	—	81
	—	3,219
Shares redeemed:
Initial Class	(1,874)	(3,648)
Service Class	(153)	(342)
	(2,027)	(3,990)
Net increase (decrease) in shares outstanding:
Initial Class	(436)	1,275
Service Class	103	(162)
	(333)	1,113

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$5.00	$11.78	$10.32	$10.32		$9.55
Investment operations
Net investment income (loss)(a)	(0.04)	(0.03)	(0.07)	0.01		(0.06)
Net realized and unrealized gain (loss)	3.68	(4.22)	1.81	(0.01)		0.83
Total operations	3.64	(4.25)	1.74	—		0.77
Distributions
From net realized gains	—	(2.53)	(0.28)	—		—
Total distributions	—	(2.53)	(0.28)	—		—
Net asset value
End of year	$8.64	$5.00	$11.78	$10.32		$10.32
Total return(b)	72.80%	(43.53)%	17.04%	—	%(c)	8.06%
Net assets end of year (000’s)	$93,069	$56,041	$116,929	$105,005		$113,452
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	0.99%	0.99%	0.99%	1.00%		1.00%
Before reimbursement/recapture	0.99%	0.99%	0.98%	0.98%		1.02%
Net investment income (loss), to average net assets	(0.65)%	(0.32)%	(0.60)%	0.07%		(0.62)%
Portfolio turnover rate	57%	85%	94%	72%		96%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$4.95	$11.67	$10.23	$10.26	$9.52
Investment operations
Net investment loss(a)	(0.06)	(0.05)	(0.08)	(0.02)	(0.08)
Net realized and unrealized gain (loss)	3.65	(4.18)	1.78	(0.01)	0.82
Total operations	3.59	(4.23)	1.70	(0.03)	0.74
Distributions
From net realized gains	—	(2.49)	(0.26)	—	—
Total distributions	—	(2.49)	(0.26)	—	—
Net asset value
End of year	$8.54	$4.95	$11.67	$10.23	$10.26
Total return(b)	72.53%	(43.69)%	16.80%	(0.29)%	7.77%
Net assets end of year (000’s)	$3,283	$1,398	$5,180	$3,373	$3,179
Ratio and supplemental data
Expenses to average net assets
After reimbursement/recapture	1.24%	1.24%	1.24%	1.25%	1.25%
Before reimbursement/recapture	1.24%	1.24%	1.23%	1.23%	1.27%
Net investment loss, to average net assets	(0.89)%	(0.59)%	(0.70)%	(0.23)%	(0.87)%
Portfolio turnover rate	57%	85%	94%	72%	96%

(a) Calculated based on average number of shares outstanding.

(b) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c) Rounds to less than (0.01%) or 0.01%.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Munder Net50 VP (the “Fund”) is part of TST. The Fund is “non-diversified” under the 1940 Act.

The Fund seeks long-term capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $59 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets

Transamerica Asset Allocation-Conservative VP	$2,830	2.94%

Transamerica Asset Allocation-Growth VP	11,789	12.23

Transamerica Asset Allocation-Moderate VP	13,015	13.51

Transamerica Asset Allocation-Moderate Growth VP	35,518	36.86

Total	$63,152	65.54%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following rate:

0.90% of average daily net assets

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.    INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$42,337
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	45,152
U.S. Government	—

NOTE 5.    FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$(502)
Undistributed (accumulated) net investment income (loss)	$502
Undistributed (accumulated) net realized gain (loss) from investment securities	$—

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$3,481	December 31, 2016
$6,071	December 31, 2017

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$—
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	3,991
Long-term Capital Gain	20,661

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(9,552)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$11,546
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica Templeton Global VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Munder Net50 VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Munder Net50 VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

14

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

15

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

Policy responses to the financial crisis and economic downturn that began in the second half of 2008 helped to stabilize the global economy in 2009.  Investors’ risk appetites revived during the year, crimping demand for Treasuries and other sovereign bonds.

Initiatives such as the Federal Reserve Board’s (“Fed”) purchase of mortgage and Treasury securities; the Fed’s commitment to hold short term rates near zero; and government support for consumer finance markets were major factors behind enhanced stability. The U.S. economy expanded in the third quarter and was expected to do so again in the final quarter amid a modest recovery in consumer spending and a slower rate of inventory drawdown by businesses.

A striking feature of the U.S. economy as the year drew to a close was the record steepness in the Treasury yield curve. This steepening also occurred in government yield curves of other major developed economies.  Additionally, corporate bonds, mortgages and asset—backed securities (“ABS”) gained and Treasuries fell during 2009 as government policies helped push investors out of cash and toward higher yielding, riskier assets.

PERFORMANCE

For the year ended December 31, 2009, Transamerica PIMCO Total Return VP Initial Class returned 16.03%.  By comparison its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.93%.

STRATEGY REVIEW

An overweight to agency mortgage-backed securities (“MBS”), which enjoyed a powerful rally for all of 2009, was positive for performance as the success of the Fed’s MBS Purchase program drove yield premiums to their tightest levels ever. Holdings of non-Agency MBS and high quality consumer ABS added to annual performance as these bonds also rallied amid strong government policy support.  Corporate bonds, especially an overweight to bonds of financial companies and high yield credits, added to performance over the year and were among the best performing fixed income assets for all of 2009.  Municipal bonds were also strong performers in 2009, and also added to annual performance. Municipal yield ratios relative to Treasuries moved closer to historical averages after widening dramatically last year.  Additionally, exposure to Treasury Inflation-Protected Securities during 2009 added to annual performance as real yields outperformed their nominal counterparts during the year. An allocation to emerging market (“EM”) bonds was also positive for performance in 2009, as EM bonds denominated both in U.S. dollars and local EM currencies delivered returns in excess of 20 percent in 2009.  Lastly, an overweight to duration in the U.S. detracted from returns over the year as the U.S. Treasury market lagged most other developed bond markets in 2009.

Chris P. Dialynas

Portfolio Manager

Pacific Investment Management Company LLC

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	16.03%	5.56%	5.66%	05/01/2002
Barclays Capital U.S. Aggregate Bond*	5.93%	4.97%	5.39%	05/01/2002
Service Class	15.75%	5.29%	4.92%	05/01/2003

NOTES

* The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica PIMCO Total Return VP
Initial Class	$1,000.00	$1,078.40	$3.67	$1,021.68	$3.57	0.70%
Service Class	1,000.00	1,077.60	4.97	1,020.42	4.84	0.95

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the Fund by asset type)

(unaudited)

Asset Type	% of Net Assets
U.S. Government Agency Obligations	31.1%
Corporate Debt Securities	19.6
U.S. Government Obligations	16.2
Mortgage-Backed Securities	7.6
Repurchase Agreement	7.0
Foreign Government Obligations	5.1
Securities Lending Collateral	4.9
Municipal Government Obligations	4.1
Asset-Backed Securities	1.6
Short-Term U.S. Government Obligations	3.3
Loan Assignments	0.7
Preferred Stocks	0.3
Convertible Preferred Stocks	0.2
Other Assets and Liabilities - Net(a)	(1.7)
Total	100.0%

(a) The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 16.2%
U.S. Treasury Bond
4.25%, 05/15/2039	$4,300		$4,034
4.38%, 02/15/2038 - 11/15/2039		24,600	23,554
4.50%, 02/15/2036 - 08/15/2039		40,800	39,960
5.25%, 02/15/2029		1,500	1,625
5.50%, 08/15/2028		2,900	3,232
7.25%, 08/15/2022		1,700	2,202
7.50%, 11/15/2024		3,900	5,214
7.88%, 02/15/2021 Λ		60,200	80,912
8.00%, 11/15/2021		3,300	4,494
8.13%, 05/15/2021		15,800	21,614
U.S. Treasury Note
1.00%, 09/30/2011 (a)		24,700	24,693
3.13%, 10/31/2016		48,600	47,989
3.88%, 05/15/2018		1,200	1,218
Total U.S. Government Obligations (cost $268,987)			260,741

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.1%
Fannie Mae
2.25%, 06/01/2043 *		389	388
2.31%, 08/01/2035 *		38	39
2.76%, 07/01/2032 *		8	8
3.35%, 01/01/2028 *		89	91
4.00%, 12/01/2039 - 01/01/2040		20,002	19,329
4.26%, 10/01/2035 *		31	32
4.50%, 03/01/2010 - 11/01/2039		57,365	57,330
4.66%, 12/01/2034 *		31	31
4.71%, 09/01/2035 *		3,261	3,332
4.79%, 08/01/2035 *		2,263	2,348
4.81%, 05/01/2035 *		1,152	1,202
5.00%, 08/01/2020 - 02/01/2036		55,482	57,746
5.50%, 03/01/2016 - 02/01/2038		135,838	142,735
6.00%, 08/01/2029 - 09/01/2038		12,046	12,789
6.36%, 08/01/2036 *		929	994
6.50%, 05/01/2034 - 06/17/2038		4,464	4,810
Fannie Mae, TBA
4.00%, 12/01/2024		54,000	54,311
5.00%, 01/01/2038		6,000	6,157
Freddie Mac
0.62%, 12/15/2029 *		96	95
1.83%, 10/25/2044 *		2,436	2,325
2.03%, 07/25/2044 *		1,254	1,195
3.23%, 08/01/2023 *		91	93
4.25%, 09/15/2024		240	241
4.50%, 10/01/2013 - 06/15/2017		1,987	2,038
4.73%, 09/01/2035 *		3,218	3,349
5.00%, 08/15/2016 - 05/15/2026		12,167	12,413
5.29%, 09/01/2035 *		299	310
5.50%, 03/15/2017		279	289
6.50%, 07/25/2043		138	150
Ginnie Mae
6.00%, 05/15/2036 - 09/15/2039		83,781	88,648
6.50%, 02/15/2029 - 02/15/2039		15,825	16,845
Ginnie Mae, TBA
6.00%, 12/01/2037		1,000	1,057
Overseas Private Investment Corp.
5.10%, 12/10/2012		5,700	6,109
5.75%, 04/15/2014		3,900	4,432
Total U.S. Government Agency Obligations (cost $492,027)			503,261

FOREIGN GOVERNMENT OBLIGATIONS - 5.1%
Brazil Notas Do Tesouro Nacional
10.00%, 01/01/2017	BRL	59,100	30,861
Bundesrepublik Deutschland
3.75%, 01/04/2019	EUR	4,400	6,520
5.63%, 01/04/2028	EUR	6,400	10,879
6.25%, 01/04/2030	EUR	3,800	6,954
Export-Import Bank of Korea
8.13%, 01/21/2014	$13,100		15,262
Hong Kong SAR Government Bond
5.13%, 08/01/2014 -144A		2,700	2,937
Korea Expressway Corp.
5.13%, 05/20/2015 -144A		850	886
Republic of Brazil
10.25%, 01/10/2028	BRL	2,800	1,558
Societe Financement de L'economie Francaise
3.38%, 05/05/2014 -144A	$5,500		5,607
Total Foreign Government Obligations (cost $75,933)			81,464

MORTGAGE-BACKED SECURITIES - 7.6%
Adjustable Rate Mortgage Trust
Series 2005-5, Class 2A1
5.16%, 09/25/2035		429	308
American Home Mortgage Assets
Series 2006-4, Class 1A12
0.44%, 10/25/2046 *		5,843	2,966
Series 2006-5, Class A1
1.46%, 11/25/2046 *		1,083	508
American Home Mortgage Investment Trust
Series 2005-2, Class 4A1
5.66%, 09/25/2045 *		11	8
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class A4
5.45%, 01/15/2049		490	432
Banc of America Funding Corp.
Series 2005-D, Class A1
3.27%, 05/25/2035 *		252	237
Series 2006-J, Class 4A1
6.09%, 01/20/2047		286	202
Banc of America Mortgage Securities, Inc.
Series 2004-L, Class 2A1
3.98%, 01/25/2035 *		1,322	1,128
BCAP LLC Trust
Series 2006-AA2, Class A1
0.40%, 01/25/2037 *		1,573	750
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
4.50%, 08/25/2033		2,703	2,562
Series 2003-8, Class 2A1
3.71%, 01/25/2034 *		126	119
Series 2003-8, Class 4A1
3.77%, 01/25/2034		253	224
Series 2003-9, Class 2A1
4.37%, 02/25/2034		335	291

The notes to the financial statements are an integral part of this report.

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Adjustable Rate Mortgage Trust (continued)
Series 2004-10, Class 22A1
4.97%, 01/25/2035	$276	$252
Series 2005-2, Class A2
2.20%, 03/25/2035 *	1,135	1,017
Series 2005-5, Class A1
2.46%, 08/25/2035 *	251	218
Series 2005-5, Class A2
4.55%, 08/25/2035 *	769	676
Series 2005-7, Class 22A1
5.38%, 09/25/2035	883	591
Series 2006-6, Class 32A1
5.62%, 11/25/2036	1,335	772
Series 2006-7, Class 1A2
0.45%, 12/25/2046 *	273	20
Series 2006-8, Class 3A1
0.39%, 02/25/2034 *	1,140	766
Series 2006-R1, Class 2E21
5.26%, 08/25/2036	1,000	299
Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
5.63%, 01/26/2036	866	534
Series 2007-R6, Class 2A1
5.67%, 12/26/2046	598	338
Chaseflex Trust
Series 2007-3, Class 1A2
0.69%, 07/25/2037 *	3,994	1,936
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
2.51%, 08/25/2035 *	1,240	1,098
Series 2005-6, Class A2
4.25%, 08/25/2035 *	974	867
Series 2007-10, Class 22AA
5.98%, 09/25/2037	6,025	4,220
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	800	762
Series 2007-CD5, Class A4
5.89%, 11/15/2044	400	358
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	32	28
Series 2003-J3, Class 2A1
6.25%, 12/25/2033	492	493
Series 2005-56, Class 5A2
1.00%, 11/25/2035 *	1,055	555
Series 2005-59, Class 1A1
0.56%, 11/20/2035 *	13	7
Series 2005-62, Class 2A1
1.54%, 12/25/2035 *	9	5
Series 2005-81, Class A1
0.51%, 02/25/2037 *	2,441	1,258
Series 2006-OA1, Class 2A1
0.44%, 03/20/2046 *	1,976	967
Series 2006-OA17, Class 1A1A
0.43%, 12/20/2046 *	6,009	2,938
Series 2006-OA19, Class A1
0.41%, 02/20/2047 *	2,301	1,073
Series 2006-OA9, Class 2A1A
0.44%, 07/20/2046 *	16	7
Series 2007-HY4, Class 1A1
5.15%, 06/25/2037	4,726	2,509
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
3.39%, 10/19/2032 *	98	46
Series 2004-12, Class 11A1
3.97%, 08/25/2034	175	119
Series 2005-HY10, Class 5A1
5.53%, 02/20/2036	605	421
Series 2006-OA5, Class 2A2
0.53%, 04/25/2036 *	797	213
Series 2003-R4, Class 2A
6.50%, 01/25/2034 -144A	766	720
Series 2004-R1, Class 2A
6.50%, 11/25/2034 -144A	1,069	953
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR15, Class 2A1
3.34%, 06/25/2033	1,123	952
First Horizon Asset Securities, Inc.
Series 2003-AR2, Class 2A1
3.15%, 07/25/2033 *	1,283	1,171
Series 2005-AR3, Class 2A1
5.38%, 08/25/2035 *	177	152
Greenpoint Mortgage Funding Trust
Series 2006-AR7, Class 1A32
0.43%, 12/25/2046 *	800	96
Greenpoint Mortgage Pass-Through Certificates
Series 2003-1, Class A1
3.83%, 10/25/2033 *	414	306
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
0.32%, 03/06/2020 -144A *	1,858	1,767
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
3.34%, 09/25/2035 *	763	662
Series 2006-AR1, Class 2A1
5.16%, 01/25/2036	16	12
Harborview Mortgage Loan Trust
Series 2005-4, Class 4A
5.15%, 07/19/2035	852	659
Series 2006-1, Class 2A1A
0.47%, 03/19/2036 *	3,395	1,838
Series 2006-5, Class 2A1A
0.41%, 07/19/2046 *	1,483	708
Series 2006-7, Class 2A1A
0.43%, 09/19/2046 *	887	453
Series 2007-1, Class 2A1A
0.36%, 04/19/2038 *	2,133	1,110
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
2.97%, 12/25/2034	115	79
Series 2006-AR12, Class A1
0.42%, 09/25/2046 *	1,018	501
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB18, Class A4
5.44%, 06/12/2047	210	183
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.02%, 02/25/2035 *	647	595
Series 2007-A1, Class 5A5
3.97%, 07/25/2035 *	3,730	3,428

The notes to the financial statements are an integral part of this report.

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045	$4,700	$4,125
Master Alternative Loans Trust
Series 2006-2, Class 2A1
0.63%, 03/25/2036 *	469	226
MLCC Mortgage Investors, Inc.
Series 2005-2, Class 1A
4.25%, 10/25/2035 *	17,204	14,922
Series 2005-2, Class 2A
4.25%, 10/25/2035 *	562	496
Series 2005-2, Class 3A
1.25%, 10/25/2035 *	150	123
Series 2005-3, Class 4A
0.48%, 11/25/2035 *	106	75
Series 2005-A10, Class A
0.44%, 02/25/2036 *	459	314
Morgan Stanley Capital I
Series 2007-XLFA, Class A1
0.31%, 10/15/2020 -144A *	1,893	1,673
Series 2007-IQ15, Class A4
5.88%, 06/11/2049	400	357
Nomura Asset Acceptance Corp.
Series 2004-R1, Class A1
6.50%, 03/25/2034 -144A	1,007	968
Residential Accredit Loans, Inc.
Series 2005-QO3, Class A1
0.63%, 10/25/2045 *	703	361
Series 2006-QO6, Class A1
0.41%, 06/25/2046 *	916	356
Residential Asset Securitization Trust
Series 2006-R1, Class A2
0.63%, 01/25/2046 *	921	427
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, 03/25/2032	30	30
Series 2005-SA4, Class 1A21
5.20%, 09/25/2035	1,237	869
Sequoia Mortgage Trust
Series 10, Class 2A1
0.61%, 10/20/2027 *	104	85
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
4.29%, 01/25/2035	374	296
Series 2005-17, Class 3A1
5.25%, 08/25/2035	141	98
Series 2005-18, Class 3A1
5.37%, 09/25/2035	4,666	3,618
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.56%, 09/19/2032 *	70	59
Series 2005-AR5, Class A1
0.48%, 07/19/2035 *	83	48
Series 2005-AR5, Class A2
0.48%, 07/19/2035 *	181	147
Series 2005-AR5, Class A3
0.48%, 07/19/2035 *	341	279
Series 2005-AR8, Class A1A
0.51%, 02/25/2036 *	420	228
Series 2006-AR3, Class 12A1
0.45%, 05/25/2036 *	2,551	1,268
Series 2006-AR6, Class 2A1
0.42%, 07/25/2046 *	6,014	2,878
Series 2006-AR7, Class A8
0.30%, 08/25/2036 *	81	80
TBW Mortgage Backed Pass-Through Certificates
Series 2006-6, Class A1
0.34%, 01/25/2037 *	882	777
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
0.34%, 09/15/2021 -144A *	1,660	1,414
Series 2007-C30, Class A5
5.34%, 12/15/2043	5,100	3,948
WaMu Mortgage Pass Through Certificates
Series 2002-AR2, Class A
2.51%, 02/27/2034 *	171	138
Series 2003-AR9, Class 2A
2.88%, 09/25/2033 *	5,459	5,406
Series 2003-R1, Class A1
0.77%, 12/25/2027 *	4,787	3,594
Series 2004-AR1, Class A
3.67%, 03/25/2034	498	453
Series 2006-AR10, Class 1A1
5.92%, 09/25/2036	2,556	1,939
Series 2006-AR17, Class 1A
1.36%, 12/25/2046 *	1,201	673
Series 2006-AR19, Class 1A1A
1.27%, 01/25/2047 *	344	209
Series 2006-AR3, Class A1A
1.54%, 02/25/2046 *	1,438	817
Series 2006-AR7, Class 3A
2.76%, 07/25/2046 *	2,702	1,751
Series 2006-AR7, Class C1B2
0.45%, 07/25/2046 *	651	180
Series 2006-AR9, Class 2A
2.76%, 08/25/2046 *	2,387	1,406
Series 2007-HY1, Class 1A1
5.67%, 02/25/2037	1,029	655
Series 2007-HY1, Class 4A1
5.39%, 02/25/2037	5,873	4,154
Series 2007-OA1, Class A1A
1.60%, 02/25/2047 *	6,056	3,277
Series 2007-OA3, Class 2A1A
1.30%, 04/25/2047 *	810	440
Series 2007-OA6, Class 1A
1.35%, 07/25/2047 *	1,113	565
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, 11/25/2018	513	512
Series 2004-CC, Class A1
4.96%, 01/25/2035 *	882	806
Series 2004-Z, Class 2A1
2.97%, 12/25/2034 *	983	923
Series 2006-AR10, Class 5A6
5.59%, 07/25/2036 *	17	13
Series 2006-AR4, Class 2A6
5.78%, 04/25/2036 *	769	235
Series 2006-AR8, Class 2A4
5.24%, 04/25/2036	2,900	2,560
Total Mortgage-Backed Securities (cost $147,874)		122,694

The notes to the financial statements are an integral part of this report.

	Principal	Value
ASSET-BACKED SECURITIES - 1.6%
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.52%, 07/25/2032 *	$6	$6
Asset Backed Funding Certificates
Series 2005-OPT1, Class A1MZ
0.58%, 07/25/2035 *	132	111
Series 2006-HE1, Class A2A
0.29%, 01/25/2037 *	698	672
Aurum CLO, Ltd.
Series 2002-1A, Class A1
0.71%, 04/15/2014 -144A *	2,197	2,110
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.89%, 10/25/2032 *	42	36
Series 2006-SD4, Class 1A1
4.46%, 10/25/2036	1,077	741
Chase Issuance Trust
Series 2009-A8, Class A8
0.65%, 09/17/2012 *	3,500	3,502
Citigroup Mortgage Loan Trust, Inc.
Series 2006-NC1, Class A2B
0.34%, 08/25/2036 *	122	98
Series 2006-WFH3, Class A2
0.33%, 10/25/2036 *	804	765
Series 2007-AHL1, Class A2A
0.27%, 12/25/2036 *	194	163
Countrywide Asset-Backed Certificates
Series 2006-22, Class 2A1
0.28%, 05/25/2047 *	22	21
Series 2006-24, Class 2A1
0.28%, 06/25/2047 *	1,209	1,157
Series 2006-25, Class 2A1
0.30%, 05/25/2028 *	419	395
Series 2006-SD1, Class A1
0.39%, 02/25/2036 -144A *	117	112
Series 2007-5, Class 2A1
0.33%, 09/25/2047 *	1,395	1,295
First Franklin Mortgage Loan Asset Backed Certificates
Series 2006-FF18, Class A2A
0.30%, 12/25/2037 *	204	199
Fremont Home Loan Trust
Series 2006-E, Class 2A1
0.29%, 01/25/2037 *	74	52
Home Equity Asset Trust
Series 2002-1, Class A4
0.83%, 11/25/2032 *	1	1
JPMorgan Mortgage Acquisition Corp.
Series 2006-WMC3, Class A2
0.28%, 08/25/2036 *	1	1
Series 2007-CH3, Class A2
0.31%, 03/25/2037 *	301	278
Lehman XS Trust
Series 2006-16N, Class A1A
0.31%, 11/25/2046 *	727	723
Series 2006-4N, Class A1B1
0.40%, 04/25/2046 *	641	538
Series 2006-GP4, Class 2A2
0.46%, 08/25/2046 *	664	130
Merrill Lynch Mortgage Investors, Inc.
Series 2006-MLN1, Class A2A
0.30%, 07/25/2037 *	26	25
Morgan Stanley ABS Capital I
Series 2006-HE7, Class A2A
0.28%, 09/25/2036 *	192	190
Morgan Stanley Home Equity Loans
Series 2007-1, Class A1
0.28%, 12/25/2036 *	19	18
Morgan Stanley Mortgage Loan Trust
Series 2007-3XS, Class 2A1A
0.30%, 01/25/2047 *	1,635	1,397
New Century Home Equity Loan Trust
Series 2005-2, Class A1ZA
0.49%, 06/25/2035 *	26	22
Residential Asset Mortgage Products, Inc.
Series 2006-RZ5, Class A1A
0.33%, 08/25/2046 *	244	240
Residential Asset Securities Corp.
Series 2007-KS1, Class A1
0.29%, 01/25/2037 *	530	512
Securitized Asset Backed Receivables LLC Trust
Series 2007-NC2, Class A2A
0.27%, 01/25/2037 *	859	793
Small Business Administration
Series 2004-P10A, Class 1
4.50%, 02/01/2014	520	537
Small Business Administration Participation Certificates
Series 2003-20I, Class 1
5.13%, 09/01/2023	363	382
Series 2004-20C, Class 1
4.34%, 03/01/2024	2,127	2,182
Series 2008-20L, Class 1
6.22%, 12/01/2028	3,950	4,283
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.52%, 01/25/2033 *	2	2
Series 2006-BC3, Class A2
0.28%, 10/25/2036 *	582	552
Series 2007-GEL1, Class A1
0.33%, 01/25/2037 -144A *	1,316	814
Wells Fargo Home Equity Trust
Series 2007-1, Class A1
0.33%, 03/25/2037 *	153	152
Total Asset-Backed Securities (cost $26,631)		25,207

MUNICIPAL GOVERNMENT OBLIGATIONS - 4.1%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2030	4,400	3,596
Chicago Transit Authority -Class A
6.90%, 12/01/2040	18,400	19,213
Golden State Tobacco Securitization Corp.
5.13%, 06/01/2047	300	200
Los Angeles Department of Water & Power
5.00%, 07/01/2044	6,900	6,939
Los Angeles Unified School District -Class A
4.50%, 07/01/2022	2,155	2,198
New York City Municipal Water Finance Authority
5.75%, 06/15/2040	6,200	6,890
Palomar Community College District
4.75%, 05/01/2032	100	99
State of California
5.65%, 04/01/2039	14,400	14,890
7.50%, 04/01/2034	1,100	1,076
7.55%, 04/01/2039	3,400	3,340
Tobacco Securitization Authority
5.13%, 06/01/2046	3,100	2,076

The notes to the financial statements are an integral part of this report.

		Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tobacco Settlement Financing Corp.
5.00%, 06/01/2041		$4,000	$2,756
5.88%, 05/15/2039		100	92
7.47%, 06/01/2047		2,590	2,044
Total Municipal Government Obligations (cost $65,998)			65,409

CORPORATE DEBT SECURITIES - 19.6%
Capital Markets - 1.5%
Goldman Sachs Group, Inc.
1.17%, 11/15/2014 *	EUR	900	1,210
1.19%, 02/04/2013 *	EUR	800	1,104
6.25%, 09/01/2017		$5,000	5,362
Morgan Stanley
0.76%, 10/15/2015 *		1,100	1,032
6.63%, 04/01/2018		13,900	15,028
6.75%, 04/15/2011		400	424
Commercial Banks - 6.6%
Abbey National Treasury Services PLC
3.88%, 11/10/2014 -144A		1,100	1,104
ANZ National International, Ltd./New Zealand
6.20%, 07/19/2013 -144A		11,800	12,703
Barclays Bank PLC
5.45%, 09/12/2012		9,400	10,165
6.05%, 12/04/2017 -144A		6,000	6,106
7.43%, 12/15/2017 -144A Ž		2,000	1,820
10.18%, 06/12/2021 -144A		5,520	7,124
Fortis Bank Nederland Holding NV
1.74%, 06/10/2011 *	EUR	3,200	4,594
HSBC Capital Funding, LP
10.18%, 06/30/2030 -144A Ž		$100	121
ING Bank NV
2.63%, 02/05/2012 -144A		19,200	19,432
Lloyds TSB Bank PLC
0.95%, 06/09/2011 *	EUR	2,500	3,592
1.00%, 12/31/2049 -144A § Ž		$16,500	16,202
Rabobank Nederland NV
11.00%, 06/30/2019 -144A Ž		1,910	2,329
Royal Bank of Scotland Group PLC
1.18%, 04/23/2012 *		4,800	4,852
7.64%, 09/29/2017 Ž		7,000	3,780
Sumitomo Mitsui Banking Corp.
5.63%, 10/15/2015 -144A Ž		550	524
Wells Fargo & Co. - Series K
7.98%, 03/15/2018 Ž		12,700	12,732
Commercial Services & Supplies - 0.1%
Waste Management, Inc.
7.38%, 08/01/2010		700	725
Consumer Finance - 1.5%
American Express Credit Corp.
0.38%, 10/04/2010 *		700	698
0.41%, 12/02/2010 *		700	697
American Express Credit Corp. - Series C
5.88%, 05/02/2013		15,900	17,063
Capital One Financial Corp.
6.75%, 09/15/2017		3,400	3,659
Tyco International Finance SA
6.38%, 10/15/2011		1,510	1,619
Diversified Financial Services - 5.3%
Bank of America Corp.
5.65%, 05/01/2018		7,900	8,023
Bear Stearns Cos. LLC
5.70%, 11/15/2014		4,400	4,841
6.40%, 10/02/2017		2,200	2,398
6.95%, 08/10/2012		4,400	4,916
7.25%, 02/01/2018		1,500	1,722
Citigroup, Inc.
5.50%, 04/11/2013		5,500	5,702
5.88%, 05/29/2037		1,100	969
El Paso Performance-Linked Trust
7.75%, 07/15/2011 -144A		1,100	1,128
Ford Motor Credit Co. LLC
7.00%, 10/01/2013		800	799
General Electric Capital Corp.
0.55%, 06/20/2014 *		16,220	14,810
5.88%, 01/14/2038		3,700	3,426
6.50%, 09/15/2067 -144A	GBP	3,800	5,002
6.88%, 01/10/2039		$300	310
GMAC, Inc.
6.63%, 05/15/2012		2,600	2,545
7.00%, 02/01/2012 Λ		2,800	2,744
7.25%, 03/02/2011		700	699
HSBC Finance Corp.
0.38%, 03/12/2010 *		3,200	3,198
JPMorgan Chase & Co.
6.00%, 10/01/2017		2,200	2,355
6.30%, 04/23/2019		3,000	3,300
Lehman Brothers Holdings, Inc. - Series I
6.75%, 12/28/2017 Џ		4,000	1
Lehman Brothers Holdings, Inc.
2.85%, 12/23/2008 Џ		4,800	936
5.63%, 01/24/2013 Џ		9,800	2,009
6.88%, 05/02/2018 Џ		1,200	249
Merrill Lynch & Co., Inc.
0.98%, 01/31/2014 *	EUR	2,100	2,793
6.05%, 08/15/2012		$400	428
6.88%, 04/25/2018		7,200	7,758
Petroleum Export, Ltd.
5.27%, 06/15/2011 -144A		317	310
Santander SA
6.67%, 10/24/2017 -144A Ž		2,100	1,888
Diversified Telecommunication Services - 0.7%
KT Corp.
4.88%, 07/15/2015 -144A		900	906
Sprint Capital Corp.
7.63%, 01/30/2011		9,300	9,520
Electric Utilities - 0.1%
Progress Energy, Inc.
6.85%, 04/15/2012		440	478
7.10%, 03/01/2011		282	298
PSEG Power LLC
6.95%, 06/01/2012		921	1,006
Energy Equipment & Services - 0.3%
Enterprise Products Operating LLC
4.95%, 06/01/2010		500	507
NGPL Pipeco LLC
7.12%, 12/15/2017 -144A		4,100	4,524
Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp.
6.00%, 01/15/2020		3,900	3,985
Health Care Providers & Services - 0.0%
HCA, Inc.
9.25%, 11/15/2016		600	644

The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)

	Principal	Value
Insurance - 1.5%
American International Group, Inc.
8.18%, 05/15/2058	$13,400	$8,844
8.25%, 08/15/2018	12,300	11,548
Metropolitan Life Global Funding I
0.48%, 05/17/2010 -144A *	2,600	2,597
Principal Life Income Funding Trusts
5.30%, 04/24/2013	1,000	1,056
Media - 0.0%
Time Warner, Inc.
6.88%, 05/01/2012	410	449
Metals & Mining - 0.1%
Alcoa, Inc.
6.75%, 07/15/2018	2,300	2,346
Oil, Gas & Consumable Fuels - 0.5%
El Paso Corp.
7.75%, 01/15/2032	425	402
7.80%, 08/01/2031	125	118
GAZ Capital SA
8.15%, 04/11/2018 -144A	1,200	1,265
8.63%, 04/28/2034 Reg S	2,300	2,524
Kerr-McGee Corp.
6.88%, 09/15/2011	2,500	2,687
Sonat, Inc.
7.63%, 07/15/2011	1,000	1,031
Road & Rail - 0.0%
Norfolk Southern Corp.
6.75%, 02/15/2011	550	581
Tobacco - 1.1%
Altria Group, Inc.
9.25%, 08/06/2019	13,000	15,843
9.70%, 11/10/2018	1,200	1,483
Reynolds American, Inc.
7.63%, 06/01/2016	800	872
Wireless Telecommunication Services - 0.0%
AT&T Mobility LLC
6.50%, 12/15/2011	560	609
Total Corporate Debt Securities (cost $327,931)		317,183

	Shares
CONVERTIBLE PREFERRED STOCKS - 0.2%
Commercial Banks - 0.1%
Wells Fargo & Co. 7.50% ▲	2,900	2,662
Insurance - 0.1%
American International Group, Inc. 8.50% ▲	97,000	1,099
Total Convertible Preferred Stocks (cost $9,965)		3,761

PREFERRED STOCKS - 0.3%
Thrifts & Mortgage Finance - 0.3%
DG Funding Trust, 0.57% -144A ▲ §	380	3,371
U.S. Government Agency Obligation - 0.0%
Fannie Mae, 8.25% ▲ ‡ ■	65,000	72
Total Preferred Stocks (cost $5,668)		3,443

	Principal
LOAN ASSIGNMENTS - 0.7%
Automobiles - 0.3%
DaimlerChrysler Finance Co.
4.32%, 08/03/2012 *	$4,888	4,757
Electric Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC
6.48%, 10/10/2014	358	288
8.40%, 10/10/2014	3,562	2,869
Health Care Providers & Services - 0.2%
HCA, Inc.
6.01%, 11/18/2013	3,480	3,320
Total Loan Assignments (cost $11,656)		11,234

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.3%
Fannie Mae
0.05%, 01/11/2010 ▲	3,000	3,000
Freddie Mac
0.03%, 01/06/2010 ▲	6,000	6,000
0.04%, 02/24/2010 ▲	1,800	1,800
0.01%, 01/08/2010 ▲	24,000	23,999
U.S. Treasury Bill
0.04%, 03/18/2010 (a) (d) ▲	11,970	11,969
0.02%, 02/25/2010 (d) ▲	1,340	1,339
0.04%, 03/25/2010 (d) ▲	1,090	1,090
0.08%, 04/08/2010 (d) ▲	430	430
0.02%, 03/11/2010 (d) ▲	3,310	3,310
Total Short-Term U.S. Government Obligations (cost $52,937)		52,937

REPURCHASE AGREEMENT - 7.0%
U.S. Treasury Note Repurchase Agreement (f) 0.02%, dated 12/31/2009, to be repurchased at $93,000 on 01/04/2010. Collateralized by a U.S. Government Obligation, 3.13%, due 08/31/2013, and with a value of $94,060	93,000	93,000

U.S. Treasury Note Repurchase Agreement (g) 0.08%, dated 12/31/2009, to be repurchased at $15,500 on 01/04/2010. Collateralized by a U.S. Government Obligation, 1.38%, due 09/15/2012, and with a value of $15,642.	15,500	15,500

U.S. Treasury Note Repurchase Agreement (h) 0.10%, dated 12/31/2009, to be repurchased at $5,000 on 01/04/2010. Collateralized by a U.S. Government Obligation, 1.00%, due 07/31/2011, and with a value of $5,068	5,000	5,000
Total Repurchase Agreement (cost $113,500)		113,500

	Shares
SECURITIES LENDING COLLATERAL - 4.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	78,451,220	78,451
Total Securities Lending Collateral (cost $78,451)

Total Investment Securities (cost $1,677,558) #		1,639,285
Other Assets and Liabilities - Net		(26,029)

Net Assets		$1,613,256

	Principal
SECURITIES SOLD SHORT (5.1%)(e)
Fannie Mae, TBA
5.50%, 01/01/2037	$(53,000)	(55,476)
5.50%, 02/01/2038	(14,000)	(14,606)
6.00%, 02/01/2038	(12,000)	(12,671)
Total Securities Sold Short (Proceeds $83,493)		(82,753)

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

	Notional Amount	Value
WRITTEN-OPTIONS - 0.0%
Put Options - 0.0%
10-Year U.S. Treasury Note Put Strike $115.00 Expires 02/19/2010	$(606)	$(587)
10-Year U.S. Treasury Note Put Strike $114.00 Expires 02/19/2010	(14)	(9)
Call Options - 0.0%
10-Year U.S. Treasury Note Call Strike $120.00 Expires 02/19/2010	(539)	(25)
10-Year U.S. Treasury Note Call Strike $119.00 Expires 02/19/2010	(45)	(6)
10-Year U.S. Treasury Note Call Strike $117.50 Expires 02/19/2010	(14)	(5)
Total Written Options (Premiums: $428)		$(632)

WRITTEN SWAPTIONS:

	Floating	Pay/Receive	Exercise	Expiration
Description	Rate Index	Floating Rate	Rate	Date	Notional Amount	Premiums	Value
Call - Interest Rate Swap, European Style	7-Year IRO USD	Receive	2.8	02/17/2010	$(21,000)	$(120)	$(3)
Call - Interest Rate Swap, European Style	10-Year IRO USD	Receive	3.25	04/19/2010	(1,000)	(13)	(2)
Call - Interest Rate Swap, European Style	10-Year IRO DUB	Receive	3.25	04/19/2010	(69,400)	(448)	(118)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	4.25	04/19/2010	(76,300)	(1,114)	(1,424)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	4.25	04/19/2010	(1,000)	(8)	(19)
Put - Interest Rate Swap, European Style	10-Year IRO DUB	Receive	4.25	04/19/2010	(99,500)	(1,243)	(1,856)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	10	07/10/2012	(500)	(3)	(2)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	10	07/10/2012	(2,300)	(16)	(7)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	10	07/10/2012	(1,200)	(8)	(8)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	10	07/10/2012	(22,700)	(139)	(74)
						$(3,112)	$(3,513)

The notes to the financial statements are an integral part of this report.

SWAP AGREEMENTS:  (c) (d)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION: (1)

				Implied
				Credit				Upfront	Unrealized
	Fixed Deal	Maturity		Spread at		Notional	Market	Premiums	Appreciation
Reference Obligation	Pay Rate	Date	Counterparty	12/31/2009 (3)		Amount (4)	Value	Paid	(Depreciation)
Alcoa, Inc., 6.75%, 07/15/2018 *	1.33%	09/20/2018	BRC	237.82		$2,300	$158	$—	$158
BFC Genesee, Ltd., 1.93%, 01/01/2041 §	2.25%	01/10/2041	CBK	96.03	ə	2,460	2,393	—	2,393
Capital One Finance Corp., 6.25%, 11/15/2013 §	1.00%	09/20/2017	DUB	104.94		3,400	15	50	(35)
Montauk Point CDO, Ltd. 2006-2A A4, 1.73%, 04/06/2046 §	2.22%	01/06/2046	FBF	2,884.31	ə	2,500	2,371	—	2,371
							$4,937	$50	$4,887

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION: (2)

				Implied
	Fixed Deal			Credit			Upfront	Unrealized
	Receive	Maturity		Spread at	Notional	Market	Premiums	Appreciation
Reference Obligation	Rate	Date	Counterparty	12/31/2009 (3)	Amount (4)	Value	Received	(Depreciation)
Altria Group, Inc., 9.25%, 08/06/2019	1.46%	03/20/2019	DUB	152.30	$13,000	$59	$—	$59
Morgan Stanley, 6.60%, 04/01/2012 §	1.00%	06/20/2010	GST	63.12	7,600	12	20	(9)
Reynolds American Inc., 7.63%, 06/1/2016	1.28%	06/20/2017	GST	161.75	2,100	(56)	—	(56)
Time Warner, Inc., 5.88%, 11/15/2016	1.19%	03/20/2014	DUB	41.23	410	(13)	—	(13)
						$2	$20	$(19)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION: (1)

							Upfront
	Fixed Deal	Maturity		Currency	Notional	Market	Premiums	Unrealized
Reference Obligation	Pay Rate	Date	Counterparty	Code	Amount (4)	Value (5)	Paid	Appreciation
Dow Jones CDX.IG.5 7 Year Index	0.14%	12/20/2012	MYC	—	$13,400	$430	$—	$430
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	GST	—	13,068	398	175	223
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	RYL	—	3,775	115	44	71
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	BRC	—	8,615	262	85	177
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	MYC	—	12,100	368	235	133
						$1,573	$539	$1,034

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (2)

							Upfront	Unrealized
	Fixed Deal	Maturity		Currency	Notional	Market	Premiums	Appreciation
Reference Obligation	Pay Rate	Date	Counterparty	Code	Amount (4)	Value (5)	Received	(Depreciation)
ABX.HE.AAA.06-2	0.11%	05/25/2046	GST	—	$3,970	$(2,165)	$(1,244)	$(921)
Dow Jones CDX.IG.10 1 Year Index	1.50%	06/20/2018	MYC	—	45,496	(827)	(1,340)	513
Dow Jones CDX.IG.10 1 Year Index	1.50%	06/20/2018	GST	—	22,554	(370)	(564)	194
Dow Jones CDX.IG.5 1 Year Index	0.46%	12/20/2015	MYC	—	9,600	(1,202)	—	(1,202)
						$(4,564)	$(3,148)	$(1,416)

INTEREST RATE SWAP AGREEMENT - RECEIVABLE:

							Upfront	Unrealized
		Maturity		Currency	Notional	Market	Premiums	Appreciation
Floating Rate Index	Fixed Rate	Date	Counterparty	Code	Amount	Value	Received	(Depreciation)
6-month GBP-LIBOR	5.00%	09/15/2010	BRC	GBP	$—	$(1)	$(1)	$(2)
6-month GBP-LIBOR	5.00%	09/15/2010	RYL	GBP	—	♦	♦	—
BRL-CDI	12.67%	01/04/2010	MLC	BRL	15,700	248	—	248
BRL-CDI	12.67%	01/04/2010	MYC	BRL	4,800	64	—	64
BRL-CDI	11.02%	01/02/2012	UAG	BRL	13,000	(35)	—	(35)
						$276	$(1)	$275

The notes to the financial statements are an integral part of this report.

FUTURES CONTRACTS: (b)

			Net Unrealized
			Appreciation
Description	Contracts Г	Expiration Date	(Depreciation)
2-Year U.S. Treasury Note	14	03/31/2010	$(17)
3-Month EURIBOR	183	09/13/2010	508
3-Month EURIBOR	126	06/14/2010	197
90-Day Euro	660	09/14/2010	1,253
90-Day Euro	802	06/14/2010	1,719
German Euro BOBL	363	03/08/2010	(506)
German Euro Bund	87	03/08/2010	(205)
			$2,949

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)
Brazilian Real	(3,540)	02/02/2010	(1,957)	$(62)
Brazilian Real	(3,537)	02/02/2010	(1,956)	(61)
Brazilian Real	(5,094)	02/02/2010	(2,929)	23
Brazilian Real	(3,634)	02/02/2010	(2,006)	(67)
Brazilian Real	23,092	02/02/2010	12,425	748
Brazilian Real	(2,551)	02/02/2010	(1,465)	10
Brazilian Real	(18,730)	02/02/2010	(10,158)	(527)
Brazilian Real	(18,803)	02/02/2010	(10,219)	(507)
Brazilian Real	(5,690)	02/02/2010	(3,270)	24
Brazilian Real	(3,636)	02/02/2010	(2,006)	(68)
Brazilian Real	(2,445)	02/02/2010	(1,406)	11
Brazilian Real	(15,136)	02/02/2010	(8,210)	(424)
Canadian Dollar	13,412	01/21/2010	12,737	87
Canadian Dollar	(13,185)	01/21/2010	(12,386)	(221)
Chinese Yuan Renminbi	(1,604)	03/29/2010	(238)	2
Chinese Yuan Renminbi	(1,544)	03/29/2010	(228)	2
Chinese Yuan Renminbi	(15)	03/29/2010	(2)	♦
Chinese Yuan Renminbi	(2)	03/29/2010	(♦ )	♦
Chinese Yuan Renminbi	1,201	03/29/2010	177	(1)
Chinese Yuan Renminbi	(12,787)	03/29/2010	(1,896)	21
Chinese Yuan Renminbi	(1,072)	03/29/2010	(159)	2
Chinese Yuan Renminbi	(226)	03/29/2010	(33)
Chinese Yuan Renminbi	16,049	03/29/2010	2,365	(12)
Chinese Yuan Renminbi	(36,245)	06/07/2010	(5,359)	36
Chinese Yuan Renminbi	(113,290)	06/07/2010	(16,744)	109
Chinese Yuan Renminbi	(36,245)	06/07/2010	(5,358)	36
Chinese Yuan Renminbi	19,376	06/07/2010	2,876	(31)
Chinese Yuan Renminbi	29,621	06/07/2010	4,400	(51)
Chinese Yuan Renminbi	11,616	06/07/2010	1,725	(19)
Chinese Yuan Renminbi	(16,049)	06/07/2010	(2,378)	21
Chinese Yuan Renminbi	15,380	06/07/2010	2,267	(9)
Chinese Yuan Renminbi	19,273	06/07/2010	2,862	(32)
Chinese Yuan Renminbi	7,697	06/07/2010	1,144	(14)
Chinese Yuan Renminbi	6,263	06/07/2010	930	(10)
Chinese Yuan Renminbi	28,272	06/07/2010	4,200	(49)

The notes to the financial statements are an integral part of this report.

			Amount in U.S.	Net Unrealized
		Settlement	Dollars Bought	Appreciation
Currency	Bought (Sold)	Date	(Sold)	(Depreciation)
Chinese Yuan Renminbi	12,622	06/07/2010	1,858	$(4)
Chinese Yuan Renminbi	12,477	06/07/2010	1,852	(20)
Chinese Yuan Renminbi	39,234	06/07/2010	5,785	(24)
Chinese Yuan Renminbi	41,218	11/17/2010	6,215	(127)
Chinese Yuan Renminbi	36,245	11/23/2010	5,452	(98)
Chinese Yuan Renminbi	113,291	11/23/2010	17,040	(306)
Chinese Yuan Renminbi	36,245	11/23/2010	5,453	(99)
Chinese Yuan Renminbi	(1,173)	11/23/2010	(177)	4
Chinese Yuan Renminbi	22,724	11/04/2011	3,559	(82)
Danish Krone	3,240	01/27/2010	632	(8)
Euro	(27,902)	01/08/2010	(42,105)	2,106
Euro	(4,801)	01/26/2010	(6,887)	5
Euro	4,420	03/17/2010	6,420	(85)
Japanese Yen	(90,475)	01/14/2010	(1,025)	53
Malaysian Ringgit	13	02/12/2010	4	♦
Malaysian Ringgit	13	02/12/2010	4	♦
Malaysian Ringgit	17	02/12/2010	5	♦
Malaysian Ringgit	22	02/12/2010	7	♦
Malaysian Ringgit	13	02/12/2010	4	♦
Malaysian Ringgit	4	02/12/2010	1	♦
Malaysian Ringgit	13	02/12/2010	4	♦
Malaysian Ringgit	13	02/12/2010	4	♦
Malaysian Ringgit	10	06/14/2010	3	♦
New Zealand Dollar	(391)	01/11/2010	(285)	2
Norwegian Krone	476	03/23/2010	82	♦
Pound Sterling	3,300	01/13/2010	5,499	(169)
Pound Sterling	1,753	01/13/2010	2,919	(88)
Pound Sterling	2,416	01/13/2010	3,880	22
Pound Sterling	(10,703)	01/27/2010	(17,497)	212
Singapore Dollar	1,536	03/17/2010	1,107	(15)
Singapore Dollar	(1,640)	03/17/2010	(1,181)	15
				$261

NOTES TO SCHEDULE OF INVESTMENTS:

Λ	All or a portion of this security is on loan. The value of all securities on loan is $76,895.
*	Floating or variable rate note. Rate is listed as of 12/31/2009.
Ž	The security has a perpetual maturity. The date shown is the next call date.
§	Illiquid. At 12/31/2009, illiquid investment securities aggregated $19,573, or 1.21%, and illiquid derivatives aggregated to $4,791, or 0.30% of the Fund’s net assets.
ə	The implied credit spread at 12/31/2009 is unaudited.
Џ	In default.
Г	Contract amounts are not in thousands.
♦	Value and/or principal is less than $1.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2009.
▲	Rate shown reflects the yield at 12/31/2009.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $1,679,206. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $41,541 and $81,462, respectively. Net unrealized depreciation for tax purposes is $39,921.

The notes to the financial statements are an integral part of this report.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(a)	All or a portion of this security, in the amount of $2,899, has been pledged as collateral for open futures contracts.

(b)	Cash in the amount of $821 has been segregated with the broker to cover margin requirements for open futures contracts.

(c)	Cash in the amount of $6,730 has been segregated with the custodian to cover margin requirements for open swap contracts.

(d)	All or a portion of these securities, in the amount of $4,590, have been pledged as collateral and have been segregated with the broker to cover margin requirements for open swap contracts.

(e)	Cash in the amount of $1,455 has been segregated with the custodian to cover margin requirements for open TBA transactions.

(f)	The counterparty for the repurchase agreement is JPMorgan Investment Management, Inc.

(g)	The counterparty for the repurchase agreement is Deutsche Bank.

(h)	The counterparty for the repurchase agreement is Bank of America.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $108,417, or 6.61%, of the Fund’s net assets.

BRC	Barclays Bank PLC
BRL	Brazilian Real
CBK	Citibank N.A.
CDI	Credit Default Index
CDO	Collateralized Debt Obligation
CDX	A series of indices that track North American and emerging market credit derivative indices.
CLO	Collateralized Loan Obligation
DUB	Deutsche Bank AG
EUR	Euro
EURIBOR	Euro InterBank Offered Rate
FBF	Credit Suisse
GBP	Pound Sterling
GST	Goldman Sachs Capital Markets
IRO	Interest Rate Option
LB	Lehman Brothers
LIBOR	London Interbank Offered Rates

The notes to the financial statements are an integral part of this report.

MLC	Merrill Lynch Capital Services
MYC	Morgan Stanley Capital Services
RYL	Royal Bank of Scotland PLC
TBA	To Be Announced
UAG	UBS AG

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Financials	$7,132	$—	$—	$7,132
Equities - U.S. Government Agency Obligation	72	—	—	72
Fixed Income - Asset-Backed Security	—	25,207	—	25,207
Fixed Income - Consumer Discretionary	—	5,207	—	5,207
Fixed Income - Consumer Staples	—	18,198	—	18,198
Fixed Income - Energy	—	13,058	—	13,058
Fixed Income - Financials	—	264,378	—	264,378
Fixed Income - Foreign Government Obligation	—	81,464	—	81,464
Fixed Income - Health Care	—	7,949	—	7,949
Fixed Income - Industrials	—	1,306	—	1,306
Fixed Income - Materials	—	2,346	—	2,346
Fixed Income - Mortgage-Backed Security	—	122,694	—	122,694
Fixed Income - Municipal Government Obligation	—	65,409	—	65,409
Fixed Income - Short-Term U.S. Government Obligation	—	52,937	—	52,937
Fixed Income - Telecommunication Services	—	11,035	—	11,035
Fixed Income - U.S. Government Agency Obligation	—	503,261	—	503,261
Fixed Income - U.S. Government Obligation	—	260,741	—	260,741
Fixed Income - Utilities	—	4,940	—	4,940
Cash & Cash Equivalent - Repurchase Agreement	—	113,500	—	113,500
Cash & Cash Equivalent - Securities Lending Collateral	78,451	—	—	78,451
Total	$85,655	$1,553,630	$—	$1,639,285

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Credit Default Swap - Appreciation	$—	$6,722	$—	$6,722
Interest Rate Swap - Appreciation	—	312	—	312
Futures Contracts - Appreciation	—	3,677	—	3,677
Forward Foreign Currency Contracts - Appreciation	—	3,551	—	3,551
Credit Default Swap - Depreciation	—	(2,235)	—	(2,235)
Interest Rate Swap - Depreciation	—	(37)	—	(37)
Futures Contracts - Depreciation	—	(728)	—	(728)
Forward Foreign Currency Contracts - Depreciation	—	(3,290)	—	(3,290)
Written Swaption - Depreciation	—	(3,513)	—	(3,513)
Written Option - Depreciation	—	(632)	—	(632)
Total	$—	$3,827	$—	$3,827

Securities Sold Short	Level 1	Level 2	Level 3	Total
Fixed Income - U.S. Government Agency Obligation	$—	$(82,753)	$—	$(82,753)

Level 3 Rollforward - Investment Securities and Other Financial Instruments*

Securities	Beginning Balance at 12/31/2008	Net Purchases (Sales)	Accrued Discounts/(Premiums)	Total Realized Gain(Loss)	Change in Unrealized Appreciation(Depreciation)	Net Transfers (Out) of Level 3	Ending Balance at 12/31/2009
Fixed Income - Asset-Backed Security	$2,703	$(669)	$—	$4	$72	$(2,110)	$—
Credit Default Swap - Appreciation	88,775	(57,079)	—	472	121	(32,289)	—
Interest Rate Swap - Appreciation	14,712	(15,859)	—	10,285	(9,138)	—	—
Total Return Bond Swap Appreciation	1,870	(1,917)	—	(183)	230	—	—
Credit Default Swap - Depreciation	(80,540)	55,488	—	551	(2,877)	27,378	—
Interest Rate Swap - Depreciation	(14,623)	15,407	—	(9,652)	8,868	—	—
Total Return Bond Swap - Depreciation	(2,100)	2,100	—	(144)	144	—	—
Total	$10,797	$(2,529)	$—	$1,333	$(2,580)	$(7,021)	$—

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $1,564,058)	$1,525,785
(including securities loaned of $76,895)
Repurchase agreements, at value (cost: $113,500)	113,500
Cash	97,213
Cash segregated with custodian	8,185
Cash on deposit with broker	821
Foreign currency (cost: $4,732)	4,670
Receivables:
Investment securities sold	157,229
Shares sold	1,110
Interest	13,454
Securities lending income (net)	6
Swap agreements, at value (premium: $609)	6,893
Unrealized appreciation on forward foreign currency contracts	3,551
1,932,417
Liabilities:
Cash due to broker	8,185
Accounts payable and accrued liabilities:
Investment securities purchased	135,225
Shares redeemed	1,228
Management and advisory fees	856
Distribution and service fees	51
Transfer agent fees	2
Administration fees	27
Printing and shareholder reports fees	49
Audit and tax fees	21
Variation margin	109
Other	100
Collateral for securities on loan	78,451
Unrealized depreciation on forward foreign currency contracts	3,290
Written options and swaptions, at value (premium: $3,540)	4,145
Swap agreements, at value (premium: $3,149)	4,669
Securities sold short, at value (proceeds: $83,493)	82,753
319,161
Net assets	$1,613,256

Net assets consist of:
Capital stock ($.01 par value)	$1,435
Additional paid-in capital	1,556,823
Undistributed net investment income	56,720
Undistributed (accumulated) net realized gain (loss) from investment securities, futures, written option and swaption contracts, swap agreements, and foreign currency transactions	29,142
Net unrealized appreciation (depreciation) on:
Investment securities	(38,273)
Futures contracts	2,949
Written option and swaption contracts	(605)
Swap agreements	4,761
Translation of assets and liabilities denominated in foreign currencies	(436)
Securities sold short	740
Net assets	$1,613,256

Net assets by class:
Initial Class	$1,365,123
Service Class	248,133
Shares outstanding:
Initial Class	121,374
Service Class	22,100
Net asset value and offering price per share:
Initial Class	$11.25
Service Class	11.23

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$967
Interest income	73,757
Securities lending income (net)	63
74,787
Expenses:
Management and advisory	8,878
Printing and shareholder reports	157
Custody	328
Administration	281
Legal	72
Audit and tax	46
Trustees	55
Transfer agent	28
Distribution and service:
Service Class	365
Other	45
Total expenses	10,255
Net investment income	64,532

Net realized gain (loss) on transactions from:
Investment securities	38,482
Futures contracts	32,359
Written option and swaption contracts	2,191
Swap agreements	(28,695)
Foreign currency transactions	(14,587)
29,750
Net increase in unrealized appreciation (depreciation) on:
Investment securities	46,500
Futures contracts	(20,797)
Written option and swaption contracts	2,970
Swap agreements	68,857
Translation of assets and liabilities denominated in foreign currencies	11,274
Securities sold short	1,302
Change in unrealized appreciation (depreciation)	110,106
Net realized and unrealized gain	139,856

Net increase in net assets resulting from operations	$204,388

The notes to the financial statements are an integral part of this report.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$64,532	$66,568
Net realized gain (loss) from investment securities, futures contracts, written option and swaption contracts, swap agreements, and foreign currency transactions	29,750	69,637
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts, written option and swaption contracts, swap agreements, and foreign currency translation	110,106	(179,860)
Net increase (decrease) in net assets resulting from operations	204,388	(43,655)

Distributions to shareholders:
From net investment income:
Initial Class	(75,009)	(59,004)
Service Class	(10,590)	(2,594)
	(85,599)	(61,598)
From net realized gains:
Initial Class	(36,844)	(20,193)
Service Class	(5,267)	(912)
	(42,111)	(21,105)
Total distributions to shareholders	(127,710)	(82,703)

Capital share transactions:
Proceeds from shares sold:
Initial Class	248,739	219,619
Service Class	188,456	59,630
	437,195	279,249
Dividends and distributions reinvested:
Initial Class	111,853	79,197
Service Class	15,857	3,506
	127,710	82,703
Cost of shares redeemed:
Initial Class	(281,209)	(256,904)
Service Class	(25,988)	(24,442)
	(307,197)	(281,346)
Net increase in net assets from capital shares transactions	257,708	80,606

Net increase (decrease) in net assets	334,386	(45,752)

Net assets:
Beginning of year	1,278,870	1,324,622
End of year	$1,613,256	$1,278,870
Undistributed net investment income	$56,720	$59,010

Share activity:
Shares issued:
Initial Class	22,291	18,984
Service Class	16,853	5,268
	39,144	24,252
Shares issued-reinvested from distributions:
Initial Class	10,215	7,213
Service Class	1,447	319
	11,662	7,532
Shares redeemed:
Initial Class	(25,004)	(23,232)
Service Class	(2,324)	(2,235)
	(27,328)	(25,467)
Net increase in shares outstanding:
Initial Class	7,502	2,965
Service Class	15,976	3,352
	23,478	6,317

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$10.66	$11.65	$10.98	$10.91	$11.12
Investment operations
Net investment income(a)	0.52	0.55	0.50	0.45	0.36
Net realized and unrealized gain (loss)	1.16	(0.86)	0.46	—	(0.10)
Total operations	1.68	(0.31)	0.96	0.45	0.26
Distributions
From net investment income	(0.73)	(0.51)	(0.29)	(0.38)	(0.20)
From net realized gains	(0.36)	(0.17)	— (b)	—	(0.27)
Total distributions	(1.09)	(0.68)	(0.29)	(0.38)	(0.47)
Net asset value
End of year	$11.25	$10.66	$11.65	$10.98	$10.91
Total return(c)	16.03%	(2.79)%	8.95%	4.21%	2.33%
Net assets end of year (000’s)	$1,365,123	$1,213,602	$1,292,286	$976,434	$726,038
Ratio and supplemental data
Expenses to average net assets	0.70%	0.70%	0.70%	0.73%	0.74%
Net investment income, to average net assets	4.62%	4.87%	4.47%	4.13%	3.28%
Portfolio turnover rate	729%	740%	728%	709%	387%

For a share outstanding throughout each period

	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$10.66	$11.67	$11.00	$10.93	$11.16
Investment operations
Net investment income(a)	0.48	0.51	0.47	0.42	0.34
Net realized and unrealized gain (loss)	1.17	(0.85)	0.47	0.01	(0.11)
Total operations	1.65	(0.34)	0.94	0.43	0.23
Distributions
From net investment income	(0.72)	(0.50)	(0.27)	(0.36)	(0.19)
From net realized gains	(0.36)	(0.17)	— (b)	—	(0.27)
Total distributions	(1.08)	(0.67)	(0.27)	(0.36)	(0.46)
Net asset value
End of year	$11.23	$10.66	$11.67	$11.00	$10.93
Total return(c)	15.75%	(3.07)%	8.80%	3.90%	2.03%
Net assets end of year (000’s)	$248,133	$65,268	$32,336	$24,957	$23,661
Ratio and supplemental data
Expenses to average net assets	0.95%	0.95%	0.95%	0.98%	0.99%
Net investment income, to average net assets	4.28%	4.55%	4.23%	3.86%	3.10%
Portfolio turnover rate	729%	740%	728%	709%	387%

(a)     Calculated based on average number of shares outstanding.

(b)    Rounds to less than ($0.01).

(c)     Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Fund”) is part of TST.

The Fund seeks maximum total return consistent with preservation of capital and prudent investment management.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2009 are listed in the Schedule of Investments.

Option contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. The Fund writes call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. When the Fund writes a covered call or put option/swaption, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

The underlying face amounts of open option and swaption contracts at December 31, 2009 are listed in the Schedule of Investments.

Transactions in written options were as follows:

	Premium	Notional Amount
Balance at December 31, 2008	$—	$—
Sales	753	2,500
Closing Buys	(47)	(340)
Expirations	(278)	(942)
Exercised	—	—
Balance at December 31, 2009	$428	1,218

Transactions in written swaptions were as follows:

	Premium	Notional Amount
Balance at December 31, 2008	$2,378	$219,900
Sales	4,899	645,300
Closing Buys	(1,581)	(179,100)
Expirations	(2,045)	(373,100)
Exercised	(539)	(18,100)
Balance at December 31, 2009	$3,112	294,900

Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities.  Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Credit default swap agreements: The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed-rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The Fund sells credit default swaps which expose it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedule of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. To help hedge against this risk, the Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The risks of interest rate swaps include changes in market conditions will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unsecured loan participations at December 31, 2009.

TBA purchase commitments: To be announced (“TBA”) purchase commitments are entered to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation, including forward contracts, swap contracts, and future contracts. These are generally categorized as a level 2 in the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc. (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$186,582	11.56%
Transamerica Asset Allocation-International Moderate Growth VP	42,427	2.63
Transamerica Asset Allocation-Moderate VP	301,258	18.67
Transamerica Asset Allocation-Moderate Growth VP	270,106	16.74
Total	$800,373	49.60%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.20% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$9,858,306
U.S. Government	3,287,691
Proceeds from maturities and sales of securities:
Long-term	11,106,196
U.S. Government	3,201,364

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.   DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The volume of derivatives from the beginning of the year has dropped.  Futures had approximately a 60% decrease in comparison to market value of the entire portfolio.  Interest rate swaps had a 99% decrease in comparison to the market value of the portfolio of the Fund.  At the beginning of year, purchased options represented less than one percent of the market value of the portfolio to having none by year end.  Forwards had an approximate decline in volume during the year of 65%.The volume for written options and credit default swaps is indicative of the volume held throughout the year.

The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Contracts	Swap agreements, at value; Receivables; Net Assets - Unrealized appreciation on Futures Contracts	$1,017	(a)	Investment securities, at value; Swap agreements, at value; Written options and swaptions, at value; Net Assets - Unrealized depreciation on Futures Contracts	$(4,909	)(a)
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts; Net Assets - Unrealized appreciation on Futures Contracts	6,523		Unrealized depreciation on forward foreign currency contracts	(3,290)
Credit Contracts	Swap agreements, at value	6,581		Swap agreements, at value	(4,633)
Total		$14,121			$(12,832)

(a)          Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Purchased options and swaptions	Written options and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$28,386	$(170)	$2,074	$(32,441)	$—	$(2,151)
Foreign Exchange Contracts	3,973	1,169	117	—	(10,234)	(4,975)
Credit Contracts	—	—	—	3,746	—	3,746
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—
Total	$32,359	$999	$2,191	$(28,695)	$(10,234)	$(3,380)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Purchased options and swaptions	Written options and swaptions	Swap Agreements	Forwards	Total
Interest Rate Contracts	$(17,871)	$(3,143)	$2,970	$82,652	$—	$64,608
Foreign Exchange Contracts	(2,926)	(2,586)	—	—	6,466	954
Credit Contracts	—	—	—	(13,795)	—	(13,795)
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	—	—	—	—
Total	$(20,797)	$(5,729)	$2,970	$68,857	$6,466	$51,767

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts.

Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—

Undistributed (accumulated) net investment income (loss)	$18,777

Undistributed (accumulated) net realized gain (loss) from investment securities	$(18,777)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$127,710
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	82,082
Long-term Capital Gain	621

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$91,154

Undistributed Long-term Capital Gain	$1,354

Capital Loss Carryforward	$—

Post October Capital Loss Deferral	$(4,371)

Post October Currency Loss Deferral	$—

Net Unrealized Appreciation (Depreciation)	$(32,557)

Other Temporary Differences	$(582)

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica PIMCO Total Return VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

Most major financial markets showed gains during the period ended December 31, 2009. Investor sentiment improved worldwide, as economic data signaled a potential upturn in the global economy. U.S. large-cap stocks, as measured by the Standard & Poor’s 500 Composite Stock Index (“S&P 500”), gained 26.46% for the entire calendar year. There were signs of decreasing tension in the financial markets, with the volatility of the S&P 500 for the year significantly lower than for the previous year, though still above the 10-year average.

PERFORMANCE

For the period from inception May 1, 2009 through December 31, 2009, Transamerica ProFund UltraBear VP Service Class returned (43.20)%. By comparison its benchmark, the S&P 500, returned 29.70%.

STRATEGY REVIEW

The Portfolio seeks daily investment results, before fees and expenses that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500. ProFund Advisors LLC (“PFA”) uses a quantitative approach in seeking to achieve the investment objective of the Portfolio. Using this approach, PFA determines the type, quantity and mix of investment positions that the Portfolio should hold to simulate the performance of its daily benchmark. The Portfolio does not seek to provide correlation with its benchmark over any period of time other than daily, and does not seek to take defensive positions in unfavorable markets.

The S&P 500 is a widely used measure of large U.S. stock market performance. It includes a representative sample of leading companies in leading industries. Companies are selected for inclusion in the Index by Standard & Poor’s based on adequate liquidity, appropriate market capitalization, financial viability and public float. It is not possible to invest directly in an index.

Elisa Petit

Erik Benke

Ashwin Joshi

Rachel L. Ames

Todd B. Johnson

Co-Portfolio Managers

ProFund Advisors LLC

1

Average Annual Total Return for the Period Ended 12/31/2009

	10 Years or Life of Fund	Inception Date
Service Class	(43.20)%	05/01/2009
S&P 500*	29.70%	05/01/2009

NOTES

* The Standard & Poor’s 500 Composite Stock Index ("S&P 500") is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica ProFund UltraBear VP
Service Class	$1,000.00	$630.40	$5.05	$1,019.00	$6.26	1.23%

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

% of Net
Asset Type	Assets
Investment Companies	66.5%
Repurchase Agreement	11.8
Other Assets and Liabilities - Net(a)	21.7
Total	100.0%

(a)          The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 66.5%
Capital Markets - 66.5%
SSC Government Money Market Fund	165,321	$165
SSgA FDS Money Market Fund	165,321	166
SSgA Prime Money Market Fund	165,321	165
State Street Institutional Liquid Reserves Fund	165,321	166
Total Investment Companies (cost $662)		662

	Principal
REPURCHASE AGREEMENT - 11.8%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $117 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $121.	$117	117
Total Repurchase Agreement (cost $117)

Total Investment Securities (cost $779) #		779
Other Assets and Liabilities - Net		216
Net Assets		$995

FUTURES CONTRACTS: (1)

Description	Contracts Г	Expiration Date	Net Unrealized Depreciation
S&P 500 E Mini Index	(38)	03/19/2010	$(34)

NOTES TO SCHEDULE OF INVESTMENTS:

#	Aggregate cost for federal income tax purposes is $779.
Г	Contract amounts are not in thousands.
(1)	Cash in the amount of $205 has been segregated with the custodian to cover open future contracts.

DEFINITIONS:

SSC	State Street Corporation.
SSgA	State Street Global Advisors.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies - Financials	$662	$—	$—	$662
Cash & Cash Equivalent - Repurchase Agreement	—	117	—	117
Total	$662	$117	$—	$779

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts - Depreciation	$—	$(34)	$—	$(34)
Total	$—	$(34)	$—	$(34)

*                 Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $662)	$662
Repurchase agreement, at value (cost: $117)	117
Cash on deposit with custodian	205
Receivables:
Due from advisor	9
Variation margin	22
1,015
Liabilities:
Accounts payable and accrued liabilities:
Audit and tax fees	16
Other	4
20
Net assets	$995

Net assets consist of:
Capital stock ($.01 par value)	$2
Additional paid-in capital	1,520
Undistributed (accumulated) net realized gain (loss) on investment securities and futures	(493)
Net unrealized appreciation (depreciation) on:
Futures contracts	(34)
Net assets	$995

Shares outstanding	175

Net asset value and offering price per share	$5.68

STATEMENT OF OPERATIONS

For the period ended December 31, 2009(b)

(all amounts in thousands)

Investment income:
Interest income	— (a)

Expenses:
Management and advisory	4
Printing and shareholder reports	8
Custody	6
Administration	— (a)
Legal	— (a)
Audit and tax	33
Trustees	— (a)
Transfer agent	— (a)
Distribution and service:
Service Class	1
Total expenses	52
Less waiver/reimbursement	(47)
Net expenses	5
Net investment loss	(5)

Net realized gain (loss) on transactions from:
Investment securities	— (a)
Futures contracts	(493)
(493)
Net decrease in unrealized appreciation (depreciation) on:
Futures contracts	(34)
Change in unrealized appreciation (depreciation)	(34)
Net realized and unrealized loss	(527)

Net decrease in net assets resulting from operations	$(532)

(a)          Rounds to less than $1.

(b)         Commenced operations on May 1, 2009.

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the period ended

(all amounts in thousands)

December 31, 2009(a)
From operations:
Net investment loss	$(5)
Net realized gain (loss) from investment securities and futures contracts	(493)
Change in net unrealized appreciation (depreciation) on futures contracts	(34)
Net decrease in net assets resulting from operations	(532)

Capital share transactions:
Proceeds from shares sold:
Service Class	4,071
Cost of shares redeemed:
Service Class	(2,544)
Net increase in net assets from capital shares transactions	1,527
Net increase in net assets	995

Net assets:
Beginning of period	—
End of period	$995

Share activity:
Shares issued	564
Shares redeemed:	(389)
Net increase (decrease) in shares outstanding:
Service Class	175

(a)          Commenced operations on May 1, 2009

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Service Class
	May 1 to Dec 31, 2009
Net asset value
Beginning of period	$10.00
Investment operations
Net investment loss(a)	(0.05)
Net realized and unrealized loss	(4.27)
Total operations	(4.32)
Net asset value
End of period	$5.68
Total return(b)	(43.20	)%(c)
Net assets end of year (000’s)	$995
Ratio and supplemental data
Expenses to average net assets(e)
After reimbursement/fee waiver	1.23	%(d)
Before reimbursement/fee waiver	12.53	%(d)
Net investment loss, to average net assets(f)	(1.21	)%(d)
Portfolio turnover rate	—%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Fund”) commenced operations on May 1, 2009. The Fund is part of TST.

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Standard & Poor’s 500 Stock Index (“S&P 500”).

The Fund currently offers one class of shares: a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The underlying face amounts of open futures contracts at December 31, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2.-(continued)

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied.They are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Derivative instruments: Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation, including forward contracts, swap contracts, and future contracts. These are generally categorized as a level 2 in the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

Transamerica Asset Management, Inc. (“TAM”) is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

At the commencement of operations, TAM, an affiliate of the Fund, invested in the Fund. As of December 31, 2009, TAM had remaining investments in the Fund as follows:

	Market Value	% of Fund’s Net Assets
Service Class	$142	14%

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.-(continued)

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.85%
Over $250 million up to $750 million	0.80%
Over $750 billion	0.75%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.98 % Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the period ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$47	12/31/2012

Distribution and service fees: TST has adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares, amounts equal to actual expenses associated with distributing the shares.

The Fund is authorized under the Distribution Plan to pay fees up to a limit of 0.25% for Service Class.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.    INVESTMENT TRANSACTIONS

There were no proceeds from securities purchased or securities sold (excluding short-term securities) for the period ended December 31, 2009.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.   DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Receivables, Net Assets - Unrealized appreciation	$—	(a)	Accounts payable and accrued liabilities, Net Assets - Unrealized depreciation	$(34	)(a)

(a)          Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Purchased options and swaptions		Total
Equity Contracts	$(493)	—	(a)	$(493)

(a)          Rounds to less than $1.

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Purchased options and swaptions	Total
Equity Contracts	$(34)	—	$(34)

NOTE 6.     FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for the open tax year (2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$(5)
Undistributed (accumulated) net investment income (loss)	$5
Undistributed (accumulated) net realized gain (loss) from investment securities	$—

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through

$237	December 31, 2017

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6.-(continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(237)
Post October Capital Loss Deferral	$(290)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$—
Other Temporary Differences	$—

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica ProFund UltraBear VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica ProFund UltraBear VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the period ended December 31, 2009.

14

Transamerica Science & Technology VP

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended December 31, 2009, equity markets experienced tremendous volatility as they grappled with, and then overcame, a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period modestly higher.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. gross domestic product was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Science & Technology VP Initial Class returned 57.77%.  By comparison its benchmark, the Dow Jones U.S. Technology Index, returned 64.49%.

STRATEGY REVIEW

Transamerica Science & Technology VP generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

During the fiscal year, the Portfolio — while posting solid double-digit returns — underperformed its benchmark. Positive relative performance was attributable primarily to overweighting the consumer discretionary sector and top-performing healthcare sector. Also contributing to performance was our security selection in the information technology (i.e., Data Domain) and healthcare (i.e., Human Genome Sciences, Inc.) sectors.

Data storage deduplication provider Data Domain benefited earlier in the year as a bidding war for the company erupted between rival suitors. EMC Corp. bought Data Domain in July, and we sold our position to realize the price gain from the acquisition. Human Genome Sciences, Inc., a biotechnology research company, had recent success in the testing phases for its drug to treat Lupus. This would be a tremendous opportunity for Human Genome Sciences, Inc. since a new Lupus drug has not been introduced in the last fifty years.

Key performance detractors included security selection in the telecommunication services sector, and individual holdings FLIR Systems, Inc. and Gilead Sciences, Inc. FLIR Systems, Inc., a manufacturer of multi-use handheld infrared readers, had significant growth. However, there was concern about a decrease in the company’s capital expenditures and its ability to lower the price of its product making it available for broader consumer usage. We sold the position to look for other investment opportunities.

Gilead Sciences, Inc., a biopharmaceutical company whose primary drugs are Truvada and Atripla (for the treatment of HIV-1 in adults), saw substantial growth during the period. However, it suffered from investors’ interest in more cyclical growth stocks that hold greater appeal during post-recession recoveries. We continue to hold this position and believe in Gilead’s long-term growth potential.

Kirk J. Kim

Jeffrey J. Hoo, CFA

Erik U. Rollé

Joshua D. Shaskan, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	57.77%	2.11%	(7.39)%	05/01/2000
Dow Jones U.S. Technology*	64.49%	4.34%	(7.04)%	05/01/2000
Service Class	57.89%	1.88%	6.92%	05/01/2003

NOTES

* The Dow Jones U.S. Technology Index (“Dow Jones U.S. Technology”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Science & Technology VP
Initial Class	$1,000.00	$1,259.20	$4.84	$1,020.92	$4.33	0.85%
Service Class	1,000.00	1,260.20	6.27	1,019.66	5.60	1.10

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.5%
Securities Lending Collateral	3.6
Repurchase Agreement	2.5
Other Assets and Liabilities - Net(a)	(3.6)
Total	100.0%

(a)          The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.5%
Aerospace & Defense - 2.1%
Hexcel Corp. ‡	190,500	$2,473
Biotechnology - 9.2%
Alexion Pharmaceuticals, Inc. ‡	65,700	3,207
Gilead Sciences, Inc. ‡	29,905	1,294
Human Genome Sciences, Inc. ‡	203,000	6,213
Communications Equipment - 15.8%
Brocade Communications Systems, Inc. ‡	200,000	1,526
Cisco Systems, Inc. ‡	44,420	1,063
F5 Networks, Inc. ‡	80,445	4,263
Juniper Networks, Inc. ‡	66,130	1,764
Palm, Inc. ‡ Λ	323,555	3,248
Polycom, Inc. ‡	166,000	4,145
QUALCOMM, Inc.	49,845	2,306
Computers & Peripherals - 6.1%
Apple, Inc. ‡	23,095	4,870
EMC Corp./Massachusetts ‡	125,355	2,190
Diversified Consumer Services - 1.1%
Capella Education Co. ‡	16,285	1,226
Diversified Telecommunication Services - 3.8%
AT&T, Inc.	81,630	2,288
Verizon Communications, Inc.	65,145	2,158
Electronic Equipment & Instruments - 3.1%
DTS, Inc. ‡	105,000	3,592
Health Care Equipment & Supplies - 4.0%
Intuitive Surgical, Inc. ‡	9,200	2,790
NuVasive, Inc. ‡ Λ	57,345	1,834
Internet & Catalog Retail - 8.0%
Amazon.com, Inc. ‡	42,740	5,749
priceline.com, Inc. ‡	16,580	3,623
Internet Software & Services - 8.8%
Equinix, Inc. ‡	44,120	4,683
Google, Inc. -Class A ‡	5,725	3,549
Vocus, Inc. ‡	109,365	1,969
Semiconductors & Semiconductor Equipment - 4.5%
Broadcom Corp. -Class A ‡	69,000	2,170
Intel Corp.	148,000	3,019
Software - 22.8%
Activision Blizzard, Inc. ‡	336,000	3,733
Citrix Systems, Inc. ‡	53,000	2,205
Concur Technologies, Inc. ‡	68,700	2,937
Informatica Corp. ‡	92,685	2,397
Microsoft Corp.	101,300	3,089
Nuance Communications, Inc. ‡	211,325	3,284
Rovi Corp. ‡	100,300	3,197
Salesforce.com, Inc. ‡	79,260	5,847
Wireless Telecommunication Services - 8.2%
American Tower Corp. -Class A ‡	46,885	2,026
NII Holdings, Inc. ‡	88,145	2,959
SBA Communications Corp. -Class A ‡	56,460	1,929
Sprint Nextel Corp. ‡	719,885	2,635
Total Common Stocks (cost $86,679)		113,450

Principal
REPURCHASE AGREEMENT - 2.5%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $2,931 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $2,991.	$2,931	2,931
Total Repurchase Agreement (cost $2,931)

	Shares
SECURITIES LENDING COLLATERAL - 3.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	4,155,590	4,156
Total Securities Lending Collateral (cost $4,156)

Total Investment Securities (cost $93,766) #		120,537
Other Assets and Liabilities - Net		(4,163)

Net Assets		$116,374

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $4,063.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $93,968. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $29,834 and $3,265, respectively. Net unrealized appreciation for tax purposes is $26,569.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$10,599	$—	$—	$10,599
Equities - Health Care	15,338	—	—	15,338
Equities - Industrials	2,473	—	—	2,473
Equities - Information Technology	68,739	—	—	68,739
Equities - Telecommunication Services	16,301	—	—	16,301
Cash & Cash Equivalent - Repurchase Agreement	—	2,931	—	2,931
Cash & Cash Equivalent - Securities Lending Collateral	4,156	—	—	4,156
Total	$117,606	$2,931	$—	$120,537

The notes to the financial statements are an integral part of this report.

4

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $90,835)	$117,606
(including securities loaned of $4,063)
Repurchase agreement, at value (cost: $2,931)	2,931
Foreign currency (cost: $27)	29
Receivables:
Shares sold	91
Securities lending income (net)	4
120,661
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	33
Management and advisory fees	75
Distribution and service fees	1
Administration fees	2
Printing and shareholder reports fees	7
Audit and tax fees	8
Other	5
Collateral for securities on loan	4,156
4,287
Net assets	$116,374

Net assets consist of:
Capital stock ($.01 par value)	$285
Additional paid-in capital	110,275
Undistributed (accumulated) net realized gain (loss) from investment securities	(20,960)
Net unrealized appreciation (depreciation) on:
Investment securities	26,771
Translation of assets and liabilities denominated in foreign currencies	3
Net assets	$116,374
Net assets by class:
Initial Class	$108,836
Service Class	7,538
Shares outstanding:
Initial Class	26,650
Service Class	1,876
Net asset value and offering price per share:
Initial Class	$4.08
Service Class	4.02

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$404
Securities lending income (net)	21
425
Expenses:
Management and advisory	690
Printing and shareholder reports	16
Custody	11
Administration	18
Legal	5
Audit and tax	17
Trustees	3
Transfer agent	2
Distribution and service:
Service Class	10
Other	2
Total expenses	774
Net investment loss	(349)

Net realized gain (loss) on transactions from:
Investment securities	(15,904)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	57,727
Translation of assets and liabilities denominated in foreign currencies	1
Change in unrealized appreciation (depreciation)	57,728
Net realized and unrealized gain	41,824

Net increase in net assets resulting from operations	$41,475

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF CHANGES IN NET ASSETS

For the year ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment loss	$(349)	$(374)
Net realized gain (loss) from investment securities	(15,904)	(4,067)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	57,728	(81,432)
Net increase (decrease) in net assets resulting from operations	41,475	(85,873)

Distributions to shareholders:
From net realized gains:
Initial Class	(868)	(6,962)
Service Class	(44)	(276)
	(912)	(7,238)
Total distributions to shareholders	(912)	(7,238)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,342	20,786
Service Class	5,046	3,107
	20,388	23,893
Dividends and distributions reinvested:
Initial Class	868	6,962
Service Class	44	276
	912	7,238
Cost of shares redeemed:
Initial Class	(14,904)	(62,299)
Service Class	(1,979)	(4,477)
	(16,883)	(66,776)
Net increase (decrease) in net assets from capital shares transactions	4,417	(35,645)

Net increase (decrease) in net assets	44,980	(128,756)

Net assets:
Beginning of year	71,394	200,150
End of year	$116,374	$71,394

Share activity:
Shares issued:
Initial Class	4,682	5,043
Service Class	1,463	764
	6,145	5,807
Shares issued-reinvested from distributions:
Initial Class	251	1,662
Service Class	13	66
	264	1,728
Shares redeemed:
Initial Class	(4,647)	(16,425)
Service Class	(633)	(1,134)
	(5,280)	(17,559)
Net increase (decrease) in shares outstanding:
Initial Class	286	(9,720)
Service Class	843	(304)
	1,129	(10,024)

The notes to the financial statements are an integral part of this report.

6

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$2.61	$5.35	$4.03	$4.36	$4.29
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.51	(2.50)	1.34	0.02	0.10
Total operations	1.50	(2.51)	1.32	0.01	0.09
Distributions
From net investment income	—	—	—	—	(0.02)
From net realized gains	(0.03)	(0.23)	—	(0.34)	—
Total distributions	(0.03)	(0.23)	—	(0.34)	(0.02)
Net asset value
End of year	$4.08	$2.61	$5.35	$4.03	$4.36
Total return(b)	57.77%	(48.59)%	32.75%	1.01%	2.06%
Net assets end of year (000’s)	$108,836	$68,734	$193,067	$135,878	$153,247
Ratio and supplemental data
Expenses to average net assets	0.86%	0.86%	0.85%	0.85%	0.88%
Net investment loss, to average net assets	(0.38)%	(0.27)%	(0.38)%	(0.33)%	(0.22)%
Portfolio turnover rate	45%	52%	62%	93%	91%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$2.57	$5.30	$4.00	$4.34	$4.28
Investment operations
Net investment loss(a)	(0.02)	(0.02)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	1.50	(2.48)	1.33	0.02	0.09
Total operations	1.48	(2.50)	1.30	—	0.07
Distributions
From net investment income	—	—	—	—	(0.01)
From net realized gains	(0.03)	(0.23)	—	(0.34)	—
Total distributions	(0.03)	(0.23)	—	(0.34)	(0.01)
Net asset value
End of year	$4.02	$2.57	$5.30	$4.00	$4.34
Total return(b)	57.89%	(48.87)%	32.50%	0.76%	1.86%
Net assets end of year (000’s)	$7,538	$2,660	$7,083	$2,504	$2,251
Ratio and supplemental data
Expenses to average net assets	1.11%	1.11%	1.10%	1.10%	1.13%
Net investment loss, to average net assets	(0.64)%	(0.54)%	(0.65)%	(0.59)%	(0.47)%
Portfolio turnover rate	45%	52%	62%	93%	91%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

7

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Science & Technology VP (the “Fund”) is part of TST. The Fund is non-diversified under the 1940 Act.

The Fund seeks long-term growth of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

8

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and a sub-adviser of other funds within TST.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$3,440	2.96%
Transamerica Asset Allocation-Growth VP	5,479	4.71
Transamerica Asset Allocation-Moderate VP	14,814	12.73
Transamerica Asset Allocation-Moderate Growth VP	30,648	26.34
Total	$54,381	46.74%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.78%
Over $500 million	0.70%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.98% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.    INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$44,774
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	37,959
U.S. Government	—

NOTE 5.    FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$(349)
Undistributed (accumulated) net investment income (loss)	$349
Undistributed (accumulated) net realized gain (loss) from investment securities	$—

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through

$20,758	December 31, 2017

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$—
Long-term Capital Gain	912
2008 Distributions paid from:
Ordinary Income	—
Long-term Capital Gain	7,238

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(20,758)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$26,572
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica Templeton Global VP.  A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. The reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

12

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Science & Technology VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Science & Technology VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

13

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $912 for the year ended December 31, 2009.

14

Transamerica Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

During the twelve months ended December 31, 2009, equity markets experienced tremendous volatility as they grappled with a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. Government and Treasury Department to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period with double-digit gains.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. gross domestic product was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Small/Mid Cap Value VP Initial Class returned 43.21%. By comparison its benchmark, the Russell 2500® Value Index (“Russell 2500® Value”), returned 27.68%.

STRATEGY REVIEW

Entering 2009, management had positioned the portfolio in expectation of a rebound among certain segments of the economy and market in the latter half of the year. The rebound occurred more quickly than anticipated, effectively “fast-forwarding” the portfolio’s gains and contributing to outperformance vs. its benchmark for the fiscal year.

During the summer, while the portfolio continued to benefit from the market’s rebound, management took profits to reinvest in new or newer holdings it expects to show strength through late 2010 and in to 2011.

Stock selection in the auto & transportation (i.e., Tenneco, Inc.) and financial services (i.e., Host Hotels & Resorts, Inc.) sectors and overweighting the top-performing consumer discretionary sector were the primary contributors to positive relative performance during the period. Despite a virtual shutdown in auto production earlier in the year, Tenneco, a producer of emission control products, saw its stock price increase as management successfully steered the company through the downturn and subsequent resurgence in U.S. auto manufacturing. Following strong outperformance through late summer, we sold the position to leverage other opportunities. While remaining underweight in financials, we focused on quality companies with strong balance sheets and good cash flows. Host Hotels & Resorts, a hotel real estate investment trust, benefited from improving consumer sentiment.

Detracting from relative performance was stock selection in the materials & processing, technology and producer durables sectors. Also, individual holdings Comstock Resources Inc. (“Comstock”) and Zep, Inc (“Zep”). were performance detractors. Comstock, an independent natural gas production and exploration company, was hurt by a decline in energy prices early in the period. However, with large reserves of natural gas yet to be discovered in the United States, we feel that Comstock will benefit as demand for this resource increases. Industrial cleaning supply manufacturer Zep suffered early in the period by a drop in sales and an increase in raw-material costs. We sold our position in Zep to look for better investment opportunities.

Jeffrey J. Hoo, CFA

Joshua D. Shaskan, CFA

Thomas E. Larkin, III

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	43.21%	7.21%	10.53%	05/04/1993
Russell 2500® Value *	27.68%	0.84%	8.18%
Service Class	42.90%	6.93%	8.75%	05/03/2004

NOTES

* The Russell 2500® Value Index (“Russell 2500® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Small/Mid Cap Value VP
Initial Class	$1,000.00	$1,243.50	$4.98	$1,020.77	$4.48	0.88%
Service Class	1,000.00	1,242.00	6.39	1,019.51	5.75	1.13

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.9%
Repurchase Agreement	1.3
Securities Lending Collateral	1.1
Other Assets and Liabilities - Net	(1.3)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 98.9%
Airlines - 2.3%
Continental Airlines, Inc. -Class B ‡	313,540	$5,619
Biotechnology - 1.9%
Martek Biosciences Corp. ‡	246,925	4,677
Capital Markets - 3.8%
Cohen & Steers, Inc. Λ	194,245	4,437
Raymond James Financial, Inc. Λ	205,000	4,872
Chemicals - 6.6%
FMC Corp.	85,030	4,741
Intrepid Potash, Inc. ‡	214,510	6,257
Terra Industries, Inc.	160,161	5,156
Commercial Banks - 6.8%
Bank of Hawaii Corp.	138,200	6,504
City National Corp.	143,750	6,555
SVB Financial Group ‡	90,100	3,756
Communications Equipment - 5.3%
Arris Group, Inc. ‡	352,690	4,031
Brocade Communications Systems, Inc. ‡	636,320	4,856
Harmonic Lightwaves, Inc. ‡	658,489	4,168
Diversified Consumer Services - 2.4%
Sotheby’s	264,260	5,941
Electric Utilities - 2.9%
ITC Holdings Corp.	74,185	3,865
NV Energy, Inc.	275,400	3,409
Electrical Equipment - 4.4%
General Cable Corp. ‡	180,170	5,301
Woodward Governor Co.	211,500	5,450
Energy Equipment & Services - 3.2%
Oil States International, Inc. ‡	96,915	3,808
Superior Energy Services, Inc. ‡	171,240	4,160
Health Care Equipment & Supplies - 4.1%
Cooper Cos., Inc.	153,600	5,855
Hologic, Inc. ‡	296,940	4,306
Health Care Providers & Services - 2.3%
Mednax, Inc. ‡	95,000	5,710
Household Durables - 2.3%
Tupperware Brands Corp.	119,835	5,581
Insurance - 2.2%
HCC Insurance Holdings, Inc.	195,850	5,478
Life Sciences Tools & Services - 2.3%
Charles River Laboratories International, Inc. ‡	166,495	5,609
Machinery - 7.6%
AGCO Corp. ‡	153,000	4,948
Harsco Corp.	140,565	4,530
Manitowoc Co., Inc.	355,000	3,539
Watts Water Technologies, Inc. -Class A	180,415	5,578
Media - 3.0%
Arbitron, Inc.	109,815	2,572
Lamar Advertising Co. -Class A ‡	153,720	4,779
Metals & Mining - 3.6%
AK Steel Holding Corp.	215,000	4,590
Thompson Creek Metals Co., Inc. ‡	369,115	4,326
Multiline Retail - 1.8%
Saks, Inc. ‡ Λ	693,110	4,547
Oil, Gas & Consumable Fuels - 2.5%
Comstock Resources, Inc. ‡	150,540	6,107
Professional Services - 2.2%
Manpower, Inc.	101,600	5,545
Real Estate Investment Trusts - 8.3%
BioMed Realty Trust, Inc.	255,000	4,024
Douglas Emmett, Inc.	314,608	4,483
Kilroy Realty Corp.	158,896	4,873
Omega Healthcare Investors, Inc.	365,350	7,107
Real Estate Management & Development - 4.9%
Jones Lang Lasalle, Inc.	117,245	7,081
St. Joe Co. ‡	171,635	4,959
Road & Rail - 3.3%
Kansas City Southern ‡	247,000	8,223
Software - 1.0%
THQ, Inc. ‡	498,000	2,510
Specialty Retail - 3.3%
Gymboree Corp. ‡	107,175	4,660
Office Depot, Inc. ‡	522,670	3,371
Trading Companies & Distributors - 3.3%
Beacon Roofing Supply, Inc. ‡	246,525	3,944
WESCO International, Inc. ‡	158,690	4,287
Water Utilities - 1.3%
Aqua America, Inc.	180,000	3,152
Total Common Stocks (cost $202,040)		243,837

Principal
REPURCHASE AGREEMENT - 1.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $3,237 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $3,306	$3,237	3,237
Total Repurchase Agreement (cost $3,237)

	Shares
SECURITIES LENDING COLLATERAL - 1.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	2,717,859	2,718
Total Securities Lending Collateral (cost $2,718)

Total Investment Securities (cost $207,995) #		249,792
Other Assets and Liabilities - Net		(3,150)

Net Assets		$246,642

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $2,647.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $207,918. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $48,786 and $6,912, respectively. Net unrealized appreciation for tax purposes is $41,874.

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$31,451	$—	$—	$31,451
Equities - Energy	14,075	—	—	14,075
Equities - Financials	64,129	—	—	64,129
Equities - Health Care	26,157	—	—	26,157
Equities - Industrials	56,964	—	—	56,964
Equities - Information Technology	15,565	—	—	15,565
Equities - Materials	25,070	—	—	25,070
Equities - Utilities	10,426	—	—	10,426
Cash & Cash Equivalent - Repurchase Agreement	—	3,237	—	3,237
Cash & Cash Equivalent - Securities Lending Collateral	2,718	—	—	2,718
Total	$246,555	$3,237	$—	$249,792

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $204,758) (including securities loaned of $2,647)	$246,555
Repurchase agreement, at value (cost: $3,237)	3,237
Receivables:
Shares sold	68
Securities lending income (net)	3
Dividends	212
250,075
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	508
Management and advisory fees	165
Distribution and service fees	5
Administration fees	4
Printing and shareholder reports fees	16
Audit and tax fees	8
Other	9
Collateral for securities on loan	2,718
3,433
Net assets	$246,642

Net assets consist of:
Capital stock ($.01 par value)	$153
Additional paid-in capital	246,181
Undistributed net investment income	2,111
Undistributed (accumulated) net realized gain (loss) on investment securities	(43,600)
Net unrealized appreciation (depreciation) on:
Investment securities	41,797
Net assets	$246,642

Net assets by class:
Initial Class	$222,235
Service Class	24,407
Shares outstanding:
Initial Class	13,768
Service Class	1,525
Net asset value and offering price per share:
Initial Class	$16.14
Service Class	16.01

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income	$3,909
Interest income	1
Securities lending income (net)	55
3,965
Expenses:
Management and advisory	1,645
Printing and shareholder reports	55
Custody	25
Administration	41
Legal	11
Audit and tax	18
Trustees	8
Transfer agent	4
Distribution and service:
Service Class	39
Other	8
Total expenses	1,854

Net investment income	2,111

Net realized gain (loss) on transactions from:
Investment securities	12,364

Net increase in unrealized appreciation (depreciation) on:
Investment securities	60,035
Net realized and unrealized gain	72,399

Net increase in net assets resulting from operations	$74,510

The notes to the financial statements are an integral part of this report.

6

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$2,111	$6,218
Net realized gain (loss) from investment securities	12,364	(56,071)
Change in net unrealized appreciation (depreciation) on investment securities	60,035	(162,431)
Net increase (decrease) in net assets resulting from operations	74,510	(212,284)

Distributions to shareholders:
From net investment income:
Initial Class	(6,087)	(6,329)
Service Class	(437)	(436)
	(6,524)	(6,765)
From net realized gains:
Initial Class	—	(44,489)
Service Class	—	(3,491)
	—	(47,980)
Total distributions to shareholders	(6,524)	(54,745)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,154	92,748
Service Class	11,489	18,042
	27,643	110,790
Dividends and distributions reinvested:
Initial Class	6,086	50,818
Service Class	437	3,927
	6,523	54,745
Cost of shares redeemed:
Initial Class	(38,921)	(183,515)
Service Class	(5,197)	(21,404)
	(44,118)	(204,919)
Net decrease in net assets from capital shares transactions	(9,952)	(39,384)

Net increase (decrease) in net assets	58,034	(306,413)

Net assets:
Beginning of year	188,608	495,021
End of year	$246,642	$188,608
Undistributed net investment income	$2,111	$6,524

Share activity:
Shares issued:
Initial Class	1,201	4,581
Service Class	788	881
	1,989	5,462
Shares issued-reinvested from distributions:
Initial Class	406	2,734
Service Class	29	213
	435	2,947
Shares redeemed:
Initial Class	(3,016)	(13,130)
Service Class	(391)	(1,418)
	(3,407)	(14,548)
Net (decrease) in shares outstanding:
Initial Class	(1,409)	(5,815)
Service Class	426	(324)
	(983)	(6,139)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.60	$22.10	$19.58	$18.33	$16.94
Investment operations
Net investment income(a)	0.14	0.28	0.34	0.19	0.16
Net realized and unrealized gain (loss)	4.84	(8.43)	4.35	2.94	2.11
Total operations	4.98	(8.15)	4.69	3.13	2.27
Distributions
From net investment income	(0.44)	(0.29)	(0.21)	(0.18)	(0.08)
From net realized gains	—	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.44)	(2.35)	(2.17)	(1.88)	(0.88)
Net asset value
End of year	$16.14	$11.60	$22.10	$19.58	$18.33
Total return(b)	43.21%	(40.86)%	24.74%	18.05%	13.56%
Net assets end of year (000’s)	$222,235	$175,980	$463,795	$409,879	$407,351
Ratio and supplemental data
Expenses to average net assets	0.88%	0.86%	0.85%	0.86%	0.86%
Net investment income, to average net assets	1.03%	1.52%	1.57%	0.98%	0.92%
Portfolio turnover rate	89%	60%	18%	24%	33%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$11.49	$21.94	$19.48	$18.26	$16.92
Investment operations
Net investment income(a)	0.12	0.23	0.27	0.14	0.15
Net realized and unrealized gain (loss)	4.78	(8.36)	4.33	2.94	2.06
Total operations	4.90	(8.13)	4.60	3.08	2.21
Distributions
From net investment income	(0.38)	(0.26)	(0.18)	(0.16)	(0.07)
From net realized gains	—	(2.06)	(1.96)	(1.70)	(0.80)
Total distributions	(0.38)	(2.32)	(2.14)	(1.86)	(0.87)
Net asset value
End of year	$16.01	$11.49	$21.94	$19.48	$18.26
Total return(b)	42.90%	(41.05)%	24.39%	17.82%	13.26%
Net assets end of year (000’s)	$24,407	$12,628	$31,226	$15,822	$10,717
Ratio and supplemental data
Expenses to average net assets	1.13%	1.11%	1.10%	1.11%	1.11%
Net investment income, to average net assets	0.91%	1.29%	1.27%	0.73%	0.82%
Portfolio turnover rate	89%	60%	18%	24%	33%

(a)               Calculated based on average number of shares outstanding.

(b)              Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Fund”) is part of TST.

The Fund seeks to maximize total return.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $— are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.      SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: The descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and is generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets are included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, TIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $500 million	0.80%
Over $500 million	0.75%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.89% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4.    INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$179,704
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	197,245
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$21,050	December 31, 2016
$22,626	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$6,524
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	8,182
Long-term Capital Gain	46,563

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$1,987
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(43,676)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$41,874
Other Temporary Differences	$123

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6.     SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Small/Mid Cap Value VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Small/Mid Cap Value VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

14

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

15

Transamerica T. Rowe Price Equity Income VP

(unaudited)

MARKET ENVIRONMENT

After a dismal start, U.S. stocks produced strong gains in 2009. Intervention by the federal government provided liquidity to the credit markets, stabilized the banking sector, and stimulated the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs of stabilizing. In that environment, mid-cap shares performed much better than their smaller and larger peers. As measured by various Russell indexes, growth stocks significantly outperformed value across all market capitalizations. Within the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), information technology was the strongest sector by far for the year. Materials and consumer discretionary shares also did very well. Traditionally defensive, value-oriented utilities and telecommunication services shares lagged, with the latter sector the only one in the index to have a single-digit return for the year.

PERFORMANCE

For the year ended December 31, 2009, Transamerica T. Rowe Price Equity Income VP Initial Class returned 25.42%.  By comparison it’s primary and secondary benchmarks, the S&P 500 and the Russell 1000® Value Index, returned 26.46% and 19.69%, respectively.

STRATEGY REVIEW

The Portfolio delivered strong absolute results for the 12 months ended December 31, 2009, but slightly underperformed the S&P 500 in a period when large-cap growth-oriented shares outperformed their value counterparts by a wide margin. An underweight position and stock selection meant information technology stocks detracted most from performance compared with the index. The key contributions to relative results came from positioning in the consumer staples and discretionary sectors.

Stock selection and an underweight position in information technology hurt relative results most. In particular, our positioning in the computers and peripherals industry segment detracted; Internet software and services and software companies were other sources of weakness. Generally speaking, the underweight to the sector can be explained by the fact that these are higher growth names that do not fit our investment philosophy. Instead, we tended to favor technology companies with more stable, strong cash flow and healthy balance sheets. Unfortunately, these sorts of stocks generally lagged during the market rebound.

Looking at positive contributors to return relative to the benchmark, stock selection and an underweight position in consumer staples shares helped. Among individual contributors, it helped that we sold our stake in newly integrated beverage giant Anheuser-Busch InBev NV on strength during the year. The company did well early in 2009 due to cost cuts, progress on financial deleveraging, and other beneficial synergies. Positioning in Wal-Mart Stores Inc. also aided relative results, as we had no exposure to these shares for most of the year before building a position in the fourth quarter. This is consistent with our general approach, which in recent months has seen us add large, high-quality names trading at a discount relative to their historical valuations.

Another key contribution to the Portfolio’s relative return came from stock selection in the consumer discretionary sector. Positioning in the media and household durables segments helped. Indeed, Whirlpool Corp. was a leading contributor to absolute and relative results. Specialty retailer Tiffany was another key contributor, helped by cost cutting, its strong brand, and global expansion.

It was a similar story in the industrials sector, where outperformance was driven by stock choices. The leading contributor in this segment was 3M Co., which was attractive because of its focus on new product development and global growth. Cost cutting helped make for better margins in recent quarters and helped position the company to benefit from any improvement in sales volumes. Agricultural equipment maker Deere & Co. and industrial product manufacturer Illinois Tool Works, Inc. were also key contributors, benefiting from economic improvement in addition to a number of company-specific factors.

Looking ahead, we are fairly optimistic on stocks, believing we have turned the corner on the economy. We think equity valuations are reasonable, corporate earnings are recovering, and there remains a massive amount of cash on the sidelines to fuel continued gains. Nevertheless, we would caution investors that the market may be choppy after the huge recent rally and that stocks remain vulnerable to external shocks in the financial and political realm. That said, we believe the biggest risk to our outlook will be if the economy does not rebound at a pace that allows for reasonable earnings growth—where 2009 was about restoring stability to the financial system, 2010 should be all about earnings.

Brian C. Rogers, CFA, CIC

Portfolio Manager

T. Rowe Price Associates, Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	25.42%	0.55%	4.02%	01/03/1995
S&P 500*	26.46%	0.42%	(0.95)%
Russell 1000® Value*	19.69%	(0.25)%	2.47%
Service Class	25.16%	0.28%	5.46%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index ("S&P 500") and the Russell 1000® Value Index ("Russell 1000® Value") are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio's investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company's website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica T. Rowe Price Equity Income VP
Initial Class	$1,000.00	$1,243.80	$4.58	$1,021.12	$4.13	0.81%
Service Class	1,000.00	1,242.70	5.99	1,019.86	5.40	1.06

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	96.5%
Investment Company	2.5
Securities Lending Collateral	0.6
Convertible Bond	0.6
Repurchase Agreement	0.3
Other Assets and Liabilities - Net(a)	(0.5)
Total	100.0%

(a)          The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 96.5%
Aerospace & Defense - 2.6%
Boeing Co.	58,200	$3,150
Honeywell International, Inc.	75,000	2,940
Lockheed Martin Corp.	24,600	1,854
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. -Class B	55,100	3,161
Airlines - 0.6%
Southwest Airlines Co.	159,000	1,817
Automobiles - 0.5%
Harley-Davidson, Inc.	61,500	1,550
Biotechnology - 0.6%
Amgen, Inc. ‡	31,400	1,776
Building Products - 1.0%
Masco Corp.	156,400	2,160
USG Corp. ‡ Λ	55,900	785
Capital Markets - 2.1%
Bank of New York Mellon Corp.	125,280	3,505
Legg Mason, Inc.	77,100	2,325
Och-Ziff Capital Management Group LLC -Class A Λ	45,800	629
Chemicals - 1.7%
EI du Pont de Nemours & Co.	79,600	2,681
International Flavors & Fragrances, Inc.	62,700	2,579
Commercial Banks - 4.8%
Allied Irish Banks PLC ‡	88,650	152
KeyCorp	173,100	961
Marshall & Ilsley Corp.	67,700	369
Regions Financial Corp.	146,100	773
SunTrust Banks, Inc.	101,300	2,055
U.S. Bancorp	207,100	4,662
Wells Fargo & Co.	222,140	5,995
Commercial Services & Supplies - 0.7%
Avery Dennison Corp.	58,500	2,135
Communications Equipment - 0.4%
Cisco Systems, Inc. ‡	54,900	1,314
Computers & Peripherals - 0.6%
Dell, Inc. ‡	118,800	1,706
Construction Materials - 0.8%
Vulcan Materials Co.	48,400	2,549
Consumer Finance - 3.6%
American Express Co.	170,000	6,889
Capital One Financial Corp.	57,600	2,208
SLM Corp. ‡	170,200	1,918
Distributors - 0.5%
Genuine Parts Co.	37,250	1,414
Diversified Consumer Services - 0.2%
H&R Block, Inc.	26,900	608
Diversified Financial Services - 6.1%
Bank of America Corp.	454,077	6,838
JPMorgan Chase & Co.	254,722	10,614
NYSE Euronext	61,600	1,558
Diversified Telecommunication Services - 3.6%
AT&T, Inc.	222,340	6,232
Qwest Communications International, Inc.	447,400	1,884
Verizon Communications, Inc.	93,042	3,082
Electric Utilities - 3.9%
Duke Energy Corp.	125,300	2,156
Entergy Corp.	30,100	2,464
Exelon Corp.	22,700	1,109
FirstEnergy Corp.	24,450	1,136
Pinnacle West Capital Corp.	44,100	1,613
PPL Corp.	40,000	1,292
Progress Energy, Inc.	59,300	2,432
Electrical Equipment - 0.6%
Cooper Industries PLC -Class A	45,414	1,936
Energy Equipment & Services - 1.5%
BJ Services Co.	46,500	865
Schlumberger, Ltd.	58,500	3,808
Food & Staples Retailing - 0.4%
Wal-Mart Stores, Inc.	20,300	1,085
Food Products - 2.5%
Hershey Co.	113,400	4,058
Kraft Foods, Inc. -Class A	85,500	2,324
McCormick & Co., Inc.	37,200	1,344
Health Care Providers & Services - 0.5%
WellPoint, Inc. ‡	27,400	1,597
Hotels, Restaurants & Leisure - 0.9%
Marriott International, Inc. -Class A	78,456	2,138
MGM Mirage, Inc. ‡ Λ	85,300	778
Household Durables - 3.3%
Black & Decker Corp.	23,800	1,543
D.R. Horton, Inc.	51,900	564
Fortune Brands, Inc.	90,000	3,888
Harman International Industries, Inc.	28,200	995
Whirlpool Corp.	39,900	3,218
Household Products - 0.7%
Kimberly-Clark Corp.	36,000	2,294
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	43,300	1,523
NRG Energy, Inc. ‡	29,100	687
Industrial Conglomerates - 4.1%
3M Co.	67,500	5,580
General Electric Co.	474,350	7,178
Insurance - 3.7%
Chubb Corp.	27,600	1,357
Lincoln National Corp.	93,266	2,320
Marsh & McLennan Cos., Inc.	146,000	3,225
Progressive Corp. ‡	72,000	1,295
Sun Life Financial, Inc.	72,600	2,085
Travelers Cos., Inc.	23,310	1,162
Internet Software & Services - 0.6%
eBay, Inc. ‡	82,000	1,930
IT Services - 1.0%
Computer Sciences Corp. ‡	54,000	3,107
Leisure Equipment & Products - 0.7%
Mattel, Inc.	113,100	2,260
Machinery - 2.9%
Deere & Co.	59,000	3,191
Eaton Corp.	17,100	1,088
Illinois Tool Works, Inc.	85,600	4,108
Pall Corp.	14,200	514
Media - 5.4%
Cablevision Systems Corp. -Class A	91,500	2,363
McGraw-Hill Cos., Inc.	102,900	3,448
New York Times Co. -Class A ‡	135,100	1,670
Time Warner, Inc.	144,700	4,216
Walt Disney Co.	115,700	3,731
WPP PLC	103,700	1,014

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Metals & Mining - 1.6%
Alcoa, Inc.	90,000	$1,451
Nucor Corp.	72,600	3,387
Multiline Retail - 0.3%
Macy’s, Inc.	63,100	1,058
Multi-Utilities - 2.8%
CenterPoint Energy, Inc.	36,700	533
NiSource, Inc.	196,900	3,028
PG&E Corp.	44,700	1,996
TECO Energy, Inc.	43,400	704
Xcel Energy, Inc.	107,400	2,279
Oil, Gas & Consumable Fuels - 12.3%
Anadarko Petroleum Corp.	53,400	3,333
BP PLC ADR	66,574	3,859
Chevron Corp.	107,450	8,272
ConocoPhillips	25,600	1,307
Consol Energy, Inc.	6,800	339
Exxon Mobil Corp.	107,438	7,326
Murphy Oil Corp.	67,500	3,659
Royal Dutch Shell PLC -Class A ADR	103,500	6,221
Spectra Energy Corp.	67,700	1,389
Sunoco, Inc.	54,900	1,433
Williams Cos., Inc.	30,700	647
Paper & Forest Products - 2.4%
International Paper Co.	158,093	4,234
MeadWestvaco Corp.	71,300	2,041
Weyerhaeuser Co.	23,000	992
Pharmaceuticals - 4.3%
Bristol-Myers Squibb Co.	107,400	2,712
Eli Lilly & Co.	76,900	2,746
Johnson & Johnson	46,500	2,995
Merck & Co., Inc.	100,300	3,665
Pfizer, Inc.	70,461	1,282
Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc.	94,000	2,968
Applied Materials, Inc.	77,600	1,082
Intel Corp.	91,600	1,869
Software - 2.1%
Electronic Arts, Inc. ‡	64,000	1,136
Microsoft Corp.	170,300	5,193
Specialty Retail - 3.3%
Bed Bath & Beyond, Inc. ‡	87,000	3,361
Home Depot, Inc.	173,600	5,022
Tiffany & Co.	42,200	1,815
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. ‡	200,700	735
Vodafone Group PLC	576,600	1,335
Total Common Stocks (cost $311,170)		297,921

INVESTMENT COMPANY - 2.5%
Capital Markets - 2.5%
T. Rowe Price Prime Reserve Fund ◊	7,609,693	7,610
Total Investment Company (cost $7,610)

	Principal
CONVERTIBLE BOND - 0.6%
Automobiles - 0.6%
Ford Motor Co.
4.25%, 12/15/2036	$1,584	2,000
Total Convertible Bond (cost $689)

REPURCHASE AGREEMENT - 0.3%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $841 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $860.	841	841
Total Repurchase Agreement (cost $841)

	Shares
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	1,818,840	1,819
Total Securities Lending Collateral (cost $1,819)

Total Investment Securities (cost $322,129) #		310,191
Other Assets and Liabilities - Net		(1,604)
Net Assets		$308,587

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $1,754.
◊	The investment issuer is affiliated with the sub-adviser of the Fund.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $324,812. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $39,479 and $54,100, respectively. Net unrealized depreciation for tax purposes is $14,621.

DEFINITIONS:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

5

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$45,639	$1,014	$—	$46,653
Equities - Consumer Staples	11,105	—	—	11,105
Equities - Energy	42,458	—	—	42,458
Equities - Financials	62,744	152	—	62,896
Equities - Health Care	16,773	—	—	16,773
Equities - Industrials	41,597	—	—	41,597
Equities - Information Technology	20,305	—	—	20,305
Equities - Materials	19,914	—	—	19,914
Equities - Telecommunication Services	11,933	1,335	—	13,268
Equities - Utilities	22,952	—	—	22,952
Fixed Income - Consumer Discretionary	—	2,000	—	2,000
Investment Company - Financials	7,610	—	—	7,610
Cash & Cash Equivalent - Repurchase Agreement	—	841	—	841
Cash & Cash Equivalent - Securities Lending Collateral	1,819	—	—	1,819
Total	$304,849	$5,342	$—	$310,191

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $321,288) (including securities loaned of $1,754)	$309,350
Repurchase agreement, at value (cost: $841)	841
Receivables:
Investment securities sold	422
Shares sold	73
Interest	6
Securities lending income (net)	1
Dividends	491
Dividend reclaims	28
311,212
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	244
Shares redeemed	313
Management and advisory fees	196
Distribution and service fees	4
Administration fees	5
Printing and shareholder reports fees	22
Audit and tax fees	9
Other	13
Collateral for securities on loan	1,819
2,625
Net assets	$308,587

Net assets consist of:
Capital stock ($.01 par value)	$308
Additional paid-in capital	352,583
Undistributed net investment income	5,983
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(38,348)
Net unrealized appreciation (depreciation) on:
Investment securities	(11,938)
Translation of assets and liabilities denominated in foreign currencies	(1)
Net assets	$308,587

Net assets by class:
Initial Class	$290,075
Service Class	18,512
Shares outstanding:
Initial Class	29,007
Service Class	1,837
Net asset value and offering price per share:
Initial Class	$10.00
Service Class	10.08

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $60)	$8,006
Interest income	110
Securities lending income (net)	58
8,174
Expenses:
Management and advisory	2,033
Printing and shareholder reports	52
Custody	38
Administration	54
Legal	14
Audit and tax	21
Trustees	10
Transfer agent	5
Distribution and service:
Service Class	35
Other	7
Total expenses	2,269
Net investment income	5,905

Net realized gain (loss) on transactions from:
Investment securities	(30,148)
Foreign currency transactions	2
(30,146)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	86,395
Net realized and unrealized gain	56,249

Net increase in net assets resulting from operations	$62,154

The notes to the financial statements are an integral part of this report.

7

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$5,905	$10,739
Net realized gain (loss) from investment securities and foreign currency transactions	(30,146)	(5,044)
Change in net unrealized appreciation (depreciation) on investment securities	86,395	(183,530)
Net increase (decrease) in net assets resulting from operations	62,154	(177,835)

Distributions to shareholders:
From net investment income:
Initial Class	(10,112)	(10,147)
Service Class	(499)	(515)
	(10,611)	(10,662)
From net realized gains:
Initial Class	(2,046)	(117,660)
Service Class	(113)	(6,877)
	(2,159)	(124,537)
Total distributions to shareholders	(12,770)	(135,199)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,432	11,543
Service Class	5,944	4,078
	17,376	15,621
Dividends and distributions reinvested:
Initial Class	12,158	127,807
Service Class	612	7,392
	12,770	135,199
Cost of shares redeemed:
Initial Class	(47,420)	(107,698)
Service Class	(4,314)	(12,310)
	(51,734)	(120,008)
Net increase (decrease) in net assets from capital shares transactions	(21,588)	30,812

Net increase (decrease) in net assets	27,796	(282,222)

Net assets:
Beginning of year	280,791	563,013
End of year	$308,587	$280,791
Undistributed net investment income	$5,987	$10,691

Share activity:
Shares issued:
Initial Class	1,322	883
Service Class	648	279
	1,970	1,162
Shares issued-reinvested from distributions:
Initial Class	1,302	11,201
Service Class	64	643
	1,366	11,844
Shares redeemed:
Initial Class	(5,703)	(7,843)
Service Class	(503)	(945)
	(6,206)	(8,788)
Net increase (decrease) in shares outstanding:
Initial Class	(3,079)	4,241
Service Class	209	(23)
	(2,870)	4,218

The notes to the financial statements are an integral part of this report.

8

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.33	$19.08	$20.81	$20.12	$21.32
Investment operations
Net investment income(a)	0.19	0.36	0.36	0.33	0.33
Net realized and unrealized gain (loss)	1.90	(5.79)	0.34	3.18	0.50
Total operations	2.09	(5.43)	0.70	3.51	0.83
Distributions
From net investment income	(0.35)	(0.42)	(0.47)	(0.41)	(0.39)
From net realized gains	(0.07)	(4.90)	(1.96)	(2.41)	(1.64)
Total distributions	(0.42)	(5.32)	(2.43)	(2.82)	(2.03)
Net asset value
End of year	$10.00	$8.33	$19.08	$20.81	$20.12
Total return(b)	25.42%	(35.97)%	3.32%	18.96%	4.11%

Net assets end of year (000’s)	$290,075	$267,148	$531,387	$841,295	$802,067
Ratio and supplemental data
Expenses to average net assets	0.82%	0.80%	0.80%	0.80%	0.79%
Net investment income, to average net assets	2.18%	2.55%	1.70%	1.61%	1.60%
Portfolio turnover rate	13%	27%	22%	14%	22%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.38	$19.15	$20.89	$20.19	$21.42
Investment operations
Net investment income(a)	0.16	0.33	0.30	0.28	0.28
Net realized and unrealized gain (loss)	1.92	(5.83)	0.35	3.20	0.50
Total operations	2.08	(5.50)	0.65	3.48	0.78
Distributions
From net investment income	(0.31)	(0.37)	(0.43)	(0.37)	(0.37)
From net realized gains	(0.07)	(4.90)	(1.96)	(2.41)	(1.64)
Total distributions	(0.38)	(5.27)	(2.39)	(2.78)	(2.01)
Net asset value
End of year	$10.08	$8.38	$19.15	$20.89	$20.19
Total return(b)	25.16%	(36.19)%	3.06%	18.71%	3.81%
Net assets end of year (000’s)	$18,512	$13,643	$31,626	$28,865	$21,561

Ratio and supplemental data
Expenses to average net assets	1.07%	1.05%	1.05%	1.05%	1.04%
Net investment income, to average net assets	1.90%	2.28%	1.45%	1.35%	1.37%
Portfolio turnover rate	13%	27%	22%	14%	22%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Equity Income VP (the “Fund”) is part of TST.

The Fund seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$2	0.00%
Transamerica Asset Allocation-Growth VP	48	0.02
Transamerica Asset Allocation-Moderate VP	559	0.18
Transamerica Asset Allocation-Moderate Growth VP	553	0.18
Transamerica BlackRock Tactical Allocation VP	1,564	0.51
Total	$2,726	0.89%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.75%
Over $250 million up to $500 million	0.74%
Over $500 million	0.75%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.88% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that it manages in TST. There was no discount received by the Fund for the year ended December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.    INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$33,981
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	63,772
U.S. Government	—

NOTE 5.    FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(2)
Undistributed (accumulated) net realized gain (loss) from investment securities	$2

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$32,936	December 31, 2017

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE. 5 (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	10,611
Long-term Capital Gain	2,159
2008 Distributions paid from:
Ordinary Income	$14,886
Long-term Capital Gain	120,313

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$5,903
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(32,936)
Post October Capital Loss Deferral	$(2,650)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$(14,621)
Other Temporary Differences	$—

NOTE 6.   SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica BlackRock Large Cap Value VP. A proxy statement/prospectus will be sent to shareholders to discuss the transaction in detail. If approved, the reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica T. Rowe Price Equity Income VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Equity Income VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $2,159 for the year ended December 31, 2009.

16

Transamerica T. Rowe Price Growth Stock VP

(unaudited)

MARKET ENVIRONMENT

The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) posted impressive double-digit returns over the 12 months, and the more cyclical sectors rebounded sharply after lagging the traditionally defensive sectors late in 2008 and in early 2009. All sectors delivered positive returns. Information technology was the clear leader in the index. The materials and consumer discretionary sectors were also top performers. Telecommunication services were the worst performer in the period, and utilities and energy also lagged. In the large-cap stock universe, growth significantly outperformed value, as measured by the Russell market indices. Large-cap growth stocks outperformed small-cap growth.

PERFORMANCE

For the year ended December 31, 2009, Transamerica T. Rowe Price Growth Stock VP Initial Class returned 43.31%.  By comparison it’s primary and secondary benchmarks, the S&P 500 and the Russell 1000® Growth Index, returned 26.46% and 37.21%, respectively.

STRATEGY REVIEW

The Portfolio posted robust double-digit returns for the 12 months ended December 31, 2009, strongly outpacing the benchmark S&P 500 Index. Stock selection was the primary reason for relative outperformance, but sector weighting also benefited results. The information technology sector was by far the leading outperformer, followed by health care and energy. The materials sector slightly underperformed the index.

Information technology was the primary contributor to relative outperformance on a significant overweight against the index and on stock selection. This sector was by far the leading performer in the index for the year. Stock selection in computers and peripherals led sector performance. Apple, Inc., the Portfolio’s top absolute contributor, continued to post impressive revenues and margins. Mac computers and iPhones posted record quarterly sales. Portfolio results were aided by stock selection and an overweight position in the internet software and services industry.  Shares of Tencent Holdings, Ltd., operator of China’s largest online messaging community, continued to rise on impressive revenue growth driven by a successful gaming business. Google, Inc. benefited from an improving global advertising market, reporting a strong latest quarter of growth in revenues and profits. The company’s Internet search business will benefit from an early cycle recovery. Marvell Technology Group, Ltd., maker of semiconductor chips for computers and mobile phones, posted stronger results on higher revenue growth and tighter cost controls, while raising guidance on increasing growth of wireless and mobile end markets.

The health care sector benefited from stock selection. The health care providers and services industry drove sector performance, on stock selection and an overweight position. Pharmacy benefit managers such as Medco Health Solutions, Inc. and Express Scripts, Inc. are benefiting as companies seek to reduce health care costs. Intuitive Surgical, Inc., maker of robotic surgical systems, consistently beat market expectations in a challenging environment. A new system launch and a well-executed commercial strategy powered the company’s outstanding performance.

The energy sector performance was driven by Portfolio stock selection in this weaker sector of the index. Petroleo Brasileiro SA, a Brazilian state-controlled oil company, continues to benefit from large proven oil reserves.  The firm has expanded production in recent months as oil prices have increased and stabilized. Performance also benefited from limited exposure to large diversified oil companies, which underperformed companies more leveraged to an economic recovery.

U.S. stocks continued to rise in the last quarter, building on the rally that started in March, as the economy displayed further signs of recovery. Despite these encouraging signs, we anticipate sluggish growth for 2010 with a gradual transition from recession to recovery. Housing industry concerns and lingering high unemployment will dampen spending. We continue to seek quality companies with seasoned management teams, strong earnings-growth potential, and solid free cash flow, while keeping aware of stock price valuations.

P. Robert Bartolo, CPA, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	43.31%	1.78%	0.81%	01/03/1995
S&P 500*	26.46%	0.42%	(0.95)%
Russell 1000® Growth *	37.21%	1.63%	(3.99)%
Service Class	42.91%	1.53%	5.71%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) and the Russell 1000® Growth Index (“Russell 1000® Growth”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica T. Rowe Price Growth Stock VP
Initial Class	$1,000.00	$1,243.80	$4.69	$1,021.02	$4.23	0.84%
Service Class	1,000.00	1,242.40	6.16	1,019.71	5.55	1.09

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.9%
Repurchase Agreement	0.4
Preferred Stock	0.4
Securities Lending Collateral	0.3
Investment Company	0.3
Other Assets and Liabilities - Net(a)	(0.3)
Total	100.0%

(a)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK - 0.4%
Diversified Financial Services - 0.4%
Bank of America Corp., 10.00% ▲	99,700	$1,488
Total Preferred Stock (cost $1,496)

COMMON STOCKS - 98.9%
Aerospace & Defense - 1.1%
Precision Castparts Corp.	36,800	4,061
Air Freight & Logistics - 1.3%
Expeditors International of Washington, Inc.	72,500	2,517
FedEx Corp.	28,700	2,395
Beverages - 1.1%
PepsiCo, Inc.	70,100	4,263
Biotechnology - 2.5%
Celgene Corp. ‡	34,300	1,910
Gilead Sciences, Inc. ‡	149,100	6,453
Vertex Pharmaceuticals, Inc. ‡	31,900	1,367
Capital Markets - 5.3%
BlackRock, Inc. -Class A	5,700	1,324
Charles Schwab Corp.	179,300	3,374
Franklin Resources, Inc.	30,900	3,255
Goldman Sachs Group, Inc.	23,600	3,986
Morgan Stanley	108,400	3,209
Northern Trust Corp.	35,600	1,865
State Street Corp.	23,300	1,014
TD Ameritrade Holding Corp. ‡	110,600	2,143
Chemicals - 1.8%
Monsanto Co.	28,300	2,314
Praxair, Inc.	59,400	4,770
Commercial Banks - 2.2%
PNC Financial Services Group, Inc.	35,800	1,890
U.S. Bancorp	164,100	3,693
Wells Fargo & Co.	105,800	2,856
Commercial Services & Supplies - 0.4%
Republic Services, Inc. -Class A	59,400	1,682
Communications Equipment - 4.3%
Cisco Systems, Inc. ‡	205,100	4,910
Juniper Networks, Inc. ‡	142,000	3,787
QUALCOMM, Inc.	164,200	7,596
Computers & Peripherals - 7.8%
Apple, Inc. ‡	116,200	24,503
Hewlett-Packard Co.	29,200	1,504
International Business Machines Corp.	21,400	2,801
Toshiba Corp. ‡	214,000	1,187
Consumer Finance - 0.9%
American Express Co.	85,600	3,469
Diversified Financial Services - 4.4%
Bank of America Corp.	56,900	857
CME Group, Inc. -Class A	5,800	1,949
IntercontinentalExchange, Inc. ‡	25,100	2,819
Invesco, Ltd.	162,900	3,827
JPMorgan Chase & Co.	180,300	7,512
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	29,600	1,391
Electronic Equipment & Instruments - 0.8%
Dolby Laboratories, Inc. -Class A ‡	65,100	3,107
Energy Equipment & Services - 2.4%
Cameron International Corp. ‡	61,900	2,587
Schlumberger, Ltd.	96,700	6,295
Smith International, Inc.	14,500	394
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	50,800	3,006
Food Products - 0.4%
Nestle SA	30,360	1,473
Health Care Equipment & Supplies - 1.6%
Covidien PLC	4,700	225
Intuitive Surgical, Inc. ‡	12,300	3,731
Stryker Corp.	43,600	2,196
Health Care Providers & Services - 6.8%
Express Scripts, Inc. ‡	88,500	7,651
McKesson Corp.	54,900	3,431
Medco Health Solutions, Inc. ‡	212,600	13,587
WellPoint, Inc. ‡	19,600	1,142
Hotels, Restaurants & Leisure - 2.8%
Carnival Corp. ‡	26,100	827
Marriott International, Inc. -Class A	120,287	3,278
MGM Mirage, Inc. ‡ Λ	30,500	278
Starbucks Corp. ‡	169,600	3,911
Wynn Macau, Ltd. ‡	354,800	438
Yum! Brands, Inc.	59,100	2,067
Household Products - 0.8%
Procter & Gamble Co.	52,357	3,174
Industrial Conglomerates - 1.1%
3M Co.	34,200	2,827
McDermott International, Inc. ‡	61,800	1,484
Insurance - 0.5%
Sun Life Financial, Inc.	68,600	1,984
Internet & Catalog Retail - 4.5%
Amazon.com, Inc. ‡	93,300	12,550
Expedia, Inc. ‡	102,445	2,634
priceline.com, Inc. ‡	8,200	1,792
Internet Software & Services - 7.8%
Baidu, Inc. ADR ‡	6,900	2,837
Google, Inc. -Class A ‡	36,100	22,382
Tencent Holdings, Ltd.	228,400	4,946
IT Services - 7.1%
Accenture PLC -Class A	94,600	3,926
Automatic Data Processing, Inc.	57,700	2,471
Cielo SA	104,600	922
Mastercard, Inc. -Class A	19,100	4,889
Visa, Inc. -Class A	131,900	11,535
Western Union Co.	177,400	3,344
Life Sciences Tools & Services - 0.2%
Illumina, Inc. ‡	20,100	616
Machinery - 3.9%
Danaher Corp.	152,600	11,475
Deere & Co.	27,600	1,493
PACCAR, Inc.	60,700	2,201
Media - 1.6%
McGraw-Hill Cos., Inc.	92,000	3,083
Walt Disney Co.	97,300	3,138
Metals & Mining - 1.1%
Agnico-Eagle Mines, Ltd.	15,400	832
BHP Billiton, Ltd.	84,816	3,245
Multiline Retail - 0.5%
Kohl’s Corp. ‡	37,900	2,044
Oil, Gas & Consumable Fuels - 4.0%
EOG Resources, Inc.	31,500	3,065
Exxon Mobil Corp.	18,790	1,281

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Oil, Gas & Consumable Fuels - (continued)
Murphy Oil Corp.	34,500	$1,870
Petroleo Brasileiro SA -Class A ADR	122,000	5,171
Suncor Energy, Inc.	107,700	3,803
Pharmaceuticals - 1.9%
Allergan, Inc.	77,900	4,909
Teva Pharmaceutical Industries, Ltd. ADR	43,400	2,438
Road & Rail - 0.2%
Union Pacific Corp.	10,900	697
Semiconductors & Semiconductor Equipment - 2.5%
Broadcom Corp. -Class A ‡	63,300	1,991
Intel Corp.	98,600	2,011
Marvell Technology Group, Ltd. ‡	213,700	4,435
Samsung Electronics Co., Ltd.	1,460	1,001
Software - 3.7%
Autodesk, Inc. ‡	70,700	1,796
McAfee, Inc. ‡	69,700	2,828
Microsoft Corp.	245,300	7,480
Salesforce.com, Inc. ‡	27,900	2,058
Specialty Retail - 3.1%
AutoZone, Inc. ‡	30,200	4,775
Carmax, Inc. ‡	84,700	2,054
Lowe’s Cos., Inc.	149,400	3,494
O’Reilly Automotive, Inc. ‡	35,400	1,349
Textiles, Apparel & Luxury Goods - 0.7%
Nike, Inc. -Class B	42,400	2,801
Trading Companies & Distributors - 0.3%
Fastenal Co. Λ	29,700	1,237
Wireless Telecommunication Services - 4.3%
American Tower Corp. -Class A ‡	149,400	6,456
Crown Castle International Corp. ‡	228,300	8,912
Leap Wireless International, Inc. ‡	30,378	533
MetroPCS Communications, Inc. ‡	84,400	644
Total Common Stocks (cost $317,225)		378,990

INVESTMENT COMPANY - 0.3%
Capital Markets - 0.3%
T. Rowe Price Prime Reserve Fund ◊	1,132,350	1,132
Total Investment Company (cost $1,132)

	Principal
REPURCHASE AGREEMENT - 0.4%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $1,653 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 5.00%, due 07/01/2018, and with a value of $1,687.	$1,653	1,653
Total Repurchase Agreement (cost $1,653)

	Shares
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	1,197,400	1,197
Total Securities Lending Collateral (cost $1,197)

Total Investment Securities (cost $322,703) #		384,460
Other Assets and Liabilities - Net		(1,227)

Net Assets		$383,233

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 12/31/2009.
‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $1,169.
◊	The investment issuer is affiliated with the sub-adviser of the fund.
#

Aggregate cost for federal income tax purposes is $324,592. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $65,492 and $5,624, respectively. Net unrealized appreciation for tax purposes is $59,868.

DEFINITIONS:

ADR	American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$50,513	$—	$—	$50,513
Equities - Consumer Staples	10,443	1,473	—	11,916
Equities - Energy	24,466	—	—	24,466
Equities - Financials	52,513	—	—	52,513
Equities - Health Care	49,656	—	—	49,656
Equities - Industrials	33,460	—	—	33,460
Equities - Information Technology	115,516	7,134	—	122,650
Equities - Materials	7,917	3,246	—	11,163
Equities - Telecommunication Services	24,141	—	—	24,141
Investment Company - Financials	—	1,132	—	1,132
Cash & Cash Equivalent - Repurchase Agreement	—	1,653	—	1,653
Cash & Cash Equivalent - Securities Lending Collateral	1,197	—	—	1,197
Total	$369,822	$14,638	$—	$384,460

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $321,050) (including securities loaned of $1,169)	$382,807
Repurchase agreement, at value (cost: $1,653)	1,653
Foreign currency (cost: $13)	13
Receivables:
Shares sold	8
Securities lending income (net)	1
Dividends	341
Dividend reclaims	54
384,877
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	55
Shares redeemed	93
Management and advisory fees	253
Distribution and service fees	1
Deferred foreign taxes	1
Administration fees	6
Printing and shareholder reports fees	9
Audit and tax fees	8
Other	21
Collateral for securities on loan	1,197
1,644
Net assets	$383,233

Net assets consist of:
Capital stock ($.01 par value)	$195
Additional paid-in capital	403,490
Undistributed net investment income	402
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(82,613)
Net unrealized appreciation (depreciation) on:
Investment securities	61,757
Translation of assets and liabilities denominated in foreign currencies	2
Net assets	$383,233
Net assets by class:
Initial Class	$376,669
Service Class	6,564
Shares outstanding:
Initial Class	19,129
Service Class	336
Net asset value and offering price per share:
Initial Class	$19.69
Service Class	19.56

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $58)	$3,115
Interest income	16
Securities lending income (net)	2
3,133
Expenses:
Management and advisory	2,527
Printing and shareholder reports	21
Custody	42
Administration	64
Legal	16
Audit and tax	40
Trustees	12
Transfer agent	6
Distribution and service:
Service Class	10
Other	7
Total expenses	2,745

Net investment income	388

Net realized gain (loss) on transactions from:
Investment securities (net of foreign capital gains tax of $10)	(35,687)
Foreign currency transactions	(2)
(35,689)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	151,923
Translation of assets and liabilities denominated in foreign currencies	(1)
151,922
Net realized and unrealized gain	116,233

Net increase in net assets resulting from operations	$116,621

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$388	$1,377
Net realized gain (loss) from investment securities and foreign currency transactions	(35,689)	(46,176)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	151,922	(164,361)
Net increase (decrease) in net assets resulting from operations	116,621	(209,160)

Distributions to shareholders:
From net investment income:
Initial Class	(1,475)	(2,152)
Service Class	(8)	(11)
	(1,483)	(2,163)
From net realized gains:
Initial Class	—	(26,127)
Service Class	—	(341)
	—	(26,468)
Total distributions to shareholders	(1,483)	(28,631)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,864	45,309
Service Class	3,626	1,431
	15,490	46,740
Dividends and distributions reinvested:
Initial Class	1,475	28,279
Service Class	8	352
	1,483	28,631
Cost of shares redeemed:
Initial Class	(25,883)	(47,935)
Service Class	(1,797)	(2,516)
	(27,680)	(50,451)
Net increase (decrease) in net assets from capital shares transactions	(10,707)	24,920

Net increase (decrease) in net assets	104,431	(212,871)

Net assets:
Beginning of year	278,802	491,673
End of year	$383,233	$278,802
Undistributed net investment income	$402	$1,488

Share activity:
Shares issued:
Initial Class	722	2,021
Service Class	212	73
	934	2,094
Shares issued-reinvested from distributions:
Initial Class	85	1,343
Service Class	— (a)	17
	85	1,360
Shares redeemed:
Initial Class	(1,648)	(2,298)
Service Class	(112)	(128)
	(1,760)	(2,426)
Net increase (decrease) in shares outstanding:
Initial Class	(841)	1,066
Service Class	100	(38)
	(741)	1,028

(a) Rounds to less than 1 share.

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.80	$25.64	$24.77	$22.85	$21.63
Investment operations
Net investment income(a)	0.02	0.07	0.12	0.10	0.06
Net realized and unrealized gain (loss)	5.95	(10.42)	2.26	2.84	1.27
Total operations	5.97	(10.35)	2.38	2.94	1.33
Distributions
From net investment income	(0.08)	(0.11)	(0.07)	(0.06)	(0.11)
From net realized gains	—	(1.38)	(1.44)	(0.96)	—
Total distributions	(0.08)	(1.49)	(1.51)	(1.02)	(0.11)
Net asset value
End of year	$19.69	$13.80	$25.64	$24.77	$22.85
Total return(b)	43.31%	(42.38)%	9.91%	13.38%	6.16%
Net assets end of year (000’s)	$376,669	$275,565	$484,693	$306,805	$311,913
Ratio and supplemental data
Expenses to average net assets	0.86%	0.87%	0.85%	0.87%	0.86%
Net investment income, to average net assets	0.13%	0.35%	0.46%	0.45%	0.26%
Portfolio turnover rate	57%	55%	56%	42%	38%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.71	$25.46	$24.63	$22.73	$21.55
Investment operations
Net investment income (loss)(a)	(0.02)	0.02	0.05	0.04	—	(c)
Net realized and unrealized gain (loss)	5.90	(10.35)	2.25	2.83	1.27
Total operations	5.88	(10.33)	2.30	2.87	1.27
Distributions
From net investment income	(0.03)	(0.04)	(0.03)	(0.01)	(0.09)
From net realized gains	—	(1.38)	(1.44)	(0.96)	—
Total distributions	(0.03)	(1.42)	(1.47)	(0.97)	(0.09)
Net asset value
End of year	$19.56	$13.71	$25.46	$24.63	$22.73
Total return(b)	42.91%	(42.50)%	9.61%	13.14%	5.90%
Net assets end of year (000’s)	$6,564	$3,237	$6,980	$5,738	$4,231
Ratio and supplemental data
Expenses to average net assets	1.11%	1.12%	1.10%	1.12%	1.11%
Net investment income (loss), to average net assets	(0.13)%	0.09%	0.19%	0.18%	—	%(d)
Portfolio turnover rate	57%	55%	56%	42%	38%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(c)	Rounds to less than ($0.01) or $0.01.

(d)	Rounds to less than (0.01%) or 0.01%.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T.Rowe Price Growth Stock VP (the “Fund”) is part of TST.

The Fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $7 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Investment company: Securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative VP	$20,585	5.37%
Transamerica Asset Allocation-Growth VP	33,254	8.68
Transamerica Asset Allocation-Moderate VP	49,229	12.85
Transamerica Asset Allocation-Moderate Growth VP	115,530	30.15
Transamerica BlackRock Tactical Allocation VP	2,093	0.55
Total	$220,691	57.60%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets at the following breakpoints:

First $250 million	0.80%
Over $250 million	0.775%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.89% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that it manages in TST. There was no discount received by the Fund for the year ended December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.    INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$179,997
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	184,467
U.S. Government	—

NOTE 5.    FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$9
Undistributed (accumulated) net realized gain (loss) from investment securities	$(9)

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$18,086	December 31, 2016
$61,346	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$1,483
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	3,268
Long-term Capital Gain	25,363

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$406
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(79,432)
Post October Capital Loss Deferral	$(1,290)
Post October Currency Loss Deferral	$(4)
Net Unrealized Appreciation (Depreciation)	$59,868
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica Jennison Growth VP. An information statement/prospectus will be sent to shareholders to discuss the transaction in detail. The reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica T. Rowe Price Growth Stock VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Growth Stock VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

14

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

15

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

After a dismal start, U.S. stocks produced strong gains in 2009. Intervention by the Federal Government provided liquidity to the credit markets, stabilized the banking sector, and stimulated the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs of stabilizing. In that environment, mid-cap shares performed much better than their smaller and larger peers. As measured by various Russell indexes, growth stocks significantly outperformed value across all market capitalizations. Within the Morgan Stanley Capital International US Small Cap Growth Index (“MSCI US Small Cap Growth”), economically sensitive energy, information technology, and consumer discretionary shares were the three best-performing sectors for the year. Industrials were the poorest-performing sector.

PERFORMANCE

For the year ended December 31, 2009, Transamerica T. Rowe Price Small Cap VP Initial Class returned 38.70%. By comparison its benchmark, the MSCI US Small Cap Growth, returned 41.91%.

STRATEGY REVIEW

Stock choices in the information technology sector detracted most from performance compared with the benchmark, led by holdings in the Information Technology (“IT”) services industry. A key detractor in this space was NCI Inc., which provides IT services to various government agencies. The relatively stable nature of its business meant it did not participate fully in the tremendous market rally since March.

Stock selection in the consumer discretionary sector also hurt relative results. One source of underperformance in the sector was the diversified consumer services industry, home to for-profit education firm DeVry, which lagged late in the year. Sirius XM Radio Inc. was another detractor, as it hurt to be underrepresented in these shares for much of the year. We initiated a position in the stock, but not before it detracted from relative results. In addition, Burger King Holdings reported disappointing profits and lowered guidance going forward.

On a positive note, a bright spot for the Portfolio was stock selection in the industrial sector. Mining equipment maker Bucyrus International Inc. saw demand for its products improve along with the economy, and it recently announced a deal with a competitor that is expected to improve the company’s competitiveness. Another notable contributor was II-VI Inc., which made a number of operational moves that bolstered results during the year and that hint at future global expansion for its business. It was also beneficial to avoid some of the poor-performing sector constituents, such as small-cap airlines and alternative energy firm Energy Conversion Devices.

We have a fairly guarded outlook for stocks because we believe further gains will be predicated on improving earnings.  We believe this economic recovery is likely to be weaker than those in the past, and we are concerned about the long-term effect on growth of massive government deficits.

Sudhir Nanda, Ph.D., CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	38.70%	2.12%	0.33%	05/03/1999
MSCI US Small Cap Growth*	41.91%	2.57%	1.88%	05/03/1999
Service Class	38.33%	1.86%	7.53%	05/01/2003

NOTES

* The Morgan Stanley Capital International US Small Cap Growth Index (“MSCI US Small Cap Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small cap stocks generally involves great volatility and risks so an investment in the portfolio may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica T. Rowe Price Small Cap VP
Initial Class	$1,000.00	$1,255.90	$4.95	$1,020.82	$4.43	0.87%
Service Class	1,000.00	1,255.10	6.37	1,019.56	5.70	1.12

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	99.6%
Securities Lending Collateral	4.4
Repurchase Agreement	0.4
Rights	0.0 (a)
Other Assets and Liabilities - Net	(4.4)
Total	100.0%

(a) Amount rounds to less than 0.05% or (0.05%).

3

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 1.5%
DynCorp International, Inc. -Class A ‡	15,100	$217
Esterline Technologies Corp. ‡	10,300	420
GenCorp, Inc. ‡	46,100	323
HEICO Corp. -Class A	5,600	201
Transdigm Group, Inc.	15,300	726
Triumph Group, Inc.	5,100	246
Air Freight & Logistics - 0.9%
Hub Group, Inc. -Class A ‡	23,900	641
UTI Worldwide, Inc.	48,200	690
Airlines - 0.4%
Allegiant Travel Co. -Class A ‡Λ	9,700	458
Skywest, Inc.	5,800	98
Auto Components - 0.8%
Gentex Corp.	15,900	284
Tenneco, Inc. ‡	17,100	303
TRW Automotive Holdings Corp. ‡	23,900	571
Automobiles - 0.3%
Avis Budget Group, Inc. ‡	37,200	488
Beverages - 0.3%
Boston Beer Co., Inc. -Class A ‡	10,200	475
Biotechnology - 6.2%
Acorda Therapeutics, Inc. ‡	7,400	187
Alexion Pharmaceuticals, Inc. ‡	19,400	946
Alkermes, Inc. ‡	22,300	210
Allos Therapeutics, Inc. ‡Λ	9,300	61
Alnylam Pharmaceuticals, Inc. ‡Λ	8,900	157
Amicus Therapeutics, Inc. ‡Λ	2,400	10
Array Biopharma, Inc. ‡	10,900	31
BioMarin Pharmaceutical, Inc. ‡	28,700	540
Cepheid, Inc. ‡	14,900	186
Cubist Pharmaceuticals, Inc. ‡	14,300	271
Human Genome Sciences, Inc. ‡	45,800	1,400
Idenix Pharmaceuticals, Inc. ‡	13,500	29
Incyte Corp., Ltd. ‡	92,900	845
Isis Pharmaceuticals, Inc. ‡	7,100	79
Lexicon Pharmaceuticals, Inc. ‡	32,100	55
Martek Biosciences Corp. ‡	5,900	112
Momenta Pharmaceuticals, Inc. ‡	9,900	125
Myriad Genetics, Inc. ‡	15,100	394
Onyx Pharmaceuticals, Inc. ‡	15,900	467
OSI Pharmaceuticals, Inc. ‡	15,800	490
PDL Biopharma, Inc.	22,700	156
Pharmasset, Inc. ‡	9,600	199
Regeneron Pharmaceuticals, Inc. ‡	25,500	617
Rigel Pharmaceuticals, Inc. ‡	2,800	27
Seattle Genetics, Inc. ‡	22,000	224
Senomyx, Inc. ‡	21,800	82
Theravance, Inc. ‡	9,600	125
United Therapeutics Corp. ‡	11,500	605
Zymogenetics, Inc. ‡	14,500	93
Building Products - 0.0%
Builders FirstSource, Inc. ‡Λ	14,800	57
Capital Markets - 2.1%
Affiliated Managers Group, Inc. ‡	13,800	928
Cohen & Steers, Inc. Λ	4,100	94
E*Trade Financial Corp. ‡	99,700	174
Greenhill & Co., Inc.	5,500	441
Knight Capital Group, Inc. -Class A ‡	21,500	331
optionsXpress Holdings, Inc.	8,400	130
Penson Worldwide, Inc. ‡	7,600	69
Riskmetrics Group, Inc. ‡	20,600	328
Stifel Financial Corp. ‡	7,100	421
Chemicals - 1.9%
Airgas, Inc.	9,500	452
Intrepid Potash, Inc. ‡Λ	13,800	403
Koppers Holdings, Inc.	13,800	420
Nalco Holding Co.	18,500	472
Scotts Miracle-Gro Co. -Class A	6,200	244
WR Grace & Co. ‡	27,300	692
Commercial Banks - 1.6%
Glacier Bancorp, Inc.	22,200	305
Pinnacle Financial Partners, Inc. ‡	15,300	218
Signature Bank ‡	21,200	675
SVB Financial Group ‡	13,400	559
Texas Capital Bancshares, Inc. ‡	24,400	341
Commercial Services & Supplies - 1.7%
American Ecology Corp.	8,300	141
Brink’s Co.	10,400	253
Cenveo, Inc. ‡	44,300	388
Clean Harbors, Inc. ‡	7,000	417
Rollins, Inc.	13,600	262
Waste Connections, Inc. ‡	30,125	1,005
Communications Equipment - 4.3%
Acme Packet, Inc. ‡	7,800	86
Adtran, Inc.	20,500	462
Arris Group, Inc. ‡	30,000	343
Blue Coat Systems, Inc. ‡	26,700	762
Brocade Communications Systems, Inc. ‡	62,200	475
Cogo Group, Inc. ‡	24,800	183
CommScope, Inc. ‡	26,100	692
Comtech Telecommunications Corp. ‡	17,000	596
F5 Networks, Inc. ‡	26,100	1,383
Palm, Inc. ‡Λ	37,300	374
Plantronics, Inc.	10,400	270
Polycom, Inc. ‡	20,212	505
Computers & Peripherals - 0.2%
Synaptics, Inc. ‡Λ	9,200	282
Construction & Engineering - 0.4%
Dycom Industries, Inc. ‡	13,900	112
MYR Group, Inc. ‡	9,000	163
Quanta Services, Inc. ‡	15,076	314
Consumer Finance - 0.1%
World Acceptance Corp. ‡Λ	5,300	190
Containers & Packaging - 0.5%
Crown Holdings, Inc. ‡	16,100	412
Greif, Inc. -Class A	6,100	329
Distributors - 0.3%
LKQ Corp. ‡	21,600	423
Diversified Consumer Services - 1.7%
American Public Education, Inc. ‡	7,200	247
Brink’s Home Security Holdings, Inc. ‡	11,700	382
Capella Education Co. ‡	7,200	543
ITT Educational Services, Inc. ‡	3,900	374
Matthews International Corp. -Class A	11,600	411
Steiner Leisure, Ltd. ‡	11,500	457
Diversified Financial Services - 0.9%
Interactive Brokers Group, Inc. -Class A ‡	18,500	328
MSCI, Inc. -Class A ‡	29,800	947

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Diversified Telecommunication Services - 0.4%
Premiere Global Services, Inc. ‡	24,700	$204
TW Telecom, Inc. -Class A ‡	24,700	423
Electrical Equipment - 2.1%
Acuity Brands, Inc. Λ	20,600	734
General Cable Corp. ‡	12,600	371
II-VI, Inc. ‡	19,100	607
Thomas & Betts Corp. ‡	14,500	519
Woodward Governor Co.	28,800	742
Electronic Equipment & Instruments - 1.9%
Anixter International, Inc. ‡	8,700	410
Cyberoptics Corp. ‡	36,300	244
Dolby Laboratories, Inc. -Class A ‡	18,500	882
Itron, Inc. ‡	7,900	533
Rofin-Sinar Technologies, Inc. ‡	12,200	288
Trimble Navigation, Ltd. ‡	10,900	275
TTM Technologies, Inc. ‡	9,500	110
Energy Equipment & Services - 3.8%
Atwood Oceanics, Inc. ‡	15,900	570
Complete Production Services, Inc. ‡	32,900	428
Core Laboratories NV	9,000	1,062
Dawson Geophysical Co. ‡	5,000	116
Dresser-Rand Group, Inc. ‡	5,400	171
Gulf Island Fabrication, Inc.	11,500	242
ION Geophysical Corp. ‡	33,400	198
Oceaneering International, Inc. ‡	8,400	492
Oil States International, Inc. ‡	22,600	887
Superior Energy Services, Inc. ‡	23,500	571
Tesco Corp. ‡	18,100	234
TETRA Technologies, Inc. ‡	26,000	288
Unit Corp. ‡	3,500	149
Food Products - 0.3%
American Italian Pasta Co. -Class A ‡	11,200	390
Health Care Equipment & Supplies - 3.3%
American Medical Systems Holdings, Inc. ‡	23,400	451
Arthrocare Corp. ‡	10,700	254
Edwards Lifesciences Corp. ‡	7,300	634
Idexx Laboratories, Inc. ‡Λ	15,100	808
Immucor, Inc. ‡	17,200	348
Integra LifeSciences Holdings Corp. ‡	4,800	177
Masimo Corp. ‡	11,700	356
Meridian Bioscience, Inc.	29,250	630
Orthofix International NV ‡	8,400	260
Stereotaxis, Inc. ‡Λ	11,300	44
STERIS Corp.	14,300	400
Thoratec Corp. ‡	15,200	409
Health Care Providers & Services - 4.9%
Alliance Healthcare Services, Inc. ‡	25,900	148
Amedisys, Inc. ‡Λ	11,266	547
Catalyst Health Solutions, Inc. ‡	20,200	736
Centene Corp. ‡	17,500	370
Chemed Corp.	5,800	278
Chindex International, Inc. ‡	6,800	96
Corvel Corp. ‡	6,400	215
Gentiva Health Services, Inc. ‡	20,000	540
Healthsouth Corp. ‡	28,900	542
Healthspring, Inc. ‡	11,000	194
Healthways, Inc. ‡	10,400	191
Inventiv Health, Inc. ‡	10,300	167
Mednax, Inc. ‡	6,800	409
PharMerica Corp. ‡	28,500	453
PSS World Medical, Inc. ‡	17,000	384
Psychiatric Solutions, Inc. ‡	12,400	262
Sun Healthcare Group, Inc. ‡	25,400	233
Tenet Healthcare Corp. ‡	128,900	694
VCA Antech, Inc. ‡	17,600	439
Health Care Technology - 1.3%
Allscripts-Misys Healthcare Solutions, Inc. ‡	19,200	388
Cerner Corp. ‡	7,700	635
Eclipsys Corp. ‡	18,400	341
Medassets, Inc. ‡	13,100	278
Phase Forward, Inc. ‡	9,200	141
Vital Images, Inc. ‡	8,400	107
Hotels, Restaurants & Leisure - 3.0%
CEC Entertainment, Inc. ‡	9,000	287
Cheesecake Factory, Inc. ‡	29,600	639
Chipotle Mexican Grill, Inc. -Class B ‡	6,800	599
Choice Hotels International, Inc.	6,400	203
National Cinemedia, Inc.	16,600	275
Panera Bread Co. -Class A ‡	8,100	542
PF Chang’s China Bistro, Inc. ‡Λ	11,100	421
Red Robin Gourmet Burgers, Inc. ‡	11,100	199
WMS Industries, Inc. ‡	27,050	1,082
Household Durables - 0.7%
Jarden Corp.	13,800	427
Tempur-Pedic International, Inc. ‡	21,800	515
Household Products - 0.3%
Church & Dwight Co., Inc.	8,000	484
Insurance - 1.3%
Amtrust Financial Services, Inc.	20,300	240
HCC Insurance Holdings, Inc.	24,700	691
Max Capital Group, Ltd.	12,600	281
Navigators Group, Inc. ‡	5,600	264
StanCorp Financial Group, Inc.	11,100	444
Internet & Catalog Retail - 1.3%
Blue Nile, Inc. ‡Λ	1,700	108
PetMed Express, Inc. Λ	14,600	257
priceline.com, Inc. ‡	5,500	1,201
Shutterfly, Inc. ‡	14,300	255
Internet Software & Services - 2.4%
Art Technology Group, Inc. ‡	40,600	183
AsiaInfo Holdings, Inc. ‡	15,500	472
Digital River, Inc. ‡	10,980	296
J2 Global Communications, Inc. ‡	20,900	425
Mercadolibre, Inc. ‡	8,200	425
Perficient, Inc. ‡	30,000	253
S1 Corp. ‡	12,100	79
SINA Corp. ‡	11,800	534
Sohu.com, Inc. ‡	7,900	453
Valueclick, Inc. ‡	26,100	264
IT Services - 4.1%
CACI International, Inc. -Class A ‡	2,800	137
Cybersource Corp. ‡	37,300	750
Genpact, Ltd. ‡	22,300	332
Global Payments, Inc.	20,120	1,084
Heartland Payment Systems, Inc.	7,020	92
ManTech International Corp. -Class A ‡	4,700	227
NCI, Inc. -Class A ‡	33,100	915

The notes to the financial statements are an integral part of this report.

5

	Shares	Value
IT Services - 4.1% (continued)
NeuStar, Inc. -Class A ‡	16,200	$373
SRA International, Inc. -Class A ‡	13,100	250
Teletech Holdings, Inc. ‡	21,800	437
TNS, Inc. ‡	21,200	545
Unisys Corp. ‡	10,890	420
Wright Express Corp. ‡	9,700	309
Leisure Equipment & Products - 0.8%
Brunswick Corp.	23,400	297
Polaris Industries, Inc.	13,000	568
Pool Corp.	15,100	288
Life Sciences Tools & Services - 2.2%
AMAG Pharmaceuticals, Inc. ‡Λ	2,400	91
Bio-Rad Laboratories, Inc. -Class A ‡	4,700	453
Dionex Corp. ‡	3,950	292
eResearchTechnology, Inc. ‡	16,700	100
Exelixis, Inc. ‡	36,500	269
Illumina, Inc. ‡Λ	17,400	534
Mettler-Toledo International, Inc. ‡	8,400	883
Parexel International Corp. ‡	17,400	245
Techne Corp.	4,000	274
Machinery - 5.0%
Actuant Corp. -Class A	50,900	943
Bucyrus International, Inc. -Class A	5,600	316
Chart Industries, Inc. ‡	19,400	321
Gardner Denver, Inc.	22,800	970
Graco, Inc.	20,300	580
IDEX Corp.	19,400	604
John Bean Technologies Corp.	18,300	311
Middleby Corp. ‡Λ	11,300	554
Nordson Corp.	9,800	600
Robbins & Myers, Inc.	9,800	230
Toro Co. Λ	17,500	732
Valmont Industries, Inc.	3,300	259
Wabtec Corp.	15,700	641
Marine - 0.4%
Horizon Lines, Inc. -Class A	17,100	95
Kirby Corp. ‡	14,600	509
Media - 1.5%
CTC Media, Inc. ‡	20,300	302
John Wiley & Sons, Inc. -Class A	14,600	611
Knology, Inc. ‡	20,300	222
Liberty Media Corp. - Capital -Series A ‡	33,700	806
Sirius XM Radio, Inc. ‡Λ	428,600	257
Metals & Mining - 0.6%
Carpenter Technology Corp.	12,700	342
Compass Minerals International, Inc.	8,300	558
Multiline Retail - 0.5%
Big Lots, Inc. ‡	23,100	669
Oil, Gas & Consumable Fuels - 3.5%
Alpha Natural Resources, Inc. ‡	6,890	299
Arena Resources, Inc. ‡	15,500	668
Atlas Energy, Inc.	13,800	416
Bill Barrett Corp. ‡	12,200	380
Cabot Oil & Gas Corp.	3,800	166
Comstock Resources, Inc. ‡	18,600	755
Concho Resources, Inc. ‡	20,900	937
Goodrich Petroleum Corp. ‡Λ	12,300	300
Penn Virginia Corp.	13,800	294
St. Mary Land & Exploration Co.	21,300	729
Personal Products - 1.5%
Alberto-Culver Co. -Class B	19,400	568
Chattem, Inc. ‡Λ	2,500	233
Herbalife, Ltd.	15,500	629
NBTY, Inc. ‡	14,700	640
Pharmaceuticals - 1.2%
Affymax, Inc. ‡	3,800	94
Cadence Pharmaceuticals, Inc. ‡Λ	12,000	116
Medicines Co. ‡	29,900	249
Myriad Pharmaceuticals, Inc. ‡	3,625	18
Salix Pharmaceuticals, Ltd. ‡	13,700	348
Valeant Pharmaceuticals International ‡	20,600	656
Viropharma, Inc. ‡	13,400	112
Xenoport, Inc. ‡	9,400	174
Professional Services - 1.6%
Administaff, Inc.	7,300	172
Huron Consulting Group, Inc. ‡	9,600	221
IHS, Inc. -Class A ‡	7,900	433
Korn/Ferry International ‡	17,900	295
Resources Connection, Inc. ‡	30,000	638
Watson Wyatt Worldwide, Inc. -Class A	11,100	527
Real Estate Investment Trusts - 0.5%
PS Business Parks, Inc.	3,300	165
Taubman Centers, Inc.	17,000	611
Real Estate Management & Development - 0.5%
Forest City Enterprises, Inc. -Class A ‡	31,100	366
Jones Lang Lasalle, Inc.	6,600	399
Road & Rail - 0.8%
Landstar System, Inc.	18,900	733
Old Dominion Freight Line, Inc. ‡	13,100	402
Semiconductors & Semiconductor Equipment - 5.8%
Advanced Energy Industries, Inc. ‡	19,200	290
Atmel Corp. ‡	110,900	511
Cabot Microelectronics Corp. ‡	6,900	227
Cymer, Inc. ‡	15,200	583
Cypress Semiconductor Corp. ‡	41,800	441
Diodes, Inc. ‡	13,000	266
FEI Co. ‡	13,400	313
Intersil Corp. -Class A	10,160	156
Micrel, Inc.	29,600	243
Microsemi Corp. ‡	39,500	701
On Semiconductor Corp. ‡	95,800	844
Pericom Semiconductor Corp. ‡	14,200	164
PMC-Sierra, Inc. ‡	50,100	434
Semtech Corp. ‡	33,300	566
Silicon Laboratories, Inc. ‡	18,300	885
Standard Microsystems Corp. ‡	3,900	81
Tessera Technologies, Inc. ‡	13,600	316
Varian Semiconductor Equipment Associates, Inc. ‡	26,225	942
Veeco Instruments, Inc. ‡	11,300	373
Software - 7.6%
Actuate Corp. ‡	43,700	187
ANSYS, Inc. ‡	13,789	599
Blackboard, Inc. ‡	17,600	799
Commvault Systems, Inc. ‡	15,300	362
Epicor Software Corp. ‡	18,300	139
FactSet Research Systems, Inc. Λ	16,050	1,057
Informatica Corp. ‡	52,800	1,366
Jack Henry & Associates, Inc.	11,000	254

The notes to the financial statements are an integral part of this report.

6

	Shares	Value
Software - (continued)
Kenexa Corp. ‡	16,200	$211
Micros Systems, Inc. ‡	25,100	779
Monotype Imaging Holdings, Inc. ‡	34,900	315
Parametric Technology Corp. ‡	28,900	472
Progress Software Corp. ‡	6,500	190
Quest Software, Inc. ‡	21,700	399
Rovi Corp. ‡	35,000	1,116
Solera Holdings, Inc.	16,500	594
Sybase, Inc. ‡	21,000	911
Taleo Corp. -Class A ‡	23,500	553
TIBCO Software, Inc. ‡	40,700	392
Specialty Retail - 3.9%
Aaron’s, Inc. Λ	15,700	435
Aeropostale, Inc. ‡	22,550	768
Childrens Place Retail Stores, Inc. ‡	9,100	300
Dress Barn, Inc. ‡	25,800	596
Guess?, Inc.	13,300	563
Gymboree Corp. ‡	22,200	965
Hibbett Sports, Inc. ‡	15,900	350
J. Crew Group, Inc. ‡	11,300	506
Office Depot, Inc. ‡	57,600	372
Tractor Supply Co. ‡	13,600	720
Zumiez, Inc. ‡	5,100	65
Textiles, Apparel & Luxury Goods - 2.4%
Deckers Outdoor Corp. ‡	4,200	427
Fossil, Inc. ‡	15,512	521
Hanesbrands, Inc. ‡	26,000	627
Iconix Brand Group, Inc. ‡	16,800	213
Phillips-Van Heusen Corp.	21,700	882
Warnaco Group, Inc. ‡	17,700	747
Thrifts & Mortgage Finance - 0.2%
Danvers Bancorp, Inc.	14,200	185
MGIC Investment Corp. ‡Λ	11,400	66
Radian Group, Inc. Λ	8,800	64
Trading Companies & Distributors - 1.0%
Beacon Roofing Supply, Inc. ‡	26,100	418
MSC Industrial Direct Co. -Class A	13,700	644
RSC Holdings, Inc. ‡Λ	29,000	204
United Rentals, Inc. ‡	14,600	143
Wireless Telecommunication Services - 0.9%
SBA Communications Corp. -Class A ‡	27,300	933
Syniverse Holdings, Inc. ‡	14,700	257
Total Common Stocks (cost $133,648)		141,968

RIGHTS - 0.0%
Building Products - 0.0%
Builders FirstSource, Inc. ‡	23,844	6
Total Rights (cost $0)

Principal
REPURCHASE AGREEMENT - 0.4%
State Street Repurchase Agreement
0.01%, dated 12/31/2009, to be repurchased at $551 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 3.75%, due 12/15/2023, and with a value of $565.	$551	551
Total Repurchase Agreement (cost $551)

	Shares
SECURITIES LENDING COLLATERAL - 4.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	6,324,778	6,325
Total Securities Lending Collateral (cost $6,325)

Total Investment Securities (cost $140,524) #		148,850
Other Assets and Liabilities - Net		(6,230)

Net Assets		$142,620

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $6,095.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $141,865. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $23,039 and $16,054, respectively. Net unrealized appreciation for tax purposes is $6,985.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$24,569	$—	$—	$24,569
Equities - Consumer Staples	3,419	—	—	3,419
Equities - Energy	10,352	—	—	10,352
Equities - Financials	10,255	—	—	10,255
Equities - Health Care	26,912	—	—	26,912
Equities - Industrials	22,606	—	—	22,606
Equities - Information Technology	37,720	—	—	37,720
Equities - Materials	4,324	—	—	4,324
Equities - Telecommunication Services	1,817	—	—	1,817
Cash & Cash Equivalent - Repurchase Agreement	—	551	—	551
Cash & Cash Equivalent - Securities Lending Collateral	6,325	—	—	6,325
Total	$148,299	$551	$—	$148,850

The notes to the financial statements are an integral part of this report.

7

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $139,973)	$148,299
(including securities loaned of $6,095)
Repurchase agreement, at value (cost: $551)	551
Receivables:
Investment securities sold	326
Shares sold	82
Securities lending income (net)	9
Dividends	25
149,292
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	52
Shares redeemed	165
Management and advisory fees	89
Distribution and service fees	3
Administration fees	2
Printing and shareholder reports fees	17
Audit and tax fees	8
Other	11
Collateral for securities on loan	6,325
6,672
Net assets	$142,620
Net assets consist of:
Capital stock ($.01 par value)	$203
Additional paid-in capital	147,155
Undistributed (accumulated) net realized gain (loss) on investment securities	(13,064)
Net unrealized appreciation (depreciation) on:
Investment securities	8,326
Net assets	$142,620
Net assets by class:
Initial Class	$128,238
Service Class	14,382
Shares outstanding:
Initial Class	18,246
Service Class	2,085
Net asset value and offering price per share:
Initial Class	$7.03
Service Class	6.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $1)	$698
Securities lending income (net)	26
724
Expenses:
Management and advisory	884
Printing and shareholder reports	55
Custody	39
Administration	24
Legal	6
Audit and tax	17
Trustees	5
Transfer agent	2
Distribution and service:
Service Class	23
Other	3
Total expenses	1,058
Net investment loss	(334)
Net realized gain (loss) on transactions from:
Investment securities	(8,661)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	48,760
Net realized and unrealized gain	40,099

Net increase in net assets resulting from operations	$39,765

The notes to the financial statements are an integral part of this report.

8

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment loss	$(334)	$(235)
Net realized gain (loss) from investment securities	(8,661)	1,690
Change in net unrealized appreciation (depreciation) on investment securities	48,760	(71,177)
Net increase (decrease) in net assets resulting from operations	39,765	(69,722)

Distributions to shareholders:
From net realized gains:
Initial Class	(4,641)	(31,784)
Service Class	(430)	(2,773)
Total distributions to shareholders	(5,071)	(34,557)

Capital share transactions:
Proceeds from shares sold:
Initial Class	16,486	14,333
Service Class	8,211	4,234
	24,697	18,567
Dividends and distributions reinvested:
Initial Class	4,641	31,784
Service Class	430	2,773
	5,071	34,557
Cost of shares redeemed:
Initial Class	(27,054)	(71,648)
Service Class	(4,482)	(8,019)
	(31,536)	(79,667)
Net decrease in net assets from capital shares transactions	(1,768)	(26,543)

Net increase (decrease) in net assets	32,926	(130,822)

Net assets:
Beginning of year	109,694	240,516
End of year	142,620	109,694
Undistributed net investment income	$—	$—

Share activity:
Shares issued:
Initial Class	2,839	1,887
Service Class	1,349	512
	4,188	2,399
Shares issued-reinvested from distributions:
Initial Class	744	3,953
Service Class	70	350
	814	4,303
Shares redeemed:
Initial Class	(4,738)	(8,266)
Service Class	(766)	(1,040)
	(5,504)	(9,306)
Net (decrease) in shares outstanding:
Initial Class	(1,155)	(2,426)
Service Class	653	(178)
	(502)	(2,604)

The notes to the financial statements are an integral part of this report.

9

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.27	$10.27	$10.36	$11.08	$12.35
Investment operations
Net investment loss(a)	(0.01)	(0.01)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	2.02	(3.04)	1.03	0.35	1.21
Total operations	2.01	(3.05)	0.99	0.30	1.17
Distributions
From net realized gains	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Total distributions	(0.25)	(1.95)	(1.08)	(1.02)	(2.44)
Net asset value
End of year	$7.03	$5.27	$10.27	$10.36	$11.08
Total return(b)	38.70%	(36.25)%	9.61%	3.59%	10.61%
Net assets end of year (000’s)	$128,238	$102,260	$224,187	$253,644	$326,681
Ratio and supplemental data
Expenses to average net assets	0.88%	0.83%	0.82%	0.84%	0.81%
Net investment loss, to average net assets	(0.26)%	(0.13)%	(0.40)%	(0.48)%	(0.36)%
Portfolio turnover rate	34%	30%	45%	34%	49%

For a share outstanding throughout each period

	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$5.19	$10.14	$10.25	$11.00	$12.30
Investment operations
Net investment loss(a)	(0.03)	(0.03)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	1.99	(3.00)	1.01	0.35	1.21
Total operations	1.96	(3.03)	0.94	0.27	1.14
Distributions
From net realized gains	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Total distributions	(0.25)	(1.92)	(1.05)	(1.02)	(2.44)
Net asset value
End of year	$6.90	$5.19	$10.14	$10.25	$11.00
Total return(b)	38.33%	(36.40)%	9.27%	3.34%	10.40%
Net assets end of year (000’s)	$14,382	$7,434	$16,329	$17,411	$16,877
Ratio and supplemental data
Expenses to average net assets	1.13%	1.08%	1.07%	1.09%	1.06%
Net investment loss, to average net assets	(0.48)%	(0.38)%	(0.64)%	(0.73)%	(0.63)%
Portfolio turnover rate	34%	30%	45%	34%	49%

(a)   Calculated based on average number of shares outstanding.

(b)   Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

10

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Fund”) is part of TST.

The Fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of less than $1 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, are included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.75% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

The sub-adviser, T. Rowe Price, has agreed to a pricing discount based on aggregate assets that it manages in TST. There was no discount received by the Fund for the year ended December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4.     INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$39,511
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	46,205
U.S. Government	—

NOTE 5.     FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$(334)
Undistributed (accumulated) net investment income (loss)	$334
Undistributed (accumulated) net realized gain (loss) from investment securities	$—

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$11,718	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$—
Long-term Capital Gain	5,071
2008 Distributions paid from:
Ordinary Income	2,620
Long-term Capital Gain	31,937

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$—
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(11,718)
Post October Capital Loss Deferral	$(5)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$6,985
Other Temporary Differences	$—

NOTE 6.     SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica T. Rowe Price Small Cap VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Small Cap VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

16

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $5,071 for the year ended December 31, 2009.

17

Transamerica Templeton Global VP

(unaudited)

MARKET ENVIRONMENT

Transamerica Investment Management, LLC:

During the 12 months ended December 31, 2009, equity markets experienced tremendous volatility as they grappled with a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period decidedly higher.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. gross domestic product was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

Templeton Investment Counsel, LLC:

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and reversed their decline, economic growth stabilized and rebounded, and investor confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global equities rallied significantly from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse. Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world’s best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. The fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries.

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring their liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate “exceptionally low” for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to “moderately loose” policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Templeton Global VP Initial Class returned 28.32%.  By comparison its benchmark, the Morgan Stanley Capital International World Index (“MSCI World”), returned 30.79%.

STRATEGY REVIEW

Transamerica Investment Management, LLC:

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. Thus, when the market rebound began, the domestic equity portion of Transamerica Templeton Global VP was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the Portfolio rebounded vigorously. It did not, however, own the smallest constituents of the benchmark, which had fallen out of the Portfolio’s market-cap range as stock prices contracted early on. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best.

1

Leading relative performance was stock selection and underweighting the weaker returning energy sector. An additional benefit to relative performance was our overweight position in the top-performing information technology sector along with individual holding Apple Inc., the maker of consumer-friendly personal electronics. During the period, Apple’s products continued to benefit from worldwide consumers’ desire for technology that provides improved mobile communications and access to information.

Partially offsetting the gains for these and other stocks was our security selection in the healthcare sector (i.e., Gilead Sciences, Inc.) and overweighting and stock selection (i.e., Jacobs Engineering Group Inc.) in the industrials sector. Gilead Sciences, a biopharmaceutical company whose primary drugs are Truvada and Atripla (for the treatment of HIV-1 in adults), saw substantial growth during the period. However, it suffered from investors’ interest in more cyclical growth stocks that hold greater appeal during post-recession recoveries. We continue to hold this position and believe in Gilead’s long-term growth potential. Jacobs, an engineering and construction firm, experienced a slow period due to delays in “shovel ready” projects (i.e., highway and bridge construction). However, Jacobs stands to benefit as the U.S. government continues to fund civic building and repair projects and other nations develop their physical infrastructure.

Templeton Investment Counsel, LLC:

During the year under review, the Portfolio’s Asian allocation boosted performance relative to the benchmark MSCI World. An underweighted position in Japan helped relative results, as did the Portfolio’s overweighted allocations to Singapore and non-index country South Korea.

Sector-wise, stock selection in information technology and industrials had a positive impact on relative Portfolio performance. Key contributors included South Korea’s Samsung Electronics and Taiwan’s electronics component maker Lite-On Technology in the information technology sector and Dutch staffing services provider Randstad Holding in the industrials sector. An underweighted allocation to the utilities sector, one of the index’s weakest sectors, particularly electric utilities, also provided a boost. Other notable contributors included commercial banks DBS Group Holdings in Singapore and Nordea in Sweden. Norwegian telecommunication services provider Telenor was another key contributor.

During the period, the U.S. dollar depreciated against most foreign currencies, which also helped the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar fell.

Turning to detractors from performance on a geographical basis, Europe represented the largest negative effect on relative performance. Stock selection, particularly in France, Switzerland and the U.K., hurt relative results. Underweighting in Australia also had a negative impact.

From a sector perspective, underweightings and stock selection in financials and materials, two of the index’s strongest sectors, weighed on the Portfolio’s relative performance. In the financials sector, Japanese consumer credit company Promise and global insurer ACE were significant detractors. An overweighted position in the health care sector, which underperformed the index, also hindered relative Portfolio performance. Key detractors included Swiss pharmaceuticals and chemicals company Lonza Group. Elsewhere in the portfolio, Japanese game designer Nintendo in the information technology sector and France Telecom in the telecommunication services sector were major detractors.

Gary U. Rollé, CFA

Co-Portfolio Manager

Transamerica Investment Management, LLC

Tina Sadler, CFA

Antonio T. Docal, CFA

Gary Motyl, CFA

Co-Portfolio Managers

Templeton Investment Counsel, LLC

2

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	28.32%	1.24%	(3.89)%	12/03/1992
MSCI World*	30.79%	2.57%	0.23%
Service Class	27.85%	0.96%	5.48%	05/01/2003

NOTES

* The Morgan Stanley Capital International World Index (“MSCI World”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate.  Past performance does not guarantee future results.  Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end.  Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

3

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Templeton Global VP
Initial Class	$1,000.00	$1,216.30	$5.14	$1,020.57	$4.69	0.92%
Service Class	1,000.00	1,214.80	6.53	1,019.31	5.96	1.17

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.4%
Repurchase Agreement	2.5
Securities Lending Collateral	1.1
Other Assets and Liabilities - Net(a)	(1.0)
Total	100.0%

(a)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

4

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.4%
Australia - 1.0%
Brambles, Ltd.	215,974	$1,310
National Australia Bank, Ltd.	130,420	3,182
Qantas Airways, Ltd.	65,411	175
Austria - 0.6%
Telekom Austria AG	173,081	2,471
Brazil - 1.4%
Empresa Brasileira de Aeronautica SA ADR ‡	94,840	2,097
Petroleo Brasileiro SA -Class A ADR	52,330	2,218
Vale SA -Class B ADR	59,760	1,735
China - 0.2%
China Telecom Corp., Ltd.	2,602,000	1,076
Denmark - 0.2%
Vestas Wind Systems A/S ‡	16,030	976
France - 6.2%
Accor SA	30,180	1,652
AXA SA	158,707	3,726
Cie Generale des Etablissements Michelin -Class B	36,154	2,769
France Telecom SA	182,350	4,557
GDF Suez	57,596	2,495
Sanofi-Aventis SA	62,345	4,903
Total SA	78,828	5,063
Vivendi SA	86,520	2,568
Germany - 6.0%
Bayerische Motoren Werke AG	61,920	2,819
Celesio AG	75,620	1,915
Deutsche Post AG	164,460	3,178
E.ON AG ADR	97,160	4,057
Merck KGaA	30,590	2,868
Muenchener Rueckversicherungs AG	23,320	3,632
Rhoen Klinikum AG	65,063	1,583
SAP AG	65,490	3,122
Siemens AG	38,420	3,526
Hong Kong - 0.9%
Cheung Kong Holdings, Ltd.	189,000	2,438
Hutchison Whampoa, Ltd.	233,000	1,596
Ireland - 0.7%
CRH PLC	106,978	2,924
Israel - 1.7%
Check Point Software Technologies ‡	79,545	2,695
Teva Pharmaceutical Industries, Ltd. ADR	84,825	4,765
Italy - 1.3%
Autogrill SpA ‡ Λ	128,842	1,624
ENI SpA ADR	50,085	2,534
UniCredit SpA ‡	423,341	1,416
Japan - 3.2%
Fujifilm Holdings Corp.	45,000	1,358
Konica Minolta Holdings, Inc.	217,500	2,241
Mabuchi Motor Co., Ltd. Λ	25,800	1,279
Nintendo Co., Ltd.	9,300	2,221
Nomura Holdings, Inc.	31,400	234
Sony Corp. ADR	41,270	1,197
Takeda Pharmaceutical Co., Ltd.	32,500	1,339
Toyota Motor Corp.	58,200	2,454
USS Co., Ltd.	28,810	1,759
Korea, Republic of - 1.6%
KB Financial Group, Inc. ADR ‡	47,153	2,398
Samsung Electronics Co., Ltd.	377	259
Samsung Electronics Co., Ltd. GDR -144A ∞	13,150	4,602
Netherlands - 3.1%
Akzo Nobel NV	34,990	2,320
ING Groep NV ADR ‡	41,841	410
ING Groep NV ‡	246,794	2,377
Koninklijke KPN NV	49,700	845
Koninklijke Philips Electronics NV	112,710	3,331
Randstad Holding NV ‡	28,860	1,436
Reed Elsevier NV	155,239	1,905
Unilever NV	33,700	1,097
Netherlands Antilles - 0.7%
Schlumberger, Ltd.	46,480	3,025
Norway - 1.6%
Statoil Hydro ASA	79,690	1,987
Telenor ASA ‡	368,360	5,146
Papua New Guinea - 0.0%
Oil Search, Ltd.	721	4
Singapore - 2.2%
DBS Group Holdings, Ltd.	422,000	4,588
Flextronics International, Ltd. ‡	241,220	1,763
Singapore Telecommunications, Ltd.	1,477,000	3,253
South Africa - 0.6%
Sasol, Ltd. ADR	65,730	2,625
Spain - 2.4%
Banco Santander SA	101,357	1,675
Iberdrola SA Λ	257,413	2,467
Inditex SA	6,214	388
Telefonica SA	222,051	6,215
Sweden - 1.1%
Nordea Bank AB	255,150	2,591
Telefonaktiebolaget LM Ericsson -Class B	254,940	2,347
Switzerland - 6.6%
ACE, Ltd. ‡	76,590	3,860
Adecco SA	35,920	1,982
Lonza Group AG	29,030	2,045
Nestle SA ADR	94,400	4,564
Nestle SA	23,418	1,137
Novartis AG ADR	64,670	3,520
Novartis AG	5,669	310
Roche Holding AG ADR	94,685	3,995
Roche Holding AG	28,694	4,907
Swiss Reinsurance Co., Ltd.	45,010	2,156
UBS AG ‡	67,988	1,059
Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	246,158	2,816
Turkey - 0.7%
Turkcell Iletisim Hizmet AS ADR	183,540	3,210
United Kingdom - 11.5%
Aviva PLC	362,160	2,304
BAE Systems PLC	441,990	2,558
BG Group PLC	19,300	348
BP PLC ADR	70,680	4,098
BP PLC	23,187	224
British Sky Broadcasting Group PLC	310,670	2,806
Cadbury PLC	94,640	1,217
Compass Group PLC	167,350	1,198
GlaxoSmithKline PLC	171,657	3,640
Group 4 Securicor PLC	483,060	2,025
Hays PLC	933,589	1,561
HSBC Holdings PLC	255,109	2,910
Kingfisher PLC ADR	143,800	1,050
Kingfisher PLC	412,150	1,517
Pearson PLC	120,640	1,730
Rexam PLC	556,890	2,603
Rolls-Royce Group PLC § ‡	317,895	2,476
Royal Dutch Shell PLC -Class A	87,912	2,650
Royal Dutch Shell PLC -Class B	35,572	1,036
Tesco PLC	499,170	3,444
Unilever PLC	135,004	4,327
Vodafone Group PLC	1,953,183	4,523
Wolseley PLC ‡	55,258	1,106

The notes to the financial statements are an integral part of this report.

5

	Shares	Value
United States - 41.3%
Activision Blizzard, Inc. ‡	186,110	$2,068
Amazon.com, Inc. ‡	88,745	11,938
Anadarko Petroleum Corp.	73,210	4,570
Apple, Inc. ‡	60,475	12,753
Automatic Data Processing, Inc.	116,265	4,978
BorgWarner, Inc.	153,620	5,103
Caterpillar, Inc.	72,360	4,124
Charles Schwab Corp.	315,725	5,942
Cisco Systems, Inc. ‡	295,870	7,083
Ecolab, Inc.	127,000	5,662
Emerson Electric Co.	148,815	6,340
EOG Resources, Inc.	62,140	6,046
Expeditors International of Washington, Inc.	143,130	4,971
Google, Inc. -Class A ‡	19,300	11,966
International Business Machines Corp.	54,365	7,116
Intuitive Surgical, Inc. ‡	13,455	4,081
Jacobs Engineering Group, Inc. ‡	107,850	4,056
Johnson Controls, Inc.	324,600	8,842
Microsoft Corp.	208,710	6,363
Monsanto Co.	46,475	3,799
Nucor Corp.	3,800	177
PACCAR, Inc.	149,300	5,415
Palm, Inc. ‡ Λ	64,335	646
Praxair, Inc.	60,480	4,857
priceline.com, Inc. ‡	16,760	3,662
QUALCOMM, Inc.	90,655	4,194
Sigma-Aldrich Corp.	96,495	4,876
T. Rowe Price Group, Inc.	126,400	6,731
Union Pacific Corp.	65,580	4,191
Wal-Mart Stores, Inc.	73,565	3,932
Walt Disney Co.	160,000	5,160
Wells Fargo & Co.	306,560	8,274
Yum! Brands, Inc.	112,470	3,933
Total Common Stocks (cost $381,696)		433,562

Principal
REPURCHASE AGREEMENT - 2.5%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $11,022 on 01/04/2010. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017 - 05/15/2039, and with a total value of $11,245.	$11,022	11,022
Total Repurchase Agreement (cost $11,022)

	Shares
SECURITIES LENDING COLLATERAL - 1.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	4,902,651	4,903
Total Securities Lending Collateral (cost $4,903)

Total Investment Securities (cost $397,621) #		449,487
Other Assets and Liabilities - Net		(4,603)

Net Assets		$444,884

The notes to the financial statements are an integral part of this report.

6

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Oil, Gas & Consumable Fuels	7.3%	$33,403
Pharmaceuticals	6.8	30,247
Commercial Banks	5.9	27,034
Diversified Telecommunication Services	5.2	23,563
Chemicals	4.8	21,514
Computers & Peripherals	4.5	19,869
Auto Components	3.7	16,714
Software	3.7	16,469
Insurance	3.5	15,678
Internet & Catalog Retail	3.4	15,600
Communications Equipment	3.2	14,270
Media	3.1	14,169
Capital Markets	3.1	13,966
Food Products	2.7	12,342
Internet Software & Services	2.7	11,966
Machinery	2.1	9,539
Industrial Conglomerates	2.0	8,453
Hotels, Restaurants & Leisure	2.0	8,407
Air Freight & Logistics	1.8	8,149
Wireless Telecommunication Services	1.7	7,733
Semiconductors & Semiconductor Equipment	1.7	7,677
Food & Staples Retailing	1.7	7,376
Electrical Equipment	1.6	7,316
Aerospace & Defense	1.6	7,131
Electric Utilities	1.4	6,524
Automobiles	1.1	5,273
Professional Services	1.1	4,979
IT Services	1.1	4,978
Specialty Retail	1.0	4,714
Electronic Equipment & Instruments	0.9	4,400
Road & Rail	0.9	4,191
Health Care Equipment & Supplies	0.9	4,081
Construction & Engineering	0.9	4,056
Health Care Providers & Services	0.8	3,498
Commercial Services & Supplies	0.8	3,335
Energy Equipment & Services	0.7	3,025
Construction Materials	0.7	2,924
Diversified Financial Services	0.7	2,787
Containers & Packaging	0.6	2,603
Multi-Utilities	0.6	2,495
Real Estate Management & Development	0.5	2,438
Office Electronics	0.5	2,241
Life Sciences Tools & Services	0.5	2,045
Metals & Mining	0.4	1,912
Household Durables	0.3	1,197
Trading Companies & Distributors	0.2	1,106
Airlines	0.0	175
Investment Securities, at Value	96.4	433,562
Short-Term Investments	3.6	15,925
Total Investments	100.0%	$449,487

The notes to the financial statements are an integral part of this report.

7

NOTES TO THE SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
§	Illiquid. These securities aggregated $2,476, or 0.56%, of the Fund’s net assets.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $4,678.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $402,149. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $67,943 and $20,605, respectively. Net unrealized appreciation for tax purposes is $47,338.

∞	Restricted security. At 12/31/2009, the Fund owned the following security (representing 1.03% of Net Assets) which was restricted as to public resale:

Description	Date of Acquisition	Shares	Cost	Value	Price ¥
Samsung Electronics Co., Ltd. GDR -144A	01/07/2005	13,150	$3,089	$4,602	$350.00

¥ Price is not in thousands.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $4,602, or 1.03%, of the Fund’s net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$40,886	$25,187	$—	$66,073
Equities - Consumer Staples	8,496	11,222	—	19,718
Equities - Energy	25,117	11,312	—	36,429
Equities - Financials	27,615	34,288	—	61,903
Equities - Health Care	16,362	23,511	—	39,873
Equities - Industrials	31,193	27,235	—	58,428
Equities - Information Technology	64,850	12,827	—	77,677
Equities - Materials	21,106	7,848	—	28,954
Equities - Telecommunication Services	7,404	28,085	—	35,489
Equities - Utilities	4,056	4,962	—	9,018
Cash & Cash Equivalent - Repurchase Agreement	—	11,022	—	11,022
Cash & Cash Equivalent - Securities Lending Collateral	4,903	—	—	4,903
Total	$251,988	$197,499	$—	$449,487

The notes to the financial statements are an integral part of this report.

8

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $386,599)	$438,465
(including securities loaned of $4,678)
Repurchase agreement, at value (cost: $11,022)	11,022
Foreign currency (cost: $88)	88
Receivables:
Investment securities sold	83
Shares sold	33
Securities lending income (net)	8
Dividends	501
Dividend reclaims	400
450,600
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	390
Management and advisory fees	283
Distribution and service fees	5
Administration fees	8
Printing and shareholder reports fees	83
Audit and tax fees	9
Other	35
Collateral for securities on loan	4,903
5,716
Net assets	$444,884

Net assets consist of:
Capital stock ($.01 par value)	$254
Additional paid-in capital	739,627
Undistributed net investment income	5,119
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(351,992)
Net unrealized appreciation (depreciation) on:
Investment securities	51,866
Translation of assets and liabilities denominated in foreign currencies	10
Net assets	$444,884
Net assets by class:
Initial Class	$422,067
Service Class	22,817
Shares outstanding:
Initial Class	24,135
Service Class	1,314
Net asset value and offering price per share:
Initial Class	$17.49
Service Class	17.36

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $624)	$8,706
Securities lending income (net)	85
8,791
Expenses:
Management and advisory	2,749
Printing and shareholder reports	279
Custody	88
Administration	73
Legal	88
Audit and tax	32
Trustees	14
Transfer agent	7
Distribution and service:
Service Class	39
Other	13
Total expenses	3,382

Net investment income	5,409
Net realized gain (loss) on transactions from:
Investment securities	(57,659)
Foreign currency transactions	(7)
(57,666)

Net increase in unrealized appreciation (depreciation) on:
Investment securities	154,130
Translation of assets and liabilities denominated in foreign currencies	19
Change in unrealized appreciation (depreciation)	154,149
Net realized and unrealized gain	96,483
Net increase in net assets resulting from operations	$101,892

The notes to the financial statements are an integral part of this report.

9

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$5,409	$9,525
Net realized gain (loss) from investment securities and foreign currency transactions	(57,666)	(25,950)
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	154,149	(237,623)
Net increase (decrease) in net assets resulting from operations	101,892	(254,048)

Distributions to shareholders:
From net investment income:
Initial Class	(5,566)	(8,647)
Service Class	(233)	(265)
Total distributions to shareholders	(5,799)	(8,912)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,263	9,879
Service Class	5,955	4,893
	16,218	14,772
Proceeds from fund acquisition:
Initial Class	84,591	—
Service Class	7,955	—
	92,546	—
Dividends and distributions reinvested:
Initial Class	5,566	8,647
Service Class	233	265
	5,799	8,912
Cost of shares redeemed:
Initial Class	(58,259)	(88,190)
Service Class	(4,229)	(11,728)
	(62,488)	(99,918)
Net increase (decrease) in net assets from capital shares transactions	52,075	(76,234)

Net increase (decrease) in net assets	148,168	(339,194)

Net assets:
Beginning of year	296,716	635,910
End of year	$444,884	$296,716
Undistributed net investment income	$5,119	$5,509

Share activity:
Shares issued:
Initial Class	669	476
Service Class	375	243
	1,044	719
Shares issued-reinvested from distributions:
Initial Class	347	427
Service Class	15	13
	362	440
Shares issued on fund acquisition:
Initial Class	6,202	—
Service Class	587	—
	6,789	—
Shares redeemed:
Initial Class	(3,934)	(4,504)
Service Class	(282)	(615)
	(4,216)	(5,119)
Net increase (decrease) in shares outstanding:
Initial Class	3,284	(3,601)
Service Class	695	(359)
	3,979	(3,960)

The notes to the financial statements are an integral part of this report.

10

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.82	$25.01	$22.05	$18.81	$17.69
Investment operations
Net investment income(a)	0.22	0.41	0.31	0.27	0.21
Net realized and unrealized gain (loss)	3.67	(11.21)	3.02	3.23	1.10
Total operations	3.89	(10.80)	3.33	3.50	1.31
Distributions
From net investment income	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Total distributions	(0.22)	(0.39)	(0.37)	(0.26)	(0.19)
Net asset value
End of year	$17.49	$13.82	$25.01	$22.05	$18.81
Total return(b)	28.32%	(43.67)%	15.24%	18.79%	7.47%
Net assets end of year (000’s)	$422,067	$288,218	$611,618	$598,312	$581,669
Ratio and supplemental data
Expenses to average net assets	0.91%	0.84%	0.85%	0.87%	0.90%
Net investment income, to average net assets	1.49%	2.03%	1.31%	1.35%	1.20%
Portfolio turnover rate	54%	18%	34%	59%	61%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.74	$24.85	$21.93	$18.73	$17.65
Investment operations
Net investment income(a)	0.18	0.37	0.26	0.21	0.16
Net realized and unrealized gain (loss)	3.63	(11.15)	2.99	3.23	1.10
Total operations	3.81	(10.78)	3.25	3.44	1.26
Distributions
From net investment income	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Total distributions	(0.19)	(0.33)	(0.33)	(0.24)	(0.18)
Net asset value
End of year	$17.36	$13.74	$24.85	$21.93	$18.73
Total return(b)	27.85%	(43.81)%	14.98%	18.45%	7.23%
Net assets end of year (000’s)	$22,817	$8,498	$24,292	$16,329	$7,930
Ratio and supplemental data
Expenses to average net assets	1.16%	1.09%	1.10%	1.12%	1.15%
Net investment income, to average net assets	1.16%	1.83%	1.11%	1.02%	0.88%
Portfolio turnover rate	54%	18%	34%	59%	61%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

11

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Templeton Global VP (the “Fund”) is part of TST.

The Fund seeks long-term growth of capital.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1.   (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $1 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2.   SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2.   (continued)

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2009 is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.   (continued)

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million.	0.75%
Over $500 million up to $1.5 billion	0.725%
Over $1.5 billion	0.70%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

15

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$251,058
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	186,833
U.S. Government	—

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$32,756
Undistributed (accumulated) net investment income (loss)	$—
Undistributed (accumulated) net realized gain (loss) from investment securities	$(32,756)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$190,887	December 31, 2010
$45,010	December 31, 2011
$11,884	December 31, 2015*
$36,233	December 31, 2016**
$64,486	December 31, 2017

* Acquired from Transamerica Capital Guardian Global VP on May 1, 2009, as a result of the reorganization (see Note 7).

**Acquired $20,822 from Transamerica Capital Guardian Global VP on May 1, 2009,  as a result of the reorganization (see Note 7).

16

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.   (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$5,799
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	8,912
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$6,180
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(348,500)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$(24)
Net Unrealized Appreciation (Depreciation)	$47,346
Other Temporary Differences	$—

NOTE 6.   SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of Transamerica Munder Net50 VP and Transamerica Science & Technology VP with and into the Fund. If approved, reorganization is expected to take place during the second quarter of 2010.

The Board of Trustees has approved a name change for the Fund to Transamerica Diversified Equity VP effective in the second quarter of 2010. The Board has also approved TIM to be the resulting sub-adviser to the Fund, effective on the same date.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s Financial Statements.

NOTE 7. REORGANIZATION

On May 1, 2009, the Fund acquired all of the net assets of Transamerica Capital Guardian Global VP pursuant to a plan of reorganization. The Fund is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 6,789 shares of the Fund for 20,182 shares of Transamerica Capital Guardian Global VP outstanding on May 1, 2009. Transamerica Capital Guardian Global VP’s net assets at that date, $92,546, including $17,613 unrealized depreciation, were combined with those of the Fund. For financial reporting purposes, assets received and shares issued to the Fund were recorded at fair value; however, the cost basis of the investments received from Transamerica Capital Guardian Global VP was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition was $277,338, the combined net assets of the Fund immediately after the acquisition was $369,884. Shares issued with the acquisition were as follows:

	Shares	Amount
Initial Class	6,202	$84,591
Service Class	587	$7,955

The exchange ratios of the reorganization for each class is as follows (the Fund shares issuable)/Transamerica Capital Guardian Global VP shares outstanding):

Initial Class	0.34
Service Class	0.34

17

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 7.   (continued)

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$6,007
Net realized and unrealized gain	$65,673
Net increase in net assets resulting from operations	$71,680

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Transamerica Capital Guardian Global VP that have been included in the Fund’s Statement of Operations since May 1, 2009.

18

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Templeton Global VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Templeton Global VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

19

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

20

Transamerica Third Avenue Value VP

(unaudited)

MARKET ENVIRONMENT

After a very challenging 2008, global markets rebounded strongly in 2009 on improved investor sentiment and optimism about a much awaited economic recovery. The Portfolio posted positive absolute performance during the fiscal year, driven by rebounds in share prices across a wide range of geographies, industries, and companies. Our rigorous attention to creditworthiness and balance sheet strength enabled us to largely avoid permanent impairment during the downturn, and enjoy meaningful appreciation as the market rebounded.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Third Avenue Value VP Initial Class returned 34.88%. By comparison its benchmark, the Russell 3000® Value Index (“Russell 3000® Value”), returned 19.76%.

STRATEGY REVIEW

While the market environment in 2009 was quite volatile, we continued to manage the portfolio using our time-tested “safe and cheap” investment philosophy. At Third Avenue, we invest in well-capitalized companies, with competent management teams and strong long-term growth prospects. We seek to limit potential investment risk by purchasing the securities of such sound companies at a significant discount to our conservative estimate of net asset value.

Third Avenue Management does not manage to a benchmark, but rather focuses on delivering absolute performance with limited investment risk over the long term. The Portfolio’s benchmark is the Russell 3000® Value Index. In the last 12 months, the portfolio outperformed the benchmark as it was up 34.88%, versus a 19.76% gain in the Russell 3000® Value Index.

In terms of performance, the portfolio benefited from strong appreciation in its Hong Kong real estate related holdings, including Henderson Land Development Co., Cheung Kong Holdings Ltd. and Wharf Holdings, Ltd.. These blue chip companies, which have a significant presence in mainland China, are very well capitalized and continue to operate profitably due to high occupancy rates and rising rental income. We believe they are well positioned to reap further benefits from the attractive growth dynamics in the region, which should help their net asset values grow significantly over the longer term.

Korean steel maker POSCO and U.S. exploration and production company Cimarex Energy Co. (“Cimarex”), were also top contributors during the trailing 12-month period. POSCO has remained profitable and free cash flow generative, even in an environment where most steel companies, globally, have continued to lose money, and in some cases have been forced to raise equity. Shares of Cimarex benefited from a rebound in energy prices and more recently, from an increased interest in unconventional gas plays, highlighted by a rise in Mergers & Aquisitions activity in the sector.

Investment holdings that detracted from performance included Legg Mason and MBIA Inc., both of which were negatively impacted by the challenging environment for U.S. financials. Note that these stocks are no longer held in the Portfolio.

Despite the market rally in 2009, we continue to see opportunities in select securities that meet our strict investment criteria. We believe that our focus on the merits of individual companies enables the Portfolio to be well positioned for the long run, regardless of the macro environment.

Yang Lie

Curtis Jensen

Kathleen Crawford

Co-Portfolio Managers

Third Avenue Management LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	34.88%	2.07%	9.18%	01/02/1998
Russell 3000® Value *	19.76%	(0.24)%	2.88%
Service Class	34.52%	1.81%	9.66%	05/01/2003

NOTES

* The Russell 3000® Value Index (“Russell 3000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in a “non-diversified” portfolio may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified portfolio. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Third Avenue Value VP
Initial Class	$1,000.00	$1,211.90	$5.02	$1,020.67	$4.58	0.90%
Service Class	1,000.00	1,210.00	6.41	1,019.41	5.85	1.15

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	95.1%
Short-Term U.S. Government Obligations	2.9
Repurchase Agreement	1.9
Securities Lending Collateral	0.6
Other Assets and Liabilities - Net	(0.5)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
Austria - 0.3%
Andritz AG	10,000	$577
Bermuda - 3.4%
Brookfield Infrastructure Partners, LP	17,407	292
Montpelier Re Holdings, Ltd.	183,339	3,175
Nabors Industries, Ltd. ‡	156,135	3,418
Canada - 12.7%
Brookfield Asset Management, Inc. -Class A	415,176	9,209
Canfor Corp. ‡	328,377	2,553
Cenovus Energy, Inc.	164,000	4,133
E-L Financial Corp., Ltd. §	996	429
EnCana Corp.	164,000	5,311
Power Corp. of Canada	51,936	1,450
Viterra, Inc. -Class Common Subscription Recei ‡	311,100	2,936
France - 0.6%
Sanofi-Aventis SA	15,050	1,184
Germany - 1.0%
Lanxess AG	53,681	2,029
Hong Kong - 18.8%
Cheung Kong Holdings, Ltd.	719,847	9,287
Hang Lung Group, Ltd.	367,308	1,814
Hang Lung Properties, Ltd.	776,251	3,043
Henderson Land Development Co., Ltd.	1,649,462	12,369
Hutchison Whampoa, Ltd.	1,103,912	7,560
Wharf Holdings, Ltd.	795,478	4,565
Japan - 13.3%
Mitsui Fudosan Co., Ltd.	482,538	8,159
Sapporo Holdings, Ltd. Λ	267,000	1,471
Tokio Marine Holdings, Inc.	237,650	6,485
Toyota Industries Corp.	375,193	11,206
Korea, Republic of - 6.8%
POSCO ADR	106,839	14,007
Sweden - 3.6%
Investor AB -Class A	397,854	7,305
United Kingdom - 0.3%
Derwent London PLC REIT	24,000	510
Resolution, Ltd. ‡	4,200	6
United States - 34.3%
Alamo Group, Inc.	65,130	1,117
Alexander & Baldwin, Inc.	53,233	1,822
Applied Materials, Inc.	180,039	2,510
AVX Corp.	541,695	6,863
Bank of New York Mellon Corp.	301,559	8,434
Bristow Group, Inc. ‡	69,649	2,678
Capital Southwest Corp.	12,395	977
Cimarex Energy Co.	197,804	10,477
Cross Country Healthcare, Inc. ‡	135,994	1,348
Electro Scientific Industries, Inc. ‡	112,166	1,214
Electronics for Imaging, Inc. ‡	84,921	1,105
Forest City Enterprises, Inc. -Class A ‡	321,423	3,786
Intel Corp.	219,039	4,468
Investment Technology Group, Inc. ‡	157,889	3,110
KeyCorp	90,000	500
Leucadia National Corp. ‡	23,000	547
Lexmark International, Inc. -Class A ‡	29,292	761
MDC Holdings, Inc.	30,732	954
Pharmaceutical Product Development, Inc.	115,000	2,696
St. Joe Co. ‡	225,780	6,522
Sycamore Networks, Inc.	85,817	1,794
Tejon Ranch Co. ‡	60,731	1,775
Tellabs, Inc. ‡	466,171	2,648
Westwood Holdings Group, Inc.	60,707	2,206
Total Common Stocks (cost $168,929)		194,795

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.9%
United States - 2.9%
U.S. Treasury Bill
Zero Coupon, 04/08/2010	6,000	5,999
Total Short-Term U.S. Government Obligation (cost $5,998)

Principal
REPURCHASE AGREEMENT - 1.9%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $3,943 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $4,025	$3,943	3,943
Total Repurchase Agreement (cost $3,943)

	Shares
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	1,224,750	1,225
Total Securities Lending Collateral (cost $1,225)
Total Investment Securities (cost $180,095) #		205,962
Other Assets and Liabilities - Net		(926)

Net Assets		$205,036

The notes to the financial statements are an integral part of this report.

4

(all amounts in thousands)

INVESTMENTS BY INDUSTRY:(unaudited)	Percentage of Total Investments	Value
Real Estate Management & Development	29.5%	$60,529
Oil, Gas & Consumable Fuels	9.7	19,921
Capital Markets	7.1	14,727
Metals & Mining	6.8	14,007
Insurance	5.5	11,539
Auto Components	5.5	11,206
Electronic Equipment & Instruments	3.9	8,077
Diversified Financial Services	3.8	7,858
Industrial Conglomerates	3.7	7,560
Semiconductors & Semiconductor Equipment	3.4	6,978
Energy Equipment & Services	3.0	6,096
Communications Equipment	2.2	4,442
Food Products	1.4	2,936
Life Sciences Tools & Services	1.3	2,696
Paper & Forest Products	1.2	2,553
Chemicals	1.0	2,029
Computers & Peripherals	0.9	1,866
Marine	0.9	1,822
Machinery	0.8	1,694
Beverages	0.7	1,471
Health Care Providers & Services	0.7	1,348
Pharmaceuticals	0.6	1,184
Household Durables	0.5	954
Real Estate Investment Trusts	0.2	510
Commercial Banks	0.2	500
Electric Utilities	0.1	292
Investment Securities, at Value	94.6	194,795
Short-Term Investments	5.4	11,167
Total Investments	100.0%	$205,962

NOTES TO SCHEDULE OF INVESTMENTS:

‡                  Non-income producing security.

§                 Illiquid. These securities aggregated $429, or 0.21%, of the Fund’s net assets.

Λ         All or a portion of this security is on loan. The value of all securities on loan is $1,164.

▲           Rate shown reflects the yield at 12/31/2009.

#                 Aggregate cost for federal income tax purposes is $185,086. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $39,978 and $19,102, respectively. Net unrealized appreciation for tax purposes is $20,876.

DEFINITIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$954	$11,206	$—	$12,160
Equities - Consumer Staples	2,936	1,471	—	4,407
Equities - Energy	26,018	—	—	26,018
Equities - Financials	42,122	53,543	—	95,665
Equities - Health Care	4,043	1,184	—	5,227
Equities - Industrials	2,939	8,136	—	11,075
Equities - Information Technology	21,363	—	—	21,363
Equities - Materials	16,559	2,029	—	18,588
Equities - Utilities	292	—	—	292
Fixed Income - Short-Term U.S. Government Obligation	—	5,999	—	5,999
Cash & Cash Equivalent - Repurchase Agreement	—	3,943	—	3,943
Cash & Cash Equivalent - Securities Lending Collateral	1,225	—	—	1,225
Total	$118,451	$87,511	$—	$205,962

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $176,152) (including securities loaned of $1,164)	$202,019
Repurchase agreement, at value (cost: $3,943)	3,943
Foreign currency (cost: $47)	48
Receivables:
Investment securities sold	412
Shares sold	19
Securities lending income (net)	7
Dividends	100
206,548
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	86
Management and advisory fees	138
Distribution and service fees	4
Administration fees	3
Printing and shareholder reports fees	25
Audit and tax fees	10
Other	21
Collateral for securities on loan	1,225
1,512
Net assets	$205,036

Net assets consist of:
Capital stock ($.01 par value)	$191
Additional paid-in capital	222,939
Undistributed net investment income	596
Undistributed (accumulated) net realized gain (loss) from investment securities and foreign currency transactions	(44,551)
Net unrealized appreciation (depreciation) on:
Investment securities	25,867
Translation of assets and liabilities denominated in foreign currencies	(6)
Net assets	$205,036

Net assets by class:
Initial Class	$185,277
Service Class	19,759
Shares outstanding:
Initial Class	17,290
Service Class	1,848
Net asset value and offering price per share:
Initial Class	$10.72
Service Class	10.69

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $169)	$3,897
Interest income	202
Securities lending income (net)	34
4,133
Expenses:
Management and advisory	1,451
Printing and shareholder reports	65
Custody	63
Administration	36
Legal	9
Audit and tax	22
Trustees	7
Transfer agent	3
Registration	— (a)
Distribution and service:
Service Class	44
Other	5
Total expenses	1,705
Net investment income	2,428

Net realized gain (loss) on transactions from:
Investment securities	(34,188)
Foreign currency transactions	(54)
(34,242)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	86,024
Translation of assets and liabilities denominated in foreign currencies	(4)
Change in unrealized appreciation (depreciation)	86,020
Net realized and unrealized gain	51,778

Net increase in net assets resulting from operations	$54,206

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

6

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$2,428	$3,055
Net realized gain (loss) from investment securities and foreign currency transactions	(34,242)	2,433
Change in net unrealized appreciation (depreciation) on investment securities and foreign currency translation	86,020	(146,527)
Net increase (decrease) in net assets resulting from operations	54,206	(141,039)

Distributions to shareholders:
From net investment income:
Initial Class	—	(9,690)
Service Class	—	(1,114)
	—	(10,804)
From net realized gains:
Initial Class	(11,736)	(77,143)
Service Class	(1,236)	(10,017)
	(12,972)	(87,160)
Total distributions to shareholders	(12,972)	(97,964)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,219	15,942
Service Class	3,379	4,907
	13,598	20,849
Dividends and distributions reinvested:
Initial Class	11,736	86,833
Service Class	1,236	11,131
	12,972	97,964
Cost of shares redeemed:
Initial Class	(34,371)	(88,428)
Service Class	(5,651)	(24,474)
	(40,022)	(112,902)
Net increase (decrease) in net assets from capital shares transactions	(13,452)	5,911

Net increase (decrease) in net assets	27,782	(233,092)

Net assets:
Beginning of year	177,254	410,346
End of year	$205,036	$177,254
Undistributed (accumulated) net investment income (loss)	$596	$(1,919)

Share activity:
Shares issued:
Initial Class	1,103	941
Service Class	349	301
	1,452	1,242
Shares issued-reinvested from distributions:
Initial Class	1,178	6,936
Service Class	125	888
	1,303	7,824
Shares redeemed:
Initial Class	(3,857)	(5,481)
Service Class	(617)	(1,605)
	(4,474)	(7,086)
Net increase (decrease) in shares outstanding:
Initial Class	(1,576)	2,396
Service Class	(143)	(416)
	(1,719)	1,980

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS:

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.75	$26.33	$24.22	$20.98
Investment operations
Net investment income(a)	0.13	0.17	0.27	0.25	0.17
Net realized and unrealized gain (loss)	2.78	(7.09)	0.07	3.49	3.74
Total operations	2.91	(6.92)	0.34	3.74	3.91
Distributions
From net investment income	—	(0.70)	(1.07)	(0.21)	(0.12)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.33)	(4.92)	(1.63)	(0.67)
Net asset value
End of year	$10.72	$8.50	$21.75	$26.33	$24.22
Total return(b)	34.88%	(41.15)%	1.20%	16.07%	18.81%
Net assets end of year (000’s)	$185,277	$160,338	$358,128	$1,121,918	$971,322
Ratio and supplemental data
Expenses to average net assets	0.92%	0.88%	0.87%	0.86%	0.87%
Net investment income, to average net assets	1.36%	1.06%	1.05%	1.00%	0.74%
Portfolio turnover rate	8%	13%	13%	17%	19%

For a share outstanding throughout each period

	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.50	$21.70	$26.30	$24.21	$21.02
Investment operations
Net investment income(a)	0.10	0.14	0.19	0.19	0.12
Net realized and unrealized gain (loss)	2.78	(7.09)	0.08	3.49	3.73
Total operations	2.88	(6.95)	0.27	3.68	3.85
Distributions
From net investment income	—	(0.62)	(1.02)	(0.17)	(0.11)
From net realized gains	(0.69)	(5.63)	(3.85)	(1.42)	(0.55)
Total distributions	(0.69)	(6.25)	(4.87)	(1.59)	(0.66)
Net asset value
End of year	$10.69	$8.50	$21.70	$26.30	$24.21
Total return(b)	34.52%	(41.28)%	0.94%	15.78%	18.47%
Net assets end of year (000’s)	$19,759	$16,916	$52,218	$53,118	$36,086
Ratio and supplemental data
Expenses to average net assets	1.17%	1.13%	1.12%	1.11%	1.12%
Net investment income, to average net assets	1.12%	0.83%	0.74%	0.74%	0.53%
Portfolio turnover rate	8%	13%	13%	17%	19%

(a)     Calculated based on average number of shares outstanding.

(b)    Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Third Avenue Value VP (the “Fund”) is part of TST. The Fund is “non-diversified” under the 1940 Act.

The Fund seeks long-term capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $6 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2.      SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: The descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Securities lending: collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.80% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions:  Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the year ended December 31, 2009 were $92.

NOTE 4.    INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$13,186
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	39,667
U.S. Government	—

NOTE 5.     FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign bonds, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$24
Undistributed (accumulated) net investment income (loss)	$87
Undistributed (accumulated) net realized gain (loss) from investment securities	$(111)

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$42,609	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$—
Long-term Capital Gain	12,972
2008 Distributions paid from:
Ordinary Income	14,501
Long-term Capital Gain	83,463

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$5,237
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(42,609)
Post October Capital Loss Deferral	$(1,593)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$20,871
Other Temporary Differences	$—

NOTE 6.     SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Third Avenue Value VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Third Avenue Value VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

14

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $12,972 for the year ended December 31, 2009.

15

Transamerica U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

During most of the 12 months ended December 31, 2009, U.S. Treasury yields rose and prices declined as investors looked for greater return opportunities in corporate bonds and other risked-based securities.

At the end of 2008, with liquidity greatly reduced and the U.S. economy mired in recession, a dislocation of near-historic proportions occurred in the fixed income markets. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down to near zero. Meanwhile, prices for non-Treasury securities fell, and yields, which move in opposition to prices, rose. The gap between the yields of Treasuries and other securities (i.e., yield spreads) widened, in some cases to levels not seen since the Great Depression. This was especially true in corporate bonds; concerns about businesses’ ability to obtain financing and maintain profitability drove yields for both investment-grade and non-investment grade bonds to double-digit levels. Yields on short-term corporate bonds were particularly attractive — in many instances, close or equal to that of a company’s long-term debt.

Market conditions began to stabilize early in 2009 after aggressive and unprecedented efforts by the U.S. government to restore order and confidence to the financial system and reinvigorate the economy began to take hold. The arsenal deployed in this effort included reduction of the federal funds rate and government implemented programs meant to provide financing and capital to financial institutions (e.g., Troubled Asset Lending Facility, Term Asset-Backed Securities Loan Facility, Commercial Paper Funding Facility, and FDIC-guaranteed bank bonds). Early beneficiaries of these programs were agency mortgage-backed securities (“MBS”), Treasuries and debentures. Within the mortgage marketplace, the government effectively took over the issuing agencies and manipulated mortgage rates lower through large-scale purchases of agency MBS.

As the period progressed, the massive government initiatives loosened up credit markets, affording businesses better access to funding for new projects, continuing operations and debt refinancing. Consumer spending modestly rebounded, the U.S. housing market showed signs of stabilization and the U.S. recession ended. Although unemployment remained elevated, consumer sentiment, business activity and corporate earnings showed improvements. For the full 12 months, most fixed income sectors outperformed Treasuries.

PERFORMANCE

For the year ended December 31, 2009, Transamerica U.S. Government Securities VP Initial Class returned 4.47%. By comparison its benchmark, the Barclays Capital U.S. Government Bond Index (“Barclays Capital U.S. Government Bond”), returned (2.20)%.

STRATEGY REVIEW

Although a difficult period for Treasuries and other government-related securities, the Transamerica U.S. Government Securities VP returned 4.47%, outperforming the Barclays Capital Government Index, which returned (2.20)%.

Throughout the period, it was our view that the economy would ultimately pull out of the recession, causing rates to move higher from historically low levels. With this in mind, we maintained a shorter-than-index duration versus the benchmark.

Within the government-related markets, we were overweight agency MBS, primarily focusing on short-maturity, collateralized mortgage obligations that have limited pre-payment risk. These types of securities performed well primarily due to a government program that purchased $1.25 trillion in MBS. However, as Treasury rates spiked higher and valuations on mortgage securities returned to more normal levels we reduced our allocation to agency MBS.

We maintained a moderate allocation to Treasury Inflation Protected Securities (“TIPS”), primarily in longer maturities (i.e., 10 years and longer). Given the massive amounts of stimulus placed into the system, and in anticipation of inflationary pressures building, we chose to own TIPS rather than nominal Treasuries on certain parts of the yield curve. Additionally, we found tremendous opportunities in FDIC-guaranteed bank bonds, which offer greater yield opportunities than Treasuries while possessing an explicit government guarantee.

Further, looking to diversify risk while increasing return in the Portfolio, we added non-dollar sovereign debt securities of developed countries such as the United Kingdom, Germany, France and Australia. Additionally, we had a moderate allocation to investment-grade corporate bonds which had their best year on record due to extremely attractive valuations entering 2009.

Derek S. Brown, CFA

Greg D. Haendel, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	4.47%	4.72%	5.07%	05/13/1994
Barclays Capital U.S. Government Bond*	(2.20)%	4.87%	6.17%
Service Class	4.20%	4.47%	3.88%	05/01/2003

NOTES

* The Barclays Capital U.S. Government Bond Index (“Barclays Capital U.S. Government Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica U.S. Government Securities VP
Initial Class	$1,000.00	$1,034.00	$3.28	$1,021.98	$3.26	0.64%
Service Class	1,000.00	1,033.10	4.56	1,020.72	4.53	0.89

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Corporate Debt Securities	43.0%
U.S. Government Obligations	21.7
U.S. Government Agency Obligations	20.5
Securities Lending Collateral	7.9
Short-Term U.S. Government Obligation	6.0
Mortgage-Backed Securities	5.3
Foreign Government Obligation	2.3
Repurchase Agreement	0.8
Other Assets and Liabilities - Net(a)	(7.5)
Total	100.0%

(a)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 21.7%
U.S. Treasury Bond
4.38%, 11/15/2039		$5,000	$4,786
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028		27,293	26,171
2.50%, 01/15/2029		24,018	25,762
U.S. Treasury Inflation Indexed Note
1.88%, 07/15/2013 - 07/15/2019		25,073	26,176
U.S. Treasury Note
1.00%, 10/31/2011		15,000	14,987
1.13%, 12/15/2012 Λ		33,000	32,470
3.38%, 11/15/2019		15,500	14,909
Total U.S. Government Obligations (cost $141,517)			145,261

U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.5%
Fannie Mae
3.79%, 07/01/2013		1,414	1,453
4.50%, 03/25/2021 - 04/25/2030		6,772	6,981
4.69%, 08/01/2035 *		5,077	5,282
4.70%, 07/01/2035 *		5,370	5,595
5.00%, 06/25/2019 - 04/25/2034		7,212	7,479
5.50%, 04/01/2037		1,399	1,466
5.56%, 04/01/2037 *		11,051	11,668
5.79%, 12/01/2036 *		7,890	8,378
6.00%, 11/01/2037 - 10/01/2038		23,712	25,152
Freddie Mac
4.13%, 12/21/2012 - 09/27/2013		14,000	14,910
4.50%, 02/15/2027		1,494	1,533
4.75%, 10/25/2010 - 11/15/2021		2,521	2,591
5.00%, 08/15/2012 - 11/15/2032		10,524	10,914
5.35%, 07/01/2038 *		4,309	4,548
5.52%, 09/01/2037 *		3,661	3,874
5.56%, 08/01/2037 *		453	474
Ginnie Mae
3.28%, 02/16/2035		10,648	10,661
4.00%, 08/20/2037		14,216	14,624
Total U.S. Government Agency Obligations (cost $134,084)			137,583

FOREIGN GOVERNMENT OBLIGATION - 2.3%
Australia Government Bond
5.25%, 08/15/2010	AUD	17,000	15,364
Total Foreign Government Obligation (cost $15,585)
MORTGAGE-BACKED SECURITIES - 5.3%
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 -144A		$7,500	7,706
BCAP LLC Trust
Series 2009-RR6, Class 2A1
5.36%, 08/26/2035 -144A Ə		3,606	3,498
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24%, 11/15/2036 -144A		4,000	4,120
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.53%, 12/26/2037 -144A Ə		4,173	3,881
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A Ə		3,603	3,434
Series 2009-R7, Class 1A1
5.59%, 02/26/2036 -144A Ə		3,511	3,353
Series 2009-R9, Class 1A1
5.84%, 08/26/2046 -144A		3,397	3,261
SBA CMBS Trust
Series 2006-1A, Class A
5.31%, 11/15/2036 -144A		6,400	6,544
Total Mortgage-Backed Securities (cost $33,282)			35,797

CORPORATE DEBT SECURITIES - 43.0%
Capital Markets - 11.4%
Goldman Sachs Group, Inc.
3.25%, 06/15/2012		20,000	20,779
Morgan Stanley
1.95%, 06/20/2012		30,000	30,278
Raymond James Financial, Inc.
8.60%, 08/15/2019		5,000	5,409
State Street Corp.
2.15%, 04/30/2012		20,000	20,262
Chemicals - 0.9%
Dow Chemical Co.
8.55%, 05/15/2019		5,000	5,965
Commercial Banks - 7.1%
American Express Bank FSB
3.15%, 12/09/2011		20,000	20,669
Barclays Bank PLC
10.18%, 06/12/2021 -144A		2,040	2,633
National City Bank
0.65%, 12/15/2016 *		4,500	4,016
PNC Funding Corp.
2.30%, 06/22/2012		20,000	20,338
Diversified Financial Services - 21.3%
Bank of America Corp.
0.58%, 06/15/2016 *		5,000	4,452
3.13%, 06/15/2012		20,000	20,724
Cemex Finance LLC
9.50%, 12/14/2016 -144A		2,145	2,247
Citigroup, Inc.
2.13%, 04/30/2012		25,000	25,268
6.01%, 01/15/2015		2,725	2,782
City National Capital Trust I
9.63%, 02/01/2040		6,800	7,222
General Electric Capital Corp.
2.20%, 06/08/2012		25,000	25,351
GMAC, Inc.
2.20%, 12/19/2012		25,000	25,153
John Deere Capital Corp.
2.88%, 06/19/2012		20,000	20,610
JPMorgan Chase Capital XXVII
7.00%, 11/01/2039		3,000	3,026
Lukoil International Finance BV
6.38%, 11/05/2014 -144A		3,904	4,011
Pemex Finance, Ltd.
9.03%, 02/15/2011		153	157
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A		2,000	1,780
Food & Staples Retailing - 0.5%
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012		3,000	3,030
Food Products - 0.8%
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A		4,000	4,154
Michael Foods, Inc.
8.00%, 11/15/2013		1,500	1,536
Hotels, Restaurants & Leisure - 0.1%
Carrols Corp.
9.00%, 01/15/2013		500	508

The notes to the financial statements are an integral part of this report.

4

(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES - (continued)
Insurance - 0.3%
Travelers Cos., Inc.
6.25%, 03/15/2037 ■	$2,500	$2,277
Metals & Mining - 0.5%
ArcelorMittal
6.13%, 06/01/2018	3,500	3,611
Oil, Gas & Consumable Fuels - 0.1%
Nustar Logistics, LP
6.05%, 03/15/2013	430	453
Total Corporate Debt Securities (cost $278,772)		288,701

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 6.0%
U.S. Treasury Bill
0.04%, 03/18/2010 Λ ▲	40,000	39,997
Total Short-Term U.S. Government Obligation (cost $39,997)
REPURCHASE AGREEMENT - 0.8%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $5,499 on 01/04/2010. Collateralized by U.S. Government Agency Obligations, 2.93% - 4.00%, due 07/01/2034 - 05/15/2039, and with a total value of $5,609	5,499	5,499
Total Repurchase Agreement (cost $5,499)

	Shares
SECURITIES LENDING COLLATERAL - 7.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	52,895,520	52,896
Total Securities Lending Collateral (cost $52,896)

Total Investment Securities (cost $701,632) #		721,098
Other Assets and Liabilities - Net		(50,161)
Net Assets		$670,937

FUTURES CONTRACTS:•

Description	Contracts Г	Expiration Date	Net Unrealized Appreciation
2-Year U.S. Treasury Note	(135)	03/31/2010	$134
5-Year U.S. Treasury Note	(185)	03/31/2010	322
			$456

NOTES TO SCHEDULE OF INVESTMENTS:

Λ	All or a portion of this security is on loan. The value of all securities on loan is $51,839.
*	Floating or variable rate note. Rate is listed as of 12/31/2009.
Ə

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $14,166, or 2.11% of the fund’s net assets.

■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2009.
▲	Rate shown reflects the yield at 12/31/2009.
#

Aggregate cost for federal income tax purposes is $701,880. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $20,595 and $1,377, respectively. Net unrealized appreciation for tax purposes is $19,218.

Г	Contract amounts are not in thousands.
•	Cash in the amount of $100 has been pledged as collateral and segregated with the custodian to cover open futures contracts.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $50,622, or 7.54%, of the fund’s net assets.

AUD	Australian Dollar
FSB	Full-Service Bank

The notes to the financial statements are an integral part of this report.

5

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Consumer Discretionary	$—	$508	$—	$508
Fixed Income - Consumer Staples	—	8,721	—	8,721
Fixed Income - Energy	—	453	—	453
Fixed Income - Financials	—	269,443	—	269,443
Fixed Income - Foreign Government Obligation	—	15,364	—	15,364
Fixed Income - Materials	—	9,577	—	9,577
Fixed Income - Mortgage-Backed Security	—	21,631	14,166	35,797
Fixed Income - Short-Term U.S. Government Obligation	—	39,997	—	39,997
Fixed Income - U.S. Government Agency Obligation	—	137,582	—	137,582
Fixed Income - U.S. Government Obligation	—	145,261	—	145,261
Cash & Cash Equivalent - Repurchase Agreement	—	5,499	—	5,499
Cash & Cash Equivalent - Securities Lending Collateral	52,896	—	—	52,896
Total	$52,896	$654,036	$14,166	$721,098

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts - Appreciation	$—	$456	$—	$456
Total	$—	$456	$—	$456

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the period ending December 31, 2009:

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)		Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 12/31/2009
Fixed Income - Mortgage-Backed Security	$—	$13,589	$	♦	$129	$448	$—	$14,166
Total	$—	$13,589	$	♦	$129	$448	$—	$14,166

*	Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.
♦	Value is less than $1.

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $696,133)	$715,599
(including securities loaned of $51,839)
Repurchase agreement, at value (cost: $5,499)	5,499
Receivables:
Investment securities sold	116
Shares sold	928
Interest	2,824
Securities lending income (net)	2
Dividends	1
Variation margin	457
725,426
Liabilities:
Cash deposit due to custodian	100
Accounts payable and accrued liabilities:
Shares redeemed	1,005
Management and advisory fees	313
Distribution and service fees	98
Administration fees	11
Printing and shareholder reports fees	25
Other	41
Collateral for securities on loan	52,896
54,489
Net assets	$670,937
Net assets consist of:
Capital stock ($.01 par value)	$515
Additional paid-in capital	614,139
Undistributed net investment income	21,397
Undistributed (accumulated) net realized gain (loss) on investment securities, futures, and foreign currency transactions	14,966
Net unrealized appreciation (depreciation) on:
Investment securities	19,466
Futures contracts	456
Translation of assets and liabilities denominated in foreign currencies	(2)
Net assets	$670,937
Net assets by class:
Initial Class	$202,820
Service Class	468,117
Shares outstanding:
Initial Class	15,739
Service Class	35,741
Net asset value and offering price per share:
Initial Class	$12.89
Service Class	13.10

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Interest income (Withholding taxes on foreign interest of $31)	$29,046
Securities lending income (net)	185
29,231
Expenses:
Management and advisory	4,338
Printing and shareholder reports	106
Custody	122
Administration	158
Legal	39
Audit and tax	21
Trustees	32
Transfer agent	16
Distribution and service:
Service Class	1,388
Other	10
Total expenses	6,230
Net investment income	23,001

Net realized gain (loss) on transactions from:
Investment securities	18,811
Futures contracts	(846)
Foreign currency transactions	(2,420)
15,545
Net decrease in unrealized appreciation (depreciation) on:
Investment securities	(7,062)
Futures contracts	456
Translation of assets and liabilities denominated in foreign currencies	(113)
Change in unrealized appreciation (depreciation)	(6,719)
Net realized and unrealized gain	8,826

Net increase in net assets resulting from operations	$31,827

The notes to the financial statements are an integral part of this report.

7

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$23,001	$13,952
Net realized gain (loss) from investment securities, futures contracts, and foreign currency transactions	15,545	5,797
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts, and foreign currency translation	(6,719)	24,003
Net increase in net assets resulting from operations	31,827	43,752

Distributions to shareholders:
From net investment income:
Initial Class	(5,415)	(3,914)
Service Class	(11,573)	(3,713)
Total distributions to shareholders	(16,988)	(7,627)

Capital share transactions:
Proceeds from shares sold:
Initial Class	39,636	152,653
Service Class	188,190	648,401
	227,826	801,054
Dividends and distributions reinvested:
Initial Class	5,415	3,914
Service Class	11,573	3,713
	16,988	7,627
Cost of shares redeemed:
Initial Class	(94,797)	(69,481)
Service Class	(362,061)	(83,060)
	(456,858)	(152,541)
Net increase (decrease) in net assets from capital shares transactions	(212,044)	656,140

Net increase (decrease) in net assets	(197,205)	692,265

Net assets:
Beginning of year	868,142	175,877
End of year	$670,937	$868,142
Undistributed net investment income	$21,397	$16,952

Share activity:
Shares issued:
Initial Class	3,127	12,521
Service Class	14,500	52,484
	17,627	65,005
Shares issued-reinvested from distributions:
Initial Class	428	324
Service Class	899	302
	1,327	626
Shares redeemed:
Initial Class	(7,440)	(5,696)
Service Class	(27,897)	(6,690)
	(35,337)	(12,386)
Net increase (decrease) in shares outstanding:
Initial Class	(3,885)	7,149
Service Class	(12,498)	46,096
	(16,383)	53,245

The notes to the financial statements are an integral part of this report.

8

FINANCIAL HIGHLIGHTS:

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.64	$12.00	$11.86	$11.94	$12.32
Investment operations
Net investment income(a)	0.39	0.44	0.54	0.52	0.43
Net realized and unrealized gain (loss)	0.17	0.47	0.16	(0.14)	(0.15)
Total operations	0.56	0.91	0.70	0.38	0.28
Distributions
From net investment income	(0.31)	(0.27)	(0.56)	(0.44)	(0.50)
From net realized gains	—	—	—	(0.02)	(0.16)
Total distributions	(0.31)	(0.27)	(0.56)	(0.46)	(0.66)
Net asset value
End of year	$12.89	$12.64	$12.00	$11.86	$11.94
Total return(b)	4.47%	7.66%	6.05%	3.27%	2.23%
Net assets end of year (000’s)	$202,820	$247,964	$149,664	$164,070	$186,335
Ratio and supplemental data
Expenses to average net assets	0.61%	0.60%	0.62%	0.62%	0.67%
Net investment income, to average net assets	3.09%	3.60%	4.56%	4.41%	3.50%
Portfolio turnover rate	157%	200%	170%	184%	92%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$12.86	$12.23	$12.09	$12.18	$12.53
Investment operations
Net investment income(a)	0.37	0.39	0.52	0.51	0.41
Net realized and unrealized gain (loss)	0.16	0.51	0.16	(0.14)	(0.16)
Total operations	0.53	0.90	0.68	0.37	0.25
Distributions
From net investment income	(0.29)	(0.27)	(0.54)	(0.44)	(0.44)
From net realized gains	—	—	—	(0.02)	(0.16)
Total distributions	(0.29)	(0.27)	(0.54)	(0.46)	(0.60)
Net asset value
End of year	$13.10	$12.86	$12.23	$12.09	$12.18
Total return(b)	4.20%	7.42%	5.78%	3.06%	1.98%
Net assets end of year (000’s)	$468,117	$620,178	$26,213	$8,572	$7,558
Ratio and supplemental data
Expenses to average net assets	0.86%	0.85%	0.87%	0.87%	0.92%
Net investment income, to average net assets	2.84%	3.14%	4.29%	4.27%	3.27%
Portfolio turnover rate	157%	200%	170%	184%	92%

(a)	Calculated based on average number of shares outstanding.

(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica U.S. Government Securities VP (the “Fund”) is part of TST.

The Fund seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1.  (continued)

The underlying face amounts of open futures contracts at December 31, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

Treasury Inflation-Protected Securities (“TIPS”): The Fund invests in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Cash overdraft: Throughout the year, the Fund may have cash overdraft balances. A fee is incurred on these overdrafts by a rate based on the federal funds rate.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

There were no recaptured commissions during the year ended December 31, 2009.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2.  (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation, including forward contracts, swap contracts, and future contracts. These are generally categorized as a level 2 in the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying portfolios and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2.  (continued)

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”)  Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, TIM, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Value	% of Net Asset
Transamerica Asset Allocation-Conservative VP	$6,897	1.03%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following rate:

0.55% of ANA

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.63% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.  (continued)

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$535,845
U.S. Government	670,455
Proceeds from maturities and sales of securities:
Long-term	783,033
U.S. Government	736,237

NOTE 5.   DERIVATIVE FINANCIAL INSTRUMENTS

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The volume of the futures held at year end is indicative of the volume throughout the year.  The fund held nine forward foreign currency contracts throughout the year but sold all during the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate Contracts	Net Assets - Unrealized appreciation on futures contracts	$456	(a)	Net Assets - Unrealized depreciation on futures contracts	$	(—	)(a)

(a)

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Forwards	Total
Interest Rate Contracts	$(846)	$—	$(846)
Foreign Exhange Contracts	—	(2,555)	(2,555)
Total	(846)	(2,555)	(3,401)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Forwards	Total
Interest Rate Contracts	$456	$(116)	$340

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6.     FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(1,568)
Undistributed (accumulated) net realized gain (loss) from investment securities	$1,568

The capital loss carryforwards utilized or expired during the year ended December 31, 2009 were $204.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$16,988
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	7,627
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$35,984
Undistributed Long-term Capital Gain	$1,708
Capital Loss Carryforward	$—
Post October Capital Loss Deferral	$(624)
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$19,215
Other Temporary Differences	$—

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica U.S. Government Securities VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica U.S. Government Securities VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

16

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

17

Transamerica Value Balanced VP

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended December 31, 2009, securities markets grappled with a global economic slowdown and the repercussions from the collapse of the credit markets before staging powerful rallies.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous rebound from the March lows.

In the fixed income markets, greatly reduced liquidity and the ongoing recession caused a dislocation of near-historic proportions. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down to near zero. Meanwhile, yields in riskier asset classes rose dramatically.

As the period progressed and the government’s initiatives took effect in earnest, U.S. fixed income markets rallied impressively. An early beneficiary of the government’s programs was agency mortgage-backed securities (“MBS”). The government effectively took over the issuing agencies and manipulated mortgage rates lower through large-scale purchases of agency MBS. Corporates also did well, outperforming Treasuries.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, released in mid-November, 2009 third-quarter data on U.S. gross domestic product was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed noticeable improvements by period-end.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Value Balanced VP Initial Class returned 23.42%.  By comparison its primary and secondary benchmarks, Russell 1000® Value Index and the Barclays Capital U.S. Aggregate Bond Index, returned 19.69% and 5.93%, respectively.

STRATEGY REVIEW

During the period, relative outperformance for the equity segment of Transamerica Value Balanced VP was attributable to underweighting and stock selection in the weaker-performing integrated oils sector, overweighting the top-performing the materials & processing sector and stock selection in the consumer staples sector. Our position in Brazil’s largest iron ore miner, Vale SA, was the top contributor to performance. Vale saw tremendous demand for iron ore, which is used to manufacture steel, in emerging markets such as China and India.

Stock selection in the technology and consumer discretionary sectors detracted from performance, and the largest individual performance detractor for the period was engineering and construction firm Jacobs Engineering. Jacobs experienced a slow period due to delays in “shovel ready” projects (i.e., highway and bridge construction). However, Jacobs stands to benefit as the U.S. government continues to fund civic building and repair projects and other nations develop their physical infrastructure.

On the fixed income side, strong performance was primarily the result of overweighting mortgage-related and corporate securities. Also contributing to performance was a small but strategic investment in commercial MBS — most notably, cell-phone towers. Unlike commercial buildings, demand for cell-phone towers was not impacted greatly by the recession.

John J. Huber, CFA

Greg D. Haendel, CFA

Derek S. Brown, CFA

Scott L. Dinsdale, CFA

Kirk R. Feldhus

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	23.42%	2.37%	4.39%	01/03/1995
Russell 1000® Value*	19.69%	(0.25)%	2.47%
Barclays Capital U.S. Aggregate Bond*	5.93%	4.97%	6.33%
Service Class	23.15%	2.11%	5.25%	05/01/2003

NOTES

* The Russell 1000® Value Index (“Russell 1000® Value”) and Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Value Balanced VP
Initial Class	$1,000.00	$1,170.20	$4.59	$1,020.97	$4.28	0.84%
Service Class	1,000.00	1,168.40	5.96	1,019.71	5.55	1.09

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	59.3%
Corporate Debt Securities	22.0
U.S. Government Agency Obligations	6.6
Mortgage-Backed Securities	5.1
Repurchase Agreement	3.0%
U.S. Government Obligations	2.3
Asset-Backed Securities	0.9
Preferred Corporate Debt Security	0.4
Other Assets and Liabilities - Net(a)	0.4
Total	100.0%

(a)     The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 2.3%
U.S. Treasury Bond
4.25%, 05/15/2039	$860	$807
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	1,032	989
2.50%, 01/15/2029	1,037	1,112
U.S. Treasury Inflation Indexed Note
1.88%, 07/15/2019	1,428	1,483
U.S. Treasury Note
3.38%, 11/15/2019	1,405	1,351
Total U.S. Government Obligations (cost $5,618)		5,742

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
Fannie Mae
5.00%, 05/01/2018- 03/01/2039	3,674	3,792
5.50%, 01/01/2038	1,201	1,259
6.00%, 08/01/2036- 12/01/2037	5,252	5,574
Freddie Mac
5.00%, 04/01/2018- 11/15/2032	2,820	2,951
5.50%, 09/01/2018- 11/01/2018	1,466	1,564
5.52%, 09/01/2037 *	1,042	1,103
Total U.S. Government Agency Obligations (cost $15,606)		16,243

MORTGAGE-BACKED SECURITIES - 5.1%
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037 -144A	1,340	1,366
BCAP LLC Trust
Series 2009-RR10, Class 2A1
4.92%, 08/26/2035 -144A *	637	611
Series 2009-RR3, Class 2A1
5.65%, 05/26/2037 -144A	376	363
Series 2009-RR6, Class 2A1
5.36%, 08/26/2035 -144A Ə	433	420
Crown Castle Towers LLC
Series 2006-1A, Class AFL
0.41%, 11/15/2036 -144A *	1,205	1,175
Series 2006-1A, Class AFX
5.24%, 11/15/2036 -144A	965	994
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.53%, 12/26/2037 -144A Ə	443	412
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A Ə	387	369
Series 2009-R7, Class 12A1
5.50%, 08/26/2036 -144A Ə	451	433
Series 2009-R7, Class 1A1
5.59%, 02/26/2036 -144A Ə	667	637
Series 2009-R7, Class 4A1
3.74%, 09/26/2034 -144A * Ə	651	619
Series 2009-R9, Class 1A1
5.84%, 08/26/2046 -144A	442	424
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.82%, 01/27/2047 -144A	453	437
SBA CMBS Trust
Series 2006-1A, Class A
5.31%, 11/15/2036 -144A	1,200	1,226
Series 2006-1A, Class C
5.56%, 11/15/2036 -144A	920	938
WaMu Mortgage Pass Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	950	950
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	680	666
Series 2003-L, Class 1A2
4.56%, 11/25/2033 *	628	616
Total Mortgage-Backed Securities (cost $12,088)		12,656

ASSET-BACKED SECURITIES - 0.9%
American Airlines Pass-Through Trust
Series 2001-2, Class A2
7.86%, 10/01/2011	960	959
Continental Airlines, Inc.
9.00%, 07/08/2016	310	332
Delta Air Lines, Inc.
Series 2000-1, Class A-2
7.57%, 05/18/2012	930	943
Total Asset-Backed Securities (cost $2,207)		2,234

CORPORATE DEBT SECURITIES - 22.0%
Building Products - 0.2%
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 -144A	480	481
Capital Markets - 1.2%
Goldman Sachs Group, Inc.
0.70%, 03/22/2016 *	1,035	953
Macquarie Group, Ltd.
7.63%, 08/13/2019 -144A	975	1,087
Raymond James Financial, Inc.
8.60%, 08/15/2019	920	995
Chemicals - 0.9%
Cytec Industries, Inc.
8.95%, 07/01/2017	425	504
Dow Chemical Co.
8.55%, 05/15/2019	980	1,169
Nalco Co.
8.25%, 05/15/2017 -144A	450	478
Commercial Banks - 2.1%
Barclays Bank PLC
10.18%, 06/12/2021 -144A	896	1,156
City National Bank
6.75%, 09/01/2011	370	382
PNC Financial Services Group, Inc.
8.25%, 05/29/2049 Ž	750	758
State Street Capital Trust IV
1.30%, 06/15/2037 *	1,491	1,005
SunTrust Banks, Inc.
5.25%, 11/05/2012	1,000	1,038
Wells Fargo Capital XIII
7.70%, 03/26/2013 Ž ■	1,005	975
Commercial Services & Supplies - 0.4%
Aramark Corp.
8.50%, 02/01/2015	450	464
Hertz Corp.
8.88%, 01/01/2014	400	409

The notes to the financial statements are an integral part of this report.

4

	Principal	Value
Containers & Packaging - 0.2%
Graphic Packaging International, Inc.
9.50%, 06/15/2017	$500	$530
Diversified Financial Services - 4.7%
Bank of America Corp.
0.58%, 06/15/2016 *	1,700	1,514
Cemex Finance LLC
9.50%, 12/14/2016 -144A	580	608
Citigroup, Inc.
6.13%, 05/15/2018	925	930
City National Capital Trust I
9.63%, 02/01/2040	960	1,020
Ford Motor Credit Co. LLC
3.03%, 01/13/2012 *	525	488
General Electric Capital Corp.
6.00%, 08/07/2019	605	628
Glencore Funding LLC
6.00%, 04/15/2014 -144A	597	611
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	955	976
Hyundai Capital Services, Inc.
6.00%, 05/05/2015 -144A	861	896
JPMorgan Chase Capital XXVII
7.00%, 11/01/2039	565	570
Lukoil International Finance BV
6.38%, 11/05/2014 -144A	905	930
Pemex Finance, Ltd.
9.03%, 02/15/2011	211	218
QHP Royalty Sub LLC
10.25%, 03/15/2015 -144A	465	467
Selkirk Cogen Funding Corp. -Series A
8.98%, 06/26/2012	603	632
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A ■	1,098	977
Electric Utilities - 0.4%
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 Ђ	760	880
Food & Staples Retailing - 0.4%
Ingles Markets, Inc.
8.88%, 05/15/2017	470	489
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	600	606
Food Products - 0.8%
Lorillard Tobacco Co.
8.13%, 06/23/2019	407	447
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	575	597
Michael Foods, Inc.
8.00%, 11/15/2013	700	717
Gas Utilities - 0.5%
DCP Midstream LLC
9.75%, 03/15/2019 -144A	475	584
EQT Corp.
8.13%, 06/01/2019	650	751
Hotels, Restaurants & Leisure - 0.9%
Hyatt Hotels Corp.
5.75%, 08/15/2015 -144A	905	910
International Game Technology
7.50%, 06/15/2019	855	928
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	523	547
Household Durables - 0.4%
Whirlpool Corp.
8.00%, 05/01/2012	870	943
Insurance - 1.4%
American Financial Group, Inc.
9.88%, 06/15/2019	450	505
HCC Insurance Holdings, Inc.
6.30%, 11/15/2019	370	376
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A Ž ■	1,000	793
Reinsurance Group of America, Inc.
6.45%, 11/15/2019	925	922
Travelers Cos., Inc.
6.25%, 03/15/2037 ■	1,014	923
Machinery - 0.3%
Kennametal, Inc.
7.20%, 06/15/2012	735	770
Metals & Mining - 0.3%
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	680	864
Multi-Utilities - 0.6%
Black Hills Corp.
9.00%, 05/15/2014	470	536
Sempra Energy
9.80%, 02/15/2019	855	1,067
Oil, Gas & Consumable Fuels - 1.2%
Enbridge Energy Partners, LP
9.88%, 03/01/2019	610	773
GAZ Capital SA
8.13%, 07/31/2014 -144A	685	726
Petrohawk Energy Corp.
9.13%, 07/15/2013	720	752
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 -144A	455	509
Real Estate Investment Trusts - 3.9%
Boston Properties, LP
5.88%, 10/15/2019	970	973
Dexus Property Group
7.13%, 10/15/2014 -144A	635	652
Duke Realty, LP
7.38%, 02/15/2015	800	844
Healthcare Realty Trust, Inc.
6.50%, 01/17/2017	730	723
8.13%, 05/01/2011	870	914
Host Hotels & Resorts, LP -Series M
7.00%, 08/15/2012	460	467
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	1,800	1,630
Simon Property Group, LP
10.35%, 04/01/2019	830	1,043
Tanger Properties, LP
6.15%, 11/15/2015	530	519
UDR, Inc.
5.50%, 04/01/2014	1,000	978
WEA Finance LLC
6.75%, 09/02/2019 -144A	940	1,009
Real Estate Management & Development - 0.4%
Post Apartment Homes, LP
5.45%, 06/01/2012	205	203
6.30%, 06/01/2013	747	743

The notes to the financial statements are an integral part of this report.

5

(all amounts except share amounts in thousands)

	Principal	Value
Specialty Retail - 0.4%
Best Buy Co., Inc.
6.75%, 07/15/2013	$845	$928
Transportation Infrastructure - 0.4%
ERAC USA Finance Co.
8.00%, 01/15/2011 -144A	910	954
Total Corporate Debt Securities (cost $51,496)		54,344

	Shares
COMMON STOCKS - 59.3%
Aerospace & Defense - 1.7%
Precision Castparts Corp.	38,705	4,271
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. -Class B	26,500	1,520
Auto Components - 1.9%
BorgWarner, Inc.	144,422	4,798
Automobiles - 1.5%
Harley-Davidson, Inc.	151,195	3,810
Capital Markets - 3.6%
BlackRock, Inc. -Class A	24,905	5,782
Blackstone Group, LP	254,195	3,335
Chemicals - 1.7%
Praxair, Inc.	53,900	4,329
Commercial Banks - 1.7%
SunTrust Banks, Inc.	204,710	4,154
Communications Equipment - 1.7%
QUALCOMM, Inc.	92,290	4,269
Computers & Peripherals - 4.0%
Apple, Inc. ‡	25,470	5,370
International Business Machines Corp.	36,330	4,756
Construction & Engineering - 1.2%
Jacobs Engineering Group, Inc. ‡	80,134	3,014
Diversified Financial Services - 2.2%
JPMorgan Chase & Co.	128,000	5,334
Electrical Equipment - 1.5%
Cooper Industries PLC -Class A	85,065	3,627
Health Care Equipment & Supplies - 1.0%
Becton Dickinson and Co.	30,767	2,426
Health Care Providers & Services - 2.3%
Community Health Systems, Inc. ‡	163,005	5,803
IT Services - 0.6%
Automatic Data Processing, Inc.	32,000	1,370
Machinery - 1.8%
Caterpillar, Inc.	77,575	4,421
Media - 2.3%
Walt Disney Co.	175,000	5,644
Metals & Mining - 2.8%
Vale SA -Class B ADR	229,000	6,647
Multiline Retail - 1.2%
Target Corp.	62,450	3,021
Oil, Gas & Consumable Fuels - 6.4%
Anadarko Petroleum Corp.	85,000	5,306
Exxon Mobil Corp.	80,900	5,517
XTO Energy, Inc.	110,000	5,118
Paper & Forest Products - 2.3%
Weyerhaeuser Co.	133,675	5,767
Pharmaceuticals - 3.1%
Roche Holding AG ADR	62,165	2,623
Teva Pharmaceutical Industries, Ltd. ADR	87,400	4,911
Professional Services - 1.9%
Robert Half International, Inc.	175,755	4,699
Road & Rail - 2.3%
Union Pacific Corp.	86,500	5,528
Software - 4.1%
Microsoft Corp.	173,795	5,299
Oracle Corp.	195,886	4,807
Specialty Retail - 3.2%
Gap, Inc.	200,210	4,194
Home Depot, Inc.	124,682	3,607
Textiles, Apparel & Luxury Goods - 0.7%
Nike, Inc. -Class B	25,224	1,666
Total Common Stocks (cost $116,402)		146,743

	Principal
PREFERRED CORPORATE DEBT SECURITY - 0.4%
Commercial Banks - 0.4%
Rabobank Nederland NV
11.00%, 06/30/2019 -144A * Ž ■	$790	963
Total Preferred Corporate Debt Security (cost $831)
REPURCHASE AGREEMENT - 3.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $7,476 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $7,626	7,476	7,476
Total Repurchase Agreement (cost $7,476)

Total Investment Securities (cost $211,724) #		246,401
Other Assets and Liabilities - Net		1,003

Net Assets		$247,404

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 12/31/2009.
Ə

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total market value of $2,890, or 1.17% of the fund’s net assets.

Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
Ž	The security has a perpetual maturity. The date shown is the next call date.
■	Coupon rate is fixed for a predetermined amount of time and then converts to a floating rate until maturity/call date. Rate is listed as of 12/31/2009.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $210,358. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $39,157 and $3,114, respectively. Net unrealized appreciation for tax purposes is $36,043.

The notes to the financial statements are an integral part of this report.

6

(all amounts in thousands)

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2009, these securities aggregated $29,282, or 11.84%, of the fund’s net assets.

ADR	American Depositary Receipt
CMBS	Commercial Mortgage-Backed Security
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$26,740	$—	$—	$26,740
Equities - Energy	15,941	—	—	15,941
Equities - Financials	18,605	—	—	18,605
Equities - Health Care	15,763	—	—	15,763
Equities - Industrials	27,080	—	—	27,080
Equities - Information Technology	21,602	—	—	21,602
Equities - Materials	16,743	—	—	16,743
Equities - Telecommunication Services	4,269	—	—	4,269
Fixed Income - Asset-Backed Security	—	2,234	—	2,234
Fixed Income - Consumer Discretionary	—	6,082	—	6,082
Fixed Income - Consumer Staples	—	2,856	—	2,856
Fixed Income - Energy	—	3,345	—	3,345
Fixed Income - Financials	—	34,994	—	34,994
Fixed Income - Industrials	—	1,781	—	1,781
Fixed Income - Materials	—	3,015	—	3,015
Fixed Income - Mortgage-Backed Security	—	9,766	2,890	12,656
Fixed Income - U.S. Government Agency Obligation	—	16,243	—	16,243
Fixed Income - U.S. Government Obligation	—	5,742	—	5,742
Fixed Income - Utilities	—	3,234	—	3,234
Cash & Cash Equivalent - Repurchase Agreement	—	7,476	—	7,476
Total	$146,743	$96,768	$2.890	$246,401

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the period ending December 31, 2009:

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)		Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 12/31/2009
Fixed Income - Mortgage-Backed Security	$—	$2,758	$	♦	$23	$109	$—	$2,890
Total	$—	$2,758	$	♦	$23	$109	$—	$2,890

♦  Value is less than $1.

The notes to the financial statements are an integral part of this report.

7

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $204,248)	$238,925
Repurchase agreement, at value (cost: $7,476)	7,476
Receivables:
Investment securities sold	16
Shares sold	33
Interest	1,062
Dividends	149
247,661
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	34
Management and advisory fees	158
Distribution and service fees	5
Administration fees	4
Printing and shareholder reports fees	33
Audit and tax fees	10
Other	13
257
Net assets	$247,404
Net assets consist of:
Capital stock ($.01 par value)	$243
Additional paid-in capital	248,159
Undistributed net investment income	8,080
Undistributed (accumulated) net realized gain (loss) from investment securities	(43,755)
Net unrealized appreciation (depreciation) on:
Investment securities	34,677
Net assets	$247,404
Net assets by class:
Initial Class	$225,116
Service Class	22,288
Shares outstanding:
Initial Class	22,144
Service Class	2,115
Net asset value and offering price per share:
Initial Class	$10.17
Service Class	10.54

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $10)	$2,895
Interest income	5,683
8,578
Expenses:
Management and advisory	1,707
Printing and shareholder reports	76
Custody	39
Administration	46
Legal	12
Audit and tax	22
Trustees	9
Transfer agent	4
Distribution and service:
Service Class	37
Other	5
Total expenses	1,957
Net investment income	6,621
Net realized gain (loss) on transactions from:
Investment securities	(14,011)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	55,406
Net realized and unrealized gain	41,395
Net increase in net assets resulting from operations	$48,016

The notes to the financial statements are an integral part of this report.

8

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$6,621	$10,127
Net realized gain (loss) from investment securities	(14,011)	(28,736)
Change in net unrealized appreciation (depreciation) on investment securities	55,406	(91,721)
Net increase (decrease) in net assets resulting from operations	48,016	(110,330)
Distributions to shareholders:
From net investment income:
Initial Class	(8,904)	(10,929)
Service Class	(680)	(312)
	(9,584)	(11,241)
From net realized gains:
Initial Class	—	(29,008)
Service Class	—	(878)
	—	(29,886)
Total distributions to shareholders	(9,584)	(41,127)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,656	10,753
Service Class	14,932	9,619
	17,588	20,372
Dividends and distributions reinvested:
Initial Class	8,904	39,937
Service Class	680	1,190
	9,584	41,127
Cost of shares redeemed:
Initial Class	(42,458)	(76,455)
Service Class	(3,812)	(6,633)
	(46,270)	(83,088)
Net decrease in net assets from capital shares transactions	(19,098)	(21,589)
Net increase (decrease) in net assets	19,334	(173,046)

Net assets:
Beginning of year	228,070	401,116
End of year	$247,404	$228,070
Undistributed net investment income	$8,080	$11,335
Share activity:
Shares issued:
Initial Class	290	924
Service Class	1,602	819
	1,892	1,743
Shares issued-reinvested from distributions:
Initial Class	947	3,563
Service Class	70	102
	1,017	3,665
Shares redeemed:
Initial Class	(4,768)	(6,556)
Service Class	(409)	(580)
	(5,177)	(7,136)
Net increase (decrease) in shares outstanding:
Initial Class	(3,531)	(2,069)
Service Class	1,263	341
	(2,268)	(1,728)

The notes to the financial statements are an integral part of this report.

9

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.59	$14.19	$13.88	$12.88	$13.48
Investment operations
Net investment income(a)	0.27	0.38	0.40	0.36	0.31
Net realized and unrealized gain (loss)	1.71	(4.33)	0.51	1.52	0.51
Total operations	1.98	(3.95)	0.91	1.88	0.82
Distributions
From net investment income	(0.40)	(0.45)	(0.37)	(0.35)	(0.36)
From net realized gains	—	(1.20)	(0.23)	(0.53)	(1.06)
Total distributions	(0.40)	(1.65)	(0.60)	(0.88)	(1.42)
Net asset value
End of year	$10.17	$8.59	$14.19	$13.88	$12.88
Total return(b)	23.42%	(30.54)%	6.72%	15.27%	6.59%
Net assets end of year (000’s)	$225,116	$220,482	$393,632	$441,492	$462,906
Ratio and supplemental data
Expenses to average net assets	0.84%	0.81%	0.83%	0.83%	0.85%
Net investment income, to average net assets	2.93%	3.20%	2.79%	2.70%	2.34%
Portfolio turnover rate	104%	58%	45%	41%	58%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.90	$14.64	$14.31	$13.25	$13.86
Investment operations
Net investment income(a)	0.25	0.36	0.37	0.34	0.28
Net realized and unrealized gain (loss)	1.78	(4.47)	0.54	1.57	0.52
Total operations	2.03	(4.11)	0.91	1.91	0.80
Distributions
From net investment income	(0.39)	(0.43)	(0.35)	(0.32)	(0.35)
From net realized gains	—	(1.20)	(0.23)	(0.53)	(1.06)
Total distributions	(0.39)	(1.63)	(0.58)	(0.85)	(1.41)
Net asset value
End of year	$10.54	$8.90	$14.64	$14.31	$13.25
Total return(b)	23.15%	(30.70)%	6.46%	15.04%	6.21%
Net assets end of year (000’s)	$22,288	$7,588	$7,484	$6,568	$5,240
Ratio and supplemental data
Expenses to average net assets	1.09%	1.06%	1.08%	1.08%	1.10%
Net investment income, to average net assets	2.55%	3.07%	2.53%	2.45%	2.09%
Portfolio turnover rate	104%	58%	45%	41%	58%

(a)     Calculated based on average number of shares outstanding.

(b)    Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

10

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Value Balanced VP (the “Fund”) is part of TST.

The Fund seeks preservation of capital and competitive investment returns.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $6 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1.   (continued)

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.   SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds (including preferred) is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2.   (continued)

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Investment Management, LLC (“TIM”) is both an affiliate of the Fund and is a sub-adviser of the Fund.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TIM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TIM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the previously waived advisory fees.

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3.   (continued)

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$196,164
U.S. Government	36,508
Proceeds from maturities and sales of securities:
Long-term	216,421
U.S. Government	35,651

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements.The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, net operating losses, distribution reclasses for REITs, capital loss carryforwards, and post-October loss deferrals.

14

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5.   (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$(292)
Undistributed (accumulated) net realized gain (loss) from investment securities	$292

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$27,643	December 31, 2016
$16,096	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$9,584
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	14,802
Long-term Capital Gain	26,325

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$6,699
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(43,739)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$34,661
Other Temporary Differences	$1,381

NOTE 6.   SUBSEQUENT EVENTS

The Board of Trustees approved an Agreement and Plan of Reorganization relating to the proposed reorganization of the Fund with and into Transamerica Balanced VP. An informational statement/prospectus will be sent to shareholders to discuss the transaction in detail. The reorganization is expected to take place during the second quarter of 2010.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

15

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Value Balanced VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Value Balanced VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

16

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

17

Transamerica Van Kampen Active International Allocation VP

(unaudited)

MARKET ENVIRONMENT

For the full year 2009, global equities, as measured by the Morgan Stanley Capital International World Index, gained 31% and international equities, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index (“MSCI-EAFE”), rose 32%.  Within the MSCI-EAFE Index, the materials sector led, with a gain of 70%. Financials and consumer discretionary were up 38% each, followed by energy up 34%, then consumer staples and industrials up 31%, information technology up 22%, health care and telecommunications services up 16%, and utilities up 4%.  Currency returns were fairly muted with the exception of the British pound, which appreciated strongly following its 2008 decline.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Van Kampen Active International Allocation VP Initial Class returned 25.88%.  By comparison its benchmark, the MSCI-EAFE, returned 32.46%.

STRATEGY REVIEW

For the year, the portfolio lagged the MSCI-EAFE. The year 2009 consisted of two very distinct periods. Equities plummeted from December 2008 through mid-March 2009, then rallied strongly through mid-May, continuing to advance through year-end. From a macro perspective, the portfolio was generally well positioned during the year. We were defensive up to the market bottom in mid-March, but then moved quickly off the bottom, to be fully invested. We added to cyclical positions, and more gradually added to emerging markets exposure. Belatedly, we added financials, which was the one of the portfolio’s biggest performance drags. Uncertain as to government policies regarding the equity shareholders of financial firms in the U.S. and Europe, we remained underweight in banks. In the end, governments did not charge equity shareholders excessively for granting financial firms liquidity, insurance, and capital. Underweights to the U.K. and Australia also detracted from portfolio returns.

Ann D. Thivierge

Portfolio Manager

Morgan Stanley Investment Management Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	25.88%	4.58%	0.08%	04/08/1991
MSCI-EAFE*	32.46%	4.02%	1.58%
Service Class	25.68%	4.33%	10.16%	05/01/2003

NOTES

* The Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including fluctuations, political instability and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio

Transamerica Van Kampen Active International Allocation VP
Initial Class	$1,000.00	$1,203.70	$5.94	$1,019.81	$5.45	1.07%
Service Class	1,000.00	1,202.90	7.33	1,018.55	6.72	1.32

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	82.7%
Repurchase Agreement	14.0
Securities Lending Collateral	3.5
Preferred Stocks	0.9
Warrants	0.0	(a)
Right	0.0	(a)
Convertible Preferred Stock	0.0	(a)
Other Assets and Liabilities - Net(b)	(1.1)
Total	100.0%

(a)   Amount rounds to less than 0.05% or (0.05%).

(b)   The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures Contracts, Swap Agreements, Written options and swaptions, and Securities Sold Short.

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.0%
Mexico - 0.0%
Cemex SAB de CV -Class CPO ‡ Λ	54,000	$64
Total Convertible Preferred Stock (cost $61)

PREFERRED STOCKS - 0.9%
Brazil - 0.7%
All America Latina Logistica SA 0.48% ▲	10,200	95
Banco Bradesco SA 0.90% ▲	7,489	156
Bradespar SA 0.35% ▲	523	12
Centrais Eletricas Brasileiras SA 5.37% ▲	4,022	74
Cia Energetica de Minas Gerais 2.45% ▲	2,550	46
Gerdau SA 0.62% ▲	2,381	40
Investimentos Itau SA 0.50% ▲	9,889	67
Itau Unibanco Holding SA 0.40% ▲	8,023	178
Metalurgica Gerdau SA -Class A 1.27% ▲	653	13
Petroleo Brasileiro SA 1.02% ▲	12,186	256
Tele Norte Leste Participacoes SA 6.14% ▲	2,101	45
Usinas Siderurgicas de Minas Gerais SA 1.00% ▲	1,199	34
Vale SA -Class A 2.41% ▲	2,824	69
Germany - 0.2%
Henkel AG & Co. KGaA 1.44% ▲	526	28
Porsche AG 0.12% ▲	1,667	104
RWE AG 7.71% ▲	222	20
Volkswagen AG 3.40% ▲	1,229	116
Total Preferred Stocks (cost $1,181)		1,353

COMMON STOCKS - 82.7%
Australia - 4.4%
AGL Energy, Ltd.	3,114	39
Alumina, Ltd. ‡	32,660	53
Amcor, Ltd.	16,410	91
AMP, Ltd. Λ	8,758	53
Australia & New Zealand Banking Group, Ltd.	33,167	677
BHP Billiton, Ltd.	68,551	2,624
BlueScope Steel, Ltd.	18,884	52
Boral, Ltd.	11,211	60
Brambles, Ltd.	6,121	37
Caltex Australia, Ltd. ‡	2,753	23
Coca-Cola Amatil, Ltd.	3,514	36
Commonwealth Bank of Australia	1,609	79
CSL, Ltd.	1,321	38
CSR, Ltd.	14,965	24
Fairfax Media, Ltd. Λ	6,287	10
Fortescue Metals Group, Ltd. ‡	27,691	110
Foster’s Group, Ltd.	12,709	63
Incitec Pivot, Ltd.	34,552	109
Insurance Australia Group, Ltd.	10,893	39
Leighton Holdings, Ltd. Λ	1,102	37
Lend Lease Corp., Ltd.	3,138	29
Macquarie Group, Ltd.	1,295	55
Macquarie Infrastructure Group	14,523	17
National Australia Bank, Ltd.	2,104	51
Newcrest Mining, Ltd.	10,081	319
Nufarm, Ltd. Λ	2,260	22
OneSteel, Ltd.	17,326	52
Orica, Ltd.	7,223	168
Origin Energy, Ltd.	4,774	72
Oz Minerals, Ltd. ‡	60,415	64
QBE Insurance Group, Ltd.	4,404	101
Rio Tinto, Ltd.	5,771	386
Santos, Ltd.	3,293	41
Sims Metal Management, Ltd.	3,252	64
Sonic Healthcare, Ltd.	875	12
Stockland REIT	413	1
Suncorp-Metway, Ltd.	3,766	29
Tabcorp Holdings, Ltd.	2,490	15
Telstra Corp., Ltd.	13,369	41
Toll Holdings, Ltd.	1,710	13
Transurban Group ‡	4,908	25
Wesfarmers, Ltd.	2,720	76
Wesfarmers, Ltd. - PPS	948	26
Westpac Banking Corp.	2,274	51
Woodside Petroleum, Ltd.	3,038	128
Woolworths, Ltd.	6,436	162
Austria - 0.7%
Erste Group Bank AG	5,047	188
OMV AG	2,066	91
Raiffeisen International Bank Holding AG	1,779	99
Telekom Austria AG	12,814	183
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	2,704	115
Vienna Insurance Group	1,780	91
Voestalpine AG	5,618	205
Belgium - 0.5%
Anheuser-Busch InBev NV	4,424	229
Anheuser-Busch InBev NV - STRIP VVPR ‡	2,616	♦
Belgacom SA	1,345	49
Cie Nationale a Portefeuille	953	50
Delhaize Group SA	752	58
Fortis ‡	5,820	22
Groupe Bruxelles Lambert SA	1,810	170
Solvay SA -Class A	848	92
UCB SA	1,180	49
Umicore	1,805	60
Bermuda - 0.6%
Cheung Kong Infrastructure Holdings, Ltd.	7,000	27
Esprit Holdings, Ltd.	17,112	114
Kerry Properties, Ltd.	6,091	31
Li & Fung, Ltd.	85,614	351
Noble Group, Ltd.	12,000	28
NWS Holdings, Ltd.	233	♦
SeaDrill, Ltd. Λ	13,000	331
Shangri-La Asia, Ltd.	1,125	2
Yue Yuen Industrial Holdings	8,000	23
Brazil - 0.7%
Banco do Brasil SA	9,000	154
BM&FBOVESPA SA	5,700	40
Cia Siderurgica Nacional SA	2,100	68
Empresa Brasileira de Aeronautica SA ‡	1,500	8
Lojas Renner SA	13,800	311
Perdigao SA ‡	7,320	191
Petroleo Brasileiro SA	8,700	207
Redecard SA	1,600	27
Vale SA	1,900	54
Canada - 0.0%
Thomson Reuters Corp.	149	5
Cayman Islands - 0.4%
Agile Property Holdings, Ltd.	117,444	171
Chaoda Modern Agriculture Holdings, Ltd.	84,544	90
China Resources Land, Ltd.	60,000	135
Li Ning Co., Ltd.	44,000	167
Denmark - 0.6%
A.P. Moller Maersk A/S -Series B	25	176
DSV A/S ‡	3,700	67
Novo Nordisk A/S -Class B	5,003	319
Novozymes A/S Λ	786	82
Vestas Wind Systems A/S ‡	3,256	198
Finland - 1.1%
Fortum OYJ	6,121	166
Kesko OYJ -Class B	3,370	111
Kone OYJ -Class B	2,007	86
Metso OYJ	5,514	194

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Finland (continued)
Neste Oil OYJ	1,357	$24
Nokia OYJ	45,288	586
Outokumpu OYJ	2,264	43
Rautaruukki OYJ	1,488	34
Sampo OYJ -Class A	5,310	129
Stora Enso OYJ -Class R ‡	9,824	69
UPM-Kymmene OYJ	8,551	102
Wartsila OYJ	651	26
France - 6.5%
Accor SA	1,359	75
Air Liquide SA	2,322	276
Alcatel-Lucent ‡	14,558	49
Alstom SA	5,848	409
ATOS Origin SA ‡	183	8
AXA SA	19,917	468
BNP Paribas	9,842	780
Bouygues SA	2,212	114
Capital Gemini SA	956	44
Carrefour SA	4,799	230
Casino Guichard Perrachon SA	647	58
Cie de Saint-Gobain	1,685	91
Cie Generale de Geophysique-Veritas ‡	3,723	79
Cie Generale des Etablissements Michelin -Class B	2,032	156
Cie Generale D’optique Essilor International SA Λ	1,217	73
CNP Assurances	748	72
Credit Agricole SA	5,255	92
Dassault Systemes SA Λ	407	23
EDF SA	1,085	64
Eurazeo NPV	325	23
Fonciere Des Regions REIT Λ	293	30
France Telecom SA	9,730	243
GDF Suez	7,948	345
Gecina SA REIT	236	26
Groupe Danone SA	3,265	200
Hermes International Λ	468	62
ICADE REIT	200	19
Imerys SA	521	31
Klepierre REIT	1,090	44
Lafarge SA	2,353	194
Lagardere SCA	1,281	52
L’Oreal SA	429	48
LVMH Moet Hennessy Louis Vuitton SA	1,647	185
Neopost SA Λ	382	32
Pernod-Ricard SA	514	44
Peugeot SA ‡	2,234	75
PPR SA	772	93
Publicis Groupe SA	938	38
Renault SA ‡	1,927	99
Safran SA	814	16
Sanofi-Aventis SA	6,126	482
Schneider Electric SA	2,407	280
SCOR SE	2,305	58
Societe BIC SA	377	26
Societe Generale	5,736	399
Societe Television Francaise	2,263	42
Sodexo	778	44
Technip SA	6,056	426
Thales SA	718	37
Total SA	25,364	1,628
Unibail-Rodamco REIT	1,571	345
Vallourec SA	320	58
Veolia Environnement	3,440	113
Vinci SA	1,539	87
Vivendi SA	6,724	199
Germany - 5.2%
Adidas AG	1,467	79
Allianz SE	3,779	468
BASF SE	6,866	425
Bayer AG	5,901	472
Bayerische Motoren Werke AG	6,113	278
Beiersdorf AG	432	28
Celesio AG	1,188	30
Commerzbank AG ‡ Λ	4,890	41
Daimler AG	9,960	531
Deutsche Bank AG	6,223	440
Deutsche Boerse AG	1,507	125
Deutsche Lufthansa AG	1,798	30
Deutsche Post AG	5,661	109
Deutsche Postbank AG ‡	419	14
Deutsche Telekom AG	13,339	196
E.ON AG	17,638	740
Fresenius Medical Care AG & Co. KGaA	2,599	138
GEA Group AG	850	19
Hochtief AG	382	29
K & S AG	3,490	199
Linde AG	1,542	186
Man AG	803	62
Merck KGaA	318	30
Metro AG	2,351	144
Muenchener Rueckversicherungs AG	1,737	271
Puma AG	92	31
RWE AG	2,721	264
SAP AG	9,776	466
Siemens AG	13,933	1,279
ThyssenKrupp AG	2,249	85
TUI AG ‡	1,642	14
Volkswagen AG Λ	1,862	206
Hong Kong - 2.3%
Bank of East Asia, Ltd.	28,663	113
BOC Hong Kong Holdings, Ltd.	55,500	125
Cathay Pacific Airways, Ltd. ‡	12,000	23
Cheung Kong Holdings, Ltd.	22,000	284
China Resources Enterprise, Ltd.	50,000	182
China Travel International Investment Hong Kong, Ltd.	314,000	93
CLP Holdings, Ltd.	20,003	135
Hang Lung Properties, Ltd.	92,000	361
Hang Seng Bank, Ltd.	11,100	163
Henderson Land Development Co., Ltd.	10,000	75
Hong Kong & China Gas Co., Ltd.	53,571	135
Hong Kong Exchanges & Clearing, Ltd.	11,200	199
HongKong Electric Holdings, Ltd.	16,500	90
Hopewell Holdings, Ltd.	11,000	35
Hutchison Whampoa, Ltd.	22,920	157
Hysan Development Co., Ltd. ‡	18,903	53
Link REIT	29,386	75
MTR Corp.	18,050	62
New World Development, Ltd.	38,856	79
Sino Land Co., Ltd.	10,226	20
Sun Hung Kai Properties, Ltd.	34,500	514
Swire Pacific, Ltd. ‡	11,000	133
Wharf Holdings, Ltd.	22,016	126
Indonesia - 0.9%
Astra Agro Lestari	7,500	18
Astra International TbK PT	158,500	583
Bank Central Asia	208,000	107
Bank Danamon	54,500	26
Bank Mandiri	116,500	57
Bank Rakyat	99,000	80
Bumi Resources Tbk PT	294,500	75

The notes to the financial statements are an integral part of this report.

5

	Shares	Value
Indonesia (continued)
Indosat Tbk PT	27,000	$13
International Nickel Indonesia Tbk PT	40,500	16
Lippo Karawaci ‡	182,500	10
Perusahaan Gas Negara PT	168,000	69
Semen Gresik Persero Tbk PT	25,000	20
Tambang Batubara Bukit Asam Tbk PT	14,500	26
Telekomunikasi Indonesia	170,500	170
Unilever Indonesia	32,000	37
United Tractors Tbk PT	27,000	44
Isle of Man - 0.0%
Genting Singapore PLC ‡ Λ	42,000	39
Italy - 1.7%
Assicurazioni Generali SpA	16,237	437
Banco Popolare SC ‡	649	5
Enel SpA	4,530	26
ENI SpA	36,858	940
Fiat SpA ‡	1,126	16
Intesa Sanpaolo SpA ‡	106,791	480
Mediobanca SpA ‡	1,386	16
Saipem SpA	12,073	417
Telecom Italia SpA	10,423	16
UniCredit SpA ‡	13,446	45
Unione di Banche Italiane SCpA	615	9
Japan - 15.4%
77 Bank Ltd.	6,000	32
Acom Co., Ltd. Λ	440	7
Advantest Corp. Λ	3,400	89
AEON Co., Ltd. Λ	7,000	57
AEON Credit Service Co., Ltd.	500	5
AIOI Insurance Co., Ltd.	1,000	5
Ajinomoto Co., Inc.	9,000	85
Amada Co., Ltd.	6,000	38
Asahi Breweries, Ltd.	4,300	79
Asahi Glass Co., Ltd. Λ	16,000	151
Asahi Kasei Corp.	17,000	85
Astellas Pharma, Inc.	5,000	187
Bank of Kyoto, Ltd.	4,000	32
Bank of Yokohama, Ltd.	16,000	73
Benesse Holdings, Inc.	500	21
Bridgestone Corp. Λ	10,300	182
Canon, Inc.	13,250	563
Casio Computer Co., Ltd.	6,600	53
Central Japan Railway Co.	19	127
Chiba Bank, Ltd.	9,000	54
Chubu Electric Power Co., Inc.	2,900	69
Chugai Pharmaceutical Co., Ltd. Λ	3,302	62
Chuo Mitsui Trust Holdings, Inc. Λ	12,000	40
Citizen Holdings Co., Ltd.	6,100	35
Credit Saison Co., Ltd.	1,300	15
DAI Nippon Printing Co., Ltd.	5,000	64
Daicel Chemical Industries, Ltd.	3,000	18
Daiichi Sankyo Co., Ltd.	7,156	150
Daikin Industries, Ltd.	2,500	99
Daito Trust Construction Co., Ltd.	1,700	80
Daiwa House Industry Co., Ltd.	9,000	97
Daiwa Securities Group, Inc.	18,000	91
Denki Kagaku Kogyo KK	7,000	31
Denso Corp.	7,500	226
DIC Corp.	12,000	20
DOWA Holdings Co., Ltd.	8,000	44
East Japan Railway Co.	4,400	279
Eisai Co., Ltd.	2,600	96
FamilyMart Co., Ltd.	1,100	32
Fanuc, Ltd.	2,300	214
Fast Retailing Co., Ltd.	1,200	226
Fuji Electric Holdings Co., Ltd. ‡	4,000	7
Fujifilm Holdings Corp.	6,500	197
Fujitsu, Ltd.	24,000	156
Fukuoka Financial Group, Inc.	12,000	42
Furukawa Electric Co., Ltd.	12,000	50
Gunma Bank, Ltd.	1,000	5
Hachijuni Bank, Ltd.	1,000	6
Hirose Electric Co., Ltd.	600	63
Hiroshima Bank, Ltd.	1,000	4
Hitachi Construction Machinery Co., Ltd. Λ	700	18
Hitachi, Ltd. ‡	44,000	135
Hokuhoku Financial Group, Inc.	19,000	39
Honda Motor Co., Ltd. Λ	18,000	611
Hoya Corp.	5,400	144
Ibiden Co., Ltd.	2,100	75
IHI Corp. ‡	20,000	32
INPEX Corp.	6	45
Isetan Mitsukoshi Holdings, Ltd.	4,160	38
ITOCHU Corp.	20,000	148
ITOCHU Techno-Solutions Corp.	700	19
J. Front Retailing Co., Ltd.	6,000	26
Japan Airlines Corp. ‡ Λ	17,000	12
Japan Real Estate Investment Corp. REIT	7	52
Japan Retail Fund Investment Corp. REIT Λ	8	36
Japan Tobacco, Inc. Λ	50	169
JFE Holdings, Inc. Λ	4,500	178
JGC Corp.	4,000	75
Joyo Bank, Ltd.	11,000	44
JS Group Corp.	3,400	59
JSR Corp.	2,500	51
Kajima Corp.	20,000	40
Kaneka Corp.	4,000	25
Kansai Electric Power Co., Inc.	5,400	122
KAO Corp.	7,500	176
Kawasaki Heavy Industries, Ltd.	20,000	51
Keihin Electric Express Railway Co., Ltd.	4,000	29
KEIO Corp.	2,000	12
Keyence Corp.	720	149
Kikkoman Corp.	3,000	37
Kintetsu Corp. Λ	21,000	70
Kirin Holdings Co., Ltd.	11,000	177
Kobe Steel, Ltd. ‡	33,000	60
Komatsu, Ltd.	13,100	275
Konami Corp.	2,300	41
Konica Minolta Holdings, Inc.	9,000	93
Kubota Corp.	19,000	174
Kuraray Co., Ltd.	5,000	59
Kurita Water Industries, Ltd.	1,100	35
Kyocera Corp.	2,100	186
Kyowa Hakko Kirin Co., Ltd.	4,011	42
Kyushu Electric Power Co., Inc.	1,700	35
Lawson, Inc.	700	31
Leopalace21 Corp. ‡	1,600	7
Mabuchi Motor Co., Ltd. Λ	400	20
Marubeni Corp.	35,000	193
Marui Group Co., Ltd.	6,600	41
Matsui Securities Co., Ltd.	3,200	22
Minebea Co., Ltd.	8,000	43
Mitsubishi Chemical Holdings Corp.	13,500	57
Mitsubishi Corp.	17,400	434
Mitsubishi Electric Corp. ‡	26,000	192
Mitsubishi Estate Co., Ltd.	10,000	159
Mitsubishi Heavy Industries, Ltd.	44,000	155
Mitsubishi Materials Corp. ‡	25,000	61
Mitsubishi Rayon Co., Ltd. Λ	9,000	36
Mitsubishi UFJ Financial Group, Inc.	87,808	433
Mitsui & Co., Ltd.	20,400	289
Mitsui Chemicals, Inc.	8,000	21

The notes to the financial statements are an integral part of this report.

6

	Shares	Value
Japan (continued)
Mitsui Fudosan Co., Ltd.	9,000	$152
Mitsui Mining & Smelting Co., Ltd. ‡	19,000	49
Mitsui O.S.K. Lines, Ltd.	2,000	11
Mitsui Sumitomo Insurance Group Holdings, Inc.	6,100	156
Mizuho Financial Group, Inc.	90,600	163
Murata Manufacturing Co., Ltd.	2,700	135
NEC Corp. ‡ Λ	35,000	90
NGK Insulators, Ltd.	6,000	131
NGK Spark Plug Co., Ltd.	3,000	34
Nidec Corp.	1,700	157
Nikon Corp.	4,600	91
Nintendo Co., Ltd.	1,100	262
Nippon Building Fund, Inc. REIT	7	53
Nippon Electric Glass Co., Ltd.	6,000	83
Nippon Express Co., Ltd.	15,000	62
Nippon Meat Packers, Inc.	3,000	35
Nippon Mining Holdings, Inc.	10,000	43
Nippon Oil Corp.	20,000	93
Nippon Paper Group, Inc.	3,400	87
Nippon Sheet Glass Co., Ltd.	8,000	23
Nippon Steel Corp.	58,000	235
Nippon Telegraph & Telephone Corp.	3,100	122
Nippon Yusen KK	16,000	49
Nipponkoa Insurance Co., Ltd.	1,000	6
Nishi-Nippon City Bank, Ltd.	8,000	20
Nissan Chemical Industries, Ltd.	3,000	43
Nissan Motor Co., Ltd. ‡	26,200	230
Nisshin Seifun Group, Inc.	4,000	54
Nissin Foods Holdings Co., Ltd.	1,300	42
Nitto Denko Corp.	3,200	115
Nomura Holdings, Inc.	23,200	172
Nomura Real Estate Office Fund, Inc. REIT	1	5
Nomura Research Institute, Ltd. Λ	2,100	41
NSK, Ltd.	11,000	81
NTN Corp.	10,000	45
NTT Data Corp.	22	68
NTT DoCoMo, Inc.	48	67
Obayashi Corp.	16,000	54
Obic Co., Ltd.	170	28
OJI Paper Co., Ltd.	18,000	75
Olympus Corp.	2,000	64
Omron Corp.	3,700	67
Onward Holdings Co., Ltd. Λ	3,000	19
Oracle Corp.	1,000	42
Oriental Land Co., Ltd.	800	53
ORIX Corp. Λ	220	14
Osaka Gas Co., Ltd.	14,000	47
Panasonic Corp.	24,200	348
Panasonic Electric Works Co., Ltd.	6,000	73
Promise Co., Ltd. ‡ Λ	550	4
Resona Holdings, Inc.	5,200	53
Ricoh Co., Ltd.	8,000	115
ROHM Co., Ltd.	2,000	131
Sanyo Electric Co., Ltd. ‡ Λ	27,000	50
Sapporo Hokuyo Holdings, Inc.	1,000	4
SBI Holdings, Inc.	155	28
Secom Co., Ltd.	1,800	85
Seiko Epson Corp.	2,200	36
Sekisui Chemical Co., Ltd.	5,000	31
Sekisui House, Ltd.	12,000	109
Seven & I Holdings Co., Ltd.	8,160	167
Sharp Corp. Λ	11,000	139
Shimamura Co., Ltd.	300	29
Shimano, Inc. Λ	1,400	57
Shimizu Corp.	16,000	57
Shin-Etsu Chemical Co., Ltd.	4,600	261
Shinko Securities Co., Ltd.	9,000	27
Shinsei Bank, Ltd. ‡ Λ	21,000	23
Shionogi & Co., Ltd.	4,600	100
Shiseido Co., Ltd.	4,600	88
Shizuoka Bank, Ltd.	9,000	78
Showa Denko KK	14,000	28
Showa Shell Sekiyu KK Λ	1,700	14
SMC Corp.	900	103
Softbank Corp.	10,200	239
Sompo Japan Insurance, Inc.	9,000	58
Sony Corp.	8,300	241
Sony Financial Holdings, Inc.	2	5
Stanley Electric Co., Ltd.	900	18
Sumitomo Chemical Co., Ltd.	20,000	88
Sumitomo Corp.	13,400	136
Sumitomo Electric Industries, Ltd.	8,400	105
Sumitomo Heavy Industries, Ltd. ‡	8,000	41
Sumitomo Metal Industries, Ltd.	35,000	94
Sumitomo Metal Mining Co., Ltd.	13,000	192
Sumitomo Mitsui Financial Group, Inc. Λ	5,800	166
Sumitomo Realty & Development Co., Ltd.	4,000	76
Sumitomo Trust & Banking Co., Ltd. Λ	17,000	83
T&D Holdings, Inc.	2,700	56
Taiheiyo Cement Corp. ‡	12,000	14
Taisei Corp.	20,000	34
Taisho Pharmaceutical Co., Ltd.	2,911	50
Takashimaya Co., Ltd. Λ	5,000	32
Takeda Pharmaceutical Co., Ltd.	8,300	341
TDK Corp. Λ	1,800	110
Teijin, Ltd.	15,000	48
Terumo Corp.	2,500	151
THK Co., Ltd.	800	14
Tobu Railway Co., Ltd. Λ	13,000	68
Toho Co., Ltd.	700	11
Tohoku Electric Power Co., Inc.	2,600	52
Tokio Marine Holdings, Inc.	7,848	213
Tokyo Broadcasting System, Inc.	2,300	33
Tokyo Electric Power Co., Inc.	8,700	218
Tokyo Electron, Ltd.	2,900	185
Tokyo Gas Co., Ltd.	15,000	60
Tokyo Tatemono Co., Ltd. Λ	4,000	15
Tokyu Corp.	18,000	72
Tokyu Land Corp.	1,000	4
TonenGeneral Sekiyu KK Λ	6,000	50
Toppan Printing Co., Ltd.	5,000	41
Toray Industries, Inc. Λ	16,000	87
Toshiba Corp. ‡	37,000	205
Tosoh Corp.	8,000	22
Toto, Ltd. Λ	8,000	51
Toyo Seikan Kaisha, Ltd.	2,700	41
Toyota Industries Corp.	1,500	45
Toyota Motor Corp.	29,000	1,223
Trend Micro, Inc. Λ	2,100	80
Uni-Charm Corp.	300	28
UNY Co., Ltd.	1,000	7
Ushio, Inc.	1,000	17
West Japan Railway Co.	4	13
Yahoo! Japan Corp. Λ	247	74
Yamada Denki Co., Ltd.	1,400	94
Yamaha Corp.	1,700	20
Yamaha Motor Co., Ltd. Λ	600	8
Yamato Holdings Co., Ltd. Λ	3,800	53
Yamazaki Baking Co., Ltd.	1,000	12
Yokogawa Electric Corp.	4,100	36

The notes to the financial statements are an integral part of this report.

7

	Shares	Value
Jersey, Channel Islands - 0.1%
Charter International PLC	7,913	$92
Experian Group, Ltd.	8,420	83
Luxembourg - 0.2%
ArcelorMittal	6,831	312
Malaysia - 0.0%
YTL Corp., Bhd	164	♦
Mexico - 0.8%
America Movil SAB de CV -Series L Λ	101,100	239
Carso Global Telecom SAB de CV ‡	5,000	22
Desarrolladora Homex SAB de CV ADR ‡	3,500	118
Fomento Economico Mexicano SAB de CV	11,400	54
Grupo Bimbo SAB de CV	2,200	14
Grupo Carso SA de CV -Series A1	4,700	14
Grupo Elektra SA de CV	500	24
Grupo Financiero Banorte SAB de CV -Class O	8,447	30
Grupo Financiero Inbursa SA -Class O	5,400	16
Grupo Mexico SAB de CV -Series B	21,566	49
Grupo Modelo SAB de CV -Series C ‡	3,700	21
Grupo Televisa SA -Series C	11,400	47
Industrias Penoles SAB de CV	600	13
Kimberly-Clark de Mexico SAB de CV -Class A	2,900	13
Telefonos de Mexico SAB de CV -Class L Λ	31,700	26
Telmex Internacional SAB de CV -Series L	35,500	32
URBI Desarrollos Urbanos SA de CV ‡ Λ	19,200	43
Wal-Mart de Mexico SAB de CV -Series V	92,705	414
Netherlands - 2.8%
Akzo Nobel NV	3,441	228
ASML Holding NV	5,684	194
Corio NV REIT	665	45
European Aeronautic Defence and Space Co. NV	1,942	39
Fugro NV	2,995	172
Heineken NV	8,916	423
ING Groep NV ‡	22,376	215
James Hardie Industries NV ‡	8,588	65
Koninklijke Ahold NV	12,589	167
Koninklijke DSM NV	4,246	209
Koninklijke KPN NV	18,521	315
Koninklijke Philips Electronics NV	12,835	379
Reed Elsevier NV	9,249	113
SBM Offshore NV	6,886	135
STMicroelectronics NV	5,267	49
TNT NV	13,921	428
Unilever NV	19,842	646
Wolters Kluwer NV	6,282	138
New Zealand - 0.0%
Telecom Corp. of New Zealand, Ltd.	4,768	9
Norway - 1.5%
DnB NOR ASA ‡	16,447	178
Norsk Hydro ASA ‡	20,340	171
Orkla ASA	17,390	171
Renewable Energy Corp., ASA ‡ Λ	2,700	21
Statoil ASA	16,783	418
Telenor ASA ‡	25,031	350
Yara International ASA	17,891	809
Poland - 1.1%
Asseco Poland SA	953	21
Bank Handlowy Warsza ‡	14,616	354
Bank Pekao SA ‡	1,467	82
Getin Holding SA ‡	102,447	315
Globe Trade Centre SA ‡	1,800	16
KGHM Polska Miedz SA	1,621	60
PBG SA ‡	2,900	205
Polski Koncern Naftowy Orlen ‡	4,098	48
Polskie Gornictwo Naftowe I Gazownictwo SA	213,503	282
Powszechna Kasa Oszczednosci Bank Polski SA	7,500	99
Telekomunikacja Polska SA	8,255	46
Portugal - 0.2%
Brisa Auto-Estradas de Portugal SA	6,517	67
Energias de Portugal SA	25,101	111
Portugal Telecom SGPS SA	7,098	87
Russian Federation - 1.5%
Gazprom OAO ADR	24,350	621
LUKOIL OAO ADR	5,100	292
MMC Norilsk Nickel ADR ‡	12,316	177
Mobile Telesystems OJSC ADR	1,900	93
Novatek OAO GDR	820	54
Polyus Gold Co. ADR	2,478	68
Rosneft Oil Co. GDR ‡	16,150	139
Surgutneftegaz ADR	15,600	139
Tatneft ADR	3,925	114
Unified Energy System OAO GDR ‡ Ə	648	♦
Vimpel-Communications ADR	5,350	99
VTB Bank OJSC GDR	27,813	130
Wimm-Bill-Dann Foods OJSC ADR ‡ Λ	10,800	257
Singapore - 0.8%
Ascendas REIT	10,000	16
Capitaland, Ltd.	22,000	65
CapitaMall Trust REIT ‡	19,000	24
City Developments, Ltd. Λ	5,000	41
ComfortDelgro Corp., Ltd.	17,000	20
DBS Group Holdings, Ltd.	15,000	163
Fraser and Neave, Ltd.	10,000	30
Golden Agri-Resources, Ltd. ‡	59,626	21
Jardine Cycle & Carriage, Ltd.	1,000	19
Keppel Corp., Ltd.	12,000	70
Olam International, Ltd. Λ	12,000	23
Oversea-Chinese Banking Corp.	22,000	142
SembCorp Industries, Ltd.	10,000	26
SembCorp Marine, Ltd.	7,000	18
Singapore Airlines, Ltd.	7,003	74
Singapore Exchange, Ltd.	7,000	41
Singapore Press Holdings, Ltd. Λ	12,000	31
Singapore Technologies Engineering, Ltd.	11,000	25
Singapore Telecommunications, Ltd.	69,000	152
United Overseas Bank, Ltd.	10,000	139
Wilmar International, Ltd. Λ	11,000	50
Spain - 4.2%
ACS Actividades Co. Λ	2,608	130
Banco Bilbao Vizcaya Argentaria SA Λ	51,425	937
Banco Popular Espanol SA Λ	24,841	182
Banco Santander SA	124,761	2,063
Criteria Caixacorp SA	2,503	12
Iberdrola SA Λ	31,453	301
Inditex SA	3,071	192
Indra Sistemas SA	1,024	24
Mapfre SA	9,342	39
Repsol YPF SA Λ	11,254	302
Telefonica SA	61,763	1,729
Zardoya Otis SA	1,025	20
Sweden - 2.1%
Alfa Laval AB	2,849	39
ASSA Abloy AB -Series B	3,785	73
Atlas Copco AB -Class A	15,078	223
Atlas Copco AB -Class B	5,400	70
Electrolux AB -Series B ‡	2,840	67
Getinge AB -Class B	4,049	77

The notes to the financial statements are an integral part of this report.

8

	Shares	Value
Sweden (continued)
Hennes & Mauritz AB -Class B	5,059	$280
Holmen AB -Class B	850	22
Husqvarna AB -Class B ‡	2,840	21
Investor AB -Class B	10,804	200
Lundin Petroleum AB ‡ Λ	3,091	24
Nordea Bank AB	26,915	273
Oriflame Cosmetics SA	1,793	107
Sandvik AB	12,655	152
Skanska AB -Class B	4,371	74
SKF AB	3,000	52
SSAB AB	3,000	51
Svenska Cellulosa AB -Class B	9,300	124
Svenska Handelsbanken AB -Class A	7,598	216
Swedish Match AB	3,766	82
Tele2 AB -Class B	1,343	21
Telefonaktiebolaget LM Ericsson -Class B	49,830	459
TeliaSonera AB	16,935	122
Volvo AB -Class A	5,745	49
Volvo AB -Class B	12,423	107
Switzerland - 7.5%
ABB, Ltd. ‡	41,205	794
Baloise Holding AG	727	60
Compagnie Financiere Richemont SA	9,933	335
Credit Suisse Group AG	16,515	819
GAM Holding, Ltd.	3,991	48
Geberit AG	458	81
Givaudan SA	93	74
Holcim, Ltd. ‡	4,467	347
Julius Baer Group, Ltd.	3,991	140
Logitech International SA ‡	3,016	52
Lonza Group AG	376	26
Nestle SA	57,788	2,806
Nobel Biocare Holding AG	4,555	152
Novartis AG	21,764	1,189
Pargesa Holding SA	100	9
Roche Holding AG	6,548	1,120
Schindler Holding AG	1,097	84
Straumann Holding AG	390	110
Swatch Group AG - BR	776	196
Swatch Group AG - Reg	888	42
Swiss Life Holding AG ‡	456	58
Swiss Reinsurance Co., Ltd.	7,029	337
Swisscom AG	215	82
Syngenta AG	3,496	988
UBS AG ‡	23,059	359
Zurich Financial Services AG	1,802	394
Turkey - 1.6%
Akbank TAS	42,777	272
Anadolu AS	12,054	135
Bim Birlesik Magazalar AS	2,128	99
Enka Insaat VE Sanayi AS	20,093	93
Eregli Demir ve Celik Fabrikalari TAS ‡	35,702	108
Haci Omer Sabanci Holding AS	22,661	88
KOC Holding AS ‡	21,403	64
Tupras Turkiye Petrol Rafine	6,982	139
Turk Telekomunikasyon AS	28,600	88
Turkcell Iletisim Hizmet AS	34,236	242
Turkiye Garanti Bankasi AS	88,356	376
Turkiye Halk Bankasi AS	14,400	115
Turkiye Is Bankasi -Class C	52,509	222
Turkiye Vakiflar Bankasi Tao -Class D ‡	34,997	100
Yapi Ve Kredi Bankasi AS ‡	39,285	87
United Kingdom - 17.1%
3i Group PLC	9,592	43
Admiral Group PLC	2,274	43
Aggreko PLC	7,081	106
AMEC PLC	15,008	191
Anglo American PLC ‡	20,341	881
Antofagasta PLC	6,693	106
AstraZeneca PLC	17,702	832
Aviva PLC	33,452	213
BAE Systems PLC	37,962	219
Balfour Beatty PLC	6,787	28
Barclays PLC	73,894	326
Berkeley Group Holdings PLC ‡	1,109	15
BG Group PLC	46,561	841
BHP Billiton PLC	7,886	251
BP PLC	259,610	2,508
British Airways PLC ‡ Λ	8,169	25
British American Tobacco PLC	19,357	629
British Land Co. PLC REIT	10,919	84
British Sky Broadcasting Group PLC	28,774	260
BT Group PLC -Class A	90,820	198
Bunzl PLC	4,975	54
Burberry Group PLC	5,703	55
Cadbury PLC	9,870	127
Capital Group PLC	2,000	24
Carnival PLC ‡	2,120	72
Centrica PLC	33,204	150
Cobham PLC	14,496	59
Compass Group PLC	25,634	183
Diageo PLC	25,321	442
FirstGroup PLC	7,825	54
GlaxoSmithKline PLC	59,850	1,269
Group 4 Securicor PLC	3,563	15
Hammerson PLC REIT	8,749	60
Home Retail Group PLC	7,805	35
HSBC Holdings PLC	209,726	2,392
ICAP PLC	2,816	19
Imperial Tobacco Group PLC	7,298	230
Intercontinental Hotels Group PLC	4,580	66
International Power PLC	6,355	32
Invensys PLC	5,024	24
Investec PLC	2,855	20
J. Sainsbury PLC	10,227	53
Johnson Matthey PLC	2,820	70
Kingfisher PLC	11,088	41
Ladbrokes PLC	7,527	17
Land Securities Group PLC REIT	9,612	105
Legal & General Group PLC	85,671	110
Liberty International PLC REIT	5,672	47
Lloyds TSB Group PLC ‡	103,853	84
London Stock Exchange Group PLC	858	10
Man Group PLC	36,381	180
Marks & Spencer Group PLC	13,807	89
National Grid PLC	42,242	461
Next PLC	2,340	78
Old Mutual PLC ‡	67,688	119
Pearson PLC	11,065	159
Petrofac, Ltd.	9,300	156
Prudential PLC	30,396	311
Reckitt Benckiser Group PLC	6,190	335
Reed Elsevier PLC	15,144	124
Rexam PLC	8,365	39
Rio Tinto PLC	15,241	823
Rolls-Royce Group PLC ‡	22,112	172
Royal & Sun Alliance Insurance Group PLC	46,059	89
Royal Bank of Scotland Group PLC ‡	209,004	97
Royal Dutch Shell PLC -Class A	50,468	1,527
Royal Dutch Shell PLC -Class B	37,911	1,104
SABMiller PLC	5,949	175
Sage Group PLC	15,752	56
Schroders PLC	1,912	41
Scottish & Southern Energy PLC	18,502	346
Segro PLC REIT	8,847	49
Serco Group PLC	1,448	12

The notes to the financial statements are an integral part of this report.

9

	Shares	Value
United Kingdom (continued)
Severn Trent PLC	6,048	$106
Smith & Nephew PLC	14,664	151
Smiths Group PLC	4,760	77
Standard Chartered PLC	23,622	596
Standard Life PLC	25,861	90
Tesco PLC	58,651	405
Tomkins PLC	12,115	38
Unilever PLC	11,333	363
United Utilities Group PLC	2,080	17
Vodafone Group PLC	578,054	1,339
Whitbread PLC	2,596	59
Wolseley PLC ‡	791	16
WPP PLC	44,293	433
Xstrata PLC ‡	17,253	308
United States - 0.2%
Synthes, Inc.	1,925	253
Total Common Stocks (cost $110,696)		118,067

RIGHTS - 0.0%
Belgium - 0.0%
Fortis Ə	21,687	♦
Total Rights (cost $0)

WARRANTS - 0.0%
Italy - 0.0%
Mediobanca SpA
Expiration: 03/18/2011
Exercise Price: $9.00	1,320	♦
UBI Banca SCpA
Expiration: 06/30/2011
Exercise Price: $12.30	615	♦
France - 0.0%
Fonciere Des Regions Λ
Expiration: 12/31/2010
Exercise Price: $0.00	293	♦
Japan - 0.0%
DOWA Holdings Co., Ltd. Ə	11,000	3
Total Warrants (cost $0)		3

Principal
REPURCHASE AGREEMENT - 14.0%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $19,991 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $20,391	$19,991	19,991
Total Repurchase Agreement (cost $19,991)

	Shares
SECURITIES LENDING COLLATERAL - 3.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	5,071,940	5,072
Total Securities Lending Collateral (cost $5,072)

Total Investment Securities (cost $137,001) #		144,550
Other Assets and Liabilities - Net		(1,637)

Net Assets		$142,913

FUTURES CONTRACTS: ►

Description	Contracts Г	Expiration Date	Net Unrealized Appreciation
DAX Index	34	03/19/2010	$213
Dow Jones EURO STOXX	180	03/19/2010	228
FTSE 100 Index	8	03/19/2010	15
Hang Seng China Index	39	01/28/2010	5
SGX CNX Nifty ETS Index	197	01/28/2010	29
SGX MSCI Singapore Index	15	01/28/2010	16
Topix Index	14	03/12/2010	27
			$533

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	5,621	01/14/2010	5,082	(40)
Euro	8,557	01/14/2010	12,420	(153)
Hong Kong Dollar	(30,408)	01/14/2010	(3,923)	♦
Japanese Yen	(257,313)	01/14/2010	(2,863)	100
Japanese Yen	(140,878)	01/14/2010	(1,575)	62
Japanese Yen	271,320	01/14/2010	3,018	(105)
Pound Sterling	(1,216)	01/14/2010	(1,973)	9
				$(127)

The notes to the financial statements are an integral part of this report.

10

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Commercial Banks	10.9%	$15,254
Oil, Gas & Consumable Fuels	8.8	12,308
Metals & Mining	6.1	8,610
Pharmaceuticals	4.9	6,790
Chemicals	3.8	5,092
Food Products	3.5	5,048
Insurance	3.3	4,578
Diversified Telecommunication Services	3.0	4,344
Automobiles	2.9	4,080
Machinery	2.0	2,869
Real Estate Management & Development	1.8	2,768
Electric Utilities	1.8	2,737
Industrial Conglomerates	1.8	2,558
Capital Markets	1.6	2,500
Wireless Telecommunication Services	1.6	2,331
Food & Staples Retailing	1.6	2,320
Electrical Equipment	1.5	2,146
Energy Equipment & Services	1.4	1,907
Beverages	1.2	1,878
Media	1.2	1,695
Electronic Equipment & Instruments	1.0	1,592
Diversified Financial Services	1.0	1,531
Multi-Utilities	0.9	1,409
Trading Companies & Distributors	0.9	1,298
Household Durables	0.9	1,235
Real Estate Investment Trusts	0.9	1,116
Tobacco	0.8	1,110
Communications Equipment	0.7	1,094
Road & Rail	0.7	1,030
Health Care Equipment & Supplies	0.7	1,030
Textiles, Apparel & Luxury Goods	0.7	1,027
Specialty Retail	0.6	1,000
Software	0.6	991
Construction & Engineering	0.6	964
Office Electronics	0.6	803
Construction Materials	0.6	795
Hotels, Restaurants & Leisure	0.5	732
Multiline Retail	0.5	708
Auto Components	0.5	661
Semiconductors & Semiconductor Equipment	0.4	648
Building Products	0.4	628
Household Products	0.4	617
Air Freight & Logistics	0.3	604
Aerospace & Defense	0.3	575
Distributors	0.3	552
Computers & Peripherals	0.3	539
Paper & Forest Products	0.3	479
Commercial Services & Supplies	0.2	386
Leisure Equipment & Products	0.2	335
Gas Utilities	0.2	311
Personal Products	0.2	271
IT Services	0.1	259
Marine	0.1	236
Health Care Providers & Services	0.1	180
Containers & Packaging	0.1	171
Airlines	0.1	164
Transportation Infrastructure	0.1	109

The notes to the financial statements are an integral part of this report.

11

INVESTMENTS BY INDUSTRY (unaudited): (continued)	Percentage of Total Investments	Value
Professional Services	0.1	107
Water Utilities	0.1	106
Internet Software & Services	0.0	74
Consumer Finance	0.0	45
Biotechnology	0.0	38
Internet & Catalog Retail	0.0	35
Independent Power Producers & Energy Traders	0.0	32
Life Sciences Tools & Services	0.0	26
Diversified Consumer Services	0.0	21
Investment Securities, at Value	82.7	119,487
Short-Term Investments	17.3	25,063
Total Investments	100.0%	$144,550

NOTES TO SCHEDULE OF INVESTMENTS:

►	Cash in the amount of $1,941 has been segregated with the broker to cover margin requirements for open future contracts.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $4,816.
‡	Non-income producing security.
▲	Rate shown reflects yield at 12/31/2009.
♦	Value is less than $1.
Ə

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a market value of $3, or less than 0.01% of the fund’s net assets.

Г	Contract amounts are not in thousands.
#

Aggregate cost for federal income tax purposes is $141,716. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $14,843 and $12,009, respectively. Net unrealized appreciation for tax purposes is $2,834.

DEFINITIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
OYJ	Finnish Public Stock Company
PPS	Price Protected Share
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
SBI	Shares Beneficial Interest
STRIP VVPR	Is a coupon which, if presented along with the corresponding coupon of the share, allows to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company.

The notes to the financial statements are an integral part of this report.

12

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$549	$11,531	$—	$12,080
Equities - Consumer Staples	964	10,276	—	11,240
Equities - Energy	1,770	12,446	—	14,216
Equities - Financials	727	27,071	♦	27,798
Equities - Health Care	—	8,067	—	8,067
Equities - Industrials	254	13,420	—	13,674
Equities - Information Technology	27	5,971	—	5,998
Equities - Materials	580	14,565	—	15,145
Equities - Telecommunication Services	564	6,109	—	6,673
Equities - Utilities	120	4,476	—	4,596
Cash & Cash Equivalent - Repurchase Agreement	—	19,991	—	19,991
Cash & Cash Equivalent - Securities Lending Collateral	5,072	—	—	5,072
Total	$10,627	$133,923	$ ♦	$144,550

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts - Appreciation	$—	$533	$—	$533
Forward Foreign Currency Contracts - Appreciation	—	171	—	171
Forward Foreign Currency Contracts - Depreciation	—	(298)	—	(298)
Total	$—	$406	$—	$406

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the period ending December 31, 2009:

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2008		Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 12/31/2009
Equities - Financials	$	♦	$—	$—	$—	$—	$—	$	♦
Equities - Utilities		$65	$(3)	$—	$—	$(62)	$—		$—
Total		$65	$(3)	$—	$—	$(62)	$—	$	♦

♦	Other financial instruments are derivative instruments. Future Contracts and Forward Foreign Currency Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

13

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $117,010) (including securities loaned of $4,816)	$124,559
Repurchase agreement, at value (cost: $19,991)	19,991
Cash on deposit with broker	1,941
Foreign currency (cost: $1,577)	1,556
Receivables:
Investment securities sold	2
Shares sold	5
Securities lending income (net)	3
Dividends	119
Dividend reclaims	208
Variation margin	104
Unrealized appreciation on forward foreign currency contracts	171
148,659
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	180
Management and advisory fees	97
Distribution and service fees	3
Administration fees	2
Printing and shareholder reports fees	14
Audit and tax fees	11
Other	69
Collateral for securities on loan	5,072
Unrealized depreciation on forward foreign currency contracts	298
5,746
Net assets	$142,913

Net assets consist of:
Capital stock ($.01 par value)	$132
Additional paid-in capital	149,376
Undistributed net investment income	2,223
Undistributed (accumulated) net realized gain (loss) from investment securities, futures, and foreign currency transactions	(16,765)
Net unrealized appreciation (depreciation) on:
Investment securities	7,549
Futures contracts	533
Translation of assets and liabilities denominated in foreign currencies	(135)
Net assets	$142,913

Net assets by class:
Initial Class	$129,300
Service Class	13,613
Shares outstanding:
Initial Class	11,961
Service Class	1,264
Net asset value and offering price per share:
Initial Class	$10.81
Service Class	10.77

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $297)	$3,369
Securities lending income (net)	24
3,393
Expenses:
Management and advisory	1,058
Printing and shareholder reports	32
Custody	237
Administration	25
Legal	6
Audit and tax	35
Trustees	5
Transfer agent	2
Distribution and service:
Service Class	24
Other	4
Total expenses	1,428
Less waiver/reimbursement	(72)
Net expenses	1,356

Net investment income	2,037

Net realized gain (loss) on transactions from:
Investment securities (net of foreign capital gains tax of $1)	(13,094)
Futures contracts	1,662
Foreign currency transactions	584
(10,848)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	36,759
Futures contracts	463
Translation of assets and liabilities denominated in foreign currencies	(665)
Change in unrealized appreciation (depreciation)	36,557
Net realized and unrealized gain	25,709

Net increase in net assets resulting from operations	$27,746

The notes to the financial statements are an integral part of this report.

14

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$2,037	$4,152
Net realized gain (loss) from investment securities, futures contracts, and foreign currency transactions	(10,848)	(5,571)
Change in net unrealized appreciation (depreciation) on investment securities, futures contracts, and foreign currency translation	36,557	(93,911)
Net increase (decrease) in net assets resulting from operations	27,746	(95,330)

Distributions to shareholders:
From net investment income:
Initial Class	(181)	(6,485)
Service Class	— (a)	(469)
	(181)	(6,954)
From net realized gains:
Initial Class	(1,881)	(24,746)
Service Class	(161)	(1,937)
	(2,042)	(26,683)
Total distributions to shareholders	(2,223)	(33,637)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,209	19,291
Service Class	5,700	4,694
	16,909	23,985
Dividends and distributions reinvested:
Initial Class	2,062	31,231
Service Class	161	2,406
	2,223	33,637
Cost of shares redeemed:
Initial Class	(28,196)	(57,291)
Service Class	(3,242)	(6,810)
	(31,438)	(64,101)
Net decrease in net assets from capital shares transactions	(12,306)	(6,479)

Net increase (decrease) in net assets	13,217	(135,446)

Net assets:
Beginning of year	129,696	265,142
End of year	$142,913	$129,696
Undistributed (accumulated) net investment income (loss)	$2,223	$(361)

Share activity:
Shares issued:
Initial Class	1,179	1,384
Service Class	577	341
	1,756	1,725
Shares issued-reinvested from distributions:
Initial Class	203	2,663
Service Class	16	205
	219	2,868
Shares redeemed:
Initial Class	(3,245)	(4,627)
Service Class	(368)	(557)
	(3,613)	(5,184)
Net (decrease) in shares outstanding:
Initial Class	(1,863)	(580)
Service Class	225	(11)
	(1,638)	(591)

(a)   Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

15

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.73	$17.16	$15.29	$12.42	$11.30
Investment operations
Net investment income(a)	0.15	0.28	0.29	0.25	0.18
Net realized and unrealized gain (loss)	2.10	(6.34)	2.05	2.67	1.34
Total operations	2.25	(6.06)	2.34	2.92	1.52
Distributions
From net investment income	(0.02)	(0.49)	(0.47)	(0.05)	(0.40)
From net realized gains	(0.15)	(1.88)	—	—	—
Total distributions	(0.17)	(2.37)	(0.47)	(0.05)	(0.40)
Net asset value
End of year	$10.81	$8.73	$17.16	$15.29	$12.42
Total return(b)	25.88%	(38.83)%	15.60%	23.51%	13.79%
Net assets end of year (000’s)	$129,300	$120,650	$247,159	$230,638	$190,875
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.07%	1.07%	1.02%	0.94%	0.94%
Before reimbursement/fee waiver	1.12%	1.09%	1.04%	1.05%	1.12%
Net investment income, to average net assets	1.66%	2.08%	1.75%	1.84%	1.62%
Portfolio turnover rate	38%	27%	27%	17%	22%

For a share outstanding throughout each period

	Service Class Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$8.70	$17.12	$15.28	$12.43	$11.32
Investment operations
Net investment income(a)	0.12	0.25	0.25	0.21	0.15
Net realized and unrealized gain (loss)	2.10	(6.33)	2.04	2.67	1.36
Total operations	2.22	(6.08)	2.29	2.88	1.51
Distributions
From net investment income	— (c)	(0.46)	(0.45)	(0.03)	(0.40)
From net realized gains	(0.15)	(1.88)	—	—	—
Total distributions	(0.15)	(2.34)	(0.45)	(0.03)	(0.40)
Net asset value
End of year	$10.77	$8.70	$17.12	$15.28	$12.43
Total return(b)	25.68%	(39.05)%	15.27%	23.18%	13.61%
Net assets end of year (000’s)	$13,613	$9,046	$17,983	$12,147	$4,917
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.32%	1.32%	1.27%	1.19%	1.19%
Before reimbursement/fee waiver	1.37%	1.34%	1.29%	1.30%	1.37%
Net investment income, to average net assets	1.30%	1.84%	1.47%	1.48%	1.27%
Portfolio turnover rate	38%	27%	27%	17%	22%

(a)	Calculated based on average number of shares outstanding.
(b)	Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(c)	Rounds to less than $0.01.

The notes to the financial statements are an integral part of this report.

16

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Van Kampen Active International Allocation VP (the “Fund”) is part of TST.

The Fund seeks to provide long-term capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Fund is subject to foreign currency exchange rate risk exposure in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2009 are listed in the Schedule of Investments.

Futures contracts: The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The underlying face amounts of open futures contracts at December 31, 2009 are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the Statement of Assets and Liabilities.

17

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $72 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

18

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Derivative instruments: Option Contracts and derivative instruments are carried at unrealized appreciation/ depreciation, including forward contracts, swap contracts, and future contracts. These are generally categorized as a level 2 in the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Fund using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

19

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM is the Fund’s investment adviser. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.85%
Over $250 million up to $1 billion	0.80%
Over $1 billion	0.775%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.07% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$72	12/31/2012
Fiscal Year 2008:	33	12/31/2011
Fiscal Year 2007:	51	12/31/2010

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

20

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$43,888
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	68,700
U.S. Government	—

NOTE 5.   FAIR VALUE OF DERIVATIVES

The Fund is subject to various risks in the normal course of pursuing its investment objectives. The volume of derivatives held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on forward foreign currency contracts	$171		Unrealized depreciation on forward foreign currency contracts	$(298)
Equity Contracts	Net Assets - Unrealized appreciation on futures contracts	533	(a)	Net Assets - Unrealized depreciation on futures contracts	(—	)(a)
Total		$704			$(298)

(a)

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Forwards	Total
Foreign Exchange Contracts	$—	$894	$894
Equity Contracts	1,662	—	1,662
Total	$1,662	$894	$2,556

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Forwards	Total
Foreign Exchange Contracts	$—	$(654)	$(654)
Equity Contracts	463	—	463
Total	$463	$(654)	$(191)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

21

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 6. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign bonds, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$—
Undistributed (accumulated) net investment income (loss)	$728
Undistributed (accumulated) net realized gain (loss) from investment securities	$(728)

The capital loss carryforward is available to offset future realized gains through the period listed below:

Capital Loss Carryforward	Available Through
$12,194	December 31, 2017

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$181
Long-term Capital Gain	2,042

2008 Distributions paid from:
Ordinary Income	10,433
Long-term Capital Gain	23,204

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$2,520
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(12,194)
Post October Capital Loss Deferral	$(16)
Post October Currency Loss Deferral	$(263)
Net Unrealized Appreciation (Depreciation)	$3,358
Other Temporary Differences	$—

NOTE 7. SUBSEQUENT EVENTS

During 2010, the Fund will change its name to Transamerica Morgan Stanley Active International Allocation VP.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

22

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Van Kampen Active International Allocation VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Van Kampen Active International Allocation VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

23

SUPPLEMENTAL TAX INFORMATION (unaudited)

(all amounts in thousands)

For tax purposes, the Fund has made a Long-Term Capital Gain Designation of $2,042 for the year ended December 31, 2009.

24

Transamerica Van Kampen Large Cap Core VP

(unaudited)

MARKET ENVIRONMENT

In 2009, the stock market staged a strong comeback from the substantial declines caused by the financial crisis and economic recession, although the market remained below its October 2007 high. In early March, equities began a large rally from depressed valuation levels that continued through the end of the period due to several factors including the lessening risk of an economic depression, strengthening financial system, better-than-expected corporate earnings, and the Federal Reserve Board’s (“Fed”) zero interest rate policy. However, unemployment rates remained high, serving as a persistent threat to the fragile recovery.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Van Kampen Large Cap Core VP Initial Class returned 45.41%.  By comparison its benchmark, the Standard & Poor’s 500 Composite Stock Index (“S&P 500”), returned 26.46%.

STRATEGY REVIEW — Growth Team

The growth stock portion of the portfolio is managed by the Growth Team. The Growth Team uses intensive fundamental research to seek high-quality growth companies. The team’s investment discipline favors companies with sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.

Within the growth stock portfolio, both stock selection and an overweight in technology contributed the most to relative performance versus the S&P 500. Within the sector, exposure to the computer services software and systems industry drove performance. Both stock selection and an overweight in consumer discretionary also added to relative gains, largely due to the diversified retail industry. The financial services sector was another area of relative strength, with outperformance from both stock selection and an overweight in the sector, particularly within the securities brokerage and services industry.

Although the portfolio outperformed the S&P 500, one area was detrimental to overall performance. Stock selection in materials and processing detracted from relative performance, despite the benefit of an overweight in the sector. Within the sector, performance was dampened solely by exposure to the building materials industry.

STRATEGY REVIEW — Multi-Cap Value Team

The value portion of the portfolio is managed by the Multi Cap Value Team. The team focuses on stocks with reasonable valuations relative to the team’s assessment of fair value. Their disciplined, bottom-up stock selection process combines rigorous fundamental and quantitative research that applies different measures of value to different industries. A strong contrarian element guides this investment approach, which often uncovers underappreciated or overlooked companies suffering from short-term problems or negative news. The team strives to be ahead of the curve when it comes to identifying potential opportunities and typically looks to sell into strength.

Relative to the S&P 500, the value stock portfolio benefited from stock selection in the materials sector, driven mainly by a paper company that restructured its debt and benefited from synergies following an acquisition. An overweight in the consumer discretionary sector (where the portfolio holds primarily media companies) also boosted relative results. In the energy sector, both stock selection and an underweight were additive. The sector was among the weakest-performing groups in the S&P 500 for the period, and we have only recently begun building a small position in selected stocks that fit our criteria, mostly in integrated oil companies. Stock selection in the health care sector was another positive contributor, as acquisitions made by Pfizer and Merck lifted the portfolio’s holdings in large-cap pharmaceutical stocks.

However, relative performance was dampened by an underweight in the technology sector and stock selection in the financials sector. Underperformance in financials largely came from insurance and diversified financial companies. Some of the best-performing diversified financial companies during the period were among the worst performers in the previous year. However, we remained cautious about the financial health of many of these companies and began building positions only after the credit markets began stabilizing and we conducted a thorough evaluation of balance sheets.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Jason Leder

Kevin Holt

James Warwick

Devin Armstrong

B. Robert Baker

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	45.41%	2.12%	1.04%	04/08/1991
S&P 500*	26.46%	0.42%	(0.95)%
Service Class	45.09%	1.87%	5.55%	05/01/2003

NOTES

* The Standard & Poor’s 500 Composite Stock Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Van Kampen Large Cap Core VP
Initial Class	$1,000.00	$1,274.60	$4.82	$1,020.97	$4.28	0.84%
Service Class	1,000.00	1,273.60	6.25	1,019.71	5.55	1.09

(a)  Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	97.3%
Repurchase Agreement	2.6
Securities Lending Collateral	2.6
Preferred Stock	0.1
Other Assets and Liabilities - Net	(2.6)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK - 0.1%
Diversified Financial Services - 0.1%
Bank of America Corp., 10.00% ▲	17,000	$254
Total Preferred Stock (cost $255)

COMMON STOCKS - 97.3%
Aerospace & Defense - 0.2%
Honeywell International, Inc.	12,100	474
Air Freight & Logistics - 1.3%
CH Robinson Worldwide, Inc.	18,094	1,063
Expeditors International of Washington, Inc.	50,766	1,763
Beverages - 0.9%
Coca-Cola Co.	26,500	1,511
Dr. Pepper Snapple Group, Inc.	13,296	376
Capital Markets - 3.0%
Bank of New York Mellon Corp.	69,324	1,940
BlackRock, Inc. -Class A	6,779	1,574
Charles Schwab Corp.	85,195	1,603
Goldman Sachs Group, Inc.	4,400	743
State Street Corp.	9,700	422
Chemicals - 2.6%
E.I. du Pont de Nemours & Co.	19,699	663
Monsanto Co.	59,226	4,842
Commercial Banks - 1.4%
PNC Financial Services Group, Inc.	21,740	1,148
U.S. Bancorp	28,400	639
Wells Fargo & Co.	41,400	1,117
Communications Equipment - 2.3%
Cisco Systems, Inc. ‡	115,746	2,771
Research In Motion, Ltd. ‡	31,183	2,106
Computers & Peripherals - 4.5%
Apple, Inc. ‡	34,651	7,307
Dell, Inc. ‡	66,446	954
Hewlett-Packard Co.	23,300	1,200
Construction Materials - 0.8%
Cemex SAB de CV ADR ‡	67,694	800
Martin Marietta Materials, Inc.	10,578	946
Consumer Finance - 1.2%
American Express Co.	60,304	2,444
Distributors - 1.4%
Li & Fung, Ltd.	736,000	3,029
Diversified Financial Services - 5.8%
Bank of America Corp.	130,845	1,971
BM&FBOVESPA SA	324,492	2,283
Citigroup, Inc.	211,800	701
CME Group, Inc. -Class A	6,207	2,085
JPMorgan Chase & Co.	68,600	2,859
Leucadia National Corp. ‡	100,140	2,382
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	83,400	2,337
Verizon Communications, Inc.	64,500	2,137
Electrical Equipment - 0.6%
Emerson Electric Co.	16,800	716
First Solar, Inc. ‡ Λ	4,749	643
Electronic Equipment & Instruments - 0.0%
Flextronics International, Ltd. ‡	14,200	104
Energy Equipment & Services - 1.0%
Halliburton Co.	55,200	1,661
Smith International, Inc.	16,900	459
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	35,200	1,134
Wal-Mart Stores, Inc.	53,900	2,881
Food Products - 1.9%
Cadbury PLC ADR	8,228	423
Kraft Foods, Inc. -Class A	86,541	2,352
Unilever NV	45,400	1,468
Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp. ‡	108,600	977
Gen-Probe, Inc. ‡	8,808	378
Intuitive Surgical, Inc. ‡	3,622	1,099
Health Care Providers & Services - 1.5%
Cardinal Health, Inc.	43,400	1,400
UnitedHealth Group, Inc.	36,300	1,106
WellPoint, Inc. ‡	12,000	699
Hotels, Restaurants & Leisure - 2.9%
Las Vegas Sands Corp. ‡ Λ	87,503	1,307
Starbucks Corp. ‡	78,761	1,816
Wynn Resorts, Ltd. Λ	51,443	2,996
Household Products - 0.2%
Procter & Gamble Co.	6,900	418
Industrial Conglomerates - 0.9%
General Electric Co.	126,000	1,906
Insurance - 6.8%
Aflac, Inc.	10,100	467
Berkshire Hathaway, Inc. -Class A ‡	8	794
Berkshire Hathaway, Inc. -Class B ‡	986	3,240
Chubb Corp.	100,580	4,947
Loews Corp.	45,720	1,662
MetLife, Inc.	33,500	1,184
Travelers Cos., Inc.	47,700	2,378
Internet & Catalog Retail - 3.7%
Amazon.com, Inc. ‡	57,904	7,789
Internet Software & Services - 9.9%
Baidu, Inc. ADR ‡	5,997	2,466
eBay, Inc. ‡	196,742	4,631
Google, Inc. -Class A ‡	13,646	8,460
Tencent Holdings, Ltd.	215,600	4,668
Yahoo!, Inc. ‡	49,100	824
IT Services - 3.8%
Accenture PLC -Class A	13,600	564
Mastercard, Inc. -Class A	13,915	3,562
Redecard SA	152,482	2,540
Visa, Inc. -Class A	15,076	1,319
Western Union Co.	7,000	132
Life Sciences Tools & Services - 0.9%
Illumina, Inc. ‡	65,626	2,011
Machinery - 0.4%
Ingersoll-Rand PLC	22,900	818
Media - 6.4%
Comcast Corp. -Class A	244,814	4,128
DIRECTV -Class A ‡	37,446	1,249
McGraw-Hill Cos., Inc.	27,681	928
News Corp. -Class B Λ	97,500	1,552
Time Warner Cable, Inc.	19,135	792
Time Warner, Inc.	53,766	1,567
Viacom, Inc. -Class B ‡	120,750	3,590
Metals & Mining - 0.6%
Alcoa, Inc.	79,700	1,285

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Multiline Retail - 1.3%
JC Penney Co., Inc.	23,600	$628
Macy’s, Inc.	41,973	703
Sears Holdings Corp. ‡ Λ	8,422	703
Target Corp.	12,900	624
Multi-Utilities - 0.2%
Sempra Energy	6,600	369
Oil, Gas & Consumable Fuels - 5.3%
BP PLC ADR	13,200	765
Chevron Corp.	23,100	1,779
ConocoPhillips	27,300	1,394
Range Resources Corp.	29,436	1,467
Royal Dutch Shell PLC -Class A ADR	13,600	817
Total SA ADR	13,200	845
Ultra Petroleum Corp. ‡	83,158	4,147
Paper & Forest Products - 1.5%
International Paper Co.	115,945	3,105
Personal Products - 0.1%
Mead Johnson Nutrition Co. -Class A	3,361	147
Pharmaceuticals - 5.9%
Abbott Laboratories	21,600	1,166
Allergan, Inc.	34,479	2,173
Bristol-Myers Squibb Co.	89,376	2,257
Eli Lilly & Co.	30,600	1,093
GlaxoSmithKline PLC ADR	11,500	486
Merck & Co., Inc.	53,806	1,966
Pfizer, Inc.	150,235	2,733
Roche Holding AG ADR	13,540	571
Professional Services - 1.2%
Corporate Executive Board Co.	14,502	331
Monster Worldwide, Inc. ‡	37,282	649
SGS SA ‡	1,123	1,466
Real Estate Management & Development - 1.8%
Brookfield Asset Management, Inc. -Class A	174,905	3,879
Semiconductors & Semiconductor Equipment - 1.0%
Intel Corp.	66,900	1,364
KLA-Tencor Corp.	19,400	702
Software - 2.6%
Adobe Systems, Inc. ‡	44,304	1,630
Microsoft Corp.	13,000	396
Salesforce.com, Inc. ‡	36,521	2,694
VMware, Inc. -Class A ‡	20,881	885
Specialty Retail - 1.1%
Home Depot, Inc.	41,800	1,209
Lowe’s Cos., Inc.	48,400	1,132
Tobacco - 1.4%
Altria Group, Inc.	64,500	1,266
Philip Morris International, Inc.	33,800	1,629
Transportation Infrastructure - 0.6%
China Merchants Holdings International Co., Ltd.	406,018	1,310
Wireless Telecommunication Services - 1.2%
America Movil SAB de CV -Series L ADR	36,876	1,733
Vodafone Group PLC ADR	31,100	718
Total Common Stocks (cost $179,993)		206,611

Principal
REPURCHASE AGREEMENT - 2.6%
State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $5,596 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 05/15/2039, and with a value of $5,713	$5,596	5,596
Total Repurchase Agreement (cost $5,596)

	Shares
SECURITIES LENDING COLLATERAL - 2.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	5,581,245	5,581
Total Securities Lending Collateral (cost $5,581)

Total Investment Securities (cost $191,425) #		218,042
Other Assets and Liabilities - Net		(5,593)

Net Assets		$212,449

The notes to the financial statements are an integral part of this report.

5

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 12/31/2009.
‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $5,465.
#

Aggregate cost for federal income tax purposes is $195,965. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $30,969 and $8,892, respectively. Net unrealized appreciation for tax purposes is $22,077.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$32,713	$3,029	$—	$35,742
Equities - Consumer Staples	13,605	—	—	13,605
Equities - Energy	13,334	—	—	13,334
Equities - Financials	42,715	—	—	42,715
Equities - Health Care	20,115	—	—	20,115
Equities - Industrials	8,363	2,776	—	11,139
Equities - Information Technology	46,612	4,668	—	51,280
Equities - Materials	11,641	—	—	11,641
Equities - Telecommunication Services	6,925	—	—	6,925
Equities - Utilities	369	—	—	369
Cash & Cash Equivalent - Repurchase Agreement	—	5,596	—	5,596
Cash & Cash Equivalent - Securities Lending Collateral	5,581	—	—	5,581
Total	$201,973	$16,069	$—	$218,042

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except per share amounts in thousands)

Assets:
Investment securities, at value (cost: $185,829) (including securities loaned of $5,465)	$212,446
Repurchase agreement, at value (cost: $5,596)	5,596
Receivables:
Shares sold	47
Securities lending income (net)	10
Dividends	224
Dividend reclaims	6
218,329
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	144
Management and advisory fees	117
Distribution and service fees	3
Administration fees	4
Printing and shareholder reports fees	10
Audit and tax fees	8
Other	13
Collateral for securities on loan	5,581
5,880
Net assets	$212,449
Net assets consist of:
Capital stock ($.01 par value)	$162
Additional paid-in capital	255,477
Undistributed net investment income	1,361
Undistributed (accumulated) net realized gain (loss) on investment securities and foreign currency transactions	(71,168)
Net unrealized appreciation (depreciation) on:
Investment securities	26,617
Net assets	$212,449
Net assets by class:
Initial Class	$199,996
Service Class	12,453
Shares outstanding:
Initial Class	15,244
Service Class	932
Net asset value and offering price per share:
Initial Class	$13.12
Service Class	13.36

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $30)	$2,624
Interest income	— (a)
Securities lending income (net)	39
2,663
Expenses:
Management and advisory	1,144
Printing and shareholder reports	37
Custody	35
Administration	31
Legal	28
Audit and tax	13
Trustees	6
Transfer agent	3
Distribution and service:
Service Class	18
Other	4
Total expenses	1,319
Less waiver/reimbursement	(21)
Net expenses	1,298
Net investment income	1,365
Net realized gain (loss) on transactions from:
Investment securities	(12,456)
Foreign currency transactions	(5)
(12,461)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	71,527
Net realized and unrealized gain	59,066

Net increase in net assets resulting from operations	$60,431

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

7

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$1,365	$1,413
Net realized gain (loss) from investment securities and foreign currency transactions	(12,461)	(8,394)
Change in net unrealized appreciation (depreciation) on investment securities	71,527	(51,864)
Net increase (decrease) in net assets resulting from operations	60,431	(58,845)

Distributions to shareholders:
From net investment income:
Initial Class	(1,379)	(1,591)
Service Class	(68)	(34)
	(1,447)	(1,625)
From net realized gains:
Initial Class	—	(18,764)
Service Class	—	(451)
	—	(19,215)
Total distributions to shareholders	(1,447)	(20,840)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,286	2,615
Service Class	3,053	1,987
	10,339	4,602
Proceeds from fund acquisition:
Initial Class	87,536	—
Service Class	5,878	—
	93,414	—
Dividends and distributions reinvested:
Initial Class	1,379	20,355
Service Class	68	485
	1,447	20,840
Cost of shares redeemed:
Initial Class	(25,437)	(25,145)
Service Class	(1,250)	(730)
	(26,687)	(25,875)
Net increase (decrease) in net assets from capital shares transactions	78,513	(433)

Net increase (decrease) in net assets	137,497	(80,118)

Net assets:
Beginning of year	74,952	155,070
End of year	$212,449	$74,952
Undistributed net investment income	$1,361	$1,448

Share activity:
Shares issued:
Initial Class	628	186
Service Class	259	123
	887	309
Shares issued-reinvested from distributions:
Initial Class	117	1,508
Service Class	6	35
	123	1,543
Shares issued on fund acquisition:
Initial Class	8,789	—
Service Class	579	—
	9,368	—
Shares redeemed:
Initial Class	(2,330)	(1,702)
Service Class	(112)	(55)
	(2,442)	(1,757)
Net increase in shares outstanding:
Initial Class	7,204	(8)
Service Class	732	103
	7,936	95

The notes to the financial statements are an integral part of this report.

8

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.09	$19.04	$18.73	$18.23	$16.90
Investment operations
Net investment income(a)	0.10	0.18	0.19	0.15	0.14
Net realized and unrealized gain (loss)	4.02	(7.25)	1.50	1.59	1.43
Total operations	4.12	(7.07)	1.69	1.74	1.57
Distributions
From net investment income	(0.09)	(0.23)	(0.19)	(0.18)	(0.24)
From net realized gains	—	(2.65)	(1.19)	(1.06)	—
Total distributions	(0.09)	(2.88)	(1.38)	(1.24)	(0.24)
Net asset value
End of year	$13.12	$9.09	$19.04	$18.73	$18.23
Total return(b)	45.41%	(42.08%)	9.25%	(10.33%)	9.41%
Net assets end of year (000’s)	$199,996	$73,100	$153,192	$180,443	$208,119
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.83%	0.82%	0.82%	0.82%
Before reimbursement/fee waiver	0.85%	0.83%	0.82%	0.82%	0.82%
Net investment income, to average net assets	0.91%	1.20%	0.97%	0.81%	0.84%
Portfolio turnover rate	73%	37%	37%	40%	50%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$9.27	$19.36	$19.04	$18.52	$17.19
Investment operations
Net investment income(a)	0.07	0.14	0.15	0.10	0.10
Net realized and unrealized gain (loss)	4.10	(7.38)	1.51	1.63	1.45
Total operations	4.17	(7.24)	1.66	1.73	1.55
Distributions
From net investment income	(0.08)	(0.20)	(0.15)	(0.15)	(0.22)
From net realized gains	—	(2.65)	(1.19)	(1.06)	—
Total distributions	(0.08)	(2.85)	(1.34)	(1.21)	(0.22)
Net asset value
End of year	$13.36	$9.27	$19.36	$19.04	$18.52
Total return(b)	45.09%	(42.20)%	8.94%	10.06%	9.12%
Net assets end of year (000’s)	$12,453	$1,852	$1,878	$1,428	$1,076
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.08%	1.06%	1.07%	1.07%
Before reimbursement/fee waiver	1.10%	1.08%	1.06%	1.07%	1.07%
Net investment income, to average net assets	0.65%	0.98%	0.74%	0.55%	0.59%
Portfolio turnover rate	73%	37%	37%	40%	50%

(a)          Calculated based on average number of shares outstanding.

(b)         Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The notes to the financial statements are an integral part of this report.

9

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Van Kampen Large Cap Core VP (the “Fund”) is part of TST.

The Fund seeks to provide high total return.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $16 are included in net realized gain (loss) in the Statement of Operations.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, is included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $250 million	0.75%
Over $250 million	0.70%

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

0.84% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. The following amounts were available for recapture at December 31, 2009:

	Reimbursement of Expenses	Available for Recapture Through
Fiscal Year 2009:	$21	12/31/2012

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions:  Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the year ended December 31, 2009 were $4.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$204,862
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	110,429
U.S. Government	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$49,181
Undistributed (accumulated) net investment income (loss)	$(5)
Undistributed (accumulated) net realized gain (loss) from investment securities	$(49,176)

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$31,049	December 31, 2015*
$20,760	December 31, 2016**
$14,818	December 31, 2017

*Acquired from Transamerica Capital Guardian U.S. Equity VP on May 1, 2009, as a result of the reorganization (see Note 7).

**Acquired $17,802 from Transamerica Capital Guardian U.S. Equity VP on May 1, 2009, as a result of the reorganization (see Note 7).

13

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$1,447
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	4,505
Long-term Capital Gain	16,335

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$1,360
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(66,627)
Post October Capital Loss Deferral	$—
Post October Currency Loss Deferral	$—
Net Unrealized Appreciation (Depreciation)	$22,077
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

During 2010, the Fund will add INVESCO Advisers, Inc. as a sub-adviser in addition to its current sub-adviser Morgan Stanley Investment Management, Inc.  It is anticipated that a name change will take place in concurrence with the addition of the new sub-adviser.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

NOTE 7. REORGANIZATION

On May 1, 2009, the Fund acquired all of the net assets of Transamerica Capital Guardian U.S. Equity VP pursuant to a plan of reorganization.  Transamerica Van Kampen Large Cap Core VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax free exchange of 9,368 shares of the Fund for 20,467 shares of Transamerica Capital Guardian U.S. Equity VP outstanding on May 1, 2009. Transamerica Capital Guardian U.S. Equity VP’s net assets at that date, $93,414, including $16,551 unrealized depreciation, were combined with those of the Fund. For financial reporting purposes, assets received and shares issued to the Fund were recorded at fair value; however, the cost basis of the investments received from Transamerica Capital Guardian U.S. Equity VP was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Transamerica Van Kampen Large Cap Core VP immediately before the acquisition was $76,483; the combined net assets of the Fund immediately after the acquisition was $169,898. Shares issued with the acquisition were as follows:

	Shares	Amount
Initial Class	8,789	$87,536
Service Class	579	5,878

The exchange ratios of the reorganization for each class is as follows (the Fund shares issuable/ Transamerica Capital Guardian U.S. Equity VP shares outstanding):

Initial Class	0.46
Service Class	0.45

Assuming the reorganization had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$1,989
Net realized and unrealized gain	$28,655
Net increase in net assets resulting from operations	$30,644

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Transamerica Capital Guardian U.S. Equity VP that have been included in Fund’s statement of operations since May 1, 2009.

14

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Van Kampen Large Cap Core VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Van Kampen Large Cap Core VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

15

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

16

Transamerica Van Kampen Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

In many ways, 2009 was as surprising for investors as 2008. We made few changes to the portfolio during the downturn, as we believed our high quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous, as we invested in higher quality names — those with attractive returns on invested capital and strong balance sheets. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the portfolio’s holdings. While turnover remained low, we did add new names as several of the portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the portfolio’s relative outperformance.

PERFORMANCE

For the year ended December 31, 2009, Transamerica Van Kampen Mid-Cap Growth VP Initial Class returned 60.56%. By comparison its benchmark, the Russell Midcap® Growth Index, returned 46.29%.

STRATEGY REVIEW

In August 2009, the Russell Midcap® Growth Index (“Index”) re-categorized many of the names we held into new sectors. While we made very few changes to the positions held in the portfolio, the sector allocations are quite different due to this re-categorization.

Stock selection in consumer discretionary had a positive effect on relative performance, due to exposure to the leisure time industry. Stock selection in technology added to relative gains, although an underweight there slightly detracted. Within the sector, computer services software and systems was the leading contributing industry. Additionally, stock selection in producer durables bolstered relative performance, where the commercial services industry outperformed the Index.

Although the portfolio outperformed the Index, there were areas detrimental to overall performance. Both stock selection and an underweight in the materials and processing sector had a negative impact on relative performance. Here, the sole detractor was the building materials industry. Stock selection in energy also underperformed, despite the benefit of an overweight in the sector. Some of our energy holdings did not perform as well as other industries within the overall sector. By comparison, the coal industry, in which the portfolio did not have exposure, experienced a large rebound throughout the year. An overweight in financial services very slightly dampened relative performance, which was partially offset by positive results from stock selection. Within the sector, the asset management and custodian industry was the leading detractor.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead B. Nash

Co-Portfolio Managers

Van Kampen Asset Management

1

Average Annual Total Return for Periods Ended 12/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Initial Class	60.56%	4.55%	(3.85)%	03/01/1993
Russell Midcap® Growth*	46.29%	2.40%	(0.52)%
Service Class	60.12%	4.28%	7.15%	05/01/2003

NOTES

* The Russell Midcap® Growth Index (“Russell Midcap® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur ongoing costs, including management and advisory fees, distribution and service fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held for the entire period until December 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Van Kampen Mid-Cap Growth VP
Initial Class	$1,000.00	$1,288.10	$5.31	$1,020.57	$4.69	0.92%
Service Class	1,000.00	1,286.30	6.74	1,019.31	5.96	1.17

(a)       Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

SCHEDULE OF INVESTMENTS COMPOSITION

At December 31, 2009

(the following chart summarizes the Schedule of Investments of the fund by asset type)

(unaudited)

Asset Type	% of Net Assets
Common Stocks	98.4%
Securities Lending Collateral	7.5
Preferred Stock	1.0
Repurchase Agreement	0.6
Other Assets and Liabilities - Net	(7.5)
Total	100.0%

3

SCHEDULE OF INVESTMENTS

At December 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK - 1.0%
Pharmaceuticals - 1.0%
Ironwood Pharmaceuticals, 8.00% ▲ § ‡ Ə Δ	198,702	$4,371
Total Preferred Stock (cost $2,384)

COMMON STOCKS - 98.4%
Air Freight & Logistics - 3.9%
CH Robinson Worldwide, Inc.	134,707	7,911
Expeditors International of Washington, Inc.	278,810	9,683
Capital Markets - 4.0%
Calamos Asset Management, Inc. -Class A	237,200	2,735
Greenhill & Co., Inc.	106,906	8,578
T. Rowe Price Group, Inc.	123,369	6,569
Chemicals - 4.5%
Intrepid Potash, Inc. ‡	198,635	5,794
Nalco Holding Co.	330,456	8,430
Rockwood Holdings, Inc. ‡	253,907	5,982
Commercial Services & Supplies - 1.0%
Covanta Holding Corp. ‡	244,246	4,418
Communications Equipment - 1.2%
Palm, Inc. ‡ Λ	519,862	5,219
Computers & Peripherals - 3.1%
Teradata Corp. ‡	441,952	13,891
Construction Materials - 2.6%
Martin Marietta Materials, Inc.	103,164	9,224
Texas Industries, Inc. Λ	68,546	2,398
Distributors - 3.6%
Li & Fung, Ltd.	3,928,000	16,165
Diversified Consumer Services - 3.0%
New Oriental Education & Technology Group ADR ‡	92,171	6,969
Strayer Education, Inc. Λ	30,483	6,477
Diversified Financial Services - 7.4%
IntercontinentalExchange, Inc. ‡	65,359	7,340
Leucadia National Corp. ‡	416,815	9,916
Moody’s Corp.	113,100	3,031
MSCI, Inc. -Class A ‡	409,771	13,031
Health Care Equipment & Supplies - 3.4%
Gen-Probe, Inc. ‡	205,071	8,798
Intuitive Surgical, Inc. ‡	20,642	6,261
Hotels, Restaurants & Leisure - 8.0%
Ctrip.com International, Ltd. ADR ‡	252,580	18,150
Las Vegas Sands Corp. ‡ Λ	358,779	5,360
Wynn Resorts, Ltd. Λ	209,380	12,192
Household Durables - 2.9%
Gafisa SA ADR Λ	187,878	6,080
NVR, Inc. ‡	9,921	7,051
Internet & Catalog Retail - 4.9%
NetFlix, Inc. ‡ Λ	66,112	3,645
priceline.com, Inc. ‡	84,629	18,492
Internet Software & Services - 9.2%
Akamai Technologies, Inc. ‡	338,285	8,569
Alibaba.com, Ltd.	3,880,800	8,967
Baidu, Inc. ADR ‡	43,615	17,935
Equinix, Inc. ‡	56,397	5,987
IT Services - 2.3%
Redecard SA	621,100	10,346
Life Sciences Tools & Services - 4.3%
Illumina, Inc. ‡ Λ	334,740	10,259
Techne Corp.	134,689	9,234
Media - 2.3%
Discovery Communications, Inc. -Series C ‡	182,734	4,846
Groupe Aeroplan, Inc.	538,073	5,603
Multiline Retail - 1.0%
Sears Holdings Corp. ‡ Λ	53,551	4,469
Oil, Gas & Consumable Fuels - 7.6%
Petrohawk Energy Corp. ‡	142,999	3,431
Range Resources Corp.	244,900	12,208
Ultra Petroleum Corp. ‡	367,190	18,308
Personal Products - 1.6%
Mead Johnson Nutrition Co. -Class A	159,440	6,968
Pharmaceuticals - 1.3%
Allergan, Inc.	90,471	5,701
Professional Services - 8.4%
Corporate Executive Board Co.	155,031	3,538
IHS, Inc. -Class A ‡	112,290	6,155
Intertek Group PLC	499,058	10,087
Monster Worldwide, Inc. ‡	218,932	3,809
Verisk Analytics, Inc. -Class A ‡	470,149	14,237
Software - 5.9%
Autodesk, Inc. ‡	235,621	5,987
Rovi Corp. ‡	128,612	4,099
Salesforce.com, Inc. ‡	222,530	16,416
Wireless Telecommunication Services - 1.0%
Millicom International Cellular SA	58,332	4,303
Total Common Stocks (cost $433,408)		441,252

Principal
REPURCHASE AGREEMENT - 0.6%

State Street Repurchase Agreement 0.01%, dated 12/31/2009, to be repurchased at $2,655 on 01/04/2010. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $2,713

Total Repurchase Agreement (cost $2,655)	$2,655	2,655

	Shares
SECURITIES LENDING COLLATERAL - 7.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.24% ▲	33,647,566	33,648
Total Securities Lending Collateral (cost $33,648)

Total Investment Securities (cost $472,095) #		481,926
Other Assets and Liabilities - Net		(33,684)

Net Assets		$448,242

The notes to the financial statements are an integral part of this report.

4

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 12/31/2009.
§	Illiquid. These securities aggregated $4,371, or 0.98%, of the Fund’s net assets.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of $4,371, or 0.98% of the Fund’s net assets.
Δ	Restricted Security. At 12/31/2009, the fund owned the respective security (representing 0.98% of net assets) which was restricted as to public resale.

Description	Date of Acquisition	Shares	Per Share	Cost	Value	Price*
Ironwood Pharmaceuticals, Inc.	09/11/2008	198,702	$12.00	$2,384	$4,371	$22.00

* Price not in thousands

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $32,900.
#

Aggregate cost for federal income tax purposes is $472,744. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $69,454 and $60,272, respectively. Net unrealized appreciation for tax purposes is $9,182.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$99,334	$16,165	$—	$115,499
Equities - Consumer Staples	6,968	—	—	6,968
Equities - Energy	33,947	—	—	33,947
Equities - Financials	51,200	—	—	51,200
Equities - Health Care	40,253	—	4,371	44,624
Equities - Industrials	49,751	10,087	—	59,838
Equities - Information Technology	88,449	8,967	—	97,416
Equities - Materials	31,828	—	—	31,828
Equities - Telecommunication Services	4,303	—	—	4,303
Cash & Cash Equivalent - Repurchase Agreement	—	2,655	—	2,655
Cash & Cash Equivalent - Securities Lending Collateral	33,648	—	—	33,648
Total	$439,681	$37,874	$4,371	$481,926

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 12/31/2009
Equities - Health Care	$2,384	$—	$—	$—	$1,987	$—	$4,371
Total	$2,384	$—	$—	$—	$1,987	$—	$4,371

The notes to the financial statements are an integral part of this report.

5

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2009

(all amounts except share amounts in thousands)

Assets:
Investment securities, at value (cost: $469,440) (including securities loaned of $32,900)	$479,271
Repurchase agreement, at value (cost: $2,655)	2,655
Receivables:
Shares sold	195
Securities lending income (net)	106
Dividends	199
482,426
Liabilities:
Accounts payable and accrued liabilities:
Shares redeemed	119
Management and advisory fees	302
Distribution and service fees	2
Administration fees	7
Printing and shareholder reports fees	71
Audit and tax fees	8
Other	27
Collateral for securities on loan	33,648
34,184
Net assets	$448,242

Net assets consist of:
Capital stock ($.01 par value)	$206
Additional paid-in capital	757,113
Undistributed net investment income	552
Undistributed (accumulated) net realized gain (loss) on investment securities and foreign currency transactions	(319,460)
Net unrealized appreciation (depreciation) on:
Investment securities	9,831
Net assets	$448,242
Net assets by class:
Initial Class	$437,513
Service Class	10,729
Shares outstanding:
Initial Class	20,053
Service Class	499
Net asset value and offering price per share:
Initial Class	$21.82
Service Class	21.52

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

(all amounts in thousands)

Investment income:
Dividend income (Withholding taxes on foreign dividends of $79)	$3,554
Interest income	3
Securities lending income (net)	386
3,943
Expenses:
Management and advisory	2,905
Printing and shareholder reports	240
Custody	81
Administration	73
Legal	18
Audit and tax	17
Trustees	14
Transfer agent	7
Distribution and service:
Service Class	17
Other	8
Total expenses	3,380

Net investment income	563

Net realized gain (loss) on transactions from:
Investment securities	(9,966)
Foreign currency transactions	(11)
(9,977)
Net increase in unrealized appreciation (depreciation) on:
Investment securities	181,182
Net realized and unrealized gain	171,205

Net increase in net assets resulting from operations	$171,768

The notes to the financial statements are an integral part of this report.

6

STATEMENT OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	December 31, 2009	December 31, 2008
From operations:
Net investment income	$563	$138
Net realized gain (loss) from investment securities and foreign currency transactions	(9,977)	(21,798)
Change in net unrealized appreciation (depreciation) on investment securities	181,182	(257,669)
Net increase (decrease) in net assets resulting from operations	171,768	(279,329)

Distributions to shareholders:
From net investment income:
Initial Class	—	(10,060)
Service Class	—	(173)
	—	(10,233)
Total distributions to shareholders	—	(10,233)

Capital share transactions:
Proceeds from shares sold:
Initial Class	22,456	12,193
Service Class	6,447	3,006
	28,903	15,199
Dividends and distributions reinvested:
Initial Class	—	10,060
Service Class	—	173
	—	10,233
Cost of shares redeemed:
Initial Class	(47,870)	(91,618)
Service Class	(3,141)	(5,795)
	(51,011)	(97,413)
Net decrease in net assets from capital shares transactions	(22,108)	(71,981)

Net increase (decrease) in net assets	149,660	(361,543)

Net assets:
Beginning of year	298,582	660,125
End of year	$448,242	$298,582
Undistributed (accumulated) net investment income (loss)	$552	$(1)

Share activity:
Shares issued:
Initial Class	1,256	572
Service Class	346	141
	1,602	713
Shares issued-reinvested from distributions:
Initial Class	—	473
Service Class	—	8
	—	481
Shares redeemed:
Initial Class	(2,853)	(4,484)
Service Class	(172)	(296)
	(3,025)	(4,780)
Net increase (decrease) in shares outstanding:
Initial Class	(1,597)	(3,439)
Service Class	174	(147)
	(1,423)	(3,586)

The notes to the financial statements are an integral part of this report.

7

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Initial Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value
Beginning of year	$13.59	$25.83	$21.08	$19.18	$17.85
Investment operations
Net investment income (loss)(a)	0.03	— (b)	0.11	0.05	(0.02)
Net realized and unrealized gain (loss)	8.20	(11.80)	4.64	1.85	1.37
Total operations	8.23	(11.80)	4.75	1.90	1.35
Distributions
From net investment income	—	(0.44)	—	—	(0.02)
Total distributions	—	(0.44)	—	—	(0.02)
Net asset value
End of year	$21.82	$13.59	$25.83	$21.08	$19.18
Total return(c)	60.56%	(46.29)%	22.53%	9.91%	7.55%
Net assets end of year (000’s)	$437,513	$294,219	$648,069	$593,375	$642,496
Ratio and supplemental data
Expenses to average net assets	0.93%	0.87%	0.89%	0.89%	0.92%
Net investment income (loss), to average net assets	0.16%	0.03%	0.47%	0.24%	(0.13)%
Portfolio turnover rate	35%	39%	76%	65%	177%

For a share outstanding throughout each period

	Service Class
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value
Beginning of year	$13.44	$25.56	$20.91	$19.07		$17.78
Investment operations
Net investment income (loss)(a)	(0.01)	(0.05)	0.05	—	(b)	(0.07)
Net realized and unrealized gain (loss)	8.09	(11.68)	4.60	1.84		1.36
Total operations	8.08	(11.73)	4.65	1.84		1.29
Distributions
From net investment income	—	(0.39)	—	—		—
Total distributions	—	(0.39)	—	—		—
Net asset value
End of year	$21.52	$13.44	$25.56	$20.91		$19.07
Total return(c)	60.12%	(46.44)%	22.24%	9.59%		7.31%
Net assets end of year (000’s)	$10,729	$4,363	$12,057	$6,634		$4,758
Ratio and supplemental data
Expenses to average net assets	1.18%	1.12%	1.14%	1.14%		1.17%
Net investment income (loss), to average net assets	(0.06)%	(0.22)%	0.21%	—	%(d)	(0.40)%
Portfolio turnover rate	35%	39%	76%	65%		177%

(a)          Calculated based on average number of shares outstanding.

(b)         Rounds to less than ($0.01) or $0.01.

(c)          Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)         Rounds to less than (0.01%) or 0.01%.

The notes to the financial statements are an integral part of this report.

8

NOTES TO FINANCIAL STATEMENTS

At December 31, 2009

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Van Kampen Mid-Cap Growth VP (the “Fund”) is part of TST.

The Fund seeks capital appreciation.

The Fund currently offers two classes of shares; an Initial Class and a Service Class.

This report should be read in conjunction with the Fund’s current prospectus, which contains more complete information about the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In preparing the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Fund’s custodian and pursuant to the terms of the repurchase agreement, must be collaterized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2009 are listed in the Schedule of Investments.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities; (ii) the borrower may not be able to provide additional collateral; (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statement of Operations. The value of loaned securities and related collateral outstanding at December 31, 2009 are shown in the Schedule of Investments and Statement of Assets and Liabilities.

9

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Income from loaned securities on the Statement of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Fund with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions paid by the Fund be used to pay expenses that would otherwise be borne by any other funds within TST, or by any other party.

Recaptured commissions during the year ended December 31, 2009 of $50 are included in net realized gain (loss) in the Statement of Operations.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

10

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in

Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreement, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is a money market fund which is valued at the net assets of the underlying securities and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Fund’s investments, at December 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Fund’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, Merrill Lynch Life Insurance Company, and ML Life Insurance Company of New York.

TAM is the Fund’s investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Fund are also officers of TAM, TFS, and TCI.

The following schedule reflects the percentage of Fund assets owned by affiliated investment companies at December 31, 2009:

	Market Values	% of Net Assets
Transamerica BlackRock Tactical Allocation VP	$2,697	0.60%

Investment advisory fee: The Fund pays management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

First $1 billion	0.80%
Over $1 billion	0.775%

11

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse the Fund to the extent that operating expenses, excluding distribution and service fees and certain extraordinary expenses, exceed the following stated annual limit:

1.00% Expense Limit

If total Fund expenses, excluding 12b-1 fees and certain extraordinary expenses, fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Fund may be required to pay the adviser a portion or all of the waived advisory fees.

There were no amounts recaptured during the year ended December 31, 2009. There are no amounts available for recapture at December 31, 2009.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a Distribution Agreement with TCI as the Fund’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for its activities, not as reimbursement for specific expenses. Under the Distribution Plan and Distribution Agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s Initial Class shares. The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for their policyholders who invest in the variable insurance products which invest in the Service Class shares.

The Fund is authorized under the Distribution Plan to pay fees on each class up to the following limits:

Initial Class	0.15%
Service Class	0.25%

TCI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Initial Class shares before April 30, 2010. Prior to TCI seeking reimbursement of future expenses, policy and contract owners will be notified in advance. The Fund will pay fees relating to Service Class shares.

Administrative services: The Fund has entered into an agreement with TFS for financial and legal fund administration services. The Fund pays TFS an annual fee of 0.02% of average net assets. The Legal fees on the Statement of Operations are for fees paid to external legal counsel.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions:  Brokerage commissions incurred on security transactions placed with affiliates of the adviser for the year ended December 31, 2009 were $6.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2009 were as follows:

Purchases of securities:
Long-term	$124,796
U.S. Government	—
Proceeds from maturities and sales of securities:
Long-term	142,826
U.S. Government	—

12

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2009

(all amounts in thousands)

NOTE 5. FEDERAL INCOME TAX MATTERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Fund’s tax positions taken for all open tax years (2006 — 2009), or expected to be taken in the Fund’s 2010 tax return, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Florida, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Additional paid-in capital	$(102,508)
Undistributed (accumulated) net investment income (loss)	$(11)
Undistributed (accumulated) net realized gain (loss) from investment securities	$102,519

The capital loss carryforwards are available to offset future realized gains through the periods listed below:

Capital Loss Carryforwards	Available Through
$285,142	December 31, 2010
$6,742	December 31, 2016
$25,193	December 31, 2017

The capital loss carryforwards utilized and expired during the year ended December 31, 2009 was $102,508.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2009 and 2008 was as follows:

2009 Distributions paid from:
Ordinary Income	$—
Long-term Capital Gain	—
2008 Distributions paid from:
Ordinary Income	10,233
Long-term Capital Gain	—

The tax basis components of distributable earnings as of December 31, 2009 are as follows:

Undistributed Ordinary Income	$567
Undistributed Long-term Capital Gain	$—
Capital Loss Carryforward	$(317,077)
Post October Capital Loss Deferral	$(1,736)
Post October Currency Loss Deferral	$(14)
Net Unrealized Appreciation (Depreciation)	$9,182
Other Temporary Differences	$—

NOTE 6. SUBSEQUENT EVENTS

During 2010, the Fund will change its name to Transamerica Morgan Stanley Mid-Cap Growth VP.

Management has evaluated subsequent events through February 24, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

13

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

Transamerica Van Kampen Mid-Cap Growth VP:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Van Kampen Mid-Cap Growth VP (the “Fund”) (one of the portfolios constituting Transamerica Series Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Tampa, Florida

February 24, 2010

14

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Fund has made no Long-Term Capital Gain Designation for the year ended December 31, 2009.

15

Transamerica Series Trust

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.  The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 157 funds as of 12.31.09

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman and Board Member (2008 — present), President (2007 — present), Chief Executive Officer (2006 — present), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”);

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 —present);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc.

				157	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships
			(“TIF”) (2002 — 2004); and Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired, KPMG (1999 — present); Board Member, TII (2003 — present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present).	157	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2001

Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);

Board Member, TST (2001 — present);

Board Member, Transamerica Funds and TIS (2002 — present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Board Member, TII (2008 — present);

Owner and President, Prestige Automotive Group (2001 — 2005);

President, L. J. Hill & Company (1999 — present);

Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

				157	N/A

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present); Board Member, TII (2009 — present); Principal, Maxam Capital Management, LLC (2006 — 2008); and Principal, Cobble Creek Management LP (2004 — 2006).	157	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Russell A. Kimball, Jr. (1944)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 — present); Board Member, TST (1986 — present); Board Member, Transamerica Funds, (1986 — 1990), (2002 — present); Board Member, TIS (2002 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and Board Member, TII (2008 — present).	157	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present); Self-employed consultant (2006 — present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); and President, International Fund Services (alternative asset administration) (1993 — 2005).	157	N/A

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2006	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — present); Director, Iowa Student Loan Service Corporation (2006 — present); Director, League for Innovation in the Community Colleges (1985 — 2005); Director, Iowa Health Systems (1994 — 2003); Director, U.S. Bank (1985 — 2006); and President, Kirkwood Community College (1985 — 2005).	157	Buena Vista University Board of Trustees (2004 - present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present); Board Member, TPP (2002 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).	157	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Vice President, American Express (1987 — 1989); Vice President, The Equitable (1986 — 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).	157	N/A

John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander & Fischer, P.A. (2008 — present); Retired (2004 — 2008); Board Member, TST and TIS (2004 — present); Board Member, Transamerica Funds (2005 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — present); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and	157	Operation Par, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Treasurer, The Hough Group of Funds (1993 — 2004).

*                     Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**              May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***       Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period).  Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present);

Vice President, General Counsel and Secretary, TII, (2006 — present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 — present);

Assistant Vice President, TCI (2007 — present); and

Director, Deutsche Asset Management (1998 — 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST and TIS (2007 — present);

Vice President, Treasurer and Principal Financial Officer, TII (2007 — present);

Vice President (2007 — present), Treasurer and Principal Financial Officer (2001 — present), TPP, TPFG, TPFG II and TAAVF;

Senior Vice President, TAM and TFS (2007 — present);

Senior Vice President (2008 — present), Vice President (2001 — 2008); Diversified Investment Advisors, Inc. (“DIA”);

Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 — present);

Director, Transamerica Financial Life Insurance

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Company (“TFLIC”) (2004 — present); and

Treasurer, Diversified Actuarial Services, Inc. (2002 — present).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005	Vice President and Chief Investment Officer (2007 — present); Vice President - Investment Administration (2005 — 2007), TII;

Vice President and Chief Investment Officer (2007 — present), Senior Vice President - Investment Management (2006 — 2007), Vice President - Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (February 2010 — present);

Vice President and Senior Counsel, TAM (2007 — present);

Senior Counsel, United States Securities and Exchange Commission (2004 — 2007); and

Associate, Dechert, LLP (1999 — 2004).

Robert A. DeVault, Jr. (1965)	Assistant Treasurer	Since 2009

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Treasurer, TII (2009 — present); and

Assistant Vice President (2007 — present) and Manager, Fund Administration, (2002 — 2007), TFS.

Suzanne Valerio-Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Assistant Treasurer, TII (2007 — present); and

Vice President, DIA (1998 — present).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — present);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 — 2007).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 — present);

Assistant Secretary, TII (2009 — present);

Counsel, TAM (2008 — present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present);

Tax Officer, TII (2008 — present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 — 2007) and Gregory, Sharer & Stuart (2005 — 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

*                 Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericafunds.com.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s proxy voting policies and procedures is available in the Statement of Additional

Information of the Funds, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and

Exchange Commission (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Portfolios and the Trust. Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Funds will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday—Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•                                          Information we receive from you on applications or other forms, such as your name, address, and account number;

•                                          Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•                                          Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:                   This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

P.O. Box 9012

Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

4600 South Syracuse Street

Denver, CO 80237

Customer Service: 1-800-851-9777

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31
	(in thousands)	2009	2008

(a)	Audit Fees	673	708
(b)	Audit-Related Fees (1)	15	—
(c)	Tax Fees (2)	247	212
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

(1)                      Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)                      Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(3)                      The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)  Not applicable.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: February 26, 2010

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer
Date: February 26, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer